UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07873

Nuveen Municipal Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: April 30

Date of reporting period: April 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, its what you keep.®

Annual Report April 30, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class B	Class C	Class C2	Class I

Nuveen All-American Municipal Bond Fund	FLAAX	FAAMX	FACCX	FAACX	FAARX
Nuveen Inflation Protected Municipal Bond Fund	NITAX	—	NAADX	NIPCX	NIPIX
Nuveen Intermediate Duration Municipal Bond Fund	NMBAX	NUMBX	NNCCX	NNSCX	NUVBX
Nuveen Limited Term Municipal Bond Fund	FLTDX	—	FAFJX	FLTCX	FLTRX
Nuveen Short Term Municipal Bond Fund	FSHAX	—	NAAEX	NSVCX	FSHYX

NUVEEN INVESTMENTS TO BE ACQUIRED BY TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF’s asset management business, and that its current leadership and key investment teams will stay in place.

Your fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your fund’s sub-adviser(s) will continue to manage your fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your fund’s operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the funds and NFAL and the investment sub-advisory agreements between NFAL and each fund’s sub-adviser(s). New agreements will be presented to the funds’ shareholders for approval, and, if approved, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction, expected to be completed by year end, is subject to customary closing conditions.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

After significant growth in 2013, domestic and international equity markets have been less compelling during the first part of 2014. Concerns about deflation, political uncertainty in many places and the potential for more fragile economies to impact other countries have produced uncertainty in the markets.

Europe is beginning to emerge slowly from recession in mid-2013, with improved GDP and employment trends in some countries. However, Japan’s deflationary headwinds have resurfaced; and China shows signs of slowing from credit distress combined with declines in manufacturing and exports. Most recently, tensions between Russia and Ukraine may continue to hold back stocks and support government bonds in the near term.

Despite these headwinds, there are some encouraging signs of forward momentum in the markets. In the U.S., the news is more positive with financial risks slowly receding, positive GDP trends, downward trending unemployment and stronger household finances and corporate spending.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

June 23, 2014

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen All-American Municipal Bond Fund

Nuveen Inflation Protected Municipal Bond Fund

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

Nuveen Short Term Municipal Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. John Miller, CFA, and Doug White, CFA, manage the Nuveen All-American Municipal Bond Fund. John began managing the Fund in 2010 and Doug joined him as co-manager of the Fund in 2011. Dan Close, CFA, and Doug Baker, CFA, have managed the Nuveen Inflation Protected Municipal Bond Fund since its inception in 2011. Paul Brennan, CFA, has managed the Nuveen Intermediate Duration Municipal Bond Fund since 2007 and the Nuveen Limited Term Municipal Bond Fund since 2006. Chris Drahn, CFA, has managed the Nuveen Short Term Municipal Bond Fund since 2002.

Recently, the portfolio managers discussed economic and market conditions, key investment strategies and the Funds’ performance for the twelve-month period ending April 30, 2014.

What factors affected the U.S. economy and national municipal bond market during the twelve-month reporting period ended April 30, 2014?

During this reporting period, the U.S. economy continued its slow advance toward recovery from recession. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. Based on its view that the underlying strength in the broader economy was enough to support ongoing improvement in the labor market, the Fed began to reduce, or taper, its monthly asset purchases in $10 billion increments over the course of four consecutive meetings (December 2013 through April 2014). As of May 2014, the Fed’s monthly purchases comprise $20 billion in mortgage-backed securities (versus the original $40 billion per month) and $25 billion in longer-term Treasury securities (versus $45 billion). Following its April 2014 meeting, the Fed reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions, saying that it would likely maintain the current target range for the fed funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Fed’s 2% longer-run goal.

In the first quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), contracted at an annualized rate of 1.0%, the first drop in economic output since the first quarter of 2011. While consumer spending, the main driver of the U.S. economy, made a strong showing, expansion during this period was restrained primarily by slower-than-expected inventory growth, compounded by severe winter weather conditions. The Consumer Price Index (CPI) rose 2.0% year-over-year as of April 2014, while the core CPI (which excludes food and energy) increased 1.8% during the same period, staying within the Fed’s unofficial

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

longer-term objective of 2.0% or lower for this inflation measure. As of April 2014, the national unemployment rate was 6.3%, the lowest reading since September 2008, down from the 7.5% reported in April 2013, but still higher than levels that would provide consistent support for optimal GDP growth. The housing market continued to post gains, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 12.4% for the twelve months ended March 2014 (most recent data available at the time this report was prepared). This brought the average U.S. home price back to mid-2004 levels, although prices continued to be down approximately 20% from their mid-2006 peak.

As this reporting period began, continued political debate over federal spending clouded the outlook for the U.S. economy, as lack of resolution on spending cuts triggered sequestration (a program of automatic cuts affecting federal programs) and Congress failed to reach agreement on the federal budget for Fiscal 2014. On October 1, 2013, the start date for Fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law, funding the government at sequestration levels and suspending the debt limit until early 2014. Consensus on a $1.1 trillion federal spending bill was finally reached in January 2014 and in February 2014, members of Congress agreed to suspend the $16.7 trillion debt ceiling until March 2015.

In June 2013, then-Fed Chairman Ben Bernanke’s remarks about potentially tapering the Fed’s asset purchase program touched off widespread uncertainty about the next step for the Fed’s quantitative easing program and its impact on the economy and financial markets. This led to increased market volatility, which was compounded by headline credit stories involving Detroit’s bankruptcy filing in July 2013, the largest municipal bankruptcy in history and the disappointing news that continued to come out of Puerto Rico, where a struggling economy and years of deficit spending and borrowing resulted in multiple downgrades on the commonwealth’s bonds. In this unsettled environment, the Treasury market traded off, the municipal market followed suit and spreads widened as investor concern grew, which prompted increased selling by bondholders across the fixed income markets.

During the second half of this reporting period, municipal bonds generally rebounded, as the Fed remained accommodative, the Treasury market rallied and municipal credit fundamentals continued to improve. Higher yields and the prospect of higher taxes sparked increased demand and improved flows into municipal bond funds, while supply continued to drop. This supply/demand dynamic served as a key driver of municipal market performance. While yields retraced some of their 2013 gains during the first four months of 2014, municipal bonds generally produced positive total returns for the reporting period as a whole, except at the longest end of the maturity spectrum. Fundamentals on municipal bonds remained strong, as state governments made good progress in dealing with budget issues. Due to strong growth in personal tax and sales tax collections, year-over-year totals for state tax revenues have increased for 16 consecutive quarters, while on the expense side, the states made headway in cutting and controlling costs, with more than 40 states implementing some type of pension reform. The current level of municipal issuance reflects the more conservative approach to state budgeting as well as decreased refunding activity as municipal market yields rose. Over the twelve months ended April 30, 2014, municipal bond issuance nationwide totaled $299.6 billion, down 21% from the issuance for the twelve-month period ended April 30, 2013.

How did the Funds perform during the twelve-month reporting period ended April 30, 2014?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for its Class A Shares at net asset value (NAV) for the applicable one-year, five-year, ten-year and since-inception periods ending April 30, 2014. Each Fund’s Class A Share returns are compared with the performance of a corresponding market index and Lipper classification average.

Nuveen All-American Municipal Bond Fund

During the twelve months ending April 30, 2014, the Nuveen All-American Municipal Bond Fund’s Class A Shares at NAV underperformed the benchmark S&P Municipal Bond Index, but outpaced the Lipper General Municipal Debt Funds Classification Average.

6	Nuveen Investments

Credit quality positioning was the primary factor behind the Fund’s underperformance relative to the benchmark. Specifically, the Fund was overweighted in BBB-rated bonds occupying the lowest tier of the investment grade bond universe. As we have discussed in previous reports, we regularly overweight lower investment grade and, to a lesser extent, high yield bonds, because we have confidence in Nuveen’s research capabilities and our ability to uncover creditworthy issuers with bonds trading at attractive prices and the credit segment where we at Nuveen believe we can add the greatest long-term value for shareholders through disciplined research. The Fund was also underweighted in AAA-rated and AA-rated bonds, the two highest credit quality tiers. In both cases, our positioning had a negative impact, given that higher rated issues generally outperformed their lower quality counterparts during the twelve month reporting period.

Interest rate positioning was a secondary source of underperformance, in that the Fund’s duration exceeded the benchmark. When rates on municipal debt quickly rose in the initial months of the reporting period, the Fund’s added interest rate sensitivity proved detrimental.

When market conditions improved significantly during the reporting period’s second half, our willingness to maintain our investment approach and continue to add suitable lower investment grade rated and longer dated bonds was a meaningful positive that enabled us to take back a significant portion of the Fund’s prior underperformance, while also potentially setting the stage for favorable long-term future results.

The Fund’s sector allocation provided a modestly helpful performance impact. In particular, we were well positioned in the health care and corporate-backed industrial development revenue bond sectors, two categories that did relatively well. We also experienced a modest performance benefit from our allocation to inverse floating rate securities, also known as inverse floaters.

Finally, the Fund was helped by maintaining limited exposure to bonds connected to the U.S. territory of Puerto Rico, a large issuer of municipal debt that faced significant concerns about credit quality. In addition to emphasizing relatively conservative Puerto Rico bonds, we systematically reduced the Fund’s exposure to Puerto Rico debt over time. At the start of the reporting period, the portfolio had roughly 2.6% exposure to the territory. By the end of October 2013, that weighting was down to 1% and by the end of the reporting period, the Fund had closed-out completely of Puerto Rico bonds.

Nuveen Inflation Protected Municipal Bond Fund

During the twelve months ending April 30, 2014, the Nuveen Inflation Protected Municipal Bond Fund’s Class A shares at NAV underperformed the Barclays 1–10 Year Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Classification Average.

The Fund’s performance is shaped by its two portfolio components, intermediate duration municipal bonds and inflation-linked swaps, the latter of which are designed to hedge the Fund against changes in inflation expectations, which can influence municipal bond prices. During this reporting period, both the Fund’s municipal bond portfolio and especially its inflation protection component detracted from performance.

Relative to the Barclays benchmark, the Fund’s municipal bond portion was hampered by its duration and yield curve positioning. On balance, interest rates rose during the one-year time frame. Accordingly, the portfolio’s higher duration relative to the benchmark, meaning increased sensitivity to rate changes, proved detrimental. Specifically, we were overweight in longer dated bonds, which hurt on a relative basis, given that shorter dated issues did not decline to the same extent.

Credit quality positioning also detracted from performance. The Fund was overweighted in BBB-rated bonds, the lowest quality tier of the investment grade bond universe. Because these credits underperformed the index, our heightened exposure hurt results. The Fund benefited, however, from favorable sector allocation. Most notably, underweighting state general obligation bonds was helpful because this category lagged the index. The Fund was also well positioned among higher education bonds while performance was negatively impacted by corporate-backed industrial development revenue bonds.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

Notably, the Fund had only minimal exposure to the bonds of Puerto Rico and Detroit, both of which generated headlines during the reporting period for their credit challenges. We held just one Puerto Rico bond issue that had been pre-refunded and elected to sell the position during the beginning of the reporting period, so the sale price benefited from its high credit quality and short duration. Our exposure to Detroit was limited to secured water/sewer bonds that continue to meet their interest obligations despite the city’s financial troubles.

The Fund’s inflation linked swaps achieved their goal of hedging against fluctuations in inflation expectations and realized inflation. During the reporting period, however, these securities meaningfully hampered relative performance for two reasons. First, realized inflation was lower than expected during the reporting period. This situation, resulted in negative carry, meaning that the swaps’ fixed rate that the Fund pays on average exceeded the floating rate or realized inflation, that the Fund receives on the swaps. Second, because during the reporting period the market consensus for future inflation decreased, the market value of the swaps decreased as would be expected.

Nuveen Intermediate Duration Municipal Bond Fund

The Nuveen Intermediate Duration Municipal Bond Fund’s Class A shares at NAV underperformed the S&P Municipal Bond Intermediate Index but outpaced the Lipper Intermediate Municipal Debt Funds Classification Average.

In absolute terms, the Fund’s performance more or less mirrored that of the broader municipal bond market, it struggled during the first half of the reporting period when investors were particularly risk averse and performed very well when sentiment shifted back in favor of tax-exempt securities.

Relative to the Fund’s S&P benchmark, our allocation to certain older tobacco bonds hampered results. Despite what we saw as positive fundamental characteristics, these bonds struggled in the wake of the market’s 2013 selloff. Another performance challenge included the Fund’s modest allocation to Puerto Rico bonds, which did poorly in light of investors heightened concerns about the island’s credit quality. Specifically, the Fund owned some very short dated Puerto Rico Public Buildings Authority bonds. Because we expected these securities would ultimately be repaid in full, we preferred to maintain our position rather than sell at depressed values. As of the end of the reporting period, the Fund’s allocation in Puerto Rico bonds was 0.4%, down from 1.0% at the start of the reporting period.

The other credit challenge was the city of Detroit, which filed for bankruptcy in July 2013. The Fund had minimal exposure to Detroit bonds. We owned some insured Detroit general obligation bonds (GO), which actually performed relatively well during the period, as well as some water/sewer debt. In both cases, we anticipate a full recovery of our investment. Given the small size of both positions, neither provided any material performance impact.

The Fund benefited in relative terms from effective yield curve positioning. To achieve our desired average maturity for the portfolio, we maintained relative overweighting in both shorter dated and longer dated bonds. Having the added exposure to very short maturity issues proved helpful, given that rising interest rates did not hurt these securities to the same extent as longer bonds.

Credit quality positioning was another helpful factor, as the Fund benefited from being overweighted in A-rated bonds while being underweighted in AA-rated bonds. Sector allocation further added value, especially our holdings in state GO bonds, most notably, those of Illinois, which made some progress in resolving its serious fiscal challenges, and corporate-backed industrial development revenue debt. Toll road bond positions also produced favorable results.

Nuveen Limited Term Municipal Bond Fund

The Nuveen Limited Term Municipal Bond Fund’s Class A shares at NAV lagged the benchmark S&P Municipal Bond Short-Intermediate Index, but surpassed the results of the Lipper Short-Intermediate Municipal Debt Funds Classification Average during the twelve-month reporting period ended April 30, 2014.

The Fund’s results relative to the benchmark were hampered by exposure to certain older tobacco bonds, whose recovery trailed that of other bond types following the municipal market’s downturn in the second half of 2013.

8	Nuveen Investments

On the positive side, the Fund experienced favorable results from credit quality positioning. At period end, roughly one-third of the portfolio was invested in A-rated and BBB-rated bonds. As market conditions improved, this allocation to the lower investment grade tier of the market was beneficial.

The Fund’s sector positioning also aided relative performance, including a helpful allocation to state general obligation (GO) debt, most notably bonds issued by the state of Illinois, which performed relatively well, as well as health care and toll road bonds.

Nuveen Short Term Municipal Bond Fund

The Nuveen Short Term Municipal Bond Fund’s Class A shares at NAV underperformed the S&P Municipal Bond Short Index, but outpaced the Lipper Short Municipal Debt Funds Classification Average during the twelve-month reporting period ended April 30, 2014.

During the reporting period, yields rose on bonds of most maturity lengths, especially in the second half of 2013. However, on the short end of the yield curve, where this Fund typically transacts, rates tended to be relatively stable. As a result, the Fund was able to provide a positive absolute total return, despite operating in a difficult overall market environment.

During much of 2013, investors favored shorter dated bonds to limit interest rate risk. At the same time, while buying in this portion of the yield curve, investors increasingly tried to pick up incremental income by favoring lower rated issues. Given the heightened demand for these types of bonds, credit spreads continued to narrow and our traditional overweighting in A- and BBB-rated securities, the lower half of the investment grade universe, added to the Fund’s relative performance.

On a sector basis, the Fund’s traditional overweighting in such higher yielding groups as health care and higher education added value relative to the benchmark. Similarly, our typical underweighting in state general obligation (GO) bonds also proved beneficial, given that category’s relative underperformance.

Given investors’ concerns about the credit quality of Puerto Rico bonds, our extremely limited exposure was fortunate. We owned one position that matured in December 2013 and as of period end, we maintained two very small holdings due to mature only a few months after the end of the reporting period. On April 30, 2014, less than 0.2% of the portfolio was invested in Puerto Rico securities, down from about 0.8% twelve months earlier.

During the reporting period, our duration positioning was essentially neutral to the benchmark, meaning we maintained a comparable level of sensitivity to changes in interest rates. After rates rose in the second half of 2013, we did not meaningfully add duration by purchasing longer bonds. While this relatively conservative investment approach limited risk, it came with a tradeoff, as the front of the yield curve stabilized in early 2014 and slightly higher income levels would have been available by extending maturities.

What strategies were used to manage the Funds during the twelve-month reporting period ended April 30, 2014?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management. Our municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen Asset Management’s experienced research team. Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen All-American Municipal Bond Fund

Amid volatile market conditions, our strategy was to maintain a consistent approach to the portfolio’s duration and credit quality positioning. Between May and September 2013, when the investment backdrop was especially difficult, we continued to believe in our long-term, value-oriented approach and that seeking out attractive buying opportunities was the best way to add value for our shareholders, given our expectation for an eventual recovery in the market. Accordingly, we sought to take advantage of higher interest rates by adding suitable longer-dated credits, which had disproportionately underperformed and appeared to offer particularly good potential.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

New purchases included a diverse range of sectors. We added to the Fund’s traditional overweighting in health care. In addition, we purchased corporate-backed industrial development revenue bonds and certain areas of the transportation sector, particularly toll road and airport credits. In the education sector, we also invested in certain charter school bonds that we believed represented good value. We relied primarily on the proceeds of bond calls and maturities to finance these acquisitions. We also sold some bonds, emphasizing liquid credits rated AAA and AA, for which we were able to get favorable prices and whose total return prospects we saw as relatively limited. The Fund’s allocation to the AA-rated bond category increased due to rating agency S&P’s decision to upgrade two municipal bond insurers, which in turn led to the ratings upgrade of certain Fund holdings.

As mentioned earlier, the Fund began the reporting period with a modest allocation to Puerto Rico bonds. Over time, in an effort to further limit credit risk, we eliminated our remaining exposure to Puerto Rico. The other highly publicized credit related challenge involved the bankruptcy filing of Detroit in July 2013. Throughout the reporting period, we held no positions in Detroit general obligation (GO) debt and sold the vast majority of the Fund’s other Detroit related holdings. At period end, we maintained only one relatively small insured water/sewer bond position. None of our Detroit bonds had a material impact on performance during the twelve-month reporting period.

Nuveen Inflation Protected Municipal Bond Fund

Most municipal bond funds experienced investment outflows during much of the reporting period and this Fund was no exception. Accordingly, our management activity more often focused on selling rather than buying securities. When we were able to add new bonds to the portfolio, we emphasized credits that we believed would enhance the Fund’s liquidity, a valuable characteristic for a portfolio in an environment of outflows. When selling bonds, we often looked to match relatively liquid odd lots to redemption activity. In executing these sales, we were looking to optimize the portfolio’s duration, sector and credit-quality characteristics.

During the reporting period, we consciously reduced the Fund’s duration to keep it comfortably within our target range of four to seven years. We took advantage of selected opportunities to sell longer dated bonds for which we could get good prices in return. From a credit standpoint, we modestly increased the Fund’s quality, our allocation to AA-rated bonds increased, while we reduced exposure to A-rated and BBB-rated issues.

As the Fund’s asset size dropped, we reduced the number of inflation-linked swap positions in the portfolio. These moves enabled us to maintain a consistent level of inflation protection throughout the reporting period. These inflation-linked swaps continued to be classified as over-the-counter derivatives, a beneficial situation for the Fund, given that it enables us to use the Fund’s municipal bond positions as collateral for the swaps.

Nuveen Intermediate Duration Municipal Bond Fund

When the market was struggling in the first half of the reporting period, we sought to take advantage of unusually attractive prices for longer dated tax-exempt bonds, as well as for selected lower rated securities that we believed could provide compelling long-term value.

In other words, we kept to our long-term investment strategy, even in difficult market conditions, and even became more aggressive when we saw what we believed were particularly good tradeoffs between risk and reward. In fact, we believe our willingness to invest in good long-term credits at opportune times was a meaningful factor behind the Fund’s strong relative performance in the reporting period’s final months.

Our ability to add new bonds was limited by investment outflows for much of the reporting period, a trend that affected most municipal funds. When making new purchases, we did so in a highly disciplined way, to maintain sufficient liquidity to satisfy redemptions as they occurred.

We added new bonds in various categories, purchasing health care bonds as well as Illinois GO debt. We also purchased several water/sewer credits and lower investment grade rated toll road issues.

10	Nuveen Investments

While our purchases emphasized A-rated and, to a lesser extent, BBB-rated bonds, the Fund’s allocation to AA-rated credits went up significantly, due to rating agency S&P’s decision to upgrade the credit rating of two municipal bond insurers backing certain holdings in the portfolio. As a result, the Fund’s overall credit quality profile improved, even as we were favoring suitable lower investment grade bonds for what we saw as their superior value.

Nuveen Limited Term Municipal Bond Fund

In managing the Fund, our approach was very similar to that of the Nuveen Intermediate Duration Municipal Bond Fund. Throughout the reporting period and particularly so amid the market’s downturn in the second half of 2013, we looked past short-term volatility and sought opportunities to take advantage of what we believed were unusually attractive purchase opportunities.

When appropriate, we added various lower investment grade rated bonds, especially A-rated bonds, as we found a number of credits in this area of the market providing what struck us as a good risk/reward tradeoff. Similar to the Intermediate Duration Fund, the portfolio’s exposure to AA-rated issues increased. This change reflected the enhanced credit quality of two municipal bond insurance companies that backed securities we held and was not a conscious effort to upgrade the Fund’s quality.

For our new purchases, we favored bonds at the longer end of our investment universe and emphasized three-year to ten-year maturities. By doing so, we were able to nearly maintain the Fund’s duration throughout the reporting period, despite the natural shortening of any bond portfolio that will take place in a rising rate environment.

Notable additions to the portfolio included toll road credits as well as Illinois GO and dedicated-sales-tax bonds. Across all of our purchases, we applied our value-oriented investment process to take advantage of the market selloff. In short, we wanted to buy good bonds at what we believed were good prices, while still maintaining the desirable structural characteristics of the portfolio.

Nuveen Short Term Municipal Bond Fund

We are always sensitive to the fact that the Nuveen Short Term Municipal Bond Fund is intended as a low volatility investment for shareholders. Accordingly, we continued to look for ways to achieve an appropriate balance between the Fund’s income stream and total return. In making new purchases, we relied on the proceeds of maturing bonds, as well as new investment inflows.

During the reporting period, we maintained the Fund’s relative overweightings in A-rated and BBB-rated bonds, the lowest credit tiers of the investment grade universe, as well as in the health care sector, where Nuveen has significant research experience. We also remained underweighted in state GO debt and in pre-refunded bonds, whose performance prospects we found more limited.

Although we continued to purchase many lower investment grade bonds, as credit spreads continued to narrow during the reporting period, we modestly increased our utilization of AAA- and AA-rated bonds, whose risk/reward balance had begun to look more favorable. An increase in AA-rated exposure also somewhat reflects S&P’s decision to upgrade the credit ratings of two municipal bond insurers backing certain holdings in the portfolio.

During the reporting period, we focused our purchase activity on bonds with maturities ranging from zero to five years, a portion of the yield curve that is modestly broader than the Fund’s benchmark, the S&P Municipal Bond Short Index. Because interest rates remained generally consistent in this part of the curve throughout the reporting period, we were comfortable generally preserving the portfolio’s existing positioning.

An Update Involving Detroit and Puerto Rico

Shareholders also should be aware of two events in the broader municipal bond market that continued to have an impact on the Funds’ holdings and performance: the City of Detroit’s ongoing bankruptcy proceedings and the downgrade of ratings on Puerto Rico GO bonds and related debt to below investment grade. Burdened by decades of population loss, changes in the auto manufacturing industry and significant tax base deterioration, the City of Detroit filed for Chapter 9 in federal bankruptcy court in July 2013. Given the complexity of its debt portfolio, number of creditors, numerous union contracts and significant legal questions that must be addressed, Detroit’s bankruptcy filing is expected to be a lengthy one. In April 2014, Detroit announced that it had

Nuveen Investments	11

Portfolio Managers’ Comments (continued)

reached agreements with bond insurance companies over the treatment of voter-approved GO bonds and with one of its retired worker groups over pension and health care benefits.

In Puerto Rico, the commonwealth’s continued economic weakening, escalating debt service obligations and long-standing inability to deliver a balanced budget led to several downgrades on its debt. Following the most recent round of rating reductions in February 2014, Moody’s, S&P and Fitch rated Puerto Rico GO debt at Ba2/BB+/BB, respectively, with negative outlooks. Ratings on sales tax bonds issued by the Puerto Rico Sales Tax Financing Corporation (COFINA) also have been lowered, with senior sales tax revenue bonds rated Baa1/AA-/AA- and subordinate sales tax revenue bonds rated Baa2/A+/A+ by Moody’s, S&P and Fitch, respectively, as of April 2014. The COFINA bonds were able to maintain a higher credit rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support Puerto Rico’s GO bonds. For the reporting period ended April 30, 2014, Puerto Rico paper underperformed the municipal market as a whole.

12	Nuveen Investments

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen All-American Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. In addition, the Fund periodically engages in a moderate amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

Nuveen Inflation Protected Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund are subject to market risk, credit risk, interest rate risk, non-diversification risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of derivative instruments may involve a small amount of cash investment relative to the total notional principal amount of the transaction, the magnitude of losses from derivatives may be greater than the amount originally invested. There can be no assurance that the Fund’s inflation hedging strategy will be successful or perform as expected.

Nuveen Intermediate Duration Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

Nuveen Limited Term Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

Nuveen Short Term Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

Nuveen Investments	13

Risk Considerations and Dividend Information (continued)

Dividend Information

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s NAV. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of April 30, 2014, all the Funds in this report had positive UNII balances for tax purposes. All-American, Inflation Protected, Intermediate Duration and Limited Term had positive UNII balances for financial reporting purposes, while Short Term had a negative UNII balance for financial reporting purposes.

14	Nuveen Investments

Fund Performance, Expense Ratios

and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Nuveen Investments	15

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen All-American Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2014

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.42)%	8.34%	5.22%
Class A Shares at maximum Offering Price	(4.64)%	7.41%	4.77%
S&P Municipal Bond Index**	0.47%	5.93%	4.88%
Lipper General Municipal Debt Funds Classification Average**	(0.57)%	6.10%	4.08%
Class B Shares w/o CDSC	(1.09)%	7.53%	4.58%
Class B Shares w/CDSC	(4.91)%	7.38%	4.58%

Class C2 Shares	(0.90)%	7.75%	4.64%
Class I Shares	(0.14)%	8.54%	5.41%

Cumulative
Since Inception*
Class C Shares	3.06%

Average Annual Total Returns as of March 31, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.58)%	8.68%	4.80%
Class A Shares at maximum Offering Price	(4.75)%	7.74%	4.35%
Class B Shares w/o CDSC	(1.34)%	7.85%	4.17%
Class B Shares w/CDSC	(5.15)%	7.70%	4.17%

Class C2 Shares	(1.07)%	8.09%	4.22%
Class I Shares	(0.39)%	8.86%	4.98%

Cumulative
Since Inception*
Class C Shares	1.67%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

16	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class B	Class C	Class C2	Class I
Expense Ratios	0.72%	1.47%	1.52%	1.27%	0.52%

Effective Leverage Ratio as of April 30, 2014

Effective Leverage Ratio	4.88%

Growth of an Assumed $10,000 Investment as of April 30, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Since inception returns for Class C Shares are from 2/10/14.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	17

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Inflation Protected Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2014

	Average Annual
	1-Year	Since Inception*
Class A Shares at NAV	(2.53)%	5.12%
Class A Shares at maximum Offering Price	(5.46)%	4.11%
Barclays 1-10 Year Municipal Bond Index***	0.93%	3.94%
Lipper Intermediate Municipal Debt Funds Classification Average***	(0.15)%	4.33%

Class C2 Shares	(3.10)%	4.53%
Class I Shares	(2.36)%	5.32%

Cumulative
Since Inception**
Class C Shares	1.79%

Average Annual Total Returns as of March 31, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception*
Class A Shares at NAV	(4.01)%	4.68%
Class A Shares at maximum Offering Price	(6.89)%	3.64%
Class C2 Shares	(4.57)%	4.09%
Class I Shares	(3.84)%	4.88%

Cumulative
Since Inception**
Class C Shares	0.14%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

18	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Gross Expense Ratios	1.01%	1.82%	1.57%	0.82%
Net Expense Ratios	0.77%	1.57%	1.32%	0.57%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through August 31, 2015 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% (1.05% after August 31, 2015) of the average daily net assets of any class of Fund shares. The expense limitation expiring August 31, 2015 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Effective Leverage Ratio as of April 30, 2014

Effective Leverage Ratio	0.00%

Growth of an Assumed $10,000 Investment as of April 30, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Since inception returns are from 3/08/11.

**	Since inception returns for Class C Shares are from 2/10/14.

***	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	19

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Intermediate Duration Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2014

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.39%	5.01%	4.11%
Class A Shares at maximum Offering Price	(2.62)%	4.38%	3.79%
S&P Municipal Bond Intermediate Index**	0.97%	5.39%	4.95%
Lipper Intermediate Municipal Debt Funds Classification Average**	(0.15)%	4.51%	3.73%

Class B Shares w/o CDSC	(0.34)%	4.23%	3.48%
Class B Shares w/CDSC	(4.24)%	4.06%	3.48%
Class C2 Shares	(0.25)%	4.42%	3.53%
Class I Shares	0.59%	5.22%	4.32%

Cumulative
Since Inception*
Class C Shares	1.49%

Average Annual Total Returns as of March 31, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.27%	5.26%	3.77%
Class A Shares at maximum Offering Price	(2.75)%	4.62%	3.45%
Class B Shares w/o CDSC	(0.56)%	4.46%	3.16%
Class B Shares w/CDSC	(4.45)%	4.29%	3.16%
Class C2 Shares	(0.26)%	4.67%	3.20%
Class I Shares	0.47%	5.45%	3.98%

Cumulative
Since Inception*
Class C Shares	0.53%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

20	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class B	Class C	Class C2	Class I
Expense Ratios	0.70%	1.46%	1.50%	1.25%	0.50%

Effective Leverage Ratio as of April 30, 2014

Effective Leverage Ratio	1.97%

Growth of an Assumed $10,000 Investment as of April 30, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Since inception returns for Class C Shares are from 2/10/14

**	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	21

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Limited Term Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2014

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.55%	3.51%	3.33%
Class A Shares at maximum Offering Price	(1.97)%	2.99%	3.06%
S&P Municipal Bond Short-Intermediate Index**	1.14%	3.51%	3.83%
Lipper Short-Intermediate Municipal Debt Funds Classification Average**	0.17%	2.76%	2.87%

Class C2 Shares	0.17%	3.14%	2.96%
Class I Shares	0.72%	3.70%	3.52%

Cumulative
Since Inception*
Class C Shares	0.49%

Average Annual Total Returns as of March 31, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.45%	3.60%	3.10%
Class A Shares at maximum Offering Price	(2.07)%	3.07%	2.84%
Class C2 Shares	0.07%	3.25%	2.74%
Class I Shares	0.53%	3.81%	3.30%

Cumulative
Since Inception*
Class C Shares	(0.08)%

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

22	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Gross Expense Ratios	0.66%	1.46%	1.01%	0.46%
Net Expense Ratios	0.66%	1.21%	1.01%	0.46%

The Fund’s investment adviser has contractually agreed to waive 0.25% of the Fund’s 12b-1 distribution fees for Class C Shares through August 31, 2015. The fee waiver will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

Effective Leverage Ratio as of April 30, 2014

Effective Leverage Ratio	0.00%

Growth of an Assumed $10,000 Investment as of April 30, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Since inception returns for Class C Shares are from 2/10/14.

**	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	23

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Short Term Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2014

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.74%	2.58%	2.50%
Class A Shares at maximum Offering Price	(1.77)%	2.07%	2.24%
S&P Municipal Bond Short Index**	1.01%	2.05%	2.81%
Barclays 3-Year Municipal Bond Index**	1.19%	2.43%	3.11%
Lipper Short Municipal Debt Funds Classification Average**	0.23%	1.80%	2.07%

Class I Shares	0.92%	2.76%	2.66%

		Cumulative
	1-Year	Since Inception*
Class C Shares	N/A	0.08%
Class C2 Shares	0.48%	1.32%

Average Annual Total Returns as of March 31, 2013 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.66%	2.74%	2.37%
Class A Shares at maximum Offering Price	(1.84)%	2.21%	2.11%
Class I Shares	0.84%	2.91%	2.53%

		Cumulative
	1-Year	Since Inception*
Class C Shares	N/A	(0.18)%
Class C2 Shares	0.31%	1.26%

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

24	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Gross Expense Ratios	0.73%	1.53%	1.08%	0.53%
Net Expense Ratios	0.73%	1.08%	1.08%	0.53%

The Fund’s investment adviser has contractually agreed to waive 0.25% of the Fund’s 12b-1 distribution fees for Class C Shares through August 31, 2015. The fee waiver will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

Effective Leverage Ratio as of April 30, 2014

Effective Leverage Ratio	0.00%

Growth of an Assumed $10,000 Investment as of April 30, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Since inception returns for Class C and C2 Shares are from 2/10/14 and 8/31/11, respectively.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

N/A	Not Applicable.

Nuveen Investments	25

Yields as of April 30, 2014

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen All-American Municipal Bond Fund

	Share Class
	Class A1	Class B	Class C	Class C2	Class I
Dividend Yield	4.10%	3.52%	3.47%	3.74%	4.47%
SEC Yield	3.06%	2.45%	2.33%	2.65%	3.39%
Taxable-Equivalent Yield[2]	4.25%	3.40%	3.24%	3.68%	4.71%

Nuveen Inflation Protected Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.38%	1.67%	1.90%	2.62%
SEC Yield	2.55%	1.77%	2.12%	2.86%
Taxable-Equivalent Yield[2]	3.54%	2.46%	2.94%	3.97%

Nuveen Intermediate Duration Municipal Bond Fund

	Share Class
	Class A1	Class B	Class C	Class C2	Class I
Dividend Yield	2.93%	2.29%	2.23%	2.49%	3.21%
SEC Yield	1.76%	1.09%	0.95%	1.29%	2.03%
Taxable-Equivalent Yield[2]	2.44%	1.51%	1.32%	1.79%	2.82%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28.0%.

26	Nuveen Investments

Nuveen Limited Term Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.89%	1.41%	1.57%	2.12%
SEC Yield	0.94%	0.40%	0.64%	1.18%
Taxable-Equivalent Yield[2]	1.31%	0.56%	0.89%	1.64%

Nuveen Short Term Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.15%	0.83%	0.83%	1.36%
SEC Yield	0.40%	0.08%	-0.45%	0.62%
Taxable-Equivalent Yield[2]	0.56%	0.11%	-0.63%	0.86%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28.0%.

Nuveen Investments	27

Holding

Summaries April 30, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen All-American Municipal Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	96.8%
Corporate Bonds	0.0%
Floating Rate Obligations	(0.3)%
Other Assets Less Liabilities	3.5%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	7.1%
AA	30.3%
A	26.2%
BBB	20.1%
BB or Lower	7.3%
N/R (not rated)	9.0%

Portfolio Composition

(% of total investments)

Health Care	19.9%
Tax Obligation/Limited	17.9%
Education and Civic Organizations	12.1%
Transportation	11.5%
Utilities	8.3%
Tax Obligation/General	8.3%
Long-Term Care	5.3%
Water and Sewer	5.2%
Other Industries	11.5%

States/U.S. Territories

(% of total municipal bonds)

California	11.5%
Illinois	10.4%
Texas	10.0%
Florida	8.1%
Pennsylvania	4.6%
Colorado	4.4%
Indiana	3.9%
Wisconsin	3.8%
Ohio	3.5%
Arizona	3.2%
New York	3.0%
Louisiana	2.9%
Washington	2.8%
New Jersey	2.8%
Michigan	2.8%
Georgia	2.4%
Other States	19.9%

28	Nuveen Investments

Nuveen Inflation Protected Municipal Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	100.1%
Other Assets Less Liabilities	(0.1)%

Bond Credit Quality1

(% of total investments)

AAA/U.S. Guaranteed	4.3%
AA	30.7%
A	27.1%
BBB	20.8%
BB or Lower	8.5%
N/R (not rated)	8.6%

Portfolio Composition1

(% of total investments)

Tax Obligation/Limited	27.7%
Transportation	18.0%
Tax Obligation/General	11.6%
Education and Civic Organizations	11.2%
Health Care	10.1%
Utilities	9.5%
Water and Sewer	5.6%
Other Industries	6.3%

States/U.S. Territories1

(% of total municipal bonds)

Illinois	10.4%
Colorado	9.4%
California	7.4%
Florida	7.2%
Michigan	6.0%
New York	5.0%
Louisiana	4.8%
Ohio	4.4%
Pennsylvania	4.1%
Kansas	3.9%
New Jersey	3.9%
Texas	3.4%
Iowa	3.1%
Georgia	2.9%
North Carolina	2.8%
Arizona	2.7%
Other States	18.6%

1	Excluding investments in derivatives.

Nuveen Investments	29

Holding Summaries as of April 30, 2014 (continued)

Nuveen Intermediate Duration Municipal Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	97.7%
Corporate Bonds	0.0%
Short-Term Investments	1.0%
Other Assets Less Liabilities	1.3%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	10.9%
AA	40.9%
A	31.8%
BBB	11.0%
BB or Lower	3.6%
N/R (not rated)	1.8%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	28.0%
Tax Obligation/General	21.7%
Health Care	16.3%
Transportation	8.3%
Utilities	8.0%
Education and Civic Organizations	4.4%
Other Industries	13.3%

States/U.S. Territories

(% of total municipal bonds)

Illinois	9.3%
Texas	8.6%
California	7.0%
New York	6.2%
Florida	6.2%
New Jersey	6.0%
Michigan	5.0%
Pennsylvania	3.9%
Arizona	3.6%
Ohio	3.5%
Colorado	3.1%
Wisconsin	2.9%
Louisiana	2.8%
Nevada	2.6%
Massachusetts	2.2%
Missouri	2.1%
Washington	2.0%
Kentucky	1.9%
Georgia	1.6%
Other States	19.5%

30	Nuveen Investments

Nuveen Limited Term Municipal Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	97.9%
Corporate Bonds	0.0%
Short-Term Investments	1.6%
Other Assets Less Liabilities	0.5%

Bond Credit Quality

(% of total investments)

AAA/U.S. Guaranteed	18.9%
AA	43.3%
A	26.4%
BBB	7.5%
BB or Lower	2.5%
N/R (not rated)	1.4%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	27.3%
Tax Obligation/General	21.9%
Utilities	11.2%
Health Care	10.1%
Transportation	7.4%
Education and Civic Organizations	7.0%
Water and Sewer	4.7%
Other Industries	10.4%

States/U.S. Territories

(% of total municipal bonds)

New York	10.6%
Illinois	9.3%
Texas	6.4%
Pennsylvania	6.3%
New Jersey	6.3%
California	5.1%
Florida	4.9%
Ohio	4.5%
Michigan	4.3%
Arizona	3.7%
Georgia	3.0%
Louisiana	2.9%
Washington	2.6%
Indiana	2.6%
Missouri	2.1%
Massachusetts	2.0%
Wisconsin	1.9%
Maryland	1.7%
Other States	19.8%

Nuveen Investments	31

Holding Summaries as of April 30, 2014 (continued)

Nuveen Short Term Municipal Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	97.4%
Short-Term Investments	3.6%
Other Assets Less Liabilities	(1.0)%

Bond Credit Quality

(% of total municipal bonds)

AAA/U.S. Guaranteed	6.1%
AA	31.1%
A	37.2%
BBB	19.2%
BB or Lower	0.4%
N/R (not rated)	6.0%

Portfolio Composition

(% of total municipal bonds)

Tax Obligation/Limited	23.4%
Tax Obligation/General	16.4%
Health Care	16.2%
Education and Civic Organizations	14.6%
Transportation	10.5%
Utilities	7.4%
Other Industries	11.5%

States/U.S. Territories

(% of total municipal bonds)

California	10.3%
New York	9.4%
Illinois	7.9%
Florida	6.0%
Arizona	5.7%
Pennsylvania	5.6%
Missouri	4.8%
Minnesota	4.5%
New Jersey	4.1%
Texas	3.9%
Colorado	3.5%
Ohio	2.7%
Michigan	2.7%
Indiana	1.8%
Iowa	1.7%
Washington	1.6%
Georgia	1.6%
Virginia	1.6%
Louisiana	1.5%
Other States	19.1%

32	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Class C Shares reflect only the first 79 days of the Class’s operations, they may not provide a meaningful understanding of the Class’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen All-American Municipal Bond Fund

	Actual Performance					Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	C2 Shares	I Shares	A Shares	B Shares	C Shares	C2 Shares	I Shares
Beginning Account Value (11/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/14)	$1,059.60	$1,057.30	$1,030.60	$1,057.60	$1,061.30	$1,021.27	$1,017.55	$1,007.66	$1,018.55	$1,022.27
Expenses Incurred During Period	$3.63	$7.45	$3.21	$6.43	$2.61	$3.56	$7.30	$3.17	$6.31	$2.56

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .71%, 1.46%, 1.26% and .51% for Classes A, B, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class C, expenses are equal to the Fund’s annualized net expense ratio of 1.46%, multiplied by the average account value over the period, multiplied by 79/365 (to reflect 79 days in the period since class commencement of operations).

Nuveen Investments	33

Expense Examples (continued)

Nuveen Inflation Protected Municipal Bond Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	C2 Shares	I Shares	A Shares	C Shares	C2 Shares	I Shares
Beginning Account Value (11/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/14)	$1,034.40	$1,017.90	$1,030.50	$1,035.20	$1,020.98	$1,007.45	$1,018.25	$1,021.97
Expenses Incurred During Period	$3.88	$3.41	$6.65	$2.88	$3.86	$3.39	$6.61	$2.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .77%, 1.32% and .57% for Classes A, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class C, expenses are equal to the Fund’s annualized net expense ratio of 1.56%, multiplied by the average account value over the period, multiplied by 79/365 (to reflect 79 days in the period since class commencement of operations).

Nuveen Intermediate Duration Municipal Bond Fund

	Actual Performance					Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	C2 Shares	I Shares	A Shares	B Shares	C Shares	C2 Shares	I Shares
Beginning Account Value (11/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/14)	$1,033.70	$1,031.00	$1,014.90	$1,030.90	$1,035.80	$1,021.32	$1,017.60	$1,007.66	$1,018.60	$1,022.32
Expenses Incurred During Period	$3.53	$7.30	$3.18	$6.29	$2.52	$3.51	$7.25	$3.17	$6.26	$2.51

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .70%, 1.45%, 1.25% and .50% for Classes A, B, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class C, expenses are equal to the Fund’s annualized net expense ratio of 1.46%, multiplied by the average account value over the period, multiplied by 79/365 (to reflect 79 days in the period since class commencement of operations).

Nuveen Limited Term Municipal Bond Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	C2 Shares	I Shares	A Shares	C Shares	C2 Shares	I Shares
Beginning Account Value (11/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/14)	$1,016.10	$1,004.90	$1,014.20	$1,016.10	$1,021.62	$1,008.33	$1,019.89	$1,022.61
Expenses Incurred During Period	$3.20	$2.50	$4.94	$2.20	$3.21	$2.50	$4.96	$2.21

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .64%, .99% and .44% for Classes A, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class C, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 79/365 (to reflect 79 days in the period since class commencement of operations).

Nuveen Short Term Municipal Bond Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	C2 Shares	I Shares	A Shares	C Shares	C2 Shares	I Shares
Beginning Account Value (11/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/14)	$1,006.10	$1,000.80	$1,005.30	$1,007.00	$1,021.27	$1,008.59	$1,019.49	$1,022.27
Expenses Incurred During Period	$3.53	$2.23	$5.32	$2.54	$3.56	$2.24	$5.36	$2.56

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .71%, 1.07% and .51% for Classes A, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class C, expenses are equal to the Fund’s annualized net expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by 79/365 (to reflect 79 days in the period since class commencement of operations).

34	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees/Directors and Shareholders of

Nuveen Municipal Trust and Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen All-American Municipal Bond Fund, Nuveen Inflation Protected Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund (each a series of the Nuveen Municipal Trust, collectively the “Nuveen Municipal Trust”) and Nuveen Short Term Municipal Bond Fund (a series of Nuveen Investment Funds, Inc.) (hereafter referred to as the “Funds”) at April 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented for each series of Nuveen Municipal Trust, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended for Nuveen Short Term Municipal Bond Fund, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of Nuveen Short Term Municipal Bond Fund for the periods ended April 30, 2011 and prior were audited by other independent auditors whose report dated June 24, 2011 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

June 25, 2014

Nuveen Investments	35

Nuveen All-American Municipal Bond Fund

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 96.8%

	MUNICIPAL BONDS – 96.8%

	Alabama – 0.8%

$6,165	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30	11/15 at 100.00	Baa2	$6,173,878

2,750	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)	6/15 at 100.00	BBB	2,783,468

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
5,165	5.250%, 1/01/15	7/14 at 100.00	BBB	5,193,253
1,000	5.500%, 1/01/21 – AGM Insured	7/14 at 100.00	AA	1,001,090
1,000	5.500%, 1/01/22	7/14 at 100.00	BBB	1,000,150

2,000	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A, 5.250%, 12/01/34 (Pre-refunded 12/01/17)	12/17 at 100.00	Aaa	2,313,340
18,080	Total Alabama			18,465,179

	Alaska – 0.1%

2,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/14 at 100.00	B2	1,602,700

	Arizona – 3.1%

140	Arizona Board of Regents, Certificates of Participation, Northern Arizona University Research Projects, Series 2005, 5.000%, 9/01/23 (Pre-refunded 9/01/15) – AMBAC Insured	9/15 at 100.00	A (4)	148,880

500	Arizona School Facilities Board, Certificates of Participation, Series 2008, 5.250%, 9/01/23	9/18 at 100.00	A+	549,205

200	Arizona State University Nanotechnology LLC, Lease Revenue Refunding Bonds, Arizona State University Project, Series 2009A, 5.000%, 3/01/34 – AGC Insured	3/19 at 100.00	AA	211,180

250	Cottonwood, Arizona, Water Revenue Bonds, Series 2006, 5.000%, 7/01/17 – SYNCORA GTY Insured	7/16 at 100.00	BBB+	267,575

6,630	Gila County Unified School District 10 Payson, Arizona, General Obligation Bonds, Project of 2006, Series 2007A, 5.250%, 7/01/22 – AMBAC Insured	7/17 at 100.00	Aa3	7,393,511

500	Gilbert, Arizona, Public Facilities Municipal Property Corporation, Revenue Bonds, Series 2009, 5.500%, 7/01/27	7/19 at 100.00	AA	573,965

3,430	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42	12/17 at 100.00	A–	3,458,949

595	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/31	5/22 at 100.00	A–	632,824

750	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2004B, 5.250%, 8/01/26	8/14 at 100.00	A1	757,515

750	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006-1, 4.500%, 8/01/25 – NPFG Insured	8/16 at 100.00	AA–	805,635

500	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2004A, 5.375%, 7/01/23	7/14 at 100.00	A	504,030

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$245	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/25 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (4)	$286,834

310	Peoria Municipal Development Authority, Arizona, Revenue Bonds, Series 2006, 5.000%, 7/01/15	No Opt. Call	AA+	326,864

465	Peoria, Arizona, Improvement District 601, Improvement Bonds, Series 2007, 4.250%, 1/01/22	1/18 at 101.00	AA	501,251

4,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/31	7/20 at 100.00	A+	4,373,800

	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B:
1,650	5.500%, 7/01/31 – FGIC Insured	No Opt. Call	AA	2,000,114
6,000	5.500%, 7/01/39 – FGIC Insured	No Opt. Call	AA	7,283,940

1,000	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 4.875%, 9/01/22	No Opt. Call	BB+	971,920

1,000	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.400%, 7/01/47	7/21 at 100.00	BB	1,014,820

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue and Refunding Bonds, Edkey Charter Schools Project, Series 2013:
1,885	6.000%, 7/01/33	7/20 at 102.00	BB+	1,785,830
2,000	6.000%, 7/01/43	7/20 at 102.00	BB+	1,823,180

825	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.000%, 6/01/40	6/19 at 100.00	BB+	814,242

730	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C, 5.000%, 7/01/27 – FGIC Insured	7/17 at 100.00	Aa2	799,394

270	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C, 5.000%, 7/01/27 (Pre-refunded 7/01/17) – FGIC Insured	7/17 at 100.00	Aa2 (4)	306,647

3,705	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/41	7/21 at 100.00	A	3,985,024

1,000	Pinal County Unified School District 1 Florence, Arizona, General Obligation Bonds, Series 2007A, 5.000%, 7/01/27 – FGIC Insured	7/17 at 100.00	AA–	1,095,060

300	Queen Creek, Arizona, Improvement District 1 Improvement Bonds, Series 2006, 5.000%, 1/01/20	1/15 at 100.00	A3	300,597

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
1,000	5.250%, 12/01/28	No Opt. Call	A–	1,149,060
3,250	5.000%, 12/01/32	No Opt. Call	A–	3,569,735
7,000	5.000%, 12/01/37	No Opt. Call	A–	7,688,520

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.000%, 9/01/22	9/18 at 100.00	A2	1,065,480

500	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Series 2005C, 4.550%, 7/01/21 – AMBAC Insured	7/17 at 100.00	AAA	551,720

4,300	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Series 2008A, 5.000%, 7/01/21	7/18 at 100.00	AAA	4,929,348

	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
2,590	6.000%, 12/01/27	12/21 at 100.00	N/R	2,725,017

Nuveen Investments	37

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)
$430	6.000%, 12/01/32	12/21 at 100.00	N/R	$443,167
1,100	6.250%, 12/01/42	12/21 at 100.00	N/R	1,135,409

450	University Medical Center Corporation, Arizona, Hospital Revenue Bonds, Refunding Series 2004, 5.000%, 7/01/24	7/14 at 100.00	BBB+	451,494

125	University Medical Center Corporation, Arizona, Hospital Revenue Bonds, Series 2005, 5.000%, 7/01/16	7/15 at 100.00	BBB+	130,159

1,000	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39	7/21 at 100.00	BBB+	1,080,800

942	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R	953,634

400	Yavapai County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2003A-1, 4.900%, 3/01/28 (Alternative Minimum Tax)	3/16 at 101.00	A–	411,088
63,717	Total Arizona			69,257,417

	Arkansas – 0.1%

	Benton County Public Facilities Board, Arkansas, Charter School Lease Revenue Bonds, BCCSO Project, Series 2010A:
500	5.750%, 6/01/30	6/20 at 100.00	BBB	538,025
1,000	6.000%, 6/01/40	6/20 at 100.00	BBB	1,077,660
1,500	Total Arkansas			1,615,685

	California – 11.2%

2,400	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+	2,007,000

1,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985, 17.641%, 4/01/34 (IF)	4/18 at 100.00	AA	1,442,640

	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
10	5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	10,284
55	5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	Aa1 (4)	56,561
935	5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	961,545

2,000	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2008AE, 5.000%, 12/01/21	6/18 at 100.00	AAA	2,319,180

1,000	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/30	11/15 at 100.00	A2	1,055,600

1,065	California Educational Facilities Authority, Revenue Bonds, Woodbury University, Series 2006, 5.000%, 1/01/36	1/15 at 100.00	Baa3	1,065,138

5,100	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	5,857,605

2,185	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	2,364,301

3,450	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	3,663,314

14,500	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005C, 5.125%, 11/01/23 (Alternative Minimum Tax)	11/15 at 101.00	A–	15,226,305

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2011D, 5.000%, 12/01/20	No Opt. Call	A2	$1,180,840

1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A2	1,134,440

600	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 – AMBAC Insured	5/15 at 100.00	Aa2	627,192

1,650	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 (Pre-refunded 5/01/15) – AMBAC Insured	5/15 at 100.00	Aa2 (4)	1,730,586

3,500	California State, General Obligation Bonds, Refunding Series 2005, 5.000%, 5/01/15	No Opt. Call	A1	3,670,205

700	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 19.470%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA	1,088,976

4,500	California State, General Obligation Bonds, Various Purpose Series 2004, 5.000%, 6/01/31 – AMBAC Insured	12/14 at 100.00	A1	4,616,955

8,475	California State, General Obligation Bonds, Various Purpose Series 2008, 5.000%, 4/01/38	4/18 at 100.00	A1	9,098,760

1,400	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 3/01/30	3/20 at 100.00	A1	1,599,234

1,725	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 5.750%, 10/01/25	10/19 at 100.00	BBB+	1,856,359

1,575	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.398%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA	1,806,903

850	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008E, 5.500%, 7/01/31	7/17 at 100.00	A	931,974

1,000	California Statewide Community Development Authority, Revenue Bonds, Children’s Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	1,005,830

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
825	5.250%, 7/01/30	7/15 at 100.00	B–	779,642
5,300	5.250%, 7/01/35	7/15 at 100.00	B–	4,959,634
2,000	5.000%, 7/01/39	7/15 at 100.00	B–	1,852,640

1,000	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	1,135,550

1,050	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007B, 5.450%, 7/01/26 – FGIC Insured	7/18 at 100.00	AA–	1,193,945

1,050	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007C, 5.450%, 7/01/26 – FGIC Insured	7/18 at 100.00	AA–	1,193,945

675	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 18.846%, 11/15/46 (IF)	11/16 at 100.00	AA–	774,738

500	Chino Hill, California, Community Facilities District 10 Special Tax Bonds, Series 2010, 5.000%, 9/01/30 – AGM Insured	9/20 at 100.00	AA	531,020

3,230	Contra Costa Home Mortgage Finance Authority, California, Home Mortgage Revenue Bonds, Series 1984, 0.000%, 9/01/17 – NPFG Insured (ETM)	No Opt. Call	Aaa	2,614,879

400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	475,960

1,960	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007, 5.250%, 9/01/37	9/15 at 102.00	N/R	1,968,310

Nuveen Investments	39

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$510	Etiwanda School District, California, Coyote Canyon Community Facilities District 2004-1 Improvement Area 2 Special Tax Bonds, Series 2009, 6.500%, 9/01/32	9/19 at 100.00	N/R	$546,220

1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A	1,418,905

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
6,000	5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2	6,117,120
1,300	5.000%, 6/01/35 – AGC Insured	6/15 at 100.00	AA	1,326,910

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
5,880	4.500%, 6/01/27	6/17 at 100.00	B	5,162,346
3,480	5.000%, 6/01/33	6/17 at 100.00	B	2,795,693
8,740	5.750%, 6/01/47	6/17 at 100.00	B	7,236,108

1,000	Jurupa Public Financing Authority, California, Superior Lien Revenue Bonds, Series 2010A, 5.000%, 9/01/33	9/20 at 100.00	AA	1,051,140

1,980	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	AA	1,442,371

1,500	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	1,659,180

6,000	Los Angeles Community Redevelopment Agency, California, Tax Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%, 12/01/24 – AGM Insured	12/14 at 100.00	AA	6,131,520

1,000	Los Angeles Department of Harbors, California, Revenue Bonds, Series 2009B, 5.250%, 8/01/39	8/19 at 100.00	AA	1,142,530

500	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	602,455

3,000	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A+	3,164,130

1,000	Manteca Financing Authority, California, Sewer Revenue Bonds, Series 2009, 5.750%, 12/01/36	12/19 at 100.00	AAA	1,161,310

1,000	Modesto Irrigation District, California, Electric System Revenue Bonds, Refunding Series 2011A, 5.000%, 7/01/26	7/21 at 100.00	A+	1,115,150

	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A:
2,800	7.000%, 11/01/34	No Opt. Call	A	3,767,456
2,500	6.500%, 11/01/39	No Opt. Call	A	3,244,850

13,750	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.800%, 8/01/23 – NPFG Insured (ETM)	7/14 at 100.00	AA– (4)	15,936,113

1,100	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.000%, 4/01/25	10/14 at 102.00	BB	1,029,116

1,740	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.350%, 9/01/30	9/15 at 101.00	N/R	1,772,016

3,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Ba1	3,118,050

1,710	Perris Public Financing Authority, California, Tax Allocation Revenue Bonds, Housing Loan Series 2010A, 6.125%, 10/01/40	10/20 at 100.00	A	1,884,882

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$3,775	Poway Unified School District, San Diego County, California, School Facilities Improvement District 2007-1 General Obligation Bonds, Series 2009A, 0.000%, 8/01/23	No Opt. Call	Aa2	$2,759,827

5,000	Poway Unified School District, San Diego County, California, School Facilities Improvement District 2007-1 General Obligation Bonds, Series 2011A, 0.000%, 8/01/41	No Opt. Call	Aa2	1,305,000

15,000	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/41 – AGM Insured	8/36 at 100.00	AA	9,240,000

4,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	4,367,720

2,500	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21 – FGIC Insured	12/15 at 100.00	AA	2,662,400

920	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	957,113

8,965	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2004A, 5.000%, 5/01/30 (Pre-refunded 5/01/15)	5/15 at 100.00	AA (4)	9,400,968

1,035	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2004A, 5.000%, 5/01/30	5/15 at 100.00	AA+	1,074,506

1,500	San Diego Unified Port District, California, Revenue Bonds, Series 2004B, 5.000%, 9/01/29 (Pre-refunded 9/01/14) – NPFG Insured	9/14 at 100.00	AA– (4)	1,524,420

2,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series A of 2009, 4.900%, 5/01/29	11/19 at 100.00	A+	2,258,400

670	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	754,849

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
8,390	0.000%, 1/15/24 – NPFG Insured	No Opt. Call	AA–	5,056,234
51,000	0.000%, 1/15/31 – NPFG Insured	No Opt. Call	AA–	19,476,900

8,400	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	AA–	8,136,492

3,450	San Jose Unified School District, Santa Clara County, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/26 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (4)	3,658,035

440	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31	2/21 at 100.00	A	526,464

2,050	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38	12/19 at 100.00	AA–	2,183,845

4,000	Southern California Public Power Authority, Transmission Project Revenue Bonds, Southern Transmission Subordinate Lien Refunding Series 2008A, 5.000%, 7/01/20	7/18 at 100.00	AA–	4,649,000

500	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 6.750%, 8/01/31	8/21 at 100.00	A	596,720

920	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010, 5.000%, 9/01/30 – AGM Insured	9/20 at 100.00	AA	978,668

205	Val Verde Unified School District, Riverside County, California, Certificates of Participation, Series 2009A, 5.125%, 3/01/36 – AGC Insured	3/19 at 100.00	AA	213,528

1,000	Ventura County Area Housing Authority, California, Multifamily Revenue Bonds, Mira Vista Senior Apartments Project, Series 2006A, 5.000%, 12/01/22 – AMBAC Insured (Alternative Minimum Tax)	12/16 at 100.00	N/R	1,001,040

Nuveen Investments	41

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$5,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured	8/26 at 100.00	AA	$4,208,800

1,500	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refunding Series 2009, 5.250%, 8/01/35 – AGM Insured	8/19 at 100.00	AA	1,600,755

	Westminster School District, Orange County, California, General Obligation Bonds, Series 2009-A1:
2,485	0.000%, 8/01/26 – AGC Insured	No Opt. Call	AA	1,498,554
1,405	0.000%, 8/01/28 – AGC Insured	No Opt. Call	AA	744,074
2,920	0.000%, 8/01/29 – AGC Insured	No Opt. Call	AA	1,454,890
289,570	Total California			248,972,763

	Colorado – 4.2%

1,000	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R	536,550

	Baptist Road Rural Transportation Authority, Colorado, Sales and Use Tax Revenue Bonds, Series 2007:
500	4.800%, 12/01/17	No Opt. Call	N/R	495,000
905	5.000%, 12/01/26	12/17 at 100.00	N/R	798,717

1,075	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23	7/18 at 100.00	N/R	1,088,932

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley School, Series 2005:
1,245	5.125%, 9/15/25 – SYNCORA GTY Insured	9/15 at 100.00	A	1,281,553
2,140	5.250%, 9/15/32 – SYNCORA GTY Insured	9/15 at 100.00	A	2,188,749

2,065	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	BB	2,030,184

3,040	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy, Inc. Second Campus Project, Series 2013, 7.350%, 8/01/43	8/23 at 100.00	BB	3,217,354

1,025	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Crown Pointe Academy of Westminster Project, Chartered Through Adams County School District 50, Series 2009, 5.000%, 7/15/39	7/19 at 100.00	BBB	1,034,041

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Lincoln Academy Charter School Project, Series 2013, 5.000%, 3/01/43	3/23 at 100.00	A	993,130

2,500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.125%, 12/01/39	12/19 at 100.00	BBB	2,546,025

945	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	965,639

3,000	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.500%, 5/15/30 – AGM Insured	5/19 at 100.00	AA	3,241,950

1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/29	8/19 at 100.00	N/R	1,542,810

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012:
1,370	7.000%, 6/01/42	6/22 at 100.00	N/R	1,413,319
1,375	7.125%, 6/01/47	6/22 at 100.00	N/R	1,426,659

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$12,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012A, 5.000%, 12/01/33	12/22 at 100.00	BBB+	$12,612,375

725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	A–	777,976

100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005B, 5.250%, 3/01/36 – AGM Insured	9/18 at 102.00	AA	106,796

3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Refunding Composite Deal Series 2010B, 5.250%, 1/01/25	1/20 at 100.00	AA–	3,380,220

1,100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-term Care National Obligated Group Project, Series 2010A, 6.250%, 11/15/40	11/20 at 100.00	BBB	1,178,496

2,610	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/36	6/16 at 100.00	A–	2,654,187

1,590	Colorado Housing and Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2004, 5.700%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	A–	1,776,507

540	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A, 5.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	552,231

1,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 – RAAI Insured	12/22 at 100.00	N/R	1,027,300

1,995	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2010, 5.375%, 12/01/40	12/20 at 100.00	BBB	2,088,246

605	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/17	No Opt. Call	N/R	583,408

1,730	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/21	11/20 at 100.00	A+	1,996,991

5,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A, 5.250%, 11/15/43 (Alternative Minimum Tax)	11/23 at 100.00	A	5,266,400

11,555	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/24 – NPFG Insured	No Opt. Call	AA–	7,567,716

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
20	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	AA–	9,448
395	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	AA–	173,227
20	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	AA–	7,623
25	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	AA–	8,889

9,890	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	AA–	5,366,710

2,102	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	2,244,432

775	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	799,420

2,025	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.375%, 12/01/37 – AGC Insured	12/19 at 100.00	AA	2,269,458

4,300	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 4.500%, 12/01/30	12/22 at 100.00	N/R	4,143,910

Nuveen Investments	43

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
$2,140	6.250%, 11/15/28	No Opt. Call	A		$2,637,529
3,010	6.500%, 11/15/38	No Opt. Call	A		3,914,957

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
1,025	5.250%, 7/15/24	7/20 at 100.00	Baa3		1,106,447
4,265	6.000%, 1/15/41	7/20 at 100.00	Baa3		4,550,755

815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R		860,795

20	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/26 – FGIC Insured	6/15 at 100.00	Aa2		20,986
99,562	Total Colorado				94,484,047

	Connecticut – 0.2%

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G, 5.625%, 7/01/41	7/21 at 100.00	Baa1		1,070,430

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Tender Option Bond Trust 1080, 18.192%, 7/01/15 (IF) (5)	No Opt. Call	AAA		1,417,560

887	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.000%, 4/01/22	4/20 at 100.00	N/R		1,021,558

1,800	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41	4/21 at 100.00	N/R		1,907,892
4,687	Total Connecticut				5,417,440

	Delaware – 0.4%

1,000	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa3		1,023,090

5,000	Delaware Transportation Authority, Transportation System Revenue Bonds, Senior Lien Series 2008, 5.000%, 7/01/19	No Opt. Call	AA+		5,926,050

1,140	Wilmington, Delaware, Replacement Housing Factor Fund Securitization Revenue Bonds, Wilmington Housing Authority-Lincoln Towers Project, Series 2011, 5.750%, 7/15/16	7/14 at 100.00	N/R		1,140,752
7,140	Total Delaware				8,089,892

	District of Columbia – 0.2%

4,365	District of Columbia, Certificates of Participation, Series 2003, 5.500%, 1/01/18 – AMBAC Insured	7/14 at 100.00	A+		4,382,678

1,000	District of Columbia, Revenue Bonds, Friendship Public Charter School Inc., Series 2006, 5.000%, 6/01/26 – ACA Insured	6/16 at 100.00	BBB		1,003,890
5,365	Total District of Columbia				5,386,568

	Florida – 7.9%

	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A:
300	5.000%, 11/15/23	No Opt. Call	BBB		329,466
2,300	5.000%, 11/15/28	11/23 at 100.00	BBB		2,413,850

1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB	–	1,286,313

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,000	Boynton Beach, Florida, Revenue Bonds, Charter Schools of Boynton Beach, Series 2012A, 6.800%, 6/01/42	6/22 at 100.00	B	$952,670

520	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	468,858

	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2005:
500	5.000%, 4/01/34	4/16 at 100.00	A–	505,905
750	5.000%, 4/01/36	4/16 at 100.00	A–	758,033

855	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2009B, 7.000%, 4/01/39	4/19 at 100.00	A–	954,334

5,500	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA	5,826,370

1,025	Cityplace Community Development District, Florida, Special Assessment and Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/26	No Opt. Call	A	1,123,523

1,000	Clearwater, Florida, Water and Sewer Revenue Bonds, Series 2009A, 5.250%, 12/01/39 – AGC Insured	12/19 at 100.00	AA–	1,076,240

3,080	Collier County, Florida, Gas Tax Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/20	No Opt. Call	AA–	3,537,318

1,295	Country Greens Community Development District, Florida, Special Assessment Bonds, Series 2003, 6.625%, 5/01/34	7/14 at 100.00	N/R	1,295,389

4,710	Florida Citizens Property Insurance Corporation, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/19	No Opt. Call	A+	5,426,108

2,885	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.750%, 6/15/42	12/21 at 101.00	N/R	3,074,487

1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2010A, 6.000%, 9/15/30	9/20 at 100.00	BB+	1,009,920

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2012A:
1,000	5.500%, 6/15/22	No Opt. Call	N/R	995,400
500	6.000%, 6/15/32	No Opt. Call	N/R	476,110
1,100	6.125%, 6/15/43	No Opt. Call	N/R	1,027,312

2,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2013A, 8.500%, 6/15/44	6/23 at 100.00	N/R	2,064,580

3,180	Florida Development Finance Corporation, Revenue Bonds, Learning Gate Community Charter School Project, Series 2007A, 6.000%, 2/15/37	2/17 at 100.00	BB	3,125,399

6,800	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2012A, 5.000%, 4/01/27	4/22 at 100.00	Baa1	7,214,868

	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Rollins College Project, Series 2012A:
1,210	5.000%, 12/01/30	12/22 at 100.00	A2	1,325,240
1,000	5.000%, 12/01/31	12/22 at 100.00	A2	1,089,860
1,400	5.000%, 12/01/32	12/22 at 100.00	A2	1,517,250
3,000	5.000%, 12/01/37	12/22 at 100.00	A2	3,205,980

1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Stoddert Arms Apartments, Series 1996O, 6.300%, 9/01/36 – AMBAC Insured (Alternative Minimum Tax)	9/14 at 100.00	N/R	1,000,580

295	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 1985, 9.125%, 6/01/14 (ETM)	No Opt. Call	Aaa	297,283

Nuveen Investments	45

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$195	Florida, Full Faith and Credit General Obligation Bonds, Broward County Expressway Authority, Series 1984, 10.000%, 7/01/14 (ETM)	No Opt. Call	Aaa	$198,251

	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006:
2,250	5.250%, 6/01/26	6/16 at 100.00	BBB+	2,296,980
375	5.000%, 6/01/38	6/16 at 100.00	BBB+	375,791

1,900	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 – FGIC Insured	No Opt. Call	AA–	2,148,767

1,005	JEA, Florida, Electric System Revenue Bonds, Series Three 2006A, 5.000%, 10/01/41 – AGM Insured	4/15 at 100.00	AA	1,039,441

925	Keys Cove Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/35	5/15 at 101.00	N/R	959,401

975	Lake County School District, Florida, Sales Tax Revenue Bonds, Series 2004, 5.000%, 10/01/15 – AMBAC Insured	10/14 at 100.00	A+	993,603

1,000	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.250%, 6/15/27	6/17 at 100.00	BB	1,007,380

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A:
875	5.500%, 6/15/32	6/22 at 100.00	BB	892,736
1,375	5.750%, 6/15/42	6/22 at 100.00	BB	1,404,411

2,305	Leesburg, Florida, Utilities Revenue Bonds, Series 2004, 5.000%, 10/01/22 (Pre-refunded 10/01/14) – FGIC Insured	10/14 at 100.00	AA– (4)	2,351,815

675	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 6.125%, 5/01/34	5/15 at 100.00	A–	682,661

	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013:
885	3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	881,504
8,000	4.200%, 12/15/25 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	7,812,560

2,000	Miami Beach Health Facilities Authority, Florida, Hospital Revenue Bonds, Mount Sinai Medical Center of Florida Project, Refunding 2012, 5.000%, 11/15/29	11/22 at 100.00	Baa2	2,096,240

	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2013B:
4,490	5.000%, 2/01/29	2/23 at 100.00	A1	4,879,014
2,170	5.000%, 2/01/30	2/23 at 100.00	A1	2,346,269

7,020	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2004A, 5.000%, 10/01/30 – FGIC Insured (Alternative Minimum Tax)	10/14 at 100.00	AA–	7,049,835

1,585	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/35	10/20 at 100.00	A	1,748,271

2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008A, 5.500%, 10/01/27 – AGC Insured (Alternative Minimum Tax)	10/18 at 100.00	AA	2,266,760

10,000	Miami-Dade County, Florida, General Obligation Bonds, Series 2005, 5.000%, 7/01/33 – AGM Insured	7/15 at 100.00	AA	10,417,800

1,040	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2009, 5.625%, 6/01/34 – AGC Insured (UB) (5)	6/19 at 100.00	AA	1,110,138

22,160	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	Aa3	23,413,591

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,000	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	$984,400

3,295	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	3,344,590

	Orange County Health Facilities Authority, Florida, Revenue Bond, Mayflower Retirement Center, Refunding Series 2012:
550	4.500%, 6/01/27	6/21 at 100.00	A–	553,020
625	5.000%, 6/01/32	6/21 at 100.00	A–	644,906
750	5.000%, 6/01/36	6/21 at 100.00	A–	769,305
750	5.125%, 6/01/42	6/21 at 100.00	A–	770,813

	Orange County Health Facilities Authority, Florida, Revenue Bonds, Nemours Foundation, Series 2005:
295	5.000%, 1/01/21 (Pre-refunded 1/01/15)	1/15 at 100.00	N/R (4)	304,478
275	5.000%, 1/01/22 (Pre-refunded 1/01/15)	1/15 at 100.00	N/R (4)	283,836

145	Orange County, Florida, Sales Tax Revenue Bonds, Series 1989, 6.125%, 1/01/19 – FGIC Insured (ETM)	7/14 at 100.00	N/R (4)	173,616

500	Orlando Utilities Commission, Florida, Utility System Revenue Bonds, Series 2009A-1, 5.250%, 10/01/39	4/19 at 100.00	AA	561,125

	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001:
20	5.500%, 12/01/21	6/14 at 100.00	BBB–	20,044
1,000	5.625%, 12/01/31	6/14 at 100.00	BBB–	1,001,080

2,690	Palm Beach County Health Facilities Authority, Florida, Retirement Community Revenue Bonds, Adult Communities Total Services Retirement Life, Series 2006A, 4.500%, 11/15/36	11/16 at 100.00	A–	2,645,023

2,415	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007, 5.000%, 8/01/18 – FGIC Insured	8/17 at 100.00	AA–	2,689,875

1,500	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Series 2002B, 0.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AA+	1,486,245

1,835	Panther Trails Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.600%, 5/01/36	5/15 at 100.00	BB	1,840,487

2,000	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	AA–	2,058,580

650	Reedy Creek Improvement District, Florida, Utility Revenue Bonds, Series 2005-1, 5.000%, 10/01/25 (Pre-refunded 10/01/15) – AMBAC Insured	10/15 at 100.00	A1 (4)	693,479

2,870	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.250%, 10/01/27	10/17 at 100.00	BBB–	3,072,995

	St. John’s County Industrial Development Authority, Florida, First Mortgage Revenue Bonds, Presbyterian Retirement Communities, Series 2004A:
1,130	5.850%, 8/01/24	8/14 at 101.00	A–	1,147,854
1,565	5.625%, 8/01/34	8/14 at 101.00	A–	1,585,267

920	Stoneybrook Venice Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38	5/18 at 100.00	N/R	941,721

500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.000%, 7/01/29	1/24 at 100.00	BBB+	521,790

535	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998, 5.000%, 10/01/28 – AMBAC Insured	10/18 at 100.00	AA–	568,817

Nuveen Investments	47

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,000	Tallahassee, Florida, Consolidated Utility System Revenue Bonds, Series 2005, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	AA+	$1,064,710

2,820	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/29 – NPFG Insured	10/15 at 100.00	AA	2,976,510

2,095	Tallahassee, Florida, Health Facilities Revenue Bonds, Tallahassee Memorial Healthcare Inc., Series 2000, 6.375%, 12/01/30	6/14 at 100.00	Baa1	2,102,752

35	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	37,748

165	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	121,034

290	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	173,391

210	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	93,007

170	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	2

475	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (6)	5/17 at 100.00	N/R	5

15	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1. RMKT, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	15,197

125	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007A-1. RMKT, 5.250%, 5/01/39 (6)	5/17 at 100.00	N/R	109,706

	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1:
95	5.250%, 5/01/39	5/17 at 100.00	N/R	90,456
305	6.650%, 5/01/40	5/17 at 100.00	N/R	308,440

2,850	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/15 at 100.00	BB	2,851,368

705	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	410,564

250	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A1, 6.125%, 5/01/42	5/22 at 100.00	N/R	258,048

1,500	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2, 5.500%, 5/01/34	5/22 at 100.00	N/R	1,541,805

2,110	Village Center Community Development District, Florida, Recreational Revenue Bonds, Series 2003A, 5.000%, 11/01/32 – NPFG Insured	11/14 at 100.00	AA–	2,114,304

475	Waters Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/36	5/15 at 101.00	N/R	457,102
169,165	Total Florida			175,141,360

	Georgia – 2.3%

2,000	Atlanta and Fulton County Recreation Authority, Georgia, Guaranteed Revenue Bonds, Park Improvement, Series 2005A, 5.000%, 12/01/30 – NPFG Insured	12/15 at 100.00	Aa2	2,107,120

715	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	841,719

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$1,550	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 6.750%, 1/01/20	1/19 at 100.00	A2	$1,874,105

140	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	7/15 at 100.00	A–	146,608

500	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B, 5.400%, 1/01/20	7/15 at 100.00	A–	521,560

495	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	BBB–	499,589

7,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA	7,571,690

1,000	Augusta, Georgia, Airport Revenue Bonds, General Series 2005C, 5.450%, 1/01/31 (Alternative Minimum Tax)	1/15 at 100.00	Baa2	1,005,240

4,955	Cobb County Development Authority, Georgia, University Facilities Revenue Bonds, Kennesaw State University Foundations, Student Housing Subordinate Lien Series 2004C, 5.250%, 7/15/24 (Pre-refunded 7/15/14) – NPFG Insured	7/14 at 100.00	A3 (4)	5,007,622

4,000	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB	4,207,960

3,300	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Alternative Minimum Tax)	9/15 at 100.00	BBB	3,316,302

10,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Athletic Association, Series 2011, 5.750%, 10/01/41	4/21 at 100.00	A+	11,038,800

	Fulton County Residential Care Facilities Elderly Authority, Georgia, Revenue Bonds, Canterbury Court Project, Series 2004A:
1,500	6.125%, 2/15/26	7/14 at 100.00	N/R	1,515,780
4,080	6.125%, 2/15/34	7/14 at 100.00	N/R	4,103,909

1,080	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993BB, 5.250%, 1/01/25 – NPFG Insured	No Opt. Call	AA–	1,258,222

1,000	Lavonia Hospital Authority, Georgia, Revenue Anticipation Certificates, Ty Cobb Regional Medical Center , Series 2010, 6.000%, 12/01/40 – AGM Insured	12/20 at 100.00	AA	1,095,070

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A:
955	5.000%, 3/15/22	No Opt. Call	A+	1,080,181
1,000	5.500%, 9/15/28	No Opt. Call	A	1,179,590

1,590	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.250%, 10/01/27	10/21 at 100.00	Baa2	1,720,698

1,000	Richmond County Development Authority, Georgia, Revenue Bonds, Augusta State University, Jaguar Student Center Project, Series 2005A, 5.000%, 7/01/29 – SYNCORA GTY Insured	7/15 at 100.00	A2	1,013,260

1,000	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Atlantic State University, Windward Commons LLC Project, Series 2009, 5.000%, 6/15/39 – AGC Insured	6/19 at 100.00	AA	1,048,000
48,860	Total Georgia			52,153,025

	Guam – 0.3%

1,020	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	1,062,442

2,000	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A, 6.625%, 12/01/30	12/20 at 100.00	B+	2,079,440

Nuveen Investments	49

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Guam (continued)

$880	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A–	$902,255

1,610	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	1,730,154
5,510	Total Guam			5,774,291

	Hawaii – 0.2%

1,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A2	1,647,630

1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43	7/23 at 100.00	BB+	1,042,830

	Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue Bonds, 15 Craigside Project, Series 2009A:
1,000	8.750%, 11/15/29	11/19 at 100.00	N/R	1,143,340
1,250	9.000%, 11/15/44	11/19 at 100.00	N/R	1,424,538
4,750	Total Hawaii			5,258,338

	Idaho – 0.2%

	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B:
1,000	6.000%, 12/01/23	12/18 at 100.00	Aa2	1,174,670
760	6.250%, 12/01/33	12/18 at 100.00	Aa2	884,260

	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
1,000	5.000%, 7/15/23 – NPFG Insured	7/16 at 100.00	A1	1,083,770
1,065	5.000%, 7/15/24 – NPFG Insured	7/16 at 100.00	A1	1,154,215
3,825	Total Idaho			4,296,915

	Illinois – 10.1%

2,000	Bensenville, Illinois, General Obligation Bonds, Series 2011A, 5.000%, 12/15/30 – AGM Insured	12/21 at 100.00	AA	2,140,420

974	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	N/R	960,832

	Champaign, Illinois, General Obligation Sales Tax Bonds, Public Safety Series 1999:
1,140	8.250%, 1/01/21 – FGIC Insured	No Opt. Call	AA–	1,538,236
1,275	8.250%, 1/01/22 – FGIC Insured	No Opt. Call	AA–	1,736,231

2,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Revenues, Series 2008C, 5.000%, 12/01/20	12/18 at 100.00	A+	2,209,160

3,335	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Tender Option Bonds Trust 1130, 13.582%, 12/01/24 (IF)	6/16 at 100.00	AAA	4,167,549

2,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	2,245,425

2,875	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	AA–	3,038,070

2,000	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2003A, 5.000%, 1/01/33 – AMBAC Insured	7/14 at 100.00	AA+	2,001,640

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$15,000	Chicago, Illinois, Water Revenue Bonds, Refunding Second Lien Series 2012-2, 4.000%, 11/01/37	11/22 at 100.00	AA	$13,991,100

	Community College District 523, Counties of DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago, and Boone, Illinois, General Obligation Bonds, Kishwaukee Community College, Series 2011B:
1,000	0.000%, 2/01/35	2/21 at 100.00	AA	291,120
750	0.000%, 2/01/36	2/21 at 100.00	AA	202,680

4,440	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	4,755,284

2,000	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B3	2,020,660

2,500	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	2,736,675

1,375	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc. Obligated Group, Series 2007A, 5.750%, 5/15/31	5/17 at 100.00	BBB–	1,406,845

	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010:
900	6.125%, 5/15/27	5/15 at 100.00	BBB–	912,321
2,000	6.125%, 5/15/27	5/20 at 100.00	BBB–	2,141,840

9,300	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/36	12/16 at 100.00	BBB+	9,023,976

1,000	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 7.125%, 10/01/41	10/21 at 100.00	BBB–	1,137,790

500	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A, 7.750%, 5/15/30	5/20 at 100.00	N/R	508,740

615	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Temps 65 Series 2010D-2, 6.375%, 5/15/17	7/14 at 100.00	N/R	615,633

1,255	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	1,321,979

1,000	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A	1,028,190

4,050	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa3	4,299,723

	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013:
4,000	4.000%, 5/15/33	5/22 at 100.00	Baa1	3,562,040
4,865	4.250%, 5/15/43	5/22 at 100.00	Baa1	4,169,743

2,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	AA+	2,276,200

2,545	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	2,837,395

500	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	528,110

1,545	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	1,652,408

2,900	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	3,600,756

	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A:
895	5.500%, 7/01/28	7/23 at 100.00	A–	970,681
3,000	6.500%, 7/01/34	7/18 at 100.00	A–	3,250,440

Nuveen Investments	51

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$3,680	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/30	11/18 at 100.00	A+	$4,413,019

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C:
1,335	6.625%, 11/01/39	5/19 at 100.00	A+	1,513,156
1,665	6.625%, 11/01/39 (UB) (5)	5/19 at 100.00	A+	1,887,194

6,255	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	Baa1	6,826,832

9,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB+	10,000,260

925	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA	995,568

4,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41	8/21 at 100.00	AA–	4,504,080

1,400	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B, 5.000%, 8/15/26	8/20 at 100.00	AA–	1,551,144

1,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	1,619,145

2,350	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2006A, 5.875%, 2/15/26	2/16 at 100.00	N/R	2,376,790

3,485	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	3,605,651

3,905	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	3,914,841

255	Illinois Housing Development Authority, Housing Finance Bonds, Series 2006K, 4.600%, 7/01/23	7/16 at 100.00	AA	258,165

4,000	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized – Lifelink Developments, Series 2006, 4.850%, 4/20/41 (Alternative Minimum Tax) (UB) (5)	4/16 at 100.00	AA+	4,020,080

10,000	Illinois State, General Obligation Bonds, Series 2014, 5.000%, 5/01/22 (WI/DD, Settling 5/08/14)	No Opt. Call	A–	11,430,400

	Illinois State, General Obligation Bonds, Series 2012A:
5,520	5.000%, 3/01/25	3/22 at 100.00	A–	6,075,809
5,910	5.000%, 3/01/26	3/22 at 100.00	A–	6,438,118
500	5.000%, 3/01/27	3/22 at 100.00	A–	538,735

	Illinois State, General Obligation Bonds, Series 2013:
1,390	5.250%, 7/01/28	7/23 at 100.00	A–	1,529,487
1,800	5.500%, 7/01/38	7/23 at 100.00	A–	1,967,130

5,000	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2011, 5.000%, 6/15/28	6/21 at 100.00	AAA	5,507,250

960	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	533,309

3,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/30 – ACA Insured	1/16 at 100.00	CCC–	2,099,340

1,630	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B, 5.250%, 1/01/36	1/16 at 100.00	D	592,668

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,260	Markham, Illinois, Alternative Source Revenue Bonds, Series 2005A, 5.250%, 4/01/23 – RAAI Insured	4/15 at 100.00	N/R	$1,264,486

875	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2012A, 5.000%, 6/15/42 – NPFG Insured	6/22 at 100.00	AAA	910,796

10,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AAA	3,437,100

8,025	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	AA–	6,261,185

845	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012, 4.750%, 10/01/29	10/22 at 100.00	Baa1	864,097

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
3,890	5.250%, 6/01/21	No Opt. Call	A	4,569,700
3,000	6.250%, 6/01/24	6/16 at 100.00	A–	3,321,780

4,450	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2001A, 6.000%, 7/01/27 – FGIC Insured	No Opt. Call	AA	5,694,532

1,000	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe Ad Valorem Tax Bonds, Series 2010, 7.500%, 3/01/32	3/17 at 102.00	N/R	1,039,450

	University of Illinois, Auxiliary Facilities Systems Revenue Bonds, Series 2013A:
10,000	4.000%, 4/01/30	4/23 at 100.00	AA–	10,153,600
5,000	4.000%, 4/01/32	4/23 at 100.00	AA–	5,042,850

7,405	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A	7,942,603
222,849	Total Illinois			223,980,242

	Indiana – 3.8%

425	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/32	4/17 at 100.00	BB+	398,693

	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006:
1,000	5.125%, 8/01/29	8/16 at 100.00	A3	1,037,270
500	5.250%, 8/01/36	8/16 at 100.00	A3	516,245

1,235	Hendricks County Building Facilities Corporation, Indiana, First Mortgage Revenue Bonds, Series 2004, 5.500%, 7/15/24 (Pre-refunded 7/15/14)	7/14 at 100.00	Aa2 (4)	1,248,820

	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A:
3,325	5.250%, 10/15/18	No Opt. Call	A	3,756,851
5,215	5.250%, 10/15/20	No Opt. Call	A	5,950,471

	Indiana Finance Authority, Educational Facilities Revenue Bonds, CFM-Northwest Indiana, LLC Project, Refunding Series 2013A:
3,420	7.000%, 7/01/33	7/23 at 100.00	BB	3,599,003
6,465	7.250%, 7/01/43	7/23 at 100.00	BB	6,779,264

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Charter Facilities Management Indianapolis LLC Project, Series 2013A:
2,280	7.000%, 7/01/33	7/23 at 100.00	BB	2,399,335
5,240	7.250%, 7/01/43	7/23 at 100.00	BB	5,494,716

Nuveen Investments	53

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$1,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BB–	$1,403,598

1,000	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.125%, 3/01/30	3/20 at 100.00	A–	1,044,220

3,000	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project, Series 2012A, 5.000%, 7/01/36	7/21 at 100.00	A+	3,122,580

9,000	Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2012A, 5.000%, 6/01/32 – AGM Insured	6/22 at 100.00	BBB–	9,125,100

5,115	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	5,201,239

2,830	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A	2,961,142

4,030	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	AA–	4,237,787

500	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1992A, 6.800%, 12/01/16	No Opt. Call	AA+	546,820

3,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA	3,768,485

3,000	Jasper County, Indiana Pollution Control (Northern Indiana Public Service) Commercial Paper, 5.600%, 11/01/16 – NPFG Insured	No Opt. Call	AA–	3,285,570

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,530	5.000%, 4/01/26	4/22 at 100.00	A3	1,656,959
1,400	5.000%, 4/01/27	4/22 at 100.00	A3	1,505,742
1,560	5.000%, 4/01/29	4/22 at 100.00	A3	1,656,236

	Portage, Indiana, Economic Development Revenue Bonds, Ameriplex Project, Series 2006:
1,000	5.000%, 7/15/23	7/16 at 100.00	A	1,030,270
775	5.000%, 1/15/27	7/16 at 100.00	A	788,392

6,380	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 7.000%, 1/01/44 (Alternative Minimum Tax)	1/24 at 100.00	N/R	6,910,433

5,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011, 8.000%, 9/01/41	9/21 at 100.00	N/R	5,668,250
80,125	Total Indiana			85,093,491

	Iowa – 0.7%

2,275	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/36	6/20 at 100.00	A2	2,391,435

500	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2008A, 5.250%, 8/15/29 – AGC Insured	8/19 at 100.00	Aa3	558,820

1,490	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	1,537,471

	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Series 2012:
175	4.000%, 9/01/28	9/23 at 100.00	BB	150,441
2,165	5.000%, 9/01/33	9/23 at 100.00	BB	2,007,778
5,000	5.000%, 9/01/43	9/23 at 100.00	BB	4,394,300

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa (continued)

$4,130	Iowa Student Loan Liquidity Corporation Student Loan Revenue Bonds, Senior Lien Series 2011A-2, 5.750%, 12/01/28 (Alternative Minimum Tax)	12/19 at 102.00	A	$4,337,987

1,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	A1	1,062,810
16,735	Total Iowa			16,441,042

	Kansas – 0.7%

500	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004B, 5.000%, 9/01/22	9/18 at 100.00	AAA	580,505

4,540	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/29	11/19 at 100.00	AA	5,124,116

3,135	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2005H, 5.000%, 5/01/32 – NPFG Insured	5/15 at 100.00	AA	3,242,625

2,000	Olathe, Kansas, Senior Living Facility Revenue Bonds, Catholic Care Campus Santa Marta, Series 2006A, 6.000%, 11/15/38	11/16 at 100.00	N/R	2,015,600

2,525	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	2,542,953

1,200	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	1,296,432

1,270	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding Series 2012A, 5.000%, 9/01/28	9/22 at 100.00	A+	1,412,951
15,170	Total Kansas			16,215,182

	Kentucky – 0.8%

	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A:
2,500	5.750%, 6/01/25	6/20 at 100.00	BBB+	2,744,325
2,015	6.000%, 6/01/30	6/20 at 100.00	BBB+	2,169,812

1,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	A+	1,679,400

3,000	Kentucky State Property and Buildings Commission, Revenue Refunding Bonds, Project 87 Series 2007, 4.000%, 3/01/15 – NPFG Insured	No Opt. Call	AA–	3,095,490

1,405	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37 (Pre-refunded 2/01/18)	2/18 at 100.00	Aaa	1,678,034

1,000	Paducah, Kentucky, Electric Board Revenue Bonds, Series 2009A, 5.250%, 10/01/35 – AGC Insured	4/19 at 100.00	A3	1,102,120

5,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	A3	5,629,450
16,420	Total Kentucky			18,098,631

	Louisiana – 2.8%

3,020	Lafayette, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/22 (Pre-refunded 11/01/14) – NPFG Insured	11/14 at 100.00	AA– (4)	3,097,674

1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	1,082,640

Nuveen Investments	55

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$3,605	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/21 – AMBAC Insured	6/16 at 100.00	A–	$3,864,812

1,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB	1,111,320

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
5,000	6.750%, 12/15/37 (6)	12/17 at 100.00	N/R	3,226,330
800	6.000%, 12/15/37	12/14 at 100.00	N/R	445,992

65	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/14	No Opt. Call	N/R	36,237

2,000	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 6.000%, 7/01/29	7/19 at 100.00	A+	2,202,660

1,130	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Series 2008B, 5.750%, 7/01/18 – AGC Insured	No Opt. Call	AA	1,215,925

27,900	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	29,139,876

2,400	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	AA– (4)	2,419,872

1,500	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38	5/17 at 100.00	Baa1	1,542,780

10,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 4.750%, 5/01/39 – AGM Insured	5/16 at 100.00	Aa1	10,501,400

3,000	St. John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	Baa1	3,114,630
62,420	Total Louisiana			63,002,148

	Maine – 0.8%

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
2,000	6.750%, 7/01/36	7/21 at 100.00	BBB–	2,182,120
10,390	6.750%, 7/01/41	7/21 at 100.00	BBB–	11,252,162

1,665	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,756,542

	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
460	5.000%, 7/01/26	7/23 at 100.00	BBB+	501,271
1,000	5.000%, 7/01/27	7/23 at 100.00	BBB+	1,085,280
15,515	Total Maine			16,777,375

	Maryland – 0.3%

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
1,050	5.250%, 9/01/27 – SYNCORA GTY Insured	9/16 at 100.00	BB+	1,073,520
1,750	5.250%, 9/01/28 – SYNCORA GTY Insured	9/16 at 100.00	BB+	1,785,298

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 5.750%, 7/01/30	7/20 at 100.00	BBB–	1,021,840

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

$2,650	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Refunding Second Series 2011E, 5.000%, 8/01/15	No Opt. Call	AAA	$2,811,253
6,450	Total Maryland			6,691,911

	Massachusetts – 1.4%

4,350	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.750%, 10/15/37	10/17 at 100.00	N/R	4,490,723

6,750	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012C, 5.250%, 11/01/42 (Alternative Minimum Tax)	11/17 at 100.00	BB+	6,796,035

1,035	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A, 4.875%, 1/01/24	1/23 at 100.00	BBB–	1,071,567

1,000	Massachusetts Development Finance Agency, Senior Living Facility Revenue Bonds, The Groves in Lincoln Issue, Series 2009A, 7.875%, 6/01/44 (6), (7)	6/19 at 100.00	N/R	46,974

260	Massachusetts Development Finance Agency, Senior Living Facility Revenue Bonds, The Groves in Lincoln Issue, Series 2009B-2, 6.250%, 6/01/14 (6), (7)	5/14 at 100.00	N/R	12,213

685	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/20 at 100.00	AA	716,558

6,665	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Tender Option Bond Trust 3627, 13.796%, 7/01/29 (IF)	7/19 at 100.00	AA	8,449,954

4,700	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.250%, 1/15/28 (6)	1/18 at 100.00	N/R	13,207

500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/25 – RAAI Insured	8/15 at 100.00	N/R	500,210

4,550	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	4,840,654

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
1,260	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	7/14 at 100.00	N/R	1,260,403
700	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/14 at 100.00	N/R	691,292

2,335	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Tender Option Bond Trust 2989, 13.560%, 8/01/38 (IF)	8/19 at 100.00	AAA	3,167,895
34,790	Total Massachusetts			32,057,685

	Michigan – 2.7%

12,130	Bay City, Bay County, Michigan, Unlimited Tax General Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 – AMBAC Insured	No Opt. Call	A+	8,920,159

8,575	Charlotte Public School District, Easton County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/29 – NPFG Insured	5/15 at 100.00	Aa2	8,892,018

5,595	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	AA–	5,401,189

800	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, W.A. Foote Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 – AGM Insured	6/20 at 100.00	AA	865,512

7,665	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2003A, 5.000%, 5/15/26 – AGM Insured	5/18 at 100.00	AA	8,171,810

3,040	Kalkaska County Hospital Authority, Michigan, Hospital Revenue Bonds, Series 2007, 5.375%, 5/01/17	No Opt. Call	A–	3,302,230

Nuveen Investments	57

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$500	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health System, Series 2008A, 5.500%, 1/15/47 (Mandatory put 1/15/15)	No Opt. Call	AA	$518,280

	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011:
685	6.000%, 10/01/21	No Opt. Call	BB+	714,921
435	7.000%, 10/01/31	10/21 at 100.00	BB+	460,448
1,000	7.000%, 10/01/36	10/21 at 100.00	BB+	1,053,000

820	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 6.125%, 5/01/21	5/18 at 100.00	BBB–	849,184

1,550	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A, 5.000%, 10/01/35	10/20 at 100.00	AA	1,612,450

1,250	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/15 at 100.00	BBB	1,265,463

1,350	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R	1,317,452

	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-I-A:
750	5.375%, 10/15/41	10/21 at 100.00	Aa3	822,255
2,000	5.500%, 10/15/45	10/21 at 100.00	Aa3	2,206,000

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009:
500	5.625%, 11/15/29	11/19 at 100.00	A2	552,565
1,480	5.750%, 11/15/39	11/19 at 100.00	A2	1,588,558

1,635	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	Aa2	1,682,644

375	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16)	12/16 at 100.00	Aa2 (4)	418,268

1,200	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2014D, 5.000%, 9/01/20 (WI/DD, Settling 5/13/14)	No Opt. Call	A1	1,388,964

6,010	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.000%, 9/01/29	9/18 at 100.00	A1	7,392,901
59,345	Total Michigan			59,396,271

	Minnesota – 1.3%

1,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.875%, 11/01/40	11/20 at 100.00	BBB–	1,025,760

1,000	Faribault, Minnesota, Housing Revenue Bonds, Faribault Senior Living LLC Project, Series 2010, 7.000%, 5/01/45	5/18 at 102.00	N/R	1,028,520

	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A:
3,000	6.375%, 11/15/23	11/18 at 100.00	A	3,525,900
3,000	6.625%, 11/15/28	11/18 at 100.00	A	3,564,900

3,000	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mosaic Parking, LLC Project, Series 2010A, 8.500%, 1/01/41	1/21 at 100.00	N/R	3,089,040

95	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2000A, 6.375%, 11/15/29	7/14 at 100.00	A	95,431

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$2,995	Monticello-Big Lake Community Hospital District, Minnesota, Gross Revenue Health Care Facilities Bonds, Series 2003C, 6.200%, 12/01/22	7/14 at 100.00	N/R	$2,998,235

1,000	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Series 2004, 5.250%, 9/01/34	9/14 at 100.00	A–	1,003,060

	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005:
4,500	6.000%, 11/15/25	11/15 at 100.00	BBB–	4,650,390
4,000	6.000%, 11/15/30	11/15 at 100.00	BBB–	4,103,920
2,000	6.000%, 11/15/35	11/15 at 100.00	BBB–	2,047,740

2,240	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A, 6.000%, 5/01/47	5/19 at 102.00	N/R	2,365,104
27,830	Total Minnesota			29,498,000

	Mississippi – 0.3%

5,000	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured	No Opt. Call	AA	5,624,050

	Missouri – 1.4%

3,185	Bi-State Development Agency, Missouri, Bi-State MetroLink District, St. Clair County Metrolink Extension Project Bonds, Refunding Series 2006, 5.250%, 7/01/27 – AGM Insured	No Opt. Call	AA	3,726,737

2,540	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.500%, 2/01/35	6/14 at 100.00	BBB+	2,541,372

2,470	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	2,648,803

1,250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 6.000%, 2/01/41	2/21 at 100.00	BBB+	1,347,488

4,455	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Tender Option Bond Trust 3604, 13.961%, 5/15/17 (IF)	No Opt. Call	AAA	5,848,791

	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2010A:
5,000	0.000%, 7/15/31 – AGC Insured	No Opt. Call	AA	2,206,750
7,000	0.000%, 7/15/32 – AGC Insured	No Opt. Call	AA	2,930,340
6,250	0.000%, 7/15/33 – AGC Insured	No Opt. Call	AA	2,452,438
7,000	0.000%, 7/15/34 – AGC Insured	No Opt. Call	AA	2,616,180
6,000	0.000%, 7/15/35 – AGC Insured	No Opt. Call	AA	2,131,440
2,000	0.000%, 7/15/36 – AGC Insured	No Opt. Call	AA	672,260

1,702	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	9/14 at 100.00	N/R	1,565,074

1,437	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	No Opt. Call	N/R	1,035,818
50,289	Total Missouri			31,723,491

	Montana – 0.1%

2,500	Montana Facilities Finance Authority, Revenue Bonds, Saint John’s Lutheran Ministries Project, Series 2006A, 6.125%, 5/15/36	5/16 at 100.00	N/R	2,528,750

Nuveen Investments	59

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nebraska – 0.4%

$4,000	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	$4,140,320

1,320	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/32	4/22 at 100.00	A	1,429,758

2,750	Nebraska Public Power District, General Revenue Bonds, Series 2008B, 5.000%, 1/01/20	1/18 at 100.00	A1	3,123,450
8,070	Total Nebraska			8,693,528

	Nevada – 0.8%

2,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2004A-2, 5.125%, 7/01/25 (Pre-refunded 7/01/14) – FGIC Insured	7/14 at 100.00	AA– (4)	2,016,660

90	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Senior Lien Series 2006A, 4.750%, 9/01/36 – FGIC Insured (Alternative Minimum Tax)	9/16 at 100.00	A	90,172

2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.000%, 7/01/30	1/20 at 100.00	A+	2,172,780

2,100	Henderson Redevelopment Agency, Nevada, Senior Lien Tax Allocation Bonds, Series 2002A, 5.250%, 10/01/25 – AMBAC Insured	7/14 at 100.00	BBB	2,100,588

	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A:
2,000	7.500%, 6/15/23	6/19 at 100.00	BBB–	2,307,160
1,500	8.000%, 6/15/30	6/19 at 100.00	BBB–	1,703,550

2,500	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	AA+	2,696,850

	Las Vegas, Nevada, Special Improvement District 607 Providence, Local Improvement Refunding Bonds, Series 2013:
160	4.000%, 6/01/19	No Opt. Call	N/R	162,090
135	4.000%, 6/01/20	No Opt. Call	N/R	135,589
990	4.000%, 6/01/21	No Opt. Call	N/R	982,654
445	5.000%, 6/01/23	No Opt. Call	N/R	465,577
200	4.250%, 6/01/24	6/23 at 103.00	N/R	195,342

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
995	6.500%, 9/01/20	9/18 at 100.00	N/R	1,081,485
1,900	6.750%, 9/01/27	9/18 at 100.00	N/R	1,970,338

410	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/32	7/21 at 100.00	AA	439,405
17,425	Total Nevada			18,520,240

	New Hampshire – 0.5%

3,500	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2002, 5.200%, 5/01/27 (Alternative Minimum Tax)	5/16 at 101.00	A–	3,662,715

800	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Speare Memorial Hospital, Series 2004, 5.875%, 7/01/34 (Pre-refunded 7/01/15)	7/15 at 100.00	N/R (4)	852,856

1,250	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Covenant Health Systems Obligated Group Issue, Series 2004, 5.375%, 7/01/24	7/14 at 100.00	A	1,254,850

3,305	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Tender Option Bond Trust 09-7W, 14.155%, 6/01/39 (IF) (5)	6/19 at 100.00	AA+	4,654,398
8,855	Total New Hampshire			10,424,819

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey – 2.7%

$4,510	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB	$4,807,344

1,335	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, Series 2004, 5.750%, 12/01/21 – FGIC Insured	No Opt. Call	Aa3	1,682,674

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,775	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	AA–	1,788,188
1,775	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	AA–	1,787,762

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
1,000	5.125%, 9/15/23 (Alternative Minimum Tax)	9/14 at 100.00	B	1,015,570
1,650	5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	B	1,674,140

2,165	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	B	2,234,042

835	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.750%, 6/01/31	6/20 at 100.00	Baa3	907,344

2,015	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 6.250%, 12/01/18 (ETM)	No Opt. Call	N/R (4)	2,473,413

600	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	782,958

1,335	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.694%, 6/01/30 (IF) (5)	6/19 at 100.00	AA	1,865,849

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A:
2,185	5.250%, 12/15/20	No Opt. Call	A1	2,590,077
7,000	5.500%, 12/15/23	No Opt. Call	A1	8,526,350

7,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013A, 5.000%, 12/15/19	No Opt. Call	A1	8,153,320

	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A:
3,000	5.000%, 1/01/21 – AGM Insured	1/15 at 100.00	AA	3,090,810
3,315	5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA	3,408,317
3,175	5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA	3,847,687

1,000	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 5.750%, 12/01/30 – AGC Insured	12/19 at 100.00	A3	1,116,730

3,470	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A, 5.000%, 6/01/23	6/22 at 100.00	A	4,030,093

2,000	Passaic Valley Water Commission, New Jersey, Water System Revenue Bonds, Series 2003, 5.000%, 12/15/19 – AGM Insured	No Opt. Call	AA	2,335,340

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
805	4.625%, 6/01/26	6/17 at 100.00	B+	711,725
2,000	4.750%, 6/01/34	6/17 at 100.00	B2	1,571,240
53,945	Total New Jersey			60,400,973

Nuveen Investments	61

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Mexico – 0.4%

$4,790	Clayton, New Mexico, Appropriation Debt, Jail Project, Series 2006, 4.650%, 11/01/29 – CIFG Insured	11/16 at 100.00	BBB+	$4,777,929

3,000	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	BBB–	3,129,570

825	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.500%, 10/01/18	No Opt. Call	N/R	822,484
8,615	Total New Mexico			8,729,983

	New York – 2.9%

	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,100	6.000%, 7/15/30	1/20 at 100.00	BBB–	1,200,661
7,745	6.375%, 7/15/43	1/20 at 100.00	BBB–	8,476,438

1,880	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	AA–	1,937,058

4,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.500%, 7/01/43 – AGM Insured	7/20 at 100.00	AA	5,373,004

1,665	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 (Pre-refunded 3/15/15) – AMBAC Insured	3/15 at 100.00	AAA	1,735,996

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 3518:
2,335	13.679%, 2/15/33 (IF)	2/19 at 100.00	AAA	2,983,826
2,000	13.691%, 2/15/33 (IF)	2/19 at 100.00	AAA	2,556,260

400	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	444,816

4,055	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	AA–	4,065,989

3,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 6.000%, 5/01/33	5/19 at 100.00	A–	3,499,920

	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A:
1,000	5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA	1,058,980
1,980	5.000%, 5/01/38	5/21 at 100.00	A–	2,079,535

4,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/30	11/15 at 100.00	A+	4,846,514

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
3,000	5.750%, 10/01/37 (8)	10/17 at 100.00	N/R	1,168,620
1,000	5.875%, 10/01/46 (9)	10/17 at 102.00	N/R	389,540

715	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA	843,071

1,500	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	6/14 at 100.00	BB	1,467,705

1,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484, 18.252%, 6/15/33 (IF)	6/19 at 100.00	AA+	1,322,760

2,180	New York City, New York, General Obligation Bonds, Fiscal 2012 Series A-1, 5.000%, 10/01/15	No Opt. Call	AA	2,329,199

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 – FGIC Insured	4/15 at 100.00	AA	$5,200,600

5	New York City, New York, General Obligation Bonds, Series 1991B, 7.000%, 2/01/18 – AMBAC Insured	7/14 at 100.00	AA	5,028

895	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/24 – AMBAC Insured	10/15 at 100.00	AA	952,781

140	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/24 (Pre-refunded 10/01/15) – AMBAC Insured	10/15 at 100.00	N/R (4)	149,572

560	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA–	647,388

2,125	New York State Urban Development Corporation, Special Project Revenue Bonds, University Facilities Grants, Series 1995, 5.500%, 1/01/19	No Opt. Call	AA–	2,439,798

3,500	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42	No Opt. Call	BB+	3,523,870

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	875,359

1,170	Suffolk County Economic Development Corporation, New York, Revenue Refunding Bonds, Peconic Landing At Southold, Inc. Project, Series 2010, 5.875%, 12/01/30	12/20 at 100.00	BBB–	1,272,574

1,400	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010B, 5.000%, 9/01/20	No Opt. Call	A–	1,631,028
61,700	Total New York			64,477,890

	North Carolina – 0.7%

1,780	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 43W, 13.565%, 7/01/38 (IF) (5)	7/20 at 100.00	AAA	2,262,362

1,000	Columbus County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007A, 4.625%, 3/01/27	3/17 at 100.00	BBB	1,005,090

	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2008, Tender Option Bonds Trust 3248:
1,920	27.443%, 10/01/21 (IF)	10/16 at 100.00	AA+	3,801,734
585	27.662%, 10/01/34 (IF)	10/15 at 100.00	AA+	1,067,286

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2008C, 6.750%, 1/01/24	1/19 at 100.00	A–	1,176,390

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 – FGIC Insured	No Opt. Call	Baa1	1,239,300

1,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Lutheran Services for the Aging, Series 2012A, 5.000%, 3/01/37	No Opt. Call	N/R	985,200

1,580	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Presbyterian Homes, Series 2006B, 5.200%, 10/01/21	10/16 at 100.00	N/R	1,604,300

2,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	2,191,740
11,865	Total North Carolina			15,333,402

Nuveen Investments	63

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Dakota – 0.4%

$2,585	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 5.000%, 7/01/38	7/22 at 100.00	BBB+	$2,712,027

	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012:
2,100	4.000%, 12/01/27	12/21 at 100.00	A–	2,110,983
3,535	5.000%, 12/01/32	12/21 at 100.00	A–	3,681,985
8,220	Total North Dakota			8,504,995

	Ohio – 3.4%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,130	5.125%, 6/01/24	6/17 at 100.00	B–	976,625
1,420	5.875%, 6/01/30	6/17 at 100.00	B	1,189,704
3,990	5.750%, 6/01/34	6/17 at 100.00	B	3,280,139
4,145	5.875%, 6/01/47	6/17 at 100.00	B	3,414,983

	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
3,000	5.250%, 11/01/29	11/20 at 100.00	A–	3,204,000
2,000	5.750%, 11/01/40	11/20 at 100.00	A–	2,159,460

1,000	Cleveland Municipal School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/23 (Pre-refunded 6/01/14) – AGM Insured	6/14 at 100.00	AA (4)	1,004,420

2,500	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/23 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	N/R (4)	2,510,525

3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB–	3,262,011

8,505	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	8,595,068

3,250	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.625%, 8/15/29	8/18 at 100.00	A3	3,474,673

700	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB–	733,593

5,765	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	6,591,816

2,240	Marysville Exempted Village School District, Union County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA	2,382,173

1,000	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/26	5/16 at 100.00	A	1,036,760

1,500	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	1,568,850

3,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30	4/20 at 100.00	BBB–	3,753,050

2,270	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	2,552,025

1,540	Ohio State, Higher Educational Facility Revenue Bonds, Baldwin-Wallace College Project, Series 2004, 5.250%, 12/01/19 (Pre-refunded 6/01/14)	6/14 at 100.00	A– (4)	1,546,730

5,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2014, 5.000%, 12/01/20 (WI/DD, Settling 5/01/14)	No Opt. Call	AAA	6,009,100

64	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
$2,370	5.000%, 12/01/17	No Opt. Call	N/R	$2,463,615
1,250	5.000%, 12/01/22	No Opt. Call	N/R	1,240,488
3,000	5.750%, 12/01/32	12/22 at 100.00	N/R	2,977,860
2,000	6.000%, 12/01/42	12/22 at 100.00	N/R	1,983,660

3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aa1	3,058,170

	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
2,000	5.000%, 12/01/27	No Opt. Call	Baa2	2,138,440
2,500	5.000%, 12/01/32	No Opt. Call	Baa2	2,566,600
73,615	Total Ohio			75,674,538

	Oregon – 0.7%

1,400	Oregon Department of Administrative Services, Certificates of Participation, Series 2009A, 5.250%, 5/01/39	5/19 at 100.00	AA	1,491,364

1,000	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A, 5.150%, 7/01/42 (Alternative Minimum Tax)	1/20 at 100.00	Aaa	1,022,100

2,500	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2004A, 5.000%, 11/15/21 (Pre-refunded 11/15/14)	11/14 at 100.00	AAA	2,565,875

1,040	Oregon State Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.125%, 9/01/30	9/20 at 100.00	BB+	1,087,341

7,155	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2010-20C, 5.000%, 7/01/27 (Alternative Minimum Tax)	7/20 at 100.00	AA–	7,832,865

835	Portland, Oregon, River District Urban Renewal and Redevelopment Bonds, Series 2012C, 5.000%, 6/15/30	6/22 at 100.00	A1	903,537
13,930	Total Oregon			14,903,082

	Pennsylvania – 4.5%

1,125	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011, 6.750%, 11/01/31	11/21 at 100.00	BBB–	1,215,878

1,000	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB	961,720

1,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	1,084,310

2,000	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.125%, 10/01/34	10/18 at 100.00	BBB	2,079,500

1,350	Erie County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, International Paper Company Project, Refunding Series 2004A, 5.000%, 11/01/18 (Alternative Minimum Tax)	11/14 at 100.00	BBB	1,358,397

710	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	778,082

940	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 17.795%, 8/01/38 (IF) (5)	8/20 at 100.00	AA	1,354,596

Nuveen Investments	65

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Montgomery County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, Whitemarsh Continuing Care, Series 2005:
$6,145	6.125%, 2/01/28	2/15 at 100.00	N/R	$6,219,846
500	6.250%, 2/01/35	2/15 at 100.00	N/R	505,435

3,990	Montgomery County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2007A, 5.250%, 7/01/42	7/18 at 100.00	AA–	4,153,909

3,115	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	BBB+	3,490,949

1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30	7/20 at 100.00	Baa3	1,231,848

1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	A+	1,123,647

15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	16,613,400

480	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 5.750%, 11/15/30	11/20 at 100.00	BBB–	483,624

4,980	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/23 – AGM Insured	9/14 at 100.00	AA	5,044,740

2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/30	8/20 at 100.00	BBB+	2,139,800

180	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Pavilion Apartments, Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)	7/14 at 100.00	A	180,329

260	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA	270,621

2,380	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A+	2,696,968

8,875	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Refunding Series 2012, 5.000%, 11/01/28	No Opt. Call	A1	10,003,190

2,400	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/30 – AGM Insured	8/20 at 100.00	AA	2,567,760

2,430	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 9/01/16 – NPFG Insured	9/15 at 100.00	AA–	2,566,396

5,200	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 11/15/28 – AGM Insured	5/15 at 100.00	Aa2	5,424,068

3,000	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds, Series 2011, 5.000%, 6/01/28	6/21 at 100.00	A+	3,291,000

1,600	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Delaware County Community College, Series 2008, 5.000%, 10/01/24 – AGM Insured	4/18 at 100.00	A1	1,726,208

19,300	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2012B, 4.000%, 1/01/33	No Opt. Call	Baa3	17,938,771

	Westmoreland County Industrial Development Authority, Pennsylvania, Retirement Community Revenue Bonds, Redstone Presbyterian SeniorCare Obligated Group, Series 2005A:
1,200	5.750%, 1/01/26 (Pre-refunded 1/01/16)	1/16 at 100.00	N/R (4)	1,305,552
1,400	5.875%, 1/01/32 (Pre-refunded 1/01/16)	1/16 at 100.00	N/R (4)	1,526,042
94,810	Total Pennsylvania			99,336,586

66	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Rhode Island – 0.1%

	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
$1,855	6.125%, 6/01/32	7/14 at 100.00	BBB+	$1,854,981
1,360	6.250%, 6/01/42	7/14 at 100.00	BBB–	1,359,918
3,215	Total Rhode Island			3,214,899

	South Carolina – 0.2%

700	Georgetown County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company, Senior Lien Series 2005A, 5.550%, 12/01/29 (Alternative Minimum Tax)	12/15 at 100.00	BBB	716,058

480	Greenville, South Carolina, Hospital Facilities Revenue Bonds, Series 1990, 6.000%, 5/01/20	No Opt. Call	AA–	559,858

945	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2006C-2, 5.500%, 7/01/37 – AGM Insured (Alternative Minimum Tax)	7/16 at 100.00	Aa1	990,483

2,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Series 2008A, 5.375%, 1/01/28	1/19 at 100.00	AA–	2,278,840
4,125	Total South Carolina			4,545,239

	South Dakota – 0.7%

2,500	Rapid City, South Dakota, Airport Customer Facility Charge Revenue Bonds, Recovery Zone Facility Bond Series 2010B, 7.000%, 12/01/30	12/20 at 102.00	N/R	2,757,925

1,000	Rapid City, South Dakota, Airport Revenue Refunding Bonds, Passenger Facility Charge Supported, Series 2011A, 7.000%, 12/01/35	12/19 at 100.00	Baa3	1,101,230

1,400	South Dakota Economic Development Finance Authority, Economic Development Revenue Bonds, Davis Family Sodak, LLC Wastewater Project, Pooled Loan Program, Series 2004A, 6.000%, 4/01/29 (Alternative Minimum Tax)	7/14 at 100.00	A+	1,405,978

2,000	South Dakota Economic Development Finance Authority, Economic Development Revenue Bonds, Spearfish Products Project, Pooled Loan Program, Series 2008A, 5.875%, 4/01/28 (Alternative Minimum Tax)	4/16 at 100.00	A+	2,160,960

6,750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Vocational Education Program, Series 2008, 5.500%, 8/01/38 – AGC Insured	8/18 at 100.00	AA	7,597,530

750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community Project, Series 2006, 5.000%, 9/01/31	9/14 at 100.00	A	751,125
14,400	Total South Dakota			15,774,748

	Tennessee – 1.1%

3,670	Blount County Public Building Authority, Tennessee, Local Government Public Improvement Loan Bonds, Washington County, Series 2007B-12-A, 4.375%, 6/01/35 – SYNCORA GTY Insured	6/19 at 100.00	AA	3,803,625

	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D:
510	6.000%, 10/01/23	10/18 at 100.00	A+	596,542
1,500	6.125%, 10/01/28	10/18 at 100.00	A+	1,726,980

3,000	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.625%, 10/01/39	10/19 at 100.00	N/R	3,217,770

1,000	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/17 – SYNCORA GTY Insured	No Opt. Call	A	1,117,050

Nuveen Investments	67

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
$720	5.000%, 7/01/16	No Opt. Call	BBB+	$770,861
755	5.000%, 7/01/17	7/16 at 100.00	BBB+	803,494
4,680	5.500%, 7/01/36	7/16 at 100.00	BBB+	4,835,048

135	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Goodwill Village Apartments, Series 2010A, 5.500%, 12/01/30	12/20 at 100.00	A–	137,341

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
1,440	5.000%, 11/01/26	11/21 at 100.00	BBB+	1,574,467
250	5.000%, 11/01/28	11/21 at 100.00	BBB+	270,698
255	5.000%, 11/01/29	11/21 at 100.00	BBB+	274,383

1,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA+	1,100,640

2,000	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement and Refunding Series 2009, 5.250%, 12/01/39 – AGM Insured	12/19 at 100.00	AA	2,172,440

1,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/21	No Opt. Call	A	1,132,360
21,915	Total Tennessee			23,533,699

	Texas – 9.7%

5,280	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA	5,634,816

3,635	Brazos County Health Facilities Development Corporation, Texas, Franciscan Services Corporation Obligated Group-St Joseph Regional, Revenue Bonds, Series 2008, 5.000%, 1/01/23	7/18 at 100.00	A–	3,862,042

2,315	Brownsville, Texas, Utility System Revenue Bonds, Refunding Series 2008, 5.000%, 9/01/27 – AGM Insured	No Opt. Call	AA	2,577,753

3,500	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Refunding Series 2010, 5.000%, 7/01/19	7/17 at 100.00	A+	3,861,095

1,745	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010, 5.750%, 1/01/25	1/20 at 100.00	Baa2	1,907,686

3,400	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	Baa2	3,731,092

2,745	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	BBB	2,865,039

1,250	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2013, 6.000%, 8/15/33	8/23 at 100.00	BBB	1,419,688

2,100	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A, 8.750%, 2/15/28	2/18 at 100.00	B+	2,119,824

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2011C:
3,500	5.000%, 11/01/24	11/20 at 100.00	A+	4,056,955
1,500	5.000%, 11/01/25	11/20 at 100.00	A+	1,732,665

68	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$20	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B, 5.000%, 11/01/35	11/20 at 100.00	A+	$21,223

1,460	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+	1,477,856

5,500	Gregg County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Series 2012C, 5.000%, 7/01/32	7/22 at 100.00	BBB+	5,271,475

1,075	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB+	1,083,600

5,575	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	Baa3	5,658,123

2,000	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2008B, 7.250%, 12/01/35 (Pre-refunded 12/01/18)	12/18 at 100.00	A1 (4)	2,546,500

5,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA–	5,157,250

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G:
5,000	5.250%, 11/15/21 – NPFG Insured	7/14 at 100.00	AA–	5,013,400
6,500	5.250%, 11/15/22 – NPFG Insured	7/14 at 100.00	AA–	6,504,355
7,800	5.250%, 11/15/30 – NPFG Insured	7/14 at 100.00	AA–	7,802,184
2,500	5.375%, 11/15/41 – NPFG Insured	7/14 at 100.00	AA–	2,500,700

3,000	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 5.250%, 7/01/28	7/20 at 100.00	BBB+	3,031,260

1,955	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	A2	2,150,011

1,270	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011A, 5.000%, 7/01/25 (Alternative Minimum Tax)	7/21 at 100.00	A+	1,411,097

2,635	Humble Independent School District, Harris County, Texas, General Obligation Bonds, Series 2008A, 5.250%, 2/15/22 – AGC Insured	2/18 at 100.00	AA	2,995,468

5,720	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/28 (Alternative Minimum Tax)	11/22 at 100.00	BBB–	6,105,471

	Lubbock Educational Facilities Authority, Texas, Revenue Bonds, Lubbock Christian University, Refunding & Improvement Series 2007:
1,000	5.125%, 11/01/27	11/17 at 100.00	BBB	1,041,130
2,500	5.250%, 11/01/37	11/17 at 100.00	BBB	2,565,025

4,500	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008-E3, 5.750%, 1/01/38 (Mandatory put 1/01/16)	No Opt. Call	A2	4,854,105

2,000	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/33 (UB) (5)	1/18 at 100.00	A3	2,195,880

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
2,000	5.500%, 9/01/41	9/21 at 100.00	AA+	2,256,040
10,880	0.000%, 9/01/45	9/31 at 100.00	AA+	9,207,962

3,000	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.000%, 1/01/28	1/19 at 100.00	A2	3,473,550

Nuveen Investments	69

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$2,000	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010D-1, 5.000%, 10/01/30	10/20 at 100.00	AAA	$2,277,620

525	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007, 5.500%, 8/01/27	No Opt. Call	A	592,074

10,000	San Antonio, Texas, Electric and Gas Revenue Bonds, Refunding Series 2009A, 5.250%, 2/01/25	2/19 at 100.00	Aa1	11,624,500

4,000	San Antonio, Texas, Electric and Gas Revenue Bonds, Series 2008, 5.000%, 2/01/25	2/18 at 100.00	Aa1	4,495,360

	San Marcos, Texas, General Obligation Bonds, Series 2008:
1,000	5.000%, 8/15/25 – AGM Insured	8/17 at 100.00	AA	1,106,070
1,000	5.000%, 8/15/27 – AGM Insured	8/17 at 100.00	AA	1,098,530

1,000	San Marcos, Texas, Waterworks and Wastewater System Revenue Bonds, Series 2008, 5.000%, 8/15/26 – AGM Insured	8/17 at 100.00	AA	1,095,960

9,030	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist University, Series 2009, 5.000%, 10/01/36	10/19 at 100.00	AA–	10,207,693

1,600	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Northwest Senior Housing-Edgemere Project, Series 2006A, 6.000%, 11/15/26	11/16 at 100.00	BBB	1,661,872

940	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	Aa3	1,003,676

660	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 5.625%, 12/15/17	No Opt. Call	A–	726,700

3,670	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/27	No Opt. Call	A3	3,866,859

845	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	966,798

7,300	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013, 6.750%, 6/30/43 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	8,301,487

7,800	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40	6/20 at 100.00	Baa3	9,067,032

1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	1,011,780

6,765	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2014A, 5.000%, 4/01/20	No Opt. Call	AAA	8,083,363

1,750	Texas State, General Obligation Bonds, Water Financial Assistance, Tender Option Bond Trust 3479, 18.026%, 2/01/17 (IF)	No Opt. Call	AAA	2,635,920

20,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/17 – AMBAC Insured	No Opt. Call	A–	18,804,000

	Travis County Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Querencia Barton Creek, Series 2005:
1,300	5.500%, 11/15/25	11/15 at 100.00	N/R	1,311,414
4,100	5.650%, 11/15/35	11/15 at 100.00	N/R	4,108,774

750	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	11/20 at 100.00	BB+	839,678

70	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$2,000	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33	7/17 at 100.00	Baa1	$2,036,800

500	Uptown Development Authority, Houston, Texas, Tax Increment Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 5.250%, 9/01/24	9/19 at 100.00	BBB	539,450
203,395	Total Texas			215,555,730

	Utah – 0.6%

	Utah State Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology) Series 2012:
905	5.600%, 7/15/22	No Opt. Call	BB+	928,249
850	6.300%, 7/15/32	7/22 at 100.00	BB+	866,575

1,000	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Navigator Pointe Academy Project, Series 2010A, 5.625%, 7/15/40	7/20 at 100.00	BBB	1,006,410

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A:
465	6.250%, 6/15/28	6/17 at 100.00	N/R	465,088
950	6.500%, 6/15/38	6/17 at 100.00	N/R	950,171

1,250	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.250%, 7/15/30	7/20 at 100.00	BBB–	1,311,338

1,135	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.375%, 7/15/40	7/20 at 100.00	BB–	1,095,014

	Utah State Charter School Finance Authority, Revenue Bonds, George Washington Academy Project, Series 2011A:
2,135	7.750%, 7/15/31	7/21 at 100.00	BB+	2,340,963
3,520	8.000%, 7/15/41	7/21 at 100.00	BB+	3,904,912
12,210	Total Utah			12,868,720

	Vermont – 0.2%

1,000	Vermont Economic Development Authority, Mortgage Revenue Bonds, Wake Robin Corporation Project, Refunding Series 2006A, 5.250%, 5/01/26	5/16 at 100.00	N/R	1,017,080

	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A:
1,815	6.125%, 1/01/28	1/21 at 100.00	Ba1	1,922,067
1,000	6.250%, 1/01/33	1/21 at 100.00	Ba1	1,054,420
3,815	Total Vermont			3,993,567

	Virgin Islands – 0.1%

500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3	522,370

2,480	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	2,729,587
2,980	Total Virgin Islands			3,251,957

	Virginia – 1.1%

760	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Berkeley Apartments, Series 2000, 5.850%, 12/01/20 (Alternative Minimum Tax)	11/14 at 100.00	AA	761,900

Nuveen Investments	71

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$3,745	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B, 0.000%, 10/01/31 – AGC Insured	No Opt. Call	AA	$1,592,411

2,000	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Bonds, Series 2011C, 5.000%, 10/01/26 (Alternative Minimum Tax)	10/21 at 100.00	AA–	2,251,500

4,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B–	2,868,760

1,000	Virginia Small Business Financing Authority, Revenue Bonds Hampton Roads Proton Beam Therapy Institute at Hampton University, LLC Project, Series 2009, 9.000%, 7/01/39 (Pre-refunded 7/01/14)	7/14 at 102.00	N/R (4)	1,034,570

5,500	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	5,506,545

	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
3,515	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	3,694,792
6,490	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	6,782,439
27,010	Total Virginia			24,492,917

	Washington – 2.7%

6,220	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 1/01/31	1/21 at 100.00	A+	6,806,048

960	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B, 19.592%, 6/01/34 (IF) (5)	6/19 at 100.00	AA	1,308,326

2,450	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	2,579,115

	King County, Washington, General Obligation Sewer Bonds, Series 2005:
5,115	5.000%, 1/01/35 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	Aa1 (4)	5,281,800
1,885	5.000%, 1/01/35 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	AAA	1,946,470

2,335	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 13.606%, 7/01/32 – AGM Insured (IF) (5)	7/17 at 100.00	AA+	3,002,436

1,340	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+	1,683,710

	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Regional Health, Improvement & Refunding Series 2013A:
290	5.000%, 12/01/21	No Opt. Call	Baa2	313,713
9,000	5.000%, 12/01/37	12/23 at 100.00	Baa2	9,136,620

2,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	2,133,000

3,535	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.250%, 12/01/30	12/20 at 100.00	Baa3	3,692,732

	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012:
2,775	5.000%, 12/01/27	12/21 at 100.00	Baa3	2,899,653
2,435	5.000%, 12/01/42	12/21 at 100.00	Baa3	2,465,559

1,500	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/28	5/24 at 100.00	A+	1,666,275

72	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$600	Washington Public Power Supply System, Revenue Refunding Bonds, Nuclear Project 3, Series 1989B, 7.125%, 7/01/16	No Opt. Call	Aa1	$686,574

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
2,000	6.250%, 7/01/24	7/19 at 100.00	BBB	2,236,860
2,000	7.000%, 7/01/39	7/19 at 100.00	BBB	2,242,840

3,000	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.375%, 10/01/29	10/19 at 100.00	Baa1	3,183,330

1,100	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights Project, Refunding 2013, 5.000%, 7/01/28	7/23 at 100.00	A–	1,164,614

2,340	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community Refunding, Series 2012, 5.000%, 1/01/48	No Opt. Call	BBB–	2,224,849

3,335	Washington State, General Obligation Bonds, Tender Option Bond Trust 1121, 13.600%, 7/01/14 – AGM Insured (IF)	No Opt. Call	AA+	4,333,299
56,215	Total Washington			60,987,823

	West Virginia – 0.1%

500	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Financing District, Series 2007A, 5.850%, 6/01/34	6/17 at 100.00	N/R	514,030

1,020	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	A3	1,084,270

1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/28	10/18 at 100.00	N/R	1,024,540
2,520	Total West Virginia			2,622,840

	Wisconsin – 3.7%

2,760	Manitowoc, Wisconsin, Power System Revenue Bonds, Series 2004, 5.000%, 10/01/23 – FGIC Insured	10/14 at 100.00	AA–	2,810,618

5,000	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2011-144A, 6.500%, 2/01/31	2/19 at 102.00	AA–	5,532,500

	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood Classical Preparatory School in Albuquerque, New Mexico, Series 2012A:
1,610	6.000%, 12/01/32	No Opt. Call	N/R	1,523,768
5,000	6.250%, 12/01/42	No Opt. Call	N/R	4,726,950

1,575	Public Finance Authority of Wisconsin, Revenue Bonds, Carolina International School, Series 2013A, 7.000%, 8/01/43	8/23 at 100.00	BB+	1,651,214

	Public Finance Authority, Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc. of North Carolina, Series 2012A:
390	5.500%, 10/01/22	No Opt. Call	N/R	409,812
375	6.000%, 10/01/32	10/22 at 100.00	N/R	380,168

2,000	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured	No Opt. Call	AA–	2,517,260

1,455	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.250%, 4/15/24	4/20 at 100.00	A	1,584,539

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beaver Dam Community Hospitals Inc., Series 2004A, 6.750%, 8/15/34 (Pre-refunded 8/15/14)	8/14 at 100.00	N/R (4)	2,038,480

Nuveen Investments	73

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39	6/20 at 100.00	Baa2	$1,327,190

3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/29	7/14 at 100.00	BBB	3,011,310

13,950	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	14,660,474

1,490	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Howard Young Health Care, Inc., Refunding Series 2012, 5.000%, 8/15/27	8/22 at 100.00	BBB+	1,578,402

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A–	1,040,490

19,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A2	20,045,760

7,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32	8/22 at 100.00	A+	7,535,500

595	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/39	2/19 at 100.00	A+	660,260

5,185	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/43	8/23 at 100.00	A–	5,269,412

2,535	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30	8/16 at 100.00	A–	2,591,683

1,765	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 – AMBAC Insured	7/15 at 100.00	A1	1,833,076
78,910	Total Wisconsin			82,728,866

	Wyoming – 0.7%

2,000	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A1	2,211,940

4,500	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011, 6.350%, 9/15/31	3/21 at 100.00	A3	4,973,310

1,000	Sweetwater County, Wyoming, Pollution Control Revenue Refunding Bonds, Idaho Power Company Project, Series 2006, 5.250%, 7/15/26	8/19 at 100.00	A1	1,089,960

	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
800	5.500%, 12/01/27	12/21 at 100.00	BBB	868,600
2,500	6.000%, 12/01/36	12/21 at 100.00	BBB	2,757,225

3,650	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40	6/21 at 100.00	BBB	4,164,961
14,450	Total Wyoming			16,065,996
$2,145,379	Total Municipal Bonds (cost $2,007,293,631)			2,157,680,926

74	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$133	Las Vegas Monorail Company, Senior Interest Bonds (7), (10)	5.500%	7/15/19	N/R	$23,948

37	Las Vegas Monorail Company, Senior Interest Bonds (7), (10)	3.000%	7/15/55	N/R	4,930
$170	Total Corporate Bonds (cost $10,168)				28,878
	Total Long-Term Investments (cost $2,007,303,799)				2,157,709,804
	Floating Rate Obligations – (0.3)%				(6,525,000)
	Other Assets Less Liabilities – 3.5%				78,426,660
	Net Assets – 100%				$2,229,611,464

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.750% to 2.300%.

(9)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.

(10)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	75

Nuveen Inflation Protected Municipal Bond Fund

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 100.1%

	MUNICIPAL BONDS – 100.1%

	Arizona – 2.7%

$390	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/19	No Opt. Call	BBB+	$440,197

50	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/15 – AGM Insured	No Opt. Call	AA	52,799

1,110	Pima County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, San Juan Project, Series 2009A, 4.950%, 10/01/20	No Opt. Call	Baa1	1,248,617
1,550	Total Arizona			1,741,613

	California – 7.4%

305	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.300%, 10/01/23 – AMBAC Insured	No Opt. Call	BBB+	330,288

60	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008H, 5.125%, 7/01/22	7/15 at 100.00	A	62,848

850	California Municipal Finance Authority, Revenue Bonds, University of San Diego, Refunding Series 2012A, 5.000%, 10/01/31	No Opt. Call	A1	931,541

470	El Camino Community College District, California, General Obligation Bonds, Election of 2002 Series 2012C, 0.000%, 8/01/21	No Opt. Call	Aa1	395,303

545	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2013A, 5.000%, 6/01/21	No Opt. Call	A2	637,154

1,000	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007, 5.000%, 6/01/21	6/17 at 100.00	B	954,840

130	Los Angeles Regional Airports Improvement Corporation, California, Lease Revenue Refunding Bonds, LAXFUEL Corporation at Los Angeles International Airport, Series 2012, 5.000%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	A	149,976

15	Port of Oakland, California, Revenue Refunding Bonds, Series 2011-O, 5.000%, 5/01/21 (Alternative Minimum Tax)	No Opt. Call	A+	17,644

800	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/25	8/22 at 100.00	N/R	885,080

585	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A, 0.000%, 1/15/22 – NPFG Insured	No Opt. Call	AA–	397,238
4,760	Total California			4,761,912

	Colorado – 9.4%

555	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012A, 5.000%, 11/15/22 (Alternative Minimum Tax)	No Opt. Call	A+	649,145

1,000	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, Stapleton Senior Refunding Series 2013A-1, 5.000%, 12/01/23	12/22 at 100.00	A–	1,147,580

1,000	Denver West Metropolitan District, Jefferson County, Colorado, General Obligation Refunding Bonds, Series 2012A, 4.000%, 12/01/20 – AGM Insured	No Opt. Call	AA	1,101,710

525	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	AA–	410,450

76	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/20 – NPFG Insured	No Opt. Call	AA–	$820,840

1,250	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/19	No Opt. Call	N/R	1,361,775

500	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 5.250%, 7/15/24	7/20 at 100.00	Baa3	539,730
5,830	Total Colorado			6,031,230

	Connecticut – 0.3%

185	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series 1999B, 1.550%, 11/15/29 (Mandatory put 2/01/17)	No Opt. Call	AA+	188,371

	District of Columbia – 0.5%

10	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	10,770

260	District of Columbia, Revenue Bonds, Association of American Medical Colleges, Series 2011A, 5.000%, 10/01/24	10/23 at 100.00	A+	297,450
270	Total District of Columbia			308,220

	Florida – 7.2%

215	Florida Hurricane Catastrophe Fund, Financial Corporation Revenue Bonds, Series 2010A, 5.000%, 7/01/15	No Opt. Call	AA	226,905

1,000	Greater Orlando Aviation Authority, Florida, Special Purpose Airport Facilities Revenue Bonds, JetBlue Airways Corporation, Series 2013, 5.000%, 11/15/26 (Alternative Minimum Tax)	5/23 at 100.00	N/R	980,360

500	Jacksonville, Florida, Special Revenue Bonds, Series 20120C, 5.000%, 10/01/22	No Opt. Call	Aa2	594,050

1,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	996,050

450	Miami, Florida, Limited Ad Valorem Tax Bonds, Homeland Defense / Neighborhood Capital Improvement Project, Series 2009, 5.000%, 1/01/19	No Opt. Call	A3	484,956

620	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2012, 5.000%, 7/01/22	No Opt. Call	AA	731,885

500	Saint Lucie County School Board, Florida, Refunding Certificates of Participation, Florida Master Lease Program, Series 2013A, 5.000%, 7/01/24	7/23 at 100.00	Aa3	573,585

30	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A, 5.000%, 9/01/21	No Opt. Call	A+	35,008
4,315	Total Florida			4,622,799

	Georgia – 2.9%

1,000	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	BBB–	1,009,270

978	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2011A-1, 4.600%, 7/01/26	No Opt. Call	N/R	825,762
1,978	Total Georgia			1,835,032

	Illinois – 10.4%

260	Chicago Public Building Commission, Illinois, General Obligation Lease Certificates, Chicago Board of Education, Series 1999B, 5.250%, 12/01/18 – FGIC Insured	No Opt. Call	AA–	294,689

280	Chicago, Illinois, Second Lien Wastewater Transmission Revenue Bonds, Series 2001A, 5.500%, 1/01/30 – NPFG Insured	No Opt. Call	AA–	322,092

Nuveen Investments	77

Nuveen Inflation Protected Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$590	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 12/01/19	No Opt. Call	AA–	$695,952

500	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/21	No Opt. Call	A–	548,695

335	Illinois Finance Authority, Revenue Bonds, Alexian Brothers Health System, Refunding Series 2005B, 5.250%, 1/01/22 – AGM Insured	4/18 at 100.00	A2	366,577

325	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Series 2012A, 5.000%, 3/01/22	No Opt. Call	AA–	376,734

740	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 5.000%, 10/01/22	No Opt. Call	BBB–	785,621

1,000	Illinois Finance Authority, State of Illinois Clean Water Initiative Revolving Fund Revenue Bonds, Series 2013, 5.000%, 1/01/21	No Opt. Call	AAA	1,186,070

690	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/21	No Opt. Call	A–	791,430

40	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A, 0.010%, 6/15/17 – FGIC Insured	No Opt. Call	AA–	38,164

485	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.000%, 6/01/19	No Opt. Call	A	559,588

1,000	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/22 – AGM Insured	No Opt. Call	AA	747,490
6,245	Total Illinois			6,713,102

	Indiana – 2.6%

500	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/24	5/23 at 100.00	A	568,245

490	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Series 2012A, 5.000%, 5/01/22	No Opt. Call	A+	562,025

460	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB	498,185

30	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011A, 5.250%, 10/01/23	10/21 at 100.00	AA	35,349
1,480	Total Indiana			1,663,804

	Iowa – 3.1%

1,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	1,014,550

1,000	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Wartburg College, Series 2005A, 5.000%, 10/01/23	7/14 at 100.00	BB	998,600
2,000	Total Iowa			2,013,150

	Kansas – 3.9%

600	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A, 5.000%, 12/01/19	No Opt. Call	Baa1	664,356

1,025	Wyandotte County/Kansas City Unified Government Board of Utilities, Kansas, Utility System Revenue Bonds, Series 2012B, 5.000%, 9/01/23	No Opt. Call	A+	1,193,090

980	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	676,837
2,605	Total Kansas			2,534,283

78	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky – 2.1%

$60	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 5.500%, 6/01/21	6/20 at 100.00	BBB+	$67,732

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1:
380	5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA	401,960
525	6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA	542,498

175	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Revenue Bonds, Series 2012A, 5.000%, 2/01/27 (4)	2/22 at 100.00	AAA	203,387

130	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/15 – AGM Insured	No Opt. Call	AA	137,723
1,270	Total Kentucky			1,353,300

	Louisiana – 4.8%

200	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Refunding Bonds, LOOP Inc. Project, Series 2007B-1A, 1.375%, 10/01/37 (Mandatory put 10/01/16)	No Opt. Call	A3	202,184

1,000	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/23	No Opt. Call	A	1,164,950

500	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 2012, 5.000%, 12/01/27 – AGM Insured	12/22 at 100.00	AA	551,680

1,015	Regional Transit Authority, Louisiana, Sales Tax Revenue Bonds, Series 2010, 5.000%, 12/01/19 – AGM Insured (4)	No Opt. Call	AA	1,179,704
2,715	Total Louisiana			3,098,518

	Maine – 0.5%

185	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/25	7/23 at 100.00	Baa1	204,913

85	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/23	No Opt. Call	BBB+	96,640
270	Total Maine			301,553

	Massachusetts – 1.0%

80	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health, Series 2011H, 5.000%, 7/01/21	No Opt. Call	BBB+	85,688

530	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/21 – AMBAC Insured	7/14 at 100.00	N/R	530,000
610	Total Massachusetts			615,688

	Michigan – 6.0%

85	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2002A, 6.000%, 5/01/21 – FGIC Insured	No Opt. Call	Aa2	100,286

1,000	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2005, 5.250%, 5/01/26 – AGM Insured	No Opt. Call	AA	1,118,770

75	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1996C-1, 0.000%, 7/01/21	No Opt. Call	BB	47,644

505	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	AA–	487,507

Nuveen Investments	79

Nuveen Inflation Protected Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$500	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	AA–	$499,195

420	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 1997A, 6.000%, 7/01/15 – NPFG Insured	No Opt. Call	AA–	421,323

	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012:
200	5.000%, 10/01/17	No Opt. Call	BBB–	215,432
500	5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA	553,870
190	5.000%, 10/01/20 – AGM Insured	No Opt. Call	AA	210,132

85	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011, 6.000%, 10/01/21	No Opt. Call	BB+	88,713

95	Michigan State, General Obligation Refunding Bonds, Series 2002, 5.500%, 12/01/15	No Opt. Call	Aa2	102,948

10	Wayne Charter County, Michigan, General Obligation Bonds, Capital Improvements Series 2008A, 4.500%, 2/01/27 – AGM Insured	2/18 at 100.00	AA	10,235
3,665	Total Michigan			3,856,055

	Minnesota – 0.5%

335	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA	345,831

	Nevada – 0.6%

365	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/23 – AGM Insured	7/19 at 100.00	AA	414,932

	New Jersey – 3.9%

440	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 4.875%, 9/15/19 (Alternative Minimum Tax)	No Opt. Call	B	447,462

1,000	New Jersey Educational Facilities Authority, Revenue Bonds, Drew University, Series 2003C, 5.250%, 7/01/20 – FGIC Insured	No Opt. Call	Baa1	1,154,760

420	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B, 5.250%, 12/15/15 – AMBAC Insured	No Opt. Call	A1	453,818

175	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16	No Opt. Call	A3	192,262

50	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16 (ETM)	No Opt. Call	A3 (5)	55,127

210	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.500%, 6/01/23	6/17 at 100.00	BB	204,116
2,295	Total New Jersey			2,507,545

	New York – 5.0%

395	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 5.000%, 5/01/18 – NPFG Insured	11/16 at 100.00	AA–	434,137

240	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005C, 5.250%, 11/15/14	No Opt. Call	A+	246,679

370	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher College, Series 2012A, 5.000%, 6/01/25	6/22 at 100.00	Aa3	402,468

500	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.625%, 8/01/25 (Alternative Minimum Tax)	8/16 at 101.00	N/R	549,350

80	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$60	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA–	$69,363

30	Onongada County Trust For Cultural Resources, New York, Revenue Bonds, Syracuse University Project, Series 2011, 5.000%, 12/01/21	No Opt. Call	AA–	35,837

1,250	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Eighth Series 2013, 5.000%, 12/01/22 (Alternative Minimum Tax) (4)	No Opt. Call	AA–	1,476,325
2,845	Total New York			3,214,159

	North Carolina – 2.8%

160	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist University, Series 2012, 5.000%, 3/01/19	No Opt. Call	BBB	182,790

530	North Carolina Medical Care Commission, Health Care Facilities Revenue and Refunding Revenue Bonds, Columbus Regional Healthcare System, Series 2013A, 4.000%, 10/01/18	No Opt. Call	BBB	563,623

100	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed, Series 2009A, 5.625%, 10/01/38 (Pre-refunded 10/01/14) – AGC Insured	10/14 at 100.00	AA (5)	102,303

775	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds, Series 2011, 5.000%, 7/01/21	No Opt. Call	AA	927,582
1,565	Total North Carolina			1,776,298

	North Dakota – 0.7%

400	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 4.000%, 12/01/21	No Opt. Call	A–	420,540

	Ohio – 4.4%

100	Akron, Ohio, Waterworks System Mortgage Revenue Improvement Bonds, Refunding Series 2009, 5.000%, 3/01/17 – AGC Insured	No Opt. Call	A3	111,671

595	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B–	514,241

265	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	312,053

1,000	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 5.000%, 10/01/22	No Opt. Call	A1	1,161,130

635	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	713,892
2,595	Total Ohio			2,812,987

	Pennsylvania – 4.1%

840	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/24	No Opt. Call	BBB	926,209

645	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds, Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	BBB+	722,845

	Pennsylvania Higher Educational Facilities Authority, Philadelphia University Refunding Revenue Bonds, Refunding Series 2013:
565	5.000%, 6/01/20	No Opt. Call	BBB	632,229
170	5.000%, 6/01/21	No Opt. Call	BBB	190,177

145	Pennsylvania, General Obligation Bonds, Refunding 3rd Series 2004, 5.375%, 7/01/16 – NPFG Insured	No Opt. Call	AA	160,683

Nuveen Investments	81

Nuveen Inflation Protected Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$5	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/24 – AGM Insured	9/22 at 100.00	A+	$5,764
2,370	Total Pennsylvania			2,637,907

	Rhode Island – 1.6%

895	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, Providence College, Refunding Series 2012B, 5.000%, 11/01/22	No Opt. Call	A	1,047,598

	South Carolina – 0.6%

500	Connector 2000 Association Inc., South Carolina, Senior Lien Toll Road Revenue Bonds, Series 2011A, 0.000%, 1/01/16	No Opt. Call	N/R	409,950

	Texas – 3.4%

365	Central Texas Regional Mobility Authority, Revenue Bonds, Subordinate Lien Refunding Series 2013, 5.000%, 1/01/23	No Opt. Call	Baa3	389,294

215	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB+	216,720

855	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/23 – NPFG Insured	No Opt. Call	AA–	518,318

230	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/31 – NPFG Insured	11/24 at 66.52	AA–	82,025

500	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013, 4.000%, 12/01/21	No Opt. Call	Baa2	513,360

400	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A–	483,636
2,565	Total Texas			2,203,353

	Utah – 1.7%

25	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc., Series 2012, 5.000%, 5/15/23	5/21 at 100.00	AA+	28,994

935	Utah Transit Authority, Sales Tax Revenue and Refunding Bonds, Series 2012, 5.000%, 6/15/22	No Opt. Call	A1	1,092,183
960	Total Utah			1,121,177

	Virginia – 1.1%

	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B:
185	0.000%, 7/01/25	No Opt. Call	BBB–	108,737
690	0.000%, 7/01/26	No Opt. Call	BBB–	380,563

185	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	194,463
1,060	Total Virginia			683,763

	Washington – 2.7%

1,000	Issaquah School District 411, King County, Washington, General Obligation Bonds, Refunding Series 2012, 5.000%, 12/01/25 (4)	12/22 at 100.00	Aaa	1,185,430

500	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012, 4.000%, 12/01/19	No Opt. Call	Baa3	530,550
1,500	Total Washington			1,715,980

82	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin – 2.2%

$1,015	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian HealthCare, Inc., Series 2013B, 5.000%, 7/01/24	7/23 at 100.00	A–	$1,141,977

205	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.250%, 5/01/20	5/19 at 100.00	AA–	241,832
1,220	Total Wisconsin			1,383,809
$61,218	Total Long-Term Investments (cost $64,683,120)			64,334,459
	Other Assets Less Liabilities – (0.1)% (6)			(53,254)
	Net Assets – 100%			$64,281,205

Investments in Derivatives as of April 30, 2014

Consumer Price Index Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency (7)	Termination Date	Unrealized Appreciation (Depreciation) (6)
Barclays PLC	$4,000,000	Receive	CPURNSA	2.560%	12/31/18	12/28/18	$(155,613)
Barclays PLC	4,500,000	Receive	CPURNSA	2.645	12/30/19	12/28/19	(203,040)
Barclays PLC	5,000,000	Receive	CPURNSA	2.693	2/03/20	2/01/20	(220,592)
Barclays PLC	5,000,000	Receive	CPURNSA	2.600	2/06/18	2/05/18	(178,137)
Barclays PLC	3,500,000	Receive	CPURNSA	2.509	2/11/19	2/08/19	(107,337)
Barclays PLC	8,000,000	Receive	CPURNSA	2.777	2/21/22	2/19/22	(392,114)
Barclays PLC	6,000,000	Receive	CPURNSA	2.773	4/04/23	4/03/23	(273,317)
Barclays PLC	5,500,000	Receive	CPURNSA	2.645	10/01/21	9/30/21	(162,147)
JPMorgan	4,000,000	Receive	CPURNSA	2.600	4/25/23	4/24/23	(123,317)
Morgan Stanley	6,000,000	Receive	CPURNSA	2.714	3/01/21	2/27/21	(258,054)
Morgan Stanley	3,000,000	Receive	CPURNSA	2.650	8/08/24	8/07/24	(71,814)
Morgan Stanley	3,750,000	Receive	CPURNSA	2.440	9/28/17	9/27/17	(73,017)
Morgan Stanley	3,800,000	Receive	CPURNSA	2.595	11/06/18	11/05/18	(103,453)
Morgan Stanley	3,000,000	Receive	CPURNSA	2.468	11/15/16	11/14/16	(52,888)
	$65,050,000						$(2,374,840)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(7)	Fixed Rate Payment is due one business day after contract Termination Date.

(ETM)	Escrowed to maturity.

CPURNSA	US CPI Urban Consumers Non-Seasonally Adjusted.

See accompanying notes to financial statements.

Nuveen Investments	83

Nuveen Intermediate Duration Municipal Bond Fund

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.7%

	MUNICIPAL BONDS – 97.7%

	Alabama – 0.5%

	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:
$3,000	5.250%, 11/15/16	11/15 at 100.00	Baa2	$3,180,030
2,290	5.250%, 11/15/20	11/15 at 100.00	Baa2	2,360,830

	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D:
1,575	5.000%, 11/15/15	No Opt. Call	A3	1,648,584
2,935	5.000%, 11/15/16	11/15 at 100.00	A3	3,057,742

1,130	Huntsville, Alabama, Electric System Revenue Warrants, Refunding Series 2007, 4.000%, 12/01/18 – AGM Insured	12/17 at 100.00	AA+	1,237,712

2,000	Mobile, Alabama, General Obligation Warrants, Improvement and Refunding Series 2008B, 5.000%, 2/15/20	2/18 at 100.00	Aa2	2,267,900

1,645	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A, 5.000%, 12/01/14 (ETM)	No Opt. Call	Aaa	1,691,883

	University of Alabama, Birmingham, Hospital Revenue Bonds, Birmingham Hospital, Series 2008A:
1,500	5.000%, 9/01/18	No Opt. Call	A+	1,718,835
4,000	5.750%, 9/01/22	9/18 at 100.00	A+	4,490,080
20,075	Total Alabama			21,653,596

	Alaska – 0.2%

3,000	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011, 5.000%, 4/01/21	4/20 at 100.00	A1	3,410,310

400	Aleutians East Borough Project, Alaska, Revenue Bonds, Series 2006, 4.375%, 6/01/15 – ACA Insured	No Opt. Call	N/R	399,484

6,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/14 at 100.00	B2	4,808,100
9,400	Total Alaska			8,617,894

	Arizona – 3.5%

4,120	Arizona Board of Regents, Certificates of Participation, University of Arizona Projects, Refunding Series 2007B, 4.500%, 6/01/18 – AMBAC Insured	6/17 at 100.00	AA–	4,510,288

	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A:
1,220	5.000%, 2/01/20	No Opt. Call	BBB+	1,383,236
6,255	5.000%, 2/01/27	2/22 at 100.00	BBB+	6,662,638

	Arizona Sports and Tourism Authority, Senior Revenue Refunding Bonds, Multipurpose Stadium Facility Project, Series 2012A:
10,270	5.000%, 7/01/25	7/22 at 100.00	A1	11,487,611
16,235	5.000%, 7/01/26	7/22 at 100.00	A1	18,012,733
16,760	5.000%, 7/01/27	7/22 at 100.00	A1	18,475,889

150	Arizona State Game and Fish Department and Commission, Beneficial Interest Certificates in Lease Purchase Agreement, AGF Administration Building Project, Series 2006, 4.500%, 7/01/15	No Opt. Call	A3	156,563

84	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$1,995	Arizona State, Certificates of Participation, Series 2008A, 4.000%, 9/01/17 – AGM Insured	No Opt. Call	AA	$2,163,757

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
30	5.000%, 7/01/17 – AGM Insured	No Opt. Call	AA	33,809
40	5.000%, 7/01/18 – AGM Insured	No Opt. Call	AA	45,926
5,120	5.000%, 7/01/19 – AGM Insured	No Opt. Call	AA	5,954,048
5,015	5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	5,854,010
6,130	5.000%, 7/01/21 – AGM Insured	1/20 at 100.00	AA	7,029,578
7,500	5.000%, 7/01/22 – AGM Insured	1/20 at 100.00	AA	8,536,350

	Gila County Unified School District 10 Payson, Arizona, General Obligation Bonds, Project of 2006, Series 2007A:
1,000	5.000%, 7/01/16 – AMBAC Insured	No Opt. Call	Aa3	1,089,350
1,050	5.000%, 7/01/17 – AMBAC Insured	No Opt. Call	Aa3	1,173,533

6,000	Gilbert, Arizona, Public Facilities Municipal Property Corporation, Revenue Bonds, Series 2009, 5.500%, 7/01/27	7/19 at 100.00	AA	6,887,580

2,810	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.250%, 12/01/20	12/15 at 100.00	A–	2,920,377

2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/26	5/22 at 100.00	A–	2,180,200

1,355	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/21	5/20 at 100.00	A+	1,511,543

565	Maricopa County Unified School District 48, Scottsdale, Arizona, General Obligation Bonds, Series 2006B, 4.750%, 7/01/18 – AGM Insured	7/16 at 100.00	Aa1	610,285

	Maricopa County Unified School District 48, Scottsdale, Arizona, General Obligation Bonds, Series 2006B:
295	4.750%, 7/01/18 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	Aa1 (4)	323,060
290	4.750%, 7/01/18 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	Aa1 (4)	317,585

3,670	Mesa, Arizona, Excise Tax Revenue Bonds, Series 2013, 5.000%, 7/01/27	7/17 at 100.00	AA+	4,064,342

	Northern Arizona University, System Revenue Bonds, Refunding Series 2014:
850	5.000%, 6/01/21 (WI/DD, Settling 5/08/14)	No Opt. Call	A+	1,001,360
375	5.000%, 6/01/22 (WI/DD, Settling 5/08/14)	No Opt. Call	A+	442,725
500	5.000%, 6/01/23 (WI/DD, Settling 5/08/14)	No Opt. Call	A+	590,380

	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A:
2,000	5.000%, 7/01/22	7/20 at 100.00	A+	2,310,160
10,370	5.000%, 7/01/40	7/20 at 100.00	A+	10,801,911

2,650	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	Baa1	2,572,885

1,200	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Refunding Series 2008, 5.750%, 9/01/29	1/15 at 100.00	Baa1	1,223,592

	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C:
1,000	4.375%, 7/01/18 – FGIC Insured	7/17 at 100.00	Aa2	1,093,040
1,000	4.500%, 7/01/19 – FGIC Insured	7/17 at 100.00	Aa2	1,085,210

2,670	Pima County, Arizona, Sewer Revenue Bonds, Series 2010, 5.000%, 7/01/24 – AGM Insured	7/20 at 100.00	AA	3,051,009

625	Regional Public Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Maricopa County Public Transportation Fund Series 2014, 5.250%, 7/01/23	No Opt. Call	AA+	771,694

Nuveen Investments	85

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$3,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2009A, 5.000%, 1/01/25	No Opt. Call	Aa1	$3,411,450

3,925	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 3284, 13.693%, 6/01/19 (IF)	No Opt. Call	Aa1	6,087,714

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.000%, 9/01/20	9/18 at 100.00	A2	1,090,620

1,350	Sedona-Oak Creek Joint Unified School District 9, Coconino and Yavapi Counties, Arizona, General Obligation Bonds, School Improvement Project 2007, Series 2009B., 5.375%, 7/01/28	7/19 at 100.00	Aa2	1,478,372
132,390	Total Arizona			148,396,413

	Arkansas – 0.8%

1,000	Arkansas State University, Student Fee Revenue Bonds, Jonesboro Campus, Series 2013, 5.000%, 12/01/33	12/23 at 100.00	A1	1,092,680

1,490	Conway, Arkansas, Restaurant Gross Receipts Tax Revenue Bonds, Series 2007, 5.000%, 12/01/22 – AGM Insured	12/15 at 100.00	AA	1,590,694

	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006A:
6,730	5.000%, 11/01/17 – AGM Insured	11/16 at 100.00	AA	7,415,652
6,740	4.500%, 11/01/19 – AGM Insured	11/16 at 100.00	AA	7,218,944

	Fort Smith, Arkansas, Water and Sewer Revenue Bonds, Series 2007:
1,235	5.000%, 10/01/19 – FGIC Insured	10/17 at 100.00	AA–	1,373,493
1,000	5.000%, 10/01/21 – FGIC Insured	10/17 at 100.00	AA–	1,124,250

4,495	Independence County, Arkansas, Pollution Control Revenue Bonds, Arkansas Power and Light Company Project, Series 2013, 2.375%, 1/01/21	No Opt. Call	A–	4,501,832

	Magnolia, Arkansas, Sales and Use Tax Revenue Bonds, Series 2007:
575	5.000%, 8/01/21 – CIFG Insured	8/17 at 100.00	N/R	616,670
1,130	5.000%, 8/01/22 – CIFG Insured	8/17 at 100.00	N/R	1,207,394
1,185	5.000%, 8/01/23 – CIFG Insured	8/17 at 100.00	N/R	1,260,650
1,245	5.000%, 8/01/24 – CIFG Insured	8/17 at 100.00	N/R	1,316,214

1,000	North Little Rock Health Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 1996B, 5.750%, 12/01/21	12/18 at 100.00	A+	1,117,850

1,000	University of Arkansas, Fayetteville, Various Facilities Revenue Bonds, Series 2005B, 4.500%, 11/01/16 – FGIC Insured	11/15 at 100.00	Aa2	1,058,950

	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B:
1,000	5.000%, 2/01/17	2/15 at 100.00	Baa1	1,025,160
1,165	5.000%, 2/01/18	2/15 at 100.00	Baa1	1,191,562
30,990	Total Arkansas			33,111,995

	California – 6.7%

1,215	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Revenue Bonds, Elder Care Alliance of Union City, Series 2004, 5.000%, 8/15/17	8/14 at 100.00	A	1,227,745

1,525	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, Children’s Hospital & Research Center at Oakland, Refunding Series 2007A, 4.500%, 12/01/18	12/17 at 100.00	A–	1,656,897

1,565	ABC Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2003A, 4.900%, 2/01/20 – NPFG Insured	No Opt. Call	AA–	1,800,235

86	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,005	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/14 – AMBAC Insured	No Opt. Call	BBB+	$2,000,248

	Alameda Corridor Transportation Authority, California, Senior Lien Revenue Refunding Bonds, Series 2013A:
2,185	5.000%, 10/01/22	No Opt. Call	A	2,590,536
1,860	5.000%, 10/01/23	No Opt. Call	A	2,201,775
5,000	5.000%, 10/01/24	10/23 at 100.00	A	5,831,850

920	Apple Valley Redevelopment Agency, California, Tax Allocation Bonds, Project Area 2 Series 2007, 4.500%, 6/01/18 – AMBAC Insured	6/17 at 100.00	BBB+	987,390

1,085	California Department of Water Resources, Power Supply Revenue Bonds, Refunding Series 2008H, 5.000%, 5/01/22 – AGM Insured	5/18 at 100.00	AA	1,257,569

7,640	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010L, 5.000%, 5/01/17	No Opt. Call	Aa2	8,646,723

1,000	California Educational Facilities Authority, Revenue Bonds, Lutheran University, Series 2004C, 5.000%, 10/01/24	10/14 at 100.00	Baa1	1,005,130

7,250	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2007A, 4.500%, 10/01/33	10/17 at 100.00	Aa1	7,601,698

500	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2009C, 5.125%, 3/01/20	3/19 at 100.00	A	570,025

4,440	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008H, 5.125%, 7/01/22	7/15 at 100.00	A	4,650,767

3,160	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital of Orange County, Series 2009A, 5.750%, 11/01/18	No Opt. Call	A	3,656,626

1,210	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2008B, 1.450%, 8/15/33 (Mandatory put 3/15/17)	No Opt. Call	AA	1,233,777

1,440	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012C, 1.450%, 8/15/23 (Mandatory put 3/15/17)	No Opt. Call	AA	1,468,296

7,510	California Health Facilities Financing Authority, Revenue Bonds, Lucille Salter Packard Children’s Hospital, Series 2014A, 4.000%, 8/15/34 (WI/DD, Settling 5/08/14)	8/24 at 100.00	AA	7,488,897

2,245	California State Public Works Board, Lease Revenue Bonds, California State University Monterey Bay Campus Library Project, Series 2009D, 6.000%, 4/01/25	4/19 at 100.00	Aa3	2,646,922

1,400	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2010B-1, 5.375%, 3/01/25	3/20 at 100.00	Aa3	1,595,398

8,075	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2003C, 5.500%, 6/01/14	5/14 at 100.00	A2	8,111,338

5,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.250%, 10/01/24	10/19 at 100.00	A2	5,696,800

	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
2,000	5.000%, 7/01/20	7/19 at 100.00	AA	2,375,960
6,000	5.250%, 7/01/21	7/19 at 100.00	AA	7,172,940

5,965	California State, Economic Recovery Revenue Bonds, Series 2004A, 5.250%, 7/01/14	No Opt. Call	AA	6,016,955

1,825	California State, Economic Recovery Revenue Bonds, Series 2004A, 5.250%, 7/01/14 (ETM)	No Opt. Call	Aaa	1,840,878

	California State, General Obligation Bonds, Series 2007:
505	5.000%, 8/01/19	2/17 at 100.00	A1	565,489
1,000	5.000%, 12/01/23	12/17 at 100.00	A1	1,138,080

Nuveen Investments	87

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$15	California State, General Obligation Bonds, Various Purpose Series 2001, 5.000%, 11/01/18	7/14 at 100.00	A1	$15,059

700	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/30	3/15 at 100.00	A	706,580

1,000	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Henry Mayo Newhall Memorial Hospital, Series 2007B, 5.200%, 10/01/37 (Pre-refunded 10/01/18) – AMBAC Insured	10/18 at 100.00	A (4)	1,179,200

1,200	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.000%, 7/01/22	7/15 at 100.00	B–	1,143,768

10,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2007C, 5.000%, 8/15/38 – AMBAC Insured	8/17 at 100.00	AA–	10,272,300

1,120	Contra Costa County Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2003A, 5.500%, 8/01/23 – RAAI Insured	7/14 at 100.00	BBB+	1,120,739

	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Capital Appreciation Series 2011A:
7,475	0.000%, 11/01/26	11/21 at 66.91	BBB–	3,477,445
4,095	0.000%, 11/01/28	11/21 at 56.33	BBB–	1,580,834

	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012:
1,685	5.000%, 1/01/22	No Opt. Call	BBB–	1,820,676
1,530	5.000%, 1/01/23	No Opt. Call	BBB–	1,660,922
1,635	5.000%, 1/01/24	No Opt. Call	BBB–	1,762,399
1,325	5.000%, 1/01/25	No Opt. Call	BBB–	1,422,202

	Desert Sands Unified School District, Riverside County, California, General Obligation Bonds, Election 2001, Series 2008:
500	5.250%, 8/01/23	8/18 at 100.00	Aa2	574,565
2,025	5.000%, 8/01/24	8/18 at 100.00	Aa2	2,293,758

2,100	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 4.550%, 6/01/22 – AGM Insured	6/18 at 100.00	AA	2,191,770

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
7,770	5.000%, 6/01/17	No Opt. Call	A1	8,532,703
11,980	4.500%, 6/01/27	6/17 at 100.00	B	10,517,841

1,300	Grant Joint Union High School District, Sacramento County, California, General Obligation Bonds, Capital Appreciation Election 2006 Series 2008, 0.000%, 8/01/26 – AGM Insured	No Opt. Call	A1	762,606

6,425	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 90-2, Series 2007A, 4.500%, 10/01/24 – AGM Insured	10/17 at 100.00	AA	6,663,239

2,015	Las Virgenes Unified School District, Los Angeles County, California, General Obligation Bonds, 2006 Election, Series 2009B, 0.000%, 8/01/27	No Opt. Call	Aa2	1,128,521

3,105	Long Beach Financing Authority, California, Revenue Bonds, Series 1992, 6.000%, 11/01/17 – AMBAC Insured	No Opt. Call	N/R	3,274,533

	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2013B:
490	5.000%, 7/01/19	No Opt. Call	AA	583,458
1,750	5.000%, 7/01/20	No Opt. Call	AA	2,108,488

405	Los Angeles, California, Wastewater System Revenue Bonds, Subordinate Lien, Refunding Series 2013A, 5.000%, 6/01/34 (Pre-refunded 6/01/15)	6/15 at 100.00	Aa2 (4)	426,420

88	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,140	Los Angeles, California, Wastewater System Revenue Bonds, Subordinate Lien, Refunding Series 2013A, 5.000%, 6/01/34	No Opt. Call	AA+	$1,189,921

	Moulton Niguel Water District, California, Certificates of Participation, Refunding Series 2003:
2,220	5.000%, 9/01/21 – AMBAC Insured	9/16 at 100.00	AAA	2,394,647
2,145	5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	AAA	2,313,747
2,000	5.000%, 9/01/23 – AMBAC Insured	9/16 at 100.00	AAA	2,157,340

1,475	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28	2/28 at 100.00	AA	1,094,716

10,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 6.125%, 11/01/29	No Opt. Call	A	12,293,400

10,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.125%, 11/01/29	No Opt. Call	A	12,293,400

1,000	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2010, 6.000%, 12/01/21	12/20 at 100.00	BB+	1,115,370

6,000	Oakland State Building Authority, California, Lease Revenue Bonds, Elihu M. Harris State Office Building, Series 1998A, 5.000%, 4/01/23 – AMBAC Insured	10/14 at 100.00	A2	6,006,060

8,000	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/40	8/30 at 100.00	A+	6,337,200

	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A:
1,815	0.000%, 8/01/21 – AGC Insured	No Opt. Call	AA	1,476,049
2,095	0.000%, 8/01/22 – AGC Insured	No Opt. Call	AA	1,602,780
4,085	0.000%, 8/01/23 – AGC Insured	No Opt. Call	AA	2,944,877

7,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2011, 0.000%, 10/01/25 – AGM Insured	10/21 at 100.00	AA	6,956,180

	Port of Oakland, California, Revenue Refunding Bonds, Inter Lien, Series 2007B:
2,530	5.000%, 11/01/18 – NPFG Insured	11/17 at 100.00	AA–	2,847,186
1,120	5.000%, 11/01/19 – NPFG Insured	11/17 at 100.00	AA–	1,250,222

5,350	Poway Unified School District, San Diego County, California, School Facilities Improvement District 2007-1 General Obligation Bonds, Series 2011A, 0.000%, 8/01/34	No Opt. Call	Aa2	2,059,322

	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B:
2,115	0.000%, 10/01/34	No Opt. Call	A–	679,317
2,000	0.000%, 10/01/36	No Opt. Call	A–	567,280

5,000	Sacramento County, California, Airport System Revenue Bonds, Senior Lien Series 20010, 5.000%, 7/01/40	7/20 at 100.00	A	5,280,500

1,000	San Bernardino Community College District, California, General Obligation Bonds, Series 2008A, 6.500%, 8/01/27 (Pre-refunded 8/01/18)	8/18 at 100.00	Aa2 (4)	1,231,220

575	San Bernardino County Redevelopment Agency, California, Tax Allocation Refunding Bonds, San Sevaine Project, Series 2005A, 5.000%, 9/01/16 – RAAI Insured	9/15 at 100.00	BBB	595,821

2,770	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB	2,896,644

1,000	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/17 – FGIC Insured	No Opt. Call	AA+	970,910

4,505	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 – NPFG Insured	No Opt. Call	AA–	5,339,416

Nuveen Investments	89

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,000	Santa Ana Unified School District, Orange County, California, General Obligation Bonds, Series 2008A, 5.250%, 8/01/28	8/18 at 100.00	AA–	$1,149,650

2,000	Santa Monica Community College District, Los Angeles County, California, General Obligation Bonds, Series 2005C, 0.000%, 8/01/16 (Pre-refunded 8/01/15) – NPFG Insured	8/15 at 95.72	AA (4)	1,908,780

	Santa Paula Utility Authority, California, Water Enterprise Revenue Bonds, Series 2010:
2,510	5.000%, 2/01/28	2/20 at 100.00	A+	2,725,634
2,630	5.000%, 2/01/29	2/20 at 100.00	A+	2,848,763
2,765	5.000%, 2/01/30	2/20 at 100.00	A+	2,984,513

	South Bayside Waste Management Authority, California, Solid Waste Enterprise Revenue Bonds, Shoreway Environmental Center, Series 2009A:
2,500	5.250%, 9/01/24	9/19 at 100.00	A–	2,688,225
1,200	6.250%, 9/01/29	9/19 at 100.00	A–	1,344,720

	Tulare Local Health Care District, California, General Obligation Bonds, Series 2009B-1:
1,180	6.000%, 8/01/22	8/19 at 100.00	Baa1	1,356,563
1,410	6.125%, 8/01/23	8/19 at 100.00	Baa1	1,613,491
1,585	6.250%, 8/01/24	8/19 at 100.00	Baa1	1,812,400
1,265	6.375%, 8/01/25	8/19 at 100.00	Baa1	1,449,032
500	6.500%, 8/01/26	8/19 at 100.00	Baa1	573,095

2,580	University of California, General Revenue Bonds, Series 2013AI, 5.000%, 5/15/38	5/23 at 100.00	AA	2,840,915

5,050	University of California, General Revenue Bonds, Series 2013AK, 5.000%, 5/15/48 (Mandatory put 5/15/23)	No Opt. Call	AA	6,125,549

1,100	Upland Community Redevelopment Agency, California, Tax Allocation Refunding Bonds, A Merged Project, Series 2006, 4.250%, 9/01/26 – AMBAC Insured	9/16 at 100.00	A	1,093,499

2,030	Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	1,473,333

3,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured	8/26 at 100.00	AA	2,525,280

2,500	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2008B, 6.000%, 8/01/25	No Opt. Call	Aa3	3,109,400

995	Whittier Public Financing Authority, California, Tax Allocation Revenue Bonds, Whittier Redevelopment Agency, Series 2007A, 5.000%, 11/01/21 – AMBAC Insured	11/17 at 100.00	A–	1,062,511
281,910	Total California			282,835,848

	Colorado – 3.0%

1,125	Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2008, 5.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (4)	1,346,873

5,050	Adams County, Colorado, Pollution Control Refunding Revenue Bonds, Public Service Company of Colorado Projects, Senior Lien Series 2005A, 4.375%, 9/01/17 – NPFG Insured	9/15 at 100.00	AA–	5,298,056

175	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Cheyenne Mountain Charter Academy, Series 2007A, 4.750%, 6/15/22	6/17 at 100.00	A	179,562

1,000	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003B, 6.000%, 5/15/26 – AGM Insured	5/19 at 100.00	AA	1,133,830

16,830	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 5.000%, 9/01/26	9/16 at 100.00	A+	18,097,636

90	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-7, 4.350%, 9/01/20 – AGM Insured	5/18 at 100.00	AA	$787,408

1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 5.125%, 10/01/17	No Opt. Call	A+	1,708,560

620	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Communities Project, Series 2006A, 5.250%, 1/01/15	No Opt. Call	N/R	624,724

310	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.500%, 6/01/33	6/23 at 100.00	A–	336,025

1,400	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-term Care National Obligated Group Project, Series 2010A, 5.250%, 11/15/20	No Opt. Call	BBB	1,525,972

6,725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.000%, 9/15/22	9/17 at 100.00	BBB+	6,994,000

10,000	Colorado Health Facilities Authority, Retirement Facilities Revenue Bonds, Liberty Heights, Series 1990B, 0.000%, 7/15/20 (ETM)	No Opt. Call	AA+ (4)	8,970,600

500	Colorado Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2005, 5.000%, 12/01/16	12/15 at 100.00	BBB+	523,585

	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006:
1,000	5.000%, 6/01/16	No Opt. Call	A–	1,079,990
1,000	5.250%, 6/01/18	6/16 at 100.00	A–	1,064,790

1,250	Colorado Health Facilities Authority, Revenue Bonds, Longmont United Hospital, Series 2007B, 4.250%, 12/01/15 – RAAI Insured	No Opt. Call	Baa2	1,288,775

640	Colorado Health Facilities Authority, Revenue Bonds, Parkview Medical Center, Series 2004, 5.000%, 9/01/16	7/14 at 100.00	A3	642,061

1,500	Colorado State Higher Education Capital Construction Lease Purchase Financing Program Certificates of Participation, Series 2008, 5.250%, 11/01/23	11/18 at 100.00	Aa2	1,730,355

1,500	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010, 5.500%, 9/01/25	3/20 at 100.00	BBB–	1,543,425

6,050	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/16 at 100.00	AA–	6,701,222

4,025	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2006A, 5.000%, 11/15/19 (Pre-refunded 11/15/16) – FGIC Insured	11/16 at 100.00	AA– (4)	4,489,767

11,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	A+	12,017,830

	Denver School District 1, Colorado, General Obligation Bonds, Series 2012B:
6,600	4.000%, 12/01/21	No Opt. Call	AA+	7,465,920
6,445	4.000%, 12/01/22	No Opt. Call	AA+	7,277,565

5,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007B-1, 5.500%, 9/01/24 – NPFG Insured	9/15 at 100.00	AA–	5,251,500

10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	AA–	2,934,800

1,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004C, 5.000%, 9/01/17 – NPFG Insured	No Opt. Call	AA–	1,663,770

Nuveen Investments	91

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	El Paso County School District 20, Academy, Colorado, General Obligation Bonds, Refunding Series 2010:
$1,520	5.000%, 12/15/20	No Opt. Call	Aa2	$1,814,789
2,215	5.000%, 12/15/21	No Opt. Call	Aa2	2,660,835
1,530	5.000%, 12/15/22	12/21 at 100.00	Aa2	1,812,958

255	High Plains Metropolitan District, Colorado, General Obligation Bonds, Series 2005B, 4.375%, 12/01/15	No Opt. Call	BBB–	261,964

2,170	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 5.700%, 12/01/17	7/14 at 100.00	BBB–	2,221,038

1,000	North Range Metropolitan District 1, Adams County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 4.300%, 12/15/19 – ACA Insured	12/16 at 100.00	N/R	994,190

2,250	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001C, 5.250%, 6/15/15 – AMBAC Insured (ETM)	No Opt. Call	N/R (4)	2,376,473

725	Platte River Power Authority, Colorado, Power Revenue Bonds, Refunding Series 2007GG, 4.500%, 6/01/17 – AGM Insured	No Opt. Call	AA	808,999

	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013:
1,335	5.000%, 12/01/19	No Opt. Call	N/R	1,454,376
500	5.000%, 12/01/20	No Opt. Call	N/R	539,495

1,000	Pueblo County School District 60, Pueblo, Colorado, General Obligation Bonds, Refunding Series 2009, 5.000%, 12/15/22	No Opt. Call	Aa2	1,206,850

1,325	Rangeview Library District, Adams County, Colorado, Certificates of Participation, Rangeview Library Projects, Series 2008, 4.500%, 12/15/20 – AGC Insured	12/18 at 100.00	AA	1,450,067

975	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	1,040,325

	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2010A:
2,190	4.250%, 12/01/23	12/20 at 100.00	A	2,342,402
2,030	4.000%, 12/01/24	12/20 at 100.00	A	2,113,941

1,000	Walker Field Public Airport Authority, Colorado, Airport Revenue Bonds, Series 2007, 5.000%, 12/01/22	12/17 at 100.00	Baa2	1,094,400

1,240	Westminster, Colorado, Special Purpose Sales and Use Tax Revenue Bonds, Series 2007D, 5.000%, 12/01/23 – AGM Insured	12/17 at 100.00	AA	1,403,258
126,730	Total Colorado			128,274,961

	Connecticut – 0.1%

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Griffin Hospital, Series 2005B, 5.000%, 7/01/14 – RAAI Insured	No Opt. Call	N/R	1,006,500

3,470	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	7/14 at 100.00	A–	3,475,205
4,470	Total Connecticut			4,481,705

	Delaware – 0.1%

	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013:
1,000	4.000%, 7/01/22	No Opt. Call	BBB–	972,080
3,995	5.000%, 7/01/28	7/23 at 100.00	BBB–	3,966,675
4,995	Total Delaware			4,938,755

92	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	District of Columbia – 0.8%

$3,880	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/30	10/22 at 100.00	BBB–	$3,696,010

	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001:
3,750	5.875%, 5/15/14	No Opt. Call	Aaa	3,756,938
4,130	6.250%, 5/15/24	5/14 at 100.00	A1	4,129,628
2,980	6.500%, 5/15/33	No Opt. Call	Baa1	3,209,490

10,165	District of Columbia Water and Sewerage Authority, Public Utility Revenue Bonds, Series 1998, 5.500%, 10/01/18 – AGM Insured	No Opt. Call	AA+	12,062,297

	District of Columbia, Hospital Revenue Bonds, Sibley Memorial Hospital, Series 2009:
420	6.500%, 10/01/20	10/19 at 100.00	AA–	499,598
1,715	6.500%, 10/01/23	10/19 at 100.00	AA–	1,976,057
825	6.500%, 10/01/24	10/19 at 100.00	AA–	943,775

3,665	District of Columbia, Revenue Bonds, The Catholic University of America, Series 2010, 5.000%, 10/01/23	10/18 at 100.00	A	4,154,168
31,530	Total District of Columbia			34,427,961

	Florida – 6.0%

	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1:
1,500	6.000%, 6/01/16	No Opt. Call	A+	1,666,215
2,025	5.500%, 6/01/17	No Opt. Call	A+	2,302,769

	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1:
150	5.000%, 6/01/15	No Opt. Call	A+	157,725
3,250	5.000%, 6/01/18	No Opt. Call	A+	3,691,090
275	5.000%, 6/01/19	No Opt. Call	A+	316,811

	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1:
140	5.250%, 6/01/17	No Opt. Call	A+	158,143
175	4.250%, 6/01/17	No Opt. Call	A+	192,371
530	4.000%, 6/01/17 – AGM Insured	No Opt. Call	AA	579,778

1,055	Citrus County Hospital Board, Florida, Revenue Bonds, Citrus Memorial Hospital, Refunding Series 2002, 6.250%, 8/15/23	7/14 at 100.00	Caa3	1,054,895

2,205	Clay County School Board, Florida, Certificates of Participation, Refunding Series 2005B, 5.000%, 7/01/18 – NPFG Insured	7/15 at 100.00	A1	2,281,668

1,860	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University, Series 2013, 6.000%, 11/01/33	11/23 at 100.00	BBB–	1,925,323

810	Escambia County, Florida, Pollution Control Revenue Bonds, Gulf Power Company, Refunding Series 1997, 2.100%, 7/01/22	No Opt. Call	A	814,965

	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A:
12,740	5.000%, 3/01/15 – NPFG Insured	No Opt. Call	AA–	13,247,562
32,990	5.000%, 3/01/17 – NPFG Insured	No Opt. Call	AA–	36,817,170

	Florida Citizens Property Insurance Corporation, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1:
85	5.000%, 6/01/16	No Opt. Call	A+	92,679
85	5.000%, 6/01/18	No Opt. Call	A+	96,536

Nuveen Investments	93

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$480	5.000%, 6/01/19	No Opt. Call	A+	$552,979
4,545	5.000%, 6/01/20	No Opt. Call	A+	5,230,977

3,275	Florida Governmental Utility Authority, Utility Revenue Bonds, Lake Aqua Utility System, Series 2013A, 4.250%, 10/01/33	10/22 at 100.00	A–	3,193,223

2,700	Florida Governmental Utility Authority, Utility Revenue Bonds, Pasco Aqua Utility System, Series 2013A, 4.250%, 10/01/33	10/22 at 100.00	Baa1	2,604,096

1,500	Florida State Department of Children and Families, Certificates of Participation, South Florida Evaluation Treatment Project, Series 2005, 5.000%, 10/01/25	10/15 at 100.00	AA+	1,584,285

2,385	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	BBB+	2,434,799

2,000	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2008A, 6.500%, 11/15/38 (Mandatory put 11/17/15)	No Opt. Call	AA	2,189,940

	Jacksonville, Florida, Capital Improvement Refunding Revenue Bonds, Series 2012:
2,240	5.000%, 10/01/20	No Opt. Call	AA	2,630,365
2,385	5.000%, 10/01/21	No Opt. Call	AA	2,814,324
4,605	5.000%, 10/01/27	No Opt. Call	AA	5,219,721

	Jacksonville, Florida, Special Revenue Bonds, Refunding Series 2013C:
4,275	5.250%, 10/01/27	10/23 at 100.00	Aa2	4,960,112
5,575	5.250%, 10/01/28	10/23 at 100.00	Aa2	6,426,916
5,780	5.250%, 10/01/29	10/23 at 100.00	Aa2	6,623,013
8,085	5.250%, 10/01/30	10/23 at 100.00	Aa2	9,215,283

	Jacksonville, Florida, Special Revenue Bonds, Series 20120C:
2,000	5.000%, 10/01/23	No Opt. Call	Aa2	2,376,180
2,020	5.000%, 10/01/24	No Opt. Call	Aa2	2,349,159

2,520	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2008A, 5.150%, 4/01/23	4/16 at 100.00	A–	2,705,144

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2012A:
925	5.000%, 10/01/20 (Alternative Minimum Tax)	No Opt. Call	A	1,064,592
3,000	5.000%, 10/01/21 (Alternative Minimum Tax)	No Opt. Call	A	3,453,990
5,000	5.000%, 10/01/22 (Alternative Minimum Tax)	No Opt. Call	A	5,743,050

6,290	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/41	10/20 at 100.00	A	6,611,922

5,000	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005B, 5.000%, 6/01/25 – NPFG Insured	6/15 at 100.00	AA–	5,179,350

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E:
1,575	4.000%, 4/01/16	No Opt. Call	AA–	1,674,068
1,975	5.000%, 4/01/21	4/20 at 100.00	AA–	2,249,782
5,015	5.250%, 4/01/30	4/20 at 100.00	AA–	5,437,163

5,000	Miami-Dade County, Florida, Subordinate Special Obligation Refunding Bonds Series 2012B, 5.000%, 10/01/35	10/22 at 100.00	A+	5,261,100

5,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%, 10/01/29 – AGM Insured	10/20 at 100.00	AA	5,429,250

2,100	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008, 5.500%, 10/01/28	10/18 at 100.00	A–	2,232,489

94	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$3,400	Orange County School Board, Florida, Certificates of Participation, Series 2005B, 5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	Aa2	$3,579,928

2,000	Orlando Utilities Commission, Florida, Utility System Revenue Bonds, Refunding Series 2012A, 5.000%, 10/01/25	No Opt. Call	AA	2,450,500

3,015	Orlando-Orange County Expressway Authority, Florida, Expressway Revenue Bonds, Series 2012, 5.000%, 7/01/20	No Opt. Call	A	3,536,535

10,000	Palm Beach County Solid Waste Authority, Florida, Refunding Revenue Bonds, Series 2011, 5.000%, 10/01/25	10/21 at 100.00	AA+	11,262,800

10,300	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2006A, 5.000%, 9/01/26 – NPFG Insured	9/16 at 100.00	A1	11,142,437

23,065	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/27	8/17 at 100.00	AA	25,425,703

6,020	Tampa Sports Authority, Hillsborough County, Florida, Local Option Sales Tax Payments Revenue Bonds, Stadium Project, Series 2005, 5.000%, 1/01/20 – AGM Insured	1/15 at 100.00	AA+	6,208,847

	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
570	5.000%, 9/01/22	No Opt. Call	A+	666,552
1,900	5.000%, 9/01/23	9/22 at 100.00	A+	2,185,646
1,220	3.125%, 9/01/24	9/22 at 100.00	A+	1,206,824
1,260	5.000%, 9/01/25	9/22 at 100.00	A+	1,422,275
1,500	5.000%, 9/01/27	9/22 at 100.00	A+	1,668,840
1,900	5.000%, 9/01/28	No Opt. Call	A+	2,100,811
5,500	4.000%, 9/01/33	No Opt. Call	A+	5,380,045

350	Vero Beach, Florida, Electric Refunding Revenue Bonds, Series 2003A, 4.000%, 12/01/19 – AGM Insured	12/18 at 100.00	A1	380,968
229,125	Total Florida			251,461,683

	Georgia – 1.6%

	Atlanta, Georgia, Airport General Revenue Bonds, Series 2012B:
2,010	5.000%, 1/01/23	No Opt. Call	Aa3	2,353,308
1,500	5.000%, 1/01/28	No Opt. Call	Aa3	1,686,075

	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Refunding Subordinate Lien Series 2014A:
11,000	5.000%, 1/01/27	1/24 at 100.00	A+	12,689,490
4,250	5.000%, 1/01/29	1/24 at 100.00	A+	4,819,288
6,750	5.000%, 1/01/30	1/24 at 100.00	A+	7,612,583

2,000	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Series 2007, 4.375%, 12/01/18 – AGC Insured	12/17 at 100.00	AA	2,166,180

2,165	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A, 7.500%, 1/01/31	1/19 at 100.00	A2	2,548,703

	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Refunding and Improvement Revenue Bonds, Memorial Health University Medical Center Inc., Series 2012A:
2,000	5.000%, 1/01/18	No Opt. Call	AA	2,280,120
3,325	5.000%, 1/01/23	1/22 at 100.00	AA	3,793,326
5,560	5.000%, 1/01/24	1/22 at 100.00	AA	6,265,842
8,990	5.000%, 1/01/25	1/22 at 100.00	AA	10,059,720

1,000	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/15	12/14 at 100.00	BB–	1,006,770

Nuveen Investments	95

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB	$1,314,988

265	Fayette County School District, Georgia, General Obligation Bonds, Deferred Interest Series 2005, 4.250%, 3/01/15 – AGM Insured	No Opt. Call	AA+	273,957

4,500	Fulton County Residential Care Facilities Elderly Authority, Georgia, Revenue Bonds, Canterbury Court Project, Series 2004A, 5.800%, 2/15/18	7/14 at 100.00	N/R	4,506,435

2,000	Glynn-Brunswick Memorial Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, Southeast Georgia Health Systems, Series 2008A, 5.250%, 8/01/23	8/18 at 100.00	A2	2,164,740
58,565	Total Georgia			65,541,525

	Guam – 0.1%

4,060	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	4,285,777

	Hawaii – 0.2%

5,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010A, 5.250%, 7/01/30	7/20 at 100.00	A2	5,346,900

1,025	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010B, 5.625%, 7/01/30	7/20 at 100.00	A2	1,117,547
6,025	Total Hawaii			6,464,447

	Idaho – 0.4%

3,025	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B, 6.000%, 12/01/23	12/18 at 100.00	Aa2	3,553,377

	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
450	5.250%, 9/01/16	No Opt. Call	BB+	476,951
1,300	5.250%, 9/01/20	9/16 at 100.00	BB+	1,338,064

	Rexburg School District 321, Madison County, Idaho, Series 2014B:
2,455	5.000%, 8/15/20 (WI/DD, Settling 5/08/14)	No Opt. Call	Aaa	2,946,098
2,595	5.000%, 8/15/21 (WI/DD, Settling 5/08/14)	No Opt. Call	Aaa	3,136,758
2,710	5.000%, 8/15/22 (WI/DD, Settling 5/08/14)	No Opt. Call	Aaa	3,296,769

1,000	University of Idaho, General Revenue Bonds, Series 2007B, 4.500%, 4/01/41 (Mandatory put 4/01/18) – AGM Insured	No Opt. Call	AA	1,101,340
13,535	Total Idaho			15,849,357

	Illinois – 9.2%

1,840	Bolingbrook Park District, Illinois, General Obligation Bonds, Series 2007A, 4.500%, 1/01/17 – CIFG Insured	No Opt. Call	Aa2	2,009,961

	Bolingbrook, Illinois, General Obligation Bonds, Refunding Series 2013A:
2,800	0.000%, 1/01/30	7/23 at 72.73	Aa3	1,258,348
2,550	0.000%, 1/01/31	7/23 at 68.94	Aa3	1,073,168
2,750	0.000%, 1/01/32	7/23 at 65.28	Aa3	1,093,125
4,000	0.000%, 1/01/33	7/23 at 61.69	Aa3	1,495,440

4,415	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Tender Option Bonds Trust 1130, 13.582%, 12/01/24 (IF)	6/16 at 100.00	AAA	5,517,161

5,545	Chicago Park District, Illinois, General Obligation Bonds, Refunding Series 2005B, 5.000%, 1/01/20 – AMBAC Insured	1/15 at 100.00	AA+	5,686,675

96	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,300	Chicago Park District, Illinois, General Obligation Bonds, Series 2010A, 4.500%, 1/01/23	7/20 at 100.00	AA+	$2,470,775

	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011:
3,530	5.250%, 12/01/25	12/21 at 100.00	AA	3,966,449
3,235	5.250%, 12/01/26	12/21 at 100.00	AA	3,607,510

7,000	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/15 – FGIC Insured	No Opt. Call	AA–	6,968,010

2,000	Chicago, Illinois, General Obligation Bonds, Series 2001A, 5.300%, 1/01/16 – NPFG Insured	No Opt. Call	AA–	2,141,140

1,500	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%, 12/01/24	12/23 at 100.00	AA	1,698,255

1,410	Cook County Community High School District 219, Niles Township, Illinois, General Obligation Bonds, Refunding Series 2007A, 5.000%, 12/01/26 – AGM Insured	No Opt. Call	AA+	1,561,067

3,465	Cook County High School District 205 Thornton Township, Illinois, General Obligation Bonds, Series 2008, 5.250%, 12/01/21 – AGC Insured	12/18 at 100.00	AA	3,853,357

1,000	Cook County High School District 209, Proviso Township, Illinois, General Obligation Bonds, Series 2004, 5.000%, 12/01/16 – AGM Insured	No Opt. Call	AA	1,087,680

2,250	Cook County School District 123 Oak Lawn, Illinois, General Obligation Bonds, Series 2002, 0.000%, 12/01/15 – NPFG Insured	No Opt. Call	AA–	2,211,098

1,175	Cook County School District 88, Bellwood, Illinois, General Obligation Bonds, Refunding Series 2004B, 5.000%, 12/01/17 – AGM Insured	12/14 at 100.00	A2	1,205,033

500	Cook County School District 88, Bellwood, Illinois, General Obligation Bonds, Refunding Series 2004B, 5.000%, 12/01/17 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	A2 (4)	514,220

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
2,600	5.000%, 11/15/20	No Opt. Call	AA	2,990,260
2,770	5.000%, 11/15/21	No Opt. Call	AA	3,201,095
2,400	5.000%, 11/15/22	No Opt. Call	AA	2,797,656

1,000	Elk Grove Village, Cook and DuPage Counties, Illinois, General Obligation Bonds, Improvement Series 2007, 4.125%, 1/01/19 (Pre-refunded 1/01/16) – NPFG Insured	1/16 at 100.00	Aa1 (4)	1,063,040

	Grundy and Will Counties Community Unit School District 1 Coal City, Illinois, General Obligation Bonds, Series 2008:
1,550	5.875%, 2/01/19	8/18 at 100.00	Aa3	1,812,136
2,100	5.875%, 2/01/22	8/18 at 100.00	Aa3	2,450,889
2,545	5.875%, 2/01/24	8/18 at 100.00	Aa3	2,962,278

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A:
1,685	5.000%, 12/01/21	No Opt. Call	AA–	2,010,222
3,335	5.000%, 12/01/22	No Opt. Call	AA–	4,000,499
4,085	5.000%, 1/01/33	1/23 at 100.00	AA–	4,426,710

2,750	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/18 – AGM Insured	No Opt. Call	Aa3	2,547,078

	Illinois Educational Facilities Authority, Revenue Bonds, Art Institute of Chicago, Series 1998A:
1,000	4.750%, 3/01/30 (Mandatory put 3/01/17)	No Opt. Call	AA–	1,083,670
500	4.125%, 3/01/30 (Mandatory put 3/01/16)	No Opt. Call	AA–	526,930

1,525	Illinois Finance Authority, Gas Supply Revenue Refunding Bonds, Peoples Gas, Light and Coke Company, Senior Lien Series 2005A, 4.300%, 6/01/35 (Mandatory put 6/01/16) – AMBAC Insured	No Opt. Call	Aa3	1,633,824

Nuveen Investments	97

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$4,000	Illinois Finance Authority, Revenue and Refunding Bonds, Roosevelt University Project, Series 2009, 5.750%, 4/01/24	10/19 at 100.00	BBB	$4,276,600

13,685	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	A–	14,333,122

	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A:
1,200	6.000%, 2/01/25 – AMBAC Insured	2/18 at 100.00	A	1,297,908
1,280	6.000%, 2/01/26 – AMBAC Insured	2/18 at 100.00	A	1,380,211
500	6.000%, 2/01/28 – AMBAC Insured	2/18 at 100.00	A	535,390

1,000	Illinois Finance Authority, Revenue Bonds, Franciscan Communities Inc., Refunding Series 2007A, 5.500%, 5/15/27	5/17 at 100.00	BBB–	1,008,030

465	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.000%, 2/15/15	No Opt. Call	BB–	471,836

1,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 6.500%, 2/01/23	2/19 at 100.00	Baa3	1,064,600

680	Illinois Finance Authority, Revenue Bonds, Landing at Plymouth Place Project, Series 2005A, 5.250%, 5/15/14	No Opt. Call	N/R	680,462

4,220	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2009A, 7.000%, 11/15/29	5/19 at 100.00	A	5,061,384

2,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2007A, 5.000%, 5/15/21 – NPFG Insured	5/17 at 100.00	AA–	2,143,080

9,800	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	Aa3	10,300,878

	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007:
500	5.250%, 4/01/22	4/17 at 100.00	BBB	516,835
3,600	5.400%, 4/01/27	4/17 at 100.00	BBB	3,680,172

2,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 6.750%, 11/01/24	11/18 at 100.00	A+	2,346,520

1,500	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.375%, 11/01/29	5/19 at 100.00	A+	1,716,690

5,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB+	5,555,700

2,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2009A, 5.500%, 2/15/17	No Opt. Call	AA	2,227,480

600	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Capitol Appreciation Series 2010B, 0.000%, 5/15/50 (6), (7)	7/14 at 17.01	N/R	6

	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Refunding Series 2010A:
700	5.400%, 5/15/17 (6)	7/14 at 100.00	N/R	7
700	5.500%, 5/15/18 (7)	7/14 at 100.00	N/R	7

3,510	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	11/16 at 100.00	BBB+	3,540,432

115	Illinois Health Facilities Authority, Revenue Refunding Bonds, Series 1983 (Mercy Hospital and Medical Center), Chicago, Illinois, 10.000%, 1/01/15 (ETM)	No Opt. Call	N/R (4)	121,866

7,410	Illinois Health Facilities Authority, Revenue Refunding Bonds, University of Chicago Hospitals, Series 2003, 5.000%, 8/15/14 – NPFG Insured	7/14 at 100.00	AA–	7,439,566

98	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,620	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 5.100%, 6/15/16 – AMBAC Insured	6/15 at 101.00	A	$1,710,347

	Illinois State Department of Employment Security, Unemployment Insurance Fund Building Receipts Revenue Bonds, Series 2012B:
2,900	5.000%, 12/15/17	12/16 at 100.00	AA+	3,224,568
2,500	5.000%, 6/15/18	12/16 at 100.00	AA+	2,771,550

555	Illinois State, General Obligation Bonds, Refunding Series 2007B, 5.000%, 1/01/16	No Opt. Call	A–	595,260

	Illinois State, General Obligation Bonds, Refunding Series 2010:
510	5.000%, 1/01/16	No Opt. Call	A–	546,995
520	5.000%, 1/01/17	No Opt. Call	A–	572,837
1,590	5.000%, 1/01/18	No Opt. Call	A–	1,783,996
6,040	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AA	6,885,781
17,025	5.000%, 1/01/19	No Opt. Call	A–	19,310,947

	Illinois State, General Obligation Bonds, Refunding Series 2012:
7,750	5.000%, 8/01/20	No Opt. Call	A–	8,872,433
6,340	5.000%, 8/01/21	No Opt. Call	A–	7,271,980
2,450	5.000%, 8/01/22	No Opt. Call	A–	2,805,128
2,730	5.000%, 8/01/23	No Opt. Call	A–	3,128,416
270	5.000%, 8/01/25	8/22 at 100.00	A–	297,748

	Illinois State, General Obligation Bonds, Series 2004A:
2,590	5.000%, 3/01/18	7/14 at 100.00	A–	2,599,505
805	5.000%, 3/01/22	7/14 at 100.00	A–	807,391

	Illinois State, General Obligation Bonds, Series 2006A:
1,075	5.000%, 6/01/17	No Opt. Call	A–	1,198,098
10,000	5.000%, 6/01/18	No Opt. Call	A–	11,336,700
350	5.000%, 6/01/22	No Opt. Call	A–	378,301

1,120	Illinois State, General Obligation Bonds, Series 2006, 5.000%, 1/01/27	1/16 at 100.00	A–	1,165,371

1,000	Illinois State, General Obligation Bonds, Series 2009A, 5.000%, 9/01/34	9/18 at 100.00	A–	1,022,800

	Illinois State, General Obligation Bonds, Series 2012A:
7,790	4.000%, 1/01/20	No Opt. Call	A–	8,470,534
12,110	4.000%, 1/01/22	No Opt. Call	A–	12,946,680

	Illinois State, General Obligation Bonds, Series 2013:
4,200	5.500%, 7/01/25	7/23 at 100.00	A–	4,837,854
2,760	5.500%, 7/01/26	7/23 at 100.00	A–	3,148,939
1,000	5.500%, 7/01/27	7/23 at 100.00	A–	1,130,120

	Illinois State, General Obligation Bonds, Various Purpose, Series 2014:
4,000	5.000%, 2/01/23	No Opt. Call	A–	4,571,040
3,000	5.000%, 2/01/24	No Opt. Call	A–	3,417,660
4,630	5.000%, 2/01/25	2/24 at 100.00	A–	5,194,582
4,675	5.000%, 2/01/26	2/24 at 100.00	A–	5,180,227
6,000	5.000%, 2/01/27	2/24 at 100.00	A–	6,561,300

	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Series 2007A:
8,570	9.000%, 1/01/22 – AGM Insured	No Opt. Call	AA+	12,195,624
1,000	9.000%, 1/01/23 – AGM Insured	No Opt. Call	AA+	1,454,490
5,150	9.000%, 1/01/25 – AGM Insured	No Opt. Call	AA+	7,931,670

3,270	Kendall County Forest Preserve District, Illinois, General Obligation Bonds, Series 2007, 5.250%, 1/01/24 – FGIC Insured	1/18 at 100.00	AA–	3,675,578

Nuveen Investments	99

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,100	Madison and Jersey Counties Community Unit School District 11, Alton, Illinois, General Obligation Bonds, Series 2002, 0.000%, 12/01/19 – AGM Insured	No Opt. Call	AA	$1,822,296

	McCook, Illinois, General Obligation Bonds, Series 2008:
500	5.000%, 12/01/26	12/18 at 100.00	BBB	561,095
1,000	5.100%, 12/01/28	12/18 at 100.00	BBB	1,104,260

1,000	Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax Revenue Bonds, Refunding Series 2002B, 5.200%, 6/15/17 – NPFG Insured	No Opt. Call	AAA	1,129,380

1,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2012B, 5.000%, 12/15/22	No Opt. Call	AAA	1,668,480

2,270	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2011., 0.000%, 12/01/24	No Opt. Call	A+	1,540,082

	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012:
295	5.000%, 10/01/23	10/22 at 100.00	Baa1	323,299
275	5.000%, 10/01/24	10/22 at 100.00	Baa1	296,882

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
7,610	5.250%, 6/01/21	No Opt. Call	A	8,939,695
3,960	5.500%, 6/01/23	6/21 at 100.00	A–	4,621,874

3,000	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2011A, 5.000%, 6/01/14 – AGM Insured	No Opt. Call	AA	3,012,690

	Saint Clair County, Illinois, General Obligation Bonds, Alternative Revenue Source Refunding Series 2009:
1,000	4.500%, 10/01/20	10/19 at 100.00	AA	1,118,230
1,100	5.000%, 10/01/22	10/19 at 100.00	AA	1,230,416

1,680	School District 122, Winnebago County, Illinois, Capital Appreciation Bonds, Series 1998, 0.000%, 1/01/17 – AGM Insured	No Opt. Call	A2	1,612,162

1,320	School District 122, Winnebago County, Illinois, Capital Appreciation Bonds, Series 1998, 0.000%, 1/01/17 – AGM Insured (ETM)	No Opt. Call	A2 (4)	1,292,161

1,000	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 5.000%, 12/01/17 – AGM Insured	No Opt. Call	AA	1,128,390

2,000	Southwestern Illinois Development Authority, Revenue Bonds, Anderson Hospital, Series 2006, 5.125%, 8/15/26	2/17 at 100.00	BBB–	2,024,540

1,000	Southwestern Illinois Development Authority, School Revenue Bonds, Triad School District 2, Madison County, Illinois, Series 2006, 5.000%, 10/01/18 – NPFG Insured	10/16 at 100.00	AA–	1,090,100

9,955	State of Illinois General Obligation Bonds, Series 2014, 5.000%, 4/01/23 (WI/DD, Settling 5/01/14)	No Opt. Call	A–	11,387,724

	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2012:
3,205	4.000%, 11/01/21	No Opt. Call	A+	3,428,837
2,830	4.000%, 11/01/22	No Opt. Call	A+	3,008,149

5,675	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2013B, 0.000%, 1/01/30	No Opt. Call	Aa2	2,670,258

3,870	Will County School District 86, Joliet, Illinois, General Obligation Bonds, Series 2002, 0.000%, 11/01/17 – AGM Insured	No Opt. Call	AA	3,630,718

100	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008:
$535	6.250%, 6/01/24	6/18 at 100.00	AA	$602,175
1,005	5.750%, 6/01/25	6/18 at 100.00	AA	1,122,655
335	5.750%, 6/01/26	6/18 at 100.00	AA	374,218

	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008:
325	5.750%, 6/01/25 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (4)	386,532
85	5.750%, 6/01/26 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (4)	101,093

9,360	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, Limited Tax General Obligation Lease Certificates, Series 2011, 7.000%, 10/15/22	10/19 at 103.00	BBB	10,384,920

	Winnebago-Boone Counties School District 205, Illinois, General Obligation Bonds, Series 2013:
4,070	0.000%, 2/01/25	No Opt. Call	AA–	2,676,554
3,340	0.000%, 2/01/26	No Opt. Call	AA–	2,052,564
365,670	Total Illinois			387,968,420

	Indiana – 1.5%

710	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/17	4/17 at 100.00	BB+	733,544

1,000	Avon Community School Building Corporation, Hendricks County, Indiana, First Mortgage Bonds, Refunding Series 2007, 4.500%, 7/15/20 – AMBAC Insured	7/17 at 100.00	A	1,093,490

5,550	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB	6,010,706

5,300	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.250%, 10/01/24 – AGM Insured	10/21 at 100.00	AA	6,194,322

	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Clarian Health Obligation Group, Series 2006A:
4,925	5.000%, 2/15/36	2/16 at 100.00	AA–	5,009,021
540	5.250%, 2/15/40	2/16 at 100.00	AA–	549,747

	Carmel, Indiana, Redevelopment Authority, Lease Revenue Bonds, Series 2014A:
500	5.000%, 7/01/17 (WI/DD, Settling 5/27/14)	No Opt. Call	AA	561,600
540	4.000%, 1/01/18 (WI/DD, Settling 5/27/14)	No Opt. Call	AA	593,833
500	4.000%, 1/01/18 (WI/DD, Settling 5/27/14)	No Opt. Call	AA	549,845
1,000	4.000%, 1/01/19 (WI/DD, Settling 5/27/14)	No Opt. Call	AA	1,110,100
435	5.000%, 1/01/20 (WI/DD, Settling 5/27/14)	No Opt. Call	AA	508,759
1,000	5.000%, 7/01/20 (WI/DD, Settling 5/27/14)	No Opt. Call	AA	1,176,320
500	5.000%, 1/01/21 (WI/DD, Settling 5/27/14)	No Opt. Call	AA	587,835

3,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Methodist Hospitals Inc., Series 2001, 5.375%, 9/15/22	9/14 at 100.00	BBB	3,003,900

	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2013A:
2,750	5.250%, 1/01/33	7/23 at 100.00	A+	3,057,285
2,500	5.250%, 1/01/34	7/23 at 100.00	A+	2,767,100

2,800	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006, 5.500%, 7/01/21 – NPFG Insured	No Opt. Call	AA–	3,349,220

5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	AA–	5,926,800

Nuveen Investments	101

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$2,985	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – NPFG Insured	No Opt. Call	AA–	$3,419,407

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,675	5.000%, 4/01/21	No Opt. Call	A3	1,888,764
940	5.000%, 4/01/22	No Opt. Call	A3	1,052,650
2,015	5.000%, 4/01/24	4/22 at 100.00	A3	2,211,463

	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012:
500	4.000%, 2/01/17	No Opt. Call	N/R	516,345
500	4.000%, 8/01/17	No Opt. Call	N/R	517,220
500	4.250%, 2/01/18	No Opt. Call	N/R	519,445
500	4.250%, 8/01/18	No Opt. Call	N/R	519,820
500	4.500%, 2/01/19	No Opt. Call	N/R	521,725
500	4.500%, 8/01/19	No Opt. Call	N/R	521,450
500	4.750%, 2/01/20	No Opt. Call	N/R	524,940
500	4.750%, 8/01/20	No Opt. Call	N/R	523,330
250	4.750%, 2/01/21	No Opt. Call	N/R	258,585
500	4.750%, 8/01/21	No Opt. Call	N/R	515,440
500	5.000%, 2/01/22	No Opt. Call	N/R	521,790
500	5.000%, 8/01/22	2/22 at 100.00	N/R	518,640
500	5.000%, 8/01/23	2/22 at 100.00	N/R	513,515
500	5.000%, 2/01/24	2/22 at 100.00	N/R	509,095

1,250	Portage Township Multi-School Building Corporation, Porter County, Indiana, First Mortgage Bonds, Series 2007, 4.000%, 7/15/18 – NPFG Insured	7/17 at 100.00	AA+	1,362,475

1,370	Southwind Housing Inc., Evansville, Indiana, First Mortgage Revenue Bonds, Series 1978A, 7.125%, 11/15/21 (ETM)	11/14 at 100.00	N/R (4)	1,672,469

5,210	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005, 5.000%, 2/15/17 (5)	2/15 at 100.00	N/R	557,835

	St. Joseph County, Indiana, Economic Development Revenue Bonds, Holy Cross Village at Notre Dame, Series 2006A:
450	5.750%, 5/15/16	No Opt. Call	N/R	474,003
230	5.550%, 5/15/19	7/14 at 100.00	N/R	230,283
61,425	Total Indiana			62,654,116

	Iowa – 1.3%

	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011:
1,000	5.250%, 6/15/25	6/20 at 100.00	A2	1,089,410
2,000	5.250%, 6/15/26	6/20 at 100.00	A2	2,165,740
3,135	5.250%, 6/15/27	6/20 at 100.00	A2	3,376,834
2,000	5.375%, 6/15/28	6/20 at 100.00	A2	2,155,880
2,035	5.500%, 6/15/29	6/20 at 100.00	A2	2,196,986
1,000	5.500%, 6/15/30	No Opt. Call	A2	1,075,660

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
1,830	5.000%, 1/01/23 – AGM Insured	1/21 at 100.00	AA	2,057,323
1,890	5.000%, 1/01/24 – AGM Insured	1/21 at 100.00	AA	2,107,804
1,520	5.000%, 1/01/25 – AGM Insured	1/21 at 100.00	AA	1,678,764
1,000	5.000%, 1/01/26 – AGM Insured	1/21 at 100.00	AA	1,096,900

102	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa (continued)

$10,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2013A, 5.250%, 2/15/44	2/23 at 100.00	Aa3	$10,738,000

	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A:
2,235	5.250%, 7/01/14	No Opt. Call	BB+	2,245,706
4,460	5.250%, 7/01/15	No Opt. Call	BB+	4,596,654
2,000	5.250%, 7/01/16	No Opt. Call	BB+	2,103,660
820	5.000%, 7/01/19	7/16 at 100.00	BB+	845,354

8,640	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	8,765,712

1,250	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Refunding Series 2010, 5.500%, 9/01/25	9/20 at 100.00	BB	1,272,688

	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Wartburg College, Series 2005A:
925	4.700%, 10/01/16	7/14 at 100.00	BB	925,657
1,100	4.750%, 10/01/17	7/14 at 100.00	BB	1,100,561
1,155	4.800%, 10/01/18	7/14 at 100.00	BB	1,155,393

2,000	Iowa State, Special Obligation Bonds, Prison Infrastructure Fund, Refunding Series 2010, 4.500%, 6/15/22	6/20 at 100.00	AA	2,250,960
51,995	Total Iowa			55,001,646

	Kansas – 1.5%

16,455	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993A, 2.950%, 12/01/23	4/23 at 101.00	A	16,448,912

10,000	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993B, 2.950%, 12/01/23	4/23 at 101.00	A	9,996,300

2,050	Johnson County Unified School District 512, Shawnee Mission, Kansas, General Obligation Refunding Bonds, Refunding Series 1996, 4.875%, 10/01/19	No Opt. Call	Aaa	2,298,501

1,405	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 4.500%, 11/15/17	11/15 at 100.00	A2	1,481,741

2,200	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/23	11/19 at 100.00	AA	2,559,612

3,175	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009D, 5.000%, 11/15/29	11/17 at 100.00	AA	3,492,341

1,850	Kansas Development Finance Authority, Revenue Bonds, Kansas State Projects, Series 2007K, 4.500%, 11/01/19 – NPFG Insured	11/17 at 100.00	AA	2,051,669

1,000	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2008, 5.125%, 9/01/21	9/17 at 100.00	A+	1,073,410

	Olathe, Kansas, Senior Living Facility Revenue Bonds, Catholic Care Campus Santa Marta, Series 2006A:
765	5.750%, 11/15/14	No Opt. Call	N/R	778,824
820	5.750%, 11/15/15	No Opt. Call	N/R	857,253

75	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-2, 6.700%, 6/01/29	No Opt. Call	Aaa	76,148

10,040	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2011A-IV, 5.000%, 11/15/29 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (4)	12,147,798

Nuveen Investments	103

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas (continued)

$15,825	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	$10,929,536
65,660	Total Kansas			64,192,045

	Kentucky – 1.9%

2,450	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A, 5.625%, 8/15/27	8/19 at 100.00	A+	2,684,686

8,175	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA	8,647,433

4,735	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A, 5.000%, 7/01/17	No Opt. Call	Baa3	5,259,212

20,700	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 83, Series 2004, 5.000%, 10/01/18 – AMBAC Insured	No Opt. Call	Aa3	23,949,486

460	Laurel County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2006, 4.500%, 8/01/24 – AMBAC Insured	8/16 at 100.00	Aa3	495,296

7,000	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/28	6/21 at 100.00	Aa3	7,783,580

1,135	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/28	5/18 at 100.00	Baa3	1,213,644

4,420	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Series 2007B, 1.600%, 6/01/33 (Mandatory put 6/01/17)	No Opt. Call	A–	4,440,553

10,200	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.650%, 10/01/33 (Mandatory put 4/03/17)	No Opt. Call	A1	10,312,098

1,975	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2005A, 2.200%, 2/01/35 (Mandatory put 8/01/19)	No Opt. Call	A1	2,000,142

	University of Kentucky, General Receipts Bonds, Series 2014A:
2,265	5.000%, 4/01/17	No Opt. Call	Aa2	2,550,526
2,380	5.000%, 4/01/18	No Opt. Call	Aa2	2,745,520
3,580	5.000%, 4/01/20	No Opt. Call	Aa2	4,257,587

	University of Kentucky, General Receipts Bonds, Series 2014B:
1,435	5.000%, 4/01/17	No Opt. Call	Aa2	1,615,896
1,665	5.000%, 4/01/20	No Opt. Call	Aa2	1,982,216
72,575	Total Kentucky			79,937,875

	Louisiana – 2.8%

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B:
12,230	5.000%, 6/01/15 – AMBAC Insured	No Opt. Call	A–	12,797,961
30	5.000%, 6/01/21 – AMBAC Insured	6/16 at 100.00	A–	32,162
155	5.000%, 6/01/22 – AMBAC Insured	6/16 at 100.00	A–	165,872

180	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006-C1, 5.875%, 6/01/23	6/18 at 100.00	AA	209,356

104	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$5	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006C-3, 6.125%, 6/01/25 – AGC Insured	6/18 at 100.00	AA	$5,822

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A:
2,275	5.000%, 2/01/28	2/24 at 100.00	AA–	2,581,966
1,525	5.000%, 2/01/29	2/24 at 100.00	AA–	1,718,599
2,000	5.000%, 2/01/30	2/24 at 100.00	AA–	2,239,820

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
2,000	6.750%, 12/15/37 (5)	12/17 at 100.00	N/R	1,302,580
320	6.000%, 12/15/37	12/14 at 100.00	N/R	178,397

30	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/14	No Opt. Call	N/R	16,725

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A:
2,015	5.000%, 5/15/16	No Opt. Call	Baa1	2,153,128
5,155	5.000%, 5/15/20	5/17 at 100.00	Baa1	5,551,007

	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
1,000	5.000%, 7/01/22	No Opt. Call	A	1,160,040
2,750	5.000%, 7/01/29	7/23 at 100.00	A	3,020,105
5,000	5.000%, 7/01/31	7/23 at 100.00	A	5,394,300
3,835	5.000%, 7/01/32	7/23 at 100.00	A	4,152,768

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
2,765	5.250%, 5/01/18 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (4)	2,905,434
5,500	5.000%, 5/01/24 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (4)	5,765,595
7,265	5.000%, 5/01/26 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (4)	7,615,827

22,115	Louisiana State, General Obligation Bonds, Series 2012A, 5.000%, 8/01/26	8/22 at 100.00	Aa2	25,876,983

	Louisiana State, Unclaimed Property Special Revenue Bonds, Interstate 49 North Project, Series 2013:
1,165	5.000%, 9/01/29	9/23 at 100.00	AA–	1,302,610
5,070	5.000%, 9/01/31	9/23 at 100.00	AA–	5,600,829
4,000	5.000%, 9/01/32	9/23 at 100.00	AA–	4,395,560

	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 2012:
4,140	5.000%, 12/01/19	No Opt. Call	A3	4,737,816
3,940	5.000%, 12/01/20	No Opt. Call	A3	4,500,938
5,400	5.000%, 12/01/21	No Opt. Call	A3	6,162,750

500	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Refunding Series 2013B, 5.000%, 4/01/30 (Alternative Minimum Tax)	4/23 at 100.00	BBB+	523,985

5,745	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	6,072,982
108,110	Total Louisiana			118,141,917

Nuveen Investments	105

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maine – 0.2%

$320	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 3.000%, 7/01/23	No Opt. Call	Baa1	$308,512

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
1,000	6.750%, 7/01/36	7/21 at 100.00	BBB–	1,091,060
3,850	6.750%, 7/01/41	7/21 at 100.00	BBB–	4,169,473

740	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2007B, 4.125%, 7/01/18 – FGIC Insured	1/18 at 100.00	AA	800,954

	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
500	4.000%, 7/01/18	No Opt. Call	BBB+	544,090
225	4.000%, 7/01/20	No Opt. Call	BBB+	243,783
290	5.000%, 7/01/22	No Opt. Call	BBB+	331,516
6,925	Total Maine			7,489,388

	Maryland – 0.4%

5,000	Baltimore County, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2012, 5.000%, 8/01/21	No Opt. Call	AAA	6,056,150

	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2013A:
500	5.000%, 7/01/21	No Opt. Call	AA	599,545
1,210	5.000%, 7/01/22	No Opt. Call	AA	1,459,066
1,000	5.000%, 7/01/26	1/24 at 100.00	AA	1,184,290
1,715	5.000%, 7/01/27	1/24 at 100.00	AA	2,017,526

200	Maryland Community Development Administration, Housing Revenue Bonds, Series 1996A, 5.875%, 7/01/16	7/14 at 100.00	Aa2	200,654

250	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	261,095

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2010, 5.250%, 7/01/24	7/19 at 100.00	A2	2,193,840

1,990	Maryland, General Obligation Bonds, State and Local Facilities Loan, Second Series 2009B, 5.250%, 8/15/16	No Opt. Call	AAA	2,211,905

700	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006, 4.000%, 11/01/15	No Opt. Call	BBB+	726,775
14,565	Total Maryland			16,910,846

	Massachusetts – 2.1%

2,680	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21 – FGIC Insured	No Opt. Call	AA+	3,195,069

10,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Refunding Senior Lien Series 2004B, 5.250%, 7/01/20	No Opt. Call	AAA	12,116,500

500	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Series 2014A, 5.000%, 7/01/22	No Opt. Call	AAA	607,920

2,500	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.650%, 10/15/28	10/17 at 100.00	N/R	2,601,775

	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007:
1,355	5.000%, 10/01/17	No Opt. Call	N/R	1,446,964
515	5.000%, 10/01/18	10/17 at 100.00	N/R	544,958

106	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

	Massachusetts Development Finance Authority, Revenue Bonds, Suffolk University, Series 2010:
$915	4.500%, 7/01/21	7/20 at 100.00	Baa2	$981,905
1,765	4.500%, 7/01/22	7/20 at 100.00	Baa2	1,880,272
1,705	4.625%, 7/01/23	7/20 at 100.00	Baa2	1,813,967

1,055	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 4.800%, 1/01/17 (Alternative Minimum Tax)	No Opt. Call	AA	1,122,879

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2005F, 5.000%, 10/01/15 – AGC Insured	No Opt. Call	AA	2,108,960

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College, Series 2010:
500	5.125%, 10/15/22	10/19 at 100.00	Baa1	554,560
2,595	5.500%, 10/15/26	10/19 at 100.00	Baa1	2,867,631

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 6.000%, 7/01/24	7/19 at 100.00	BBB	3,492,450

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
330	5.500%, 1/01/15 – AMBAC Insured (Alternative Minimum Tax)	7/14 at 100.00	N/R	330,125
140	5.500%, 1/01/17 – AMBAC Insured (Alternative Minimum Tax)	7/14 at 100.00	N/R	140,115
50	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	7/14 at 100.00	N/R	50,013
1,465	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/14 at 100.00	N/R	1,446,775

10,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2001D, 5.500%, 11/01/14	No Opt. Call	AA+	10,271,800

10,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2004D, 5.000%, 12/01/22 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA+ (4)	10,279,200

27,360	Massachusetts, General Obligation Bonds, Series 2004C, 5.500%, 12/01/16 – AGM Insured	No Opt. Call	AA+	30,939,782

1,400	Springfield, Massachusetts, General Obligation Bonds, Refunding Series 2007, 4.500%, 8/01/20 – AGM Insured	2/17 at 100.00	AA	1,520,918
81,830	Total Massachusetts			90,314,538

	Michigan – 5.0%

790	Algonac Community Schools, Saint Clair County, Michigan, General Obligation Bonds, School Building & Site Series 2008-I, 4.000%, 5/01/19 – AGM Insured	5/18 at 100.00	AA	866,085

	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1996B:
3,050	0.000%, 7/01/22	No Opt. Call	BB	1,804,350
2,650	0.000%, 7/01/23	No Opt. Call	BB	1,457,156
2,880	0.000%, 7/01/24	No Opt. Call	BB	1,450,138

7,100	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.000%, 7/01/32	7/22 at 100.00	BB+	6,873,084

7,780	Detroit, Michigan, General Obligation Bonds, Series 2004B-1, 5.250%, 4/01/17 – AMBAC Insured (5)	7/14 at 100.00	Caa3	7,493,229

9,295	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2006A, 5.000%, 7/01/19 – AGM Insured	7/16 at 100.00	AA	9,323,350

9,995	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series 2001D-2, 0.300%, 7/01/32 (9)	1/15 at 100.00	AA–	7,020,563

Nuveen Investments	107

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$7,050	Dickinson County Economic Development Corporation, Michigan, Pollution Control Revenue Bonds, International Paper Company, Series 2004A, 4.800%, 11/01/18	11/14 at 100.00	BBB	$7,168,229

2,675	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2003A, 5.000%, 5/15/20 – AGM Insured	5/18 at 100.00	AA	2,972,193

1,080	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A, 5.500%, 7/01/14	No Opt. Call	BB+	1,088,165

	Michigan Finance Authority, Revenue Bonds, Detroit City School District, Series 2012:
1,535	5.000%, 6/01/17	No Opt. Call	A+	1,673,641
800	4.000%, 6/01/17	No Opt. Call	A+	844,728
2,220	5.000%, 6/01/18	No Opt. Call	A+	2,448,949
1,900	5.000%, 6/01/19	No Opt. Call	A+	2,114,130

	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B:
15,250	5.000%, 7/01/21	7/18 at 100.00	AAA	17,528,808
17,575	5.000%, 7/01/22	7/16 at 100.00	AAA	19,232,498
11,090	5.000%, 1/01/23	1/16 at 100.00	AAA	11,894,469
6,850	5.000%, 7/01/23	7/14 at 100.00	AAA	6,903,773

10,115	Michigan Hospital Finance Authority, Refunding and Project Revenue Bonds, Ascension Health Senior Credit Group, Series 2010F-5, 1.500%, 11/15/47 (Mandatory put 3/15/17)	No Opt. Call	AA+	10,286,449

3,540	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/23	11/19 at 100.00	AA+	3,999,634

	Michigan Hospital Financing Authority, Revenue Bonds, Oakwood Obligated Group, Series 2007A:
2,000	5.000%, 7/15/18	7/17 at 100.00	A	2,176,380
3,530	5.000%, 7/15/19	7/17 at 100.00	A	3,815,754

1,850	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/18 – AMBAC Insured	6/17 at 100.00	N/R	1,944,924

6,930	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005I, 5.000%, 10/15/33 – AMBAC Insured	10/15 at 100.00	Aa3	7,257,650

5,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-I-A, 5.000%, 10/15/28	10/21 at 100.00	Aa3	5,545,650

5,425	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-II-A, 5.000%, 10/15/28	10/21 at 100.00	Aa3	6,017,030

1,600	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/23	11/19 at 100.00	AA+	1,806,944

	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006:
1,080	5.000%, 6/01/14	No Opt. Call	BBB	1,083,985
1,260	5.500%, 6/01/17	6/16 at 100.00	BBB	1,361,216
1,330	5.500%, 6/01/18	6/16 at 100.00	BBB	1,426,319

4,750	Romulus Community Schools, Wayne County, Michigan, General Obligation Bonds, Refunding Series 2013, 5.000%, 5/01/22	No Opt. Call	Aa2	5,562,203

1,300	Romulus Economic Development Corporation, Michigan, Limited Obligation Revenue Refunding Bonds, Romulus HIR LP Project, Series 1992, 7.000%, 11/01/15 (ETM)	7/14 at 100.00	N/R (4)	1,427,894

	Royal Oak Hospital Financing Authority, Michigan, William Beaumont Hospital, Revenue Bonds, Series 2014D:
1,000	5.000%, 9/01/26 (WI/DD, Settling 5/13/14)	3/24 at 100.00	A1	1,113,820
2,000	5.000%, 9/01/27 (WI/DD, Settling 5/13/14)	3/24 at 100.00	A1	2,210,240

108	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$2,555	5.000%, 9/01/28 (WI/DD, Settling 5/13/14)	3/24 at 100.00	A1	$2,801,558
3,770	5.000%, 9/01/29 (WI/DD, Settling 5/13/14)	3/24 at 100.00	A1	4,095,238
5,000	5.000%, 9/01/30 (WI/DD, Settling 5/13/14)	3/24 at 100.00	A1	5,397,550
2,270	5.000%, 9/01/31 (WI/DD, Settling 5/13/14)	3/24 at 100.00	A1	2,435,256

	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011:
4,885	5.000%, 5/01/20	No Opt. Call	Aa2	5,723,755
4,845	5.000%, 5/01/21	11/20 at 100.00	Aa2	5,639,096
3,845	5.000%, 5/01/22	11/20 at 100.00	Aa2	4,424,134

1,415	Wayne Charter County, Michigan, General Obligation Bonds, Building Improvements, Series 2009A, 6.750%, 11/01/39	12/19 at 100.00	BBB–	1,452,512

8,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010C, 5.000%, 12/01/16	No Opt. Call	A	8,806,560

1,300	Western Michigan University, General Revenue Refunding Bonds, Series 2008, 5.000%, 11/15/23 – AGM Insured	5/18 at 100.00	AA	1,459,991
202,160	Total Michigan			209,429,280

	Minnesota – 0.8%

1,590	Aitkin, Minnesota Health Care Revenue Bonds, Riverwood Healthcare Center, Series 2006, 5.375%, 2/01/17	2/16 at 100.00	N/R	1,668,339

1,710	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A, 5.000%, 2/01/27	2/20 at 100.00	AA+	1,901,965

2,115	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.375%, 11/15/23	11/18 at 100.00	A	2,485,760

	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010:
2,650	5.000%, 8/01/18	No Opt. Call	BBB	2,888,553
1,240	4.250%, 8/01/20	8/18 at 100.00	BBB	1,288,410

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
1,255	5.500%, 5/01/20	5/17 at 100.00	N/R	1,310,722
815	5.500%, 5/01/21	5/17 at 100.00	N/R	846,964

	Minnesota State, General Fund Appropriation Refunding Bonds, Series 2014A:
4,280	5.000%, 6/01/22	No Opt. Call	AA	5,157,742
4,675	5.000%, 6/01/23	No Opt. Call	AA	5,664,137
2,625	5.000%, 6/01/24	6/23 at 100.00	AA	3,150,473

1,225	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA	1,264,604

425	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 4.000%, 1/01/28	1/23 at 100.00	A–	444,482

650	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2013, 5.000%, 7/01/33	7/23 at 100.00	A–	707,259

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/21	11/16 at 100.00	A	1,059,170

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.000%, 11/15/24	11/19 at 100.00	AA–	1,122,130

Nuveen Investments	109

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$300	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Gillette Children’s Specialty Healthcare, Series 2005, 5.000%, 2/01/15	No Opt. Call	N/R	$307,611

475	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/21	8/16 at 100.00	N/R	487,127

2,670	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 5.750%, 11/15/21	11/15 at 100.00	BBB–	2,779,123
30,700	Total Minnesota			34,534,571

	Mississippi – 0.8%

8,660	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/14 at 100.00	BBB	8,663,464

	Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding and Improvement Bonds, Mississippi Baptist Health System Inc., Series 2007A:
1,440	5.000%, 8/15/16	No Opt. Call	A–	1,559,736
10,140	5.000%, 8/15/20	8/17 at 100.00	A–	10,921,794

8,860	Mississippi State, General Obligation Bonds, Series 2013B, 5.000%, 12/01/28	12/23 at 100.00	AA+	10,420,069
29,100	Total Mississippi			31,565,063

	Missouri – 2.1%

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
1,245	5.000%, 6/01/18	6/17 at 100.00	BBB+	1,335,773
3,030	5.000%, 6/01/20	6/17 at 100.00	BBB+	3,203,468

8,080	Curators of the University of Missouri, System Facilities Revenue Bonds, Refunding Series 2012A, 5.000%, 11/01/19	No Opt. Call	AA+	9,585,950

	Great Rivers Greenway Metropolitan Park & Recreation District, Missouri, Sales Tax Appropriation Bonds, Gateway Arch Project, Series 2014:
1,000	3.000%, 12/30/24	12/23 at 100.00	A+	1,016,750
2,000	4.125%, 12/30/33	12/23 at 100.00	A+	2,045,520

1,000	Grundy County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Wright Memorial Hospital, Series 2009, 5.600%, 9/01/21	9/19 at 100.00	BBB–	1,063,130

	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006:
1,465	4.400%, 3/01/15	No Opt. Call	BBB+	1,499,574
1,515	4.450%, 3/01/16	No Opt. Call	BBB+	1,589,417

6,020	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/19	2/15 at 102.00	BBB+	6,270,071

505	Kansas City, Missouri, Special Obligation Bonds, East Village Project, Series 2008B, 5.000%, 4/15/22 – AGC Insured	4/18 at 100.00	AA	571,731

1,285	Missouri Development Finance Board, Infrastructure Facilities Leasehold Revenue Bonds, Independence Electric System Projects, Series 2009D, 5.625%, 6/01/29 (Pre-refunded 6/01/14)	6/14 at 100.00	A (4)	1,291,065

2,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Crackerneck Creek Project, Series 2008B, 5.125%, 3/01/22	3/18 at 100.00	A–	2,138,140

1,130	Missouri Development Finance Board, Research Facility Revenue Bonds, Midwest Research Institute Project, Series 2007, 5.000%, 11/01/16	No Opt. Call	Baa2	1,227,711

110	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$1,400	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33	5/23 at 100.00	BBB+	$1,477,546

3,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Series 2014A, 4.000%, 6/01/33 (WI/DD, Settling 5/14/14)	6/24 at 100.00	AA–	2,968,290

1,390	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2014, 4.250%, 10/01/32	10/23 at 100.00	A–	1,419,746

430	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 4.400%, 2/01/19	No Opt. Call	BBB+	462,448

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2005B:
850	4.350%, 2/01/15	No Opt. Call	BBB+	867,187
930	4.375%, 2/01/16	No Opt. Call	BBB+	971,115

1,000	Missouri Joint Municipal Electric Utility Commission, Plum Point Project, Revenue Bonds, Series 2006, 4.200%, 1/01/18 – NPFG Insured	1/16 at 100.00	AA–	1,034,500

4,330	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Series 2007A, 5.000%, 1/01/18 – AMBAC Insured	1/17 at 100.00	A	4,774,778

730	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 4.800%, 5/01/16	7/14 at 100.00	N/R	730,161

5,830	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 2012, 5.000%, 6/01/18	No Opt. Call	BBB+	6,441,217

500	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A, 5.100%, 11/01/19	11/14 at 100.00	N/R	504,965

	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005:
11,500	5.500%, 7/01/17 – NPFG Insured	No Opt. Call	AA–	13,143,350
17,305	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	AA–	20,400,172

1,200	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/25 – AGM Insured	No Opt. Call	AA	1,311,768
80,670	Total Missouri			89,345,543

	Montana – 0.1%

	Montana Facilities Finance Authority, Revenue Bonds, Saint John’s Lutheran Ministries Project, Series 2006A:
950	5.750%, 5/15/16	No Opt. Call	N/R	1,005,708
1,675	6.000%, 5/15/25	5/16 at 100.00	N/R	1,712,135

2,500	Montana Facilities Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Composite Deal Series 2010B, 5.000%, 1/01/24	1/20 at 100.00	AA–	2,774,625
5,125	Total Montana			5,492,468

	Nebraska – 0.7%

1,130	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.125%, 1/01/23	1/20 at 100.00	AA–	1,225,451

600	Douglas County Hospital Authority 3, Nebraska, Health Facilities Refunding and Revenue Bonds, Nebraska Methodist Health System, Series 2008, 5.750%, 11/01/28	11/18 at 100.00	BBB+	638,046

	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012:
665	4.000%, 6/15/23	6/22 at 100.00	AA–	731,786
1,830	4.000%, 6/15/24	6/22 at 100.00	AA–	1,992,010
1,265	4.000%, 6/15/25	6/22 at 100.00	AA–	1,361,127

Nuveen Investments	111

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nebraska (continued)

	Lancaster County Hospital Authority 1, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010:
$735	4.750%, 1/01/19	No Opt. Call	AA–	$814,277
1,000	5.125%, 1/01/23	1/20 at 100.00	AA–	1,090,380

2,000	Lancaster County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, BryanLGH Medical Center Project, Refunding Series 2006, 4.000%, 6/01/18	6/16 at 100.00	A1	2,095,620

5,910	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/32	No Opt. Call	A–	6,223,230

	Lincoln, Nebraska, Electric System Revenue Bonds, Refunding Series 2012:
3,380	5.000%, 9/01/25	9/22 at 100.00	AA	3,965,416
3,215	5.000%, 9/01/26	9/22 at 100.00	AA	3,743,964

	Nebraska Public Power District, General Revenue Bonds, Series 2012A:
1,465	5.000%, 1/01/23	1/22 at 100.00	A1	1,712,995
1,500	5.000%, 1/01/24	1/22 at 100.00	A1	1,738,065
950	5.000%, 1/01/25	1/22 at 100.00	A1	1,093,669

	Papillion-LaVista School District 27, Sarpy County, Nebraska, General Obligation Bonds, Series 2014:
725	5.000%, 12/01/21	No Opt. Call	Aa2	874,626
1,230	5.000%, 12/01/22	No Opt. Call	Aa2	1,491,560
27,600	Total Nebraska			30,792,222

	Nevada – 2.5%

3,000	Clark County School District, Nevada, General Obligation Bonds, Series 2008A, 5.000%, 6/15/24	No Opt. Call	AA–	3,386,430

	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
2,000	5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	A	2,294,920
1,000	5.000%, 7/01/23 (Alternative Minimum Tax)	1/23 at 100.00	A	1,139,800
1,905	5.000%, 7/01/24 (Alternative Minimum Tax)	1/23 at 100.00	A	2,139,753

16,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	18,355,680

24,185	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Series 2008, 5.000%, 6/01/38	No Opt. Call	Aa1	25,607,320

1,860	Henderson, Nevada, Limited Obligation Refunding Bonds, Local Improvement District T-4C, Green Valley Properties, Series 1999A, 5.900%, 11/01/18	11/14 at 100.00	N/R	1,886,579

	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water & Refunding Series 2011C:
1,550	5.000%, 6/01/23	6/21 at 100.00	AA+	1,797,024
1,000	5.000%, 6/01/24	6/21 at 100.00	AA+	1,149,330
12,450	5.000%, 6/01/25	6/21 at 100.00	AA+	14,197,109

	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B:
2,035	5.000%, 6/01/24	6/22 at 100.00	AA+	2,370,917
1,500	5.000%, 6/01/25	6/22 at 100.00	AA+	1,732,305
2,000	5.000%, 6/01/26	6/22 at 100.00	AA+	2,292,640

	Las Vegas, Nevada, Special Improvement District 607 Providence, Local Improvement Refunding Bonds, Series 2013:
100	4.000%, 6/01/19	No Opt. Call	N/R	101,306
50	4.000%, 6/01/20	No Opt. Call	N/R	50,218
445	5.000%, 6/01/22	No Opt. Call	N/R	466,867

112	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

$4,660	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2012B, 5.000%, 8/01/22	No Opt. Call	AA+	$5,591,394

11,130	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2013D-1, 5.000%, 3/01/22	No Opt. Call	AA+	13,315,042

	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011:
2,265	5.000%, 7/01/22	7/21 at 100.00	AA	2,611,273
4,710	5.000%, 7/01/23	7/21 at 100.00	AA	5,365,679

1,500	Washoe County, Nevada, Highway Revenue, Motor Vehicle Fuel Tax Bonds, Series 2013, 5.000%, 2/01/43	2/19 at 100.00	A+	1,579,440
95,345	Total Nevada			107,431,026

	New Hampshire – 0.6%

	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Catholic Medical Center, Series 2006:
405	5.000%, 7/01/14	No Opt. Call	BBB+	408,135
430	5.000%, 7/01/15	No Opt. Call	BBB+	450,821
445	5.000%, 7/01/16	No Opt. Call	BBB+	481,899

1,000	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Speare Memorial Hospital, Series 2004, 5.500%, 7/01/25 (Pre-refunded 7/01/15)	7/15 at 100.00	N/R (4)	1,061,690

1,250	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Covenant Health Systems Obligated Group Issue, Series 2004, 5.375%, 7/01/24	7/14 at 100.00	A	1,254,850

5,660	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Series 2009, 5.250%, 6/01/39	6/19 at 100.00	AA+	6,430,609

1,000	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006, 5.250%, 6/01/21	6/16 at 100.00	BBB	1,027,050

1,300	New Hampshire Municipal Bond Bank, Non-State Guaranteed Bonds, Refunding Series 2007A, 4.500%, 2/15/20 – NPFG Insured	8/17 at 100.00	AA	1,418,274

12,125	New Hampshire Municipal Bond Bank, Non-State Guaranteed Bonds, Series 2005d, 5.000%, 7/15/29 – NPFG Insured	7/15 at 100.00	AA–	12,699,846
23,615	Total New Hampshire			25,233,174

	New Jersey – 6.0%

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
8,005	5.375%, 6/15/15 (ETM)	No Opt. Call	Aaa	8,475,614
2,135	5.500%, 6/15/16 (ETM)	No Opt. Call	Aaa	2,366,669
4,315	5.500%, 6/15/16 – RAAI Insured (ETM)	No Opt. Call	Aaa	4,783,221

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
1,100	5.000%, 6/15/17	No Opt. Call	BBB+	1,228,282
5,205	5.000%, 6/15/19	No Opt. Call	BBB+	5,981,638
5,045	5.000%, 6/15/20	No Opt. Call	BBB+	5,779,855
17,495	5.000%, 6/15/21	No Opt. Call	BBB+	19,986,813
2,130	5.000%, 6/15/22	No Opt. Call	BBB+	2,425,878
1,000	5.000%, 6/15/22	No Opt. Call	AA	1,145,110
3,650	5.000%, 6/15/23	6/22 at 100.00	BBB+	4,110,010
2,965	5.000%, 6/15/24	6/22 at 100.00	BBB+	3,280,565
7,540	5.000%, 6/15/25	6/22 at 100.00	BBB+	8,218,902

Nuveen Investments	113

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$4,950	5.000%, 6/15/26	6/22 at 100.00	BBB+	$5,348,822
845	4.250%, 6/15/27	6/22 at 100.00	BBB+	859,365
4,625	5.000%, 6/15/28	No Opt. Call	BBB+	4,944,588

	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013:
1,350	5.000%, 1/01/28 (Alternative Minimum Tax)	1/24 at 100.00	BBB–	1,462,941
1,685	5.000%, 1/01/31 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	1,806,354

25,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/21	No Opt. Call	A1	29,187,750

400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.000%, 7/01/18	7/15 at 100.00	BBB	413,412

31,405	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B, 5.250%, 12/15/15 – AMBAC Insured	No Opt. Call	A1	33,933,731

8,075	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B, 5.250%, 12/15/17 (Pre-refunded 12/15/15) – FGIC Insured	12/15 at 100.00	AA+ (4)	8,737,554

1,340	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/31 – FGIC Insured	No Opt. Call	AA–	565,038

10,050	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	A1	11,821,815

3,670	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.500%, 6/15/31	6/21 at 100.00	A1	4,157,596

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA:
20,200	5.000%, 6/15/21	No Opt. Call	A1	23,610,770
14,000	5.000%, 6/15/22	No Opt. Call	A1	16,437,820

	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Refunding Bonds, Series 2012Q:
4,965	3.000%, 1/01/20	No Opt. Call	A1	5,182,268
2,950	3.000%, 1/01/21	No Opt. Call	A1	3,046,465

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
14,230	4.500%, 6/01/23	6/17 at 100.00	BB	13,831,275
625	4.625%, 6/01/26	6/17 at 100.00	B+	552,581
20,500	5.000%, 6/01/29	6/17 at 100.00	B	17,596,995
231,450	Total New Jersey			251,279,697

	New York – 6.2%

4,055	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.000%, 7/15/30	1/20 at 100.00	BBB–	4,426,073

355	Dormitory Authority of the State of New York, Mortgage Insurance Fund Project Pool Bonds, State of New York Mortgage Agency – AIDS Long Term Health Care Facility, Series 2005, 5.000%, 11/01/14	7/14 at 100.00	Aa1	356,434

5,125	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.000%, 7/01/24	7/19 at 100.00	Baa2	5,423,275

7,050	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2005A, 5.500%, 7/01/20 – FGIC Insured	No Opt. Call	AA–	8,500,397

6,665	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014A, 5.000%, 2/15/21	No Opt. Call	AAA	7,927,084

114	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Dormitory Authority of the State of New York, Third General Resolution Revenue Bonds, State University Educational Facilities Issue, Series 2012A:
$10,000	5.000%, 5/15/24	5/22 at 100.00	AA–	$11,653,800
9,230	5.000%, 5/15/25	5/22 at 100.00	AA–	10,641,267

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
130	0.000%, 6/01/17 – AGM Insured	No Opt. Call	AA	124,426
80	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	64,567
315	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA	242,588

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
1,755	5.000%, 12/01/19 (Pre-refunded 6/01/16) – FGIC Insured	6/16 at 100.00	AA– (4)	1,925,884
600	5.250%, 12/01/20 (Pre-refunded 6/01/16) – FGIC Insured	6/16 at 100.00	AA– (4)	661,536

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
750	5.000%, 12/01/16 – AGM Insured	6/16 at 100.00	AA	814,733
225	4.000%, 12/01/16 – AGM Insured	No Opt. Call	AA	239,774
705	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	AA–	755,809
580	5.000%, 12/01/26 – SYNCORA GTY Insured	6/16 at 100.00	A–	619,568

270	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35	6/16 at 100.00	A–	287,680

35	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C, 5.000%, 9/01/35 – AGC Insured	9/16 at 100.00	AA	37,596

265	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C, 5.000%, 9/01/35	9/16 at 100.00	A–	283,195

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006E:
2,475	5.000%, 12/01/17 – FGIC Insured	12/16 at 100.00	AA–	2,730,123
660	5.000%, 12/01/17	12/16 at 100.00	A–	723,782
1,555	5.000%, 12/01/18 – FGIC Insured	12/16 at 100.00	AA–	1,713,594
13,600	5.000%, 12/01/18 – NPFG Insured	12/16 at 100.00	AA–	14,987,064
210	5.000%, 12/01/20 – NPFG Insured	12/16 at 100.00	AA–	230,229
1,670	5.000%, 12/01/21 – FGIC Insured	12/16 at 100.00	AA–	1,824,158
195	5.000%, 12/01/21 – NPFG Insured	12/16 at 100.00	AA–	213,000
1,620	5.000%, 12/01/22 – FGIC Insured	12/16 at 100.00	AA–	1,765,217
1,050	5.000%, 12/01/22	12/16 at 100.00	A–	1,138,820

	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A:
160	5.000%, 4/01/19	No Opt. Call	A–	182,422
225	5.250%, 4/01/20	4/19 at 100.00	A–	251,750
500	5.250%, 4/01/21	4/19 at 100.00	A–	559,445
1,735	5.500%, 4/01/22	4/19 at 100.00	A–	1,956,039
255	5.000%, 4/01/23	4/19 at 100.00	A–	281,158
5	6.250%, 4/01/33	4/19 at 100.00	A–	5,845

	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F:
850	5.000%, 5/01/16 – NPFG Insured	No Opt. Call	AA–	918,816
860	5.000%, 5/01/17 – NPFG Insured	No Opt. Call	AA–	954,454
10,285	5.000%, 5/01/18 – NPFG Insured	11/16 at 100.00	AA–	11,304,038
1,320	5.000%, 5/01/19 – NPFG Insured	11/16 at 100.00	AA–	1,446,997
25	4.000%, 5/01/21 – NPFG Insured	11/16 at 100.00	AA–	26,499

Nuveen Investments	115

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$1,200	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/16	No Opt. Call	A–	$1,297,152

1,235	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A–	1,366,466

15,310	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/16 (Pre-refunded 11/15/15) – AMBAC Insured	11/15 at 100.00	A+ (4)	16,441,868

1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014B, 5.000%, 11/15/23	No Opt. Call	A+	1,180,460

2,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	2,202,760

3,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005C, 5.000%, 6/15/30	6/15 at 100.00	AAA	3,147,120

10,125	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/16	No Opt. Call	AAA	11,278,643

10,000	New York City, New York, General Obligation Bonds, Fiscal 2003 Series C-A. RMKT, 5.000%, 8/01/19	No Opt. Call	Aa2	11,764,900

100	New York City, New York, General Obligation Bonds, Fiscal Series 2002A, 5.750%, 8/01/15	7/14 at 100.00	AA	100,480

5,775	New York City, New York, General Obligation Bonds, Fiscal Series 2004I, 5.000%, 8/01/17 – NPFG Insured	8/14 at 100.00	AA	5,843,838

2,620	New York City, New York, General Obligation Bonds, Fiscal Series 2005H, 5.000%, 8/01/17 – NPFG Insured	8/14 at 100.00	Aa2	2,651,414

2,380	New York City, New York, General Obligation Bonds, Fiscal Series 2005H, 5.000%, 8/01/17 (Pre-refunded 8/01/14) – NPFG Insured	8/14 at 100.00	Aa2 (4)	2,409,226

21,235	New York City, New York, General Obligation Bonds, Fiscal Series 2007C-1, 5.000%, 10/01/18	10/17 at 100.00	AA	24,210,448

17,275	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A–	20,023,798

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B:
8,040	5.000%, 6/01/17	No Opt. Call	AA–	9,101,923
9,015	5.000%, 6/01/18	No Opt. Call	AA–	10,421,791

1,715	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2013A, 5.000%, 6/01/20	6/16 at 100.00	AA–	1,859,283

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2013B:
1,545	5.000%, 6/01/19	6/14 at 100.00	AA–	1,551,195
1,000	5.000%, 6/01/19	6/15 at 100.00	AA–	1,049,550
560	5.000%, 6/01/20	6/15 at 100.00	AA–	586,740
1,040	5.000%, 6/01/20	6/16 at 100.00	AA–	1,127,495
2,905	5.000%, 6/01/21	6/16 at 100.00	AA–	3,151,925
1,500	5.000%, 6/01/21	6/17 at 100.00	AA–	1,683,615
8,770	5.000%, 6/01/22	6/17 at 100.00	AA–	9,831,872

1,000	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital Health Center Project, Series 2014A, 5.125%, 7/01/31	7/19 at 100.00	BB	1,001,050

116	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$10,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/25	12/23 at 100.00	AA–	$11,923,100

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	875,359

2,550	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2014A, 5.000%, 11/15/22	No Opt. Call	AA–	3,082,568
231,135	Total New York			259,365,175

	North Carolina – 1.1%

900	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 5.250%, 6/01/20	6/18 at 100.00	BBB	982,530

610	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist University, Series 2012, 3.750%, 3/01/24	3/22 at 100.00	BBB	611,623

2,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2009A, 5.500%, 1/01/26	1/19 at 100.00	A–	2,232,420

	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012B:
5,000	5.000%, 1/01/20	No Opt. Call	A–	5,857,100
21,620	5.000%, 1/01/21	No Opt. Call	A–	25,362,854

1,700	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2008A, 5.250%, 1/01/22 – AGC Insured	1/18 at 100.00	AA	1,882,087

2,120	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Presbyterian Homes, Series 2006B, 5.000%, 10/01/14	No Opt. Call	N/R	2,131,066

4,955	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/26	1/19 at 100.00	A	5,653,605

820	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2012A, 4.000%, 1/01/20	No Opt. Call	A	916,096
39,725	Total North Carolina			45,629,381

	North Dakota – 0.2%

2,750	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	3,215,575

	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006:
1,180	5.000%, 7/01/14	No Opt. Call	BBB–	1,187,174
2,410	5.125%, 7/01/20	7/16 at 100.00	BBB–	2,502,279
6,340	Total North Dakota			6,905,028

	Ohio – 3.4%

1,000	Akron, Ohio, Certificates of Participation, Refunding Series 2005, 5.000%, 12/01/15 (Pre-refunded 6/01/15) – AGC Insured	6/15 at 100.00	AA (4)	1,052,260

1,900	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A, 5.000%, 5/01/33	5/22 at 100.00	AA–	2,037,769

1,260	Barberton City School District, Summit County, Ohio, General Obligation Bonds, School Improvement Series 2008, 4.750%, 12/01/21	6/18 at 100.00	AA	1,415,106

Nuveen Investments	117

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1:
$375	5.000%, 6/01/15	No Opt. Call	Aaa	$389,456
1,875	5.000%, 6/01/16	No Opt. Call	A1	2,008,031
135	5.000%, 6/01/17	No Opt. Call	A3	147,825

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
41,610	5.125%, 6/01/24	6/17 at 100.00	B–	35,962,275
435	5.875%, 6/01/30	6/17 at 100.00	B	364,452
150	5.750%, 6/01/34	6/17 at 100.00	B	123,314

1,000	Cincinnati, Ohio, General Obligation Bonds, Refunding & Improvement Various Purpose Series 2014A, 5.000%, 12/01/17	No Opt. Call	Aa2	1,144,530

3,240	Cleveland, Ohio, Airport System Revenue Bonds, Series 2009C, 5.000%, 1/01/21 – AGM Insured	1/19 at 100.00	AA	3,569,994

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,700	5.000%, 12/01/22	12/19 at 100.00	AA	1,895,823
1,780	5.000%, 12/01/23	12/19 at 100.00	AA	1,970,068

4,740	Columbus, Ohio, Sewerage System Revenue Bonds, Tender Option Bond Trust 2456, 18.006%, 12/01/15 (IF)	No Opt. Call	AA+	7,220,726

2,905	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.500%, 8/15/24	8/18 at 100.00	A3	3,151,693

1,095	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, Refunding Series 2007, 4.375%, 12/01/19 – AGM Insured	12/16 at 100.00	Aa1	1,174,300

	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006:
1,970	5.250%, 5/15/15	No Opt. Call	A	2,064,245
750	5.250%, 5/15/16	No Opt. Call	A	814,823

7,450	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/27	2/23 at 100.00	BB+	7,263,974

	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
775	4.000%, 10/01/18	No Opt. Call	A1	846,238
870	4.000%, 10/01/19	No Opt. Call	A1	952,589
1,150	4.000%, 10/01/20	No Opt. Call	A1	1,254,363
1,205	5.000%, 10/01/21	No Opt. Call	A1	1,388,003
965	5.000%, 10/01/22	No Opt. Call	A1	1,120,490

6,855	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2006A, 3.750%, 12/01/23	No Opt. Call	BBB–	7,133,656

1,000	Ohio Higher Education Facilities Commission, Revenue Bonds, John Carroll University, Series 1997, 4.500%, 4/01/15	No Opt. Call	A3	1,031,150

11,015	Ohio State, General Obligation Bonds, Common Schools Series 2007A, 5.000%, 6/15/15	No Opt. Call	AA+	11,613,445

6,960	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011B, 4.000%, 9/15/21	No Opt. Call	AA+	7,871,064

8,160	Ohio State, General Obligation Bonds, Refunding Higher Education Series 2012C, 5.000%, 8/01/21	No Opt. Call	AA+	9,810,034

8,000	Ohio State, General Obligation Highway Capital Improvement Bonds, Series 2012Q, 5.000%, 5/01/21	No Opt. Call	AAA	9,612,560

118	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$12,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2014, 5.000%, 6/01/21 (WI/DD, Settling 5/01/14)	No Opt. Call	AAA	$14,465,880

500	Richland County, Ohio, General Obligation Bonds, Correctional Facilities Improvement Refunding Series 2008, 5.875%, 12/01/24 – AGC Insured	12/18 at 100.00	A2	563,985

	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006:
735	5.000%, 11/15/14	No Opt. Call	A–	750,773
805	5.000%, 11/15/16	No Opt. Call	A–	875,743

1,250	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012, 5.000%, 12/01/22	No Opt. Call	N/R	1,240,488
137,615	Total Ohio			144,301,125

	Oklahoma – 0.8%

	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012:
2,290	4.500%, 9/01/21	No Opt. Call	A+	2,555,297
2,810	4.000%, 9/01/22	9/21 at 100.00	A+	3,011,870
1,415	4.000%, 9/01/23	9/21 at 100.00	A+	1,497,778

2,495	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.500%, 9/01/23	9/16 at 100.00	BBB–	2,585,419

	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Refunding Series 2014A:
1,245	5.000%, 7/01/22	No Opt. Call	AA	1,502,304
2,000	5.000%, 7/01/23	No Opt. Call	AA	2,424,780
1,000	5.000%, 7/01/24	No Opt. Call	AA	1,218,230
2,500	5.000%, 7/01/25	7/24 at 100.00	AA	3,016,975

10,000	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/27 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 100.00	AA (4)	10,562,200

790	Stillwater Medical Center Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.250%, 5/15/14	No Opt. Call	BBB+	791,477

1,050	Stillwater Medical Center Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.250%, 5/15/15 (Pre-refunded 5/15/14)	5/14 at 100.00	BBB+ (4)	1,052,226

3,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2009A, 5.375%, 6/01/24	6/15 at 100.00	BBB+	3,083,790
30,595	Total Oklahoma			33,302,346

	Oregon – 0.8%

	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Refunding Bonds, Series 2012B:
5,900	4.000%, 6/15/22	No Opt. Call	AA+	6,657,029
3,340	4.000%, 6/15/23	No Opt. Call	AA+	3,742,904

4,145	Clackamas Community College District, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/15/20 – FGIC Insured	No Opt. Call	AA	4,927,369

11,110	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2013A, 5.000%, 11/15/38	11/23 at 100.00	AAA	12,485,418

4,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/22	5/19 at 100.00	AAA	4,627,800

Nuveen Investments	119

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oregon (continued)

	Umatilla County School District 016R Pendleton, Oregon, General Obligation Bonds, Series 2014A:
$1,000	5.000%, 6/15/28	6/24 at 100.00	Aa1	$1,182,160
1,080	5.000%, 6/15/29	6/24 at 100.00	Aa1	1,265,825
30,575	Total Oregon			34,888,505

	Pennsylvania – 3.9%

2,015	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008B, 5.000%, 6/15/18	No Opt. Call	Aa3	2,315,477

1,000	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012, 5.000%, 12/01/25	12/22 at 100.00	AA–	1,133,500

25,815	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 2.500%, 12/01/41 (Mandatory put 6/01/17)	No Opt. Call	Baa3	25,875,665

1,315	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 4.125%, 8/01/20	8/19 at 100.00	Aa2	1,466,909

	Delaware County Authority, Pennsylvania, Hospital Revenue Bonds, Crozer-Chester Medical Center, Refunding Series 2005:
1,275	5.000%, 12/15/15 – RAAI Insured	No Opt. Call	BBB–	1,336,557
1,405	5.000%, 12/15/17 – RAAI Insured	12/15 at 100.00	BBB–	1,459,036

	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008:
535	5.250%, 10/01/20	10/18 at 100.00	BBB	586,488
565	5.375%, 10/01/21	10/18 at 100.00	BBB	614,528

	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann University, Series 2010:
1,000	5.000%, 10/01/21	10/20 at 100.00	BBB	1,085,700
1,050	5.000%, 10/01/25	10/20 at 100.00	BBB	1,107,225

3,140	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R	3,205,720

1,300	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.000%, 1/01/27	1/17 at 100.00	A	1,337,518

1,000	Montgomery County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, Whitemarsh Continuing Care, Series 2005, 6.125%, 2/01/28	2/15 at 100.00	N/R	1,012,180

3,305	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	BBB+	3,703,880

	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Guaranteed Series 2013B:
1,975	5.500%, 1/01/25	1/24 at 100.00	AA	2,398,697
2,265	5.500%, 1/01/26	1/24 at 100.00	AA	2,723,413
2,260	5.500%, 1/01/27	1/24 at 100.00	AA	2,698,598

	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Insured Series 2013C:
500	5.500%, 1/01/25 – AGM Insured	No Opt. Call	AA	607,265
1,095	5.500%, 1/01/26 – AGM Insured	1/24 at 100.00	AA	1,316,617
2,505	5.500%, 1/01/28 – AGM Insured	1/24 at 100.00	AA	2,965,920
2,050	5.500%, 1/01/29 – AGM Insured	1/24 at 100.00	AA	2,390,177
1,255	5.500%, 1/01/31 – AGM Insured	1/24 at 100.00	AA	1,445,434

120	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B:
$2,175	5.000%, 1/01/21	1/19 at 100.00	Aaa	$2,526,089
9,575	5.000%, 7/01/21	1/18 at 100.00	Aaa	10,875,285
7,800	5.000%, 1/01/22	7/17 at 100.00	Aaa	8,808,930
11,765	5.000%, 7/01/22	7/16 at 100.00	Aaa	12,862,675

9,785	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA	9,897,723

2,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A, 0.000%, 12/01/34	No Opt. Call	AA	1,435,060

16,020	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	16,094,813

3,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/30	8/20 at 100.00	BBB+	3,209,700

10,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 8/01/19 – AMBAC Insured	8/15 at 100.00	Aa3	10,529,200

4,270	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2010A, 5.000%, 6/01/16	No Opt. Call	Aa3	4,628,338

11,050	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 0.938%, 12/01/24	12/17 at 100.00	AA–	9,987,432

	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2013:
1,400	5.000%, 12/01/19	No Opt. Call	BBB–	1,539,832
730	5.000%, 12/01/20	No Opt. Call	BBB–	799,657
1,105	5.000%, 12/01/21	No Opt. Call	BBB–	1,197,632
1,625	5.000%, 12/01/22	No Opt. Call	BBB–	1,750,206
1,705	5.000%, 12/01/23	6/23 at 100.00	BBB–	1,827,487
1,795	5.000%, 12/01/24	6/23 at 100.00	BBB–	1,912,932

60	Trinity Area School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/19 – AGM Insured	No Opt. Call	A1	66,977

1,205	Westmoreland County Industrial Development Authority, Pennsylvania, Retirement Community Revenue Bonds, Redstone Presbyterian SeniorCare Obligated Group, Series 2005A, 5.500%, 1/01/16 (ETM)	No Opt. Call	N/R (4)	1,304,292
155,690	Total Pennsylvania			164,040,764

	Puerto Rico – 0.4%

540	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A, 4.250%, 7/01/25	No Opt. Call	BB+	356,357

3,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT, 5.000%, 7/01/24 – NPFG Insured	7/17 at 100.00	AA–	2,841,600

4,995	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2003H, 5.250%, 7/01/14 – FGIC Insured	No Opt. Call	BB+	4,987,757

1,015	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2007M, 5.500%, 7/01/35 (Mandatory put 7/01/17) – AMBAC Insured	7/17 at 100.00	BB+	966,625

6,185	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	4,800,488

4,515	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/16 – NPFG Insured	No Opt. Call	AA–	4,611,711
20,250	Total Puerto Rico			18,564,538

Nuveen Investments	121

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Rhode Island – 0.2%

$4,300	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 5.500%, 9/01/28	9/23 at 100.00	BBB	$4,507,561

	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
2,030	6.000%, 6/01/23	7/14 at 100.00	A2	2,030,325
465	6.125%, 6/01/32	7/14 at 100.00	BBB+	464,995
6,795	Total Rhode Island			7,002,881

	South Carolina – 1.3%

12,700	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/24	12/16 at 100.00	AA	13,838,428

	Newberry Investing in Children’s Education, South Carolina, Installment Purchase Revenue Bonds, Newberry County School District Project, Series 2005:
1,500	5.250%, 12/01/23	12/15 at 100.00	A2	1,586,655
2,000	5.250%, 12/01/24	12/15 at 100.00	A2	2,115,540

	South Carolina JOBS Economic Development Authority, Hospital Revenue Bonds, Bon Secours Health System Obligated Group, Series 2012:
1,850	5.000%, 11/01/20	No Opt. Call	A–	2,106,521
7,500	5.000%, 11/01/27	11/22 at 100.00	A–	8,189,550
13,190	5.000%, 11/01/28	11/22 at 100.00	A–	14,281,077
1,225	5.000%, 11/01/29	11/22 at 100.00	A–	1,316,214

1,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding & Improvement Series 2009, 5.000%, 8/01/18	No Opt. Call	BBB+	1,097,180

6,810	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2004B, 5.250%, 10/01/16 – AMBAC Insured	No Opt. Call	A1	7,583,344

500	Spartanburg Regional Health Services District Inc., South Carolina, Hospital Revenue Bonds, Refunding Series 2008D, 5.250%, 4/15/20	4/18 at 100.00	AA	561,365

1,520	Spartanburg Regional Health Services District, Inc., South Carolina, Hospital Revenue Refunding Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A1	1,632,343
49,795	Total South Carolina			54,308,217

	South Dakota – 0.3%

2,385	Deadwood, South Dakota, Certificates of Participation, Crossover Refunding Series 2005, 5.000%, 11/01/18 – ACA Insured	11/15 at 100.00	A	2,500,720

	South Dakota Building Authority, Revenue Bonds, Series 2013B:
525	5.000%, 6/01/22	No Opt. Call	AA	619,815
1,000	5.000%, 6/01/24	6/23 at 100.00	AA	1,169,060

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Huron Regional Medical Center, Series 2005:
760	5.000%, 4/01/17	7/14 at 100.00	A–	762,614
800	5.000%, 4/01/18	7/14 at 100.00	A–	802,680
840	5.000%, 4/01/19	7/14 at 100.00	A–	842,596
820	5.000%, 4/01/20	7/14 at 100.00	A–	822,386

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/19	5/17 at 100.00	A+	1,083,860

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2009, 5.000%, 11/01/24	11/19 at 100.00	A+	1,089,100

122	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Dakota (continued)

$1,500	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Vocational Education Program, Series 2008, 5.125%, 8/01/28 – AGC Insured	8/18 at 100.00	AA	$1,661,055

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community Project, Series 2006:
300	4.550%, 9/01/14	No Opt. Call	A	302,952
1,770	5.000%, 9/01/25	9/14 at 100.00	A	1,775,115
12,700	Total South Dakota			13,431,953

	Tennessee – 1.4%

2,265	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.125%, 10/01/28	10/18 at 100.00	A+	2,607,740

3,460	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.125%, 10/01/29	10/19 at 100.00	N/R	3,718,116

3,650	Jackson, Tennessee, Hospital Revenue Refunding Bonds, Jackson-Madison County General Hospital Project, Series 2008, 5.250%, 4/01/23	4/18 at 100.00	A+	3,976,858

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
715	5.000%, 7/01/15	No Opt. Call	BBB+	744,401
750	5.000%, 7/01/18	7/16 at 100.00	BBB+	792,263

5,000	Knox County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2007, 5.250%, 4/01/27	4/17 at 100.00	BBB+	5,191,050

	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2012A:
1,400	4.000%, 1/01/22	No Opt. Call	A	1,490,300
3,180	5.000%, 1/01/23	No Opt. Call	A	3,599,951
1,300	4.000%, 1/01/23	No Opt. Call	A	1,374,113
1,750	5.000%, 1/01/24	No Opt. Call	A	1,962,818

	Memphis and Shelby County Port Commission, Tennessee, Port Development Revenue Bonds, Series 2011:
1,480	5.250%, 4/01/23	4/21 at 100.00	AA–	1,712,700
1,560	5.250%, 4/01/24	4/21 at 100.00	AA–	1,789,632
1,240	5.250%, 4/01/25	4/21 at 100.00	AA–	1,410,872

1,000	Memphis, Tennessee, General Improvement Bonds, Series 2005, 5.000%, 10/01/16 – NPFG Insured	No Opt. Call	AA	1,110,640

3,175	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2007C, 5.000%, 11/01/17 – NPFG Insured	No Opt. Call	AA–	3,537,204

4,430	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009A, 5.125%, 11/01/24	11/19 at 100.00	AA–	4,872,734

	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009B:
1,000	5.500%, 11/01/20	11/19 at 100.00	AA–	1,173,330
1,860	5.250%, 11/01/25	11/19 at 100.00	AA–	2,038,188

1,400	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.000%, 9/01/19	9/16 at 100.00	BBB+	1,484,574

2,000	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2003, 5.000%, 9/01/16 – RAAI Insured	6/14 at 100.00	BBB+	2,006,180

11,910	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/20	No Opt. Call	A	13,541,075
54,525	Total Tennessee			60,134,739

Nuveen Investments	123

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas – 8.4%

$1,110	Alvin Independent School District, Brazoria County, Texas, General Obligation Bonds, Refunding Series 2007, 4.125%, 2/15/19	2/16 at 100.00	AAA	$1,163,313

5,910	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R	6,095,219

2,125	Brownsville, Texas, General Obligation Bonds, Refunding Series 2005, 5.000%, 2/15/17 – NPFG Insured	2/15 at 100.00	AA–	2,203,115

3,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Refunding Series 2013A, 5.000%, 1/01/33	1/23 at 100.00	Baa2	3,152,670

3,380	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	Baa2	3,709,144

8,000	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, School Building and Refunding Series 2012, 5.000%, 2/15/26	2/21 at 100.00	AAA	9,397,520

1,180	Corinth, Texas, Certificates of Obligation, Series 2007, 4.500%, 2/15/19 – NPFG Insured	2/17 at 100.00	Aa2	1,273,043

5,715	Dallas County Utility and Reclamation District, Texas, General Obligation Bonds, Refunding Series 2005A, 5.150%, 2/15/22 – AMBAC Insured	2/17 at 100.00	A3	6,210,262

4,995	Dallas, Texas, General Obligation Bonds, Refunding & Improvements Series 2007, 4.500%, 2/15/27	2/17 at 100.00	AA+	5,360,334

5	Dallas, Texas, General Obligation Bonds, Refunding & Improvements Series 2007, 4.500%, 2/15/27 (Pre-refunded 2/15/17)	2/17 at 100.00	Aa1 (4)	5,542

10,010	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Refunding Series 2007, 5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA	10,693,583

2,440	El Paso County, Texas, General Obligation Bonds, Refunding Series 2007, 5.000%, 2/15/18 – NPFG Insured	No Opt. Call	AA	2,793,410

650	El Paso, Texas, Water and Sewer Revenue Bonds, Refunding Series 2006A, 4.000%, 3/01/18 – AGM Insured	3/15 at 100.00	AA+	666,588

1,120	Elgin Independent School District, Bastrop County, Texas, General Obligation Bonds, School Building Series 2007, 4.375%, 8/01/19	8/17 at 100.00	AAA	1,226,299

2,000	Fort Bend Independent School District, Fort Bend County, Texas, General Obligation Bonds, School Building Series 2009, 4.550%, 2/15/25	8/19 at 100.00	AA+	2,237,040

2,045	Frisco, Collins and Denton Counties, Texas, Certificates of Obligation, Series 2007, 4.500%, 2/15/16 – AMBAC Insured	No Opt. Call	Aa1	2,197,598

875	Giddings Independent School District, Fayette, Lee, and Washington Counties, Texas, General Obligation Bonds, School Building Series 2007A, 4.250%, 2/15/19	2/17 at 100.00	Aaa	946,033

7,300	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53	10/23 at 100.00	AA+	7,706,610

635	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2007A, 4.500%, 2/15/18	2/17 at 100.00	AAA	697,370

	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist University Project, Improvement and Refunding Series 2010:
875	4.000%, 3/01/21	No Opt. Call	A–	918,514
500	4.000%, 3/01/22	3/21 at 100.00	A–	519,705
800	4.000%, 3/01/23	3/21 at 100.00	A–	825,360
440	4.250%, 3/01/25	3/21 at 100.00	A–	453,152

124	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,815	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Refunding Series 2013A, 5.000%, 12/01/23	No Opt. Call	A+	$2,103,313

1,950	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2008B, 7.125%, 12/01/31 (Pre-refunded 12/01/18)	12/18 at 100.00	A1 (4)	2,471,976

6,900	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, St. Luke’s Episcopal Hospital, Series 1991A, 6.750%, 2/15/21 (ETM)	7/14 at 100.00	AA+ (4)	7,943,004

	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Contractual Obligation Series 2014:
5,690	5.000%, 11/01/27	11/24 at 100.00	AA+	6,771,783
1,250	5.000%, 11/01/28	11/24 at 100.00	AA+	1,479,575
1,500	5.000%, 11/01/29	11/24 at 100.00	AA+	1,764,870

	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Series 2009A:
5,120	5.000%, 11/01/22	11/19 at 100.00	AA+	6,050,765
5,385	5.000%, 11/01/23	11/19 at 100.00	AA+	6,351,500
5,660	5.000%, 11/01/24	11/19 at 100.00	AA+	6,659,499

2,320	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Tender Option Bond Trust 1014, 13.833%, 11/01/41 (IF) (8)	11/21 at 100.00	AA+	2,915,915

	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010:
2,270	5.000%, 7/01/19	No Opt. Call	BBB+	2,459,772
2,380	5.000%, 7/01/20	No Opt. Call	BBB+	2,551,193

	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2014C:
2,600	5.000%, 5/15/20	No Opt. Call	AA	3,093,142
2,000	5.000%, 5/15/21	No Opt. Call	AA	2,395,360

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B:
6,355	5.250%, 9/01/24	9/16 at 100.00	A2	6,915,765
6,920	5.250%, 9/01/25	9/16 at 100.00	A2	7,483,980
4,295	5.250%, 9/01/26	9/16 at 100.00	A2	4,624,856

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
8,000	0.000%, 9/01/22 – AMBAC Insured	No Opt. Call	A2	5,785,040
3,810	0.000%, 9/01/23 – AMBAC Insured	No Opt. Call	A2	2,602,763

	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011B:
1,900	5.000%, 7/01/25	7/21 at 100.00	A+	2,138,241
2,025	5.000%, 7/01/26	7/21 at 100.00	A+	2,256,822

	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2012B:
18,225	5.000%, 7/01/31	7/22 at 100.00	A+	19,674,617
5,000	5.000%, 7/01/32	7/22 at 100.00	A+	5,354,250

715	Howard County Junior College District, Texas, General Obligation Bonds, Series 2007, 4.250%, 2/15/18 – AMBAC Insured	2/17 at 100.00	AA–	773,966

1,595	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.000%, 8/15/14	No Opt. Call	BBB–	1,609,068

Nuveen Investments	125

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$6,075	Laredo, Texas, International Toll Bridge Revenue Bonds, Series 2005B, 5.000%, 10/01/18 – AGM Insured	10/15 at 100.00	AA	$6,467,202

	League City, Texas, Waterworks and Sewer System Revenue Bonds, Series 2008:
1,245	4.000%, 2/15/18 – AGM Insured	2/17 at 100.00	AA	1,347,202
1,315	4.375%, 2/15/23 – AGM Insured	2/17 at 100.00	AA	1,424,184

2,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB–	2,090,060

1,000	Lubbock Educational Facilities Authority, Texas, Revenue Bonds, Lubbock Christian University, Refunding & Improvement Series 2007, 5.000%, 11/01/16	No Opt. Call	BBB	1,079,190

770	Mansfield Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006, 5.000%, 2/15/22 (Pre-refunded 2/15/16)	2/16 at 100.00	AAA	834,295

	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
3,045	5.000%, 12/01/25	No Opt. Call	Baa2	3,234,917
2,720	5.250%, 12/01/28	12/25 at 100.00	Baa2	2,897,453

	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012:
4,340	5.000%, 8/15/24	8/22 at 100.00	AA	5,008,143
4,710	5.000%, 8/15/25	8/22 at 100.00	AA	5,400,062
3,920	5.000%, 8/15/26	8/22 at 100.00	AA	4,452,297
7,025	5.000%, 8/15/27	8/22 at 100.00	AA	7,812,081

2,505	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008A, 6.000%, 1/01/24	1/18 at 100.00	A2	2,842,023

3,095	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Variable Rate Demand Series 2008-E3, 5.750%, 1/01/38 (Mandatory put 1/01/16)	No Opt. Call	A2	3,338,546

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D:
8,565	5.250%, 9/01/25	9/21 at 100.00	AA+	10,035,268
5,000	5.250%, 9/01/26	9/21 at 100.00	AA+	5,823,300

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
2,370	0.000%, 9/01/43	9/31 at 100.00	AA+	1,825,327
9,130	0.000%, 9/01/45	9/31 at 100.00	AA+	7,726,902

1,000	Northwest Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 2006, 4.500%, 2/15/26	2/16 at 100.00	Aaa	1,063,570

1,000	Plano Independent School District, Collin County, Texas, General Obligation Bonds, Series 2008A, 5.000%, 2/15/25	2/18 at 100.00	Aaa	1,133,950

875	San Angelo, Texas, Certificates of Obligation Bonds, Tom Green County Series 2007A, 4.400%, 2/15/19 – NPFG Insured	2/17 at 100.00	AA+	953,050

2,535	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AA+ (4)	2,711,208

	San Antonio, Texas, General Obligation Bonds, Series 2006:
1,000	4.125%, 2/01/19	2/16 at 100.00	AAA	1,060,860
1,140	4.250%, 2/01/20	2/16 at 100.00	AAA	1,208,560

575	San Leanna Education Facilities Corporation, Texas, Higher Education Revenue Bonds, Saint Edward’s University Project, Series 2007, 5.000%, 6/01/19	6/17 at 100.00	BBB+	618,493

870	Sunnyvale School District, Texas, General Obligation Bonds, School Building Series 2007, 4.400%, 2/15/20	2/17 at 100.00	AAA	937,477

126	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,235	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Northwest Senior Housing-Edgemere Project, Series 2006A, 5.750%, 11/15/14	No Opt. Call	BBB	$1,265,653

4,825	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	Aa3	5,249,311

1,285	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Series 2013, 5.125%, 9/01/33	9/23 at 100.00	A2	1,355,624

5,010	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/19	2/17 at 100.00	AA–	5,536,200

2,210	Teague Independent School District, Freestone County, Texas, Unlimited Tax General Obligation Bonds, School Building Series 2008, 5.000%, 2/15/19	2/18 at 100.00	AAA	2,513,300

5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/21	No Opt. Call	A3	5,515,500

2,030	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2007, 5.000%, 4/01/17	No Opt. Call	AAA	2,289,069

4,515	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2014A, 5.000%, 4/01/20	No Opt. Call	AAA	5,394,883

5,000	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Tender Option Bond Trust 3216, 17.805%, 10/01/14 (IF)	No Opt. Call	AAA	6,801,800

4,645	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2008, Trust 2568, 17.901%, 10/01/15 (IF)	No Opt. Call	AAA	7,124,315

1,500	Texas State, General Obligation Bonds, Water Financial Assistance, Refunding Series 2007A, 5.000%, 8/01/17	No Opt. Call	AAA	1,709,910

	Travis County Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Querencia Barton Creek, Series 2005:
1,000	5.250%, 11/15/17	11/15 at 100.00	N/R	1,027,470
900	5.500%, 11/15/25	11/15 at 100.00	N/R	907,902

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007:
5,000	5.250%, 7/01/26	7/17 at 100.00	Baa1	5,202,950
11,300	5.250%, 7/01/28	7/17 at 100.00	Baa1	11,668,267

	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011:
2,675	3.500%, 8/15/18	No Opt. Call	A	2,828,759
2,900	4.000%, 8/15/19	No Opt. Call	A	3,134,581
3,015	4.000%, 8/15/20	No Opt. Call	A	3,232,110
3,135	4.000%, 8/15/21	No Opt. Call	A	3,345,891

500	Victoria Independent School District, Victoria County, Texas, General Obligation Bonds, School Building Series 2007, 5.000%, 2/15/18	2/17 at 100.00	AAA	559,855

1,000	Victoria, Texas, Utility System Revenue Refunding Bonds, Series 2007, 4.400%, 12/01/19 – AMBAC Insured	12/17 at 100.00	AA–	1,088,350

8,830	Williamson County, Texas, General Obligation Bonds, Limited Tax Refunding Series 2012, 5.000%, 2/15/26	2/22 at 100.00	AAA	10,365,890
326,125	Total Texas			356,125,669

Nuveen Investments	127

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah – 0.5%

$6,345	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	$6,701,843

	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
3,340	5.000%, 9/01/23	9/22 at 100.00	A–	3,850,118
2,000	5.000%, 9/01/25	9/22 at 100.00	A–	2,263,840
2,265	5.000%, 9/01/26	9/22 at 100.00	A–	2,539,133

	Utah, General Obligation Bonds, Series 2009, Trust 2987:
1,250	17.840%, 7/01/21 (IF) (Pre-refunded 7/01/18)	7/18 at 100.00	AAA	2,085,850
2,500	17.840%, 7/01/22 (IF) (Pre-refunded 7/01/18)	7/18 at 100.00	AAA	4,171,700
17,700	Total Utah			21,612,484

	Virgin Islands – 0.2%

1,580	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	1,636,485

6,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB	6,394,080
7,580	Total Virgin Islands			8,030,565

	Virginia – 0.1%

750	Roanoke Economic Development Authority, Virginia, Residential Care Facility Mortgage Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012, 5.000%, 12/01/32	No Opt. Call	N/R	709,155

1,260	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,316,776
2,010	Total Virginia			2,025,931

	Washington – 2.0%

4,930	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Series 2007, 5.000%, 1/01/19 – FGIC Insured	1/17 at 100.00	AA–	5,396,723

1,515	Clark County School District 37, Vancouver, Washington, General Obligation Bonds, Series 1998, 5.250%, 12/01/14 – AGM Insured	No Opt. Call	AA	1,560,056

2,735	Douglas County Public Utility District 1, Washington, Revenue Bonds, Wells Hydroelectric, Series 1963, 4.000%, 9/01/18 (ETM)	No Opt. Call	AA (4)	2,927,407

545	King County School District 401, Highline, Washington, General Obligation Bonds, Series 2006, 5.250%, 12/01/25 (Pre-refunded 12/01/16) – AGM Insured	12/16 at 100.00	AA+ (4)	612,880

265	King County School District 412 Shoreline, Washington, General Obligation Bonds, Series 2008, 5.750%, 12/01/21	12/18 at 100.00	AA+	315,702

5,055	King County, Washington, General Obligation Bonds, Harborview Medical Center, Series 2004, 5.000%, 12/01/14 – AMBAC Insured	6/14 at 100.00	AAA	5,076,332

1,175	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Series 2005, 5.375%, 12/01/22	12/15 at 100.00	Baa2	1,209,522

5,690	Spokane County School District 356 Central Valley, Washington, General Obligation Bonds, Unlimited Tax Deferred Interest Series 1998B, 0.000%, 12/01/14 – FGIC Insured	No Opt. Call	Aa2	5,681,294

1,000	Spokane County School District 81, Spokane, Washington, General Obligation Bonds, Series 2005, 5.000%, 6/01/16 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	Aa1 (4)	1,052,710

128	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$8,900	Tacoma, Washington, Electric System Revenue Bonds, Series 2004A, 5.250%, 1/01/16 (Pre-refunded 7/01/14) – FGIC Insured	7/14 at 100.00	AA (4)	$8,977,074

6,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	6,363,060

	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A:
1,250	5.000%, 11/15/22	No Opt. Call	A+	1,445,300
2,000	5.000%, 11/15/24	5/24 at 100.00	A+	2,302,900

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
3,125	6.250%, 7/01/24	7/19 at 100.00	BBB	3,495,094
2,000	6.750%, 7/01/29	7/19 at 100.00	BBB	2,240,540

3,250	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.125%, 10/01/24	10/19 at 100.00	Baa1	3,491,540

3,005	Washington State, General Obligation Bonds, Various Purpose Refunding Series 2005A, 5.000%, 1/01/25 – AMBAC Insured	1/15 at 100.00	AA+	3,091,213

3,005	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008, Trust 2599, 18.110%, 1/01/16 (IF)	No Opt. Call	AA+	4,664,511

12,000	Washington, General Obligation Bonds, Series 1992B and Series 1992AT-7, 6.400%, 6/01/17 – NPFG Insured	No Opt. Call	AA+	13,143,600

3,010	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/16 – FGIC Insured	No Opt. Call	AA+	2,987,756

2,275	Washington, Various Purpose General Obligation Bonds, Series 1998C, 5.500%, 7/01/14	No Opt. Call	AA+	2,295,862

4,415	Whidbey Island Public Hospital District, Island County, Washington, General Obligation Bonds, Whidbey General Series 2013, 5.500%, 12/01/33	12/22 at 100.00	A2	4,868,465
77,145	Total Washington			83,199,541

	West Virginia – 0.0%

1,630	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding Series 2008E, 5.375%, 6/01/28	12/18 at 100.00	A	1,758,411

	Wisconsin – 2.9%

2,000	Franklin, Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management of Wisconsin, Inc. Project, Series 2006A, 4.950%, 11/01/16 (Mandatory put 5/01/16) (Alternative Minimum Tax)	No Opt. Call	A–	2,160,000

	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A:
335	5.000%, 4/01/20	No Opt. Call	Aa3	386,188
795	5.000%, 4/01/21	No Opt. Call	Aa3	914,838
460	5.000%, 4/01/22	No Opt. Call	Aa3	526,337

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A:
1,020	5.000%, 7/15/25	7/21 at 100.00	A	1,105,139
13,970	5.000%, 7/15/27 – AGM Insured	7/21 at 100.00	A2	14,912,835

2,060	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	Baa2	2,258,399

Nuveen Investments	129

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Children’s Hospital of Wisconsin Inc., Series 2008B:
$1,400	4.350%, 8/15/19	No Opt. Call	AA–	$1,580,012
8,670	5.500%, 8/15/29	2/20 at 100.00	AA–	9,506,482

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB	2,048,060

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, EastCastle Place Inc., Series, 5.750%, 12/01/19	7/14 at 100.00	N/R	1,866,640

1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.375%, 5/01/18	7/14 at 100.00	BBB	1,254,263

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007:
2,275	5.000%, 9/01/20	9/17 at 100.00	BBB+	2,413,366
2,505	5.000%, 9/01/22	9/17 at 100.00	BBB+	2,611,513

3,455	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19	No Opt. Call	A2	3,609,058

5,325	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	A2	5,974,224

1,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/24	8/22 at 100.00	A+	2,005,868

170	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Vernon Memorial Healthcare Inc., Series 2005, 4.650%, 3/01/15	No Opt. Call	BBB	175,185

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A:
2,455	5.250%, 8/15/19	8/16 at 100.00	A–	2,639,125
11,955	5.250%, 8/15/20	8/16 at 100.00	A–	12,778,102

10,050	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/21	8/16 at 100.00	A–	10,660,638

775	Wisconsin Housing and Economic Development Authority, Insured Mortgage Revenue Refunding Bonds, Series 1977A, 5.800%, 6/01/17 (ETM)	No Opt. Call	N/R (4)	832,304

9,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.000%, 5/01/27	5/19 at 100.00	AA–	10,935,810

5,800	Wisconsin State, General Obligation Bonds, Refunding Series 2014-2, 5.000%, 5/01/24	5/22 at 100.00	AA	6,886,746

10,170	Wisconsin State, General Obligation Bonds, Series 2005I, 5.000%, 5/01/16 – NPFG Insured	5/15 at 100.00	AA	10,640,363

	Wisconsin State, Transportation Revenue Bonds, Series 2014-1:
1,100	5.000%, 7/01/24	7/19 at 100.00	AA+	1,270,852
3,250	5.000%, 7/01/25	7/19 at 100.00	AA+	3,754,790
3,980	5.000%, 7/01/26	7/19 at 100.00	AA+	4,564,304

1,450	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, The Medical College of Wisconsin, Inc., Series 2004A, 5.000%, 12/01/15 – NPFG Insured	12/14 at 100.00	AA–	1,485,337
111,425	Total Wisconsin			121,756,778

130	Nuveen Investments

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	Wyoming – 0.1%

$5,500	Sweetwater County, Wyoming, Hospital Revenue Refunding Bonds, Memorial Hospital Project, Series 2013A, 5.000%, 9/01/30		9/23 at 100.00	BBB	$5,707,360
$3,833,175	Total Municipal Bonds (cost $3,945,570,415)				4,120,147,143

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$205	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	5.500%	7/15/19	N/R	$36,891

57	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	3.000%	7/15/55	N/R	7,595
$262	Total Corporate Bonds (cost $15,664)				44,486
	Total Long-Term Investments (cost $3,945,586,079)				4,120,191,629

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 1.0%

	MUNICIPAL BONDS – 1.0%

	California – 0.2%

$8,900	San Jose, California, Airport Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 3923, 0.240%, 9/01/31 – AMBAC Insured (11)		3/17 at 100.00	VMIG–1	$8,900,000

	District of Columbia – 0.1%

3,980	District of Columbia Water and Sewerage Authority, Public Utility Revenue Bonds, Subordinate Lien, Variable Rate Demand Obligations, Tender Option Bond Trust 3302, 0.140%, 4/01/16 (11)		No Opt. Call	A–1	3,980,000

	Florida – 0.1%

5,675	Miami-Dade County School Board, Florida, Certificates of Participation, Variable Rate Demand Obligations, Tender Option Bond Trust 4009Z, 0.240%, 11/01/16 – AGC Insured (11)		No Opt. Call	A–1	5,675,000

	Oregon – 0.1%

5,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 4411, 0.130%, 5/15/21 (11)		No Opt. Call	A–1	5,000,000

	South Carolina – 0.3%

10,000	Charleston Educational Excellence Financing Corporation, South Carolina, Revenue Bonds, Variable Rate Demand Obligations, Series 2005, 0.140%, 7/01/15 (11)		No Opt. Call	A–1	10,000,000

	Tennessee – 0.1%

5,000	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 4416, 0.130%, 7/01/21 (11)		No Opt. Call	A–1	5,000,000

Nuveen Investments	131

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia – 0.1%

$5,000	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Loan Bond Program, Variable Rate Demand Obligations, Tender Option Bond Trust 3999, 0.130%, 11/01/19 (11)	No Opt. Call	A–1	$5,000,000
$43,555	Total Short-Term Investments (cost $43,555,000)			43,555,000
	Total Investments (cost $3,989,141,079) – 98.7%			4,163,746,629
	Other Assets Less Liabilities – 1.3%			53,424,588
	Net Assets – 100%			$4,217,171,217

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	During July 2010, the original issue for this security (1,000,000 par, 5.40% coupon and May, 15, 2014 maturity) was restructured into two new securities. The first security, which is 30% of the original issue, has 300,000 par, 0.0% coupon and May 15, 2050 maturity. The second security, which is the remaining 70% of the issue, has a 700,000 par, 5.4% coupon and May 15, 2017 maturity. During September 2011, the Adviser concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)	During July 2010, the original issue for this security (1,000,000 par, 5.50% coupon and May, 15, 2015 maturity) was restructured into two new securities. The first security, which is 30% of the original issue, has 300,000 par, 0.0% coupon and May 15, 2050 maturity. The second security, which is the remaining 70% of the issue, has a 700,000 par, 5.5% coupon and May 15, 2018 maturity. During September 2011, the Adviser concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(8)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(9)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(11)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

132	Nuveen Investments

Nuveen Limited Term Municipal Bond Fund

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.9%

	MUNICIPAL BONDS – 97.9%

	National – 0.0%

$585	BB&T Various States Municipal Trust Pool, Class B Certificates, Series 2011, 0.970%, 9/01/14	No Opt. Call	AA–	$584,840

	Alabama – 0.3%

1,000	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D, 5.000%, 11/15/14	No Opt. Call	A3	1,018,760

1,075	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/15	7/14 at 100.00	BBB	1,080,880

5,000	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Series 2007A, 1.650%, 6/01/34 (Mandatory put 3/20/17)	No Opt. Call	A1	5,018,750

3,370	The Special Care Facilities Financing Authority of the City of Birmingham, Alabama, Medical Center East Health Care Facility Revenue Bonds, Series 1986 Refunding, 7.250%, 7/01/15 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	3,522,223
10,445	Total Alabama			10,640,613

	Alaska – 0.3%

	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011:
2,680	5.000%, 4/01/18	No Opt. Call	A1	3,028,105
1,360	5.000%, 4/01/19	No Opt. Call	A1	1,556,085

6,495	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	6/14 at 100.00	Ba1	6,290,992
10,535	Total Alaska			10,875,182

	Arizona – 3.7%

295	Arizona Board of Regents, University of Arizona, System Revenue Refunding Bonds, Series 1992A, 6.200%, 6/01/16	No Opt. Call	AA	308,788

	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A:
1,000	3.000%, 2/01/16	No Opt. Call	BBB+	1,035,890
950	4.000%, 2/01/17	No Opt. Call	BBB+	1,017,251
2,000	5.000%, 2/01/18	No Opt. Call	BBB+	2,230,380

2,955	Arizona School Facilities Board, Certificates of Participation, Series 2008, 5.500%, 9/01/16	No Opt. Call	A+	3,292,875

895	Arizona State University, System Revenue Bonds, Series 2005, 5.000%, 7/01/27 – AMBAC Insured	7/15 at 100.00	Aa3	936,993

	Arizona State, Certificates of Participation, Department of Administration Series 2010B:
11,950	5.000%, 10/01/16 – AGC Insured	No Opt. Call	AA	13,101,622
760	5.000%, 10/01/17 – AGM Insured	No Opt. Call	AA	850,615

7,760	Arizona State, Certificates of Participation, Series 2008A, 5.000%, 9/01/21 – AGM Insured	3/18 at 100.00	AA	8,402,528

	Arizona State, Certificates of Participation, Series 2010A:
4,700	5.000%, 10/01/16 – AGM Insured	No Opt. Call	AA	5,152,939
11,935	5.000%, 10/01/17 – AGM Insured	No Opt. Call	AA	13,358,010
2,960	5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA	3,398,228

Nuveen Investments	133

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
$4,495	5.000%, 7/01/15 – AGM Insured	No Opt. Call	AA	$4,746,630
1,920	5.000%, 7/01/16 – AGM Insured	No Opt. Call	AA	2,102,899
2,420	5.000%, 7/01/17 – AGM Insured	No Opt. Call	AA	2,727,292
5,140	5.000%, 7/01/18 – AGM Insured	No Opt. Call	AA	5,901,440
95	5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	110,894

2,205	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006A, 5.000%, 8/01/19 – NPFG Insured	8/16 at 100.00	AA–	2,405,920

1,250	Maricopa County Unified School District 90 Saddle Mountain, Arizona, General Obligation Bonds, School Improvement Project 2013, Series 2014, 5.000%, 7/01/18	No Opt. Call	AA	1,424,263

3,000	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/15 (ETM)	No Opt. Call	N/R (4)	3,131,220

3,550	Mesa, Arizona, Excise Tax Revenue Bonds, Series 2013, 5.000%, 7/01/27	7/17 at 100.00	AA+	3,931,448

	Mesa, Arizona, General Obligation Bonds, Refunding Series 2012:
1,425	4.000%, 7/01/20	No Opt. Call	AA	1,601,087
2,225	4.000%, 7/01/21	No Opt. Call	AA	2,496,383
2,055	4.000%, 7/01/22	No Opt. Call	AA	2,300,860

	Mesa, Arizona, Street and Highway User Revenue Refunding Bonds, Series 2012:
2,020	5.000%, 7/01/16	No Opt. Call	AA	2,217,495
2,040	5.000%, 7/01/21	No Opt. Call	AA	2,386,718
4,015	5.000%, 7/01/22	No Opt. Call	AA	4,708,832

	Mesa, Arizona, Utility System Revenue Bonds, Refunding Series 2012:
5,370	5.000%, 7/01/20	No Opt. Call	Aa2	6,369,142
6,115	5.000%, 7/01/21	No Opt. Call	Aa2	7,294,155

3,070	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Refunding Series 2011, 4.000%, 7/01/15	No Opt. Call	AAA	3,208,242

19,685	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2009B, 4.000%, 1/01/18	No Opt. Call	Aa1	21,871,216

755	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/16	No Opt. Call	A–	824,030

300	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.500%, 4/01/17	10/14 at 100.00	A–	304,683

650	Vistancia Community Facilities District, Peoria, Arizona, General Obligation Bonds, Series 2005, 5.000%, 7/15/14	No Opt. Call	A1	654,628

1,585	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.500%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R	1,458,295
123,545	Total Arizona			137,263,891

	Arkansas – 0.1%

3,000	Jefferson County, Arkansas, Pollution Control Revenue Refunding Bonds, Entergy Arkansas, Inc. Project, Series 2013, 1.550%, 10/01/17	No Opt. Call	A–	3,038,310

	California – 5.1%

	Alameda Corridor Transportation Authority, California, Senior Lien Revenue Refunding Bonds, Series 2013A:
1,105	5.000%, 10/01/19	No Opt. Call	A	1,292,972

134	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)
$1,255	5.000%, 10/01/20	No Opt. Call	A	$1,476,181
2,300	5.000%, 10/01/21	No Opt. Call	A	2,716,162

2,400	Alameda County Transportation Authority, California, Sales Tax Revenue Bonds, Series 2014, 5.000%, 3/01/21	No Opt. Call	AAA	2,911,224

455	Anaheim Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged Redevelopment Project Areas, Series 2007A, 5.000%, 2/01/16 – AGM Insured	No Opt. Call	AA	488,534

1,310	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/18 (Pre-refunded 4/01/16)	4/16 at 100.00	AA (4)	1,426,957

	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010L:
3,770	5.000%, 5/01/16	No Opt. Call	Aa2	4,122,608
2,925	5.000%, 5/01/17	No Opt. Call	Aa2	3,310,427

3,860	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010M, 4.000%, 5/01/16	No Opt. Call	Aa2	4,145,640

3,015	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2009F, 5.000%, 7/01/27 (Mandatory put 7/01/14)	No Opt. Call	A	3,039,844

4,000	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013C, 5.000%, 7/01/43 (Mandatory put 10/15/19)	No Opt. Call	AA–	4,727,720

5,000	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013D, 5.000%, 7/01/43 (Mandatory put 10/15/20)	No Opt. Call	AA–	5,935,500

	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, North Kern State Prison, Various Buildings Series 2014C:
2,215	4.000%, 10/01/19	No Opt. Call	A2	2,481,885
1,700	5.000%, 10/01/20	No Opt. Call	A2	2,005,762

	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, New Stockton Courthouse, Series 2014B:
1,720	5.000%, 10/01/19	No Opt. Call	A2	2,016,012
1,250	5.000%, 10/01/20	No Opt. Call	A2	1,474,825

	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I:
4,440	5.000%, 11/01/16	No Opt. Call	A2	4,932,529
3,675	5.000%, 11/01/17	No Opt. Call	A2	4,201,297

	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
1,660	5.000%, 7/01/16	No Opt. Call	AA	1,827,245
320	5.250%, 7/01/21	7/19 at 100.00	AA	382,557

4,185	California State, Economic Recovery Revenue Bonds, Refunding Series 2009B, 5.000%, 7/01/23 (Mandatory put 7/01/14)	7/14 at 100.00	AA	4,219,401

5,025	California State, General Obligation Bonds, Various Purpose Series 2009, 5.000%, 10/01/16	No Opt. Call	A1	5,581,619

5,080	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2009A, 5.000%, 4/01/16	No Opt. Call	A+	5,530,952

	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012:
1,355	4.000%, 1/01/18	No Opt. Call	BBB–	1,431,666
1,410	5.000%, 1/01/19	No Opt. Call	BBB–	1,555,893
1,500	5.000%, 1/01/20	No Opt. Call	BBB–	1,646,250
1,595	5.000%, 1/01/21	No Opt. Call	BBB–	1,749,061

Nuveen Investments	135

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
$3,170	5.000%, 6/01/15	No Opt. Call	Aaa	$3,295,691
2,665	5.000%, 6/01/16	No Opt. Call	Aa3	2,859,785
24,580	4.500%, 6/01/27	6/17 at 100.00	B	21,580,011
650	5.000%, 6/01/33	6/17 at 100.00	B	522,184

11,250	Inland Valley Development Agency, California, Tax Allocation Bonds, Series 2011C, 4.500%, 3/01/41 (Mandatory put 3/01/16)	3/16 at 100.00	AA–	11,852,213

1,835	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Lien Series 2010B, 5.000%, 6/01/20	No Opt. Call	AAA	2,212,258

	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2013B:
1,750	5.000%, 7/01/21	No Opt. Call	AA	2,127,073
2,715	5.000%, 7/01/22	No Opt. Call	AA	3,323,812

830	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	AA+ (4)	966,344

13,020	Metropolitan Water District of Southern California, Water Revenue Refunding Bonds, Series 2014C-2, 3.000%, 7/01/25	7/20 at 100.00	AAA	13,941,946

	Moulton Niguel Water District, California, Certificates of Participation, Refunding Series 2003:
1,850	5.000%, 9/01/19 – AMBAC Insured	9/16 at 100.00	AAA	1,988,639
2,255	5.000%, 9/01/20 – AMBAC Insured	9/16 at 100.00	AAA	2,404,732

6,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Bond Anticipation Notes Series 2010, 0.000%, 5/01/15 (ETM)	No Opt. Call	AA (4)	6,146,571

6,250	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Ba1	6,476,063

160	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	Aaa	203,378

	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
1,420	5.000%, 9/01/14	No Opt. Call	Baa1	1,438,985
1,500	5.000%, 9/01/15	No Opt. Call	Baa1	1,574,235

2,200	San Francisco Public Utilities Commission, California, Wastewater Revenue Bonds, Refunding Series 2013A, 4.000%, 10/01/15	No Opt. Call	AA–	2,321,022

5,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 4.250%, 8/01/15 – NPFG Insured	8/14 at 100.00	AA–	5,041,600

1,995	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/15 – NPFG Insured	No Opt. Call	AA–	2,119,707

	Sierra View Local Health Care District, California, Revenue Bonds, Refunding Series 2010:
500	3.500%, 7/01/16	No Opt. Call	A	519,025
500	3.800%, 7/01/17	No Opt. Call	A	526,785

14,465	University of California, General Revenue Bonds, Series 2013AK, 5.000%, 5/15/48 (Mandatory put 5/15/23)	No Opt. Call	AA	17,545,756
175,245	Total California			187,618,538

	Colorado – 1.5%

2,750	Broomfield, Colorado, Sewer Activity Enterprise, Sewer and Wastewater Reclamation Revenue Bonds, Refunding Series 2012, 4.000%, 12/01/20	No Opt. Call	A2	3,029,703

136	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006:
$1,000	5.000%, 6/01/14	No Opt. Call	A–	$1,003,890
2,320	5.250%, 6/01/17	6/16 at 100.00	A–	2,486,576

1,120	Colorado State Board of Community Colleges and Occupational Education, Systemwide Revenue Bonds, Series 2010C, 4.000%, 11/01/14	No Opt. Call	Aa3	1,140,675

	Colorado Water Resources and Power Development Authority, Clean Water Revolving Fund Revenue Bonds, Series 2004A:
80	5.000%, 9/01/23 (Pre-refunded 9/01/14)	9/14 at 100.00	Aaa	81,312
3,840	5.000%, 9/01/23 (Pre-refunded 9/01/14)	9/14 at 100.00	AAA	3,902,976

6,560	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2006A, 5.000%, 11/15/21 – FGIC Insured	11/16 at 100.00	AA–	7,255,622

4,205	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2005A, 5.000%, 11/15/21 – SYNCORA GTY Insured	11/15 at 100.00	A+	4,471,471

1,500	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/19	No Opt. Call	A	1,726,455

	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, Stapleton Senior Refunding Series 2013A-1:
3,290	5.000%, 12/01/14	No Opt. Call	A–	3,380,409
2,295	5.000%, 12/01/15	No Opt. Call	A–	2,459,276

4,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004C, 5.000%, 9/01/17 – NPFG Insured	No Opt. Call	AA–	4,991,310

2,665	Eagle, Garfield and Routt Counties School District RE50J, Colorado, General Obligation Bonds, Series 2005, 5.000%, 12/01/15 – AGM Insured	No Opt. Call	AA	2,866,421

755	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.100%, 1/01/17	No Opt. Call	N/R	784,279

10,000	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001C, 5.800%, 6/15/25 (Pre-refunded 6/15/16) – AGM Insured	6/16 at 100.00	AA (4)	11,123,600

	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013:
1,200	4.000%, 12/01/15	No Opt. Call	N/R	1,231,392
1,000	5.000%, 12/01/17	No Opt. Call	N/R	1,071,460
1,000	5.000%, 12/01/18	No Opt. Call	N/R	1,087,950
50,080	Total Colorado			54,094,777

	Connecticut – 0.7%

4,045	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series 1999B, 1.550%, 11/15/29 (Mandatory put 2/01/17)	No Opt. Call	AA+	4,118,700

540	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer’s Resource Center of Connecticut, Inc., Series 2007, 5.200%, 8/15/17	No Opt. Call	N/R	578,912

5,000	Connecticut State, Special Tax Obligation Transportation Infrastructure Purposes Bonds, Series 2013A, 5.000%, 10/01/20	No Opt. Call	AA	5,949,900

1,700	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	7/14 at 100.00	A–	1,702,550

	New Britain, Connecticut, General Obligation Bonds, Series 2012:
2,670	3.000%, 3/15/16 – AGM Insured	No Opt. Call	A2	2,785,237
2,670	3.000%, 3/15/17 – AGM Insured	No Opt. Call	A2	2,826,008

Nuveen Investments	137

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut (continued)

$750	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twenty-Ninth Series 2014, 5.000%, 8/01/22 (WI/DD, Settling 5/07/14)	No Opt. Call	Aa3	$900,630

	West Haven, Connecticut, General Obligation Bonds, Series 2012:
2,500	5.000%, 8/01/16 – AGM Insured	No Opt. Call	AA	2,710,375
2,095	5.000%, 8/01/22 – AGM Insured	No Opt. Call	AA	2,406,233
2,000	5.000%, 8/01/23 – AGM Insured	8/22 at 100.00	AA	2,273,720
1,000	5.000%, 8/01/25 – AGM Insured	8/22 at 100.00	AA	1,106,850
24,970	Total Connecticut			27,359,115

	Delaware – 0.6%

755	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center, Series 2005A, 5.000%, 6/01/14	No Opt. Call	BBB–	757,076

	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013:
200	4.000%, 7/01/14	No Opt. Call	BBB–	200,628
275	4.000%, 7/01/15	No Opt. Call	BBB–	280,118
600	4.000%, 7/01/16	No Opt. Call	BBB–	615,606
1,810	5.000%, 7/01/18	No Opt. Call	BBB–	1,927,777
1,905	5.000%, 7/01/19	No Opt. Call	BBB–	2,019,071
2,000	5.000%, 7/01/20	No Opt. Call	BBB–	2,164,500
275	5.000%, 7/01/21	No Opt. Call	BBB–	291,277

8,850	Delaware State, General Obligation Bonds, Series 2013A, 5.000%, 8/01/17	No Opt. Call	AAA	10,085,372

5,000	University of Delaware, Revenue Bonds, Series 2013C, 0.700%, 11/01/37 (Mandatory put 5/01/16)	No Opt. Call	AA+	5,013,100
21,670	Total Delaware			23,354,525

	District of Columbia – 0.4%

	District of Columbia, Income Tax Secured Revenue Bonds, Series 2009D:
1,100	5.000%, 12/01/16	No Opt. Call	AAA	1,229,635
1,105	5.000%, 12/01/17	No Opt. Call	AAA	1,269,358

10,000	District of Columbia, Revenue Bonds, Georgetown University, Series 2001C, 5.250%, 4/01/34 (Mandatory put 4/01/23)	10/18 at 100.00	A–	11,156,000
12,205	Total District of Columbia			13,654,993

	Florida – 4.9%

	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1:
75	5.500%, 6/01/14	No Opt. Call	A+	75,349
7,285	6.000%, 6/01/16	No Opt. Call	A+	8,092,251
775	5.375%, 6/01/16	No Opt. Call	A+	851,028
140	5.000%, 6/01/16 – AGC Insured	No Opt. Call	AA	152,846
1,945	5.500%, 6/01/17	No Opt. Call	A+	2,211,796

	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1:
100	3.250%, 6/01/15 – AGM Insured	No Opt. Call	AA	103,254
3,810	5.000%, 6/01/18	No Opt. Call	A+	4,327,093
175	5.000%, 6/01/19	No Opt. Call	A+	201,607

138	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1:
$10	5.000%, 6/01/15 – AGM Insured	No Opt. Call	AA	$10,515
25	4.000%, 6/01/15	No Opt. Call	A+	26,017
165	5.000%, 6/01/16	No Opt. Call	A+	179,906
85	4.000%, 6/01/16	No Opt. Call	A+	90,920
610	5.250%, 6/01/17	No Opt. Call	A+	689,050
35	4.250%, 6/01/17 – AGM Insured	No Opt. Call	AA	38,553

6,000	Escambia County, Florida, Pollution Control Revenue Bonds, Gulf Power Company Project, Refunding Series 2003, 1.550%, 6/01/23 (Mandatory put 6/15/16)	6/16 at 100.00	A2	6,056,760

1,690	Escambia County, Florida, Pollution Control Revenue Bonds, Gulf Power Company, Refunding Series 1997, 2.100%, 7/01/22	No Opt. Call	A	1,700,360

	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A:
7,370	5.000%, 3/01/15 – NPFG Insured	No Opt. Call	AA–	7,663,621
685	5.000%, 3/01/16 – NPFG Insured	No Opt. Call	AA–	741,026
2,375	5.000%, 3/01/17 – NPFG Insured	No Opt. Call	AA–	2,650,524

	Florida Citizens Property Insurance Corporation, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1:
10,400	5.000%, 6/01/15	No Opt. Call	A+	10,935,600
75	3.000%, 6/01/16	No Opt. Call	A+	78,672
7,265	5.000%, 6/01/17	No Opt. Call	A+	8,151,403

	Florida Department of Environmental Protection, Florida Forever Revenue Bonds, Series 2007B:
4,480	5.000%, 7/01/17 – NPFG Insured	No Opt. Call	AA–	5,065,402
6,575	5.000%, 7/01/19 – NPFG Insured	7/17 at 101.00	AA–	7,330,994

10,000	Florida Hurricane Catastrophe Fund, Financial Corporation Revenue Bonds, Series 2010A, 5.000%, 7/01/15	No Opt. Call	AA	10,553,700

500	Florida Municipal Power Agency, Revenue Bonds, Saint Lucie Project, Refunding Series 2012A, 4.000%, 10/01/15	No Opt. Call	A1	525,560

2,605	Florida Municipal Power Agency, Revenue Bonds, St. Lucie Project, Refunding Series 2011A, 5.000%, 10/01/20	No Opt. Call	A2	3,043,630

	Florida State Board of Education, Lottery Revenue Bonds, Series 2010A:
6,155	5.000%, 7/01/15	No Opt. Call	AAA	6,503,250
2,830	5.000%, 7/01/16	No Opt. Call	AAA	3,113,170
1,215	5.000%, 7/01/17	No Opt. Call	AAA	1,379,086

1,500	Florida State Department of General Services, Division of Facilities Management, Florida Facilities Pool Revenue Bonds, Series 2005A, 5.000%, 9/01/18 – AMBAC Insured	No Opt. Call	AA+	1,607,715

1,000	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	BBB+	1,020,880

4,615	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 – FGIC Insured	No Opt. Call	AA–	5,219,242

	Jacksonville, Florida, Special Revenue Bonds, Series 20120C:
2,000	5.000%, 10/01/19	No Opt. Call	Aa2	2,345,320
1,275	5.000%, 10/01/20	No Opt. Call	Aa2	1,504,742

905	JEA, Florida, Electric System Revenue Bonds, Subordinate Series 2013B, 5.000%, 10/01/15	No Opt. Call	AA	966,341

	Manatee County, Florida, Revenue Refunding and Improvement Bonds, Series 2013:
1,000	5.000%, 10/01/15	No Opt. Call	AA+	1,067,260

Nuveen Investments	139

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)
$2,500	5.000%, 10/01/20	No Opt. Call	AA+	$2,964,975

1,540	Marion County School Board, Florida, Certificates of Participation, Series 2007B, 5.000%, 6/01/18 – AMBAC Insured	6/17 at 100.00	A1	1,689,534

355	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	353,598

	Miami-Dade County Industrial Development Authority, Florida, Solid Waste Revenue Bonds, Waste Management Inc. of Florida Projects 1 & 2, Series 2004:
3,725	3.750%, 12/01/18	No Opt. Call	A–	3,925,517
4,000	3.750%, 12/01/18	No Opt. Call	A–	4,215,320

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E:
1,515	4.000%, 4/01/15	No Opt. Call	AA–	1,565,707
1,640	4.000%, 4/01/17	No Opt. Call	AA–	1,774,792
1,705	5.000%, 4/01/18	No Opt. Call	AA–	1,933,061
1,790	5.000%, 4/01/19	No Opt. Call	AA–	2,052,146
1,880	5.000%, 4/01/20	No Opt. Call	AA–	2,161,925

2,870	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2008B, 5.250%, 10/01/17 – AGM Insured	No Opt. Call	AA	3,292,550

	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008:
1,220	5.000%, 10/01/14	No Opt. Call	A–	1,240,069
1,145	5.125%, 10/01/16	No Opt. Call	A–	1,242,955

12,035	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.000%, 10/01/20	No Opt. Call	A	13,494,003

2,000	Okeechobee County, Florida, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004A, 2.250%, 7/01/39 (Mandatory put 7/01/16)	No Opt. Call	A–	2,057,440

2,195	Orlando-Orange County Expressway Authority, Florida, Senior Lien Revenue Bonds, Series 1988, 7.625%, 7/01/18 – AMBAC Insured (ETM)	No Opt. Call	A (4)	2,647,829

	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Series 2004:
2,105	5.000%, 4/01/18 – NPFG Insured	7/14 at 100.00	Aa3	2,113,231
2,020	5.000%, 4/01/19 – NPFG Insured	7/14 at 100.00	Aa3	2,027,878

5,000	Palm Beach County Solid Waste Authority, Florida, Refunding Revenue Bonds, Series 2011, 5.000%, 10/01/25	10/21 at 100.00	AA+	5,631,400

5,750	Port Everglades Authority, Florida, Port Facilities Revenue Bonds, Series 1986, 7.125%, 11/01/16 (ETM)	No Opt. Call	Aaa	6,313,098

2,250	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperative, Series 2007A, 5.350%, 3/15/42 (Mandatory put 5/01/18) – AMBAC Insured	No Opt. Call	A–	2,562,323

	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
360	3.000%, 9/01/14	No Opt. Call	A+	363,215
400	3.000%, 9/01/15	No Opt. Call	A+	413,380
425	4.000%, 9/01/17	No Opt. Call	A+	466,106
875	5.000%, 9/01/18	No Opt. Call	A+	1,005,506
990	5.000%, 9/01/19	No Opt. Call	A+	1,149,222
705	5.000%, 9/01/20	No Opt. Call	A+	821,790
590	5.000%, 9/01/21	No Opt. Call	A+	688,495

140	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$110	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	$80,689

340	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	203,286

115	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	50,932

165	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.375%, 5/01/17 (5)	No Opt. Call	N/R	2

10	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1. RMKT, 6.375%, 5/01/17 (5)	No Opt. Call	N/R	10,003

175	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.375%, 5/01/17	No Opt. Call	N/R	171,358

740	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2, 6.375%, 5/01/17 (5)	No Opt. Call	N/R	452,266

3,110	Volusia County School Board, Florida, Sales Tax Revenue Bonds, Series 2004, 5.250%, 10/01/16 – AGM Insured	No Opt. Call	AA	3,382,156
166,100	Total Florida			180,792,200

	Georgia – 3.0%

1,250	Atlanta, Georgia, Airport Passenger Facilities Charge Revenue Bonds, Subordinate Lien Series 2010B, 5.000%, 1/01/19	No Opt. Call	A1	1,451,163

7,150	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/18 – FGIC Insured	No Opt. Call	AA–	8,427,562

8,910	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, First Series 2012, 1.750%, 12/01/49 (Mandatory put 6/01/17)	No Opt. Call	A	9,045,788

17,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, Second Series 2012, 1.750%, 12/01/49 (Mandatory put 6/01/17)	No Opt. Call	A	17,259,080

13,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, Series 2008, 1.400%, 11/01/48 (Mandatory put 4/01/15)	No Opt. Call	A+	13,104,650

3,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company, Fourth Series 1994, 2.200%, 10/01/32	No Opt. Call	A+	3,018,810

3,345	Cobb County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Georgia Waste Management Project, Series 2004A, 2.000%, 4/01/33 (Mandatory put 10/01/14)	No Opt. Call	A–	3,363,732

	Columbia County, Georgia, General Obligation Sales Tax Bonds, Series 2009:
1,335	5.000%, 4/01/15	No Opt. Call	AAA	1,394,661
1,450	5.000%, 4/01/17	No Opt. Call	AAA	1,633,469

	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series 2011A:
700	4.000%, 10/01/14	No Opt. Call	Aa3	711,368
200	2.000%, 10/01/14	No Opt. Call	Aa3	201,572
500	4.000%, 10/01/15	No Opt. Call	Aa3	526,805

1,500	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series 2013, 5.000%, 10/01/22	No Opt. Call	Aa3	1,784,670

Nuveen Investments	141

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$1,000	Fulton County Development Authority, Georgia, Revenue Bonds, Robert W. Woodruff Arts Center, Inc. Project, Refunding Series 2009B, 5.000%, 3/15/16	No Opt. Call	A2	$1,080,190

215	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1991V, 6.600%, 1/01/18 – NPFG Insured	No Opt. Call	AA–	239,493

2,105	Georgia State, General Obligation Bonds, Series 2009B, 4.000%, 1/01/21	1/19 at 100.00	AAA	2,322,910

11,440	Georgia State, General Obligation Bonds, Series 2009D, 5.000%, 5/01/20	5/19 at 100.00	AAA	13,496,569

10,000	Gwinnett County School District, Georgia, General Obligation Bonds, Sales Tax Series 2012A, 4.000%, 10/01/16	No Opt. Call	AAA	10,869,600

3,300	Henry County School District, Georgia, General Obligation Bonds, Refunding Series 2012, 2.000%, 12/01/14	No Opt. Call	AA+	3,336,663

135	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992N, 6.250%, 7/01/18 – NPFG Insured	No Opt. Call	Aa2	149,810

1,000	Municipal Electric Authority of Georgia, Combined Cycle Project Revenue Bonds, Series 2012A, 4.000%, 11/01/14	No Opt. Call	A1	1,019,400

1,000	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Refunding Subordinate Lien Series 2011A, 4.000%, 1/01/15	No Opt. Call	A+	1,025,650

7,615	Municipal Electric Authority of Georgia, Project One Subordinate Lien Revenue Bonds, Series 2008A, 5.250%, 1/01/18	No Opt. Call	A+	8,740,954

	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University Project, Refunding Series 2012C:
500	5.000%, 10/01/17	No Opt. Call	Baa2	547,585
580	5.000%, 10/01/20	No Opt. Call	Baa2	646,091

	Richmond County Board of Education, Georgia, General Obligation Bonds, Sales Tax Series 2012:
3,300	5.000%, 10/01/15	No Opt. Call	AA+	3,524,895
2,000	3.000%, 10/01/15	No Opt. Call	AA+	2,079,620
103,530	Total Georgia			111,002,760

	Hawaii – 1.3%

	Hawaii State, General Obligation Bonds, Refunding Series 2011EA:
2,660	5.000%, 12/01/16	No Opt. Call	AA	2,973,481
7,500	5.000%, 12/01/17	No Opt. Call	AA	8,615,550

6,415	Hawaii State, General Obligation Bonds, Series 2011DZ, 5.000%, 12/01/18	No Opt. Call	AA	7,511,388

4,500	Hawaii State, General Obligation Bonds, Series 2012EE, 5.000%, 11/01/20	No Opt. Call	AA	5,382,810

8,290	Hawaii State, General Obligation Bonds, Series 2012EF, 5.000%, 11/01/20	No Opt. Call	AA	9,916,332

10,070	Hawaii State, General Obligation Bonds, Series 2013EH, 5.000%, 8/01/21	No Opt. Call	AA	12,106,255

	Hawaii State, Highway Revenue Bonds, Series 2011A:
405	4.000%, 1/01/15	No Opt. Call	AA+	415,469
2,145	4.000%, 1/01/16	No Opt. Call	AA+	2,276,875
41,985	Total Hawaii			49,198,160

	Illinois – 9.3%

1,240	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010, 5.000%, 11/01/20	No Opt. Call	BBB	1,371,068

1,000	Bourbonnais, Illinois, Revenue Bonds, Olivet Nazarene University, Refunding Series 2007, 5.000%, 11/01/15 – RAAI Insured	No Opt. Call	BBB	1,051,940

142	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,405	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%, 12/01/17 – FGIC Insured	No Opt. Call	AA–	$1,305,203

4,020	Chicago, Illinois, General Obligation Bonds, Modern Schools Across Chicago Program, Series 2007J, 5.000%, 12/01/21 – AMBAC Insured	12/16 at 100.00	A+	4,333,600

2,000	Community Unit School District 308, Oswego, in the Counties of Kendall, Kane, and Will, Illinois, General Obligation Bonds, Series 2004, 5.375%, 10/01/18 (Pre-refunded 10/01/14) – AGM Insured	10/14 at 100.00	Aa2 (4)	2,043,880

2,000	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%, 12/01/20	No Opt. Call	AA	2,314,740

7,195	Cook County, Illinois, General Obligation Bonds, Refunding Series 2009A, 5.000%, 11/15/17	No Opt. Call	AA	8,144,956

4,750	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/22	11/20 at 100.00	AA	5,439,653

3,315	Cook County, Illinois, General Obligation Bonds, Refunding Series 2011A, 5.000%, 11/15/18	No Opt. Call	AA	3,812,349

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
3,445	5.000%, 11/15/27	11/22 at 100.00	AA	3,808,241
3,000	5.000%, 11/15/33	11/22 at 100.00	AA	3,207,360

1,360	Glendale Heights, Illinois, Hospital Revenue Bonds, Glendale Heights Hospital, Series 1985B, 7.100%, 12/01/15 (ETM)	No Opt. Call	Aaa	1,451,990

721	Huntley, Illinois, Special Service Area 10, Special Tax Bonds, Series 2007, 4.600%, 3/01/17 – AGC Insured	No Opt. Call	AA	755,197

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A:
1,540	5.000%, 12/01/20	No Opt. Call	AA–	1,830,413
1,665	5.000%, 12/01/21	No Opt. Call	AA–	1,986,362
1,665	5.000%, 12/01/22	No Opt. Call	AA–	1,997,251

1,250	Illinois Development Finance Authority, Revenue Bonds, St Vincent de Paul Center Project, Series 2013A, 1.875%, 11/15/39 (Mandatory put 3/01/19)	No Opt. Call	AA+	1,255,038

1,175	Illinois Educational Facilities Authority, Revenue Bonds, Art Institute of Chicago, Series 1998A, 5.000%, 3/01/30 (Mandatory put 3/01/17)	No Opt. Call	A1	1,281,408

10,000	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Series 1998B, 1.650%, 7/01/25 (Mandatory put 2/01/19)	No Opt. Call	Aa1	10,024,200

13,200	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Series 2004B2, 1.100%, 7/01/36 (Mandatory put 2/15/18)	No Opt. Call	Aa1	13,145,220

11,300	Illinois Finance Authority, Midwestern Disaster Area Industrial Development Revenue Bonds, Cargill, Incorporated Project, Series 2012, 1.550%, 11/01/38 (Mandatory put 11/01/17)	No Opt. Call	A	11,299,096

8,665	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	A–	9,075,374

3,575	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2008C-3B, 4.375%, 11/01/38 (Mandatory put 7/01/14)	No Opt. Call	AA	3,599,918

3,000	Illinois Finance Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2012E-1, 5.000%, 11/15/42 (Mandatory put 5/01/15)	No Opt. Call	AA+	3,139,680

2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008B, 5.500%, 8/15/21	8/18 at 100.00	AA–	2,209,320

1,360	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 4.750%, 11/15/14	No Opt. Call	A	1,390,124

Nuveen Investments	143

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,200	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.000%, 5/15/17	No Opt. Call	AA–	$1,340,796

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2005:
1,100	5.000%, 8/15/14	No Opt. Call	AA	1,112,760
1,175	5.000%, 8/15/15	No Opt. Call	AA	1,230,331
1,000	5.000%, 8/15/16 – AGC Insured	No Opt. Call	AA	1,080,070
875	5.000%, 8/15/18	No Opt. Call	AA	973,193
355	5.250%, 8/15/19	No Opt. Call	AA	404,182

2,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2009A, 5.500%, 2/15/16	No Opt. Call	AA	2,158,460

5,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago, Series 2012A, 5.000%, 10/01/20	No Opt. Call	Aa1	5,910,050

2,510	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	11/16 at 100.00	BBB+	2,531,762

410	Illinois Health Facilities Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 1999, 5.500%, 8/15/19	7/14 at 100.00	BBB–	411,025

3,225	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2006, 5.000%, 2/01/22 – NPFG Insured	2/16 at 100.00	AA–	3,413,243

3,000	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.250%, 2/01/16 – FGIC Insured	No Opt. Call	AA–	3,245,220

2,080	Illinois State Department of Employment Security, Unemployment Insurance Fund Building Receipts Revenue Bonds, Series 2012A, 5.000%, 6/15/14	No Opt. Call	AA+	2,092,771

	Illinois State Department of Employment Security, Unemployment Insurance Fund Building Receipts Revenue Bonds, Series 2012B:
2,525	5.000%, 6/15/18	12/16 at 100.00	AA+	2,799,266
3,085	5.000%, 12/15/18	6/16 at 100.00	AA+	3,359,874
1,705	5.000%, 6/15/19	6/15 at 100.00	AA+	1,789,773
3,250	5.000%, 12/15/19	12/14 at 100.00	AA+	3,340,838

	Illinois State, General Obligation Bonds, Refunding Series 2006:
190	5.000%, 1/01/15	No Opt. Call	A–	195,974
3,570	5.000%, 1/01/16	No Opt. Call	A–	3,828,968

	Illinois State, General Obligation Bonds, Refunding Series 2007B:
1,525	5.000%, 1/01/16	No Opt. Call	A–	1,635,624
1,115	5.250%, 1/01/20	No Opt. Call	A–	1,287,903

355	Illinois State, General Obligation Bonds, Refunding Series 2008, 4.250%, 4/01/16	No Opt. Call	A–	378,810

	Illinois State, General Obligation Bonds, Refunding Series 2010:
1,505	5.000%, 1/01/16	No Opt. Call	A–	1,614,173
5,045	5.000%, 1/01/17 – AGM Insured	No Opt. Call	AA	5,571,648
490	5.000%, 1/01/17	No Opt. Call	A–	539,789
4,995	5.000%, 1/01/18 – AGM Insured	No Opt. Call	AA	5,613,930
22,020	5.000%, 1/01/18	No Opt. Call	A–	24,706,660
545	5.000%, 1/01/19	No Opt. Call	A–	618,177
6,745	5.000%, 1/01/24	1/20 at 100.00	A–	7,331,343

	Illinois State, General Obligation Bonds, Refunding Series 2012:
7,060	5.000%, 8/01/15	No Opt. Call	A–	7,467,997
8,000	5.000%, 8/01/16	No Opt. Call	A–	8,739,040

144	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)
$5,170	5.000%, 8/01/19	No Opt. Call	A–	$5,912,619
4,055	5.000%, 8/01/20	No Opt. Call	A–	4,642,286

6,975	Illinois State, General Obligation Bonds, Series 2003A, 5.000%, 10/01/19	7/14 at 100.00	A–	7,000,529

560	Illinois State, General Obligation Bonds, Series 2003, 5.000%, 6/01/19 – NPFG Insured	7/14 at 100.00	AA–	561,837

10	Illinois State, General Obligation Bonds, Series 2004A, 5.000%, 3/01/22	7/14 at 100.00	A–	10,030

940	Illinois State, General Obligation Bonds, Series 2004, 5.000%, 9/01/14 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	955,350

2,000	Illinois State, General Obligation Bonds, Series 2005, 5.000%, 9/01/16 – AGM Insured	9/15 at 100.00	AA	2,112,060

	Illinois State, General Obligation Bonds, Series 2006A:
1,035	5.000%, 6/01/17	No Opt. Call	A–	1,153,518
6,400	5.000%, 6/01/23	12/16 at 100.00	A–	6,857,152

	Illinois State, General Obligation Bonds, Series 2006:
4,060	5.000%, 1/01/16	No Opt. Call	A–	4,354,512
1,005	5.000%, 1/01/17	1/16 at 100.00	A–	1,069,209
2,550	5.000%, 1/01/19 – NPFG Insured	1/16 at 100.00	AA–	2,708,993

1,000	Illinois State, General Obligation Bonds, Series 2007A, 5.000%, 6/01/22 – AGM Insured	6/17 at 100.00	AA	1,076,740

	Illinois State, General Obligation Bonds, Series 2013:
1,500	5.000%, 7/01/17	No Opt. Call	A–	1,675,485
3,500	5.000%, 7/01/21	No Opt. Call	A–	4,012,925
2,520	5.500%, 7/01/25	7/23 at 100.00	A–	2,902,712

	Illinois State, General Obligation Bonds, Various Purpose, Series 2014:
655	5.000%, 2/01/19	No Opt. Call	A–	743,956
1,250	5.000%, 2/01/20	No Opt. Call	A–	1,427,975
3,500	5.000%, 2/01/21	No Opt. Call	A–	4,002,950
4,000	5.000%, 2/01/22 (WI/DD, Settling 5/01/14)	No Opt. Call	A–	4,563,360

2,030	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2010, 5.000%, 6/15/16	No Opt. Call	AAA	2,225,570

	Illinois State, Sales Tax Revenue Bonds, Build Illinois, Junior Lien Series 2013:
4,355	5.000%, 6/15/18	No Opt. Call	AAA	5,018,179
6,000	5.000%, 6/15/19	No Opt. Call	AAA	7,026,900

	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2001:
425	5.500%, 5/01/15 – AGM Insured	No Opt. Call	AA	447,134
1,170	5.375%, 4/01/16 – NPFG Insured	No Opt. Call	AA–	1,273,510

	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002:
680	5.500%, 8/01/14 – NPFG Insured	No Opt. Call	AA–	689,105
620	5.500%, 8/01/15 – NPFG Insured	No Opt. Call	AA–	659,699

2,295	Kane County School District 129, Aurora West, Illinois, General Obligation Bonds, Series 2005B, 5.000%, 2/01/19 – FGIC Insured	2/15 at 100.00	AA–	2,363,621

2,000	Lake County Forest Preserve District, Illinois, General Obligation Bonds, Series 2007A, 0.606%, 12/15/16	12/14 at 100.00	AAA	2,000,220

1,900	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2009A, 0.000%, 12/01/22 – AGC Insured	12/18 at 79.62	AA	1,325,326

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
290	5.000%, 6/01/15	No Opt. Call	A	303,369
5,115	5.000%, 6/01/16	No Opt. Call	A	5,544,813
7,320	5.000%, 6/01/17	No Opt. Call	A	8,160,556

Nuveen Investments	145

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)
$5,390	5.000%, 6/01/18	No Opt. Call	A	$6,123,795
10,095	5.000%, 6/01/19	No Opt. Call	A	11,647,510
5,185	5.250%, 6/01/20	No Opt. Call	A	6,069,872
20	5.250%, 6/01/21	No Opt. Call	A	23,495

5,620	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	AA	6,564,497

6,650	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured	No Opt. Call	AA	7,805,770

	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008:
1,090	5.750%, 6/01/26	6/18 at 100.00	AA	1,217,606
1,035	5.750%, 6/01/27	6/18 at 100.00	AA	1,159,645

200	Winnebago-Boone Counties School District 205, Illinois, General Obligation Bonds, Series 2013, 4.000%, 2/01/15	No Opt. Call	AA–	205,224
315,671	Total Illinois			343,596,845

	Indiana – 2.6%

3,605	East Chicago Elementary School Building Corporation, Lake County, Indiana, First Mortgage Bonds, Series 1996 Refunding, 6.250%, 1/05/16	No Opt. Call	A	3,730,454

635	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21	10/19 at 100.00	BB–	645,033

6,800	Indiana Finance Authority, Environmental Improvement Refunding Revenue Bonds, Southern Indiana Gas & Electric Company, Series 2013D, 1.950%, 3/01/24 (Mandatory put 9/14/17)	No Opt. Call	Aa3	6,898,872

	Indiana Finance Authority, Hospital Revenue Bonds, Beacon Health System Obligated Group, Series 2013A:
500	5.000%, 8/15/16	No Opt. Call	AA–	550,205
635	5.000%, 8/15/18	No Opt. Call	AA–	731,330

	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010:
1,445	5.000%, 3/01/19	No Opt. Call	A–	1,605,323
2,115	5.000%, 3/01/20	No Opt. Call	A–	2,354,630

	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Series 2012A:
850	5.000%, 5/01/19	No Opt. Call	A+	976,217
750	5.000%, 5/01/20	No Opt. Call	A+	865,065
2,000	5.000%, 5/01/21	No Opt. Call	A+	2,303,260

5,725	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB	6,200,232

12,020	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011C, 3.000%, 10/01/16	No Opt. Call	AA–	12,635,905

11,155	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006B-7, 4.100%, 11/15/46 (Mandatory put 11/03/16)	No Opt. Call	AA+	12,110,314

2,500	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005-A3, 1.700%, 11/01/27 (Mandatory put 9/01/14)	No Opt. Call	AA	2,511,700

5,175	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2012A-2, 1.600%, 11/15/36 (Mandatory put 2/01/17)	No Opt. Call	AA+	5,277,724

146	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$3,500	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1993A, 0.000%, 12/01/15 – AMBAC Insured	No Opt. Call	AA+	$3,470,915

4,240	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/16 – AGC Insured	No Opt. Call	AA	4,586,408

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006:
1,150	5.500%, 1/01/16 – NPFG Insured	No Opt. Call	AA–	1,242,150
1,630	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	AA–	1,918,901
3,690	5.500%, 1/01/20 – NPFG Insured	No Opt. Call	AA–	4,349,588

4,080	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1988A Remarketed, 5.600%, 11/01/16 – NPFG Insured	No Opt. Call	AA–	4,468,375

6,290	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 2003 Remarketed, 5.700%, 7/01/17 – AMBAC Insured	No Opt. Call	Baa1	6,981,648

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
355	3.000%, 4/01/16	No Opt. Call	A3	367,088
880	4.000%, 4/01/17	No Opt. Call	A3	941,301
400	4.000%, 4/01/18	No Opt. Call	A3	430,172
550	3.000%, 4/01/19	No Opt. Call	A3	573,018

	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012:
855	3.000%, 8/01/14	No Opt. Call	N/R	857,437
870	3.000%, 2/01/15	No Opt. Call	N/R	875,420
880	4.000%, 8/01/15	No Opt. Call	N/R	899,624
900	4.000%, 2/01/16	No Opt. Call	N/R	924,408
915	4.000%, 8/01/16	No Opt. Call	N/R	945,058

1,525	State of Indiana, Indiana Toll Road Commission, East-West Toll Road Revenue Bonds, Series 1980, 9.000%, 1/01/15 (ETM)	No Opt. Call	Aaa	1,607,167
88,620	Total Indiana			94,834,942

	Iowa – 0.6%

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
1,150	4.000%, 1/01/18 – AGM Insured	No Opt. Call	AA	1,254,627
1,330	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AA	1,516,878
1,380	5.000%, 1/01/20 – AGM Insured	No Opt. Call	AA	1,582,087
1,245	5.000%, 1/01/22 – AGM Insured	1/21 at 100.00	AA	1,414,992

1,420	Iowa City, Iowa, General Obligation Bonds, Capital Loan Notes, Refunding Series 2008B, 3.250%, 6/01/14	No Opt. Call	Aaa	1,423,791

7,645	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	7,756,235

	Iowa State, Special Obligation Bonds, I-Jobs Program, Series 2009A:
1,945	5.000%, 6/01/17	No Opt. Call	AA	2,203,082
3,120	5.000%, 6/01/18	No Opt. Call	AA	3,618,638
19,235	Total Iowa			20,770,330

Nuveen Investments	147

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas – 0.7%

	Kansas Department of Transportation, Highway Revenue Bonds, Refunding Series 2009A:
$4,680	5.000%, 9/01/16	No Opt. Call	AAA	$5,182,492
6,050	5.000%, 9/01/17	No Opt. Call	AAA	6,909,403

650	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 5.250%, 11/15/14	No Opt. Call	A2	666,068

	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
1,245	5.000%, 1/01/20	No Opt. Call	AA–	1,447,474
1,475	5.000%, 1/01/23	1/20 at 100.00	AA–	1,648,475

	Topeka Public Building Commission, Kansas, Revenue Bonds, State of Kansas Department of Administration – 10th and Jackson Projects, Series 2007A:
2,245	5.000%, 6/01/25 – NPFG Insured	6/18 at 102.00	AA	2,551,443
2,945	5.000%, 6/01/26 – NPFG Insured	6/18 at 102.00	AA	3,346,993

8,260	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	5,704,769
27,550	Total Kansas			27,457,117

	Kentucky – 1.5%

8,945	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A, 5.000%, 7/01/17	No Opt. Call	Baa3	9,935,301

3,750	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.000%, 6/01/18	No Opt. Call	Aa3	4,301,963

15,325	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2009B, 5.000%, 5/15/17	No Opt. Call	AA	17,305,143

3,580	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Series 2007B, 1.600%, 6/01/33 (Mandatory put 6/01/17)	No Opt. Call	A–	3,596,647

15,360	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.650%, 10/01/33 (Mandatory put 4/03/17)	No Opt. Call	A1	15,528,806

1,925	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2005A, 2.200%, 2/01/35 (Mandatory put 8/01/19)	No Opt. Call	A1	1,949,505

3,000	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2013, 5.000%, 4/01/23	No Opt. Call	A	3,365,340
51,885	Total Kentucky			55,982,705

	Louisiana – 2.9%

5,000	De Soto Parrish, Louisiana, Pollution Control Revenue Refunding Bonds, Southwestern Electric Power Company Project, Series 2010, 3.250%, 1/01/19 (Mandatory put 1/02/15)	No Opt. Call	BBB	5,068,150

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B:
10	5.250%, 6/01/14 – AMBAC Insured	No Opt. Call	A–	10,041
75	5.000%, 6/01/16 – AMBAC Insured	No Opt. Call	A–	81,158
10	5.000%, 6/01/17 – AMBAC Insured	6/16 at 100.00	A–	10,783
265	5.000%, 6/01/18 – AMBAC Insured	6/16 at 100.00	A–	286,091

148	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$940	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Livingston Parish North Park Project, Series 2008, 6.100%, 10/01/19	10/18 at 100.00	A+	$1,077,155

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
2,700	6.500%, 12/15/15 (5)	No Opt. Call	N/R	1,758,483
435	6.000%, 12/15/37	12/14 at 100.00	N/R	242,508

245	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	AA– (4)	247,029

	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
475	5.000%, 7/01/18	No Opt. Call	A	543,908
1,525	5.000%, 7/01/19	No Opt. Call	A	1,754,650
1,010	5.000%, 7/01/20	No Opt. Call	A	1,163,500
7,245	5.000%, 7/01/26	7/23 at 100.00	A	8,109,039

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Series 2012A-1:
2,250	5.000%, 5/01/19	No Opt. Call	Aa1	2,644,650
2,500	5.000%, 5/01/20	No Opt. Call	Aa1	2,976,050
3,610	5.000%, 5/01/21	No Opt. Call	Aa1	4,329,834

11,970	Louisiana State, General Obligation Bonds, Series 2012A, 5.000%, 8/01/19	No Opt. Call	Aa2	14,169,966

	Louisiana State, General Obligation Bonds, Series 2014A:
6,000	5.000%, 2/01/19	No Opt. Call	AA	7,034,340
6,000	5.000%, 2/01/20	No Opt. Call	AA	7,135,680

7,130	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	A3	8,117,434

	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 2012:
2,860	5.000%, 12/01/19	No Opt. Call	A3	3,272,984
2,500	5.000%, 12/01/20	No Opt. Call	A3	2,855,925
3,600	5.000%, 12/01/21	No Opt. Call	A3	4,108,500

4,300	New Orleans, Louisiana, Limited Tax General Obligation Bonds, Series 2005, 5.000%, 3/01/21 – NPFG Insured	3/15 at 100.00	AA–	4,425,259

40	Saint Bernard Parish, Louisiana, Sales and Use Tax Revenue Bonds, Series 2004, 5.000%, 3/01/17 – AGM Insured	3/16 at 100.00	AA	41,029

5,745	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	6,072,982

	Terrebonne Levee and Conservation District, Louisiana, Public Improvement Sales Tax Bonds, Series 2013:
1,710	5.000%, 7/01/21	No Opt. Call	A+	1,964,192
1,670	5.000%, 7/01/22	No Opt. Call	A+	1,923,439

	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2013A:
5,000	5.000%, 5/15/24	5/15 at 100.00	A–	5,150,950
10,000	5.000%, 5/15/25	5/16 at 100.00	A–	10,503,700
96,820	Total Louisiana			107,079,409

	Maine – 0.1%

3,300	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004, 3.800%, 11/01/15	No Opt. Call	A–	3,445,563

Nuveen Investments	149

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland – 1.7%

$1,095	Anne Arundel County, Maryland, General Obligation Bonds, Consolidated General Improvement, Series 2012, 5.000%, 4/01/15	No Opt. Call	AAA	$1,144,144

6,235	Baltimore County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2009, 5.000%, 8/01/18	No Opt. Call	AAA	7,268,763

1,000	Baltimore, Maryland, General Obligation Bonds, Consolidated Public Improvements, Refunding Series 2013B, 5.000%, 10/15/15	No Opt. Call	Aa2	1,070,080

1,500	Harford County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2009, 3.000%, 6/01/15	No Opt. Call	AAA	1,546,845

290	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa	311,886

	Maryland, General Obligation Bonds, State and Local Facilities Loan, Second Series 2008:
5,000	5.000%, 7/15/16	No Opt. Call	AAA	5,511,850
5,590	5.000%, 7/15/17	No Opt. Call	AAA	6,361,923
5,130	5.000%, 7/15/18	No Opt. Call	AAA	5,974,655

13,610	Maryland, General Obligation Bonds, State and Local Facilities Loan, Third Series 2009C, 5.000%, 11/01/17	No Opt. Call	AAA	15,623,463

5,000	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Refunding Series 2011A, 5.000%, 7/01/19	No Opt. Call	AAA	5,931,550

10,000	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2007A, 5.000%, 5/01/16	No Opt. Call	AAA	10,934,600
54,450	Total Maryland			61,679,759

	Massachusetts – 1.7%

3,500	Boston, Massachusetts, General Obligation Bonds, Refunding Series 2009C, 3.000%, 2/01/15	No Opt. Call	AAA	3,576,125

1,425	Massachusetts Bay Transportation Authority, General Obligation Transportation System Refunding Bonds, Series 1992B, 6.200%, 3/01/16 – NPFG Insured	No Opt. Call	AA+	1,514,148

540	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	538,925

440	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series 2012L, 5.000%, 7/01/15	No Opt. Call	AA	465,005

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Series 2009A:
2,015	5.000%, 11/15/15	No Opt. Call	AAA	2,165,843
2,075	5.000%, 11/15/16	No Opt. Call	AAA	2,317,817
1,510	5.000%, 11/15/17	No Opt. Call	AAA	1,735,307
1,000	5.000%, 11/15/18	No Opt. Call	AAA	1,173,160

10,400	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Series 2009O, 5.000%, 7/01/16	No Opt. Call	AAA	11,457,368

325	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/16 – AGM Insured	8/15 at 100.00	AA+	344,503

	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A:
210	5.000%, 8/15/17 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	223,039
3,975	5.000%, 8/15/18 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	4,221,808
110	5.000%, 8/15/19 (Pre-refunded 8/15/15) – NPFG Insured	8/15 at 100.00	AA+ (4)	116,830
785	5.000%, 8/15/20 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	833,741

150	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)
$2,200	5.000%, 8/15/21 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	$2,336,598
375	5.000%, 8/15/22 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	398,284
35	5.000%, 8/15/23 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	37,173
335	5.000%, 8/15/24 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	355,800
755	5.000%, 8/15/25 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	802,082
310	5.000%, 8/15/26 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+ (4)	329,248
95	5.000%, 8/15/27 (Pre-refunded 8/15/15) – NPFG Insured	8/15 at 100.00	Aa2 (4)	100,899
370	5.000%, 8/15/30 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA (4)	392,973
1,460	5.000%, 8/15/30 (Pre-refunded 8/15/15)	8/15 at 100.00	AA (4)	1,550,651

12,900	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2002C, 5.500%, 11/01/17 – AGM Insured	No Opt. Call	AA+	15,003,603

	Norwood, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2009A:
2,420	4.000%, 8/15/15	No Opt. Call	AA+	2,539,451
2,420	4.000%, 8/15/16	No Opt. Call	AA+	2,620,134
2,420	4.000%, 8/15/17	No Opt. Call	AA+	2,677,343
2,420	4.000%, 8/15/18	No Opt. Call	AA+	2,715,603
56,825	Total Massachusetts			62,543,461

	Michigan – 4.3%

	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012:
875	5.000%, 10/01/15	No Opt. Call	BBB–	915,749
1,600	5.000%, 10/01/16	No Opt. Call	BBB–	1,710,624
900	5.000%, 10/01/17	No Opt. Call	BBB–	969,444
1,100	5.000%, 10/01/18	No Opt. Call	BBB–	1,192,521
1,500	5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA	1,661,610

	Lake Orion Community School District, Oakland County, Michigan, General Obligation Bonds, Series 2012 Refunding:
1,200	5.000%, 5/01/14	No Opt. Call	N/R	1,200,156
775	4.000%, 5/01/15	No Opt. Call	AA–	803,543
1,000	5.000%, 5/01/16	No Opt. Call	AA–	1,089,740
1,000	4.000%, 5/01/17	No Opt. Call	AA–	1,091,920
1,780	4.000%, 5/01/18	No Opt. Call	AA–	1,967,986

	Michigan Finance Authority, Revenue Bonds, Detroit City School District, Series 2012:
1,000	5.000%, 6/01/14	No Opt. Call	A+	1,003,420
1,700	5.000%, 6/01/15	No Opt. Call	A+	1,766,997
1,600	5.000%, 6/01/16	No Opt. Call	A+	1,710,240

1,700	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Subordinate Refunding Series 2013, 5.000%, 10/01/15	No Opt. Call	AAA	1,816,858

	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012A:
10,000	5.000%, 7/01/14	No Opt. Call	AAA	10,083,200
15,475	5.000%, 7/01/15	No Opt. Call	AAA	16,358,158

	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B:
8,790	5.000%, 7/01/21	7/18 at 100.00	AAA	10,103,490
13,475	5.000%, 7/01/22	7/16 at 100.00	AAA	14,745,827

10,000	Michigan Hospital Finance Authority, Refunding and Project Revenue Bonds, Ascension Health Senior Credit Group, Series 2010F-5, 1.500%, 11/15/47 (Mandatory put 3/15/17)	No Opt. Call	AA+	10,169,500

Nuveen Investments	151

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$3,180	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/17	No Opt. Call	AA+	$3,612,003

18,530	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding Series 2010F-1, 2.000%, 11/15/47 (Mandatory put 5/30/18)	No Opt. Call	AA+	19,056,252

3,735	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009B, 4.375%, 10/01/19	10/18 at 100.00	AA	3,867,331

6,445	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005I, 5.000%, 10/15/33 – AMBAC Insured	10/15 at 100.00	Aa3	6,749,720

1,010	Michigan State Building Authority, Revenue Bonds, State Police Communications System Project, Series 2004, 5.375%, 10/01/15 (Pre-refunded 10/01/14) – NPFG Insured	10/14 at 100.00	AA– (4)	1,032,008

6,025	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/20	11/19 at 100.00	AA+	7,019,185

1,605	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/21	5/19 at 100.00	Aa2	1,829,395

2,000	Michigan State, General Obligation Refunding Bonds, Series 2002, 5.500%, 12/01/15	No Opt. Call	Aa2	2,167,320

7,000	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Edison Project, Refunding Series 2008, 5.250%, 8/01/29 (Mandatory put 8/01/14)	No Opt. Call	Aa3	7,085,890

2,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2014D, 5.000%, 9/01/22 (WI/DD, Settling 5/13/14)	No Opt. Call	A1	2,876,725

1,000	Pinckney Community Schools, Livingston and Washtenaw Counties, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/19 – AGM Insured	7/14 at 100.00	AA	1,003,530

	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, Refunding Series 2012A:
1,100	4.000%, 5/01/19	No Opt. Call	Aa2	1,226,742
1,000	5.000%, 5/01/21	No Opt. Call	Aa2	1,175,530

	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, School Building & Site Series 2013A:
765	5.000%, 5/01/19	No Opt. Call	Aa2	884,738
1,000	5.000%, 5/01/20	No Opt. Call	Aa2	1,166,770

1,370	South Lyon Community Schools, Oakland, Washtenaw and Livingston Counties, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/19 (Pre-refunded 5/01/15) – AGM Insured	5/15 at 100.00	AA (4)	1,436,157

1,025	South Redford School District, Wayne County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/22 – FGIC Insured	11/14 at 100.00	Aa2	1,046,074

4,975	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011, 5.000%, 5/01/19	No Opt. Call	Aa2	5,791,746

8,150	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010C, 5.000%, 12/01/16	No Opt. Call	A	8,971,683
147,885	Total Michigan			158,359,782

	Minnesota – 1.1%

	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A:
745	4.000%, 2/01/23	2/20 at 100.00	AA+	807,617
1,615	5.000%, 2/01/25	2/20 at 100.00	AA+	1,816,035
1,690	5.000%, 2/01/26	2/20 at 100.00	AA+	1,890,721

152	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$5,025	Minneapolis, Minnesota, General Obligation Bonds, Various Purpose Refunding Series 2009B, 4.000%, 12/01/15	No Opt. Call	AAA	$5,328,611

565	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2006A-3, 5.700%, 4/01/27	2/16 at 100.00	AA+	589,219

1,500	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Series 2005A, 5.000%, 1/01/18 – AMBAC Insured	1/15 at 100.00	A	1,542,225

	Minnesota State, General Fund Appropriation Refunding Bonds, Series 2014A:
2,695	5.000%, 6/01/20	No Opt. Call	AA	3,207,535
3,990	5.000%, 6/01/21	No Opt. Call	AA	4,780,619

	Minnesota State, General Obligation Bonds, State Trunk Highway Series 2009E:
4,000	4.500%, 8/01/17	No Opt. Call	AA+	4,491,360
4,000	4.500%, 8/01/18	No Opt. Call	AA+	4,576,560

	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A:
1,630	5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA	1,682,698
7,000	5.000%, 1/01/16 – AGC Insured	No Opt. Call	AA	7,533,330

885	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 5.000%, 1/01/23	No Opt. Call	A–	1,048,504
35,340	Total Minnesota			39,295,034

	Mississippi – 0.3%

11,500	Mississippi Business Finance Corporation, Revenue Bonds, Mississippi Power Company Project, First Series 2010, 1.625%, 12/01/40 (Mandatory put 1/12/18)	No Opt. Call	A	11,508,510

1,100	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/16	9/14 at 100.00	AA–	1,115,862
12,600	Total Mississippi			12,624,372

	Missouri – 1.8%

	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Shoal Creek Parkway Project, Series 2011:
1,700	5.625%, 6/01/23	6/16 at 100.00	N/R	1,727,455
1,100	6.500%, 6/01/25	No Opt. Call	N/R	1,113,376

	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2011B:
2,520	4.000%, 5/01/23	5/21 at 100.00	AAA	2,786,263
2,695	4.000%, 5/01/24	5/21 at 100.00	AAA	2,955,364

	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2010A:
3,630	5.000%, 1/01/17	No Opt. Call	Aaa	4,060,010
3,000	5.000%, 1/01/18	No Opt. Call	Aaa	3,445,890

	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013:
550	5.000%, 5/01/19	No Opt. Call	BBB+	620,961
440	5.000%, 5/01/20	No Opt. Call	BBB+	495,880
1,000	5.000%, 5/01/21	No Opt. Call	BBB+	1,122,720
2,545	4.000%, 5/01/22	No Opt. Call	BBB+	2,668,560
1,320	5.000%, 5/01/23	No Opt. Call	BBB+	1,470,203

Nuveen Investments	153

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2007A, 4.875%, 2/01/19	2/17 at 100.00	BBB+	$1,058,150

	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2013:
505	4.000%, 7/01/15	No Opt. Call	A–	525,973
445	5.000%, 7/01/16	No Opt. Call	A–	485,869
715	5.000%, 7/01/17	No Opt. Call	A–	806,027
765	5.000%, 7/01/18	No Opt. Call	A–	876,981

8,825	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 2012, 5.000%, 6/01/17	No Opt. Call	BBB+	9,672,112

	Springfield School District R12, Missouri, General Obligation Bonds, Refunding Series 2014B:
500	4.000%, 3/01/17	No Opt. Call	AA+	547,175
750	4.000%, 3/01/18	No Opt. Call	AA+	834,533

	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005:
8,185	5.500%, 7/01/17 – NPFG Insured	No Opt. Call	AA–	9,354,637
11,995	5.500%, 7/01/18 – NPFG Insured	No Opt. Call	AA–	13,993,127

	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A:
5,020	5.000%, 7/01/14 – AGM Insured	No Opt. Call	AA	5,060,762
1,650	5.000%, 7/01/17 – AGM Insured	No Opt. Call	AA	1,863,939
60,855	Total Missouri			67,545,967

	Nebraska – 0.7%

	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012:
375	4.000%, 6/15/15	No Opt. Call	AA–	390,251
500	4.000%, 6/15/16	No Opt. Call	AA–	536,065
750	4.000%, 6/15/17	No Opt. Call	AA–	821,573
600	4.000%, 6/15/18	No Opt. Call	AA–	665,970
800	5.000%, 6/15/19	No Opt. Call	AA–	933,480

	Lancaster County School District 1, Lincoln, Nebraska, General Obligation Bonds, Refunding Series 2009:
1,915	3.000%, 1/15/16	No Opt. Call	AAA	2,000,332
3,475	3.000%, 1/15/17	No Opt. Call	AAA	3,693,508
3,220	3.000%, 1/15/18	No Opt. Call	AAA	3,449,844
2,520	3.000%, 1/15/19	No Opt. Call	AAA	2,712,301

2,320	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 3.500%, 11/01/27	No Opt. Call	A–	2,184,048

3,000	University of Nebraska Facilities Corporation, UNMC Cancer Center Bonds, Series 2014A, 5.000%, 2/15/21	No Opt. Call	Aa1	3,606,870

3,045	Washington County, Nebraska, Wastewater and Solid Waste Disposal Facilities Revenue Bonds, Cargill Inc. Project, Variable Rate Demand Series 2012, 1.375%, 9/01/30 (Mandatory put 9/01/15) (Alternative Minimum Tax)	No Opt. Call	A	3,075,602
22,520	Total Nebraska			24,069,844

154	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada – 0.6%

	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
$1,000	5.000%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	A	$1,149,190
2,000	5.000%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	A	2,299,420

1,675	Clark County, Nevada, Limited Tax General Obligation Bank Bonds, Series 2006, 5.000%, 11/01/21 – AMBAC Insured	11/16 at 100.00	Aa1	1,851,512

4,635	Clark County, Nevada, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Refunding Series 2011, 5.000%, 7/01/14	No Opt. Call	AA–	4,673,192

2,625	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2010F-1, 5.000%, 7/01/15	No Opt. Call	A+	2,764,283

5,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/24	6/21 at 100.00	AA+	5,746,650

	Las Vegas, Nevada, Special Improvement District 607 Providence, Local Improvement Refunding Bonds, Series 2013:
460	2.000%, 6/01/14	No Opt. Call	N/R	459,986
325	3.000%, 6/01/16	No Opt. Call	N/R	325,520
990	3.000%, 6/01/17	No Opt. Call	N/R	981,674
190	4.000%, 6/01/18	No Opt. Call	N/R	193,392

2,825	Nevada, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Series 2005, 5.000%, 12/01/15 – FGIC Insured	No Opt. Call	AAA	3,039,446
21,725	Total Nevada			23,484,265

	New Hampshire – 0.1%

5,000	New Hampshire Business Finance Authority, Pollution Control Revenue Bonds, United Illuminating Company, Series 2010A, 4.500%, 7/01/27 (Mandatory put 7/01/15) (Alternative Minimum Tax)	No Opt. Call	Baa1	5,171,650

	New Jersey – 6.3%

740	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 4.750%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	BB	737,847

225	Bergen County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Bergen County Guaranteed, Series 2014B, 5.000%, 2/15/19	No Opt. Call	Aaa	262,865

2,435	Camden County Improvement Authority, New Jersey, Healthcare Revenue Bonds, Cooper Health System, Series 2005B, 5.000%, 2/15/15	No Opt. Call	BBB	2,508,147

1,500	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2005A, 5.000%, 2/15/15	No Opt. Call	BBB	1,545,060

3,890	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/15 at 100.00	AA–	4,003,082

	Millville, New Jersey, General Obligation Bonds, Improvement Series 2011:
1,000	5.000%, 11/01/16 – AGM Insured	No Opt. Call	AA	1,104,860
1,445	5.000%, 11/01/19 – AGM Insured	No Opt. Call	AA	1,665,550
920	5.000%, 11/01/20 – AGM Insured	No Opt. Call	AA	1,060,199

250	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2005, 5.000%, 12/01/14 – AMBAC Insured	No Opt. Call	N/R	256,260

345	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2007, 5.000%, 12/01/16 – AMBAC Insured	No Opt. Call	N/R	378,296

Nuveen Investments	155

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$5	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2007, 5.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	N/R (4)	$5,591

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
4,460	5.375%, 6/15/14 (ETM)	No Opt. Call	Aaa	4,489,302
650	5.375%, 6/15/15 (ETM)	No Opt. Call	Aaa	688,214
1,095	5.375%, 6/15/15 – RAAI Insured (ETM)	No Opt. Call	Aaa	1,159,375
1,430	5.500%, 6/15/16 (ETM)	No Opt. Call	Aaa	1,585,169
760	5.500%, 6/15/16 – RAAI Insured (ETM)	No Opt. Call	Aaa	842,468

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
3,740	5.750%, 6/15/29 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	3,766,330
75	5.750%, 6/15/29 (Pre-refunded 6/15/14) – AGC Insured	6/14 at 100.00	Aaa	75,528
100	5.750%, 6/15/29 (Pre-refunded 6/15/14) – RAAI Insured	6/14 at 100.00	Aaa	100,703
1,505	5.500%, 6/15/31 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	1,515,129
2,370	5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	2,386,685

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
3,900	5.000%, 6/15/14	No Opt. Call	BBB+	3,922,698
4,025	5.000%, 6/15/15	No Opt. Call	BBB+	4,225,002
2,970	5.000%, 6/15/16	No Opt. Call	BBB+	3,227,855
6,265	5.000%, 6/15/17	No Opt. Call	BBB+	6,995,624
8,510	5.000%, 6/15/18	No Opt. Call	BBB+	9,665,403
5,250	5.000%, 6/15/19	No Opt. Call	BBB+	6,033,353
245	4.000%, 6/15/19	No Opt. Call	BBB+	269,657
10,990	5.000%, 6/15/20	No Opt. Call	BBB+	12,590,803
7,410	5.000%, 6/15/21	No Opt. Call	BBB+	8,465,406
250	5.000%, 6/15/22	No Opt. Call	BBB+	284,728
475	5.000%, 6/15/22	No Opt. Call	AA	543,927
8,540	5.000%, 6/15/25	6/22 at 100.00	BBB+	9,308,942
6,000	5.000%, 6/15/26	6/22 at 100.00	BBB+	6,483,420
685	4.250%, 6/15/27	6/22 at 100.00	BBB+	696,645

2,325	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P, 5.000%, 9/01/14	No Opt. Call	A1	2,363,363

4,890	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/20	No Opt. Call	A1	5,709,564

3,710	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Series 2004A, 5.250%, 9/01/14 – AGM Insured	No Opt. Call	AA	3,772,180

3,635	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University Issue, Series 2007A, 5.250%, 7/01/21 – NPFG Insured	No Opt. Call	AA	3,995,410

330	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	430,627

	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
4,060	5.000%, 7/01/18	No Opt. Call	BB+	4,352,807
4,260	5.000%, 7/01/19	No Opt. Call	BB+	4,572,088

410	New Jersey Highway Authority, Senior Revenue Bonds, Garden State Parkway, Series 1989, 6.000%, 1/01/19 – NPFG Insured (ETM)	No Opt. Call	Aaa	483,636

156	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$1,400	New Jersey Transit Corporation, Certificates of Participation Refunding, Series 2003, 5.500%, 10/01/14 – AGM Insured	No Opt. Call	AA	$1,429,764

5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005C, 5.250%, 6/15/15 – NPFG Insured (ETM)	No Opt. Call	Aaa	5,286,900

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D:
5,390	5.000%, 12/15/17	No Opt. Call	A1	6,166,915
9,750	5.000%, 12/15/18	No Opt. Call	A1	11,286,308

2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.000%, 6/15/14	No Opt. Call	A1	2,012,260

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA:
11,500	5.000%, 6/15/19	No Opt. Call	A1	13,351,040
13,675	5.000%, 6/15/20	No Opt. Call	A1	15,939,307

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
2,265	6.500%, 1/01/16	No Opt. Call	A3	2,488,420
5	6.500%, 1/01/16 – AMBAC Insured	No Opt. Call	A3	5,493
805	6.500%, 1/01/16 – NPFG Insured	No Opt. Call	AA–	884,405

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
1,425	6.500%, 1/01/16 (ETM)	No Opt. Call	A3 (4)	1,571,120
10	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	11,025
460	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	507,168
120	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (4)	132,305
245	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	270,122
1,165	6.500%, 1/01/16 – AGM Insured (ETM)	No Opt. Call	AA (4)	1,228,073
1,045	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (4)	1,096,383
45	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	47,436
1,205	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	1,264,250

5,945	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/19	No Opt. Call	A+	6,890,017

	Parsippany-Troy Hills Township Board of Education, Morris County, New Jersey, General Obligation Bonds, Refunding Series 2014:
175	5.000%, 8/15/22	No Opt. Call	AA	210,471
500	5.000%, 8/15/23	No Opt. Call	AA	603,535

1,125	Parsippany-Troy Hills Township, New Jersey, General Obligation Bonds, Refunding Series 2012, 4.000%, 7/15/20	No Opt. Call	AA	1,263,409

1,700	Passaic Valley Sewage Commissioners, New Jersey, Sewer Revenue Bonds, Series 2010G, 5.750%, 12/01/22	No Opt. Call	A2	2,048,993

	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Refunding Bonds, Series 2012Q:
4,340	3.000%, 1/01/18	No Opt. Call	A1	4,581,868
4,850	3.000%, 1/01/19	No Opt. Call	A1	5,101,667

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
4,160	5.000%, 6/01/14	No Opt. Call	Aaa	4,173,520
5,660	5.000%, 6/01/15	No Opt. Call	Aaa	5,878,193
105	5.000%, 6/01/17	No Opt. Call	Aa3	114,975
5,525	4.500%, 6/01/23	6/17 at 100.00	BB	5,370,190
1,065	4.625%, 6/01/26	6/17 at 100.00	B+	941,598
210,735	Total New Jersey			230,686,928

Nuveen Investments	157

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York – 10.6%

$500	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 2/01/19 – FGIC Insured	2/15 at 100.00	AA–	$516,100

1,585	Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue Bonds, Series 2010A, 5.000%, 8/15/19	No Opt. Call	AA–	1,856,098

5	Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue Bonds, Series 2010A, 5.000%, 8/15/19 (ETM)	No Opt. Call	N/R (4)	5,951

1,250	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2012-1, 5.000%, 7/01/23	1/22 at 100.00	AA	1,469,700

2,500	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005A, 5.000%, 2/15/19 (Pre-refunded 2/15/15) – AMBAC Insured	2/15 at 100.00	AA– (4)	2,596,100

12,195	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012A, 5.000%, 12/15/21	No Opt. Call	AAA	14,584,488

5	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012A, 5.000%, 12/15/21 (ETM)	No Opt. Call	N/R (4)	6,054

3,335	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014A, 5.000%, 2/15/21	No Opt. Call	AAA	3,966,516

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
735	0.000%, 6/01/16 – AGM Insured	No Opt. Call	AA	722,703
355	0.000%, 6/01/19 – AGM Insured	No Opt. Call	AA	323,831
480	0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	405,374
450	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	363,191
1,095	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA	843,281

165	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2003B, 5.250%, 6/01/14 (ETM)	No Opt. Call	A– (4)	165,706

2,390	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2003B, 5.250%, 12/01/14	No Opt. Call	A–	2,457,159

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
4,175	5.000%, 12/01/19 (Pre-refunded 6/01/16) – FGIC Insured	6/16 at 100.00	AA– (4)	4,581,520
850	5.250%, 12/01/20 (Pre-refunded 6/01/16) – FGIC Insured	6/16 at 100.00	AA– (4)	937,176

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
5,910	5.000%, 12/01/16 – AGM Insured	6/16 at 100.00	AA	6,420,092
850	4.250%, 12/01/16 – AGM Insured	No Opt. Call	AA	910,206
970	4.000%, 12/01/16 – AGM Insured	No Opt. Call	AA	1,033,690
240	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	AA–	256,834

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006D:
595	5.000%, 9/01/17 – NPFG Insured	9/16 at 100.00	AA–	651,013
85	5.000%, 9/01/20 – NPFG Insured	9/16 at 100.00	AA–	92,486
520	5.000%, 9/01/23 – NPFG Insured	9/16 at 100.00	AA–	561,408

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006E:
4,350	5.000%, 12/01/17 – FGIC Insured	12/16 at 100.00	AA–	4,798,398
2,375	5.000%, 12/01/17	12/16 at 100.00	A–	2,604,520

158	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)
$2,145	5.000%, 12/01/18 – FGIC Insured	12/16 at 100.00	AA–	$2,363,769
13,015	5.000%, 12/01/18 – NPFG Insured	12/16 at 100.00	AA–	14,342,400
190	5.000%, 12/01/20 – NPFG Insured	12/16 at 100.00	AA–	208,303
900	5.000%, 12/01/21 – FGIC Insured	12/16 at 100.00	AA–	983,079
1,035	5.000%, 12/01/21 – NPFG Insured	12/16 at 100.00	AA–	1,130,541
715	5.000%, 12/01/21 – AGM Insured	12/16 at 100.00	AA	781,002
4,505	5.000%, 12/01/22 – FGIC Insured	12/16 at 100.00	AA–	4,908,828
155	5.000%, 12/01/22	12/16 at 100.00	A–	168,111
10	4.125%, 12/01/22 – FGIC Insured	12/16 at 100.00	AA–	10,626

	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A:
480	5.000%, 4/01/18	No Opt. Call	A–	541,469
3,420	5.000%, 4/01/19	No Opt. Call	A–	3,899,279
1,250	5.500%, 4/01/22	4/19 at 100.00	A–	1,409,250

3,040	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 5.000%, 5/01/15 – NPFG Insured	No Opt. Call	AA–	3,186,163

	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F:
885	5.000%, 5/01/16 – NPFG Insured	No Opt. Call	AA–	956,650
8,770	5.000%, 5/01/17 – NPFG Insured	No Opt. Call	AA–	9,733,209
2,940	5.000%, 5/01/18 – NPFG Insured	11/16 at 100.00	AA–	3,231,295
720	5.000%, 5/01/19 – NPFG Insured	11/16 at 100.00	AA–	789,271

1,100	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/16	No Opt. Call	A–	1,189,056

1,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/21	No Opt. Call	A–	1,146,960

5,500	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Refunding Series 2012A, 5.000%, 11/15/20	No Opt. Call	AA	6,516,345

	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012-B2:
3,985	5.000%, 11/15/21	No Opt. Call	A+	4,694,768
2,000	5.000%, 11/15/22	No Opt. Call	A+	2,361,140

	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012H:
5,135	5.000%, 11/15/20	No Opt. Call	A+	6,028,798
3,090	4.000%, 11/15/21	No Opt. Call	A+	3,439,664
5,790	4.000%, 11/15/22	No Opt. Call	A+	6,423,137

1,090	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014B, 5.000%, 11/15/19	No Opt. Call	A+	1,274,755

1,000	Monroe County, New York, General Obligation Bonds, Refunding Series 2012, 5.000%, 3/01/15	No Opt. Call	A	1,036,420

8,425	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005B, 5.000%, 6/15/20 (Pre-refunded 12/15/14) – AMBAC Insured	12/14 at 100.00	Aa1 (4)	8,681,541

3,040	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005B, 5.000%, 6/15/20 – AMBAC Insured	12/14 at 100.00	AAA	3,131,595

10,085	New York City, New York, General Obligation Bonds, Fiscal 2010 Series C, 5.000%, 8/01/17	No Opt. Call	AA	11,448,996

10,000	New York City, New York, General Obligation Bonds, Fiscal 2012 Series I, 5.000%, 8/01/14	No Opt. Call	AA	10,124,400

Nuveen Investments	159

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$7,200	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 1997C, 5.000%, 8/01/32 (Mandatory put 8/01/16) – NPFG Insured	No Opt. Call	AA–	$7,794,936

2,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004A, 4.750%, 5/15/32 (Mandatory put 7/01/16) – NPFG Insured	No Opt. Call	AA–	2,149,100

2,000	New York State Environmental Facilities Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Refunding Series 2013, 2.750%, 7/01/17	No Opt. Call	A–	2,095,460

27,005	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A–	31,302,036

3,080	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/19 – AMBAC Insured	10/15 at 100.00	AA	3,284,758

470	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/19 (Pre-refunded 10/01/15) – AMBAC Insured	10/15 at 100.00	N/R (4)	502,134

	New York State Thruway Authority, Local Highway and Bridge Service Contract Bonds, Series 2009:
5,000	4.000%, 4/01/16	No Opt. Call	AA–	5,340,850
5,000	4.000%, 4/01/17	No Opt. Call	AA–	5,480,600
6,845	5.000%, 4/01/18	No Opt. Call	AA–	7,886,261

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B:
7,800	5.000%, 6/01/15	No Opt. Call	AA–	8,210,358
5,560	5.000%, 6/01/16	No Opt. Call	AA–	6,092,592
4,100	5.000%, 6/01/17	No Opt. Call	AA–	4,641,528
2,800	5.000%, 6/01/18	No Opt. Call	AA–	3,236,940

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2013A:
4,370	5.000%, 6/01/20	6/16 at 100.00	AA–	4,737,648
3,315	5.000%, 6/01/21	6/16 at 100.00	AA–	3,593,891

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2013B:
4,940	5.000%, 6/01/19	6/14 at 100.00	AA–	4,959,809
5,000	5.000%, 6/01/19	6/15 at 100.00	AA–	5,247,750
2,090	5.000%, 6/01/20	6/15 at 100.00	AA–	2,189,798
3,105	5.000%, 6/01/20	6/16 at 100.00	AA–	3,366,224
14,250	5.000%, 6/01/21	6/16 at 100.00	AA–	15,461,250
1,500	5.000%, 6/01/21	6/17 at 100.00	AA–	1,683,615
5,030	5.000%, 6/01/22	6/17 at 100.00	AA–	5,639,032

10,000	New York State Urban Development Corporation, Service Contract Revenue Bonds, Refunding Series 2010A, 5.000%, 1/01/17	No Opt. Call	AA–	11,167,600

	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009A-1:
3,105	5.000%, 12/15/16	No Opt. Call	AAA	3,473,408
1,000	5.000%, 12/15/17	No Opt. Call	AAA	1,152,690

8,085	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009C, 5.000%, 12/15/18	No Opt. Call	AAA	9,481,926

3,080	North Babylon Union Free School District, Suffolk County, New York, General Obligation Bonds, Refunding Series 2013, 3.000%, 1/15/15	No Opt. Call	Aa3	3,141,538

160	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$2,250	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital Health Center Project, Series 2014A, 5.000%, 7/01/25	7/19 at 100.00	BB	$2,279,475

	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2012B:
16,120	4.000%, 11/15/20	No Opt. Call	AA–	18,264,927
18,685	4.000%, 11/15/21	No Opt. Call	AA–	21,043,608

5,150	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2013B, 4.000%, 11/15/19	No Opt. Call	AA–	5,848,392

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
1,740	4.750%, 6/01/22	6/16 at 100.00	BBB–	1,733,579
3,620	5.000%, 6/01/26	6/16 at 100.00	BB–	3,429,407

	Yonkers, New York, General Obligation Bonds, Series 2012C:
2,440	3.000%, 8/15/22	No Opt. Call	A+	2,443,343
2,510	3.000%, 8/15/23	No Opt. Call	A+	2,439,896
353,625	Total New York			390,066,774

	North Carolina – 1.3%

	Fayetteville Public Works Commission, North Carolina, Revenue Bonds, Refunding Series 2009A:
3,000	5.000%, 3/01/16	No Opt. Call	AA	3,252,480
2,010	5.000%, 3/01/17	No Opt. Call	AA	2,252,406
2,075	5.000%, 3/01/18	No Opt. Call	AA	2,381,706

	Mecklenburg County Public Facilities Corporation, North Carolina, Limited Obligation Bonds, Refunding Series 2009:
5,500	5.000%, 3/01/16	No Opt. Call	AA+	5,971,405
3,025	5.000%, 3/01/18	No Opt. Call	AA+	3,479,506

	New Hanover County, North Carolina, General Obligation Bonds, School Series 2009:
1,500	3.000%, 6/01/14	No Opt. Call	AAA	1,503,780
1,500	3.000%, 6/01/15	No Opt. Call	AAA	1,546,845
1,500	3.000%, 6/01/16	No Opt. Call	AAA	1,583,355
765	3.000%, 6/01/17	No Opt. Call	AAA	820,608

	North Carolina Medical Care Commission, Hospital Revenue Bonds, CaroMont Health, Series 2008:
2,665	3.000%, 2/15/15 – AGC Insured	No Opt. Call	AA	2,724,909
3,290	3.500%, 2/15/16 – AGC Insured	No Opt. Call	AA	3,464,469
2,760	4.000%, 2/15/17 – AGC Insured	No Opt. Call	AA	3,006,523

	North Carolina State, Capital Improvement Limited Obligation Bonds, Series 2009A:
1,000	5.000%, 5/01/19	No Opt. Call	AA+	1,175,930
5,195	5.000%, 5/01/20	5/19 at 100.00	AA+	6,035,811
3,540	5.000%, 5/01/21	5/19 at 100.00	AA+	4,101,869

500	University of North Carolina System, Pooled Revenue Bonds, East Carolina University, Series 2011A, 3.000%, 5/01/14	No Opt. Call	Aa2	500,040

	Wilmington, North Carolina, Limited Obligation Bonds, Refunding Series 2012:
350	2.000%, 6/01/14 – AGM Insured	No Opt. Call	AA	350,557
420	3.000%, 6/01/15 – AGM Insured	No Opt. Call	AA	432,697
860	4.000%, 6/01/17 – AGM Insured	No Opt. Call	AA	945,699
800	4.000%, 6/01/18 – AGM Insured	No Opt. Call	AA	893,520
42,255	Total North Carolina			46,424,115

Nuveen Investments	161

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Dakota – 0.5%

$800	Fargo Public School District 1, County, North Dakota, General Obligation Bonds, Limited Tax School Building Series 2008, 4.000%, 5/01/14	No Opt. Call	Aa3	$800,088

4,365	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System, Series 2007, 5.500%, 12/01/17	No Opt. Call	A–	4,853,924

1,000	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006, 5.125%, 7/01/18	7/16 at 100.00	BBB–	1,047,060

1,130	West Fargo, North Dakota, General Obligation Bonds, Refunding & Improvement Series 2012C, 3.000%, 5/01/17	No Opt. Call	Aa3	1,198,376

2,835	Williston, North Dakota, Limited Obligation Bonds, Certificates of Indebtedness, Series 2013A, 2.500%, 11/01/15	11/14 at 100.00	N/R	2,847,843

6,035	Williston, North Dakota, Sales Tax Revenue Bonds, Series 2013A, 4.000%, 5/01/20 – AGM Insured	5/17 at 100.00	AA	6,459,079
16,165	Total North Dakota			17,206,370

	Ohio – 4.4%

	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012:
2,000	5.000%, 11/15/21	No Opt. Call	A1	2,293,420
2,655	5.000%, 11/15/22	5/22 at 100.00	A1	3,038,010

	Akron, Ohio, Waterworks System Mortgage Revenue Improvement Bonds, Refunding Series 2009:
2,220	5.000%, 3/01/15 – AGC Insured	No Opt. Call	A3	2,306,846
2,650	5.000%, 3/01/17 – AGC Insured	No Opt. Call	A3	2,959,282

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1:
5,825	5.000%, 6/01/14	No Opt. Call	Aaa	5,843,931
9,515	5.000%, 6/01/15	No Opt. Call	Aaa	9,881,803
6,640	5.000%, 6/01/16	No Opt. Call	A1	7,111,108
3,475	5.000%, 6/01/17	No Opt. Call	A3	3,805,125

15,065	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B–	13,020,228

3,220	Cleveland, Ohio, Airport System Revenue Bonds, Series 2009C, 5.000%, 1/01/18 – AGM Insured	No Opt. Call	AA	3,606,754

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,470	5.000%, 12/01/19	No Opt. Call	AA	1,709,669
1,540	5.000%, 12/01/20	12/19 at 100.00	AA	1,760,867
1,620	5.000%, 12/01/21	12/19 at 100.00	AA	1,826,420

	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013:
510	3.000%, 6/15/14	No Opt. Call	Baa2	511,561
500	4.000%, 6/15/17	No Opt. Call	Baa2	533,200
1,015	5.000%, 6/15/19	No Opt. Call	Baa2	1,131,329
1,000	5.000%, 6/15/21	No Opt. Call	Baa2	1,103,790

	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children’s Hospital Medical Center, Refunding Series 2014S:
1,150	5.000%, 5/15/21	No Opt. Call	AA	1,366,430
275	5.000%, 5/15/22	No Opt. Call	AA	324,701
1,000	5.000%, 5/15/23	No Opt. Call	AA	1,183,350

162	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$1,600	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2014, 5.000%, 2/01/20	No Opt. Call	A–	$1,827,920

	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A:
2,460	5.000%, 1/01/20	No Opt. Call	AA	2,860,070
1,700	5.000%, 1/01/23	No Opt. Call	AA	1,981,078

2,175	Marysville, Union County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.000%, 12/01/20 – AMBAC Insured	No Opt. Call	Aa3	2,527,198

	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
1,000	5.000%, 2/15/16	No Opt. Call	BB+	1,040,730
2,000	5.000%, 2/15/17	No Opt. Call	BB+	2,106,260
1,630	5.000%, 2/15/18	No Opt. Call	BB+	1,728,517
1,000	5.000%, 2/15/19	No Opt. Call	BB+	1,061,510
270	5.000%, 2/15/20	No Opt. Call	BB+	284,086
2,000	5.000%, 2/15/21	No Opt. Call	BB+	2,076,800

	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
730	3.000%, 10/01/15	No Opt. Call	A1	754,090
870	3.000%, 10/01/16	No Opt. Call	A1	911,482
1,100	4.000%, 10/01/17	No Opt. Call	A1	1,192,268

5,650	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009A, 3.875%, 12/01/38	6/14 at 100.00	Baa1	5,664,408

10,285	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2006A, 3.750%, 12/01/23	No Opt. Call	BBB–	10,703,085

4,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	4,496,960

6,685	Ohio State, General Obligation Bonds, Infrastructure Improvement Series 2013B, 5.000%, 8/01/21	No Opt. Call	AA+	8,036,774

6,450	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011A, 5.000%, 9/15/21	No Opt. Call	AA+	7,762,575

12,625	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011C, 5.000%, 9/15/20	No Opt. Call	AA+	15,084,729

	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009B:
820	5.000%, 1/01/17	No Opt. Call	Aa2	911,348
500	5.000%, 1/01/18	No Opt. Call	Aa2	571,000

80	Ohio Water Development Authority, Loan Revenue Bonds, Pure Water Development, Series 1990I, 6.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa	84,946

10,715	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, 2.200%, 6/01/33 (Mandatory put 6/01/16)	No Opt. Call	BBB–	10,756,681

2,000	Ohio Water Development Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004, 2.250%, 7/01/21 (Mandatory put 7/01/16)	No Opt. Call	A–	2,057,440

4,540	Ohio, State Appropriation Lease Bonds, Mental Health Capital Facilities, Refunding Series 2012A, 5.000%, 6/01/17 – NPFG Insured	No Opt. Call	AA	5,123,299

Nuveen Investments	163

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
$2,145	5.000%, 12/01/15	No Opt. Call	N/R	$2,209,221
2,265	5.000%, 12/01/16	No Opt. Call	N/R	2,350,232

2,230	University of Toledo, Ohio, General Receipts Bonds, Series 2009, 4.000%, 6/01/18	No Opt. Call	A+	2,462,723

1,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.100%, 7/01/17 (Alternative Minimum Tax) (5)	No Opt. Call	N/R	32,900
153,870	Total Ohio			163,978,154

	Oklahoma – 1.3%

	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012:
1,395	4.000%, 9/01/18	No Opt. Call	A+	1,529,631
1,435	4.000%, 9/01/19	No Opt. Call	A+	1,567,164
2,685	4.500%, 9/01/20	No Opt. Call	A+	2,999,655

4,500	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2013, 5.000%, 6/01/18	No Opt. Call	A	5,091,660

4,845	Cleveland County Public Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2010, 4.000%, 6/01/14	No Opt. Call	A+	4,860,407

	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Midwest City-Del City Public Schools Project, Series 2012:
5,000	3.000%, 3/01/17	No Opt. Call	A+	5,283,550
2,820	4.000%, 3/01/18	No Opt. Call	A+	3,092,807

3,530	Tulsa (Oklahoma), Industrial Authority, Revenue and Refunding Bonds (The University of Tulsa), Series 1996A, 6.000%, 10/01/16 – NPFG Insured	No Opt. Call	AA-	3,678,048

	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2009A:
1,000	4.000%, 6/01/15	No Opt. Call	BBB+	1,034,310
1,200	4.500%, 6/01/16	6/15 at 100.00	BBB+	1,243,536

6,290	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Tulsa International Airport, Series 1997B, 7.050%, 6/01/17 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	6,808,044

7,425	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2011, 5.000%, 9/01/19	No Opt. Call	AA–	8,680,939

1,250	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2012, 4.000%, 9/01/22	No Opt. Call	AA–	1,385,788
43,375	Total Oklahoma			47,255,539

	Oregon – 0.7%

2,575	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Refunding Bonds, Series 2012B, 4.000%, 6/15/22	No Opt. Call	AA+	2,905,398

1,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/22	5/19 at 100.00	AAA	1,156,950

	Portland Community College District, Multnomah County, Oregon, General Obligation Bonds, Series 2013:
3,795	5.000%, 6/15/14	No Opt. Call	Aa1	3,818,301
5,655	5.000%, 6/15/15	No Opt. Call	Aa1	5,966,817

164	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oregon (continued)

$2,000	Tri-County Metropolitan Transportation District, Oregon, Capital Grant Receipt Revenue Bonds, Series 2011A, 5.000%, 10/01/18	No Opt. Call	A	$2,312,100

10,450	Tri-County Metropolitan Transportation District, Oregon, Revenue Bonds, Payroll Tax and Grant Receipt Series 2013, 3.000%, 11/01/16	5/15 at 100.00	Aa3	10,725,358
25,475	Total Oregon			26,884,924

	Pennsylvania – 6.3%

385	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Duquesne University, Series 2013A, 3.000%, 3/01/15	No Opt. Call	A2	393,909

	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Jefferson Regional Medical Center, Series 2006B:
1,865	5.000%, 5/01/14	No Opt. Call	Baa2	1,865,168
1,985	5.000%, 5/01/15	No Opt. Call	Baa2	2,040,878
1,620	5.000%, 5/01/16	No Opt. Call	Baa2	1,699,996
1,285	5.000%, 5/01/18	5/16 at 100.00	Baa2	1,332,018

5,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008B, 5.000%, 6/15/18	No Opt. Call	Aa3	5,745,600

	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2011:
6,550	5.000%, 12/01/17 – AGM Insured	No Opt. Call	AA	7,458,944
4,400	5.000%, 12/01/18 – AGM Insured	No Opt. Call	AA	5,089,788

1,900	Berks County, Pennsylvania, General Obligation Bonds, Series 2008, 5.000%, 11/15/21	11/18 at 100.00	Aa1	2,193,721

1,120	Centre County, Pennsylvania, General Obligation Bonds, Series 2012A, 3.000%, 7/01/19	No Opt. Call	AA	1,194,894

2,295	Coatesville Area School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2009, 4.000%, 10/01/14 – AGM Insured	No Opt. Call	AA	2,324,307

7,910	Coatesville Area School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2014A, 4.000%, 8/15/19 (WI/DD, Settling 5/28/14) – BAM Insured	No Opt. Call	AA	8,670,467

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Refunding Series 2005A:
440	5.000%, 12/01/15 – RAAI Insured	No Opt. Call	BBB+	460,029
20	4.250%, 12/01/17 – RAAI Insured	12/15 at 100.00	BBB+	20,528
210	5.000%, 12/01/19 – RAAI Insured	12/15 at 100.00	BBB+	216,216
75	5.000%, 12/01/21 – RAAI Insured	12/15 at 100.00	BBB+	76,392

	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2010:
1,000	4.000%, 12/01/16	No Opt. Call	A+	1,082,890
500	5.000%, 12/01/18	No Opt. Call	A+	578,185

3,335	Lancaster County, Pennsylvania, General Obligation Bonds, Series 2009A, 5.000%, 11/01/18 – AGM Insured	No Opt. Call	A1	3,856,761

1,000	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.125%, 12/15/20	12/14 at 100.00	N/R	1,008,130

3,425	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Refunding Series 2004, 5.000%, 11/15/18	7/14 at 100.00	B+	3,425,206

2,700	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.500%, 12/15/19	No Opt. Call	N/R	2,706,993

2,165	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A, 5.000%, 7/01/17	No Opt. Call	A–	2,381,673

Nuveen Investments	165

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$1,080	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 4.000%, 5/01/19	No Opt. Call	A	$1,162,166

3,450	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/23	No Opt. Call	A	3,900,674

560	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23	7/14 at 100.00	N/R	484,409

940	Pennsylvania Convention Center Authority, Revenue Bonds, Series 1989A, 6.700%, 9/01/16 – FGIC Insured (ETM)	No Opt. Call	AA+ (4)	1,022,344

	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A:
3,050	5.250%, 10/15/14	No Opt. Call	BBB+	3,100,691
3,285	5.250%, 10/15/15	No Opt. Call	BBB+	3,452,436

2,700	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2009, 1.750%, 12/01/33 (Mandatory put 12/01/15)	No Opt. Call	A–	2,750,652

10,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2011, 2.625%, 7/01/41 (Mandatory put 7/01/14)	No Opt. Call	A–	10,033,600

	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012A:
2,500	5.000%, 7/01/15	No Opt. Call	Aaa	2,643,275
4,945	5.000%, 7/01/19	No Opt. Call	Aaa	5,855,424

	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B:
10	5.000%, 1/01/20	No Opt. Call	Aaa	11,764
225	5.000%, 7/01/20	7/19 at 100.00	Aaa	264,071
5,725	5.000%, 7/01/21	1/18 at 100.00	Aaa	6,502,455
23,760	5.000%, 1/01/22	7/17 at 100.00	Aaa	26,833,356
8,415	5.000%, 7/01/22	7/16 at 100.00	Aaa	9,200,120
15,750	5.000%, 1/01/23	1/16 at 100.00	Aaa	16,895,183
13,270	5.000%, 7/01/23	7/15 at 100.00	Aaa	13,973,443
15	5.000%, 7/01/23	1/15 at 100.00	Aaa	15,460

11,800	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA	11,935,936

1,775	Pennsylvania State Public School Building Authority, Lease Revenue Bonds, Philadelphia School District Project, Series 2006A, 4.500%, 6/01/15 – AGM Insured	No Opt. Call	AA	1,846,071

	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009B:
4,025	5.000%, 6/01/14	No Opt. Call	A–	4,041,664
4,000	5.000%, 6/01/15	No Opt. Call	A–	4,203,240
4,000	5.000%, 6/01/16	No Opt. Call	A–	4,361,360

16,030	Pennsylvania, General Obligation Bonds, Refunding 3rd Series 2004, 5.375%, 7/01/16 – NPFG Insured	No Opt. Call	AA	17,763,805

2,530	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	3,002,503

166	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$10,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Refunding Series 2010C, 5.000%, 9/01/16	No Opt. Call	Aa3	$10,925,500

	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2011D:
1,795	5.000%, 9/01/17	No Opt. Call	Aa3	2,001,407
1,525	5.000%, 9/01/18	No Opt. Call	Aa3	1,725,217

	Pittsburgh Water and Sewerage Authority, Pennsylvania, Water and Sewerage System Revenue Refunding Bonds, Series 1986:
604	7.250%, 9/01/14 – FGIC Insured (ETM)	No Opt. Call	Aaa	616,992
620	6.000%, 9/01/16 – FGIC Insured (ETM)	No Opt. Call	Aaa	679,235

	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2013:
260	4.000%, 12/01/14	No Opt. Call	BBB–	264,332
1,205	4.000%, 12/01/16	No Opt. Call	BBB–	1,267,503

1,250	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 4.625%, 8/01/17	No Opt. Call	BBB+	1,332,438

2,500	University of Pittsburgh of the Commonwealth System of Higher Education, Pennsylvania, University Capital Project Bonds, Series 2009B, 5.500%, 9/15/21	3/19 at 100.00	Aa1	2,960,900
214,784	Total Pennsylvania			232,852,319

	Puerto Rico – 0.0%

150	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	153,290

	Rhode Island – 0.2%

	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2013B:
700	5.000%, 7/01/19	No Opt. Call	A3	786,331
1,165	5.000%, 7/01/20	No Opt. Call	A3	1,303,670
1,360	5.000%, 7/01/21	No Opt. Call	A3	1,517,094

	Rhode Island Health and Education Building Corporation, University of Rhode Island Auxiliary Enterprise Revenue Refunding Issue, Series 2013C:
450	4.000%, 9/15/16	No Opt. Call	A+	483,737
520	4.000%, 9/15/18	No Opt. Call	A+	574,168

2,000	Rhode Island Industrial Facilities Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004A, 4.625%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	A–	2,108,240

1,865	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	7/14 at 100.00	A2	1,865,298
8,060	Total Rhode Island			8,638,538

	South Carolina – 0.9%

3,065	Cherokee County School District 1, South Carolina, General Obligation Bonds, Series 2013A, 4.000%, 3/01/15	No Opt. Call	Aa1	3,164,306

	Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Refunding Series 2012:
1,500	3.500%, 2/01/20	No Opt. Call	Aa1	1,657,065
1,000	4.500%, 2/01/21	No Opt. Call	Aa1	1,164,570

6,010	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/19 (Pre-refunded 12/01/14)	12/14 at 100.00	AA– (4)	6,189,098

Nuveen Investments	167

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Building Equity Sooner Series 2012:
$3,365	5.000%, 12/01/21	No Opt. Call	AA	$3,988,669
4,910	5.000%, 12/01/22	No Opt. Call	AA	5,847,859

5,245	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/24	12/16 at 100.00	AA	5,715,162

1,245	McCormick County, South Carolina, Hospital Facilities Revenue Refunding and Improvement Bonds, McCormick Health Care Center Project, Series 2006, 8.000%, 3/01/21 (ETM)	No Opt. Call	N/R (4)	1,599,003

1,645	South Carolina JOBS Economic Development Authority, Revenue Bonds, Waste Management of South Carolina, Inc. Project, Series 2008, 2.875%, 2/01/15	No Opt. Call	A–	1,673,541

1,650	South Carolina Public Service Authority, Revenue Bonds, Santee Cooper Electric System, Series 2005A, 5.250%, 1/01/22 – NPFG Insured	No Opt. Call	AA–	1,771,077
29,635	Total South Carolina			32,770,350

	South Dakota – 0.1%

	Deadwood, South Dakota, Certificates of Participation, Refunding Series 2012:
1,580	3.000%, 11/01/17	No Opt. Call	A	1,658,052
770	3.000%, 11/01/18	No Opt. Call	A	806,537

1,320	Heartland Consumers Power District, South Dakota, Electric System Revenue Bonds, Series 1977, 6.375%, 1/01/16 (ETM)	No Opt. Call	Aaa	1,405,417

400	South Dakota Building Authority, Revenue Bonds, Series 2013B, 5.000%, 6/01/20	No Opt. Call	AA	468,312
4,070	Total South Dakota			4,338,318

	Tennessee – 1.1%

	First Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2012A:
425	2.000%, 12/01/14	No Opt. Call	AA+	429,569
225	2.000%, 12/01/15	No Opt. Call	AA+	231,107
225	2.000%, 12/01/16	No Opt. Call	AA+	233,640
475	2.000%, 12/01/17	No Opt. Call	AA+	493,649
710	4.000%, 12/01/20	No Opt. Call	AA+	800,816
740	4.000%, 12/01/21	No Opt. Call	AA+	834,320

695	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.000%, 7/01/14	No Opt. Call	BBB+	699,406

	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2012A:
1,030	5.000%, 1/01/19	No Opt. Call	A	1,177,455
2,500	5.000%, 1/01/20	No Opt. Call	A	2,845,375
1,500	4.000%, 1/01/21	No Opt. Call	A	1,620,150

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
1,335	3.000%, 11/01/17	No Opt. Call	BBB+	1,389,655
250	3.000%, 11/01/18	No Opt. Call	BBB+	259,523
1,070	4.000%, 11/01/19	No Opt. Call	BBB+	1,153,599
810	4.000%, 11/01/20	No Opt. Call	BBB+	868,628
500	4.000%, 11/01/21	No Opt. Call	BBB+	533,875
1,030	5.000%, 11/01/22	11/21 at 100.00	BBB+	1,171,172

168	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage Revenue Bonds, Subordinate Lien Refunding Series 2012:
$2,570	5.000%, 7/01/21	No Opt. Call	A+	$3,048,637
1,320	5.000%, 7/01/22	No Opt. Call	A+	1,575,394

	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Baptist Memorial Healthcare, Series 2004A:
2,000	5.000%, 9/01/15	No Opt. Call	AA–	2,124,160
5,000	5.000%, 9/01/16	No Opt. Call	AA–	5,497,850
2,500	5.000%, 9/01/18	No Opt. Call	AA–	2,875,900

7,530	Tennessee State, General Obligation Bonds, Series 2009A, 5.000%, 5/01/17	No Opt. Call	Aaa	8,514,171

1,000	Tennessee State, General Obligation Bonds, Series 2009A, 5.000%, 5/01/19 (Pre-refunded 5/01/17)	5/17 at 100.00	Aaa	1,130,810

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
250	5.000%, 9/01/14	No Opt. Call	A	253,763
205	5.250%, 9/01/18	No Opt. Call	A	230,537

1,395	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 5.000%, 2/01/17	No Opt. Call	A	1,515,891
37,290	Total Tennessee			41,509,052

	Texas – 6.4%

2,960	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R	3,052,766

20,350	Board of Regents, University of Texas System, Financing System Revenue Bonds, Refunding Series 2012A, 5.000%, 8/15/23	No Opt. Call	AAA	24,980,643

	Canadian River Municipal Water Authority, Texas, Contract Revenue Bonds, Conjunctive Use Groundwater Supply Project, Subordinate Lien Series 2011:
1,000	5.000%, 2/15/15	No Opt. Call	AA	1,038,150
1,000	5.000%, 2/15/16	No Opt. Call	AA	1,081,470

	Corpus Christi Business and Job Development Corporation, Texas, Sales Tax Revenue Bonds, Arena Project, Refunding Series 2014:
1,000	5.000%, 9/01/21	No Opt. Call	AA–	1,166,940
650	5.000%, 9/01/22	No Opt. Call	AA–	756,945

6,975	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Refunding Series 2007, 5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA	7,451,323

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B:
2,595	5.000%, 11/01/20	No Opt. Call	A+	3,051,538
5,000	5.000%, 11/01/21	11/20 at 100.00	A+	5,857,600

10,460	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding Bond Anticipation Note Series 2014A, 3.000%, 12/15/16	No Opt. Call	N/R	11,118,771

1,925	Grapevine, Tarrant County, Texas, Combination Tax and Tax Increment Reinvestment Zone Revenue, Refunding Series 2005A, 5.000%, 8/15/20 – NPFG Insured	2/15 at 100.00	AA+	1,996,860

6,010	Harris County, Texas, General Obligation Bonds, Refunding Road Series 2009A, 5.250%, 10/01/18	No Opt. Call	AAA	7,087,112

1,500	Houston Independent School District, Harris County, Texas, General Obligation Bonds, Schoolhouse Series 2013A, 4.000%, 2/15/16	No Opt. Call	AAA	1,599,090

Nuveen Investments	169

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,780	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2012D, 5.000%, 11/15/21	No Opt. Call	AA	$2,141,073

	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2014C:
3,900	5.000%, 5/15/20	No Opt. Call	AA	4,639,713
3,000	5.000%, 5/15/21	No Opt. Call	AA	3,593,040

11,520	Houston, Texas, General Obligation Bonds, Public Improvement Refunding Series 2009A, 5.000%, 3/01/20	3/19 at 100.00	AA+	13,434,048

2,000	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011A, 5.000%, 9/01/14	No Opt. Call	A2	2,032,540

	Houston, Texas, Senior Lien Airport System Revenue Bonds, Refunding Series 2009A:
1,360	5.000%, 7/01/15	No Opt. Call	AA–	1,435,303
1,110	5.000%, 7/01/16	No Opt. Call	AA–	1,214,973

2,250	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011B, 5.000%, 7/01/20	No Opt. Call	A+	2,620,755

	Lubbock Health Facilities Development Corporation, Texas, Revenue Bonds, Saint Joseph Health System, Refunding Series 2008B:
3,030	5.000%, 7/01/18	No Opt. Call	AA–	3,453,715
3,000	5.000%, 7/01/20	No Opt. Call	AA–	3,454,980

	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
2,210	3.000%, 12/01/18	No Opt. Call	Baa2	2,231,150
1,510	4.000%, 12/01/21	No Opt. Call	Baa2	1,550,347

5,660	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2006, 3.750%, 12/01/18 (Mandatory put 6/01/15)	No Opt. Call	A–	5,855,213

	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012:
1,690	5.000%, 8/15/19	No Opt. Call	AA	1,967,380
2,785	5.000%, 8/15/21	No Opt. Call	AA	3,270,732
2,000	5.000%, 8/15/22	No Opt. Call	AA	2,345,340
5,480	5.000%, 8/15/23	8/22 at 100.00	AA	6,380,254

7,625	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D, 5.000%, 9/01/24	9/21 at 100.00	AA+	8,851,710

10,000	San Antonio Independent School District, Bexar County, Texas, General Obligation Bonds, Series 2005, 5.000%, 8/15/21	8/15 at 100.00	AAA	10,611,600

2,555	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AA+ (4)	2,732,598

15,000	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, Series 2012, 5.000%, 2/01/21	No Opt. Call	Aa1	17,941,800

8,420	Texas A&M University, Financing System Revenue Bonds, Series 2008, 5.000%, 5/15/15	No Opt. Call	Aaa	8,849,925

5,500	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/20	No Opt. Call	A3	6,057,975

	Texas Public Finance Authority, Unemployment Compensation Obligation Assessment Revenue Bonds, Refunding Series 2014B:
7,000	4.000%, 7/01/18 (WI/DD, Settling 5/15/14)	1/16 at 100.00	AAA	7,409,780
5,000	4.000%, 1/01/19 (WI/DD, Settling 5/15/14)	7/15 at 100.00	AAA	5,209,800

170	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$6,535	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2007, 5.000%, 4/01/16	No Opt. Call	AAA	$7,121,712

	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2014A:
10,000	5.000%, 4/01/18	No Opt. Call	AAA	11,544,200
4,515	5.000%, 4/01/20	No Opt. Call	AAA	5,394,883

2,670	Texas State, Public Financing Authority, General Obligation Bonds, Refunding Series 2009A, 5.000%, 10/01/17	No Opt. Call	AAA	3,058,672

	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011:
2,000	3.000%, 8/15/14	No Opt. Call	A	2,012,900
2,565	3.000%, 8/15/15	No Opt. Call	A	2,628,997
2,640	3.000%, 8/15/16	No Opt. Call	A	2,738,578
2,720	3.000%, 8/15/17	No Opt. Call	A	2,826,760
210,455	Total Texas			236,851,654

	Utah – 0.4%

4,000	Intermountain Power Agency, Utah, Power Supply Revenue Bonds, Subordinate Lien Refunding Series 2013A, 3.000%, 7/01/15	No Opt. Call	AA–	4,131,480

2,000	Salt Lake County, Utah, Research Facility Revenue Bonds, Huntsman Cancer Foundation, Series 2013A-1, 5.000%, 12/01/33 (Mandatory put 12/15/20)	12/18 at 100.00	N/R	2,100,080

	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
500	5.000%, 9/01/14	No Opt. Call	A–	507,735
550	5.000%, 9/01/15	No Opt. Call	A–	582,951
875	5.000%, 9/01/16	No Opt. Call	A–	960,111
500	5.000%, 9/01/17	No Opt. Call	A–	564,360
500	5.000%, 9/01/18	No Opt. Call	A–	573,895
625	5.000%, 9/01/19	No Opt. Call	A–	723,800
1,045	5.000%, 9/01/20	No Opt. Call	A–	1,215,429
2,050	5.000%, 9/01/21	No Opt. Call	A–	2,389,234
12,645	Total Utah			13,749,075

	Virgin Islands – 0.4%

	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B:
2,515	5.000%, 10/01/14	No Opt. Call	BBB	2,555,265
4,455	5.000%, 10/01/15	No Opt. Call	BBB	4,678,908
4,375	5.000%, 10/01/16	No Opt. Call	BBB	4,723,819
4,000	5.000%, 10/01/17	No Opt. Call	BBB	4,412,080
15,345	Total Virgin Islands			16,370,072

	Virginia – 0.2%

	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006:
400	4.000%, 9/01/14	No Opt. Call	BBB	404,792
400	4.125%, 9/01/15	No Opt. Call	BBB	417,288

1,000	Hanover County, Virginia, General Obligation Bonds, Refunding & Public Improvement Series 2009, 5.000%, 7/15/19	No Opt. Call	AAA	1,183,710

Nuveen Investments	171

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$2,500	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Series 2008C, 1.500%, 11/01/35 (Mandatory put 12/01/14)	11/14 at 100.00	A–	$2,509,150

1,750	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount University, Series 1998, 5.100%, 7/01/18 – RAAI Insured	7/14 at 100.00	N/R	1,754,340

2,750	York County Economic Development Authority, Virginia, Pollution Control Refunding Revenue Bonds, Virginia Electric and Power Company Project, Series 2009A, 1.875%, 5/01/33 (Mandatory put 5/16/19) (WI/DD, Settling 5/01/14)	No Opt. Call	A2	2,756,875
8,800	Total Virginia			9,026,155

	Washington – 2.6%

1,700	Central Washington University, Washington, System Revenue Bonds, Refunding Series 2013, 4.000%, 5/01/15	No Opt. Call	A1	1,762,900

4,135	Seattle, Washington, Municipal Light and Power Revenue Bonds, Refunding & Improvement Series 2010B, 5.000%, 2/01/17	No Opt. Call	AA	4,632,110

	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue Bonds, Refunding Series 2013B:
1,100	5.000%, 12/01/18	No Opt. Call	A+	1,268,135
1,500	5.000%, 12/01/20	No Opt. Call	A+	1,753,800
2,095	5.000%, 12/01/21	No Opt. Call	A+	2,462,463

3,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	3,181,530

1,000	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/21	No Opt. Call	A+	1,157,740

10,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012B, 4.000%, 10/01/42 (Mandatory put 10/01/21)	No Opt. Call	AA	11,084,900

10,580	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Refunding Series 2012B, 5.000%, 10/01/42 (Mandatory put 10/01/21)	No Opt. Call	AA	12,443,138

	Washington State, General Obligation Bonds, Refunding Various Purpose Series 2013R-13C:
9,355	4.000%, 7/01/15	No Opt. Call	AA+	9,777,378
20,070	5.000%, 7/01/21	No Opt. Call	AA+	24,021,382

10,380	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, 2010 Series 2009B, 5.000%, 8/01/15	No Opt. Call	AA+	11,010,274

8,715	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008B, 5.000%, 7/01/19	7/18 at 100.00	AA+	10,094,149

615	Washington, General Obligation Bonds, Series 1990A, 6.750%, 2/01/15	No Opt. Call	AA+	642,933
84,245	Total Washington			95,292,832

	West Virginia – 0.4%

5,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 2.250%, 1/01/41 (Mandatory put 9/01/16) (Alternative Minimum Tax)	No Opt. Call	Baa1	5,076,350

7,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Ohio Power Company – Amos Project, Series 2010A, 3.125%, 3/01/43 (Mandatory put 4/01/15)	No Opt. Call	Baa1	7,132,230

530	West Virginia State Building Commission, Lease Revenue Refunding Bonds, Regional Jail and Corrections Facility, Series 1998A, 5.375%, 7/01/18 – AMBAC Insured	No Opt. Call	N/R	581,034

172	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	West Virginia (continued)

$2,480	West Virginia University, Revenue Bonds, West Virginia University Projects, Series 2000A, 0.000%, 4/01/17 – AMBAC Insured	No Opt. Call	Aa3	$2,379,312
15,010	Total West Virginia			15,168,926

	Wisconsin – 1.9%

3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2013B, 4.000%, 11/15/43 (Mandatory put 3/01/18)	No Opt. Call	AA+	3,317,040

4,070	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2009B, 4.750%, 8/15/25 (Mandatory put 8/15/14)	No Opt. Call	A	4,121,770

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010B:
5,000	5.000%, 7/15/17	No Opt. Call	A	5,540,300
5,000	5.000%, 7/15/18	No Opt. Call	A	5,598,100
5,680	5.000%, 7/15/19	No Opt. Call	A	6,424,421

2,845	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/27 – AGM Insured	7/21 at 100.00	A2	3,037,009

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Hospital Sisters Services, Inc., Refunding Series 2012B:
540	4.000%, 8/15/17	No Opt. Call	AA–	593,255
1,105	5.000%, 8/15/18	No Opt. Call	AA–	1,276,629

500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A, 5.000%, 2/15/15	No Opt. Call	A–	514,935

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Medical College of Wisconsin, Inc., Series 2010:
1,475	5.000%, 12/01/16	No Opt. Call	A+	1,612,603
1,555	5.000%, 12/01/17	No Opt. Call	A+	1,728,927
1,635	5.000%, 12/01/18	No Opt. Call	A+	1,843,773
1,710	5.000%, 12/01/19	No Opt. Call	A+	1,936,746

6,900	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19	No Opt. Call	A2	7,207,671

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C:
500	5.000%, 8/15/16	No Opt. Call	A+	544,305
750	5.000%, 8/15/18	No Opt. Call	A+	849,525
315	5.000%, 8/15/20	No Opt. Call	A+	362,707
1,480	5.000%, 8/15/21	No Opt. Call	A+	1,698,774
35	5.000%, 8/15/23	8/22 at 100.00	A+	40,423

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A:
4,000	5.000%, 8/15/14	No Opt. Call	A–	4,050,080
2,050	5.250%, 8/15/18	8/16 at 100.00	A–	2,207,543

6,680	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.250%, 5/01/20	5/19 at 100.00	AA–	7,880,196

	Wisconsin State, Transportation Revenue Bonds, Series 2014-1:
5,000	5.000%, 7/01/21	7/19 at 100.00	AA+	5,843,800
580	5.000%, 7/01/22	7/19 at 100.00	AA+	674,128
1,480	5.000%, 7/01/23	7/19 at 100.00	AA+	1,716,165
63,885	Total Wisconsin			70,620,825
$3,314,050	Total Municipal Bonds (cost $3,517,006,875)			3,617,263,159

Nuveen Investments	173

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$126	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	5.500%	7/15/19	N/R	$22,751

35	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	3.000%	7/15/55	N/R	4,684
$161	Total Corporate Bonds (cost $9,660)				27,435
	Total Long-Term Investments (cost $3,517,016,535)				3,617,290,594

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 1.6%

	MUNICIPAL BONDS – 1.6%

	Arkansas – 0.3%

$10,645	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Variable Rate Demand Obligations, Tender Option Bond Trust 3693Z, 0.160%, 9/01/14 – NPFG Insured (8)		No Opt. Call	VMIG-1	$10,645,000

	Connecticut – 0.3%

4,145	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Choate Rosemary Hall, Variable Rate Demand Obligations, Series 2008D, 0.140%, 7/01/37 (8)		8/14 at 100.00	VMIG-1	4,145,000

7,730	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Trust 2862, 0.090%, 7/01/15 (8)		No Opt. Call	A-1	7,730,000
11,875	Total Connecticut				11,875,000

	Iowa – 0.2%

9,700	Iowa State, Special Obligation Bonds, I-Jobs Program, Variable Rate Demand Obligations, Tender Option Bond Trust 13B-A, 0.140%, 6/01/25 (8)		No Opt. Call	A-1	9,700,000

	Maine – 0.2%

6,665	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Bowdoin College, Variable Rate Demand Obligations, Tender Option Bond Trust 2009-5B, 0.140%, 7/01/39 (8)		7/19 at 100.00	VMIG-1	6,665,000

	Massachusetts – 0.3%

10,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Variable Rate Demand Obligations, Tender Option Bond Trust 3529, 0.130%, 11/15/16 (8)		No Opt. Call	A-1	10,000,000

	Missouri – 0.3%

10,460	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Variable Rate Demand Obligations, Tender Option Bond Trust DCL-017, 0.520%, 7/01/22 (8)		No Opt. Call	A-2	10,460,000
$59,345	Total Short-Term Investments (cost $59,345,000)				59,345,000
	Total Investments (cost $3,576,361,535) – 99.5%				3,676,635,594
	Other Assets Less Liabilities – 0.5%				16,649,021
	Net Assets – 100%				$3,693,284,615

174	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(8)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	175

Nuveen Short Term Municipal Bond Fund

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.4%

	MUNICIPAL BONDS – 97.4%

	National – 0.0%

$175	BB&T Various States Municipal Trust Pool, Class B Cerificates, Series 2011, 0.970%, 9/01/14	No Opt. Call	AA–	$175,452

	Arizona – 5.0%

	Arizona Sports and Tourism Authority, Subordinate Tax Revenue Refunding Bonds, Professional Baseball Training Facilities Project, Series 2013:
1,000	5.000%, 7/01/15	No Opt. Call	A3	1,049,200
1,000	5.000%, 7/01/16	No Opt. Call	A3	1,081,230

	Avondale, Arizona, Pledged Revenue Bonds, Refunding Series 2013:
1,045	2.000%, 7/01/14	No Opt. Call	AA	1,047,999
1,175	2.000%, 7/01/15	No Opt. Call	AA	1,196,291

500	Creighton Elementary School District 14, Maricopa County, Arizona, General Obligation Bonds, Series 2014B, 3.000%, 7/01/18	No Opt. Call	A1	533,860

1,545	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/19	No Opt. Call	A+	1,740,597

	Kyrene Elementary School District 28, Maricopa County, Arizona, School Improvement Bonds, Project 2010, Series 2013B:
1,500	1.000%, 7/01/18	No Opt. Call	Aa1	1,528,260
1,775	1.000%, 7/01/19	No Opt. Call	Aa1	1,872,767

440	Marana, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series 2013, 4.000%, 7/01/17	No Opt. Call	AA	481,870

	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A:
1,000	5.000%, 7/01/16	No Opt. Call	A	1,090,820
1,785	5.000%, 7/01/17	No Opt. Call	A	2,002,413

1,045	Maricopa County School District 31 Balsz, Arizona, General Obligation Bonds, School Improvement Project 2011 Series 2012, 2.000%, 7/01/14 – AGM Insured	No Opt. Call	AA	1,047,853

5,000	Navajo County Pollution Control Corporation, Arizona, Pollution Control Revenue Refunding Bonds, Arizona Public Serivce Company, Cholla Project, Series 2009A, 1.250%, 6/01/34	5/14 at 100.00	A–	5,003,100

6,055	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/17	No Opt. Call	A+	6,836,034

1,040	Phoenix Civic Improvment Corporation, Arizona, Transit Excise Tax Revenue Refunding Bonds, Light Rail Project, Series 2013, 5.000%, 7/01/16	No Opt. Call	AA	1,143,345

1,370	Phoenix Industrial Development Authority, Arizona, Single Family Mortgage Revenue Bonds, Series 1983, 0.000%, 12/01/14 (ETM)	No Opt. Call	AA+ (4)	1,368,644

	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012:
200	3.000%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	AA+	200,774
130	3.000%, 7/01/15 (Alternative Minimum Tax)	No Opt. Call	AA+	132,700
300	3.000%, 7/01/16 (Alternative Minimum Tax)	No Opt. Call	AA+	309,795

790	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 2.500%, 7/01/15	No Opt. Call	A	807,506

176	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$860	Regional Public Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Maricopa County Public Transportation Fund Series 2014, 5.250%, 7/01/18	No Opt. Call	AA+	$1,008,307

2,250	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.000%, 9/01/14	No Opt. Call	A2	2,284,133

820	Sun Devil Energy LLC, Arizona, Revenue Refunding Bonds, Arizona State University Project, Series 2008, 5.000%, 7/01/18	No Opt. Call	AA–	942,188

400	Yuma & La Paz Counties Community College District, Arizona, General Obligation Bonds, Refunding Series 2014, 4.000%, 7/01/18	No Opt. Call	Aa3	442,400

750	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional Medical Center, Series 2014A, 5.000%, 8/01/19	No Opt. Call	A–	848,895
33,775	Total Arizona			36,000,981

	Arkansas – 0.5%

2,910	North Little Rock Health Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 1996B, 5.375%, 12/01/19	12/18 at 100.00	A+	3,302,501

	California – 9.4%

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19C, Series 2013A:
475	2.000%, 9/01/14	No Opt. Call	N/R	476,724
495	2.250%, 9/01/15	No Opt. Call	N/R	502,173
480	3.000%, 9/01/16	No Opt. Call	N/R	497,587

1,125	Brea Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Redevelopement Project Area AB, Refunding Series 2013, 5.000%, 8/01/17	No Opt. Call	AA–	1,273,793

1,000	Burbank-Glendale-Pasadena Airport Authority, California, Airport Revenue Bonds, Series 2005B, 5.250%, 7/01/16 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A+	1,054,590

800	California Health Facilities Financing Authority, Cal-Mortgage Insured Revenue Bonds, Northern California Retired Officers Community Corporation – Paradise Valley Estates, Refunding Series 2013, 3.000%, 1/01/17	No Opt. Call	A	836,632

495	California Health Facilities Financing Authority, Insured Refunding Revenue Bonds, Marshall Medical Center, Series 2012A, 4.000%, 11/01/14	No Opt. Call	A	503,915

1,970	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013B, 5.000%, 7/01/43 (Mandatory put 10/17/17)	No Opt. Call	AA–	2,252,715

275	California Municipal Finance Authority, Revenue Bonds, Centro De Salud De La Communidad De Ysidero, Inc., Series 2013, 3.000%, 3/01/16	No Opt. Call	A	285,544

895	California Municipal Finance Authority, Revenue Bonds, Northbay Healthcare Group, Refunding Series 2013B, 5.000%, 11/01/14	No Opt. Call	BBB–	911,611

1,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, USA Waste Serviices Inc., Refunding Series 1998A, 1.500%, 6/01/18 (Alternative Minimum Tax)	No Opt. Call	A–	1,001,550

2,330	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Series 2011C, 4.000%, 10/01/15	No Opt. Call	A2	2,454,236

3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2011A, 4.000%, 10/01/15	No Opt. Call	A2	3,159,960

2,500	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/16	3/15 at 100.00	A	2,590,950

Nuveen Investments	177

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Carlsbad, California, Limited Obligation Refunding Bonds, Reassessment District 12-1, Series 2013:
$400	2.000%, 9/01/14	No Opt. Call	N/R	$402,144
250	2.000%, 9/01/15	No Opt. Call	N/R	254,463

1,365	Carson Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Refunding Series 2014A, 4.000%, 10/01/17	No Opt. Call	A–	1,489,529

1,000	Chula Vista Municipal Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2013, 5.000%, 9/01/15	No Opt. Call	BBB+	1,054,520

	Clovis, California, Water Revenue Bonds, Refudning Series 2013:
225	4.000%, 3/01/16 – BAM Insured	No Opt. Call	AA	238,217
250	4.000%, 3/01/17 – BAM Insured	No Opt. Call	AA	271,205

1,000	Colton Joint Unified School District, San Bernardino County, California, General Obligation Bonds, Refunding Series 2013, 4.000%, 8/01/17 – AGM Insured	No Opt. Call	AA	1,102,410

	Corona-Norco Unified School District Public Financing Authority, Riverside County, California, Special Tax Revenue Refunding Bonds, Senior Lien Series 2013A:
550	2.000%, 9/01/15	No Opt. Call	BBB+	557,117
500	4.000%, 9/01/17	No Opt. Call	BBB+	536,755

	Fresno, California, Airport Revenue Bonds, Refunding Series 2013B:
1,275	4.000%, 7/01/15 (Alternative Minimum Tax)	No Opt. Call	Baa1	1,319,268
875	4.000%, 7/01/16 (Alternative Minimum Tax)	No Opt. Call	Baa1	921,988
905	4.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	Baa1	963,029

2,355	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2013A, 5.000%, 6/01/17	No Opt. Call	A2	2,635,952

2,500	Inland Valley Development Agency, California, Tax Allocation Bonds, Series 2011B, 4.250%, 3/01/41 (Mandatory put 3/01/15)	3/15 at 100.00	AA–	2,557,900

685	Irvine, California, Limited Obligation Improvement Bonds, Reassessment District 12-1, Series 2012, 3.000%, 9/02/15	No Opt. Call	BBB+	705,591

	Irvine, California, Limited Obligation Improvement Bonds, Reassessment District 13-1, Series 2013:
700	2.000%, 9/02/14	No Opt. Call	BBB–	703,038
780	2.000%, 9/02/15	No Opt. Call	BBB–	790,780

	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Community Facilities District 88-3, Series 2013B:
705	2.000%, 9/01/14	No Opt. Call	N/R	708,271
685	2.000%, 9/01/15	No Opt. Call	N/R	695,371

1,440	Lee Lake Public Financing Authority, California, Senior Lien Revenue Bonds, Refunding Series 2013A, 4.000%, 9/01/15	No Opt. Call	BBB	1,499,429

3,425	Los Angeles County Redevelopment Authority, California, Various Redevelopment Project Areas Tax Allocation Revenue Refunding Bonds, Series 2013D, 5.000%, 9/01/16	No Opt. Call	A–	3,730,613

1,100	Modesto High School District, Stanislaus County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/14 – FGIC Insured	No Opt. Call	Aa2	1,098,977

500	Northern California Power Agency, Hydroelectric Project Number One Revenue Bonds, Refunding Series 2010A, 5.000%, 7/01/16	No Opt. Call	A+	550,605

2,500	Oakland Redevelopment Successor Agency, California, Tax Allocation Bonds, Central District Redevelopment Project, Subordinate Refunding Series 2013, 5.000%, 9/01/15	No Opt. Call	A–	2,647,575

178	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Orange City, California, Special Tax Bonds, Community Facilities District 91-2, Serrano Heights Public Improvements, RefundingSeries 2013:
$450	3.000%, 10/01/15	No Opt. Call	A	$465,404
320	3.000%, 10/01/16	No Opt. Call	A	336,122
360	3.000%, 10/01/17	No Opt. Call	A	380,833
300	4.000%, 10/01/18	No Opt. Call	A	328,311

2,950	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A , 3.000%, 9/01/16	No Opt. Call	N/R	3,026,494

675	Pioneers Memorial Healthcare District, California, General Obligation Bonds, Refunding Series 2012, 3.000%, 10/01/14	No Opt. Call	BBB	680,960

400	Pittsburg Infrastructure Financing Authority, California, Reassessment Revenue Refunding Bonds, Series 2011A, 3.000%, 9/02/14 – AGM Insured	No Opt. Call	AA	403,392

500	Riverside County Transportation Commission, California, Sales Tax Revenue Bonds, Limited Tax Series 2013A, 5.000%, 6/01/18	No Opt. Call	AA+	582,310

	Sacramento City Financing Authority, California, Special Tax Revenue Bonds, Westlake and Regency Park, Refunding Series 2013A:
1,005	3.000%, 9/01/15	No Opt. Call	BBB+	1,033,160
550	3.000%, 9/01/16	No Opt. Call	BBB+	573,095

420	Salinas Valley Solid Waste Authority, California, Revenue Bonds, Refunding Series 2014A, 5.000%, 8/01/18 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA	477,817

	San Benito Health Care District, San Benito County, California, Revenue Bonds, Refunding Series 2013:
300	3.000%, 3/01/16	No Opt. Call	A	311,838
350	4.000%, 3/01/18	No Opt. Call	A	381,822

600	San Bernardino City Unified School District, San Bernardino County, California, General Obligation Bonds, Refunding Series 2013A, 5.000%, 8/01/17	No Opt. Call	A	679,356

1,000	San Francisco Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 6, Mission Bay South, Series 2002, 3.000%, 8/01/15	No Opt. Call	N/R	1,024,550

	Santa Cruz County Redevelopment Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014:
1,000	5.000%, 9/01/17 – BAM Insured	No Opt. Call	AA	1,126,720
600	5.000%, 9/01/18 – BAM Insured	No Opt. Call	AA	688,764

	South Orange County Public Financing Authority, California, Special Tax Revenue Bonds, Ladera Ranch, Refunding Series 2014A:
280	2.000%, 8/15/14	No Opt. Call	BBB+	281,436
715	4.000%, 8/15/17	No Opt. Call	BBB+	782,703

810	Successor Agency to the Richmond Community Development Agency, California, Tax Allocation Refunding Bonds, Series 2014A, 4.000%, 9/01/17 – BAM Insured	No Opt. Call	AA	884,342

	Successor Agency to the San Francisco City and County Redevelopment Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series 2014A:
200	5.000%, 8/01/17	No Opt. Call	BBB+	223,590
300	5.000%, 8/01/18	No Opt. Call	BBB+	340,902

280	Twin Rivers Unified School District, County of Sacramento and County of Placer, California, General Obligation Refunding Bonds, Series 2014A, 4.000%, 8/01/18 – BAM Insured	No Opt. Call	AA	311,458

985	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 5.000%, 12/01/18	No Opt. Call	A	1,088,563

Nuveen Investments	179

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Val Verde Unified School District Financing Authority, California, Special Tax Revenue, Series 2014:
$885	3.000%, 10/01/16 – BAM Insured	No Opt. Call	AA	$928,604
425	3.000%, 10/01/17 – BAM Insured	No Opt. Call	AA	449,595
260	4.000%, 10/01/18 – BAM Insured	No Opt. Call	AA	287,277

	West Kern Water District, California, Certificates of Participation, Series 2011:
630	3.000%, 6/01/14	No Opt. Call	AA–	631,399
860	3.000%, 6/01/15	No Opt. Call	AA–	882,455
600	3.000%, 6/01/16	No Opt. Call	AA–	626,844

	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014:
1,000	1.000%, 9/01/14	No Opt. Call	N/R	1,000,570
1,580	3.000%, 9/01/15	No Opt. Call	N/R	1,605,707
64,400	Total California			68,063,120

	Colorado – 3.2%

	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue Bonds, Pinnacle Charter School, Inc. K-8 Facility Project, Series 2013:
175	3.000%, 6/01/15	No Opt. Call	A	178,742
250	3.000%, 6/01/16	No Opt. Call	A	258,638

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Douglas County School District RE-1 – DCS Montessori School, Refunding & Improvement Series 2012:
210	2.000%, 7/15/14	No Opt. Call	A	210,517
175	2.250%, 7/15/17	No Opt. Call	A	177,583

460	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, Boulder Community Hospital Project, Refunding Series 2010A, 4.000%, 10/01/18	No Opt. Call	A	493,773

3,550	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.000%, 7/01/15	No Opt. Call	A+	3,741,594

500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Communities Project, Series 2012, 4.000%, 1/01/15	No Opt. Call	N/R	499,730

3,950	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan, Series 2009B, 5.000%, 6/01/39 (Mandatory put 12/01/14)	No Opt. Call	A–	4,036,663

505	Colorado Health Facilities Authority, Colorado, Revenue Bonds, National Jewish Medical and Research Center, Series 2012, 4.000%, 1/01/15	No Opt. Call	BBB–	512,721

840	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Series 2012, 3.000%, 9/01/15	No Opt. Call	A3	864,536

360	Colorado Water Resources and Power Development Authority, Water Resources Revenue Bonds, Parker Water and Sanitation District, Series 2004D, 4.000%, 9/01/14 – NPFG Insured	No Opt. Call	AA–	363,884

	Commerce City Northern Infrastructure General Improvement District, Colorado, General Obligation Bonds, Series 2013:
390	3.000%, 12/01/15 – AGM Insured	No Opt. Call	AA	405,655
600	4.000%, 12/01/16 – AGM Insured	No Opt. Call	AA	648,744

585	Denver City & County Housing Authority, Colorado, Capital Fund Program Revenue Bonds, Three Tower Rehabilitation, Series 2007, 4.550%, 11/01/17 – AGM Insured (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	622,370

540	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012A, 4.000%, 11/15/17 (Alternative Minimum Tax)	No Opt. Call	A+	595,291

180	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A:
$250	4.000%, 11/15/15 (Alternative Minimum Tax)	No Opt. Call	A	$263,540
250	5.000%, 11/15/16 (Alternative Minimum Tax)	No Opt. Call	A	276,515

	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B:
100	3.000%, 11/15/15	No Opt. Call	A	104,008
475	4.000%, 11/15/16	No Opt. Call	A	514,169
300	5.000%, 11/15/17	No Opt. Call	A	340,617

1,925	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, Stapleton Senior Refunding Series 2013A-1, 5.000%, 12/01/16	No Opt. Call	A–	2,130,629

355	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/17 – NPFG Insured	No Opt. Call	AA–	328,556

	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Refunding Series 2011A:
235	3.000%, 5/01/14 (Alternative Minimum Tax)	No Opt. Call	Baa2	235,014
345	3.500%, 5/01/15 (Alternative Minimum Tax)	No Opt. Call	Baa2	352,721

1,240	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding Bonds, Series 2011A, 3.000%, 12/01/15	No Opt. Call	A	1,282,470

	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013:
730	4.000%, 12/01/15	No Opt. Call	N/R	749,097
1,015	4.000%, 12/01/16	No Opt. Call	N/R	1,060,178

	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013B:
480	3.000%, 12/01/15	No Opt. Call	A	497,818
490	3.000%, 12/01/16	No Opt. Call	A	514,912
510	3.000%, 12/01/17	No Opt. Call	A	539,998

235	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, General Obligation Bonds, Refunding Series 2012, 3.000%, 12/01/15	No Opt. Call	BBB	242,062

450	Westminster Economic Development Authority, Colorado, Tax Increment Revenue Bonds, Mandalay Gardens Urban Renewal Project, Series 2012, 3.000%, 12/01/14	No Opt. Call	A	456,017
22,475	Total Colorado			23,498,762

	Connecticut – 1.4%

1,490	Connecticut Development Authority, Pollution Control Revenue Bonds, Connecticut Light and Power Company, Series 1996A, 1.550%, 5/01/31 (Mandatory put 4/01/15) (Alternative Minimum Tax)	No Opt. Call	A	1,505,019

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G:
505	2.250%, 7/01/14	No Opt. Call	Baa1	505,788
765	4.000%, 7/01/15	No Opt. Call	Baa1	787,392

1,150	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2012H, 4.000%, 7/01/14 – AGM Insured	No Opt. Call	AA	1,157,372

450	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011N, 4.000%, 7/01/16	No Opt. Call	A	478,395

5,480	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2013A, 1.350%, 7/01/42 (Mandatory put 7/21/16)	No Opt. Call	AAA	5,586,915
9,840	Total Connecticut			10,020,881

Nuveen Investments	181

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Delaware – 0.1%

	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013:
$475	4.000%, 7/01/14	No Opt. Call	BBB–	$476,492
225	4.000%, 7/01/15	No Opt. Call	BBB–	229,187
700	Total Delaware			705,679

	District of Columbia – 0.4%

325	District of Columbia, Revenue Bonds, Association of Amercian Medical Colleges, Series 2011A, 3.000%, 10/01/16	No Opt. Call	A+	342,254

1,600	District of Columbia, Revenue Bonds, Medlantic/Helix Isssue, Series 1998B, 5.000%, 8/15/17 – AGM Insured	No Opt. Call	AA	1,797,024

760	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	A1	809,651
2,685	Total District of Columbia			2,948,929

	Florida – 6.0%

	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A:
300	3.000%, 11/15/16	No Opt. Call	BBB	309,093
600	4.000%, 11/15/17	No Opt. Call	BBB	637,548

1,045	Broward County, Florida, Airport System Revenue Bonds, Series 2004L, 5.000%, 10/01/16 (Pre-refunded 10/01/14) – AMBAC Insured	10/14 at 100.00	A1 (4)	1,066,088

1,400	Broward County, Florida, Port Facilities Revenue Bonds, Refunding Series 2011B, 5.000%, 9/01/15 (Alternative Minimum Tax)	No Opt. Call	A2	1,482,768

	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1:
1,825	6.000%, 6/01/16	No Opt. Call	A+	2,027,228
1,150	5.000%, 6/01/16 – AGC Insured	No Opt. Call	AA	1,255,524

5,495	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1, 5.000%, 6/01/15	No Opt. Call	A+	5,777,993

	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1:
300	5.000%, 6/01/14	No Opt. Call	A+	301,266
735	5.000%, 6/01/15 – AGM Insured	No Opt. Call	AA	772,853

650	Cityplace Community Development District, Florida, Special Assessment and Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/14	No Opt. Call	A	650,078

770	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University Project, Refunding Series 2014B, 4.000%, 4/01/17	No Opt. Call	Baa1	823,076

4,100	Florida Citizens Property Insurance Corporation, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/16	No Opt. Call	A+	4,470,394

850	Florida Higher Educational Facilities Financing Authority, Revenue and Revenue Refunding Bonds, University of Tampa Project, Series 2012A, 4.000%, 4/01/15	No Opt. Call	BBB+	872,287

	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2012A:
220	4.000%, 4/01/15	No Opt. Call	Baa1	225,768
435	4.000%, 4/01/16	No Opt. Call	Baa1	456,680

750	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.250%, 6/01/16	No Opt. Call	BBB+	808,343

182	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Hernando County, Florida, Water and Sewer Revenue Bonds, Refunding Series 2013A:
$450	3.000%, 6/01/15	No Opt. Call	Aa3	$462,623
420	4.000%, 6/01/17	No Opt. Call	Aa3	459,022

1,000	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Refunding Series 2009E, 5.000%, 11/15/15	No Opt. Call	AA	1,071,840

2,000	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Variable Rate Demand Series 2005I, 5.000%, 11/15/16	No Opt. Call	AA	2,222,300

2,000	Lee County, Florida, Airport Revenue Bonds, Refunding Series 2010A, 5.000%, 10/01/14 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA	2,041,000

1,000	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Refunding Bonds, Series 2011A, 5.000%, 2/01/17	No Opt. Call	AA	1,104,000

2,260	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2013A, 5.000%, 7/01/17	No Opt. Call	A–	2,552,263

500	Miami-Dade County Industrial Development Authority, Florida, Solid Waste Revenue Bonds, Waste Management Inc. of Florida Project, Series 2008, 2.625%, 8/01/23 (Mandatory put 8/01/14) (Alternative Minimum Tax)	No Opt. Call	A–	502,105

730	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center, Series 2013A, 4.000%, 11/01/15	No Opt. Call	BBB+	759,638

	Pinellas County Educational Facilities Authority, Florida, General Revenue Bonds, Barry University, Refunding Series 2011:
1,175	5.000%, 10/01/15	No Opt. Call	BBB	1,243,033
1,060	4.000%, 10/01/16	No Opt. Call	BBB	1,129,642

305	Pinellas County Educational Facilities Authority, Florida, General Revenue Bonds, Barry University, Refunding Series 2012, 4.000%, 10/01/15	No Opt. Call	BBB	316,410

	Saint Lucie County, Florida, Sales Tax Revenue Bonds, Refunding Series 2013A:
1,815	3.000%, 10/01/14 – AGM Insured	No Opt. Call	AA	1,836,726
370	4.000%, 10/01/15 – AGM Insured	No Opt. Call	AA	388,374
585	4.000%, 10/01/16 – AGM Insured	No Opt. Call	AA	630,273

500	South Broward Hospital District, Florida, Hospital Refunding Revenue Bonds, Memorial Health System, Series 2006, 5.000%, 5/01/18 – NPFG Insured	5/16 at 100.00	AA–	540,435

	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A:
100	3.000%, 7/01/15	No Opt. Call	BBB+	102,154
265	4.000%, 7/01/17	No Opt. Call	BBB+	282,286

305	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A, 3.000%, 9/01/14	No Opt. Call	A+	307,724

	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Inc. Project, Refunding Series 2011:
2,380	2.000%, 10/15/14 – AGM Insured	No Opt. Call	AA	2,398,659
1,275	4.000%, 10/15/15 – AGM Insured	No Opt. Call	AA	1,340,918
41,120	Total Florida			43,628,412

	Georgia – 1.6%

2,450	Bartow County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Plant Bowen Project, Series 1997, 2.375%, 9/01/29 (Mandatory put 8/10/17)	No Opt. Call	A	2,517,743

Nuveen Investments	183

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$500	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant Project, Fifth Series 1995, 1.375%, 10/01/32	No Opt. Call	A+	$501,550

3,200	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 4.000%, 9/01/15	No Opt. Call	BBB	3,286,880

1,000	Fulton County Development Authority, Georiga, General Revenue Bonds, Spelman College, Refunding Series 2012, 3.000%, 6/01/14	No Opt. Call	A1	1,002,380

2,700	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2012B, 3.000%, 7/01/18	7/14 at 100.00	N/R	2,420,334

1,000	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Gulf Power Company – Scherer Project, First Series 2010, 1.700%, 6/01/49 (Mandatory put 6/21/17)	No Opt. Call	A	1,011,700

330	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University Project, Refunding Series 2012C, 4.000%, 10/01/14	No Opt. Call	Baa2	333,828

585	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series Series 2012A, 4.000%, 10/01/14	No Opt. Call	Baa2	591,786
11,765	Total Georgia			11,666,201

	Guam – 0.1%

1,000	Guam International Airport Authority, Revenue Bonds, Series 2013B, 4.000%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	BBB	1,041,010

	Illinois – 7.9%

680	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities System Revenue Bonds, Series 2006A, 5.000%, 4/01/15 – NPFG Insured	No Opt. Call	AA–	707,744

2,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2012A, 5.000%, 1/01/15 (Alternative Minimum Tax)	No Opt. Call	A2	2,064,540

1,150	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2012B, 4.000%, 1/01/15 (Alternative Minimum Tax)	No Opt. Call	A2	1,179,417

705	Chicago, Illinois, Second Lien Wastewater Transmission Revenue Bonds, Series 2004B, 5.250%, 1/01/16 – NPFG Insured	No Opt. Call	AA	755,753

1,290	Community Unit School District 226, Ogle County, Illinois, General Obligations Bonds, Series 2006, 5.250%, 1/01/15 – AMBAC Insured	No Opt. Call	Aa3	1,331,203

1,070	Decatur, Illinois, General Obligation Bonds, Refunding Series 2013, 3.000%, 3/01/16	No Opt. Call	A1	1,113,581

2,000	Illinois Finance Authority, National Rural Utilities Cooperative Finance Corporation Guaranteed Solid Waste Disposal Revenue Bonds, Prairie Power, Inc. Project, Series 2008A, 1.300%, 7/01/42 (Mandatory put 5/08/17) (WI/DD, Settling 5/06/14)	No Opt. Call	A	2,005,960

4,955	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Refunding Series 2010A, 5.000%, 3/01/15	No Opt. Call	AA–	5,147,700

	Illinois Finance Authority, Revenue Bonds, Benedictine University Project, Series 2013A:
765	3.000%, 10/01/14	No Opt. Call	BBB	772,352
1,000	4.000%, 10/01/17	No Opt. Call	BBB	1,068,840
500	5.000%, 10/01/19	No Opt. Call	BBB	555,335

225	Illinois Finance Authority, Revenue Bonds, DePaul University, Refunding Series 2013, 5.000%, 10/01/17	No Opt. Call	A	254,932

500	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 6.250%, 2/01/19	No Opt. Call	Baa3	534,700

1,195	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 5.000%, 7/01/18	No Opt. Call	A–	1,312,050

184	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,125	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 5.000%, 11/01/14	No Opt. Call	A+	$1,147,466

360	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2005, 5.000%, 8/15/15	No Opt. Call	AA	376,952

300	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Capitol Appreciation Series 2010B, 0.000%, 5/15/50 (6)	7/14 at 100.00	N/R	3

700	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Refunding Series 2010A, 5.100%, 5/15/14 (6)	No Opt. Call	N/R	7

2,000	Illinois State, General Obligation Bonds, Series 2014, 5.000%, 5/01/17 (WI/DD, Settling 5/08/14)	No Opt. Call	A–	2,224,040

1,295	Illinois State, General Obligation Bonds, Refunding Series 2006, 5.000%, 1/01/15	No Opt. Call	A–	1,335,715

1,265	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/15 – AGM Insured	No Opt. Call	AA	1,305,113

	Illinois State, General Obligation Bonds, Refunding Series 2012:
3,175	4.000%, 8/01/14	No Opt. Call	A–	3,205,480
1,405	5.000%, 8/01/17	No Opt. Call	A–	1,572,139

665	Illinois State, General Obligation Bonds, Series 2006A, 5.000%, 6/01/15	No Opt. Call	A–	698,529

940	Illinois State, General Obligation Bonds, Series 2006, 5.000%, 1/01/15	No Opt. Call	A–	969,554

5,905	Illinois State, General Obligation Bonds, Series 2013, 4.000%, 7/01/16	No Opt. Call	A–	6,307,249

	Illinois State, General Obligation Bonds, Various Purpose, Series 2014:
2,525	4.000%, 2/01/18	No Opt. Call	A–	2,746,417
1,095	5.000%, 2/01/19	No Opt. Call	A–	1,243,712
1,250	5.000%, 2/01/20	No Opt. Call	A–	1,427,975

3,000	Illinois State, Sales Tax Revenue Bonds, Build Illinois, Junior Lien Series 2013, 4.000%, 6/15/15	No Opt. Call	AAA	3,129,000

2,535	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013B, 5.000%, 12/01/17	No Opt. Call	AA–	2,908,177

1,560	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002, 5.500%, 8/01/15 – SYNCORA GTY Insured	No Opt. Call	AA–	1,659,887

520	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A, 2.000%, 1/01/15 – AGM Insured	No Opt. Call	A2	525,117

200	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012, 3.000%, 10/01/16	No Opt. Call	Baa1	205,990

1,705	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2014A, 4.000%, 6/01/18	No Opt. Call	AA	1,892,993

	St Clair County, Illinois, Highway Revenue Bonds, Series 2013A:
350	5.000%, 1/01/16	No Opt. Call	AA–	373,692
360	5.000%, 1/01/17	No Opt. Call	AA–	395,676

	Waukegan, Illinois, General Obligation Bonds, Refunding Series 2012A:
1,120	4.000%, 12/30/14 – AGM Insured	No Opt. Call	A2	1,145,861
885	4.000%, 12/30/15 – AGM Insured	No Opt. Call	A2	930,365

	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011:
395	5.750%, 12/01/14 – AGM Insured	No Opt. Call	AA	405,622
450	5.750%, 12/01/15 – AGM Insured	No Opt. Call	AA	481,316
55,120	Total Illinois			57,418,154

Nuveen Investments	185

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana – 1.8%

$3,000	Indiana Finance Authority, Economic Development Revenue Bonds, Republic Service, Inc. Project, Series 2012, 0.470%, 12/01/37	No Opt. Call	BBB+	$3,000,150

1,605	Indiana Finance Authority, Provate Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB	1,738,231

1,090	Indiana Health and Educational Facility Financing Authority, Educational Facilities Revenue Bonds, University of Indianapolis, Refunding Series 2007, 5.000%, 10/01/15	No Opt. Call	A–	1,161,450

1,100	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005A-5, 2.000%, 11/01/27 (Mandatory put 8/01/17)	No Opt. Call	AA	1,137,191

1,360	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007L, 5.000%, 7/01/17 – NPFG Insured	No Opt. Call	AA–	1,525,879

3,140	Indianapolis, Indiana, Gas Utility System Revenue Bonds, Refunding 2nd Lien Series 2008C, 5.000%, 6/01/17	No Opt. Call	AA	3,517,836

625	Jasper Hospital Authority, Indiana, Revenue and Refunding Bonds, Memorial Hospital and Health Care Center Project, Series 2013, 3.000%, 11/01/15	No Opt. Call	A–	645,275

610	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A, 3.000%, 4/01/15	No Opt. Call	A3	622,151
12,530	Total Indiana			13,348,163

	Iowa – 1.7%

	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011:
230	4.000%, 6/15/14	No Opt. Call	A2	231,065
500	4.000%, 6/15/15	No Opt. Call	A2	518,060

	Iowa Finance Authority, Healthcare Revenue Bonds, Gensisi Health System, Refunding Series 2010:
1,150	5.000%, 7/01/16	No Opt. Call	A1	1,250,533
2,495	5.000%, 7/01/20	No Opt. Call	A1	2,860,243

190	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	192,765

1,315	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Central College, Refunding Series 2012A, 3.000%, 10/01/14	No Opt. Call	Ba2	1,313,817

220	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, University of Dubuque Project, Refunding Series 2011, 4.000%, 10/01/14	No Opt. Call	BBB–	221,243

1,250	Iowa Higher Education Loan Authority, Private Education Working Capital Loan Program, University of Dubuque , Recenue ANticipation Notes, Series 2013A, 3.000%, 5/15/14	No Opt. Call	N/R	1,251,150

1,655	Iowa Student Loan Liquidity Corporation Student Loan Revenue Bonds, Senior Lien Series 2011A-1, 3.100%, 12/01/14 (Alternative Minimum Tax)	No Opt. Call	A	1,663,441

	Johnston Community School District, Iowa, School Infrastructure Sales, Sericves and Use Tax Revenue Bonds, Series 2014:
1,170	4.000%, 7/01/17 – AGC Insured	No Opt. Call	AA	1,272,141
1,130	5.000%, 7/01/19 – AGM Insured	No Opt. Call	AA	1,295,974
11,305	Total Iowa			12,070,432

	Kansas – 0.8%

1,100	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2008F, 5.000%, 11/15/15	No Opt. Call	A2	1,168,893

1,000	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A, 3.000%, 12/01/14	No Opt. Call	Baa1	1,012,260

186	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas (continued)

$500	Manhattan, Kansas, Hospital Revenue Bonds, Mercy Regional Health Center, Inc., Refunding Series 2013, 4.000%, 11/15/15	No Opt. Call	A+	$527,675

1,000	Wichita, Kansas, Hospital Facilities Revenue Bonds, Via Christi Health System, Inc., Refunding Series 2009X, 5.000%, 11/15/15 (ETM)	No Opt. Call	N/R (4)	1,073,770

	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2009A-III:
1,000	5.000%, 11/15/14 (ETM)	No Opt. Call	N/R (4)	1,026,250
1,000	5.000%, 11/15/16 (ETM)	No Opt. Call	N/R (4)	1,116,820
5,600	Total Kansas			5,925,668

	Kentucky – 1.0%

2,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A, 5.000%, 8/15/17	No Opt. Call	A+	2,807,850

2,070	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A, 5.000%, 7/01/17	No Opt. Call	Baa3	2,299,170

1,100	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/18	No Opt. Call	A+	1,273,415

500	Russell, Kentucky, Revenue Bonds, Bon Secours Health System, Series 2013, 4.000%, 11/01/15	No Opt. Call	A–	520,835
6,170	Total Kentucky			6,901,270

	Louisiana – 1.5%

	Calcasieu Parish Public Trust Authority, Louisiana, Student Lease Revenue Bonds, McNeese State Univeristy Student Housing-Cowboy Facilities, Inc. Project, Refunding Series 2011:
305	2.000%, 5/01/14 – AGM Insured	No Opt. Call	A2	305,015
315	3.000%, 5/01/15 – AGM Insured	No Opt. Call	A2	323,376
315	3.000%, 5/01/16 – AGM Insured	No Opt. Call	A2	329,997

	Evangeline Parish Road & Drainage Sales Tax District 1, Louisiana, Sales and Use Tax Revenue Bonds, Series 2013:
250	3.000%, 12/01/16 – AGM Insured	No Opt. Call	AA	263,420
500	3.000%, 12/01/17 – AGM Insured	No Opt. Call	AA	531,370

300	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2012, 2.000%, 6/01/14	No Opt. Call	A–	300,393

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B:
1,280	5.000%, 6/01/15 – AMBAC Insured	No Opt. Call	A–	1,339,443
1,690	5.000%, 6/01/16 – AMBAC Insured	No Opt. Call	A–	1,828,766

1,250	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southeastern Louisiana University Student Housing/University Facilities Project, Series 2013, 4.000%, 8/01/17	No Opt. Call	A3	1,367,450

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Refunding Bonds, Parking Facilties Corporation – Phase I Project, Series 2012:
500	3.000%, 10/01/14 – AGM Insured	No Opt. Call	AA	505,250
1,000	3.000%, 10/01/16 – AGM Insured	No Opt. Call	AA	1,042,660

1,110	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2011, 5.000%, 10/01/17	No Opt. Call	A	1,258,063

1,350	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 2012, 4.000%, 12/01/15	No Opt. Call	A3	1,419,404
10,165	Total Louisiana			10,814,607

Nuveen Investments	187

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maine – 0.1%

	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
$500	3.000%, 7/01/16	No Opt. Call	BBB+	$522,010
350	3.000%, 7/01/17	No Opt. Call	BBB+	368,470
850	Total Maine			890,480

	Maryland – 0.2%

	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury University Project, Refunding Series 2013:
100	3.000%, 6/01/14	No Opt. Call	Baa3	100,072
280	3.000%, 6/01/16	No Opt. Call	Baa3	282,313

405	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury University Project, Series 2012, 3.000%, 6/01/15	No Opt. Call	Baa3	408,455

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital Issue, Series 2012A:
150	3.000%, 7/01/14	No Opt. Call	Baa1	150,657
220	3.000%, 7/01/15	No Opt. Call	Baa1	225,518
1,155	Total Maryland			1,167,015

	Massachusetts – 1.0%

300	Massachusetts Development Finance Agency, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2013F, 3.000%, 7/01/15	No Opt. Call	A+	309,324

1,425	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series 2011K-4, 5.000%, 7/01/35 (Mandatory put 1/14/16)	No Opt. Call	AA	1,532,944

525	Massachusetts Development Finance Agency, Senior Living Facility Revenue Bonds, The Groves in Lincoln Issue, Series 2009B-2, 6.250%, 6/01/14 (5), (7)	5/14 at 100.00	N/R	24,661

1,670	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 4.500%, 1/01/16 (Alternative Minimum Tax)	No Opt. Call	AA	1,752,865

2,500	Massachusetts Housing Finance Agency, Construction Loan Notes, Series 2012F, 0.650%, 12/01/14	No Opt. Call	Aa3	2,500,575

1,000	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2005-11, 5.250%, 8/01/18	No Opt. Call	AAA	1,176,180
7,420	Total Massachusetts			7,296,549

	Michigan – 2.7%

	Bridgeport Spaulding Community School District, Saginaw County, Michigan, General Obligation Bonds, Refunding Series 2011:
675	2.500%, 5/01/14 – AGM Insured	No Opt. Call	Aa2	675,041
1,250	3.000%, 5/01/15 – AGM Insured	No Opt. Call	Aa2	1,281,113

	Brighton Area School District, Livingston County, Michigan, General Obligation Bonds, School Building & Site Series 2013II:
250	2.000%, 5/01/17	No Opt. Call	Aa2	258,123
750	5.000%, 5/01/18	No Opt. Call	Aa2	858,698

500	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2013, 3.000%, 5/01/14	No Opt. Call	N/R	500,040

800	Dearborn School District, Wayne County, Michigan, General Obligation Bonds, Series 2007, 4.000%, 5/01/14	No Opt. Call	Aa2	800,088

188	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012:
$500	5.000%, 10/01/14	No Opt. Call	BBB–	$507,495
475	5.000%, 10/01/15	No Opt. Call	BBB–	497,121

850	Grand Blanc Community Schools, Genesee County, Michigan, General Obligation Bonds, Refunding Series 2013, 4.000%, 5/01/17	No Opt. Call	AA–	928,132

430	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Healthcare Group, Series 2011A, 4.000%, 5/15/15	No Opt. Call	A2	441,902

500	Lake Superior State University Board of Trustees, Michigan, General Revenue Refunding Bonds, Series 2012, 2.000%, 11/15/14 – AGM Insured	No Opt. Call	AA	503,920

1,000	Livonia Public Schools, Wayne County, Michigan, General Obligation Bonds, Refunding Series 2014, 4.000%, 5/01/17 – BAM Insured	No Opt. Call	AA	1,082,920

525	Livonia Public Schools, Wayne County, Michigan, General Obligation Bonds, School Building & Site Series 2013I, 3.000%, 5/01/16 – AGM Insured	No Opt. Call	AA	548,242

	Michigan Finance Authority, Revenue Bonds, Detroit City School District, Series 2012:
250	5.000%, 6/01/14	No Opt. Call	A+	250,855
550	4.000%, 6/01/14	No Opt. Call	A+	551,408

2,090	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/16	No Opt. Call	AA+	2,317,831

1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2008A-1, 6.000%, 12/01/17	No Opt. Call	Aa2	1,172,520

475	Northwest Michigan Community Schools, Jackson & Ingham Counties, Michigan, General Obligation Bonds, School Building & Site Series 2013, 2.000%, 5/01/14	No Opt. Call	N/R	475,024

700	Romeo Community School District, Macomb and Oakland Counties, Michigan, General Obligation Bonds, School Building & Site Series 2013, 1.000%, 5/01/14	No Opt. Call	Aa2	700,014

200	Saginaw Valley State University, Michigan, General Revenue Bonds, Refunding Series 2013A, 5.000%, 7/01/17	No Opt. Call	A1	224,794

1,350	Warren Consolidated Schools, Macomb and Oakland Counties, Michigan, General Obligation Bonds, Refunding Series 2013, 4.000%, 5/01/16	No Opt. Call	AA–	1,444,284

1,225	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010A, 5.000%, 12/01/16 (Alternative Minimum Tax)	No Opt. Call	A	1,342,453

500	Western Michigan University, General Revenue and Refunding Bonds, Series 2013, 5.000%, 11/15/17	No Opt. Call	A1	564,345

500	Western Michigan University, General Revenue Refunding Bonds, Series 2008, 3.625%, 11/15/14 – AGM Insured	No Opt. Call	AA	508,910

1,120	Williamston Community Schools School District, Ingham County, Michigan, General Obligation Bonds, Refunding Series 2011, 3.000%, 5/01/14	No Opt. Call	N/R	1,120,078
18,465	Total Michigan			19,555,351

	Minnesota – 4.6%

2,805	Bemidji Independent School District 31, Beltrami County, Minnesota, General Obligation Bonds, Refunding Series 2013A, 5.000%, 4/01/17	No Opt. Call	AA+	3,158,598

500	Central Minnesota Municipal Power Agency, Revenue Bonds, Brookings – Southeast Twin Cities Transmission Project, Series 2012, 5.000%, 1/01/18	No Opt. Call	A–	564,060

585	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy PRoject, Series 2013A, 1.900%, 7/01/15	No Opt. Call	BBB–	585,468

Nuveen Investments	189

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$2,985	Minneapolis Special School District 1, Minnesota, Certificates of Participation, Refunding Series 2013D, 5.000%, 2/01/18	No Opt. Call	AA+	$3,416,273

1,365	Minneapolis, Minnesota, Multifamily Housing Revenue Bonds, Greenway Heights Family Housing Project, Series 2014B, 3.000%, 7/15/15	1/15 at 100.00	N/R	1,365,723

2,500	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 5.000%, 8/01/17	No Opt. Call	BBB	2,718,475

	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding Series 2012:
400	2.250%, 11/15/14	No Opt. Call	N/R	401,136
705	2.600%, 11/15/15	No Opt. Call	N/R	710,640

2,500	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Senior Lien Series 2009B, 5.000%, 1/01/15 (Alternative Minimum Tax)	No Opt. Call	AA–	2,582,225

1,335	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2008C-1, 5.000%, 2/15/15 – AGC Insured	No Opt. Call	AA	1,380,070

500	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Refunding Series 2010-7-G, 3.000%, 10/01/14	No Opt. Call	Baa3	503,930

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
910	5.500%, 5/01/16	No Opt. Call	N/R	950,113
1,065	5.500%, 5/01/17	No Opt. Call	N/R	1,128,698

	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Inc., Series 2012-7R:
200	3.000%, 12/01/14	No Opt. Call	Baa2	202,290
210	3.000%, 12/01/15	No Opt. Call	Baa2	215,874

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Series 2012-7Q:
500	3.000%, 10/01/14	No Opt. Call	Baa1	504,795
450	4.000%, 10/01/15	No Opt. Call	Baa1	470,016
650	4.000%, 10/01/16	No Opt. Call	Baa1	693,830

1,015	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2009-7A, 4.000%, 10/01/17	No Opt. Call	A2	1,118,175

1,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of St. Thomas, Series 2006-6I, 5.000%, 4/01/16	No Opt. Call	A2	1,084,540

3,635	Minnesota State, General Obligation Bonds, Various Purpose Refunding Series 2013F, 5.000%, 10/01/18	No Opt. Call	AA+	4,249,933

	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Refunding Series 2013A:
135	2.250%, 12/01/15	No Opt. Call	BBB–	135,250
320	2.500%, 12/01/16	No Opt. Call	BBB–	320,803
220	3.000%, 12/01/17	No Opt. Call	BBB–	221,208

1,000	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 5.000%, 5/01/15	No Opt. Call	A1	1,046,030

	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Luthran Home, Refunding Series 2013:
235	4.000%, 1/01/15	No Opt. Call	N/R	236,889
300	4.000%, 1/01/16	No Opt. Call	N/R	304,716

190	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$545	Shakopee Independent School District 720, Scott County, Minnesota, Certificates of Participation, Series 2013B, 2.000%, 2/01/17	No Opt. Call	Aa3	$560,478

1,280	Shakopee Independent School District 720, Scott County, Minnesota, General Obligation Bonds, Series 2013A, 3.000%, 2/01/17	No Opt. Call	Aa2	1,363,661

75	St. Paul Housing and Redevelopment Authority, Minnesota, Perfromaing Arts Facility Revenue Bonds, Ordway Center for the Performing Arts, Series 2012, 1.450%, 7/01/14	6/14 at 100.00	N/R	75,042

850	Wayzata, Minnesota, Senior Housing Entrance Deposit Revenue Bonds, Folkestone Senior Living Community, Series 2012B, 4.875%, 5/01/19	5/14 at 100.00	N/R	850,111
30,775	Total Minnesota			33,119,050

	Mississippi – 0.6%

800	Mississippi Business Finance Corporation, Solid Waste Disposal Revenue Bonds, Waste Management, Inc. Project, Series 2002, 1.375%, 3/01/27 (Mandatory put 3/01/17) (Alternative Minimum Tax)	No Opt. Call	A–	796,032

3,235	Mississippi Development Bank, Special Obligation Bonds, Jackson County Limited Tax Note, Series 2009B-1, 4.000%, 7/01/15 – AGC Insured	No Opt. Call	AA	3,368,185
4,035	Total Mississippi			4,164,217

	Missouri – 4.8%

	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A:
600	4.000%, 10/01/16	No Opt. Call	AA+	650,130
1,435	5.000%, 10/01/18	No Opt. Call	AA+	1,665,633

	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2012:
250	3.000%, 8/01/14	No Opt. Call	A	251,525
1,000	3.000%, 8/01/15	No Opt. Call	A	1,025,420
1,000	4.000%, 8/01/17	No Opt. Call	A	1,079,390

1,000	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2013A, 4.000%, 6/01/17	No Opt. Call	AA–	1,090,940

1,560	Cole County, Missouri, Certificates of Participation, Refunding Jail Project Series 2014, 4.000%, 12/01/17	No Opt. Call	Aa3	1,721,132

265	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F, 5.500%, 5/15/17	No Opt. Call	BBB–	280,712

	Kansas City Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Plaza Library Project, Refunding Series 2014:
500	3.000%, 3/01/16 (WI/DD, Settling 5/06/14)	No Opt. Call	N/R	514,190
250	3.000%, 3/01/17 (WI/DD, Settling 5/06/14)	No Opt. Call	N/R	257,760
1,000	3.000%, 3/01/18 (WI/DD, Settling 5/06/14)	No Opt. Call	N/R	1,019,860

1,250	Kansas City, Missouri, Airport Revenue Bonds, Refunding General Improvement Series 2013A, 5.000%, 9/01/17	No Opt. Call	A+	1,417,063

2,020	Missouri Development Finance Board, Independence, Infrastructure Facilities Revenue Bonds, Water System Improvement Projects, Series 2009E, 4.000%, 11/01/16 (Pre-refunded 11/01/14)	11/14 at 100.00	A– (4)	2,058,683

3,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Kansas City Power & Light Company Project, Series 1992, 1.250%, 7/01/17	No Opt. Call	A	3,019,110

Nuveen Investments	191

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013:
$360	3.000%, 5/01/16	No Opt. Call	BBB+	$374,256
995	5.000%, 5/01/17	No Opt. Call	BBB+	1,098,082

	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012:
470	3.000%, 10/01/14	No Opt. Call	BBB–	473,873
480	3.000%, 10/01/15	No Opt. Call	BBB–	491,914
495	3.000%, 10/01/16	No Opt. Call	BBB–	509,350

1,245	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Freeman Health System, Series 2012, 5.000%, 2/15/15	No Opt. Call	BBB+	1,286,620

720	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health System, Series 2012, Reg S, 5.000%, 2/15/16	No Opt. Call	BBB+	770,940

1,435	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 4.000%, 4/01/17	No Opt. Call	A2	1,568,340

595	Missouri Joint Municipal Electric Utility Commission, Plum Point Project, Revenue Bonds, Series 2006, 5.000%, 1/01/16 – NPFG Insured	No Opt. Call	AA–	630,159

175	Northeast Public Sewer District, Jefferson County, Missouri, Sewerage System Revenue Bonds, Refunding Series 2014, 4.000%, 1/01/15	No Opt. Call	A+	179,237

300	Northwest Missouri State University, Housing System Revenue Bonds, Refunding Series 2012, 0.700%, 6/01/14	No Opt. Call	A3	300,114

650	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A, 3.000%, 5/01/17	No Opt. Call	N/R	653,939

2,435	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2011B, 5.000%, 7/01/14	No Opt. Call	A–	2,454,602

435	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2012, 5.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	A–	486,034

	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2013:
500	4.000%, 7/01/15	No Opt. Call	A–	520,765
890	5.000%, 7/01/16	No Opt. Call	A–	971,738

530	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2012, 5.000%, 9/01/17	No Opt. Call	A–	582,486

1,500	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 2.850%, 9/01/18	3/16 at 100.00	A–	1,512,180

680	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	AA–	793,274

240	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/14 – AGM Insured	No Opt. Call	AA	241,949

950	St. Louis, Missouri, Airport Revenue Bonds, Series 1970, 5.000%, 7/01/15	No Opt. Call	A–	1,000,531

1,500	State of Missouri, Certificates of Participation, Refunding, Series 2011A, 1.500%, 10/01/15	No Opt. Call	AA+	1,523,970

520	Truman State University, Missouri, Housing System Revenue Bonds, Refunding Series 2013, 3.000%, 6/01/16	No Opt. Call	A1	545,241
33,230	Total Missouri			35,021,142

192	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Montana – 0.3%

$1,740	Montana Facilities Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Camposite Deal Series 2010B, 5.000%, 1/01/19	No Opt. Call	AA–	$2,009,787

	Nebraska – 1.1%

250	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 12/01/21	No Opt. Call	A	284,090

940	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 4.000%, 11/01/15	No Opt. Call	A–	987,978

1,125	Nebraska Cooperative Republican Platte Enhancement, Middle Republica Natural Resources District, Platte River Flow Revenue, Series 2013, 2.000%, 12/15/16	No Opt. Call	A+	1,157,108

2,000	Nebraska Public Power District, General Revenue Bonds, Refunding Series 2012C, 5.000%, 1/01/16	No Opt. Call	A1	2,155,540

1,000	Nebraska State Colleges Facilities Corporation, Building Bonds, CSC Rangeland Center and WCS U.S. Conn Library Projects, Series 2014, 5.000%, 6/15/18	No Opt. Call	AA+	1,154,830

1,235	University of Nebraska Facilities Corporation, UNMC Cancer Center Bonds, Series 2014A, 4.000%, 2/15/18	No Opt. Call	Aa1	1,373,975

1,125	Washington County, Nebraska, Wastewater and Solid Waste Disposal Facilities Revenue Bonds, Cargill Inc. Project, Variable Rate Demand Series 2012, 1.375%, 9/01/30 (Mandatory put 9/01/15) (Alternative Minimum Tax)	No Opt. Call	A	1,136,306
7,675	Total Nebraska			8,249,827

	Nevada – 0.5%

250	Carson City, Nevada, Hospital Revenue Refunding Bonds, Carson-Tahoe Regional Healthcare Project, Series 2012, 3.000%, 9/01/14	No Opt. Call	BBB+	251,785

	Las Vegas, Nevada, Special Improvement District 607 Providence, Local Improvement Refunding Bonds, Series 2013:
495	2.000%, 6/01/15	No Opt. Call	N/R	492,253
335	3.000%, 6/01/16	No Opt. Call	N/R	335,536

1,500	Nevada State, Unemployement Compensation Fund Special Revenue Bonds, Series 2013, 4.000%, 6/01/15	No Opt. Call	AAA	1,562,445

1,150	Reno, Nevada, General Obligation Bonds, Medium Tern Various Purpose Series 2013B, 4.000%, 6/01/16	No Opt. Call	A1	1,221,001
3,730	Total Nevada			3,863,020

	New Jersey – 4.1%

1,215	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey City University, Series 2010F, 2.000%, 7/01/14 – AGC Insured	No Opt. Call	A2	1,218,426

	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
1,000	5.000%, 7/01/14	No Opt. Call	BBB+	1,007,770
2,615	4.000%, 7/01/15	No Opt. Call	BBB+	2,717,979
3,450	2.000%, 7/01/16	No Opt. Call	BBB+	3,528,695

4,250	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.000%, 7/01/15	No Opt. Call	BBB+	4,450,175

4,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.000%, 12/01/14 (Alternative Minimum Tax)	No Opt. Call	Aa3	4,102,760

1,285	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A, 4.000%, 12/01/14 (Alternative Minimum Tax)	No Opt. Call	AA	1,311,034

Nuveen Investments	193

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$6,090	New Jersey State, Special Obligation Tax and Revenue Anticipation Notes, Series 2013C, 2.000%, 6/26/14	No Opt. Call	N/R	$6,107,844

3,100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/18	No Opt. Call	A1	3,588,467

2,000	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 3.000%, 5/01/15	No Opt. Call	AA–	2,056,320
29,005	Total New Jersey			30,089,470

	New Mexico – 0.5%

2,050	New Mexico Educational Assistance Foundation, Education Loan Bonds, Senior Lien Series 2009A, 3.900%, 9/01/14 (Alternative Minimum Tax)	No Opt. Call	Aaa	2,071,197

	Taos County, New Mexico, Gross Receipts Tax Revenue Bonds, County Education Improvement Series 2013:
750	2.000%, 4/01/15 – BAM Insured	No Opt. Call	AA	757,470
750	3.000%, 4/01/16 – BAM Insured	No Opt. Call	AA	775,823
3,550	Total New Mexico			3,604,490

	New York – 9.4%

1,500	Albany County Airport Authority, New York, Airport Revenue Bonds, Refunding Series 2010A, 3.000%, 12/15/14 – AGM Insured	No Opt. Call	AA	1,524,090

390	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Medaille College, Series 2012, 2.125%, 4/01/15	No Opt. Call	BB+	390,140

380	Build NYC Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A, 3.000%, 4/01/18	No Opt. Call	BBB–	378,784

2,500	Chautauqua County Capital resource Corporation, New York, Revenue Refunding Bonds, Jamestown Center City Development Corporation Project, Guaranteed by the Gebbie foundation, Series 2013D, 1.350%, 11/01/31 (Mandatory put 11/01/17)	No Opt. Call	AA–	2,507,500

1,300	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A, 4.000%, 5/01/16	No Opt. Call	BB+	1,341,470

2,115	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012B, 5.000%, 3/15/18	No Opt. Call	AAA	2,438,257

4,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014A, 5.000%, 2/15/19	No Opt. Call	AAA	4,685,320

1,750	Long Beach, New York, General Obligation Bonds, Bond Anticipation Note Series 2014, 2.250%, 2/18/15	No Opt. Call	N/R	1,762,128

1,050	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A, 0.000%, 6/01/16 – AGM Insured	No Opt. Call	AA	1,032,434

150	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2010A, 4.000%, 5/01/15 (ETM)	No Opt. Call	A– (4)	155,648

1,620	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013A, 2.000%, 11/15/14	No Opt. Call	A+	1,636,573

815	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher College, Series 2012A, 3.000%, 6/01/14	No Opt. Call	Aa3	816,500

2,660	Nassau Health Care Corporation, New York, Revenue Anticipation Notes, Series 2014, 2.250%, 1/15/15	No Opt. Call	N/R	2,675,215

194	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series B-1, 5.000%, 11/01/18	No Opt. Call	AAA	$2,344,720

8,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series G, 5.000%, 8/01/17	No Opt. Call	AA	9,082,000

2,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 2011A, 2.125%, 3/15/15	No Opt. Call	A3	2,022,040

2,500	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Series 2013A, 5.000%, 6/15/17	No Opt. Call	AAA	2,842,775

900	New York State Thruway Authority, General Revenue Bonds, Series 2012I, 4.000%, 1/01/15	No Opt. Call	A	922,896

1,920	New York State Thruway Authority, General Reveue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A–	2,225,510

1,235	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2013B, 5.000%, 6/01/19	6/14 at 100.00	AA–	1,239,952

3,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose Group A Series 2013E, 2.000%, 3/15/15	No Opt. Call	AAA	3,050,280

3,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Eighth Series 2013, 5.000%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	AA–	3,984,785

7,050	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Second Series 2012, 5.000%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	AA–	7,515,794

1,000	Rockland County, New York, General Obligation Bonds, Series 2014A, 5.000%, 3/01/17 – AGM Insured	No Opt. Call	AA	1,103,050

1,530	Schenectady County Capital Resource Corporation, New York, FHA insured Mortgage Revenue Bonds, Ellis Hospital Project, Refunding Series 2012, 1.750%, 2/15/18 – AGM Insured	No Opt. Call	AA+	1,535,202

1,450	St. Lawrence County Industrial Development Agency Civic Development Corporation, New York, Revenue Bonds, Clarkson University Project, Series 2012B, 2.500%, 9/01/42 (Mandatory put 3/01/16)	No Opt. Call	A3	1,479,290

2,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Bond Anticipation Note Series 2014A, 5.000%, 5/15/15	No Opt. Call	A+	2,626,100

450	Westchester County Local Development Corporation, New York, Revenue Refunding Bonds, Kendal on Hudson Project, Series 2013, 2.000%, 1/01/16	No Opt. Call	BBB	453,618

2,000	Westchester County, New York, General Obligation Bonds, Series 2013B, 4.000%, 7/01/15	No Opt. Call	AAA	2,091,020

1,500	Yonkers, New York, General Obligation Bonds, Series 2011A, 5.000%, 10/01/14	No Opt. Call	A+	1,527,435

1,250	Yonkers, New York, General Obligation Refunding Bonds, Series 2012A, 4.000%, 7/01/15	No Opt. Call	A+	1,296,975
64,015	Total New York			68,687,501

	North Carolina – 0.2%

625	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Refunding Series 2013, 4.000%, 10/01/15	No Opt. Call	A+	656,631

985	North Carolina Medical Care Commission, Health Care Facilities Revenue and Refunding Revenue Bonds, Columbus Regional Healthcare System, Series 2013A, 4.000%, 10/01/15	No Opt. Call	BBB	1,018,037
1,610	Total North Carolina			1,674,668

	North Dakota – 1.2%

300	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 2.500%, 7/01/14	No Opt. Call	BBB+	300,537

Nuveen Investments	195

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Dakota (continued)

$3,040	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 3.500%, 11/01/16	No Opt. Call	A+	$3,244,774

600	Williston Parks and Recreation District, North Dakota, Sales Tax & Gross Revenue Bonds, Series 2012A, 2.000%, 3/01/15	No Opt. Call	A	605,460

2,835	Williston, North Dakota, Limited Obligation Bonds, Certificates of Indebtedness, Series 2013A, 2.500%, 11/01/15	11/14 at 100.00	N/R	2,847,843

	Williston, North Dakota, Sales Tax Revenue Bonds, Series 2013A:
1,000	3.000%, 5/01/15 – AGM Insured	No Opt. Call	AA	1,018,660
1,000	3.000%, 5/01/16 – AGM Insured	No Opt. Call	AA	1,043,390
8,775	Total North Dakota			9,060,664

	Ohio – 2.7%

1,805	Cincinnati, Ohio, General Obligation Bonds, Various Purpose Series 2011A, 5.000%, 12/01/16	No Opt. Call	Aa2	2,013,261

785	Cleveland State University, Ohio, General Receipts Bonds, Series 2007A, 5.750%, 6/01/14 – FGIC Insured	No Opt. Call	AA–	788,768

490	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 3.000%, 6/15/14	No Opt. Call	Baa2	491,499

375	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2014, 4.000%, 2/01/17	No Opt. Call	A–	404,295

1,000	Ohio Air Quality Development Authority, Ohio, Air Quality Revenue Refunding Bonds, Ohio Power Company Project, Series 2010A, 3.250%, 6/01/41 (Mandatory put 6/02/14)	No Opt. Call	Baa1	1,002,080

685	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2006A, 3.750%, 12/01/23	No Opt. Call	BBB–	712,845

7,005	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2009D, 2.250%, 8/01/29 (Mandatory put 9/15/16)	No Opt. Call	BBB–	7,059,989

320	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Refunding Series 2009, 5.000%, 12/01/16	No Opt. Call	A	354,531

1,000	Ohio State, Capital Facilities Lease-Appropriation Bonds, Administrative Building Fund Projects, Series 2013A, 5.000%, 10/01/17	No Opt. Call	AA	1,139,740

1,715	Ohio State, Capital Facilities Lease-Appropriation Bonds, Cultural & Sports Facilities Building Fund Projects, Series 2013B, 5.000%, 4/01/18	No Opt. Call	AA	1,971,255

1,000	Ohio State, Capital Facilities Lease-Appropriation Bonds, Parks & Recreation Improvement Fund Projects, Series 2013A, 3.000%, 8/01/17	No Opt. Call	AA	1,068,980

465	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Series 2013A, 4.000%, 1/15/16	No Opt. Call	A	489,664

1,170	University of Toledo, Ohio, General Receipts Bonds, Refunding Series 2010, 5.000%, 6/01/18	No Opt. Call	A+	1,338,445

1,000	Warren County, Ohio ,Healthcare Facilities Revenue Refunding Bonds, Otterbein Homes Obligated Group, Series 2013A, 3.000%, 7/01/15	No Opt. Call	A	1,022,240
18,815	Total Ohio			19,857,592

	Oklahoma – 0.8%

	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2013:
2,450	5.000%, 6/01/15	No Opt. Call	A	2,573,113
870	5.000%, 6/01/16	No Opt. Call	A	944,489

196	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

$1,000	Edmond Public Works Authority, Oklahoma, Sales Tax and Utility Systems Revenue Bonds, Series 2014, 5.000%, 7/01/18	No Opt. Call	AA–	$1,152,090

1,125	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jenks Public Schools Project, Series 2009, 5.000%, 9/01/14	No Opt. Call	AA–	1,143,191
5,445	Total Oklahoma			5,812,883

	Oregon – 1.3%

	Emerald Peoples Utility District, Oregon, Electric System Revenue Bonds, Refunding Series 2013:
475	3.000%, 11/01/15	No Opt. Call	A1	492,670
1,000	3.000%, 11/01/16	No Opt. Call	A1	1,054,350

2,000	Gilliam County, Oregon, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2000A, 0.750%, 8/01/25 (Mandatory put 5/01/14) (Alternative Minimum Tax)	12/14 at 100.00	A–	2,000,000

660	Klamath Falls Intercommunity Hospital Authority, Oregon, Revenue Bonds, Sky Lakes Medical Center Project, Series 2012, 4.000%, 9/01/15	No Opt. Call	BBB+	685,601

	Local Oregon Capital Assets Program, Certificates of Participation, City of Cottage Grove, Oregon, Series 2013A:
860	3.000%, 9/15/14	No Opt. Call	Baa2	866,820
880	4.000%, 9/15/15	No Opt. Call	Baa2	914,250

2,850	Medford Hospital Facilities Authority, Oregon, Hospital Revenue Bonds, Asante Health System, Refunding Series 2010, 5.000%, 8/15/15 – AGM Insured	No Opt. Call	AA	3,008,717

360	Multnomah County Hospital Facilities Authority, Oregon, Revenue Refunding Bond, Terwilliger Plaza, Inc., Series 2012, 2.000%, 12/01/14	No Opt. Call	BBB	362,016
9,085	Total Oregon			9,384,424

	Pennsylvania – 5.1%

1,290	Allegheny County Airport Authority, Pennsylvania, Airport Revenue Bonds, Pittsburgh International Airport, Refunding Series 2010A, 5.000%, 1/01/16 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA	1,387,614

	Economy Municipal Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2013:
350	3.000%, 12/15/17	No Opt. Call	AA	373,111
300	3.000%, 12/15/18	No Opt. Call	AA	318,336

	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A:
125	4.000%, 6/01/15	No Opt. Call	Baa3	129,128
180	4.000%, 6/01/16	No Opt. Call	Baa3	189,662
185	4.000%, 6/01/17	No Opt. Call	Baa3	196,818
250	4.000%, 6/01/18	No Opt. Call	Baa3	265,878

	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013:
460	3.000%, 5/01/14	No Opt. Call	N/R	460,028
360	3.000%, 5/01/15	No Opt. Call	BBB	365,958
300	5.000%, 5/01/16	No Opt. Call	BBB	318,618
1,000	5.000%, 5/01/18	No Opt. Call	BBB	1,074,140

1,465	Marion Center Area School District, Indiana County, Pennsylvania, General Obligation Bonds, Refunding Series 2013, 2.000%, 9/01/16	No Opt. Call	A	1,513,125

2,340	Penn Hills School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2012A, 4.000%, 10/01/14	No Opt. Call	A2	2,377,159

Nuveen Investments	197

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$320	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2009, 1.750%, 12/01/33 (Mandatory put 12/01/15)	No Opt. Call	A–	$326,003

3,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2011, 2.625%, 7/01/41 (Mandatory put 7/01/14)	No Opt. Call	A–	3,010,080

840	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Delaware Valley College of Science and Agriculture Project, Series 2012 LL1, 4.000%, 11/01/16	No Opt. Call	Baa3	872,684

2,965	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Association of Independent Colleges and Universities of Pennsylvania Financing Program-Messiah College Project, Series 2001-13, 0.600%, 11/01/31 (Mandatory put 11/01/14)	11/14 at 100.00	A	2,967,787

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for Student Housing at Indiana University, Project Series 2012A:
100	3.000%, 7/01/14	No Opt. Call	BBB+	100,351
320	3.000%, 7/01/15	No Opt. Call	BBB+	326,835

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2013A:
275	4.000%, 7/15/15	No Opt. Call	A–	285,626
825	5.000%, 7/15/17	No Opt. Call	A–	915,989

	Pennsylvania Higher Educational Facilities Authority, Revenue Refunding Bonds, Lock Haven University Foundation Student Housing Project, Series 2013A:
180	2.000%, 7/01/14	No Opt. Call	BBB–	179,856
610	2.000%, 7/01/15	No Opt. Call	BBB–	604,760
540	3.000%, 7/01/16	No Opt. Call	BBB–	539,989
640	3.000%, 7/01/17	No Opt. Call	BBB–	637,722

1,020	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Eighth Series 2009A, 5.000%, 8/01/16	No Opt. Call	BBB+	1,110,199

5,000	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 5.000%, 8/01/14	No Opt. Call	A+	5,061,800

1,000	Philadelphia, Pennsylvania, Water and Wastewater Revenue Refunding Bonds Series 2014A, 5.000%, 7/01/18	No Opt. Call	A1	1,153,410

1,755	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2002, 5.375%, 9/01/14 – AGM Insured	No Opt. Call	AA	1,785,642

2,880	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Refunding Bonds, Series 2002A, 5.500%, 9/01/18 – AGM Insured	No Opt. Call	AA	3,377,808

1,000	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System First Lien Revenue Refunding Bonds, Series 2013A, 4.000%, 9/01/16 – AGM Insured	No Opt. Call	AA	1,077,880

505	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012A, 3.000%, 9/01/14	No Opt. Call	A+	509,697

540	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A, 3.500%, 12/01/14 – AGM Insured	No Opt. Call	AA	549,434

	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011:
1,385	4.000%, 8/01/15	No Opt. Call	BBB+	1,418,836
1,440	4.250%, 8/01/16	No Opt. Call	BBB+	1,503,950
35,745	Total Pennsylvania			37,285,913

198	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Puerto Rico – 0.1%

$500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Inter-American University of Puerto Rico Project, Refunding Series 2012, 4.000%, 10/01/14	No Opt. Call	A–	$502,095

500	Puerto Rico Municipal Finance Agency, Series 2005B, 5.000%, 7/01/14 – CIFG Insured	No Opt. Call	AA	500,350
1,000	Total Puerto Rico			1,002,445

	Rhode Island – 0.6%

	Rhode Isalnd Health and Educational Building Corporation, Higher Education Facility Revenue Refunding Bonds, Board of Education General Revenue Bonds, Series 2013B:
250	3.000%, 9/15/16	No Opt. Call	A1	262,570
555	3.000%, 9/15/17	No Opt. Call	A1	589,066

270	Rhode Isalnd Health and Educational Building Corporation, Higher Education Facility Revenue Refunding Bonds, University of Rhode Island General Revenue Bonds, Series 2013A, 3.000%, 9/15/16	No Opt. Call	Aa3	283,902

1,025	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2013C, 4.000%, 7/01/15 (Alternative Minimum Tax)	No Opt. Call	A3	1,063,889

	Rhode Island Health and Education Building Corporation, State Board of Education Auxiliary Enterprise Revenue Refunding Issue, Series 2013D:
650	5.000%, 9/15/16	No Opt. Call	A2	713,180
1,020	5.000%, 9/15/17	No Opt. Call	A2	1,149,234

250	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Senior Series 2013A, 4.000%, 12/01/15 (Alternative Minimum Tax)	No Opt. Call	A+	262,405
4,020	Total Rhode Island			4,324,246

	South Carolina – 0.6%

500	South Carolina JOBS Economic Development Authority, Hospital Revenue Bonds, Bon Secours Health System Obligated Group, Series 2012, 4.000%, 11/01/15	No Opt. Call	A–	521,220

590	South Carolina JOBS Economic Development Authority, Revenue Bonds, Waste Management of South Carolina, Inc. Project, Series 2008, 2.875%, 2/01/15	No Opt. Call	A–	600,237

500	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding & Improvement Series 2009, 5.000%, 8/01/15	No Opt. Call	BBB+	522,560

	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2013A:
1,520	3.000%, 8/01/15	No Opt. Call	BBB+	1,551,920
1,000	5.000%, 8/01/16	No Opt. Call	BBB+	1,074,060
4,110	Total South Carolina			4,269,997

	South Dakota – 0.5%

1,305	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2009, 4.500%, 11/01/15	No Opt. Call	A+	1,378,315

730	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community, Series 2012, 3.500%, 9/01/16	No Opt. Call	A	762,113

1,700	South Dakota Housing Development Authority, Multiple Purpose Revenue Bonds, Series 2013A, 1.600%, 5/01/18	No Opt. Call	Aa3	1,699,286
3,735	Total South Dakota			3,839,714

Nuveen Investments	199

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee – 1.4%

$1,000	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2010B, 5.000%, 7/01/16 (Alternative Minimum Tax)	No Opt. Call	A	$1,082,350

1,290	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009B, 5.500%, 11/01/20	11/19 at 100.00	AA–	1,513,596

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
1,000	2.000%, 11/01/14	No Opt. Call	BBB+	1,005,800
1,050	2.000%, 11/01/15	No Opt. Call	BBB+	1,064,742
1,000	3.000%, 11/01/16	No Opt. Call	BBB+	1,040,250

500	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Refunding & Improvement Series 2010A, 4.000%, 7/01/15	No Opt. Call	AA	522,575

1,800	Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 7/01/16	No Opt. Call	A1	1,964,088

1,710	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Methodist Healthcare, Series 2004, 5.000%, 9/01/17 – AGM Insured	No Opt. Call	AA	1,932,026
9,350	Total Tennessee			10,125,427

	Texas – 3.9%

	Corpus Christi Business and Job Development Corporation, Texas, Sales Tax Revenue Bonds, Arena Project, Refunding Series 2014:
870	4.000%, 9/01/17	No Opt. Call	AA–	954,146
1,000	4.000%, 9/01/18	No Opt. Call	AA–	1,107,260

1,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2009A, 5.000%, 11/01/21	11/16 at 100.00	A+	1,087,660

3,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2013E, 5.000%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	A+	3,324,330

1,550	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding Bond Anticipation Note Series 2014A, 3.000%, 12/15/16	No Opt. Call	N/R	1,647,619

800	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/17	No Opt. Call	Baa3	877,256

1,000	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 4.000%, 7/01/15	No Opt. Call	BBB+	1,022,400

2,620	Longview Independent School District, Gregg County, Texas, General Obligation Bonds, School Building Series 2008, 0.000%, 2/15/16	No Opt. Call	AAA	2,600,507

1,000	McCamey County Hospital District, Texas, General Obligaiton Bonds, Series 2013, 3.000%, 12/01/18	No Opt. Call	Baa2	1,009,570

2,005	Midtown Redevelopment Authority, Texas, Tax Increment Contract Revenue, Refunding Series 2011, 4.000%, 1/01/15	No Opt. Call	A–	2,049,030

1,045	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2012, 5.000%, 10/01/14	No Opt. Call	BBB+	1,064,427

	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Series 2009A:
1,425	4.000%, 9/01/15 – AGC Insured	No Opt. Call	AA	1,485,520
1,260	4.000%, 9/01/16 – AGC Insured	No Opt. Call	AA	1,346,638
1,425	4.375%, 9/01/18 – AGC Insured	No Opt. Call	AA	1,582,149

200	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Series 2013:
$730	3.000%, 9/01/15	No Opt. Call	A2	$750,732
490	4.000%, 9/01/16	No Opt. Call	A2	522,869

400	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2013A, 5.000%, 8/15/15	No Opt. Call	Aa3	422,944

3,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/16	No Opt. Call	A3	3,279,480

2,000	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2014A, 5.000%, 4/01/19	No Opt. Call	AAA	2,356,240
26,620	Total Texas			28,490,777

	Utah – 0.6%

4,000	Utah Transit Authority, Sales Tax Revenue Bonds, Refunding Series 2014A, 1.350%, 6/15/17	12/16 at 100.00	A+	4,039,480

	Vermont – 0.1%

770	Vermont Housing Finance Agency, Multiple Purpose Bonds, Series 2012B, 1.900%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	AA	779,332

	Virgin Islands – 1.2%

360	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/15 – FGIC Insured	No Opt. Call	AA–	378,094

6,985	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2012C, 3.000%, 10/01/17	No Opt. Call	BBB+	7,244,004

1,035	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/19	No Opt. Call	BBB	1,172,903
8,380	Total Virgin Islands			8,795,001

	Virginia – 1.6%

1,100	Dulles Town Center Community Development Authority, Loudon County, Virginia Special Assessment Refunding Bonds, Dulles Town Center Project, Series 2012, 3.000%, 3/01/16	No Opt. Call	N/R	1,095,259

2,620	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.000%, 6/15/17	No Opt. Call	Baa1	2,852,342

1,275	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 4.000%, 11/01/16	No Opt. Call	A–	1,361,216

6,000	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2004A, 5.000%, 8/01/14	7/14 at 100.00	AA+	6,024,180
10,995	Total Virginia			11,332,997

	Washington – 1.6%

4,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2014A, 5.000%, 7/01/18 (WI/DD, Settling 5/14/14)	No Opt. Call	Aa1	4,647,280

400	King and Pierce Counties School District 408 Auburn, Washington, General Obligation Bonds, Refunding Series 2013, 3.000%, 12/01/14	No Opt. Call	Aa1	406,716

1,000	Port of Seattle, Washington, Revenue Bonds, Refunding Inter-Lien Series 2010C, 5.000%, 2/01/16	No Opt. Call	A+	1,077,840

	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Regional Health, Improvement & Refunding Series 2013A:
470	4.000%, 12/01/16	No Opt. Call	Baa2	498,045

Nuveen Investments	201

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)
$1,425	4.000%, 12/01/17	No Opt. Call	Baa2	$1,522,613
390	5.000%, 12/01/18	No Opt. Call	Baa2	430,264

205	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012, 4.000%, 12/01/16	No Opt. Call	Baa3	217,019

	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A:
320	5.000%, 11/15/17	No Opt. Call	A+	361,267
450	5.000%, 11/15/18	No Opt. Call	A+	514,323

	Washington Higher Education Facilities Authority Revenue Bonds, Whitworth University Project, Series 2012:
150	3.000%, 10/01/14	No Opt. Call	Baa1	151,262
275	4.000%, 10/01/16	No Opt. Call	Baa1	291,473

1,150	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 5.000%, 7/01/14	No Opt. Call	BBB	1,156,015

500	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights Project, Refunding 2013, 3.000%, 7/01/15	No Opt. Call	A–	509,830
10,735	Total Washington			11,783,947

	West Virginia – 0.7%

1,000	Mason County, West Virginia, Pollution Control Revenue Bonds, Appalachian Power Company, Series 2003L, 2.000%, 10/01/22 (Mandatory put 10/01/14)	No Opt. Call	Baa1	1,004,760

3,750	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 2.250%, 1/01/41 (Mandatory put 9/01/16) (Alternative Minimum Tax)	No Opt. Call	Baa1	3,807,263
4,750	Total West Virginia			4,812,023

	Wisconsin – 0.8%

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.000%, 4/15/16	No Opt. Call	A	1,076,880

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beaver Dam Community Hospitals Inc., Series 2013A:
150	2.000%, 8/15/14	No Opt. Call	BBB–	150,329
1,000	3.000%, 8/15/15	No Opt. Call	BBB–	1,016,910

610	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.000%, 4/01/17	No Opt. Call	A–	663,997

290	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Series 2010A, 5.000%, 8/15/15	No Opt. Call	A+	305,193

385	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 2.000%, 8/15/14	No Opt. Call	A–	386,463

500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Watertown Regional Medical Center, Inc., Series 2012, 2.000%, 9/01/16	No Opt. Call	BBB+	509,025

1,300	Wisconsin State, Master Lease Certificates of Participation, Series 2014A, 5.000%, 3/01/18	No Opt. Call	AA–	1,488,643
5,235	Total Wisconsin			5,597,440

	Wyoming – 0.1%

	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011:
200	4.000%, 9/15/14	No Opt. Call	A3	202,066

202	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wyoming (continued)
$530	4.000%, 9/15/15	No Opt. Call	A3	$548,895
300	4.000%, 9/15/16	No Opt. Call	A3	316,447
1,030	Total Wyoming			1,067,408
$671,585	Total Municipal Bonds (cost $700,429,413)			708,584,499

Shares/ Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 3.6%

	MONEY MARKET FUNDS – 0.5%

1,965,130	First American Tax Free Obligations Fund, Class Y, 0.000%, (8)	N/A	N/A	$1,965,130

1,604,547	First American Tax Free Obligations Fund, Class Z, 0.000%, (8)	N/A	N/A	1,601,547
	Total Money Market Funds			3,566,677

	MUNICIPAL BONDS – 3.1%

	Arizona – 0.8%

$5,500	Glendale Industrial Development Authority, Arizona, Senior Living Facility Revenue Bonds, Variable Rate Demand Obligations, Friendship Retirement Corporation, Senior Lien, Series 1997, 0.230%, 1/01/27 (9)	8/14 at 100.00	A–1+	5,500,000

	California – 1.0%

7,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Variable Rate Demand Obligations, Republic Services Inc., Series 2010A, 0.550%, 8/01/23 (Mandatory put 8/01/14) (Alternative Minimum Tax) (9)	No Opt. Call	A–2	7,000,000

	Colorado – 0.3%

1,900	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Denver Seminary Project, Variable Rate Demand Obligation, Series 2004, 0.230%, 7/01/34 (9)	7/14 at 100.00	A–1+	1,900,000

	North Carolina – 0.5%

4,000	North Carolina Capital Facilities Financing Agency, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Project, Variable Rate Demand Obligation, Series 2013, 0.520%, 6/01/38 (Mandatory put 6/16/14) (Alternative Minimum Tax) (9)	9/14 at 100.00	A–2	4,000,000

	Pennsylvania – 0.5%

1,500	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc Project, Variable Rate Demand Obligations, Refunding Series 2010A, 0.450%, 4/01/19 (Mandatory put 7/01/14) (Alternative Minimum Tax) (9)	No Opt. Call	A–2	1,500,000

2,385	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc Project, Variable Rate Demand Obligations, Refunding Series 2010B, 0.450%, 12/01/30 (Mandatory put 7/01/14) (9)	No Opt. Call	A–2	2,385,000
3,885	Total Pennsylvania			3,885,000
$22,285	Total Municipal Bonds			22,285,000
	Total Short-Term Investments (cost $25,851,677)			25,851,677
	Total Investments (cost $726,281,090) – 101.0%			734,436,176
	Other Assets Less Liabilities – (1.0)%			(6,972,742)
	Net Assets – 100%			$727,463,434

Nuveen Investments	203

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	During July 2010, the original issue for this security (1,000,000 par, 5.50% coupon and May, 15, 2015 maturity) was restructured into two new securities. The first security, which is 30% of the original issue, has 300,000 par, 0.0% coupon and May 15, 2050 maturity. The second security, which is the remaining 70% of the issue, has a 700,000 par, 5.1% coupon and May 15, 2014 maturity. During September 2011, the Adviser concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(9)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/A	Not applicable.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

204	Nuveen Investments

Statement of

Assets and Liabilities	April 30, 2014

	All-American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Assets
Long-term investments, at value (cost $2,007,303,799, $64,683,120, $3,945,586,079, $3,517,016,535 and $700,429,413, respectively)	$2,157,709,804	$64,334,459	$4,120,191,629	$3,617,290,594	$708,584,499
Short-term investments, at value (cost approximates value)	—	—	43,555,000	59,345,000	25,851,677
Cash	55,198,116	1,672,906	29,459,484	2,194,032	—
Receivable for:
Interest	34,700,850	853,618	56,467,682	48,745,698	7,405,848
Investments sold	13,974,433	—	37,587,885	11,675,954	—
Shares sold	3,555,936	59,323	14,419,271	7,695,751	3,405,498
Other assets	232,456	104	385,604	180,136	11,805
Total assets	2,265,371,595	66,920,410	4,302,066,555	3,747,127,165	745,259,327
Liabilities
Cash overdraft	—	—	—	—	1,965,130
Floating rate obligations	6,525,000	—	—	—	—
Unrealized depreciation on consumer price index swaps	—	2,374,840	—	—	—
Payable for:
Dividends	2,669,578	1,361	3,586,386	2,171,526	432,606
Investments purchased	18,839,864	—	72,996,439	35,128,968	14,019,170
Shares redeemed	5,993,522	204,507	5,679,476	14,150,914	948,650
Accrued expenses:
Management fees	786,552	22,050	1,398,892	1,100,032	243,883
Directors/Trustees fees	100,911	551	401,090	198,050	15,592
12b-1 distribution and service fees	371,377	11,286	229,061	500,978	47,217
Other	473,327	24,610	603,994	592,082	123,645
Total liabilities	35,760,131	2,639,205	84,895,338	53,842,550	17,795,893
Net assets	$2,229,611,464	$64,281,205	$4,217,171,217	$3,693,284,615	$727,463,434
Class A Shares
Net assets	$907,137,052	$28,861,513	$876,456,175	$1,279,131,444	$201,144,758
Shares outstanding	80,743,444	2,680,383	95,988,208	115,080,090	19,820,827
Net asset value (“NAV”) per share	$11.23	$10.77	$9.13	$11.12	$10.15
Offering price per share (NAV per share plus maximum sales charge of 4.20%, 3.00%, 3.00%, 2.50% and 2.50%, respectively, of offering price)	$11.72	$11.10	$9.41	$11.41	$10.41
Class B Shares
Net assets	$2,230,426	N/A	$1,172,048	N/A	N/A
Shares outstanding	198,148	N/A	128,009	N/A	N/A
NAV and offering price per share	$11.26	N/A	$9.16	N/A	N/A
Class C Shares(1)
Net assets	$4,922,546	$238,455	$2,412,187	$9,695,216	$821,513
Shares outstanding	437,863	22,168	263,785	875,335	81,045
NAV and offering price per share	$11.24	$10.76	$9.14	$11.08	$10.14
Class C2 Shares(2)
Net assets	$353,219,944	$10,221,405	$126,950,909	$623,241,703	$28,134,442
Shares outstanding	31,420,326	949,754	13,868,592	56,267,755	2,775,634
NAV and offering price per share	$11.24	$10.76	$9.15	$11.08	$10.14
Class I Shares
Net assets	$962,101,496	$24,959,832	$3,210,179,898	$1,781,216,252	$497,362,721
Shares outstanding	85,307,610	2,315,263	350,645,633	161,037,091	49,003,570
NAV and offering price per share	$11.28	$10.78	$9.16	$11.06	$10.15
Net assets consist of:
Capital paid-in	$2,166,350,295	$69,798,954	$4,050,692,912	$3,613,831,446	$719,998,257
Undistributed (Over-distribution of) net investment income	7,818,433	89,533	9,990,782	3,808,257	(236,247)
Accumulated net realized gain (loss)	(94,963,269)	(2,883,781)	(18,118,027)	(24,629,147)	(453,662)
Net unrealized appreciation (depreciation)	150,406,005	(2,723,501)	174,605,550	100,274,059	8,155,086
Net assets	$2,229,611,464	$64,281,205	$4,217,171,217	$3,693,284,615	$727,463,434
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	2 billion
Par value per share	$0.01	$0.01	$0.001	$0.01	$0.0001

N/A – Fund does not offer share class.

(1)	Class C Shares were established and commenced operations on February 10, 2014.

(2)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.

See accompanying notes to financial statements.

Nuveen Investments	205

Statement of

Operations	Year Ended April 30, 2014

	All-American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Investment Income	$125,114,827	$2,776,283	$150,478,616	$97,711,041	$12,082,278
Expenses
Management fees	10,338,580	397,069	16,114,075	13,426,564	2,639,779
12b-1 service fees – Class A	1,976,585	86,059	1,241,070	2,685,691	358,764
12b-1 distribution and service fees – Class B	27,986	N/A	14,369	N/A	N/A
12b-1 distribution and service fees – Class C(1)	4,901	289	2,646	10,867	673
12b-1 distribution and service fees – Class C2(2)	2,942,862	91,808	1,022,449	3,702,321	154,651
Shareholder servicing agent fees and expenses	1,158,038	64,305	1,823,308	1,674,697	180,743
Interest expense	96,659	—	—	—	—
Custodian fees and expenses	401,165	62,815	611,637	584,067	271,323
Directors/Trustees fees and expenses	65,842	2,232	106,991	102,337	18,048
Professional fees	182,753	29,351	159,004	145,513	42,978
Shareholder reporting expenses	167,738	13,634	251,429	251,583	8,359
Federal and state registration fees	200,961	70,514	201,124	282,188	107,292
Other expenses	59,296	9,641	79,135	71,962	13,019
Total expenses before fee waiver/expense reimbursement	17,623,366	827,717	21,627,237	22,937,790	3,795,629
Fee waiver/expense reimbursement	—	(167,702)	—	(2,717)	(303)
Net expenses	17,623,366	660,015	21,627,237	22,935,073	3,795,326
Net investment income (loss)	107,491,461	2,116,268	128,851,379	74,775,968	8,286,952
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(49,447,036)	(1,626,649)	(5,101,078)	(4,617,663)	(74,202)
Swaps	—	(1,151,072)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(115,133,862)	(2,987,472)	(105,739,417)	(52,891,617)	(2,086,107)
Swaps	—	(1,296,982)	—	—	—
Net realized and unrealized gain (loss)	(164,580,898)	(7,062,175)	(110,840,495)	(57,509,280)	(2,160,309)
Net increase (decrease) in net assets from operations	$(57,089,437)	$(4,945,907)	$18,010,884	$17,266,688	$6,126,643

N/A – Fund does not offer share class.

(1)	Class C Shares were established and commenced operations on February 10, 2014.

(2)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.

See accompanying notes to financial statements.

206	Nuveen Investments

Statement of

Changes in Net Assets

	All-American		Inflation Protected
	Year Ended 4/30/14	Year Ended 4/30/13	Year Ended 4/30/14	Year Ended 4/30/13
Operations
Net investment income (loss)	$107,491,461	$112,665,777	$2,116,268	$1,162,833
Net realized gain (loss) from:
Investments	(49,447,036)	4,466,708	(1,626,649)	40,975
Swaps	—	—	(1,151,072)	(152,000)
Change in net unrealized appreciation (depreciation) of:
Investments	(115,133,862)	87,628,674	(2,987,472)	1,826,189
Swaps	—	—	(1,296,982)	(1,001,260)
Net increase (decrease) in net assets from operations	(57,089,437)	204,761,159	(4,945,907)	1,876,737
Distributions to Shareholders
From net investment income:
Class A	(41,233,306)	(46,205,698)	(981,814)	(620,468)
Class B	(99,506)	(209,917)	N/A	N/A
Class C(1)	(16,146)	(15,687,070)	(470)	(150,431)
Class C2(2)	(14,101,670)	—	(211,076)	—
Class I	(44,641,920)	(52,562,816)	(733,286)	(491,789)
From accumulated net realized gains:
Class A	—	—	—	(22,063)
Class B	—	—	N/A	N/A
Class C(1)	—	—	—	(7,575)
Class C2(2)	—	—	—	—
Class I	—	—	—	(16,484)
Decrease in net assets from distributions to shareholders	(100,092,548)	(114,665,501)	(1,926,646)	(1,308,810)
Fund Share Transactions
Proceeds from sale of shares	418,658,782	936,248,087	33,875,438	107,454,355
Proceeds from shares issued to shareholders due to reinvestment of distributions	67,022,468	76,014,158	1,877,397	1,023,234
	485,681,250	1,012,262,245	35,752,835	108,477,589
Cost of shares redeemed	(1,112,102,624)	(549,407,373)	(76,635,434)	(15,260,445)
Net increase (decrease) in net assets from Fund share transactions	(626,421,374)	462,854,872	(40,882,599)	93,217,144
Net increase (decrease) in net assets	(783,603,359)	552,950,530	(47,755,152)	93,785,071
Net assets at the beginning of period	3,013,214,823	2,460,264,293	112,036,357	18,251,286
Net assets at the end of period	$2,229,611,464	$3,013,214,823	$64,281,205	$112,036,357
Undistributed (Over-distribution of) net investment income at the end of period	$7,818,433	$2,031,115	$89,533	$(96,831)

N/A – Fund does not offer share class.

(1)	Class C Shares were established and commenced operations on February 10, 2014.

(2)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.

See accompanying notes to financial statements.

Nuveen Investments	207

Statement of Changes in Net Assets (continued)

	Intermediate Duration		Limited Term
	Year Ended 4/30/14	Year Ended 4/30/13	Year Ended 4/30/14	Year Ended 4/30/13
Operations
Net investment income (loss)	$128,851,379	$132,603,674	$74,775,968	$70,845,859
Net realized gain (loss) from:
Investments	(5,101,078)	4,892,455	(4,617,663)	(1,800,625)
Swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(105,739,417)	53,292,933	(52,891,617)	22,813,097
Swaps	—	—	—	—
Net increase (decrease) in net assets from operations	18,010,884	190,789,062	17,266,688	91,858,331
Distributions to Shareholders
From net investment income:
Class A	(19,186,975)	(15,847,282)	(25,337,930)	(27,306,390)
Class B	(35,487)	(63,171)	N/A	N/A
Class C(1)	(5,649)	(4,109,286)	(14,519)	(12,158,830)
Class C2(2)	(3,471,647)	—	(10,195,064)	—
Class I	(101,637,242)	(115,311,143)	(34,775,272)	(31,433,207)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	N/A	N/A
Class C(1)	—	—	—	—
Class C2(2)	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(124,337,000)	(135,330,882)	(70,322,785)	(70,898,427)
Fund Share Transactions
Proceeds from sale of shares	1,313,738,074	1,038,513,585	1,625,969,490	1,649,178,808
Proceeds from shares issued to shareholders due to reinvestment of distributions	80,864,299	85,812,345	45,185,752	46,901,460
	1,394,602,373	1,124,325,930	1,671,155,242	1,696,080,268
Cost of shares redeemed	(1,263,883,765)	(614,364,991)	(1,634,003,530)	(959,574,505)
Net increase (decrease) in net assets from Fund share transactions	130,718,608	509,960,939	37,151,712	736,505,763
Net increase (decrease) in net assets	24,392,492	565,419,119	(15,904,385)	757,465,667
Net assets at the beginning of period	4,192,778,725	3,627,359,606	3,709,189,000	2,951,723,333
Net assets at the end of period	$4,217,171,217	$4,192,778,725	$3,693,284,615	$3,709,189,000
Undistributed (Over-distribution of) net investment income at the end of period	$9,990,782	$5,832,132	$3,808,257	$(632,441)

N/A – Fund does not offer share class.

(1)	Class C Shares were established and commenced operations on February 10, 2014.

(2)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.

See accompanying notes to financial statements.

208	Nuveen Investments

	Short Term
	Year Ended 4/30/14	Year Ended 4/30/13
Operations
Net investment income (loss)	$8,286,952	$7,059,667
Net realized gain (loss) from:
Investments	(74,202)	75,724
Swaps	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(2,086,107)	828,436
Swaps	—	—
Net increase (decrease) in net assets from operations	6,126,643	7,963,827
Distributions to Shareholders
From net investment income:
Class A	(2,195,247)	(1,139,066)
Class B	N/A	N/A
Class C(1)	(516)	(72,558)
Class C2(2)	(246,169)	—
Class I	(6,085,756)	(6,629,259)
From accumulated net realized gains:
Class A	—	—
Class B	N/A	N/A
Class C(1)	—	—
Class C2(2)	—	—
Class I	—	—
Decrease in net assets from distributions to shareholders	(8,527,688)	(7,840,883)
Fund Share Transactions
Proceeds from sale of shares	655,155,533	433,812,513
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,537,642	1,969,999
	658,693,175	435,782,512
Cost of shares redeemed	(424,622,088)	(280,040,164)
Net increase (decrease) in net assets from Fund share transactions	234,071,087	155,742,348
Net increase (decrease) in net assets	231,670,042	155,865,292
Net assets at the beginning of period	495,793,392	339,928,100
Net assets at the end of period	$727,463,434	$495,793,392
Undistributed (Over-distribution of) net investment income at the end of period	$(236,247)	$5,952

N/A – Fund does not offer share class.

(1)	Class C Shares were established and commenced operations on February 10, 2014.

(2)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.

See accompanying notes to financial statements.

Nuveen Investments	209

Financial

Highlights

All-American

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/88)
2014	$11.76	$.49	$(.56)	$(.07)	$(.46)	$—	$(.46)	$11.23
2013	11.36	.47	.41	.88	(.48)	—	(.48)	11.76
2012	10.24	.54	1.13	1.67	(.55)	—	(.55)	11.36
2011	10.63	.56	(.40)	.16	(.55)	—	(.55)	10.24
2010	9.54	.56	1.06	1.62	(.53)	—	(.53)	10.63
Class B (2/97)
2014	11.78	.41	(.55)	(.14)	(.38)	—	(.38)	11.26
2013	11.38	.38	.41	.79	(.39)	—	(.39)	11.78
2012	10.27	.46	1.12	1.58	(.47)	—	(.47)	11.38
2011	10.66	.48	(.39)	.09	(.48)	—	(.48)	10.27
2010	9.57	.49	1.06	1.55	(.46)	—	(.46)	10.66
Class C (2/14)
2014(e)	10.99	.02	.32	.34	(.09)	—	(.09)	11.24
Class C2 (6/93)(f)
2014	11.76	.43	(.55)	(.12)	(.40)	—	(.40)	11.24
2013	11.37	.40	.41	.81	(.42)	—	(.42)	11.76
2012	10.24	.48	1.14	1.62	(.49)	—	(.49)	11.37
2011	10.63	.50	(.39)	.11	(.50)	—	(.50)	10.24
2010	9.55	.50	1.06	1.56	(.48)	—	(.48)	10.63
Class I (2/97)
2014	11.80	.51	(.55)	(.04)	(.48)	—	(.48)	11.28
2013	11.40	.49	.41	.90	(.50)	—	(.50)	11.80
2012	10.28	.55	1.14	1.69	(.57)	—	(.57)	11.40
2011	10.67	.58	(.39)	.19	(.58)	—	(.58)	10.28
2010	9.58	.58	1.07	1.65	(.56)	—	(.56)	10.67

210	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(.42)%	$907,137	.72%		.72%		4.46%	13%
7.83	1,230,356	.72		.72		4.01	17
16.68	969,745	.78		.77		4.98	18
1.53	350,778	.78		.78		5.34	26
17.36	352,666	.80		.80		5.46	33

(1.09)	2,230	1.47		1.47		3.68	13
7.05	4,452	1.47		1.47		3.30	17
15.70	8,408	1.54		1.53		4.29	18
.79	5,273	1.53		1.53		4.56	26
16.49	9,706	1.55		1.55		4.73	33

3.06	4,923	1.50	*	1.50	*	3.39	13

(.90)	353,220	1.27		1.27		3.91	13
7.17	494,747	1.27		1.27		3.45	17
16.14	361,364	1.33		1.32		4.43	18
.99	167,535	1.33		1.33		4.78	26
16.62	151,025	1.34		1.34		4.91	33

(.14)	962,101	.52		.52		4.66	13
8.03	1,283,660	.52		.52		4.22	17
16.71	1,120,747	.56		.55		5.13	18
1.84	93,633	.58		.58		5.53	26
17.52	39,683	.59		.59		5.64	33

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(f)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	211

Financial Highlights (continued)

Inflation Protected

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (3/11)
2014	$11.31	$.26	$(.55)	$(.29)	$(.25)	$—	$(.25)	$10.77
2013	11.01	.24	.35	.59	(.28)	(.01)	(.29)	11.31
2012	10.36	.33	.66	.99	(.34)	—	(.34)	11.01
2011(e)	10.00	.04	.34	.38	(.02)	—	(.02)	10.36
Class C (2/14)
2014(g)	10.61	.02	.17	.19	(.04)	—	(.04)	10.76
Class C2 (3/11)(h)
2014	11.30	.21	(.57)	(.36)	(.18)	—	(.18)	10.76
2013	11.00	.18	.35	.53	(.22)	(.01)	(.23)	11.30
2012	10.36	.27	.66	.93	(.29)	—	(.29)	11.00
2011(e)	10.00	.03	.35	.38	(.02)	—	(.02)	10.36
Class I (3/11)
2014	11.32	.29	(.57)	(.28)	(.26)	—	(.26)	10.78
2013	11.01	.26	.36	.62	(.30)	(.01)	(.31)	11.32
2012	10.37	.35	.65	1.00	(.36)	—	(.36)	11.01
2011(e)	10.00	.05	.34	.39	(.02)	—	(.02)	10.37

212	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement						Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

(2.53)%	$28,862	.96%		.96%		2.29%		.77%		.77%		2.49%		19%
5.39	61,926	1.01		1.01		1.87		.77		.77		2.11		9
9.74	7,339	1.46		1.46		2.44		.78		.78		3.13		14
3.82	1,801	4.87	*	4.87	*	(1.27	)*	.78	*	.78	*	2.83	*	6

1.79	238	1.69	*	1.69	*	1.66	*	1.59	*	1.59	*	1.75	*	19

(3.10)	10,221	1.52		1.52		1.76		1.32		1.32		1.96		19
4.81	15,064	1.57		1.57		1.33		1.32		1.32		1.58		9
9.07	4,209	2.03		2.03		1.87		1.33		1.33		2.57		14
3.78	1,727	5.44	*	5.44	*	(1.82	)*	1.33	*	1.33	*	2.28	*	6

(2.36)	24,960	.77		.77		2.52		.57		.57		2.72		19
5.65	35,046	.82		.82		2.10		.57		.57		2.35		9
9.82	6,704	1.22		1.22		2.64		.58		.58		3.28		14
3.93	1,728	4.69	*	4.69	*	(1.07	)*	.58	*	.58	*	3.03	*	6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	For the period March 8, 2011 (commencement of operations) through April 30, 2011.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(h)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	213

Financial Highlights (continued)

Intermediate Duration

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/95)
2014	$9.38	$.29	$(.26)	$.03	$(.28)	$—	$(.28)	$9.13
2013	9.25	.30	.14	.44	(.31)	—	(.31)	9.38
2012	8.84	.34	.42	.76	(.35)	—	(.35)	9.25
2011	8.98	.34	(.14)	.20	(.34)	—	(.34)	8.84
2010	8.54	.35	.43	.78	(.34)	—	(.34)	8.98
Class B (2/97)
2014	9.41	.22	(.26)	(.04)	(.21)	—	(.21)	9.16
2013	9.27	.24	.15	.39	(.25)	—	(.25)	9.41
2012	8.87	.27	.41	.68	(.28)	—	(.28)	9.27
2011	9.01	.27	(.14)	.13	(.27)	—	(.27)	8.87
2010	8.57	.28	.43	.71	(.27)	—	(.27)	9.01
Class C (2/14)
2014(f)	9.05	.01	.12	.13	(.04)	—	(.04)	9.14
Class C2 (6/95)(g)
2014	9.41	.24	(.27)	(.03)	(.23)	—	(.23)	9.15
2013	9.27	.25	.15	.40	(.26)	—	(.26)	9.41
2012	8.87	.29	.41	.70	(.30)	—	(.30)	9.27
2011	9.01	.29	(.14)	.15	(.29)	—	(.29)	8.87
2010	8.57	.30	.43	.73	(.29)	—	(.29)	9.01
Class I (11/76)
2014	9.41	.31	(.26)	.05	(.30)	—	(.30)	9.16
2013	9.27	.32	.15	.47	(.33)	—	(.33)	9.41
2012	8.86	.36	.41	.77	(.36)	—	(.36)	9.27
2011	9.00	.36	(.15)	.21	(.35)	—	(.35)	8.86
2010	8.56	.36	.43	.79	(.35)	—	(.35)	9.00

214	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

.39%	$876,456	.70%		.70%		3.20%		17%
4.83	512,139	.70		.70		3.24		15
8.68	450,036	.72		.72		3.70		10
2.21	373,176	.74		.74		3.82		6
9.24	374,528	.75		.75		3.91		5

(.34)	1,172	1.45		1.45		2.45		17
4.19	1,940	1.46		1.46		2.52		15
7.75	3,102	1.47		1.47		2.95		10
1.46	5,283	1.49		1.49		3.05		6
8.40	11,040	1.50		1.50		3.16		5

1.49	2,412	1.49	*	1.49	*	2.17	*	17

(.25)	126,951	1.25		1.25		2.65		17
4.39	158,004	1.25		1.25		2.69		15
7.96	134,478	1.27		1.27		3.14		10
1.66	110,310	1.29		1.29		3.27		6
8.62	100,047	1.30		1.30		3.35		5

.59	3,210,180	.50		.50		3.40		17
5.13	3,520,696	.50		.50		3.44		15
8.87	3,039,743	.52		.52		3.91		10
2.41	2,013,504	.54		.54		4.02		6
9.41	2,044,122	.55		.55		4.11		5

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractural fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	215

Financial Highlights (continued)

Limited Term

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain(Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/87)
2014	$11.27	$.22	$(.16)	$.06	$(.21)	$—	$(.21)	$11.12
2013	11.20	.24	.07	.31	(.24)	—	(.24)	11.27
2012	10.85	.29	.34	.63	(.28)	—	(.28)	11.20
2011	10.85	.30	(.01)	.29	(.29)	—	(.29)	10.85
2010	10.60	.32	.28	.60	(.35)	—	(.35)	10.85
Class C (2/14)
2014(f)	11.06	.01	.04	.05	(.03)	—	(.03)	11.08
Class C2 (12/95)(g)
2014	11.23	.18	(.16)	.02	(.17)	—	(.17)	11.08
2013	11.15	.20	.08	.28	(.20)	—	(.20)	11.23
2012	10.81	.25	.34	.59	(.25)	—	(.25)	11.15
2011	10.82	.26	(.02)	.24	(.25)	—	(.25)	10.81
2010	10.57	.28	.28	.56	(.31)	—	(.31)	10.82
Class I (2/97)
2014	11.21	.24	(.16)	.08	(.23)	—	(.23)	11.06
2013	11.13	.26	.08	.34	(.26)	—	(.26)	11.21
2012	10.79	.31	.33	.64	(.30)	—	(.30)	11.13
2011	10.79	.32	(.01)	.31	(.31)	—	(.31)	10.79
2010	10.54	.34	.28	.62	(.37)	—	(.37)	10.79

216	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement						Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

.55%	$1,279,131	.65%		.65%		1.99%		.65%		.65%		1.99%		20%
2.79	1,438,077	.66		.66		2.10		N/A		N/A		N/A		12
5.88	1,113,802	.66		.66		2.63		N/A		N/A		N/A		12
2.68	953,517	.68		.68		2.72		N/A		N/A		N/A		13
5.73	1,001,241	.71		.71		2.98		N/A		N/A		N/A		10

.49	9,695	1.43	*	1.43	*	1.10	*	1.18	*	1.18	*	1.35	*	20

.17	623,242	1.00		1.00		1.64		1.00		1.00		1.64		20
2.51	721,302	1.01		1.01		1.76		N/A		N/A		N/A		12
5.45	641,602	1.01		1.01		2.29		N/A		N/A		N/A		12
2.26	566,098	1.03		1.03		2.37		N/A		N/A		N/A		13
5.39	509,512	1.06		1.06		2.63		N/A		N/A		N/A		10

.72	1,781,216	.45		.45		2.19		.45		.45		2.19		20
3.07	1,549,809	.46		.46		2.31		N/A		N/A		N/A		12
6.00	1,196,319	.46		.46		2.83		N/A		N/A		N/A		12
2.87	812,730	.48		.48		2.92		N/A		N/A		N/A		13
5.94	694,430	.51		.51		3.16		N/A		N/A		N/A		10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.
*	Annualized.
N/A	Not applicable.

See accompanying notes to financial statements.

Nuveen Investments	217

Financial Highlights (continued)

Short Term

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain(Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/02)
Year Ended 4/30
2014	$10.20	$.12		$(.05)	$.07	$(.12)	$—	$(.12)	$10.15
2013	10.19	.15		.04	.19	(.18)	—	(.18)	10.20
2012	9.98	.20		.21	.41	(.20)	—	(.20)	10.19
2011(d)	9.98	.16		(.02)	.14	(.14)	—	(.14)	9.98
Year Ended 6/30
2010	9.74	.20		.22	.42	(.18)	—	(.18)	9.98
2009	9.79	.28		(.07)	.21	(.26)	—	(.26)	9.74
Class C (2/14)
Year Ended 4/30
2014(g)	10.15	—	**	.01	.01	(.02)	—	(.02)	10.14
Class C2 (8/11)(h)
Year Ended 4/30
2014	10.18	.08		(.03)	.05	(.09)	—	(.09)	10.14
2013	10.18	.11		.03	.14	(.14)	—	(.14)	10.18
2012(e)	10.13	.10		.06	.16	(.11)	—	(.11)	10.18
Class I (10/02)
Year Ended 4/30
2014	10.20	.14		(.05)	.09	(.14)	—	(.14)	10.15
2013	10.19	.18		.03	.21	(.20)	—	(.20)	10.20
2012	9.98	.23		.20	.43	(.22)	—	(.22)	10.19
2011(d)	9.98	.17		(.02)	.15	(.15)	—	(.15)	9.98
Year Ended 6/30
2010	9.74	.20		.24	.44	(.20)	—	(.20)	9.98
2009	9.79	.27		(.05)	.22	(.27)	—	(.27)	9.74

218	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

.74%	$201,145	.71%		1.16%		.71%		1.16%		35%
1.88	101,836	.73		1.49		.73		1.49		30
4.15	34,793	.73		2.01		.73		2.01		39
1.41	7,790	.89	*	1.73	*	.71	*	1.91	*	21

4.38	7,168	1.06		1.49		.74		1.81		45
2.17	3,376	1.11		2.35		.75		2.71		70

.08	822	1.57	*	.18	*	1.08	*	.63	*	35

.48	28,134	1.06		.82		1.06		.82		35
1.42	10,618	1.08		1.10		1.08		1.10		30
1.61	1,026	1.07	*	1.49	*	1.07	*	1.49	*	39

.92	497,363	.51		1.37		.51		1.37		35
2.06	383,339	.53		1.74		.53		1.74		30
4.33	304,109	.53		2.27		.53		2.27		39
1.54	277,347	.67	*	1.94	*	.55	*	2.06	*	21

4.53	310,783	.81		1.74		.59		1.96		45
2.32	178,950	.86		2.58		.60		2.84		70

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the ten months ended April 30, 2011.
(e)	For the period August 31, 2011 (commencement of operations) through April 30, 2012.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(h)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	219

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Municipal Trust and the Nuveen Investment Funds, Inc. (each a “Trust” and collectively, the “Trusts”), are open-end investment companies registered under the Investment Company Act of 1940, as amended. The Nuveen Municipal Trust is comprised of the Nuveen All-American Municipal Bond Fund (“All-American”), Nuveen Inflation Protected Municipal Bond Fund (“Inflation Protected”), Nuveen Intermediate Duration Municipal Bond Fund (“Intermediate Duration”) and Nuveen Limited Term Municipal Bond Fund (“Limited Term”), among others, and the Nuveen Investment Funds, Inc. is comprised of the Nuveen Short Term Municipal Bond Fund (“Short Term”), among others, (each a “Fund” and collectively, the “Funds”), as diversified funds. The Nuveen Municipal Trust was organized as a Massachusetts business trust on July 1, 1996. Nuveen Investment Funds, Inc. was incorporated in the State of Maryland on August 20, 1987. The Funds, with the exception of Inflation Protected, were each organized as a series of predecessor trusts or corporations prior to that date.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisor, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Agreement and Plan of Merger

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen Fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen Funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen Fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Nuveen Funds (the “Board”) will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser. If approved by the Board, the new agreements will be presented to the Nuveen Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Investment Objectives and Principal Investment Strategies

All-American’s, Intermediate Duration’s and Limited Term’s investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax. Each Fund may invest without limit in securities that generate income subject to the alternative minimum tax. All American will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years. Intermediate Duration generally intends to maintain a weighted average portfolio duration between 4.5 and 7 years. Limited Term generally invests in bonds with short- to intermediate-term maturities. Limited Term will attempt to maintain the weighted average maturity of its portfolio securities at 3 to 7 years under normal market conditions. Each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Sub-Adviser, to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

Inflation Protected’s investment objective is to provide after-tax total return, protected from inflation, through a combination of federally tax-exempt income and inflation-linked investments. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax. The Fund may

220	Nuveen Investments

invest without limit in securities that generate income subject to the alternative minimum tax. The Fund generally invests in intermediate and long-term bonds with a duration of between 2 and 10 years, and generally maintain a weighted average duration of between 4 and 7 years. The Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Sub-Adviser to be of comparable quality. The Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. The Fund seeks to mitigate the effect that subsequent increases in inflation expectations may have on the purchasing power of the Fund by investing in inflation-linked instruments, such as Consumer Price Index (CPI) swaps, in amounts sufficient to approximate the duration characteristics of the Fund’s underlying municipal bond portfolio.

Short Term’s investment objective is to provide current income that is exempt from federal income tax to the extent consistent with preservation of capital. Under normal market conditions, as a fundamental policy, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal securities that pay interest that is exempt from regular federal personal income tax. The Fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. The Fund will attempt to maintain the weighted average maturity of its portfolio securities at three years or less under normal market conditions. The Fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the Sub-Adviser. However, the Fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality, commonly referred to as “high yield” or “junk” bonds. The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

All-American, Intermediate Duration, Limited Term and Short Term may utilize futures contracts and options on futures contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the Fund’s portfolio.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies, and principal risks.

Class C and C2 Shares

Effective at the close of business on February 10, 2014, Class C Shares of the Funds were renamed to Class C2 Shares, and are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. On February 10, 2014, the Funds began offering a new form of Class C Shares.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of April 30, 2014, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	All- American	Intermediate Duration	Limited Term	Short Term
Outstanding when-issued/delayed delivery purchase commitments	$18,839,864	$70,827,783	$28,925,507	$10,621,185

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Nuveen Investments	221

Notes to Financial Statements (continued)

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more ($250,000 for Limited Term and Short Term) are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. All-American and Intermediate Duration will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a .55% (.35% for Limited Term and Short Term) annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C and C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Arrangements

In the ordinary course of business, the Funds have entered into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

As of April 30, 2014, Inflation Protected was invested in swap contracts that are subject to netting agreements and further described in Note 3 – Portfolio Securities and Investments in Derivatives. None of the other Funds were invested in any portfolio securities or derivative instruments that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

222	Nuveen Investments

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Prices of municipal bonds, other fixed-income securities and swap contracts are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments in investment companies are valued at their respective NAV on valuation date are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

All-American	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$2,157,621,739	$59,187	$2,157,680,926
Corporate Bonds	—	—	28,878	28,878
Total	$—	$2,157,621,739	$88,065	$2,157,709,804
*	Refer to the Fund’s Portfolio of Investments for state classifications and breakdown of Municipal Bonds and Corporate Bonds classified as Level 3, where applicable.

Nuveen Investments	223

Notes to Financial Statements (continued)

Inflation Protected	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$64,334,459	$—	$64,334,459
Investments in Derivatives:
Consumer Price Index Swaps**	—	(2,374,840)	—	(2,374,840)
Total	$—	$61,959,619	$—	$61,959,619

Intermediate Duration
Long-Term Investments*:
Municipal Bonds	$—	$4,113,126,580	$7,020,563	$4,120,147,143
Corporate Bonds	—	—	44,486	44,486
Short-Term Investments*:
Municipal Bonds	—	43,555,000	—	43,555,000
Total	$—	$4,156,681,580	$7,065,049	$4,163,746,629

Limited Term
Long-Term Investments*:
Municipal Bonds	$—	$3,617,263,159	$—	$3,617,263,159
Corporate Bonds	—	—	27,435	27,435
Short-Term Investments*:
Municipal Bonds	—	59,345,000	—	59,345,000
Total	$—	$3,676,608,159	$27,435	$3,676,635,594

Short Term
Long-Term Investments*:
Municipal Bonds	$—	$708,559,838	$24,661	$708,584,499
Short-Term Investments*:
Money Market Funds	3,566,677	—	—	3,566,677
Municipal Bonds	—	22,285,000	—	22,285,000
Total	$3,566,677	$730,844,838	$24,661	$734,436,176
*	Refer to the Fund’s Portfolio of Investments for state classifications and breakdown of Municipal Bonds and Corporate Bonds classified as Level 3, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

224	Nuveen Investments

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund (except Inflation Protected) is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”).

An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” The Fund’s Statement of Assets and Liabilities shows only the inverse floaters and not the underlying bonds as an asset and does not reflect the short-term floating rate certificates as liabilities. Also, the Fund reflects in “Investment Income” only the net amount of earnings on its inverse floater investment (net of the interest paid to the holders of the short-term floating rate certificates and the expenses of the trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Fund during the fiscal year ended April 30, 2014, were as follows:

All-American
Average floating rate obligations outstanding	$16,655,096
Average annual interest rate and fees	.58%

As of April 30, 2014, the total amount of floating rate obligations issued by each Fund’s self-deposited inverse floaters and externally-deposited inverse floaters was as follows:

	All-American	Intermediate Duration
Floating rate obligations: self-deposited inverse floaters	$6,525,000	$—
Floating rate obligations: externally-deposited inverse floaters	107,860,000	84,700,000
Total	$114,385,000	$84,700,000

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain

Nuveen Investments	225

Notes to Financial Statements (continued)

circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of April 30, 2014, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

	All-American	Intermediate Duration
Maximum exposure to Recourse Trusts	$39,310,000	$11,250,000

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Consumer Price Index Swaps

Inflation Protected seeks to hedge inflation risk by investing in inflation-linked instruments, such as Consumer Price Index (“CPI”) swaps, in amounts sufficient to approximate the duration characteristics of the Fund’s underlying municipal bond portfolio. A CPI swap is a fixed maturity, over-the-counter derivative in which the Fund pays to the counterparty a predetermined fixed annualized rate over the life of the CPI swap and receives in return the “realized” rate of inflation as measured by the Consumer Price Index for All Urban Consumers Non-Seasonally Adjusted over the life of the swap. The Fund will benefit from a CPI swap if actual inflation during the swap’s period is greater than the level of inflation expected for that period at the time the swap was entered into, and conversely the Fund will lose money on a CPI swap if actual inflation turns out to be less than expected.

Income accruals begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the CPI swap contract and the termination date of the swap (which is akin to a bond’s maturity). CPI swap contracts are valued daily. The net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on consumer price index swaps (,net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.”

The Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a CPI swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from swaps.” The Fund intends, but is not obligated, to terminate its CPI swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

During the fiscal year ended April 30, 2014, Inflation Protected continued to invest in CPI swap contracts to hedge against unexpected increases in inflation.

The average notional amount of CPI swap contracts outstanding during the fiscal year ended April 30, 2014, was as follows:

Inflation Protected
Average notional amount of CPI swap contracts outstanding*	$86,580,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

226	Nuveen Investments

The following table presents the fair value of all CPI swap contracts held by Inflation Protected as of April 30, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Inflation	Swaps	—	$—	Unrealized depreciation on consumer price index swaps	$(2,374,840)

The following tables present the CPI swap contracts subject to netting agreements and collateral delivered related to those swap contracts.

Fund	Counterparty	Gross Unrealized Appreciation on CPI Swaps*	Gross Unrealized (Depreciation) on CPI Swaps*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on CPI Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Inflation Protected
	Barclays PLC	$—	$(1,692,297)	$—	$(1,692,297)	$1,637,081	$(55,216)
	JPMorgan	—	(123,317)	—	(123,317)	123,317	—
	Morgan Stanley	—	(559,226)	—	(559,226)	559,226	—
Total		$—	$(2,374,840)	$—	$(2,374,840)	$2,319,624	$(55,216)
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on CPI swap contracts on the Statement of Operations during the fiscal year ended April 30, 2014, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Inflation Protected	Inflation	Swaps	$(1,151,072)	$(1,296,982)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	227

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	All-American
	Year Ended 4/30/14		Year Ended 4/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	12,719,041	$139,341,313	36,137,441	$422,123,272
Class A – automatic conversion of Class B Shares	10,797	119,139	88,230	1,027,090
Class B – exchanges	685	7,509	19,747	230,819
Class C(1)	440,015	4,889,994	—	—
Class C2(2)	3,630,019	39,981,174	14,765,759	172,192,912
Class I	21,314,117	234,319,653	29,093,499	340,673,994
Shares issued to shareholders due to reinvestment of distributions:
Class A	3,080,486	33,706,331	3,031,020	35,411,944
Class B	6,665	73,122	12,257	143,124
Class C(1)	1,197	13,402	—	—
Class C2(2)	881,134	9,647,877	856,156	10,008,408
Class I	2,146,680	23,581,736	2,599,068	30,450,682
	44,230,836	485,681,250	86,603,177	1,012,262,245
Shares redeemed:
Class A	(39,729,988)	(432,939,176)	(19,964,928)	(233,633,614)
Class B	(176,490)	(1,942,907)	(304,556)	(3,554,758)
Class B – automatic conversion to Class A Shares	(10,778)	(119,139)	(88,046)	(1,027,090)
Class C(1)	(3,349)	(37,640)	—	—
Class C2(2)	(15,162,720)	(165,122,028)	(5,344,245)	(62,513,581)
Class I	(46,956,473)	(511,941,734)	(21,208,856)	(248,678,330)
	(102,039,798)	(1,112,102,624)	(46,910,631)	(549,407,373)
Net increase (decrease)	(57,808,962)	$(626,421,374)	39,692,546	$462,854,872
(1)	Class C Shares were established and commenced operations on February 10, 2014.
(2)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.

	Inflation Protected
	Year Ended 4/30/14		Year Ended 4/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,401,328	$15,100,629	5,232,725	$59,200,370
Class C(1)	22,156	236,306	—	—
Class C2(2)	177,060	1,924,839	1,154,528	13,014,423
Class I	1,572,003	16,613,664	3,120,247	35,239,562
Shares issued to shareholders due to reinvestment of distributions:
Class A	90,106	951,420	47,599	538,687
Class C(1)	35	376	—	—
Class C2(2)	18,857	198,961	11,011	124,435
Class I	68,729	726,640	31,839	360,112
	3,350,274	35,752,835	9,597,949	108,477,589
Shares redeemed:
Class A	(4,285,061)	(45,055,357)	(473,041)	(5,305,991)
Class C(1)	(23)	(242)	—	—
Class C2(2)	(578,775)	(6,096,689)	(215,629)	(2,387,098)
Class I	(2,420,380)	(25,483,146)	(665,894)	(7,567,356)
	(7,284,239)	(76,635,434)	(1,354,564)	(15,260,445)
Net increase (decrease)	(3,933,965)	$(40,882,599)	8,243,385	$93,217,144

228	Nuveen Investments

	Intermediate Duration
	Year Ended 4/30/14		Year Ended 4/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	62,899,084	$562,779,554	14,955,830	$139,930,217
Class A – automatic conversion of Class B Shares	3,414	30,892	18,235	169,460
Class B – exchanges	32,474	298,589	7,073	66,166
Class C(1)	274,160	2,491,887	—	—
Class C2(2)	2,446,934	22,006,271	4,620,559	43,326,884
Class I	80,373,783	726,130,881	91,216,978	855,020,858
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,908,486	17,181,212	1,393,342	13,028,844
Class B	2,746	24,740	4,210	39,464
Class C(1)	539	4,917	—	—
Class C2(2)	255,116	2,299,525	266,451	2,498,523
Class I	6,805,271	61,353,905	7,496,009	70,245,514
	155,002,007	1,394,602,373	119,978,687	1,124,325,930
Shares redeemed:
Class A	(23,409,601)	(210,127,906)	(10,455,595)	(97,725,473)
Class B	(109,993)	(992,036)	(121,372)	(1,137,338)
Class B – automatic conversion to Class A Shares	(3,403)	(30,892)	(18,178)	(169,460)
Class C(1)	(10,914)	(99,373)	—	—
Class C2(2)	(5,630,686)	(50,660,027)	(2,592,728)	(24,303,565)
Class I	(110,829,288)	(1,001,973,531)	(52,392,176)	(491,029,155)
	(139,993,885)	(1,263,883,765)	(65,580,049)	(614,364,991)
Net increase (decrease)	15,008,122	$130,718,608	54,398,638	$509,960,939
(1)	Class C Shares were established and commenced operations on February 10, 2014.
(2)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.

	Limited Term
	Year Ended 4/30/14		Year Ended 4/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	40,318,158	$445,841,472	55,858,576	$627,985,659
Class C(1)	899,294	9,951,409	—	—
Class C2(2)	8,917,219	98,111,052	16,583,824	185,750,383
Class I	97,380,477	1,072,065,557	74,687,116	835,442,766
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,965,298	21,711,675	2,027,026	22,803,105
Class C(1)	1,145	12,663	—	—
Class C2(2)	659,801	7,262,578	735,318	8,238,714
Class I	1,473,647	16,198,836	1,417,080	15,859,641
	151,615,039	1,671,155,242	151,308,940	1,696,080,268
Shares redeemed:
Class A	(54,839,890)	(604,950,854)	(29,738,275)	(334,355,453)
Class C(1)	(25,104)	(277,587)	—	—
Class C2(2)	(17,567,359)	(193,196,191)	(10,594,753)	(118,670,653)
Class I	(76,078,446)	(835,578,898)	(45,284,522)	(506,548,399)
	(148,510,799)	(1,634,003,530)	(85,617,550)	(959,574,505)
Net increase (decrease)	3,104,240	$37,151,712	65,691,390	$736,505,763

Nuveen Investments	229

Notes to Financial Statements (continued)

	Short Term
	Year Ended 4/30/14		Year Ended 4/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	26,249,463	$266,170,489	10,803,399	$110,119,096
Class C(1)	88,396	896,533	—	—
Class C2(2)	3,700,423	37,443,708	1,170,185	11,914,696
Class I	34,566,597	350,644,803	30,582,797	311,778,721
Shares issued to shareholders due to reinvestment of distributions:
Class A	195,668	1,984,118	96,677	985,725
Class C(1)	46	470	—	—
Class C2(2)	23,809	241,086	7,034	71,621
Class I	129,361	1,311,968	89,508	912,653
	64,953,763	658,693,175	42,749,600	435,782,512
Shares redeemed:
Class A	(16,612,146)	(168,323,242)	(4,325,269)	(44,088,273)
Class C(1)	(7,397)	(75,082)	—	—
Class C2(2)	(1,991,170)	(20,165,708)	(235,416)	(2,396,736)
Class I	(23,290,718)	(236,058,056)	(22,910,953)	(233,555,155)
	(41,901,431)	(424,622,088)	(27,471,638)	(280,040,164)
Net increase (decrease)	23,052,332	$234,071,087	15,277,962	$155,742,348
(1)	Class C Shares were established and commenced operations on February 10, 2014.
(2)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions, where applicable) during the fiscal year ended April 30, 2014, were as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Purchases	$302,943,477	$16,254,769	$808,286,522	$879,879,293	$466,639,382
Sales and maturities	951,361,643	54,163,151	667,468,152	714,055,409	220,977,063

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

230	Nuveen Investments

As of April 30, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Cost of investments	$2,000,743,009	$64,665,683	$3,986,252,022	$3,574,078,159	$725,990,618
Gross unrealized:
Appreciation	$169,765,801	$679,115	$208,632,229	$111,763,198	$9,568,643
Depreciation	(19,324,008)	(1,010,339)	(31,137,622)	(9,205,763)	(1,123,085)
Net unrealized appreciation (depreciation) of investments	$150,441,793	$(331,224)	$177,494,607	$102,557,435	$8,445,558

Permanent differences, primarily due to federal taxes paid, taxable market discount, expiration of capital loss carryforwards and paydowns, resulted in reclassifications among the Funds’ components of net assets as of April 30, 2014, the Funds’ tax year end, as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Capital paid-in	$1,551,451	$—	$290,001	$(1,066,826)	$(10)
Undistributed (Over-distribution of) net investment income	(1,611,595)	(3,258)	(355,729)	(12,485)	(1,463)
Accumulated net realized gain (loss)	60,144	3,258	65,728	1,079,311	1,473

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of April 30, 2014, the Funds’ tax year end, were as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Undistributed net tax-exempt income[1]	$12,568,477	$200,357	$17,776,113	$7,435,546	$275,593
Undistributed net ordinary income[2]	260,187	1,256	12,317	36,304	—
Undistributed net long-term capital gains	—	—	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period April 1, 2014 through April 30, 2014, and paid on May 1, 2014.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended April 30, 2014 and April 30, 2013, was designated for purposes of the dividends paid deduction as follows:

2014	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Distributions from net tax-exempt income[3]	$101,890,246	$1,974,662	$124,281,882	$69,465,076	$8,409,806
Distributions from net ordinary income[2]	62,491	2,227	845,008	668,272	—
Distributions from net long-term capital gains	—	—	—	—	—

2013	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Distributions from net tax-exempt income	$109,809,752	$1,123,233	$134,244,774	$71,106,768	$7,787,833
Distributions from net ordinary income[2]	497,880	37,661	845,011	—	—
Distributions from net long-term capital gains	—	7,216	—	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended April 30, 2014, as Exempt Interest Dividends.

Nuveen Investments	231

Notes to Financial Statements (continued)

As of April 30, 2014, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	All- American[4]	Inflation Protected	Intermediate Duration[4]	Limited Term	Short Term
Expiration:
April 30, 2015	$21,571	$—	$—	$7,283,015	$11,893
April 30, 2016	2,298,768	—	—	546,020	—
April 30, 2017	22,698,037	—	—	1,071,726	312,109
April 30, 2018	14,897,930	—	9,207,679	543,730	—
April 30, 2019	881,168	—	1,043,786	1,598,268	—
Not subject to expiration:	39,284,442	1,362,193	5,754,597	10,738,518	90,271
Total	$80,081,916	$1,362,193	$16,006,062	$21,781,277	$414,273
[4]	A portion of All-American’s and Intermediate Duration’s capital loss carryforward is subject to an annual limitation under Internal Revenue Code and related regulations.

As of April 30, 2014, the Funds’ tax year end, $1,064,312 of Limited Term’s capital loss carryforward expired.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Post-October capital losses[5]	$11,969,160	$1,520,098	$1,999,677	$2,728,723	$39,390
Late-year ordinary losses[6]	—	—	—	—	—
[5]	Capital losses incurred from November 1, 2013 through April 30, 2014, the Funds’ tax year end.
[6]	Ordinary losses incurred from January 1, 2014 through April 30, 2014 and specified losses incurred from November 1, 2013 through April 30, 2014.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	All- American Fund-Level Fee Rate	Inflation Protected Fund-Level Fee Rate	Intermediate Duration Fund-Level Fee Rate	Limited Term Fund-Level Fee Rate	Short Term Fund-Level Fee Rate
For the first $125 million	.3000%	.3000%	.3000%	.2500%	.2500%
For the next $125 million	.2875	.2875	.2875	.2375	.2375
For the next $250 million	.2750	.2750	.2750	.2250	.2250
For the next $500 million	.2625	.2625	.2625	.2125	.2125
For the next $1 billion	.2500	.2500	.2500	.2000	.2000
For net assets over $2 billion	—	.2250	—	—	.1750
For the next $3 billion	.2250	—	.2250	.1750	—
For net assets over $5 billion	.2125	—	.2125	.1625	—

232	Nuveen Investments

The annual complex-level fee for the Funds, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen Funds as set forth in the schedule below, and for Short Term, making, as appropriate, an upward adjustment to that rate based upon the percentage of the Fund’s assets that are not “eligible assets.” The complex level fee schedule for the Funds is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2014, the complex-level fee rate for each of these Funds was as follows:

Fund	Complex-Level Fee Rate
All-American	.1723%
Inflation Protected	.1661
Intermediate Duration	.1716
Limited Term	.1661
Short Term	.1792

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Inflation Protected	.60%	August 31, 2015	1.05%
Intermediate Duration	N/A	N/A	.75
N/A	– Not applicable.

The Adviser has agreed to waive .25% of the 12b-1 distribution and/or service fees for Class C Shares of Limited Term through August 31, 2015 and .45% of the 12b-1 distribution and/or service fees for Class C Shares of the Short Term through August 31, 2015.

Neither Trust pays compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended April 30, 2014, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Sales charges collected (Unaudited)	$998,827	$32,654	$354,890	$1,002,694	$418,548
Paid to financial intermediaries (Unaudited)	867,709	27,840	314,314	953,776	407,540

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

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Notes to Financial Statements (continued)

During the fiscal year ended April 30, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Commission advances (Unaudited)	$453,452	$25,816	$266,746	$1,412,488	$435,190

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended April 30, 2014, the Distributor retained such 12b-1 fees as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
12b-1 fees retained (Unaudited)	$612,954	$49,319	$190,995	$645,164	$51,553

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended April 30, 2014, as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
CDSC retained (Unaudited)	$208,799	$26,161	$63,618	$450,468	$206,873

8. Subsequent Events

Class B Shares

Effective at the close business on June 23, 2014, Class B Shares of All-American and Intermediate Duration converted to Class A Shares and are no longer available through an exchange from other Nuveen mutual funds.

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Additional

Fund Information (Unaudited)

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL 60606

Custodian

State Street Bank & Trust Company

Boston, MA 02111

U.S. Bank National Association

Milwaukee, WI 53202

Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at
(800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at
(800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	235

Glossary of Terms Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays 1-10 Year Municipal Bond Index: An unmanaged index comprised of investment-grade municipal bonds with maturity dates of more than 1 year and less than 10 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Inflation Linked Swap: A contractual agreement between two counterparties under which one party agrees to make periodic interest payments to the other for an agreed period of time based on a fixed rate (alternatively, a floating rate based on an interest rate index), while the other party agrees to make periodic payments based on a floating rate of interest based on the Consumer Price Index.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper General Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

236	Nuveen Investments

Lipper Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short-Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short-Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 3 and 14.999 years. Index returns assume reinvestment of dividends but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Short Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturities between 6 months and 3.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Short-Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 1 and 7.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

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Annual Investment Management Agreement

Approval Process (Unaudited)

I. The Approval Process

The Board of Trustees or Directors (as the case may be) of each Fund (each, a “Board” and each Trustee or Director, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund’s advisory agreement (each, an “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (each, an “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (each, a “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by

238	Nuveen Investments

each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain equity and fixed income teams of the Sub-Adviser in September 2013 and met with the Sub-Adviser’s municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the open-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters).

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end funds, including, among other things: the continued focus on enhancing the product line through the development of new funds, including the development of alternative strategies

240	Nuveen Investments

reflecting trends in the industry; the enhanced support provided to the Board by providing comprehensive in-depth presentations to the Open-End Funds Committee; and the development of a new class of shares for certain funds.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under the respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B. The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund’s performance and the applicable investment team. In considering each Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014 (or for such shorter periods available for the Nuveen Inflation Protected Municipal Bond Fund (the “Inflation Protected Fund”), which did not exist for part of the foregoing time frame). This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•

The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, the Board considered a fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was

242	Nuveen Investments

within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[i] While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following:

Certain Funds had demonstrated generally favorable performance in comparison to peers. In this regard, the following Funds performed in the first or second quartile over various periods: the Nuveen Limited Term Municipal Bond Fund, the Nuveen Intermediate Duration Municipal Bond Fund and the Nuveen Short Term Municipal Bond Fund.

The Nuveen All-American Municipal Bond Fund lagged its peers somewhat in the shorter periods, but demonstrated more favorable performance in the longer periods. Although such Fund performed in the fourth quartile in the one-year period, it was in the first quartile in the three- and five-year periods.

The Board noted that Inflation Protected Fund was relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance. Notwithstanding the foregoing, the Independent Board Members noted that, although the Inflation Protected Fund was in the fourth quartile for the one-year period ending December 31, 2013, such Fund had three-year performance as of March 31, 2014 and was in the third quartile and outperformed its benchmark for such period.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

2. The New Advisory Agreements

With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction. Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements) below or in line with their peer averages.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to municipal funds, such other clients of a Fund Adviser may include: municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Adviser.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

244	Nuveen Investments

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction (i) not to increase contractual management fee rates for any Nuveen fund and (ii) not to raise expense cap levels for any Nuveen fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E. Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which include fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2. The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F. Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase contractual management fee rates for any fund and (ii) not to raise expense cap levels for any fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•	The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•	The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

246	Nuveen Investments

G. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II. Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the “Interim Investment Management Agreement”) between the respective Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

i	The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

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Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Med, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	201
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	201
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, member and President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	201
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	201

248	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	201
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	201
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	201
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	201
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	201

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Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	201

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	201
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	201
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	201

250	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	201
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	201
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	201
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	201
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	201
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	201
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	201

Nuveen Investments	251

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	108

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

252	Nuveen Investments

Notes

Nuveen Investments	253

Notes

254	Nuveen Investments

Notes

Nuveen Investments	255

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of March 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-NAT-0414D

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, its what you keep.®

Annual Report April 30, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class B	Class C	Class C2	Class I

Nuveen High Yield Municipal Bond Fund	NHMAX	NHMBX	NHCCX	NHMCX	NHMRX
Nuveen Short Duration High Yield Municipal Bond Fund	NVHAX	—	NVCCX	NVHCX	NVHIX

NUVEEN INVESTMENTS TO BE ACQUIRED BY TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF’s asset management business, and that its current leadership and key investment teams will stay in place.

Your fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your fund’s sub-adviser(s) will continue to manage your fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your fund’s operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the funds and NFAL and the investment sub-advisory agreements between NFAL and each fund’s sub-adviser(s). New agreements will be presented to the funds’ shareholders for approval, and, if approved, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction, expected to be completed by year end, is subject to customary closing conditions.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

After significant growth in 2013, domestic and international equity markets have been less compelling during the first part of 2014. Concerns about deflation, political uncertainty in many places and the potential for more fragile economies to impact other countries have produced uncertainty in the markets.

Europe is beginning to emerge slowly from recession in mid-2013, with improved GDP and employment trends in some countries. However, Japan’s deflationary headwinds have resurfaced; and China shows signs of slowing from credit distress combined with declines in manufacturing and exports. Most recently, tensions between Russia and Ukraine may continue to hold back stocks and support government bonds in the near term.

Despite these headwinds, there are some encouraging signs of forward momentum in the markets. In the U.S., the news is more positive with financial risks slowly receding, positive GDP trends, downward trending unemployment and stronger household finances and corporate spending.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

June 23, 2014

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen High Yield Municipal Bond Fund

Nuveen Short Duration High Yield Municipal Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. John Miller, CFA, began managing the Nuveen High Yield Municipal Bond Fund in 2000 and the Nuveen Short Duration High Yield Municipal Bond Fund from its inception in 2013, when Timothy Ryan, CFA, and Steven Hlavin also began managing the Fund.

Recently, the portfolio managers discussed economic and market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ending April 30, 2014.

What factors affected the U.S. economy and national municipal bond market during the twelve-month reporting period ended April 30, 2014?

During this reporting period, the U.S. economy continued its slow advance toward recovery from recession. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. Based on its view that the underlying strength in the broader economy was enough to support ongoing improvement in the labor market, the Fed began to reduce, or taper, its monthly asset purchases in $10 billion increments over the course of four consecutive meetings (December 2013 through April 2014). As of May 2014, the Fed’s monthly purchases comprise $20 billion in mortgage-backed securities (versus the original $40 billion per month) and $25 billion in longer-term Treasury securities (versus $45 billion). Following its April 2014 meeting, the Fed reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions, saying that it would likely maintain the current target range for the fed funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Fed’s 2% longer-run goal.

In the first quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), contracted at an annualized rate of 1.0%, the first drop in economic output since the first quarter of 2011. While consumer spending, the main driver of the U.S. economy, made a strong showing, expansion during this period was restrained primarily by slower-than-expected inventory growth, compounded by severe winter weather conditions. The Consumer Price Index (CPI) rose 2.0% year-over-year as of April 2014, while the core CPI (which excludes food and energy) increased 1.8% during the same period, staying within the Fed’s unofficial longer-term objective of 2.0% or lower for this inflation measure. As of April 2014, the national unemployment rate was 6.3%, the lowest reading since September 2008, down from the 7.5% reported in April 2013, but still higher than levels that would provide consistent support for optimal GDP growth. The housing market continued to post gains, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 12.4% for the twelve months ended March 2014 (most recent data available at the time this report was prepared). This brought the average U.S. home price back to mid-2004 levels, although prices continued to be down approximately 20% from their mid-2006 peak.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

As this reporting period began, continued political debate over federal spending clouded the outlook for the U.S. economy, as lack of resolution on spending cuts triggered sequestration (a program of automatic cuts affecting federal programs) and Congress failed to reach agreement on the federal budget for fiscal 2014. On October 1, 2013, the start date for Fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law, funding the government at sequestration levels and suspending the debt limit until early 2014. Consensus on a $1.1 trillion federal spending bill was finally reached in January 2014 and in February 2014, members of Congress agreed to suspend the $16.7 trillion debt ceiling until March 2015.

In June 2013, then-Fed Chairman Ben Bernanke’s remarks about potentially tapering the Fed’s asset purchase program touched off widespread uncertainty about the next step for the Fed’s quantitative easing program and its impact on the economy and financial markets. This led to increased market volatility, which was compounded by headline credit stories involving Detroit’s bankruptcy filing in July 2013, the largest municipal bankruptcy in history and the disappointing news that continued to come out of Puerto Rico, where a struggling economy and years of deficit spending and borrowing resulted in multiple downgrades on the commonwealth’s bonds. In this unsettled environment, the Treasury market traded off, the municipal market followed suit and spreads widened as investor concern grew, which prompted increased selling by bondholders across the fixed income markets.

During the second half of this reporting period, municipal bonds generally rebounded, as the Fed remained accommodative, the Treasury market rallied and municipal credit fundamentals continued to improve. Higher yields and the prospect of higher taxes sparked increased demand and improved flows into municipal bond funds, while supply continued to drop. This supply/demand dynamic served as a key driver of municipal market performance. While yields retraced some of their 2013 gains during the first four months of 2014, municipal bonds generally produced positive total returns for the reporting period as a whole, except at the longest end of the maturity spectrum. Fundamentals on municipal bonds remained strong, as state governments made good progress in dealing with budget issues. Due to strong growth in personal tax and sales tax collections, year-over-year totals for state tax revenues have increased for 16 consecutive quarters, while on the expense side, the states made headway in cutting and controlling costs, with more than 40 states implementing some type of pension reform. The current level of municipal issuance reflects the more conservative approach to state budgeting as well as decreased refunding activity as municipal market yields rose. Over the twelve months ended April 30, 2014, municipal bond issuance nationwide totaled $299.6 billion, down 21% from the issuance for the twelve-month period ended April 30, 2013.

How did the Funds perform during the twelve-month reporting period ended April 30, 2014?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for its Class A Shares at net asset value (NAV) for the applicable one-year, five-year, ten-year and since-inception periods ending April 30, 2014. Each Fund’s Class A Share returns are compared with the performance of a corresponding market index and Lipper classification average.

Nuveen High Yield Municipal Bond Fund

During the twelve months ending April 30, 2014, the Nuveen High Yield Municipal Bond Fund’s Class A Shares at NAV outperformed the S&P Municipal Yield Index and the Lipper High Yield Municipal Debt Funds Classification Average.

One significant factor behind the Fund’s relative outperformance was our willingness to adhere to our overall management approach throughout the reporting period, despite large ups and downs in the market. Given the consensus market view for higher interest rates in 2014, it would have been tempting in the second half of 2013 to sell long duration bonds amid the market’s sharp downturn. However, we continued to find value in the marketplace and avoided this temptation to overreact during conditions we believed were temporary. Trusting in our credit research process, we continued to own bonds we believed were fundamentally sound and offered good long-term prospects and we took advantage of opportunities to acquire new bonds that, despite recent underperformance, were consistent with our strategy.

6	Nuveen Investments

By maintaining this long-range view, the Fund was well positioned to benefit in the final four months of the reporting period, when the market bounced back, interest rates unexpectedly dropped and investor concerns about credit quality lessened. The Fund ultimately outperformed the benchmark for the full reporting period.

Despite the market’s late-period rally, interest rates finished higher over the twelve-month reporting period, while credit spreads were wider (meaning that investors demanded higher yields in exchange for taking on credit risk). Neither situation was necessarily favorable for the Fund, given that our investment process regularly emphasizes longer duration, lower rated securities. Nevertheless, through favorable sector and security selection, we were able to build momentum. We added value relative to the benchmark by maintaining extremely limited exposure to bonds of Puerto Rico, whose well-publicized credit challenges worsened in the reporting period’s early months. At the beginning of the reporting period, the Fund’s Puerto Rico allocation was less than 0.5% of the portfolio’s net assets and by July 2013, we were completely out of the territory’s securities.

The Fund also benefited from substantial overweightings in land-backed community development districts (CDD) and corporate-backed industrial development revenue (IDR) bonds, which together represented a large portion of the portfolio’s net assets at period end. Both are longtime areas of emphasis for this Fund, as we have been able to apply our credit research capabilities to finding securities we believe offer a particularly good risk/reward tradeoff for shareholders.

Among CDD bonds, the Fund was helped by a relatively large position in debt issued for the Tolomato Community Development District, a real estate project outside Jacksonville, Florida whose bonds continued to recover. Other contributors in the CDD sector included Harbor Point (Connecticut) Infrastructure Improvement District bonds; Arista (Colorado) Metropolitan District bonds; and Temecula (California) special taxing district bonds. Among IDR holdings, the Fund benefited from our position in bonds issued for American Airlines, whose debt performed very well as the company’s merger with US Airways, completed in December 2013, gave investors more confidence in the issuer’s credit quality. Also contributing to relative performance were Ascension Parish (Louisiana) industrial development bonds for the Impala warehouse and Pennsylvania Economic Development Finance Authority solid waste bonds for USG Corporation.

The Fund also continued to maintain a forward interest rate swap that is used to reduce the duration of its portfolio. Since interest rates increased during the reporting period, the swap had a positive impact on performance. The Fund also used a credit default swap to manage credit risk. Using a credit default swap, the Fund purchased credit protection, which had a positive impact on performance.

Impact of Nuveen High Yield Municipal Bond Fund’s Leveraging Strategy on Performance

One important factor impacting the returns of the Nuveen High Yield Municipal Bond Fund relative to its comparative benchmarks was the Fund’s use of leverage through its investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total returns, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long term bonds that it has bought with the proceeds of that leverage. However, use of leverage also exposes the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s NAV more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease unlike unlevered funds, when short-term interest rates increase and increase when short-term interest rates decrease, and leverage would serve to reduce the Fund’s income if short-term interest rates were to rise such that they exceed the net income earned on the bonds purchased with the proceeds of leverage. The Fund’s use of leverage through inverse floating rate securities made a slightly negative contribution to the performance of the Fund over this reporting period, largely because the decline in value of the portfolio of long-term bonds purchased through the use of this leverage was greater than the income benefit of leverage, i.e., the amount by which the income earned on that portfolio of long-term bonds, net of fund expenses, exceeded the interest expense of the leveraging instruments.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

Nuveen Short Duration High Yield Municipal Bond Fund

During the twelve months ending April 30, 2014, the Nuveen Short Duration High Yield Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Short-Intermediate Index. However, the Fund significantly outpaced the Lipper High Yield Municipal Debt Funds Classification Average. Note that the S&P Index does not include high yield bonds, which generally underperformed higher grade issues during the reporting period, while the Lipper average includes bonds across the entire yield curve, unlike the Fund, which focuses on short duration investments.

The Fund’s duration was somewhat longer than the benchmark, meaning the portfolio was more sensitive to changes in interest rates. Effective yield curve positioning, however, helped make up for what would otherwise have been a negative impact. Specifically, we were underweighted in ultra-short bonds while maintaining heightened exposure to intermediate-maturity bonds. Because of the abnormal steepness of the yield curve, meaning intermediate-dated issues provided significantly higher yields than their shorter dated counterparts, the portfolio was well positioned to benefit.

Meanwhile, the Fund was helped by favorable sector allocation, with an overweighting in several outperforming categories, which included health care, dedicated tax and corporate-backed industrial development revenue bonds, as did our underweighting in the lagging state general obligation debt sector.

On balance, our credit quality exposure provided a neutral impact on relative performance. On the positive side, the Fund was overweight in below investment grade and non-rated bonds, both of which outperformed the benchmark. Offsetting that positive impact, however, was the Fund’s overweighting in BBB-rated debt, the lowest credit tier of the investment grade bond universe, which did not keep pace with the benchmark.

Another positive performance factor was the Fund’s relatively limited exposure to bonds of Puerto Rico, which garnered headlines because of investors’ concerns about the island’s credit quality. We began the period with a 3.9% allocation to Puerto Rico debt, emphasizing short-duration, insured credits for their enhanced quality. However, this allocation quickly dropped, as the Fund grew throughout the twelve month reporting period and we refrained from buying additional Puerto Rico debt. At the end of the reporting period, the Fund’s allocation to Puerto Rico bonds was less than 0.4% of net assets. Bonds issued by Detroit, the other major credit story of the reporting period, did not have a material impact on the Fund’s results.

Of a final note, the Fund invested in forward interest rate swap contracts to reduce the duration of its portfolio. Because interest rates decreased slightly from the time the interest rate swaps were implemented to the end of the period, the swaps had a mildly negative impact on performance.

What strategies were used to manage the Funds during the twelve-month reporting period ended April 30, 2014?

Each Fund continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management. Our municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen Asset Management’s experienced research team. Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen High Yield Municipal Bond Fund

Throughout the second half of 2013, we expected market conditions to eventually rebound. Accordingly, we wanted to position the Fund for a more normal and constructive municipal bond environment in 2014. During the first four months of 2014, we were encouraged that market conditions significantly improved, and that our willingness to stick to our approach through good times and bad was rewarded.

Like most other high yield municipal bond funds, the Nuveen High Yield Municipal Bond Fund faced investment outflows during a challenging market environment. Accordingly, for a good portion of the past year, we were focused on determining which securities made the most sense to sell in order to generate the liquidity we needed. In an environment of outflows, choosing which securities to sell can be just as important to long-term results as determining which ones to buy. This is because as a fund gets smaller, one’s

8	Nuveen Investments

holdings in the remaining bonds go up on a percentage basis and become a bigger driver of future performance. Thus, when determining which securities to sell, we were mindful of those that had already done relatively well and appeared to offer limited upside potential. This included a number of bonds with near-term call dates and prices close to their par value. We also sold some of the Fund’s tobacco bond holdings. Because these bonds tend to have a high trading volume, we obtained what we believed were favorable prices. Moreover, we were confident we would be able to reacquire the holdings in the future, if needed.

Opportunities for new purchases included CDD and IDR bonds, which remained our largest and second-largest sector weightings, respectively, throughout the reporting period. We also added charter school bonds whose credit quality and total return potential fulfilled our requirements.

Nuveen Short Duration High Yield Municipal Bond Fund

In seeking high current income exempt from regular federal income taxes, the Fund invests in predominantly lower rated municipal bonds while maintaining a weighted average effective portfolio duration of less than 4.5 years. When appropriate, the Fund may also use leverage in an opportunistic manner, through the use of inverse floating rate securities. However, the use of leverage will naturally be limited because of the Fund’s prospectus limit on duration.

By design, the duration of the Fund is controlled to limit the impact of interest rate movements on performance, making this a potential option for investors who wish to add exposure to high yield municipal bonds to their portfolios, while limiting their interest rate risk compared to a longer term fund.

The Fund was fortunate to be receiving investment inflows at a time in the marketplace when outflows were more typical for longer duration products. In fact, this was a very good time to have new money to invest, because many other funds were generating liquidity by selling high yielding bonds at what we believed were attractive prices and elevated credit spreads. This gave us multiple opportunities to be selective about our purchases, and we ultimately invested in those suitable bonds we deemed sufficiently creditworthy and appeared to offer a favorable risk/reward tradeoff.

As the Fund grew throughout the past year, our focus remained on our investing discipline to build a diversified portfolio of below investment grade and non-rated bonds, coupled with some BBB-rated bonds and, to a lesser extent, AA-rated and A-rated credits to help enhance the most liquid portion of the market. We built overweightings in land-secured, health care, industrial development revenue and charter school bonds, all categories to which Nuveen devotes substantial research resources. We also invested in certain utility and tobacco bonds that met our investment criteria. Throughout the reporting period, we allowed the portfolio to operate in the upper part of its duration range. As the high yield municipal bond market rallied in the first four months of 2014, we sought to reduce interest-rate risk and allowed duration to drift downward. At period end, the Fund’s duration was comfortably below its maximum of 4.5 years.

An Update Involving Detroit and Puerto Rico

Shareholders also should be aware of two events in the broader municipal bond market that continued to have an impact on the Funds’ holdings and performance: the City of Detroit’s ongoing bankruptcy proceedings and the downgrade of ratings on Puerto Rico general obligation (GO) bonds and related debt to below investment grade. Burdened by decades of population loss, changes in the auto manufacturing industry and significant tax base deterioration, the City of Detroit filed for Chapter 9 in federal bankruptcy court in July 2013. Given the complexity of its debt portfolio, number of creditors, numerous union contracts and significant legal questions that must be addressed, Detroit’s bankruptcy filing is expected to be a lengthy one. In April 2014, Detroit announced that it had reached agreements with bond insurance companies over the treatment of voter-approved GO bonds and with one of its retired worker groups over pension and health care benefits.

In Puerto Rico, the commonwealth’s continued economic weakening, escalating debt service obligations and long-standing inability to deliver a balanced budget led to several downgrades on its debt. Following the most recent round of rating reductions in February 2014, Moody’s, S&P and Fitch rated Puerto Rico GO debt at Ba2/BB+/BB, respectively, with negative outlooks. Ratings on sales tax bonds issued by the Puerto Rico Sales Tax Financing Corporation (COFINA) also have been lowered, with senior sales tax revenue bonds rated Baa1/AA-/AA- and subordinate sales tax revenue bonds rated Baa2/A+/A+ by Moody’s, S&P and Fitch, respectively, as of April 2014. The COFINA bonds were able to maintain a higher credit rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support Puerto Rico’s GO bonds. For the reporting period ended April 30, 2014, Puerto Rico paper underperformed the municipal market as a whole.

Nuveen Investments	9

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen High Yield Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due.

The Fund concentrates in non-investment-grade and unrated bonds with long maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund oftentimes engages in a significant amount of portfolio leverage and in doing so, assumes a high level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share net asset value (NAV), market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Nuveen Short Duration High Yield Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due.

The Fund concentrates in non-investment-grade and unrated bonds with shorter maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund may engage in a moderate amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Dividend Information

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s NAV. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of April 30, 2014, all the Funds in this report had positive UNII balances for tax and financial reporting purposes.

10	Nuveen Investments

Fund Performance, Expense Ratios

and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Nuveen Investments	11

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen High Yield Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within.

Fund Performance

Average Annual Total Returns as of April 30, 2014

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.56%	12.58%	4.07%
Class A Shares at maximum Offering Price	(3.64)%	11.61%	3.63%
S&P Municipal Yield Index*	(0.66)%	10.31%	N/A
Lipper High Yield Municipal Debt Funds Classification Average*	(1.52)%	9.12%	4.16%

Class B Shares w/o CDSC	(0.22)%	11.72%	3.46%
Class B Shares w/CDSC	(4.00)%	11.60%	3.46%
Class C2 Shares	(0.01)%	11.95%	3.50%
Class I Shares	0.75%	12.79%	4.27%

Cumulative
Since Inception**
Class C Shares	4.45%

Average Annual Total Returns as of March 31, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.19%	13.38%	3.76%
Class A Shares at maximum Offering Price	(4.04)%	12.42%	3.31%
Class B Shares w/o CDSC	(0.60)%	12.54%	3.14%
Class B Shares w/CDSC	(4.36)%	12.42%	3.14%
Class C2 Shares	(0.39)%	12.77%	3.19%
Class I Shares	0.38%	13.59%	3.95%

Cumulative
Since Inception**
Class C Shares	2.67%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

12	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class B	Class C	Class C2	Class I
Expense Ratios	0.85%	1.60%	1.65%	1.40%	0.65%

Effective Leverage Ratio as of April 30, 2014

Effective Leverage Ratio	18.04%

Growth of an Assumed $10,000 Investment as of April 30, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	Since inception returns for Class C Shares are from 2/10/14.

***	The inception date of the Index is 12/31/04. Performance prior to that date is that of the S&P Municipal Bond High Yield Index.

Nuveen Investments	13

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Short Duration High Yield Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within.

Fund Performance

Average Annual Total Returns as of April 30, 2014

	Average Annual
	1-Year	Since Inception**
Class A Shares at NAV	1.06%	2.24%
Class A Shares at maximum Offering Price	(1.47)%	0.18%
S&P Municipal Bond Short-Intermediate Index*	1.14%	1.56%
Lipper High Yield Municipal Debt Funds Classification Average*	(1.52)%	(0.26)%

Class C2 Shares	0.50%	1.71%
Class I Shares	1.24%	2.42%

Cumulative
Since Inception***
Class C Shares	2.35%

Average Annual Total Returns as of March 31, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception**
Class A Shares at NAV	1.01%	1.44%
Class A Shares at maximum Offering Price	(1.52)%	(0.75)%
Class C2 Shares	0.45%	0.92%
Class I Shares	1.19%	1.61%

Cumulative
Since Inception***
Class C Shares	1.30%

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

14	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Gross Expense Ratios	1.17%	1.97%	1.72%	0.97%
Net Expense Ratios	0.82%	1.62%	1.37%	0.62%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through April 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.65% of the average daily net assets of any class of Fund shares. The expense limitation expiring April 30, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Effective Leverage Ratio as of April 30, 2014

Effective Leverage Ratio	0.56%

Growth of an Assumed $10,000 Investment as of April 30, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	Since inception returns for Class A, Class C2 and Class I Shares, and the index and Lipper average, are from 2/01/13.

***	Since inception returns for Class C Shares are from 2/10/14.

Nuveen Investments	15

Yields as of April 30, 2014

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen High Yield Municipal Bond Fund

	Share Class
	Class A1	Class B	Class C	Class C2	Class I
Dividend Yield	5.63%	5.15%	5.11%	5.33%	6.05%
SEC 30-Day Yield	5.22%	4.70%	4.64%	4.90%	5.65%
Taxable-Equivalent Yield[2]	7.25%	6.53%	6.44%	6.81%	7.85%

Nuveen Short Duration High Yield Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.37%	2.67%	2.91%	3.64%
SEC 30-Day Yield	3.62%	2.86%	3.18%	3.92%
Taxable-Equivalent Yield[2]	5.03%	3.97%	4.42%	5.44%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28.0%.

16	Nuveen Investments

Holding

Summaries April 30, 2014

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this section.

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen High Yield Municipal Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	95.3%
Common Stocks	2.9%
Corporate Bonds	0.0%
Floating Rate Obligations	(2.0)%
Other Assets Less Liabilities	3.8%

Bond Credit Quality1

(% of total investment exposure)

AAA/U.S. Guaranteed	1.4%
AA	20.7%
A	10.4%
BBB	10.1%
BB or Lower	20.6%
N/R (not rated)	34.3%
N/A (not applicable)	2.5%

Portfolio Composition1

(% of total Investments)

Tax Obligation/Limited	25.2%
Health Care	12.5%
Education and Civic Organizations	12.1%
Industrials	10.2%
Transportation	9.9%
Long-Term Care	6.8%
Consumer Staples	5.4%
Consumer Discretionary	5.3%
Other Industries	12.6%

States/U.S. Territories

(% of total municipal bonds)

California	17.9%
Florida	12.9%
Illinois	7.8%
Colorado	7.3%
Texas	5.6%
Arizona	4.0%
Ohio	3.7%
Pennsylvania	3.2%
Michigan	2.7%
New York	2.7%
Iowa	2.6%
Indiana	2.6%
New Jersey	2.2%
Connecticut	1.9%
Georgia	1.6%
Wisconsin	1.6%
Other States	19.7%

1	Excluding investments in derivatives.

Nuveen Investments	17

Holding Summaries April 30, 2014 (continued)

Nuveen Short Duration High Yield Municipal Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	100.1%
Common Stocks	0.0%
Short-Term Investments	0.2%
Other Assets Less Liabilities	(0.3)%

Bond Credit Quality1

(% of total investment exposure)

AAA/U.S. Guaranteed	0.2%
AA	6.5%
A	7.9%
BBB	22.2%
BB or Lower	32.5%
N/R (not rated)	30.7%
N/A (not applicable)	0.0%

Portfolio Composition1

(% of total investments)

Tax Obligation/Limited	19.5%
Health Care	14.9%
Long-Term Care	9.9%
Transportation	9.7%
Utilities	9.2%
Consumer Staples	8.1%
Education and Civic Organizations	7.8%
Industrials	5.0%
Consumer Discretionary	4.9%
Other Industries	11.0%

States/U.S. Territories

(% of total municipal bonds)

Florida	13.0%
California	10.9%
Pennsylvania	7.9%
Texas	7.8%
Ohio	6.2%
New Jersey	6.2%
New York	4.7%
Illinois	4.7%
Alabama	3.4%
Iowa	2.7%
Colorado	2.5%
Guam	2.2%
Wisconsin	2.0%
Nevada	1.8%
Michigan	1.8%
Arizona	1.8%
Utah	1.7%
Other States	18.7%

1	Excluding Investments in derivatives.

18	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Class C Shares reflect only the first 79 days of the Class’s operations, they may not provide a meaningful understanding of the Class’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen High Yield Municipal Bond Fund

	Actual Performance					Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	C2 Shares	I Shares	A Shares	B Shares	C Shares	C2 Shares	I Shares
Beginning Account Value (11/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/14)	$1,091.40	$1,086.70	$1,044.50	$1,087.70	$1,092.40	$1,020.63	$1,016.91	$1,007.19	$1,017.90	$1,021.62
Expenses Incurred During Period	$4.36	$8.23	$3.72	$7.20	$3.32	$4.21	$7.95	$3.65	$6.95	$3.21

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .84%, 1.59%, 1.39% and .64% for Classes A, B, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class C, expenses are equal to the Fund’s annualized net expense ratio of 1.68%, multiplied by the average account value over the period, multiplied by 79/365 (to reflect 79 days in the period since class commencement of operations).

Nuveen Investments	19

Expense Examples (continued)

Nuveen Short Duration High Yield Municipal Bond Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	C2 Shares	I Shares	A Shares	C Shares	C2 Shares	I Shares
Beginning Account Value (11/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/14)	$1,047.10	$1,023.50	$1,044.20	$1,046.90	$1,020.73	$1,016.31	$1,018.00	$1,021.72
Expenses Incurred During Period	$4.16	$3.74	$6.94	$3.15	$4.11	$3.73	$6.85	$3.11

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .82%, 1.37% and .62% for Classes A, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class C, expenses are equal to the Fund’s annualized net expense ratio of 1.71%, multiplied by 79/365 (to reflect 79 days in the period since class commencement of operations).

20	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Municipal Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen High Yield Municipal Bond Fund and Nuveen Short Duration High Yield Municipal Bond Fund (each a series of the Nuveen Municipal Trust, hereafter referred to as the “Funds”) at April 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

June 25, 2014

Nuveen Investments	21

Nuveen High Yield Municipal Bond Fund

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.2%

	MUNICIPAL BONDS – 95.3%

	National – 0.1%

$5,000	MuniMae Tax-Exempt Bond Subsidiary Redeemable Preferred Shares, Multifamily Housing Pool, Series 2005A-4, 5.125%, 6/30/50 (Mandatory put 9/30/15) (Alternative Minimum Tax)	No Opt. Call	Ba1	$4,937,750

3,000	MuniMae Tax-Exempt Bond Subsidiary Redeemable Preferred Shares, Multifamily Housing Pool, Series 2004A-2, 4.900%, 7/31/49 (Mandatory put 9/30/14) (Alternative Minimum Tax)	9/14 at 100.00	Ba1	2,970,090
8,000	Total National			7,907,840

	Alabama – 1.2%

16,000	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Green Mountain Management LLC Project, Series 2010, 8.750%, 8/01/30 (4)	8/20 at 100.00	N/R	14,856,960

10,000	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1993, 6.450%, 12/01/23 (Alternative Minimum Tax)	7/14 at 100.00	B3	10,028,600

3,865	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1994, 6.450%, 12/01/23 (Alternative Minimum Tax)	7/14 at 100.00	B3	3,876,054

14,775	Bessemer, Alabama, General Obligation Warrants, Series 2007, 6.500%, 2/01/37 (Pre-refunded 2/01/17)	2/17 at 101.00	N/R (6)	16,606,952

	Jefferson County Public Building Authority, Alabama, Lease Revenue Warrants, Series 2006:
3,425	5.125%, 4/01/17 – AMBAC Insured	4/16 at 100.00	B1	3,356,842
1,900	5.125%, 4/01/19 – AMBAC Insured	4/16 at 100.00	B1	1,817,141
140	5.125%, 4/01/20 – AMBAC Insured	4/16 at 100.00	B1	132,199
2,540	5.125%, 4/01/21 – AMBAC Insured	4/16 at 100.00	B1	2,365,781
2,525	5.000%, 4/01/26 – AMBAC Insured	4/16 at 100.00	B1	2,211,143

	Jefferson County, Alabama, General Obligation Warrants, Series 2004A:
655	5.000%, 4/01/21 – NPFG Insured	10/14 at 100.00	AA–	655,124
1,500	5.000%, 4/01/22 – NPFG Insured	10/14 at 100.00	AA–	1,500,105
1,000	5.000%, 4/01/23 – NPFG Insured	10/14 at 100.00	AA–	999,950
7,990	5.000%, 4/01/24 – NPFG Insured	4/15 at 100.00	AA–	7,891,400

6,805	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013C, 0.000%, 10/01/46 – AGM Insured	10/23 at 105.00	AA	4,079,323

	Jefferson County, Alabama, Sewer Revenue Warrants, Subordinate Lien Series 2013D:
25,600	6.000%, 10/01/42	10/23 at 105.00	BBB–	27,137,024
5,000	6.500%, 10/01/53	10/23 at 105.00	BBB–	5,394,500
103,720	Total Alabama			102,909,098

	Arizona – 3.8%

4,250	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 3256, 19.692%, 7/01/27 (IF) (5)	1/18 at 100.00	AA–	5,492,360

1,750	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 4695, 19.063%, 1/01/31 (IF) (5)	1/18 at 100.00	AA–	2,214,030

2,025	Arizona Health Facilities Authority, Hospital Revenue Bonds, Phoenix Children’s Hospital, Series 2013D, 5.000%, 2/01/43	2/23 at 100.00	BBB+	2,082,672

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$16,170	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/42	2/22 at 100.00	BBB+	$16,597,211

	Downtown Phoenix Hotel Corporation, Arizona, Senior Revenue Bonds, Series 2005A:
4,050	5.250%, 7/01/26 – FGIC Insured	1/16 at 100.00	BB+	4,084,101
39,260	5.000%, 7/01/36 – FGIC Insured	1/16 at 100.00	BB+	38,484,218
13,660	5.000%, 7/01/40 – FGIC Insured	1/16 at 100.00	BB+	13,069,476

513	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/14 at 100.00	N/R	514,149

3,250	Florence Town Inc., Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional School Project – Queen Creek and Casa Grande Campuses, Series 2013, 6.000%, 7/01/43	7/23 at 100.00	BB	3,145,480

6,720	Maricopa County Industrial Development Authority, Arizona, Senior Living Facility Revenue Bonds, Christian Care Mesa II Inc., Series 2004A, 6.625%, 1/01/34 (Alternative Minimum Tax)	7/14 at 100.00	CC	6,730,483

420	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/25	7/16 at 100.00	N/R	418,761

500	Phoenix Industrial Development Authority, Arizona, Airport Facilities Refunding Bonds, America West Airlines, Inc. Project, Series 1998, 6.300%, 4/01/23 (Alternative Minimum Tax)	10/14 at 100.00	B3	501,095

13,165	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, fbo Brighter Choice Foundation Charter Middle Schools Project, Albany, New York, Series 2012, 7.500%, 7/01/42	7/22 at 100.00	BB–	13,255,047

	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Project, Series 2014A:
3,000	6.500%, 7/01/34 (WI/DD, Settling 5/01/14)	7/24 at 100.00	N/R	2,973,060
5,500	6.750%, 7/01/44 (WI/DD, Settling 5/01/14)	7/24 at 100.00	N/R	5,488,725

5,365	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona School for the Arts, Series 2011A, 7.750%, 7/01/41	7/21 at 100.00	N/R	5,638,830

	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Painted Rock Academy Charter School Project, Series 2012A:
2,410	7.250%, 7/01/32	7/20 at 100.00	N/R	2,352,714
3,725	7.500%, 7/01/42	7/20 at 100.00	N/R	3,651,767

	Phoenix Industrial Development Authority, Arizona, Educational Revenue Bonds, Keystone Montessori School, Series 2004A:
790	7.250%, 11/01/23	11/16 at 100.00	N/R	805,666
1,710	7.500%, 11/01/33	11/16 at 100.00	N/R	1,742,422

5,000	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42 (UB) (5)	6/22 at 100.00	A+	5,169,400

	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Tender Option Bond Trust 1086:
2,080	18.227%, 6/01/34 (IF) (5)	6/22 at 100.00	A+	2,488,845
1,500	17.279%, 6/01/42 (IF) (5)	6/22 at 100.00	A+	1,703,280
375	17.279%, 6/01/42 (IF) (5)	6/22 at 100.00	A+	425,820
1,265	17.279%, 6/01/42 (IF) (5)	6/22 at 100.00	A+	1,436,433
975	17.257%, 6/01/42 (IF) (5)	6/22 at 100.00	A+	1,106,957
775	17.252%, 6/01/42 (IF) (5)	6/22 at 100.00	A+	879,858

5,060	Phoenix Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Christian Care Manor I and Christian Care Manor II, Inc. Project, Series 2005A, 5.500%, 7/01/35	7/15 at 100.00	Baa2	5,107,463

Nuveen Investments	23

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$3,760	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Cambridge Academy-East, Inc. Project, Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BB–	$3,743,569

550	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.125%, 12/15/34	12/14 at 100.00	BBB–	550,671

	Pima County Industrial Development Authority, Arizona, Choice Education and Development Charter School Revenue Bonds, Series 2006:
145	6.000%, 6/01/16	No Opt. Call	N/R	147,874
1,465	6.250%, 6/01/26	6/16 at 100.00	N/R	1,440,564
4,225	6.375%, 6/01/36	6/16 at 100.00	N/R	4,117,389

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, LEAD Charter School Project, Series 2014:
1,860	6.750%, 3/01/34	3/24 at 100.00	N/R	1,894,615
4,990	8.750%, 3/01/44	3/24 at 100.00	N/R	5,074,531

8,790	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2014A , 9.000%, 2/01/44	2/24 at 100.00	N/R	8,936,266

8,095	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39	7/19 at 100.00	N/R	8,951,775

2,250	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, American Charter School Foundation, Series 2007A, 5.625%, 7/01/38	7/17 at 100.00	BB	1,964,588

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012:
4,275	7.375%, 1/01/32	1/22 at 100.00	B	4,157,438
6,695	7.500%, 1/01/42	1/22 at 100.00	B	6,423,585

4,000	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Horizon Community Learning Center Project, Series 2000, 5.250%, 6/01/35	6/14 at 100.00	BBB	3,890,480

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010:
1,195	6.000%, 6/01/40	6/19 at 100.00	BB+	1,179,417
2,250	6.100%, 6/01/45	6/19 at 100.00	BB+	2,215,958

	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006:
250	5.875%, 6/01/22	6/16 at 100.00	BB+	253,208
1,475	6.000%, 6/01/36	6/16 at 100.00	BB+	1,474,912

2,815	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	Baa3	2,920,478

3,165	Pima County Industrial Development Authority, Arizona, Lease Revenue Bonds, on behalf of Clark County, Nevada, Detention Facility Project, Tender Option Bond Trust 2835, 14.989%, 3/01/16 (IF) (5)	No Opt. Call	Aa2	3,759,450

2,500	Pronghorn Ranch Community Facilities District, Prescott Valley, Arizona, General Obligation Bonds, Series 2004, 6.400%, 7/15/29 (Pre-refunded 7/15/14)	7/14 at 100.00	N/R (6)	2,531,825

	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008:
1,650	6.625%, 12/01/17	No Opt. Call	B–	1,657,524
14,060	7.000%, 12/01/27	12/17 at 102.00	B–	13,148,771

19,225	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development Bonds, Series 2012A, 9.750%, 5/01/25	5/22 at 100.00	B	21,700,411

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
$60	5.250%, 12/01/22	No Opt. Call	A–	$68,781
80	5.250%, 12/01/28	No Opt. Call	A–	91,925
26,530	5.500%, 12/01/37	No Opt. Call	BBB	28,767,538

4,425	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.900%, 4/01/32	4/17 at 100.00	A–	4,469,162

	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
1,100	6.250%, 12/01/42	12/21 at 100.00	N/R	1,135,409
3,200	6.250%, 12/01/46	12/21 at 100.00	N/R	3,296,608

	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2004A:
1,620	5.850%, 9/01/24	9/14 at 100.00	BB+	1,621,701
1,035	6.125%, 9/01/34	9/14 at 100.00	BB+	1,035,362

	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005:
1,440	5.400%, 7/01/15	No Opt. Call	N/R	1,473,768
700	5.500%, 7/01/16	No Opt. Call	N/R	727,258
8,435	5.750%, 7/01/22	7/16 at 100.00	N/R	8,639,633
11,486	6.000%, 7/01/30	7/16 at 100.00	N/R	11,627,852

2,340	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center Charter Schools, Series 2012, 5.125%, 3/01/42	No Opt. Call	BB+	2,030,395

	Yavapai County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2011:
3,430	7.625%, 3/01/31	3/21 at 100.00	BB+	3,745,937
1,830	7.875%, 3/01/42	3/21 at 100.00	BB+	2,015,855

1,340	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	1,186,369
313,999	Total Arizona			321,629,175

	California – 17.1%

	Anaheim Public Financing Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C:
855	0.000%, 9/01/29 – AGM Insured	No Opt. Call	AA	407,561
10,500	0.000%, 9/01/34 – AGM Insured	No Opt. Call	AA	3,588,375
4,310	0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	1,365,624

3,415	Antioch Unified School District, Contra Costa County, California, General Obligation Bonds, Tender Option Bond Trust 1188, 17.529%, 8/01/47 (IF) (5)	8/23 at 100.00	A+	4,010,849

255	Azusa Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged West End Development, Series 2007B, 5.300%, 8/01/36	8/17 at 100.00	N/R	232,165

	Azusa, California, Special Tax Bonds, Community Facilities District 2005-1 Rosedale Improvement Area 1, Series 2007:
3,150	5.000%, 9/01/27	9/17 at 100.00	N/R	3,241,665
7,590	5.000%, 9/01/37	9/17 at 100.00	N/R	7,687,076

Nuveen Investments	25

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Bakersfield City School District, Kern County, California, General Obligation Bonds, Series 2012C:
$1,700	0.000%, 5/01/42	5/40 at 100.00	Aa2	$695,368
11,860	0.000%, 5/01/47	5/40 at 100.00	Aa2	4,804,249

	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985:
1,085	17.582%, 4/01/31 (Pre-refunded 4/01/17) (IF)	4/18 at 100.00	AA (6)	1,630,896
1,250	19.630%, 4/01/43 (IF)	4/18 at 100.00	AA	1,661,700
1,000	18.138%, 4/01/47 (IF)	4/18 at 100.00	AA	1,242,960
1,250	17.829%, 4/01/47 (IF)	4/18 at 100.00	AA	1,553,700

1,035	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 17A, Series 2013B, 5.000%, 9/01/34	9/23 at 100.00	N/R	1,085,839

1,050	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19C, Series 2008A, 6.875%, 9/01/36	9/16 at 100.00	N/R	1,108,412

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 20 Series 2012B, 5.950%, 9/01/35	9/22 at 100.00	N/R	1,027,660

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 8C, Series 2007E, 6.250%, 9/01/38	9/14 at 100.00	N/R	1,002,650

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2004D:
1,455	5.500%, 9/01/24	9/14 at 102.00	N/R	1,491,797
1,875	5.800%, 9/01/35	9/14 at 102.00	N/R	1,915,200

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005A:
830	5.600%, 9/01/25	9/15 at 102.00	N/R	861,440
2,315	5.650%, 9/01/30	9/15 at 102.00	N/R	2,388,987

1,390	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005B, 5.400%, 9/01/35	9/15 at 102.00	N/R	1,414,895

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005C:
855	5.500%, 9/01/29	9/14 at 102.00	N/R	873,160
2,065	5.500%, 9/01/35	9/14 at 102.00	N/R	2,095,748

2,250	Blythe Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Series 2011, 9.750%, 5/01/38	5/21 at 100.00	N/R	2,592,428

4,065	Brea Redevelopment Agency, Orange County, California, Tax Allocation Bonds, Project Area AB, Series 2003, 0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	AA–	1,928,192

5,930	Brentwood Infrastructure Financing Authority, Contra Costa County, California, CIFP 2006-1 Infrastructure Revenue Bonds, Series 2006, 5.200%, 9/02/36	9/14 at 100.00	N/R	5,995,349

10,000	California Enterprise Development Authority, Recovery Zone Facility Revenue Bonds, SunPower Corporation – Headquarters Project, Series 2010, 8.500%, 4/01/31	4/21 at 100.00	N/R	10,962,598

1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Merced County Tobacco Funding Corporation, Series 2005A, 5.125%, 6/01/38	6/15 at 100.00	BB–	807,350

7,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.250%, 6/01/45	6/15 at 100.00	B–	5,532,520

7,025	California Health Facilities Financing Authority, Hospital Revenue Bonds, Adventist Health System West, Tender Option Bonds Trust 4699, 19.485%, 9/01/28 – NPFG Insured (IF) (5)	9/18 at 100.00	N/R	9,121,049

	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Tender Option Bond Trust 3267:
2,500	20.225%, 5/15/19 (IF) (5)	No Opt. Call	AA–	3,826,100

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)
$4,000	19.219%, 5/15/31 (IF) (5)	11/21 at 100.00	AA–	$5,757,760
1,500	20.225%, 11/15/40 (IF) (5)	11/21 at 100.00	AA–	2,295,660

605	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Tender Option Bond Trust 1270, 17.257%, 4/01/42 (IF) (5)	4/22 at 100.00	A+	762,409

1,765	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	1,909,836

	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 3294:
2,000	18.183%, 8/15/41 (IF) (5)	8/22 at 100.00	AA–	2,573,920
2,385	18.178%, 8/15/41 (IF) (5)	8/22 at 100.00	AA–	3,069,185

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 11952:
2,500	22.208%, 8/15/18 (IF)	No Opt. Call	AA–	4,361,600
2,000	22.208%, 8/15/18 (IF)	No Opt. Call	AA–	3,489,280

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3248:
2,500	22.208%, 8/15/18 (IF) (5)	No Opt. Call	AA–	4,361,600
2,500	22.208%, 8/15/18 (IF) (5)	No Opt. Call	AA–	4,361,600

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3765:
1,870	18.555%, 5/15/15 (IF) (5)	No Opt. Call	AA–	2,146,311
1,250	19.189%, 11/15/39 (IF) (5)	11/16 at 100.00	AA–	1,434,700

4,320	California Housing Finance Agency, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3206, 9.453%, 2/01/24 (Alternative Minimum Tax) (IF)	2/17 at 100.00	A–	4,248,245

19,250	California Municipal Finance Authority, Certificates of Participation, Community Hospitals of Central California Obligated Group, Series 2009, 5.500%, 2/01/39	2/19 at 100.00	Baa1	19,881,015

4,000	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Rocketship 7 – Alma Academy Elementary School, Series 2012A, 6.250%, 6/01/43	12/21 at 101.00	N/R	3,874,880

355	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Rocketship 7 – Alma Academy Elementary School, Taxable Series 2012B, 8.500%, 6/01/16	No Opt. Call	N/R	351,514

	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A:
1,550	5.250%, 8/01/42	No Opt. Call	BB+	1,418,064
675	5.300%, 8/01/47	8/22 at 100.00	BB+	610,976

1,975	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education – Multiple Projects, Series 2014A, 7.000%, 6/01/34	6/22 at 102.00	N/R	2,036,758

920	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education – Multiple Projects, Taxable Series 2014B, 7.250%, 6/01/18	No Opt. Call	N/R	921,950

2,600	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Education Foundation Project, Series 2006A, 5.250%, 6/01/36	6/16 at 100.00	BB–	2,132,286

	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A:
1,000	6.750%, 10/01/28	10/18 at 100.00	N/R	1,011,120
1,000	7.000%, 10/01/39	10/18 at 100.00	N/R	1,013,140

8,735	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010B, 7.250%, 8/15/45	8/20 at 100.00	N/R	9,065,445

5,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	5,232,500

Nuveen Investments	27

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$7,645	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile Country Club, Subordinate Series 2013B, 7.000%, 11/01/48	11/23 at 100.00	N/R	$7,921,902

	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A:
570	6.625%, 1/01/32	1/22 at 100.00	N/R	598,363
530	6.875%, 1/01/42	1/22 at 100.00	N/R	557,120

	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009:
500	8.000%, 11/01/29	11/19 at 100.00	Baa1	593,300
1,040	8.500%, 11/01/39	11/19 at 100.00	AA	1,244,142

	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
12,465	5.000%, 7/01/37 (Alternative Minimum Tax)	No Opt. Call	Baa3	12,538,915
5,000	5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	4,939,600

24,000	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Series 2012, 5.000%, 11/21/45	No Opt. Call	Baa3	24,033,118

1,000	California School Finance Authority, Charter School Revenue Bonds, Coastal Academy Project, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	BBB–	932,570

12,100	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley Learning Corporation, Series 2012A, 7.000%, 6/01/47	6/20 at 102.00	N/R	12,302,433

	California School Finance Authority, Educational Facility Revenue Bonds, Partnerships to Uplift Communities Valley Project, Series 2014:
1,120	6.400%, 8/01/34	2/24 at 100.00	BB	1,149,098
4,960	6.750%, 8/01/44	2/24 at 100.00	BB	5,096,549

4,500	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 19.470%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA	7,000,560

5,000	California State, General Obligation Bonds, Various Purpose Series 2013, 5.000%, 2/01/43	No Opt. Call	A1	5,398,450

1,500	California Statewide Communities Development Authority, Charter School Revenue Bonds – Albert Einstein Academy for Letters, Arts, & Sciences Charter School Series 2012, 6.250%, 11/01/42	No Opt. Call	BB	1,464,915

1,950	California Statewide Communities Development Authority, Community Facilities District 2012-01, Fancher Creek, Special Tax Bonds, Series 2013A, 5.700%, 9/01/43	9/23 at 100.00	N/R	1,957,527

2,410	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Huntington Beach Solar Projects, Series 2010, 7.500%, 1/01/31	1/21 at 100.00	N/R	2,488,783

1,415	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Irvine Unified School District Solar Projects, Series 2010, 7.500%, 7/01/30	1/20 at 100.00	N/R	1,473,553

4,650	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.250%, 10/01/39	10/19 at 100.00	BBB+	4,965,875

40,600	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (4)	No Opt. Call	D	154,280

1,000	California Statewide Communities Development Authority, Revenue Bonds, Terraces San Joaquin Gardens, Series 2012A, 5.625%, 10/01/32	10/22 at 100.00	N/R	1,013,490

500	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	492,240

1,100	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	1,212,816

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$4,685	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	$4,889,641

2,220	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	2,478,186

430	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Taxable Series 2011B, 8.750%, 12/01/18	No Opt. Call	N/R	414,554

5,000	California Statewide Community Development Authority, Charter School Revenue Bonds, Rocklin Academy Charter, Series 2011A, 8.250%, 6/01/41	6/21 at 100.00	BB+	5,669,000

6,570	California Statewide Community Development Authority, Infrastructure Program Revenue Bonds, Series 2006A, 5.200%, 9/02/36	9/14 at 100.00	N/R	6,436,301

1,000	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007, 5.625%, 6/01/33	6/17 at 102.00	N/R	989,000

2,000	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2010A, 7.500%, 6/01/42	6/19 at 100.00	N/R	2,152,320

560	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Magnolia City Lights, Series 1999X, 6.650%, 7/01/39	7/14 at 100.00	N/R	560,146

	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2007A:
1,000	5.400%, 11/01/27	11/17 at 102.00	N/R	1,009,940
6,280	5.500%, 11/01/38	11/17 at 102.00	N/R	6,229,886

	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2011A:
1,250	7.250%, 11/01/31	11/21 at 100.00	N/R	1,390,713
2,250	7.500%, 11/01/41	11/21 at 100.00	N/R	2,523,600

13,735	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	13,815,075

750	California Statewide Community Development Authority, Revenue Bonds, Drew School, Series 2007, 5.300%, 10/01/37	10/15 at 102.00	N/R	737,130

2,815	California Statewide Community Development Authority, Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34	3/16 at 100.00	N/R	2,851,820

	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006:
1,300	5.000%, 11/01/25	11/16 at 100.00	N/R	1,314,638
800	5.000%, 11/01/29	11/16 at 100.00	N/R	802,440

	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Tender Option Bond Trust 1185:
5,000	18.274%, 3/01/45 (IF) (5)	3/16 at 100.00	A+	5,455,000
820	18.112%, 3/01/45 (IF) (5)	3/16 at 100.00	A+	893,931

4,205	California Statewide Community Development Authority, Revenue Bonds, Montessori in Redlands School, Series 2007A, 5.125%, 12/01/36	12/16 at 100.00	N/R	4,054,924

6,915	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 18.843%, 11/15/32 (IF)	5/18 at 100.00	AA–	8,240,191

6,555	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102, 18.906%, 11/15/48 (IF) (5)	5/18 at 100.00	AA–	7,811,462

1,000	California Statewide Community Development Authority, Senior Living Revenue Bonds, Southern California Presbyterian Homes, Series 2006A, 4.875%, 11/15/36	11/16 at 100.00	BBB–	960,970

Nuveen Investments	29

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,000	California Statewide Community Development Authority, Subordinate Lien Multifamily Housing Revenue Bonds, Corona Park Apartments, Series 2004I-S, 7.750%, 1/01/34 (Alternative Minimum Tax)	5/14 at 100.00	N/R	$1,000,160

1,000	Carson Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Series 2009A, 7.000%, 10/01/36	10/19 at 100.00	A–	1,141,430

1,000	Chino Public Financing Authority, California, Revenue Refunding Bonds, Series 2012, 5.000%, 9/01/30	9/22 at 100.00	N/R	1,055,480

2,000	Chino, California, Special Tax Bonds, Community Facilities District 03-3 Improvement Area 2, Series 2006, 5.000%, 9/01/31	3/16 at 100.00	N/R	2,015,140

1,000	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Housing Second Lien Series 2010A, 5.500%, 8/01/30	8/20 at 100.00	N/R	1,001,220

2,500	Contra Costa Community College District, Contra Costa County, California, General Obligation Bonds, Tender Option Trust 2013-10A, 18.048%, 8/01/38 (IF)	8/23 at 100.00	Aa1	3,555,600

	Corona-Norco Unified School District Public Financing Authority, Riverside County, California, Special Tax Revenue Refunding Bonds, Junior Lien Series 2013B:
1,015	5.000%, 9/01/32	9/23 at 100.00	N/R	1,068,562
500	5.000%, 9/01/35	9/23 at 100.00	N/R	522,345

2,800	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.398%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA	3,212,272

	Dana Point, California, Special Tax Bonds, Community Facilities District No. 2006-1, Series 2014:
1,000	5.000%, 9/01/38	9/23 at 100.00	N/R	1,044,430
1,250	5.000%, 9/01/45	9/23 at 100.00	N/R	1,298,100

	Desert Hot Springs Redevelopment Agency, California, Merged Redevelopment Project Tax Allocation Bonds, Series 2008A-2:
1,000	5.000%, 9/01/23	9/18 at 100.00	CCC+	689,240
2,000	5.250%, 9/01/28	9/18 at 100.00	CCC+	1,351,340
2,000	5.750%, 9/01/38	9/18 at 100.00	CCC+	1,313,100

5,000	East Side Union High School District, Santa Clara County, California, General Obligation Bonds, Tender Option Bond Trust 2010-3171, 17.973%, 8/01/33 – AGC Insured (IF)	8/19 at 100.00	AA	6,059,000

5,150	El Dorado County, California, Special Tax Bonds, Blackstone Community Facilities District 2005-1, Series 2005, 5.250%, 9/01/35	9/14 at 102.00	N/R	5,156,901

	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007:
6,100	5.200%, 9/01/27	9/15 at 102.00	N/R	6,192,232
15,470	5.250%, 9/01/37	9/15 at 102.00	N/R	15,535,593

2,400	Emeryville Public Financing Authority, California, Revenue Bonds, Redevelopment Projects, Series 2001A, 5.125%, 9/01/31 – NPFG Insured	9/14 at 100.00	AA–	2,402,064

	Fairfield, California, Certificates of Participation, Fairfield Water Financing Series 2007A:
4,000	0.000%, 4/01/32 – SYNCORA GTY Insured	No Opt. Call	A+	1,605,400
5,480	0.000%, 4/01/33 – SYNCORA GTY Insured	No Opt. Call	A+	2,028,203
5,480	0.000%, 4/01/34 – SYNCORA GTY Insured	No Opt. Call	A+	1,913,561

4,000	Fairfield, California, Community Facilities District 2007-1 Special Tax Bonds, Fairfield Commons Project, Series 2008, 6.875%, 9/01/38	9/18 at 100.00	N/R	4,270,600

1,500	Fillmore Redevelopment Agency, Ventura County, California, Central City Redevelopment Project, Subordinate Lien Tax Allocation Bonds, Series 2006A, 5.375%, 5/01/31	11/16 at 100.00	N/R	1,481,085

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,500	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Tender Option Bonds Trust 1013, 18.428%, 9/01/32 – AMBAC Insured (IF) (5)	7/14 at 100.00	A+	$2,637,600

	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North, Series 2006:
3,610	5.000%, 9/01/26	9/14 at 102.00	N/R	3,687,796
3,000	5.000%, 9/01/36	9/14 at 102.00	N/R	3,029,970

21,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 – NPFG Insured	7/14 at 100.00	AA–	21,002,940

6,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Junior Lien Series 2013C, 6.250%, 1/15/33	1/24 at 100.00	BB+	7,139,275

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013A:
5,000	0.000%, 1/15/29 – AGM Insured	No Opt. Call	AA	3,209,500
11,000	0.000%, 1/15/32 – AGM Insured	1/31 at 100.00	AA	7,026,360
5,000	0.000%, 1/15/37 – AGM Insured	No Opt. Call	AA	1,504,250
5,955	5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	AA	6,148,835
4,500	5.750%, 1/15/46	1/24 at 100.00	BBB–	4,795,920

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bond Trust 1011:
750	17.399%, 6/01/38 – FGIC Insured (IF) (5)	6/15 at 100.00	A2	758,190
2,500	17.399%, 6/01/38 – FGIC Insured (IF) (5)	6/15 at 100.00	A2	2,527,300
2,500	17.399%, 6/01/38 – FGIC Insured (IF) (5)	6/15 at 100.00	A2	2,527,300
2,500	17.399%, 6/01/38 – FGIC Insured (IF) (5)	6/15 at 100.00	A2	2,527,300
1,560	17.386%, 6/01/38 – FGIC Insured (IF) (5)	6/15 at 100.00	A2	1,577,020
5,450	17.407%, 6/01/45 – AMBAC Insured (IF) (5)	6/15 at 100.00	A2	5,477,468
1,750	17.399%, 6/01/45 (IF) (5)	6/15 at 100.00	A2	1,758,820
980	17.378%, 6/01/45 (IF) (5)	6/15 at 100.00	A2	984,929
2,250	17.399%, 6/01/45 – AMBAC Insured (IF) (5)	6/15 at 100.00	A2	2,261,340
1,880	17.377%, 6/01/45 – AMBAC Insured (IF) (5)	6/15 at 100.00	A2	1,889,456
370	17.229%, 6/01/45 – AMBAC Insured (IF) (5)	6/15 at 100.00	A2	371,843

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bond Trust 1211:
800	22.311%, 6/01/45 – AGC Insured (IF) (5)	6/15 at 100.00	AA	808,384
1,975	21.586%, 6/01/45 – AGC Insured (IF) (5)	6/15 at 100.00	AA	1,995,738
3,400	21.586%, 6/01/45 – AGC Insured (IF) (5)	6/15 at 100.00	AA	3,435,700
990	21.586%, 6/01/45 – AGM Insured (IF) (5)	6/15 at 100.00	AA	1,000,395

7,575	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 3107, 17.732%, 6/01/45 – BHAC Insured (IF)	6/15 at 100.00	AA+	7,689,458

31,935	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AMBAC Insured (UB)	6/15 at 100.00	A2	31,975,238

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 4686:
5,500	8.923%, 6/01/45 – AGC Insured (IF) (5)	6/15 at 100.00	AA	5,523,100
550	8.923%, 6/01/45 – AGC Insured (IF)	6/15 at 100.00	AA	552,310

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
39,770	5.000%, 6/01/33	6/17 at 100.00	B	31,949,627

Nuveen Investments	31

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)
$41,100	5.750%, 6/01/47	6/17 at 100.00	B	$34,027,923
8,970	5.125%, 6/01/47	6/17 at 100.00	B	6,836,486

96,635	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	75,721,253

1,535	Gonzales Redevelopment Agency, Monterey County, California, Tax Allocation Refunding Bonds, Gonzalez Redevelopment Project, Series 2011, 8.000%, 12/01/44	12/21 at 100.00	BB–	1,649,204

1,875	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust 3253, 22.741%, 1/15/19 (IF) (5)	No Opt. Call	Aa2	3,117,975

1,000	Hawthorne, California, Special Tax Bonds, Community Facilities District 2006-1, South Bay, Series 2006, 4.600%, 9/01/21	9/16 at 102.00	N/R	1,054,730

1,485	Hemet Unified School District Community Facilities District 2005-3, Riverside County, California, Special Tax Bonds, Series 2007, 5.750%, 9/01/39	9/14 at 100.00	N/R	1,487,124

585	Hemet Unified School District, California, Community Facilities District 2005-1 Special Tax Bonds, Series 2006, 5.125%, 9/01/36	9/14 at 100.00	N/R	585,655

	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005:
5,675	5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	N/R	4,816,316
3,750	4.750%, 8/01/35 – AMBAC Insured	8/15 at 100.00	N/R	2,695,238

	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A:
3,250	5.500%, 9/01/22 – SYNCORA GTY Insured	9/17 at 100.00	N/R	3,404,765
1,000	5.500%, 9/01/27 – SYNCORA GTY Insured	No Opt. Call	N/R	1,023,540
4,245	5.000%, 9/01/37 – SYNCORA GTY Insured	9/17 at 100.00	N/R	4,102,877

2,935	Imperial, California, Community Facilities District 2006-2 Savanna Ranch Special Tax Bonds, Improvement Area 1, Series 2006, 5.000%, 9/01/37	9/14 at 100.00	N/R	2,942,161

1,000	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates Project, Series 2006A, 5.125%, 5/15/41	5/16 at 100.00	A	1,009,610

3,345	Independent Cities Lease Finance Authority, California, Second Senior Subordinate Lien Revenue Bonds, Caritas Affordable Housing Project Mobile Home Park, Series 2005C, 7.000%, 9/01/40	9/15 at 100.00	N/R	3,396,814

1,010	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.250%, 8/15/28	8/18 at 100.00	BBB–	1,017,050

2,050	Indio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2005, 5.100%, 9/01/30	9/15 at 102.00	N/R	2,074,703

15,000	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007, 0.000%, 6/01/36	6/17 at 28.99	B	2,691,900

5,080	King Community Development Agency, California, Tax Allocation Bonds, King City Redevelopment Project, Series 2011, 7.250%, 8/01/34	8/21 at 100.00	N/R	5,678,678

1,000	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area C, Series 2012C, 5.000%, 9/01/42	No Opt. Call	N/R	1,008,980

1,180	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Villages at Wasson Canyon, Series 2012A, 5.250%, 9/01/38	9/22 at 100.00	N/R	1,181,227

1,175	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2 Improvement Area A, Canyon Hills, Series 2004A, 5.950%, 9/01/34	9/15 at 100.00	N/R	1,189,711

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2, Canyon Hills Improvement Area B, Series 2006A:
3,000	5.100%, 9/01/26	9/14 at 100.00	N/R	3,006,810
6,750	5.150%, 9/01/36	9/14 at 100.00	N/R	6,752,498

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,195	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 1,Series 2005, 5.250%, 9/01/30	9/15 at 102.00	N/R	$1,229,739

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 2, Series 2006:
910	5.200%, 9/01/26	9/14 at 100.00	N/R	913,740
8,625	5.250%, 9/01/37	9/14 at 100.00	N/R	8,642,681

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006A:
980	5.200%, 9/01/26	9/14 at 100.00	N/R	985,243
1,505	5.350%, 9/01/36	9/14 at 100.00	N/R	1,512,013

11,645	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-2 Improvement Area A, Series 2005A, 5.450%, 9/01/36	9/14 at 100.00	N/R	11,660,721

5,000	Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds, Series 2010, 0.000%, 8/01/45 – AGM Insured	No Opt. Call	AA	2,389,050

	Lammersville Joint Unified School District, California, Community Facilities District 2007-1, Mountain House – Shea Homes, Improvement Area 1 Special Tax Bonds, Series 2013:
1,500	6.000%, 9/01/38	9/23 at 100.00	N/R	1,609,155
1,000	6.000%, 9/01/43	9/23 at 100.00	N/R	1,076,110

1,000	Lammersville School District, California, Special Tax Refunding Bonds, Community Facilities District 2002 Mountain House, Series 2012, 0.000%, 9/01/29	9/22 at 100.00	N/R	908,070

	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009:
2,000	6.875%, 8/01/34	8/19 at 100.00	BBB	2,213,920
1,045	6.875%, 8/01/39	No Opt. Call	BBB	1,148,079

1,400	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (6)	1,796,900

645	Lathrop Financing Authority, California, Revenue Bonds, Water Supply Project Series 2003, 6.000%, 6/01/35	6/14 at 100.00	N/R	645,477

1,095	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series 2013B, 5.375%, 9/01/35	9/23 at 100.00	N/R	1,141,012

2,565	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	3,017,825

1,765	Los Alamitos Unified School District, Orange County, California, Certificates of Participation, Series 2012, 0.000%, 8/01/42	8/29 at 100.00	AA–	1,113,697

6,450	Los Angeles County, California, Multifamily Housing Revenue Bonds, HDR Preservation Apartment Project, Series 2007C, 6.250%, 7/01/42	7/22 at 100.00	N/R	6,299,070

1,875	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 10-27B, 18.168%, 5/15/40 (IF) (5)	5/20 at 100.00	AA	2,596,950

1,150	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Tender Option Bond Trust 3345, 18.098%, 7/01/20 (IF) (5)	No Opt. Call	AA–	1,575,167

585	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002B, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/14 at 100.00	C	592,307

4,440	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002C, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/14 at 100.00	N/R	4,495,456

Nuveen Investments	33

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,500	Los Angeles, California, Wastewater System Revenue Bonds, Tender Option Bond Trust 2009-2W, 20.489%, 6/01/34 (IF) (5)	6/19 at 100.00	AA+	$4,214,600

1,000	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	1,204,910

	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Tax Allocation Revenue Bonds, Series 2011A:
1,185	7.000%, 8/01/26	8/21 at 100.00	BBB+	1,382,836
2,650	7.250%, 8/01/31	8/21 at 100.00	BBB+	3,044,320
10,010	7.500%, 8/01/41	8/21 at 100.00	BBB+	11,427,316

3,950	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Tax Allocation Revenue Bonds, Series 2011B, 7.500%, 8/01/41	8/21 at 100.00	BBB+	4,509,281

1,750	Menifee Union School District, California, Community Facilities District 2011-1, Improvement Area 2, Special Tax Bonds, Series 2013, 6.000%, 9/01/43	9/23 at 100.00	N/R	1,806,350

625	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-5, Series 2006, 5.200%, 9/01/26	9/15 at 100.00	N/R	633,594

1,500	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Gateways Redevelopment Project, Series 2009A, 6.250%, 9/01/29	9/19 at 100.00	N/R	1,534,245

	Merced, California, Community Facilities District 2005-1, Special Tax Bonds, Bellevue Ranch West, Series 2006:
1,270	5.250%, 9/01/26	9/14 at 103.00	N/R	1,069,556
1,245	5.300%, 9/01/36	9/14 at 103.00	N/R	949,748

	Monrovia Redevelopment Agency, California, Central Project Area 1 Housing Tax Allocation Bonds, Series 2011:
1,540	6.500%, 5/01/26	5/21 at 100.00	BBB+	1,800,291
1,075	6.900%, 5/01/36	5/21 at 100.00	BBB+	1,233,025

2,185	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Refunding Junior Lien Series 2014B, 5.125%, 9/01/38	9/24 at 100.00	N/R	2,221,992

615	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-5, Series 2006, 5.200%, 9/01/36	3/16 at 100.00	N/R	622,017

2,335	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-6, Series 2005, 5.200%, 9/01/36	9/14 at 101.00	N/R	2,351,392

220	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2005-2, Series 2006, 5.000%, 9/01/26	9/15 at 101.00	N/R	225,179

1,000	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2005-3, Series 2007, 5.000%, 9/01/37	9/14 at 100.00	N/R	1,003,590

	Moreno Valley, California, Special Tax Bonds, Community Facilities District 5, Series 2007:
1,010	5.000%, 9/01/27	9/17 at 100.00	N/R	1,023,645
1,325	5.000%, 9/01/37	9/17 at 100.00	N/R	1,310,505

2,285	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	2,965,793

2,000	Murrieta Public Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/31	9/22 at 100.00	BBB–	2,079,320

1,245	Murrieta, California, Special Tax Bonds, Community Facilities District 2003-3, Creekside Village Improvement Area 1, Series 2005, 5.200%, 9/01/35	9/14 at 100.00	N/R	1,247,639

2,355	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32	8/21 at 100.00	A–	2,844,393

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,485	Palm Desert, California, Limited Obligation Improvement Bonds, Section 29 Assessment District 2004-02, Series 2007, 5.100%, 9/02/37	9/14 at 100.00	N/R	$2,486,541

	Palm Desert, California, Special Tax Bonds, Community Facilities District 2005-1 University Park, Series 2006:
2,095	5.250%, 9/01/26	9/14 at 100.00	N/R	2,113,541
4,640	5.450%, 9/01/32	9/16 at 100.00	N/R	4,661,622
5,515	5.500%, 9/01/36	9/16 at 100.00	N/R	5,531,104

	Palm Desert, California, Special Tax Bonds, Community Facilities District 2005-1 University Park, Series 2007:
2,700	5.150%, 9/01/27	9/14 at 100.00	N/R	2,730,564
8,110	5.200%, 9/01/37	9/15 at 102.00	N/R	8,109,351

	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010:
910	7.000%, 4/01/25	10/14 at 100.00	BB	851,360
1,605	7.500%, 4/01/35	10/14 at 100.00	BB	1,494,833

	Palmdale Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Areas, Series 2002:
1,230	0.000%, 12/01/31 – AMBAC Insured	No Opt. Call	A–	482,714
1,225	0.000%, 12/01/32 – AMBAC Insured	No Opt. Call	A–	456,680

2,855	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.400%, 9/01/35	9/15 at 101.00	N/R	2,897,597

5,265	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Ba1	5,422,950

17,360	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	17,369,201

3,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA	2,630,160

2,000	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 11872, 17.809%, 2/01/16 – NPFG Insured (IF)	No Opt. Call	AA–	2,206,400

	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 4683:
3,750	17.692%, 8/01/37 – NPFG Insured (IF) (5)	8/17 at 100.00	AA–	4,137,000
7,000	17.692%, 8/01/37 – NPFG Insured (IF) (5)	8/17 at 100.00	A+	7,722,400

16,670	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A , 5.750%, 9/01/39	9/23 at 100.00	N/R	17,673,201

3,230	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	3,404,840

5,000	Peralta Community College District, Alameda County, California, General Obligation Bonds, Series 2009, Trust 3019, 17.900%, 8/01/37 – AGM Insured (IF) (5)	8/17 at 100.00	AA	7,184,600

	Perris, California, Special Tax Bonds, Community Facilities District 2001-1, May Farms Improvement Area 4, Series 2005A:
1,290	5.100%, 9/01/30	9/15 at 102.00	N/R	1,305,545
2,475	5.150%, 9/01/35	9/15 at 102.00	N/R	2,492,894

1,050	Perris, California, Special Tax Bonds, Community Facilities District 2001-2, Villages of Avalon, Series 2005, 5.150%, 9/01/32	9/14 at 100.00	N/R	1,052,069

1,365	Perris, California, Special Tax Bonds, Community Facilities District 2004-3, Monument Ranch Improvement Area 2, Series 2005A, 5.300%, 9/01/35	9/15 at 102.00	N/R	1,389,502

Nuveen Investments	35

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$3,900	Pico Rivera Water Authority, California, Water System Project, Revenue Refunding Bonds, Series 1999A, 5.500%, 5/01/29 – NPFG Insured	No Opt. Call	AA–	$4,142,268

17,000	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	17,903,890

2,500	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/28 – AMBAC Insured	No Opt. Call	A	1,214,525

4,360	Pittsburg Redevelopment Agency, California, Tax Allocation Refunding Bonds, Los Medanos Community Development Project, Series 2006C, 4.250%, 9/01/34 – AMBAC Insured	9/16 at 100.00	BBB–	3,821,235

1,455	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007AX, 5.000%, 2/01/41	2/17 at 100.00	BBB–	1,416,166

1,285	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007, 5.125%, 2/01/33	8/14 at 100.00	BBB–	1,229,668

3,895	Rancho Cardova, California, Special Tax Bonds, Community Facilities District 2004-1 Sunridge Park Area, Series 2007, 6.125%, 9/01/37	9/17 at 100.00	N/R	4,018,121

4,405	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Junior Lien Series 2014, 5.650%, 10/01/38	10/15 at 102.00	N/R	4,414,074

1,000	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Refunding Series 2012, 5.000%, 9/01/37	No Opt. Call	N/R	1,021,810

1,000	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Series 2005, 5.500%, 9/01/37	9/14 at 100.00	N/R	1,005,800

4,745	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	4,787,563

	Redwood City, California, Special Tax Bonds, Community Facilities District 2010-1 One Marina, Series 2011:
775	7.500%, 9/01/31	9/16 at 103.00	N/R	847,594
1,440	7.750%, 9/01/41	9/16 at 103.00	N/R	1,578,269

	Richmond, California, Joint Powers Financing Agency Multifamily Housing Revenue Bonds, Westridge Hilltop Apartments, Series 2007:
1,000	5.000%, 12/15/26	6/14 at 100.00	Baa2	977,070
1,750	5.000%, 12/15/33	6/14 at 100.00	Baa2	1,641,658

31,284	River Rock Entertainment Authority, California, Revenue Bonds, Senior Notes Series 2011B, 8.000%, 11/01/18 (4)	11/15 at 104.00	N/R	19,301,915

	Riverside County Redevelopment Agency, California, Interstate 215 Corridor Redevelopment Project Area, 2nd Lien Tax Allocation Bonds, Series 2001E:
7,100	0.000%, 12/01/41	No Opt. Call	BBB	984,983
7,075	0.000%, 12/01/42	No Opt. Call	BBB	913,666
7,050	0.000%, 12/01/43	No Opt. Call	BBB	847,551
5,600	0.000%, 12/01/44	No Opt. Call	BBB	626,696

1,500	Riverside County Redevelopment Agency, California, Desert Communities Redevelopment Project Area Tax Allocation Bonds, Series 2010D, 6.000%, 10/01/30	10/20 at 100.00	BBB	1,587,540

5,000	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 0.000%, 10/01/39	No Opt. Call	A–	1,186,400

1,000	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2011A, 7.125%, 10/01/42	10/21 at 100.00	A–	1,157,490

1,410	Riverside County, California, Community Facilities District 05-8, Scott Road, Special Tax Bonds Series 2013, 5.000%, 9/01/42	9/22 at 100.00	N/R	1,451,877

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,955	Riverside Unified School District, Riverside County, California, General Obligation Bonds, Series 2009, Trust 3017, 17.436%, 9/01/25 – AGC Insured (IF)	8/15 at 100.00	AA	$3,196,630

	Rocklin Unified School District, Placer County, California, Special Tax Bonds, Community Facilities District 2, Series 2007:
550	0.000%, 9/01/36 – NPFG Insured	No Opt. Call	AA–	157,790
660	0.000%, 9/01/37 – NPFG Insured	No Opt. Call	AA–	177,032

1,000	Roseville, California, Special Tax Bonds, Community Facilities District 1 Diamond Creek, Series 2007, 5.000%, 9/01/37	9/14 at 100.00	N/R	1,000,540

1,800	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Series 2005, 5.200%, 9/01/36	9/15 at 100.00	N/R	1,814,958

7,085	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2006, 5.250%, 9/01/36	9/16 at 100.00	N/R	7,132,115

3,000	Roseville, California, Special Tax Bonds, Community Facilities District 5 Stone Point, Series 2006, 5.250%, 9/01/36	9/14 at 100.00	N/R	3,016,680

	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 4698:
2,500	18.489%, 12/01/30 – AMBAC Insured (IF) (5)	No Opt. Call	A	4,170,600
3,000	18.489%, 12/01/30 – AMBAC Insured (IF) (5)	No Opt. Call	A	5,004,720
6,580	18.489%, 12/01/33 – AMBAC Insured (IF) (5)	No Opt. Call	A	10,530,895

1,790	Sacramento City Financing Authority, California, Master Lease Program Facilities Revenue Bonds, Tender Option Bond Trust 1114, 18.491%, 12/01/30 – AMBAC Insured (IF) (5)	No Opt. Call	A	2,983,644

5,985	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	6,226,435

2,845	San Bernardino County Financing Authority, California, Revenue Bonds, Courthouse Facilities Project, Series 2007, 5.500%, 6/01/37 – NPFG Insured	No Opt. Call	AA–	2,799,196

	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
4,000	8.000%, 12/01/31	12/21 at 100.00	BB	4,751,040
16,730	7.500%, 12/01/41	12/21 at 100.00	BB	19,031,546

2,670	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Refunding Subordinate Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A	2,800,403

2,935	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 3504, 20.033%, 2/01/33 (IF)	8/19 at 100.00	Aa2	4,783,375

2,725	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Series 2010C, 0.000%, 7/01/48	No Opt. Call	AA–	1,309,308

	San Francisco Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 6, Mission Bay South, Series 2005B:
1,375	0.000%, 8/01/30	8/15 at 100.00	N/R	511,390
3,020	0.000%, 8/01/34	8/15 at 100.00	N/R	854,539

500	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	563,320

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
275	0.000%, 1/15/24 – NPFG Insured	No Opt. Call	AA–	165,729
39,175	0.000%, 1/15/25 – NPFG Insured	No Opt. Call	AA–	22,211,050
66,180	0.000%, 1/15/26 – NPFG Insured	No Opt. Call	AA–	35,121,726
2,220	0.000%, 1/15/27 – NPFG Insured	No Opt. Call	AA–	1,095,592

Nuveen Investments	37

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)
$15,180	0.000%, 1/15/28 – NPFG Insured	No Opt. Call	AA–	$7,039,421
1,010	0.000%, 1/15/29 – NPFG Insured	No Opt. Call	AA–	439,683
1,000	5.250%, 1/15/30 – NPFG Insured	7/14 at 100.00	AA–	999,990
7,110	0.000%, 1/15/30 – NPFG Insured	No Opt. Call	AA–	2,902,800
50,550	0.000%, 1/15/31 – NPFG Insured	No Opt. Call	AA–	19,305,045
2,085	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	AA–	742,677
24,790	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	AA–	7,709,442
24,505	0.000%, 1/15/36 – NPFG Insured	No Opt. Call	AA–	6,628,112

3,520	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2007B, 4.250%, 8/01/36 – SYNCORA GTY Insured	8/17 at 100.00	BBB	3,367,830

	San Jose, California, Airport Revenue Bonds, Tender Option Bond Trust 3923:
1,500	17.550%, 9/01/31 – AGM Insured (IF) (5)	3/17 at 100.00	AA	1,637,220
470	17.460%, 9/01/30 – AMBAC Insured (IF) (5)	3/17 at 100.00	AA	512,765

3,860	San Luis Obispo County Financing Authority, California, Revenue Bonds, Nacimiento Water Project, Tender Option Bond Trust 3030, 17.537%, 9/01/38 – BHAC Insured (IF)	9/17 at 100.00	AA+	4,559,972

5,350	Santa Ana Unified School District (1999 Financing Project) Certificates of Participation (Orange County, California), 0.000%, 4/01/32 – AGM Insured	No Opt. Call	AA	2,117,423

8,265	Santa Clara County Housing Authority, California, Multifamily Housing Revenue Bonds, Blossom River Project, Series 1998A, 6.500%, 9/01/39	9/14 at 100.00	N/R	8,266,488

3,250	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/41	2/21 at 100.00	A	3,833,310

2,500	Saugus Union School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006, 5.300%, 9/01/36	3/15 at 103.00	N/R	2,527,225

	Saugus-Castaic School Facilities Financing Authority, California, Community Facilities District 2006-1C, Special Tax Bonds, Series 2013:
1,370	5.875%, 9/01/33	9/23 at 100.00	N/R	1,452,858
3,500	6.000%, 9/01/43	9/23 at 100.00	N/R	3,680,950

900	Sierra Kings Health Care District, Fresno County, California, Revenue Bonds, Series 2006A, 5.750%, 12/01/36 (Pre-refunded 12/01/16)	12/16 at 100.00	N/R (6)	1,013,463

22,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A, 0.000%, 6/01/36	6/17 at 34.85	BB+	4,012,360

1,000	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.000%, 11/01/33	No Opt. Call	A	1,078,010

	Stockton Public Financing Authority, California, Lease Revenue Bonds, Refunding Series 2006A:
1,710	4.500%, 8/01/28 – NPFG Insured	8/14 at 100.00	AA–	1,442,402
1,000	4.500%, 8/01/31 – NPFG Insured	8/14 at 100.00	AA–	824,580

1,000	Stockton Redevelopment Agency, California, Revenue Bonds, Stockton Events Center Arena Project, Series 2004, 5.000%, 9/01/36 – FGIC Insured	9/14 at 100.00	AA–	910,940

	Stockton, California, Community Facilities District 2006-3, Northbrook Woodside Improvement Area 1 Special Tax Bonds, Series 2007:
1,935	6.125%, 9/01/31	9/14 at 103.00	N/R	1,995,391
2,930	6.250%, 9/01/37	9/14 at 103.00	N/R	3,022,412

7,500	Stockton, California, Special Tax Bonds, Arch Road Community Facilities District 99-02, Refunding Series 2007, 5.875%, 9/01/37	9/17 at 102.00	N/R	7,662,600

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,250	Successor Agency to the San Francisco City and County Redevelopment Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series 2014A, 5.000%, 8/01/43	8/24 at 100.00	BBB+	$1,302,363

3,500	Sulphur Springs Union School District, California, Special Tax Bonds, Community Facilities District 2002-1, Series 2014A, 5.000%, 9/01/39	3/24 at 100.00	BBB+	3,681,720

4,000	Tejon Ranch Public Facilities Financing Authority, California, Community Facilities District 2008-1 Tejon Industrial Complex East 2012B, 5.250%, 9/01/42	No Opt. Call	N/R	4,108,800

	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006:
6,650	5.450%, 9/01/26	9/14 at 102.00	N/R	6,452,030
18,565	5.500%, 9/01/36	9/14 at 102.00	N/R	17,342,866

6,950	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Tender Option Bond Trust 2013-21U, 19.091%, 5/15/38 (IF) (5)	5/23 at 100.00	AA–	9,863,996

	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
11,185	5.375%, 6/01/38	6/15 at 100.00	B–	9,076,180
8,115	5.500%, 6/01/45	6/15 at 100.00	B–	6,413,447

	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A:
7,180	5.000%, 6/01/37	6/14 at 100.00	BB+	5,667,389
28,910	5.125%, 6/01/46	6/14 at 100.00	B+	22,503,255

	Tulare Local Health Care District, California, Revenue Bonds, Series 2007:
525	5.000%, 11/01/15	No Opt. Call	B	529,226
550	5.000%, 11/01/16	No Opt. Call	B	551,859
835	5.100%, 11/01/27	11/17 at 100.00	B	715,628
2,785	5.200%, 11/01/32	11/17 at 100.00	B	2,277,322

1,210	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.500%, 9/01/39	3/21 at 100.00	BBB+	1,319,251

	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A:
760	7.400%, 9/01/32	9/21 at 100.00	BBB+	860,084
3,460	7.650%, 9/01/42	9/21 at 100.00	BBB+	3,898,174

1,565	University of California, General Revenue Bonds, Limited Project, Tender Option Bond Trust 3353, 18.121%, 5/15/20 (IF) (5)	No Opt. Call	AA–	2,106,052

2,500	University of California, General Revenue Bonds, Tender Option Bond Trust 1189, 18.243%, 5/15/36 (IF) (5)	5/23 at 100.00	AA	3,576,200

2,625	University of California, General Revenue Bonds, Tender Option Bond Trust 2013-24U, 18.091%, 5/15/39 (IF) (5)	5/23 at 100.00	AA	3,686,865

3,799	Ventura County Area Housing Authority, California, Mira Vista Senior Apartments Project, Junior Subordinate Series 2006C, 6.500%, 12/01/39 (Mandatory put 7/01/16) (Alternative Minimum Tax)	7/16 at 100.00	N/R	3,711,927

6,500	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2013B, 0.000%, 8/01/35 – AGM Insured	No Opt. Call	AA	2,187,705

600	West Hollywood Community Development Commission, California, Tax Allocation Revenue Bonds, East Side Redevelopment Project Series 2011A, 7.500%, 9/01/42	9/21 at 100.00	A–	716,112

Nuveen Investments	39

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,000	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009A, 8.625%, 9/01/39 (Pre-refunded 9/01/14)	9/14 at 105.00	N/R (6)	$1,078,460

2,565	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009B, 10.000%, 9/01/32 (Pre-refunded 9/01/14)	9/14 at 105.00	N/R (6)	2,777,844

3,630	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.500%, 9/01/31	9/22 at 102.00	N/R	3,766,924

	Western Hills Water District, Stanislaus County, California, Special Tax Bonds, Diablo Grande Community Facilities District 1, Series 2005:
1,000	5.625%, 9/01/24	9/15 at 100.00	N/R	992,580
3,755	5.800%, 9/01/31	9/15 at 100.00	N/R	3,657,445

3,885	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Subordinate Lien Series 2011A, 5.875%, 11/01/41	11/21 at 100.00	A	4,211,690

700	Westside Union School District, California, Special Tax Bonds, Community Facilities District 2005-3, Series 2006, 5.000%, 9/01/26	9/14 at 102.00	N/R	716,478

7,270	Yuba County, California, Special Tax Bonds, Community Facilities District 2004-1, Edgewater, Series 2005, 5.125%, 9/01/35	3/15 at 100.00	N/R	7,293,409
1,718,908	Total California			1,437,136,751

	Colorado – 7.0%

	Adonea Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005A:
3,000	6.125%, 12/01/25 (4)	12/15 at 100.00	N/R	1,928,400
5,380	6.250%, 12/01/35 (4)	12/15 at 100.00	N/R	3,369,010

6,380	Alpine Mountain Ranch Metropolitan District, Special Improvement District 1, Routt County, Colorado, Special Assessment Revenue Bonds, Series 2011, 9.000%, 12/01/30	12/20 at 100.00	N/R	6,801,590

25,781	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2005, 6.750%, 12/01/35	12/15 at 100.00	N/R	24,960,906

3,500	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R	1,877,925

	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006:
3,800	5.250%, 10/01/32 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	3,825,954
13,160	5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	13,181,582

1,675	BNC Metropolitan District 1, Colorado, General Obligation Bonds, Series 2004, 8.050%, 12/01/34 (Pre-refunded 12/01/14)	12/14 at 101.00	N/R (6)	1,769,420

1,015	Bradburn Metropolitan District 3, Westminster, Adams County, Colorado, General Obligation Limited Tax Refunding Bonds, Series 2010, 7.500%, 12/01/39	12/15 at 100.00	N/R	1,025,424

2,000	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23	7/18 at 100.00	N/R	2,025,920

125	Bromley Park Metropolitan District 2, Brighton, Colorado, General Obligation Bonds, Refunding Series 2007A, 5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	118,724

	Bromley Park Metropolitan District 3, Brighton, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007:
155	4.250%, 12/01/19 – RAAI Insured	12/17 at 100.00	N/R	154,867
1,555	4.625%, 12/01/29 – RAAI Insured	12/17 at 100.00	N/R	1,401,661
4,315	4.750%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	3,696,919

1,495	Buckhorn Valley Metropolitan District 2, Gypsum, Eagle County, Colorado, General Obligation Bonds, Series 2003, 7.000%, 12/01/23	6/14 at 100.00	N/R	840,310

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$5,870	Buckhorn Valley Metropolitan District 2, Gypsum, Eagle County, Colorado, General Obligation Limited Tax Refunding and Improvement Bonds, Series 2010, 8.500%, 12/01/39	12/19 at 100.00	N/R	$3,369,674

1,425	Buckley Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R	995,277

570	Castle Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2005, 6.000%, 12/01/25 (Pre-refunded 12/01/15)	12/15 at 100.00	N/R (6)	618,729

4,010	Castle Oaks Metropolitan District, In the Town of Castle Rock, Douglas County, Colorado, General Obligation Bonds, Limited Tax Refunding and Improvement Series 2012, 5.500%, 12/01/22	No Opt. Call	N/R	3,901,409

6,795	Central Marksheffel Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2004, 7.250%, 12/01/29	12/14 at 100.00	N/R	6,809,405

625	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013A, 6.000%, 12/01/38	12/23 at 100.00	BBB	697,575

6,000	Cimarron Metropolitan District, Arvada, Colorado, Limited Tax Revenue Bonds, Convertible to Unlimited Tax, Series 2012, 6.000%, 12/01/22	10/17 at 100.00	N/R	5,852,280

2,600	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2010A, 6.250%, 11/01/40	11/20 at 100.00	B–	2,695,420

4,330	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2010B, 7.250%, 11/01/34	11/20 at 100.00	B–	4,452,712

1,095	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Carbon Valley Academy, Series 2006, 5.625%, 12/01/36	12/16 at 100.00	N/R	859,225

1,750	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	BB	1,720,495

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Elbert County Charter School, Series 2004:
730	7.250%, 3/01/24	9/14 at 100.00	N/R	714,904
1,570	7.375%, 3/01/35	9/14 at 100.00	N/R	1,478,579

4,360	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 7.000%, 8/01/38	8/18 at 100.00	N/R	4,499,564

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2006:
2,220	5.500%, 2/15/26	2/16 at 101.00	N/R	2,047,462
2,370	5.625%, 2/15/36	2/16 at 101.00	N/R	2,089,771

1,735	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Knowledge Quest Academy Charter School, Series 2005, 6.500%, 5/01/36	5/15 at 100.00	N/R	1,515,887

1,030	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2014B, 5.625%, 1/15/44	1/24 at 100.00	BBB–	1,032,575

3,870	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Mountain Phoenix Community School, Series 2012, 7.000%, 10/01/42	10/22 at 100.00	N/R	3,695,811

2,300	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, New Vision Charter School Series 2008A, 6.750%, 4/01/40	4/18 at 100.00	N/R	2,305,681

945	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Twin Peaks Charter Academy, Series 2011B, 7.500%, 3/15/35	3/21 at 100.00	BBB–	1,036,221

Nuveen Investments	41

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,660	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy, Series 2007A, 5.700%, 5/01/37	5/17 at 100.00	BBB–	$1,560,915

3,965	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006A, 5.500%, 5/01/36	5/16 at 102.00	N/R	3,500,104

1,875	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori School of Evergreen, Series 2005A, 6.500%, 12/01/35	12/15 at 100.00	N/R	1,878,769

2,835	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	2,896,916

28,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2007A, 5.900%, 8/01/37	8/17 at 100.00	N/R	23,021,880

4,900	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39	8/19 at 100.00	N/R	4,938,857

1,790	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 1234, 18.359%, 1/01/45 (IF) (5)	1/23 at 100.00	A+	2,341,177

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 1278:
3,450	17.497%, 2/01/41 (WI/DD, Settling 5/08/14) (IF)	2/21 at 100.00	A+	4,125,510
2,500	17.407%, 2/01/41 (IF) (5)	2/21 at 100.00	A+	2,989,500

3,940	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 1315, 17.511%, 1/01/45 (WI/DD, Settling 5/08/14) (IF)	1/23 at 100.00	A+	5,153,756

3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 3364, 18.623%, 10/01/31 (IF) (5)	11/23 at 100.00	A+	4,137,600

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012:
1,800	6.750%, 6/01/32	6/22 at 100.00	N/R	1,847,718
3,630	7.000%, 6/01/42	6/22 at 100.00	N/R	3,744,781
4,125	7.125%, 6/01/47	6/22 at 100.00	N/R	4,279,976

725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	A–	777,976

12,000	Colorado Health Facilities Authority, Health Care Facilities Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2013, 8.000%, 8/01/43	2/24 at 100.00	N/R	12,029,760

2,000	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 3366, 25.004%, 7/01/21 (IF) (5)	No Opt. Call	AA–	3,579,200

	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 3702:
265	18.243%, 7/01/18 (IF)	No Opt. Call	AA–	312,499
1,000	19.189%, 1/01/18 (IF) (5)	No Opt. Call	AA–	1,396,880
1,250	19.189%, 1/01/18 (IF) (5)	No Opt. Call	AA–	1,746,100
3,500	18.183%, 1/01/18 (IF) (5)	No Opt. Call	AA–	4,634,280

4,250	Colorado High Performance Transportation Enterprise, US 36 and I-25 Managed Lanes Revenue Bonds, Senior Lien Series 2014, 5.750%, 1/01/44 (Alternative Minimum Tax)	1/23 at 100.00	BBB–	4,320,635

	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007:
1,310	6.200%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	1,293,573
252	5.000%, 9/01/16 (Alternative Minimum Tax) (7)	No Opt. Call	N/R	190,542

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$2,874	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2013, 6.875%, 10/01/27 (Alternative Minimum Tax)	No Opt. Call	N/R	$2,717,838

	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A:
1,095	5.300%, 12/01/22 – RAAI Insured	12/17 at 100.00	N/R	1,133,095
3,580	5.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	3,661,087
6,750	5.600%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	6,778,215

5,915	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 – RAAI Insured	12/22 at 100.00	N/R	6,076,480

5,045	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Taxable Series 2012B, 9.500%, 12/01/27 – RAAI Insured	12/22 at 100.00	N/R	4,837,348

	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
7,410	5.400%, 12/01/27	12/17 at 100.00	N/R	5,994,394
10,965	5.450%, 12/01/34	12/17 at 100.00	N/R	8,262,676

	Conservatory Metropolitan District, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Series 2007:
100	5.000%, 12/01/22 – RAAI Insured	12/17 at 100.00	N/R	96,651
422	4.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	374,846
2,360	5.125%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	2,056,292
400	4.875%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	335,920

	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2006:
5,000	5.850%, 12/01/26	12/16 at 100.00	N/R	4,465,300
3,980	5.950%, 12/01/36	12/16 at 100.00	N/R	3,389,806

5,200	Cornerstone Metropolitan District 2, Montrose and Ouray Counties, Colorado, Limited Tax General Obligation Refunding Bonds, Series 2010A, 8.000%, 12/01/40	12/21 at 100.00	N/R	5,312,996

4,126	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/36 (4)	12/16 at 100.00	N/R	2,395,927

	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Air Lines Corporation, Series 2007A:
4,350	5.750%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	B	4,406,202
24,200	5.250%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	B	24,251,304

	Denver Health and Hospitals Authority, Colorado, Healthcare Revenue Bonds, Series 2014A:
1,750	5.000%, 12/01/39 (WI/DD, Settling 5/08/14)	12/23 at 100.00	BBB	1,802,325
8,750	5.250%, 12/01/45 (WI/DD, Settling 5/08/14)	12/23 at 100.00	BBB	9,172,713

2,110	Denver West Promenade Metropolitan District, Colorado, General Obligation Bonds, Series 2013, 5.375%, 12/01/42	6/23 at 100.00	N/R	1,918,644

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A:
22,000	0.000%, 9/01/35	No Opt. Call	BBB	7,297,840
7,500	0.000%, 9/01/39	No Opt. Call	BBB	1,935,975
2,495	0.000%, 9/01/41	No Opt. Call	BBB	563,546

1,125	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/26 – NPFG Insured	No Opt. Call	AA–	649,474

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
47,245	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	AA–	22,319,483
5,285	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	AA–	2,317,737

Nuveen Investments	43

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)
$500	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	AA–	$206,730
10,950	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	AA–	4,173,812
500	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	AA–	177,780

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B:
21,100	0.000%, 9/01/35 – NPFG Insured	9/26 at 63.78	AA–	6,561,678
18,960	0.000%, 9/01/37 – NPFG Insured	9/26 at 57.65	AA–	5,177,786
30,000	0.000%, 9/01/39 – NPFG Insured	9/26 at 52.09	AA–	7,169,700

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
35,250	0.000%, 9/01/27 – NPFG Insured	No Opt. Call	AA-	19,128,060
24,545	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	AA-	12,504,696
25,600	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	AA-	8,509,440

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
3,000	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	AA–	1,524,330
9,000	0.000%, 9/01/29 – NPFG Insured	9/20 at 60.30	AA–	3,981,150
1,060	0.000%, 9/01/33 – NPFG Insured	9/20 at 48.04	AA–	362,849

45,720	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2006A, 0.000%, 9/01/38 – NPFG Insured	9/26 at 54.77	AA–	11,754,612

	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007:
300	5.000%, 12/01/22 – RAAI Insured	12/17 at 100.00	N/R	303,939
2,835	5.200%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	2,836,871
18,295	5.350%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	17,514,718

3,433	Elbert and Highway 86 Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	2,380,133

3,302	Elkhorn Ranch Metropolitan District 1, Colorado, General Obligation Limited Tax Bonds, Series 2005, 6.375%, 12/01/35	12/15 at 100.00	N/R	2,348,548

3,956	Fallbrook Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.625%, 12/01/26	12/16 at 100.00	N/R	3,809,114

1,788	Fallbrook Metropolitan District, Colorado, Limited Tax Bonds, Series 2007, 6.750%, 12/15/26	12/16 at 100.00	N/R	1,525,861

5,462	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	5,832,105

770	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	794,263

6,224	Granby Ranch Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 6.750%, 12/01/36	12/15 at 100.00	N/R	6,211,365

2,139	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2009A-1, 9.000%, 8/01/39	12/19 at 100.00	N/R	2,200,389

2,780	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2009A-2, 9.000%, 8/01/39	12/19 at 100.00	N/R	2,859,786

4,000	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2010, 9.000%, 11/01/40	12/20 at 100.00	N/R	4,121,880

750	Harvest Junction Metropolitan District, Longmont, Colorado, General Obligation Bonds, Refunding and Improvement Series 2012, 5.375%, 12/01/37	12/22 at 100.00	N/R	765,990

6,758	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Series 2007A, 5.500%, 12/01/37	12/17 at 100.00	N/R	5,545,615

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$825	High Point Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R	$711,670

708	Horse Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	564,368

	Huntington Trails Metropolitan District, Colorado, General Obligation Bonds, Series 2008:
1,000	6.250%, 12/01/36	12/16 at 100.00	N/R	1,012,560
1,695	8.250%, 12/01/37	12/16 at 100.00	N/R	1,792,310

3,645	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34	1/18 at 100.00	N/R	3,705,325

2,282	Laredo Metropolitan District, Colorado, General Obligation Bonds, Series 2003, 7.500%, 12/01/33	12/14 at 100.00	N/R	1,888,013

1,583	Liberty Ranch Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 6.250%, 12/01/36	12/16 at 100.00	N/R	1,328,549

330	Maher Ranch Metropolitan District 4, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/36 – RAAI Insured	12/17 at 100.00	N/R	311,609

	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
1,250	5.500%, 12/01/27	12/16 at 100.00	N/R	984,225
2,300	5.625%, 12/01/37	12/16 at 100.00	N/R	1,750,553

2,697	Piney Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2005, 5.500%, 12/01/35	12/15 at 100.00	N/R	2,706,278

4,500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/40	12/22 at 100.00	N/R	4,517,010

12,930	Prairie Center Metropolitan District 3, Colorado, Limited Property Tax Revenue Bonds, Series 2006A, 5.400%, 12/15/31	12/16 at 100.00	N/R	12,798,761

4,000	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.500%, 1/15/30	7/20 at 100.00	Baa3	4,463,200

3,000	Rendezvous Residential Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 5.375%, 12/01/21	12/17 at 100.00	N/R	2,722,740

1,955	River Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R	1,770,370

1,200	River Park Metropolitan District, New Castle, Garfield County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2009, 6.990%, 6/15/39	9/14 at 100.00	N/R	1,202,244

2,264	Silver Peaks Metropolitan District 2, Colorado, Limited Tax Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	1,478,596

2,070	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.250%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	2,071,242

	Southlands Metropolitan District 2, Aurora, Colorado, General Obligation Bonds, Series 2010:
2,265	7.375%, 12/01/35	12/20 at 100.00	N/R	2,386,993
2,829	6.000%, 12/15/40	No Opt. Call	N/R	2,118,016

4,990	Stetson Ridge Metropolitan District 3, Colorado, Limited Tax General Obligation Bonds, Series 2012, 7.125%, 12/01/42	No Opt. Call	N/R	4,678,923

7,500	Stone Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited, Series 2007, 7.250%, 12/01/31 (8)	12/17 at 100.00	N/R	1,907,700

Nuveen Investments	45

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,285	Stoneridge Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.625%, 12/01/36	12/17 at 100.00	N/R	$1,287,557

2,540	Tabernash Meadows Water and Sanitation District, Grand County, Colorado, General Obligation Refunding Bonds, Series 2010, 7.125%, 12/01/34	12/20 at 100.00	N/R	2,739,746

1,935	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, General Obligation Refunding and Improvement Bonds, Limited Tax Convertible to Unlimited Tax, Series 2013, 5.125%, 11/01/38	12/23 at 100.00	N/R	1,926,080

1,040	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.100%, 12/01/26	12/16 at 100.00	N/R	1,045,730

6,450	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	6,812,426

1,186	Traditions Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	1,109,384

9,500	Valagua Metropolitan District, Eagle County, Colorado, General Obligation Limited Tax Bonds, Series 2008, 7.750%, 12/01/37	12/18 at 100.00	N/R	2,390,200

525	Waterfront Metropolitan District, Loveland, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007, 4.800%, 12/01/35 – RAAI Insured	12/17 at 100.00	N/R	460,010

	Wheatlands Metropolitan District 2, City of Aurora, Colorado, General Obligation Bonds, Subordinate Limited Tax Convertible to Unlimited Tax, Series 2008:
2,096	6.000%, 12/01/25	12/15 at 100.00	N/R	1,908,094
4,946	6.125%, 12/01/35	12/15 at 100.00	N/R	4,168,340
7,000	8.250%, 12/15/35	12/15 at 100.00	N/R	7,024,080

2,030	Wildgrass Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 6.200%, 12/01/34	12/16 at 100.00	N/R	2,043,256

1,300	Winter Farm Metropolitan District 1, Colorado, Property Tax Supported Revenue Bonds, Series 2011, 7.500%, 12/01/39 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (6)	1,666,353

	Wyndham Hill Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005:
500	6.250%, 12/01/25	12/15 at 100.00	N/R	472,345
1,393	6.375%, 12/01/35	12/15 at 100.00	N/R	1,277,895
816,111	Total Colorado			586,076,237

	Connecticut – 1.8%

4,750	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (Alternative Minimum Tax)	10/14 at 101.00	Ba3	4,908,935

5,420	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford Healthcare, Series 2014E, 5.000%, 7/01/42	No Opt. Call	A	5,693,060

	Hamden, Connecticut, Facility Revenue Bonds, Whitney Center Project, Series 2009A:
1,250	7.625%, 1/01/30	1/20 at 100.00	N/R	1,312,925
3,570	7.750%, 1/01/43	1/20 at 100.00	N/R	3,706,517

	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A:
886	7.000%, 4/01/22	4/20 at 100.00	N/R	1,020,406
38,220	7.875%, 4/01/39	4/20 at 100.00	N/R	44,131,105

104,360	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series 2013A, 6.050%, 7/01/31	No Opt. Call	N/R	66,788,475

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut (continued)

$1,885	Mohegan Tribe of Indians of Connecticut, Gaming Authority Priority Distribution Payment Public Improvement Bonds, Series 2001, 6.250%, 1/01/31	7/14 at 100.00	B	$1,885,547

	Mohegan Tribe of Indians of Connecticut, Gaming Authority Priority Distribution Payment Public Improvement Bonds, Series 2003:
475	5.125%, 1/01/23	7/14 at 100.00	B	470,545
17,600	5.250%, 1/01/33	7/14 at 100.00	B	16,580,080

5,000	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41	4/21 at 100.00	N/R	5,299,700
183,416	Total Connecticut			151,797,295

	Delaware – 0.2%

16,960	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa3	17,351,606

1,425	Wilmington, Delaware, Multifamily Rental Housing Revenue Bonds, Lincoln Towers Associates, LLC Project, Series 2011A and Series 2011B, 8.250%, 7/15/48 (Mandatory put 7/15/28)	7/21 at 100.00	N/R	1,532,987
18,385	Total Delaware			18,884,593

	District of Columbia – 0.5%

2,630	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/35	10/22 at 100.00	BBB–	2,440,614

	District of Columbia, Hospital Revenue Bonds, Children’s Hospital Obligated Group, Tender Option Bond Trust 11839:
2,395	19.089%, 7/15/17 – AGM Insured (IF)	No Opt. Call	AA	2,984,050
1,205	18.987%, 7/15/17 – AGM Insured (IF)	No Opt. Call	AA	1,499,683

2,050	District of Columbia, Revenue Bonds, Center for Strategic and International Studies, Inc., Series 2011, 6.625%, 3/01/41	3/21 at 100.00	BBB–	2,134,153

	District of Columbia, Revenue Bonds, Cesar Chavez Public Charter Schools for Public Policy, Series 2011:
2,590	7.125%, 11/15/26	11/20 at 100.00	BBB–	2,830,792
2,740	7.500%, 11/15/31	11/20 at 100.00	BBB–	3,031,262
1,000	7.875%, 11/15/40	11/20 at 100.00	BBB–	1,127,950

175	District of Columbia, Revenue Bonds, Friendship Public Charter School Inc., Series 2006, 5.000%, 6/01/26 – ACA Insured	6/16 at 100.00	BBB	175,681

2,500	District of Columbia, Revenue Bonds, Howard University, Series 2011A, 6.500%, 10/01/41 (UB) (5)	4/21 at 100.00	BBB+	2,766,975

	District of Columbia, Revenue Bonds, Howard University, Tender Option Bond Trust 1006:
2,500	23.273%, 10/01/37 (IF) (5)	4/21 at 100.00	BBB+	3,592,800
3,025	23.245%, 10/01/37 (IF) (5)	4/21 at 100.00	BBB+	4,345,624
1,750	23.273%, 10/01/41 (IF) (5)	4/21 at 100.00	BBB+	2,497,530
1,250	23.273%, 10/01/41 (IF) (5)	4/21 at 100.00	BBB+	1,783,950
1,250	23.273%, 10/01/41 (IF) (5)	4/21 at 100.00	BBB+	1,783,950
625	23.273%, 10/01/41 (IF) (5)	4/21 at 100.00	BBB+	891,975

	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B:
2,450	0.000%, 10/01/27 – AGC Insured	No Opt. Call	AA	1,348,382
1,400	0.000%, 10/01/29 – AGC Insured	No Opt. Call	AA	676,984
10,800	0.000%, 10/01/39 – AGC Insured	No Opt. Call	AA	2,741,688

Nuveen Investments	47

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	District of Columbia (continued)
$4,810	0.000%, 10/01/32 – AGC Insured	No Opt. Call	AA	$1,909,185
3,175	0.000%, 10/01/40 – AGC Insured	No Opt. Call	AA	761,746
50,320	Total District of Columbia			41,324,974

	Florida – 12.3%

	Alachua County Health Facilities Authority, Florida, Continuing Care Retirement Community Revenue Bonds, Oak Hammock Project, Series 2012A:
2,500	8.000%, 10/01/42	10/22 at 102.00	N/R	2,883,950
2,500	8.000%, 10/01/46	10/22 at 102.00	N/R	2,878,175

5,000	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Terraces at Bonita Springs Project, Mandatory Paydown TEMP-80 Series 2011B-1, 7.375%, 11/15/19	11/14 at 100.00	N/R	5,034,300

	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Terraces at Bonita Springs Project, Series 2011A:
10,380	8.000%, 11/15/31	11/21 at 100.00	N/R	11,998,657
12,700	8.125%, 11/15/41	11/21 at 100.00	N/R	14,578,711
7,500	8.125%, 11/15/46	No Opt. Call	N/R	8,588,625

3,745	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2004A, 6.300%, 5/01/35	5/15 at 100.00	N/R	3,557,226

3,025	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2006A, 5.375%, 5/01/37	5/15 at 100.00	N/R	2,394,681

2,400	Anthem Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.800%, 5/01/36 (9)	5/15 at 101.00	N/R	1,740,216

1,705	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A, 5.000%, 11/15/37	11/23 at 100.00	BBB	1,730,814

19,855	Ave Maria Stewardship Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 5/01/38	5/16 at 100.00	N/R	17,660,030

24,540	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2012, 6.700%, 5/01/42	5/22 at 100.00	N/R	25,236,445

3,500	Aventura Isles Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/43	11/24 at 100.00	N/R	3,645,285

8,000	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.300%, 5/01/35 (4)	5/15 at 101.00	N/R	7,989,920

4,035	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-1, 0.000%, 5/01/37	5/22 at 100.00	N/R	3,882,235

3,400	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-2, 5.400%, 5/01/37	5/22 at 100.00	N/R	3,247,952

4,960	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-3, 0.000%, 5/01/37	5/22 at 100.00	N/R	4,037,589

3,430	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-5, 0.000%, 5/01/37	5/22 at 100.00	N/R	2,456,909

2,650	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB–	2,726,983

	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A:
2,495	5.000%, 9/01/43	9/23 at 100.00	BBB–	2,303,958
1,035	5.000%, 9/01/45	9/23 at 100.00	BBB–	950,803
4,050	5.000%, 9/01/48	9/23 at 100.00	BBB–	3,701,903

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,765	Bay Laurel Center Community Development District, Marion County, Florida, Candler Hills Project, Special Assessment Bonds, Series 2006A, 5.450%, 5/01/37	5/16 at 100.00	N/R	$1,678,268

150	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Subordinate Lien Series 2007B, 6.200%, 5/01/38	5/17 at 100.00	N/R	150,698

3,035	Beeline Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Series 2008A, 7.000%, 5/01/37	5/18 at 100.00	N/R	3,198,951

3,510	Bella Vida Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/37	5/16 at 100.00	N/R	2,848,892

3,000	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2013, 6.500%, 11/01/43	11/28 at 100.00	N/R	3,173,790

7,000	Bellalago Educational Facilities Benefit District, Florida, Capital Improvement Bonds, Series 2004A, 6.000%, 5/01/33	5/14 at 100.00	N/R	7,002,940

11,570	Bellalago Educational Facilities Benefit District, Florida, Capital Improvement Bonds, Series 2004B, 5.800%, 5/01/34	5/14 at 100.00	N/R	11,574,973

1,000	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Phase 1 Project, Series 2013A, 6.500%, 11/01/43	11/24 at 100.00	N/R	1,048,880

1,455	Bloomingdale Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/36	5/15 at 101.00	N/R	1,407,771

18,510	Boggy Creek Improvement District, Orlando, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.125%, 5/01/43	5/23 at 100.00	N/R	18,221,429

5,680	Boynton Beach, Florida, Revenue Bonds, Charter Schools of Boynton Beach, Series 2012A, 6.800%, 6/01/42	6/22 at 100.00	B	5,411,166

2,750	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	2,479,538

5,680	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007A2, 6.000%, 5/01/38	5/17 at 100.00	N/R	5,285,183

	Brevard County, Florida, Industrial Development Revenue Bonds, TUFF Florida Tech Project, Series 2009:
1,500	6.500%, 11/01/29	11/19 at 100.00	BB+	1,644,300
11,000	6.750%, 11/01/39	11/19 at 100.00	BB+	11,973,170

	Capital Projects Finance Authority, Florida, Student Housing Revenue Bonds, Capital Projects Loan Program, Series 2001F-1:
660	5.125%, 10/01/21 – NPFG Insured	10/14 at 100.00	AA–	651,955
10,880	5.000%, 10/01/31 – NPFG Insured	10/14 at 100.00	AA–	10,644,337

2,500	Capital Trust Agency, Florida, Revenue Bonds, Miami Community Charter School Project, Series 2010A, 7.000%, 10/15/40	10/20 at 100.00	N/R	2,588,900

1,355	Caribe Palm Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.850%, 5/01/35	5/15 at 101.00	N/R	1,374,607

2,905	Cascades at Groveland Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.300%, 5/01/36	5/16 at 100.00	N/R	2,813,725

2,900	Century Gardens at Tamiami Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2007A, 6.250%, 5/01/37	5/17 at 100.00	N/R	2,920,561

3,545	Coconut Cay Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.375%, 5/01/36	5/15 at 100.00	N/R	3,598,494

Nuveen Investments	49

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University, Refunding Series 2013A:
$500	5.250%, 6/01/28	6/23 at 100.00	BBB–	$508,385
2,130	5.625%, 6/01/33	6/23 at 100.00	BBB–	2,173,559

	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, Series 2014A:
8,000	7.750%, 5/15/35	5/24 at 100.00	N/R	8,178,480
5,000	8.000%, 5/15/37	5/24 at 100.00	N/R	5,154,350

8,430	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, TEMPS 70 Series 2014B-2, 6.500%, 5/15/20	5/15 at 100.00	N/R	8,464,900

3,085	Copper Oaks Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/35	5/15 at 100.00	N/R	2,926,554

1,305	Copperstone Community Development District, Manatee County, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.200%, 5/01/38	5/17 at 100.00	N/R	1,281,132

4,820	Cordoba Ranch Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2006, 5.550%, 5/01/37	5/16 at 100.00	N/R	4,851,234

2,720	Country Greens Community Development District, Florida, Special Assessment Bonds, Series 2003, 6.625%, 5/01/34	5/14 at 100.00	N/R	2,720,816

1,535	Dade County Industrial Development Authority, Florida, Revenue Bonds, Miami Cerebral Palsy Residential Services Inc., Series 1995, 8.000%, 6/01/22	6/14 at 100.00	N/R	1,534,202

5,885	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	5,870,758

3,040	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/36	5/15 at 100.00	N/R	2,811,666

5,040	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2011B, 7.250%, 5/01/21	No Opt. Call	N/R	5,301,626

1,305	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2013, 5.000%, 11/01/33	5/23 at 100.00	N/R	1,212,789

1,405	Enclave at Black Point Marina Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.400%, 5/01/37	5/17 at 100.00	N/R	1,415,453

65	Enclave at Black Point Marina Community Development District, Florida, Special Assessment Bonds, Series 2007B, 5.200%, 5/01/14	No Opt. Call	N/R	64,999

4,250	Estancia at Wiregrass Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2013, 7.000%, 11/01/45	5/27 at 100.00	N/R	4,631,140

1,935	Flora Ridge Educational Facilities Benefit District, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	1,649,568

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A:
4,065	7.625%, 12/15/31	12/21 at 101.00	N/R	4,345,282
13,615	7.750%, 6/15/42	12/21 at 101.00	N/R	14,509,233

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2010A:
1,500	6.000%, 9/15/30	9/20 at 100.00	BB+	1,514,880
10,840	6.000%, 9/15/40	9/20 at 100.00	BB+	10,768,131

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A:
$9,610	7.000%, 6/15/26	6/21 at 100.00	BB–	$9,731,567
5,275	7.500%, 6/15/33	6/21 at 100.00	BB–	5,404,554
10,000	7.625%, 6/15/41	6/21 at 100.00	BB–	10,246,700

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2012A:
1,500	6.000%, 6/15/32	No Opt. Call	N/R	1,428,330
5,800	6.125%, 6/15/43	No Opt. Call	N/R	5,416,736

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2013A:
18,525	8.000%, 12/15/35	6/23 at 100.00	N/R	19,136,140
4,000	8.500%, 6/15/44	6/23 at 100.00	N/R	4,129,160

1,625	Florida Development Finance Corporation, Revenue Bonds, Learning Gate Community Charter School Project, Series 2007A, 6.000%, 2/15/37	2/17 at 100.00	BB	1,597,099

4,250	Florida Housing Finance Corporation, Multifamily Mortgage Revenue Bonds, Crossroads Apartments, Series 2010A-2, 7.250%, 8/15/27	8/20 at 100.00	N/R	4,514,180

4,250	Flow Way Community Development District, Florida, Special Assessment Bonds, Series 2013, 6.500%, 11/01/44	11/24 at 100.00	N/R	4,428,585

1,630	Gateway Services Community Development District, Fort Myers Lee County, Florida, Special Assessment Refunding Bonds, Series 2013, 5.750%, 5/01/33	5/23 at 100.00	N/R	1,708,485

2,580	Grand Hampton Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2003, 6.150%, 5/01/34	5/14 at 100.00	N/R	2,581,058

	Greater Orlando Aviation Authority, Florida, Special Purpose Airport Facilities Revenue Bonds, JetBlue Airways Corporation, Series 2013:
1,080	5.000%, 11/15/26 (Alternative Minimum Tax)	5/23 at 100.00	N/R	1,058,789
8,830	5.000%, 11/15/36 (Alternative Minimum Tax)	No Opt. Call	N/R	8,301,260

820	Greeneway Improvement District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2013, 5.125%, 5/01/43	5/23 at 100.00	N/R	807,216

990	Habitat Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.850%, 5/01/35	5/14 at 100.00	N/R	1,000,959

1,300	Harrison Ranch Community Development District, Manatee County, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.300%, 5/01/38	5/17 at 100.00	A-	1,323,192

3,585	Heron Isles Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.750%, 5/01/36	5/15 at 101.00	N/R	3,339,894

5,245	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 11797, 18.525%, 5/15/15 (IF)	No Opt. Call	AA	6,814,724

3,130	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 3187, 18.634%, 5/15/15 (IF)	No Opt. Call	AA	4,065,870

1,875	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 3251, 19.159%, 5/15/31 – BHAC Insured (IF)	11/16 at 100.00	AA+	2,505,975

3,670	Hillsborough County Industrial Development Authority, Florida, Charter School Revenue Bonds, Terrace Community Middle School, Series 2007A, 5.125%, 5/15/37	5/17 at 100.00	BB+	3,500,556

Nuveen Investments	51

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Jacksonville Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Brooks Health System, Tender Option Bond Trust 1004:
$5,810	18.493%, 11/01/32 (IF) (5)	11/17 at 100.00	A	$6,436,841
2,865	18.496%, 11/01/38 (IF) (5)	11/17 at 100.00	A	3,099,586

8,095	Jacksonville, Florida, Economic Development Commission Health Care Facilities Revenue Bonds, Florida Proton Therapy Institute Project, Series 2007A, 6.250%, 9/01/27	9/17 at 100.00	N/R	8,799,022

2,605	Jacksonville, Florida, Special Revenue Bonds, Tender Option Bond Trust 3918, 17.955%, 4/01/35 (IF) (5)	10/21 at 100.00	Aa2	3,291,001

3,315	Keys Cove Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/35	5/15 at 101.00	N/R	3,438,285

7,900	Keys Cove II Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.500%, 5/01/36	5/15 at 100.00	N/R	7,382,550

	Lake County, Florida, Industrial Development Revenue Bonds, Crane’s View Lodge Project, Series 2012A:
865	6.250%, 11/01/27	11/17 at 102.00	N/R	815,392
3,500	7.125%, 11/01/42	No Opt. Call	N/R	3,362,310

2,080	Lake Frances Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	1,783,725

1,220	Lake Powell Residential Golf Community Development District, Bay County, Florida, Special Assessment Revenue Refunding Bonds, Series 2012, 5.750%, 11/01/32	No Opt. Call	N/R	1,231,102

250	Lakeland, Florida, Educational Facilities Revenue Bonds, Florida Southern College Project, Refunding Series 2012A, 5.000%, 9/01/37	9/22 at 100.00	BBB+	254,330

8,180	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Refunding Series 2014, 5.625%, 5/01/34	5/24 at 100.00	N/R	8,365,193

	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2012:
4,500	5.250%, 11/01/33	11/22 at 100.00	N/R	4,447,530
3,000	5.750%, 11/01/42	11/22 at 100.00	N/R	2,975,070

	Lakeside Landings Community Development District, Florida, Special Assessment Bonds, Series 2007A:
2,390	5.250%, 5/01/13	No Opt. Call	N/R	1,042,040
675	5.500%, 5/01/38 (4)	5/17 at 100.00	N/R	294,300

6,750	Landmark at Doral Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.500%, 5/01/38	5/16 at 100.00	N/R	6,643,080

1,850	Lee County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Janies Garden Phase 2, Series 2010B, 7.250%, 9/15/47 (Mandatory put 9/15/27)	9/20 at 100.00	N/R	1,940,928

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:
12,935	5.250%, 6/15/27	6/17 at 100.00	BB	13,030,460
34,550	5.375%, 6/15/37	6/17 at 100.00	BB	34,525,124

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A:
2,625	5.500%, 6/15/32	6/22 at 100.00	BB	2,678,209
4,125	5.750%, 6/15/42	6/22 at 100.00	BB	4,213,234

5,675	Lee County Industrial Development Authority, Florida, Healthcare Facilities Refunding Revenue Bonds, Cypress Cove at HealthPark Florida, Inc. Project, Series 2012, 5.750%, 10/01/42	No Opt. Call	N/R	5,702,864

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Park Royal Psychiatric Hospital, Series 2010:
$7,280	9.000%, 12/01/30	12/18 at 104.00	N/R	$7,750,579
15,540	9.500%, 12/01/40	12/18 at 104.00	N/R	16,510,318

1,000	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Shell Point/Alliance Obligated Group, Shell Point Village/Alliance Community Project, Series 2007, 5.000%, 11/15/29	5/17 at 100.00	BB+	1,006,140

	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A:
6,800	5.000%, 4/01/32 (UB) (5)	4/17 at 100.00	A	6,972,176
23,920	5.000%, 4/01/37 (UB) (5)	4/17 at 100.00	A	24,452,938

263	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.400%, 5/01/37	5/17 at 100.00	N/R	216,270

9,680	Madison County, Florida, First Mortgage Revenue Bonds, Twin Oaks Project, Series 2005A, 6.000%, 7/01/25 (4)	7/15 at 100.00	N/R	5,835,004

4,250	Magnolia Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.600%, 5/01/14 (4)	No Opt. Call	N/R	1,465,953

5,000	Martin County Health Facilities Authority, Florida, Hospital Revenue Bonds, Martin Memorial Medical Center, Series 2012, 5.500%, 11/15/42	No Opt. Call	Baa1	5,274,150

1,020	Mediterra South Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 5.100%, 5/01/31	5/22 at 100.00	BBB+	1,042,042

2,880	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Tender Option Bond Trust Series 1009, 18.898%, 10/01/41 (IF) (5)	10/20 at 100.00	A	3,876,394

3,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008, Trust 1145, 17.884%, 4/01/32 – AGC Insured (Alternative Minimum Tax) (IF) (5)	10/18 at 100.00	AA	4,204,900

3,210	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Tender Option Bond Trust 3271, 21.029%, 6/01/17 – AGM Insured (IF)	No Opt. Call	AA	4,068,996

	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Series 2005A:
900	0.000%, 10/01/33 – NPFG Insured	10/15 at 39.62	AA–	331,479
700	0.000%, 10/01/35 – NPFG Insured	10/15 at 35.68	AA–	231,168
3,785	0.000%, 10/01/37 – NPFG Insured	10/15 at 32.05	AA–	1,119,414
9,675	0.000%, 10/01/38 – NPFG Insured	10/15 at 30.36	AA–	2,729,703
4,680	0.000%, 10/01/39 – NPFG Insured	10/15 at 28.76	AA–	1,213,852

	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Series 2009:
24,650	0.000%, 10/01/39	No Opt. Call	A+	6,653,775
1,000	0.000%, 10/01/41	No Opt. Call	A+	234,070
4,200	0.000%, 10/01/42	No Opt. Call	A+	929,880

	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 11834:
855	17.675%, 4/01/19 – AGM Insured (IF)	No Opt. Call	AA	1,065,706
3,750	17.675%, 10/01/33 – AGM Insured (IF)	10/20 at 100.00	AA	4,674,150
2,065	17.655%, 10/01/33 – AGM Insured (IF)	10/20 at 100.00	AA	2,573,279

	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Infrastructure Project, Refunding Series 2014B:
1,120	4.250%, 5/01/24 (WI/DD, Settling 5/20/14)	5/23 at 100.00	N/R	1,120,000
2,895	5.000%, 5/01/29 (WI/DD, Settling 5/20/14)	5/23 at 100.00	N/R	2,931,216
6,735	5.000%, 5/01/37 (WI/DD, Settling 5/20/14)	5/23 at 100.00	N/R	6,728,602

Nuveen Investments	53

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Refunding Series 2014A:
$4,455	4.250%, 5/01/24 (WI/DD, Settling 5/20/14)	5/23 at 100.00	N/R	$4,455,000
3,500	5.000%, 5/01/29 (WI/DD, Settling 5/20/14)	5/23 at 100.00	N/R	3,543,785
13,915	5.000%, 5/01/37 (WI/DD, Settling 5/20/14)	5/23 at 100.00	N/R	13,901,781

1,270	Mira Lago West Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.375%, 5/01/36	5/15 at 101.00	N/R	1,281,138

1,000	Mirabella Community Development District, Hillsborough County, Florida, Capital Improvement Revenue Bonds, Series 2013, 7.000%, 11/01/44	11/24 at 100.00	N/R	1,038,400

1,500	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 5.375%, 5/01/32	5/23 at 100.00	N/R	1,535,340

3,425	Myrtle Creek Improvement District, Florida, Special Assessment Revenue Bonds, Series 2006A, 5.200%, 5/01/37	5/16 at 100.00	N/R	3,421,335

1,265	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38 (4)	5/17 at 100.00	N/R	628,971

2,320	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.300%, 5/01/16 (4)	No Opt. Call	N/R	1,152,089

410	Meadow Pines Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2014-2, 6.000%, 5/01/34 (WI/DD, Settling 5/27/14)	5/24 at 100.00	N/R	410,000

1,385	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	1,363,392

1,925	Northern Palm Beach County Improvement District, Florida, Special Assessment Revenue Bonds, Water Control and Improvement Refunding Bonds, Development Unit 16, Series 2012, 5.750%, 8/01/32	8/22 at 100.00	N/R	1,978,015

975	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	989,674

	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Tender Option Bond Trust 1071:
3,565	17.090%, 10/01/42 (IF) (5)	4/22 at 100.00	A	3,853,836
345	17.042%, 10/01/42 (IF) (5)	4/22 at 100.00	A	372,869

1,270	Orchid Grove Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	1,161,148

1,000	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center, Series 2013A, 5.000%, 11/01/43	11/22 at 100.00	BBB+	1,020,830

	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A:
500	6.750%, 6/01/24 (WI/DD, Settling 5/21/14)	6/22 at 102.00	N/R	540,220
1,000	6.850%, 6/01/26 (WI/DD, Settling 5/21/14)	6/22 at 102.00	N/R	1,080,060
1,000	7.000%, 6/01/29 (WI/DD, Settling 5/21/14)	6/22 at 102.00	N/R	1,079,500
5,000	7.375%, 6/01/44 (WI/DD, Settling 5/21/14)	6/22 at 102.00	N/R	5,342,450
2,255	7.500%, 6/01/49 (WI/DD, Settling 5/21/14)	6/22 at 102.00	N/R	2,407,709

2,445	Palm Glades Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.300%, 5/01/36	5/16 at 100.00	N/R	2,430,232

2,150	Panther Trails Community Development District, Florida, Special Assessment Bonds, Series 2011, 7.150%, 11/01/41	11/18 at 100.00	N/R	2,298,114

500	Park Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 13A-1, 7.375%, 11/01/44	11/27 at 100.00	N/R	528,540

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012:
$560	4.875%, 5/01/22	No Opt. Call	N/R	$568,641
1,620	5.375%, 5/01/31	5/22 at 100.00	N/R	1,637,950

11,245	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	5/14 at 100.00	N/R	10,576,147

2,615	Pine Ridge Plantation Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.400%, 5/01/37	5/15 at 100.00	N/R	2,111,900

575	Poinciana West Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.000%, 5/01/37	5/17 at 100.00	N/R	556,221

	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007:
5,455	5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	AA–	5,614,777
315	5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	AA–	322,059

2,605	Punta Gorda Housing Authority, Florida, Gulf Breeze Apartments Multifamily Housing Revenue Bonds, Series 2007A, 6.125%, 1/01/45 (Mandatory put 11/01/24) (Alternative Minimum Tax)	1/22 at 100.00	N/R	2,574,287

	Randal Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2012:
460	5.750%, 11/01/22	No Opt. Call	N/R	489,376
1,250	6.125%, 11/01/32	No Opt. Call	N/R	1,325,500
1,000	6.875%, 11/01/42	11/32 at 100.00	N/R	1,099,360

4,350	Renaissance Commons Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.600%, 5/01/36	5/15 at 100.00	N/R	3,566,565

3,250	Renaissance Community Development District, Lee County, Florida, Special Assessment Bonds, Refunding Series 2012, 5.550%, 5/01/33	5/22 at 100.00	N/R	3,327,123

3,500	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Series 2002A, 7.375%, 5/01/33 (4)	5/14 at 100.00	N/R	3,553,652

2,885	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004A-1, 6.250%, 5/01/36	5/22 at 100.00	N/R	2,881,913

1,900	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2014, 7.125%, 11/01/44	11/24 at 100.00	N/R	1,952,421

1,915	Sail Harbour Community Development District, Florida, Special Assessment Revenue Bonds, Series 05A, 5.500%, 5/01/36 – RAAI Insured	5/14 at 100.00	N/R	1,917,509

6,375	Saint Johns County Industrial Development Authority, Florida, Health Care Revenue Bonds, Glenmoor at Saint Johns, Refunding Series 2014A, 1.344%, 1/01/49	4/17 at 100.00	N/R	3,759,401

2,359	Saint Johns County Industrial Development Authority, Florida, Health Care Revenue Bonds, Glenmoor at Saint Johns, Refunding Series 2014B, 2.500%, 1/01/49	4/17 at 100.00	N/R	24

	Saint Lucie West Services District, Florida, Utility Revenue Bonds, Series 2004:
2,140	5.250%, 10/01/34 – NPFG Insured	10/14 at 101.00	AA–	2,173,876
455	5.000%, 10/01/38 – NPFG Insured	10/14 at 101.00	AA–	461,543

8,500	Sarasota National Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.300%, 5/01/39	5/17 at 100.00	N/R	8,279,510

	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A:
3,000	5.500%, 10/01/24	10/17 at 100.00	BBB–	3,262,200
21,150	5.250%, 10/01/27	10/17 at 100.00	BBB–	22,645,940

Nuveen Investments	55

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$6,580	Somerset Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/37	5/15 at 101.00	N/R	$6,375,230

2,190	South Kendall Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2008A, 6.750%, 11/01/38	11/16 at 100.00	N/R	2,241,443

2,340	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Tender Option Bond Trust 1255, 22.650%, 8/15/42 (IF) (5)	8/17 at 100.00	AA	2,742,480

6,350	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 1117, 8.559%, 2/15/28 (IF)	8/17 at 100.00	AA	6,708,267

	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 2749:
750	17.376%, 8/15/23 (IF)	8/17 at 100.00	AA	1,057,050
6,250	15.868%, 8/15/42 (IF)	8/17 at 100.00	AA	7,183,000

	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Trust 1030:
3,835	15.869%, 8/15/15 (IF) (5)	No Opt. Call	AA	5,249,310
2,130	15.851%, 8/15/15 (IF) (5)	No Opt. Call	AA	2,949,986

4,120	South-Dade Venture Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012, 5.125%, 5/01/33	5/22 at 100.00	BBB–	4,163,094

2,015	South-Dade Venture Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.250%, 5/01/34	5/23 at 101.00	N/R	2,052,115

2,225	Stonegate Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.000%, 5/01/34	5/23 at 100.00	N/R	2,233,476

2,500	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2013, 6.500%, 5/01/39	5/23 at 100.00	N/R	2,595,300

8,970	Sweetwater Creek Community Development District, Saint John’s County, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38	5/17 at 100.00	N/R	8,685,651

	Terra Bella Community Development District, Pasco County, Florida, Special Assessment Bonds, Series 2011A:
460	6.750%, 11/01/27	11/18 at 100.00	N/R	475,709
2,240	7.850%, 11/01/41	11/18 at 100.00	N/R	2,347,027

9,475	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	6,950,292

22,430	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	13,410,897

11,690	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	5,177,384

	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3:
340	6.375%, 5/01/17 (4)	No Opt. Call	N/R	3
1,560	6.450%, 5/01/23 (4)	5/18 at 100.00	N/R	16
2,060	6.550%, 5/01/27 (4)	5/18 at 100.00	N/R	21
10,200	6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	102

12,095	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (4)	5/17 at 100.00	N/R	121

	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007-1. RMKT:
30	6.375%, 5/01/17 (4)	No Opt. Call	N/R	30,008

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)
$140	6.450%, 5/01/23 (4)	5/18 at 100.00	N/R	$141,068
175	6.550%, 5/01/27 (4)	5/18 at 100.00	N/R	176,320
860	6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	871,266

3,190	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007A-1. RMKT, 5.250%, 5/01/39 (4)	5/17 at 100.00	N/R	2,799,704

	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1:
450	6.375%, 5/01/17	No Opt. Call	N/R	440,636
2,655	6.450%, 5/01/23	5/17 at 100.00	N/R	2,604,874
3,460	6.550%, 5/01/27	5/17 at 100.00	N/R	3,382,323
2,305	5.250%, 5/01/39	5/17 at 100.00	N/R	2,194,752
16,955	6.650%, 5/01/40	5/17 at 100.00	N/R	17,146,252

36,875	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/15 at 100.00	BB	36,892,700

	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2:
1,970	6.375%, 5/01/17 (4)	No Opt. Call	N/R	1,204,005
6,180	6.450%, 5/01/23 (4)	5/18 at 100.00	N/R	3,635,447
8,045	6.550%, 5/01/27 (4)	5/18 at 100.00	N/R	4,705,199
39,495	6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	23,000,308

9,200	Trails Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.375%, 5/01/38 (4)	5/16 at 100.00	N/R	5,919,372

750	Triple Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2012, 6.750%, 11/01/43 – AGM Insured	11/32 at 100.00	N/R	832,005

	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A1:
590	5.000%, 5/01/23	5/22 at 100.00	N/R	611,889
1,500	5.500%, 5/01/34	5/22 at 100.00	N/R	1,552,170

	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2:
1,500	5.000%, 5/01/23	5/22 at 100.00	N/R	1,541,415
2,750	5.500%, 5/01/34	5/22 at 100.00	N/R	2,826,643

1,055	Venetian Parc Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Area One Project, Series 2013, 6.500%, 11/01/43	11/28 at 100.00	N/R	1,121,423

5,000	Verandah West Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2013, 5.000%, 5/01/33	5/23 at 100.00	N/R	4,713,150

845	Villa Portofino East Development District, Homestead, Florida, Special Assessment Bonds, Series 2007A, 5.200%, 5/01/37	5/17 at 100.00	N/R	804,727

	Villa Vizcaya Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007:
1,520	5.350%, 5/01/13 (4)	No Opt. Call	N/R	676,096
1,000	5.350%, 5/01/17 (4)	No Opt. Call	N/R	444,800
1,500	5.550%, 5/01/39 (4)	5/17 at 100.00	N/R	667,200

640	Vizcaya in Kendall Community Development District, Florida, Special Assessment Revenue Bonds, Phase One Assessment Area, Refunding Series 2012A-1, 5.600%, 5/01/22	No Opt. Call	N/R	658,739

2,945	Waters Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/36	5/15 at 101.00	N/R	2,834,032

Nuveen Investments	57

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$18,870	Wentworth Estates Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.625%, 5/01/37	5/15 at 100.00	N/R	$18,802,445
1,146,017	Total Florida			1,039,113,656

	Georgia – 1.6%

1,485	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Testletree Village Apartments, Series 2013A, 5.000%, 11/01/48	11/23 at 100.00	A–	1,477,634

5,925	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	6,975,088

2,910	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	3,425,739

500	Augusta, Georgia, Airport Revenue Bonds, Series 2005A, 5.150%, 1/01/35	1/15 at 100.00	Baa2	503,795

	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:
890	5.250%, 12/01/22	6/14 at 100.00	CCC	767,883
95	5.375%, 12/01/28	6/14 at 100.00	CCC	75,908

11,500	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	B+	13,997,455

12,830	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009B, 9.000%, 6/01/35 (Alternative Minimum Tax)	6/15 at 100.00	B+	13,557,204

	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
3,490	5.250%, 12/01/22	12/14 at 100.00	BB–	3,494,712
3,310	5.000%, 12/01/26	12/14 at 100.00	BB–	3,232,844

4,750	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013B, 7.000%, 10/01/43	10/23 at 100.00	N/R	4,915,015

	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010:
5,200	7.625%, 12/01/30	12/20 at 100.00	N/R	4,325,568
5,200	8.000%, 12/01/40	12/20 at 100.00	N/R	4,265,456
3,500	8.125%, 12/01/45	12/20 at 100.00	N/R	2,893,100

5,445	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project, Series 2013A, 6.500%, 4/01/43	4/23 at 100.00	N/R	5,058,187

	Fulton County Residential Care Facilities Elderly Authority, Georgia, First Mortgage Revenue Bonds, Lenbrook Project, Series 2006A:
9,550	5.000%, 7/01/27	7/17 at 100.00	N/R	9,395,672
1,000	5.000%, 7/01/29	7/17 at 100.00	N/R	963,870
8,000	5.125%, 7/01/37	7/17 at 100.00	N/R	7,467,760
38,655	5.125%, 7/01/42	7/17 at 100.00	N/R	35,439,291

4,000	Fulton County Residential Care Facilities Elderly Authority, Georgia, First Mortgage Revenue Bonds, Lenbrook Project, Series 2006B, 7.300%, 7/01/42	No Opt. Call	N/R	3,981,280

200	Fulton County Residential Care Facilities Elderly Authority, Georgia, Revenue Bonds, Canterbury Court Project, Series 2004A, 6.125%, 2/15/34	8/14 at 101.00	N/R	201,172

5,868	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2011A-1, 4.600%, 7/01/26	No Opt. Call	N/R	4,954,574
134,303	Total Georgia			131,369,207

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Guam – 0.8%

$1,500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	$1,531,995

	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A:
1,000	6.625%, 12/01/30	12/20 at 100.00	B+	1,039,720
6,000	6.875%, 12/01/40	12/20 at 100.00	B+	6,261,060

1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 5.875%, 7/01/35	7/15 at 100.00	A–	1,010,870

2,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.250%, 7/01/25	7/20 at 100.00	A–	2,063,040

	Guam Government, General Obligation Bonds, 2009 Series A:
7,800	6.750%, 11/15/29	11/19 at 100.00	BB–	8,390,928
33,530	7.000%, 11/15/39	11/19 at 100.00	BB–	36,218,771

1,410	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	1,515,228

	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013:
2,000	5.250%, 7/01/33	7/23 at 100.00	A–	2,102,340
4,000	5.500%, 7/01/43	7/23 at 100.00	A–	4,222,440
60,240	Total Guam			64,356,392

	Hawaii – 0.2%

3,913	Hawaii Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R	3,704,359

4,150	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43	7/23 at 100.00	BB+	4,327,745

5,205	Hawaii Housing Finance and Development Corporation, Multifamily Housing Revenue Bonds, Wilikina Apartments Project, Series 2012A, 6.750%, 5/01/47	5/22 at 100.00	BB	5,586,839

790	Hawaii State Department of Transportation, Special Facility Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%, 6/01/20 (Alternative Minimum Tax)	6/14 at 100.00	B	790,766

	Kauai County, Hawaii, Special Tax Bonds, Community Facilities District 2008-1 Kukuiula Development Project, Series 2012:
1,100	5.625%, 5/15/33	5/22 at 100.00	N/R	1,103,905
3,000	5.750%, 5/15/42	5/22 at 100.00	N/R	3,010,620
18,158	Total Hawaii			18,524,234

	Idaho – 0.1%

3,875	Harris Ranch Community Infrastructure District 1, Boise, Idaho, Special Assessment Bonds, Assessment Area One, Series 2011, 9.000%, 9/01/40	9/21 at 100.00	N/R	4,294,430

1,000	Idaho Housing and Finance Association NonProfit Facilities Revenue Bonds, Liberty Charter School, Inc, Series 2008A, 6.000%, 6/01/38	6/18 at 100.00	BBB–	1,019,480
4,875	Total Idaho			5,313,910

	Illinois – 7.4%

1,065	Bellwood, Illinois, General Obligation Bonds, Series 2008, 7.000%, 12/01/29	No Opt. Call	N/R	1,071,039

8,350	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	1/15 at 102.00	N/R	7,688,597

4,000	Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Forest City Project, Series 2005, 5.900%, 3/01/27	3/15 at 102.00	N/R	3,798,800

Nuveen Investments	59

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$3,660	Bolingbrook, Will and DuPage Counties, Illinois, Wastewater Facilities Revenue Bonds, Crossroads Treatment LLC, Series 2005, 6.600%, 1/01/35	1/15 at 102.00	N/R	$3,302,015

2,670	Bradley, Illinois, Tax Increment Bonds, Bradley Commons, Series 2007, 6.100%, 1/01/27	1/17 at 102.00	N/R	2,695,739

926	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	N/R	913,480

5,505	Chicago Board of Education, Cook County, Illinois, General Obligation Bonds, Tender Option Bond Trust 1210, 24.071%, 12/01/39 – AGM Insured (IF) (5)	12/21 at 100.00	AA	6,867,322

1,200	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 188 West Randolph/Wells Redevelopment Project, Note Series 2014, 6.835%, 3/15/33	9/14 at 100.00	N/R	1,200,012

1,132	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th and State Redevelopment Project, Series 2012, 6.100%, 1/15/29	No Opt. Call	N/R	1,088,802

6,750	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26	7/14 at 100.00	N/R	5,288,963

4,510	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Pullman Park/Chicago Redevelopment Project, Series 2013A, 7.125%, 3/15/33	10/18 at 100.00	N/R	4,582,837

800	Chicago, Illinois, General Obligation Bonds, Tender Option Bond Trust 1212, 22.716%, 1/01/35 – AGM Insured (IF) (5)	1/21 at 100.00	AA	930,200

56,580	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B3	57,164,471

2,429	Crystal Lake Special Service Area 46, Illinois, Limited Tax Obligation Bonds, Series 2007, 5.750%, 3/01/36	3/17 at 100.00	N/R	2,171,113

355	Deerfield, Illinois, Educational Facility Revenue Bonds, Chicagoland Jewish High School Project, Capital Appreciation Series 2011B, 0.000%, 10/01/31	5/14 at 100.00	N/R	84,529

661	Deerfield, Illinois, Educational Facility Revenue Bonds, Chicagoland Jewish High School Project, Series 2011A, 6.000%, 10/01/42	5/15 at 101.00	N/R	564,844

1,700	East Dundee, Illinois, Kane and Cook Counties, Illinois, Limited Obligation Tax Increment Revenue Bonds, Route 25 South Redevelopment Project, Series 2012, 5.250%, 12/01/22	No Opt. Call	N/R	1,653,845

	Evanston, Illinois, Educational Facility Revenue Bonds, Roycemore School Project, Series 2011:
7,865	7.750%, 7/01/30	7/21 at 100.00	N/R	8,422,707
1,545	8.000%, 7/01/35	7/21 at 100.00	N/R	1,682,412
2,000	8.250%, 7/01/41	7/21 at 100.00	N/R	2,181,100

2,500	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	2,736,675

790	Illinois Development Finance Authority, Environmental Services Revenue Bonds, Citgo Petroleum Corporation Project, Series 2002, 8.000%, 6/01/32 (Alternative Minimum Tax)	6/14 at 100.00	BB+	790,861

2,000	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 5.500%, 5/15/23	5/15 at 100.00	BBB–	2,019,180

	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007:
25	5.000%, 12/01/21	12/16 at 100.00	BBB+	25,771
1,250	5.000%, 12/01/36	12/16 at 100.00	BBB+	1,212,900

205	Illinois Finance Authority, Illinois, Northwestern University, Revenue Bonds, Tender Option Bond Trust 3302, 18.247%, 6/01/15 (IF)	No Opt. Call	AAA	252,658

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$61,680	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B3	$62,317,154

200	Illinois Finance Authority, Revenue and Refunding Bonds, Roosevelt University Project, Series 2009, 6.500%, 4/01/44	10/19 at 100.00	BBB	207,312

	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A:
3,510	7.750%, 5/15/30	5/20 at 100.00	N/R	3,571,355
10,000	8.000%, 5/15/40	5/20 at 100.00	N/R	10,166,300
10,625	8.000%, 5/15/46	5/20 at 100.00	N/R	10,775,663

5,140	Illinois Finance Authority, Revenue Bonds, Central Baptist Village, Series 2007, 5.375%, 11/15/39	11/17 at 100.00	N/R	4,774,854

	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Tender Option Bond Trust 1098:
1,500	18.246%, 8/15/15 – AGC Insured (IF) (5)	No Opt. Call	AA	1,718,460
1,625	18.246%, 2/15/39 – AGC Insured (IF) (5)	8/18 at 100.00	AA	1,841,060
2,495	18.246%, 8/15/47 – AGC Insured (IF) (5)	8/18 at 100.00	AA	2,826,735
625	18.246%, 8/15/47 – AGC Insured (IF) (5)	8/18 at 100.00	AA	708,100
550	18.168%, 8/15/47 – AGC Insured (IF) (5)	8/18 at 100.00	AA	622,793

890	Illinois Finance Authority, Revenue Bonds, De Kalb Supportive Living Project, Series 2007, 6.100%, 12/01/41 (Alternative Minimum Tax)	12/17 at 102.00	N/R	797,618

5,500	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.625%, 2/15/37	2/15 at 100.00	BB–	5,114,615

	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A:
1,000	5.000%, 4/01/26	4/16 at 100.00	Baa3	979,750
11,170	5.000%, 4/01/31	4/16 at 100.00	Baa3	10,465,955
18,640	5.000%, 4/01/36	4/16 at 100.00	Baa3	16,974,330

6,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa3	6,369,960

1,905	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 6.000%, 10/01/48	10/22 at 100.00	BBB–	1,987,277

10,465	Illinois Finance Authority, Revenue Bonds, Midwest Regional Medical Center Galena-Stauss Hospital, Series 2006, 6.750%, 10/01/46	10/16 at 100.00	N/R	8,999,900

	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A:
110	5.250%, 5/15/15	No Opt. Call	N/R	113,165
2,900	5.500%, 5/15/26	5/17 at 100.00	N/R	2,957,565
11,750	5.750%, 5/15/38	5/17 at 100.00	N/R	11,875,020
350	5.400%, 5/15/38	5/14 at 100.00	N/R	349,969

3,125	Illinois Finance Authority, Revenue Bonds, Northshore University HealthSystem, Tender Option Bond Trust 3764, 18.183%, 5/01/26 (IF) (5)	No Opt. Call	AA	3,933,750

	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Tender Option Bond Trust 4285:
560	18.026%, 8/15/20 (IF) (5)	No Opt. Call	AA+	701,187
1,000	18.026%, 2/15/37 (IF) (5)	8/22 at 100.00	AA+	1,252,120
1,925	18.038%, 2/15/37 (IF) (5)	8/22 at 100.00	AA+	2,305,534

	Illinois Finance Authority, Revenue Bonds, Northwestern University, Tender Option Bond Trust 11783:
490	19.978%,2/15/19 (IF)	No Opt. Call	AA–	658,972
625	19.978%, 2/15/31 (IF)	8/19 at 100.00	AA–	955,625

Nuveen Investments	61

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$24,500	Illinois Finance Authority, Revenue Bonds, Northwestern University, Series 2006, 5.000%, 12/01/42 (UB)	12/15 at 100.00	AAA	$25,915,365

1,900	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37 (UB) (5)	11/17 at 100.00	A	2,006,818

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bond Trust 4702:
1,125	20.089%, 11/15/33 (IF) (5)	11/17 at 100.00	A	1,391,411
4,260	21.117%, 5/15/39 (IF) (5)	5/20 at 100.00	A	6,217,726
1,705	21.117%, 5/15/39 (IF) (5)	5/20 at 100.00	A	2,486,248
4,740	21.112%, 5/15/39 (IF) (5)	5/20 at 100.00	A	6,918,314

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bonds Trust 1115:
3,525	17.407%, 5/15/41 (IF) (5)	5/22 at 100.00	A	4,102,254
2,500	17.407%, 5/15/41 (IF) (5)	5/22 at 100.00	A	2,909,400

1,110	Illinois Finance Authority, Revenue Bonds, Provena Health Series 2010A, 6.000%, 5/01/28	5/20 at 100.00	BBB+	1,207,680

8,120	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	10,082,117

10,310	Illinois Finance Authority, Revenue Bonds, Rogers Park Montessori School, Series 2004, 7.125%, 11/01/34	11/14 at 102.00	N/R	10,524,964

9,040	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/38 (UB) (5)	11/18 at 100.00	A+	10,798,190

2,450	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009B, 7.250%, 11/01/38 (UB) (5)	11/18 at 100.00	A+	2,926,501

5,550	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39 (UB)	5/19 at 100.00	A+	6,290,648

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Tender Option Bonds Trust 1017:
300	22.629%, 11/01/39 (IF) (5)	5/19 at 100.00	A+	473,352
250	23.635%, 11/01/39 (IF) (5)	5/19 at 100.00	A+	383,450
3,067	23.623%, 11/01/39 (IF) (5)	5/19 at 100.00	A+	4,703,245
1,065	23.582%, 11/01/39 (IF) (5)	5/19 at 100.00	A+	1,632,155
815	23.565%, 11/01/39 (IF) (5)	5/19 at 100.00	A+	1,248,710
315	23.453%, 11/01/39 (IF) (5)	5/19 at 100.00	A+	481,811

650	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB+	722,241

	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust 3908:
1,030	21.878%, 2/15/19 – AGM Insured (IF) (5)	No Opt. Call	AA	1,565,888
665	21.759%, 2/15/19 – AGM Insured (IF) (5)	No Opt. Call	AA	1,009,031

2,285	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Tender Option Bond Trust 11783-1, 19.978%, 2/15/31 (IF)	8/19 at 100.00	AA–	3,493,765

	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Tender Option Bond Trust 3907:
3,025	20.135%, 2/15/19 (IF) (5)	No Opt. Call	AA–	3,986,103
4,250	20.135%, 2/15/35 (IF) (5)	2/21 at 100.00	AA–	5,600,310

3,035	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2013, 5.250%, 2/15/40	2/23 at 100.00	N/R	2,780,606

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Student Housing Revenue Bonds, MJH Education Assistance Illinois IV LLC, Fullerton Village Project, Series 2004A:
$50	5.000%, 6/01/09 (4)	No Opt. Call	Ca	$40,501
1,115	5.000%, 6/01/11 (4)	No Opt. Call	Ca	903,161
1,160	5.000%, 6/01/12 (4)	No Opt. Call	Ca	939,612
1,225	5.000%, 6/01/13 (4)	No Opt. Call	Ca	992,262
1,060	5.000%, 7/01/13 (4)	No Opt. Call	Ca	858,611
1,290	5.000%, 6/01/14 (4)	No Opt. Call	Ca	1,044,913
7,540	5.500%, 6/01/19 (4)	6/14 at 100.00	Ca	6,107,475
6,905	5.000%, 6/01/24 (4)	6/14 at 100.00	Ca	5,593,119
21,650	5.125%, 6/01/35 (4)	6/14 at 100.00	Ca	17,536,717

1,865	Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, Tender Option Bond Trust 3721, 18.476%, 2/01/33 (IF) (5)	8/18 at 100.00	AA	1,881,039

22,010	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized – Lifelink Developments, Series 2006, 4.850%, 4/20/41 (Alternative Minimum Tax) (UB) (5)	4/16 at 100.00	AA+	22,120,490

10,000	Illinois State, General Obligation Bonds, Various Purpose, Series 2014, 5.000%, 2/01/39	2/24 at 100.00	A–	10,378,500

25,935	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	14,407,671

4,015	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	CCC–	2,690,733

	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
1,595	5.250%, 1/01/25	1/16 at 100.00	D	582,016
3,675	5.250%, 1/01/30	1/16 at 100.00	D	1,337,957
5,420	5.250%, 1/01/36	1/16 at 100.00	D	1,970,712

12,431	Lombard Public Facilities Corporation, Illinois, Third Tier Conference Center and Hotel Revenue Bonds, Series 2005C-3, 12.000%, 1/01/36 (4)	7/18 at 100.00	N/R	2,602,801

4,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Tender Option Bond Trust 3297, 18.111%, 6/15/20 – NPFG Insured (Alternative Minimum Tax) (IF) (5)	No Opt. Call	AAA	4,346,560

	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 3220:
265	19.928%, 4/01/37 (IF) (5)	6/20 at 100.00	AAA	317,457
9,300	18.911%, 6/15/42 (IF) (5)	6/20 at 100.00	AAA	10,487,796

3,105	Minooka, Illinois, Special Assessment Bonds, Lakewood Trails Project, Series 2003, 6.625%, 3/01/33	3/15 at 100.00	N/R	3,121,022

4,595	Pingree Grove Village, Illinois, Charter School Revenue Bonds, Cambridge Lakes Learning Center, Series 2007, 6.000%, 6/01/36	6/16 at 102.00	N/R	4,067,770

11,289	Pingree Grove Village, Illinois, Special Service Area 7, Cambridge Lakes Project, Special Tax Bonds, Series 2006-1, 6.000%, 3/01/36	3/16 at 102.00	N/R	11,340,026

6,982	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 2 – Cambridge Lakes Project, Series 2005-2, 6.000%, 3/01/35	3/15 at 102.00	N/R	7,046,095

2,074	Plano Special Service Area 1, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2004A, 6.200%, 3/01/34	3/16 at 100.00	N/R	2,092,002

4,291	Plano Special Service Area 3, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2005A, 6.100%, 3/01/35	3/15 at 102.00	N/R	4,336,227

Nuveen Investments	63

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)		Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

		Illinois (continued)

$3,480		Quad Cities Regional Economic Development Authority, Illinois, Multifamily Housing Revenue Bonds, Heritage Woods of Moline SLF Project, Series 2006, 6.000%, 12/01/41	12/16 at 102.00	N/R	$3,115,296

5,750		Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds, Evans Road Series 2013B, 7.000%, 12/01/33	12/23 at 100.00	N/R	5,895,130

—	(10)	Robbins, Illinois, Resource Recovery Revenue Bonds, Restructuring Project Guaranteed by Foster Wheeler Ltd., Series 1999C, 7.250%, 10/15/24 (Alternative Minimum Tax)	No Opt. Call	N/R	186

		Saint Charles, Kane and DuPage Counties, Illinois, Senior Lien Limited Incremental Sales Tax Revenue Bonds, Series 2008 Zylstra Project:
2,440		6.950%, 1/01/21	1/18 at 100.00	N/R	2,468,914
1,975		6.950%, 1/01/25	1/18 at 100.00	N/R	1,975,119

3,145		Southwestern Illinois Development Authority Local Government Program Revenue Bonds, Granite City Project, Series 2009C, 7.750%, 3/01/22	9/14 at 100.00	N/R	3,151,038

9,535		Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	8/22 at 100.00	BB–	8,580,356

7,375		Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013, 7.250%, 11/01/36	11/23 at 100.00	BB+	7,725,313

2,945		Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Granite City Project, Series 2009B, 7.750%, 3/01/22	9/14 at 100.00	N/R	2,968,472

1,000		Southwestern Illinois Development Authority, Revenue Bonds, Anderson Hospital, Series 2006, 5.125%, 8/15/36	2/17 at 100.00	BBB–	1,003,400

3,000		Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe Ad Valorem Tax Bonds, Series 2010, 7.500%, 3/01/32	3/17 at 102.00	N/R	3,118,350

1,750		Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe, Special Assessment Bonds, Series 2009, 7.875%, 3/01/32	3/17 at 102.00	N/R	1,838,708

7,526		Volo Village, Illinois, Special Service Area 3 Special Tax Bonds, Symphony Meadows Project 1, Series 2006, 6.000%, 3/01/36	3/16 at 102.00	N/R	7,285,319

2,128		Waukegan, Illinois, Special Assessment Improvement Bonds, Fountain Square, Series 2005, 6.125%, 3/01/30	3/15 at 102.00	N/R	1,846,764

635		Wayne Village, Illinois, Special Service Area 5 Assessment Bonds, Series 2007, 5.800%, 1/15/23	1/18 at 100.00	N/R	593,858

3,400		Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 1 – Woods Creek, Series 2004, 6.750%, 3/01/34	3/16 at 100.00	N/R	3,439,236

2,150		Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/26	1/17 at 102.00	N/R	1,519,104

1,900		Yorkville, Illinois, Special Tax Bonds, Special Service Area 2003-100 Raintree Village Project, Series 2013, 5.000%, 3/01/33	3/23 at 100.00	N/R	1,785,050

4,118		Yorkville, Illinois, Special Tax Bonds, Special Service Area 2005-108 Autumn Creek Project, Series 2006, 6.000%, 3/01/36	3/16 at 102.00	N/R	3,736,920

6,985		Yorkville, Illinois, Special Tax Bonds, Special Service Area 2006-113 Cannoball & Beecher, Series 2007, 5.750%, 3/01/28	3/17 at 102.00	N/R	6,873,240
644,494		Total Illinois			626,634,291

		Indiana – 2.5%

1,080		Anderson, Indiana, Multifamily Housing Revenue Bonds, Cross Lakes and Giant Oaks Apartments, Series 2011A, 7.250%, 12/01/45	12/20 at 100.00	N/R	1,140,178

64	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$225	Carmel Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2004A, 6.650%, 7/15/14	No Opt. Call	N/R	$226,661

	Carmel, Indiana, Revenue Bonds, Barrington of Carmel Project, Series 2012A:
1,000	7.125%, 11/15/42	No Opt. Call	N/R	1,048,239
7,500	7.125%, 11/15/47	No Opt. Call	N/R	7,840,200

125	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36	8/16 at 100.00	A3	129,061

6,795	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1998, 5.500%, 9/01/28 (Alternative Minimum Tax)	No Opt. Call	B–	6,856,902

860	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1999, 6.375%, 8/01/29	8/14 at 100.00	B–	861,127

1,595	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender Option Bond Trust 10-77W, 18.998%, 4/01/30 – AMBAC Insured (IF) (5)	No Opt. Call	AA	2,628,273

3,750	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Tender Option Bond Trust 2882, 17.560%, 4/15/17 (IF) (5)	No Opt. Call	A	5,837,400

5,855	Indiana Finance Authority, Educational Facilities Revenue Bonds, 21st Century Charter School Project, Series 2013A, 6.250%, 3/01/43	3/23 at 100.00	BB–	5,548,374

	Indiana Finance Authority, Educational Facilities Revenue Bonds, CFM-Northwest Indiana, LLC Project, Refunding Series 2013A:
2,000	7.000%, 7/01/33	7/23 at 100.00	BB	2,104,680
6,000	7.250%, 7/01/43	7/23 at 100.00	BB	6,291,660

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Charter Facilities Management Indianapolis LLC Project, Series 2013A:
2,280	7.000%, 7/01/33	7/23 at 100.00	BB	2,399,335
5,240	7.250%, 7/01/43	7/23 at 100.00	BB	5,494,716

3,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	BB–	3,423,086

9,560	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	BB–	9,974,330

20,000	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	No Opt. Call	BB–	17,997,600

875	Indiana Finance Authority, Hospital Revenue Bonds, King’s Daughters’ Hospital and Health Services, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	BBB+	890,269

	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Tender Option Bond Trust 3611:
1,460	19.083%, 6/01/17 (IF) (5)	No Opt. Call	Aa2	2,004,230
3,085	19.018%, 6/01/17 (IF) (5)	No Opt. Call	Aa2	4,235,458
1,250	18.991%, 6/01/17 (IF) (5)	No Opt. Call	Aa2	1,716,350
330	18.991%, 12/01/32 (IF) (5)	12/19 at 100.00	Aa2	453,116
5,000	15.773%, 12/01/32 (IF) (5)	12/19 at 100.00	Aa2	6,865,400

	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust 3301:
2,750	18.232%, 5/15/31 (IF) (5)	11/16 at 100.00	AA+	3,062,730
1,500	18.066%, 5/15/31 (IF) (5)	11/16 at 100.00	AA+	1,670,580

10,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured (UB)	1/19 at 100.00	AA	10,767,100

Nuveen Investments	65

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Tender Option Bond Trust 11779:
$310	19.468%, 1/01/17 – AGC Insured (IF)	No Opt. Call	AA	$405,120
2,500	19.468%, 1/01/17 – AGC Insured (IF)	No Opt. Call	AA	3,267,100
4,995	20.460%, 1/01/32 – AGC Insured (IF)	1/19 at 100.00	AA	6,756,487
6,250	19.468%, 1/01/32 – AGC Insured (IF)	1/19 at 100.00	AA	8,167,750

1,550	Portage, Indiana, Economic Development Revenue Bonds, Ameriplex Project, Series 2006, 5.000%, 1/15/27	7/16 at 100.00	A	1,576,784

10,500	Rockport, Indiana, Revenue Bonds, AK Steel Corporation, Series 2012, 7.000%, 6/01/28 (Alternative Minimum Tax)	2/22 at 100.00	B–	10,117,695

1,500	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Series 2013, 7.250%, 11/01/43 (Alternative Minimum Tax)	11/23 at 100.00	N/R	1,561,575

	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005:
3,065	5.250%, 2/15/23 (4)	2/15 at 100.00	N/R	328,170
2,500	5.375%, 2/15/34 (4)	2/15 at 100.00	N/R	267,675

2,155	St. Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	7/15 at 103.00	N/R	2,251,932

230	St. Joseph County, Indiana, Economic Development Revenue Bonds, Holy Cross Village at Notre Dame, Series 2006A, 5.550%, 5/15/19	5/14 at 100.00	N/R	230,283

	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011:
5,000	7.750%, 9/01/31	9/21 at 100.00	N/R	5,666,250
5,000	8.000%, 9/01/41	9/21 at 100.00	N/R	5,668,250

	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007:
3,000	5.700%, 9/01/37	9/17 at 100.00	N/R	2,943,570
15,000	5.750%, 9/01/42	9/17 at 100.00	N/R	14,640,300
32,500	5.800%, 9/01/47	9/17 at 100.00	N/R	31,765,175
199,570	Total Indiana			207,081,171

	Iowa – 2.5%

125,110	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB–	119,303,645

46,765	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB–	46,923,533

5,135	Iowa Finance Authority, Multifamily Housing Bonds, Series 2006A, 4.600%, 7/01/41 (UB)	7/16 at 100.00	AA	5,180,600

1,000	Iowa Finance Authority, Senior Housing Revenue Bonds, Bethany Life Communities, Series 2006A, 5.550%, 11/01/41	11/14 at 100.00	N/R	975,630

2,000	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Refunding Series 2010, 5.750%, 9/01/30	9/20 at 100.00	BB	2,020,000

	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
19,215	5.375%, 6/01/38	6/15 at 100.00	B+	16,673,816
11,805	5.500%, 6/01/42	6/15 at 100.00	B+	10,041,687
8,075	5.625%, 6/01/46	6/15 at 100.00	B+	6,920,194

1,490	Pottawattamie County, Iowa, Revenue Bonds, Christian Homes, Inc. Obligated Group, Series 2007E, 5.750%, 5/15/31	5/17 at 100.00	BBB–	1,524,508
220,595	Total Iowa			209,563,613

66	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas – 0.7%

$4,420	Fredonia, Kansas, Hospital Revenue Bonds, Series 2007, 6.125%, 8/15/37	8/17 at 100.00	N/R	$4,481,129

2,115	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 4153, 18.062%, 1/01/34 (IF) (5)	1/20 at 100.00	AA–	2,458,709

	Olathe, Kansas, Tax Increment Revenue Bonds, Gateway Area 1 Special Obligation Series 2006:
1,000	5.000%, 3/01/16 (4)	No Opt. Call	N/R	512,350
4,780	5.000%, 3/01/26 (4)	3/16 at 100.00	N/R	2,449,033

2,790	Olathe, Kansas, Transportation Development District Sales Tax Revenue Bonds, Gateway Project Area lA, Series 2006, 5.000%, 12/01/28 (4)	12/16 at 100.00	N/R	1,075,545

	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A:
18,500	5.250%, 1/01/32 – AMBAC Insured	1/17 at 100.00	BB+	18,133,515
1,000	5.125%, 1/01/32 – AMBAC Insured	1/17 at 100.00	BB+	966,100

14,000	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/32 – AMBAC Insured	1/17 at 100.00	BB+	13,221,460

8,910	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012, 6.000%, 12/15/32	No Opt. Call	N/R	8,404,536

3,998	Wichita, Kansas, Multifamily Housing Revenue Bonds, Buttonwood Tree Apartments Project, Series 2002-I, 7.350%, 12/01/33 (Alternative Minimum Tax)	6/14 at 100.00	N/R	4,277,012
61,513	Total Kansas			55,979,389

	Kentucky – 0.2%

8,000	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.375%, 6/01/40	6/20 at 100.00	BBB+	8,651,600

5,240	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 1314, 23.387%, 1/01/45 (WI/DD, Settling 5/08/14) (IF)	1/23 at 100.00	A+	6,855,806

1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA	1,033,330

1,000	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa3	1,048,980

2,190	Rockcastle County, Kentucky, First Mortgage Revenue Bonds, Rockcastle Hospital and Respiratory Care Center Inc. Project, Series 2005, 5.550%, 6/01/30	6/15 at 100.00	BBB–	2,202,330
17,430	Total Kentucky			19,792,046

	Louisiana – 1.1%

42,125	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	44,004,618

15,000	Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, 7.450%, 3/01/24 (Alternative Minimum Tax) (7)	No Opt. Call	N/R	1,500

1,160	Juban Parc Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.150%, 10/01/14 (4)	No Opt. Call	N/R	267,496

6,938	Lakeshore Villages Master Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2007, 5.250%, 7/01/17 (4)	No Opt. Call	N/R	2,742,591

1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	1,082,640

Nuveen Investments	67

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A:
$505	7.750%, 12/15/31	12/21 at 100.00	N/R	$544,784
7,425	8.000%, 12/15/41	12/21 at 100.00	N/R	8,057,610

590	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured	No Opt. Call	N/R	609,022

9,335	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, CDF Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36	6/16 at 101.00	N/R	9,407,253

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
6,750	6.750%, 12/15/37 (4)	12/17 at 100.00	N/R	4,396,208
1,085	6.000%, 12/15/37	6/14 at 100.00	N/R	604,877

90	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/14	No Opt. Call	N/R	50,174

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Woman’s Hospital Foundation Project, Tender Option Bonds Trust 1012:
1,375	20.585%, 10/01/40 (IF) (5)	10/20 at 100.00	A–	1,927,420
3,315	20.573%, 10/01/40 (IF) (5)	10/20 at 100.00	A–	4,646,006

8,400	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	8,773,296

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011:
2,000	6.500%, 5/15/37	5/21 at 100.00	Baa1	2,281,780
600	6.750%, 5/15/41	5/21 at 100.00	Baa1	685,350

3,900	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A, 8.250%, 12/15/38	12/23 at 100.00	N/R	4,047,690

1,940	Orange Grove Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2006, 5.300%, 11/01/21 (4)	5/14 at 100.00	N/R	447,364

2,290	Whispering Springs Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.200%, 10/01/21 (4)	10/14 at 100.00	N/R	436,474
115,823	Total Louisiana			95,014,153

	Maine – 0.2%

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
2,300	6.950%, 7/01/36	7/21 at 100.00	BBB–	2,538,970
6,500	7.000%, 7/01/41	7/21 at 100.00	BBB–	7,143,240

3,950	Rumford, Maine, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Series 2001, 6.875%, 10/01/26 (Alternative Minimum Tax)	10/14 at 100.00	B3	3,961,297
12,750	Total Maine			13,643,507

	Maryland – 1.2%

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
8,300	5.000%, 9/01/32 – SYNCORA GTY Insured	9/16 at 100.00	BB+	8,052,245
12,850	5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	BB+	12,395,623

68	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

$500	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R	$507,410

19,255	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	9/16 at 100.00	Ba2	19,317,577

	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Series 2007A:
1,270	5.250%, 4/01/27	4/17 at 100.00	N/R	1,212,596
1,085	5.250%, 4/01/33	4/17 at 100.00	N/R	979,440

	Howard County, Maryland, Special Obligation Bonds, Annapolis Junction Town Center Project, Series 2014:
725	5.800%, 2/15/34	No Opt. Call	N/R	743,850
1,000	6.100%, 2/15/44	No Opt. Call	N/R	1,027,330

5,455	Maryland Community Development Administration, Department of Housing and Community Development, Housing Revenue Bonds, Tender Option Bond Trust 2849, 10.586%, 1/01/15 (Alternative Minimum Tax) (IF)	No Opt. Call	AA+	5,522,533

7,335	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007A, 4.800%, 9/01/42 (Alternative Minimum Tax) (UB)	9/16 at 100.00	Aa2	7,350,624

	Maryland Community Development Administration, Residential Revenue Bonds, Series 2007D, Trust 1023:
1,710	17.261%, 3/01/30 (Alternative Minimum Tax) (IF) (5)	3/17 at 100.00	Aa2	1,746,372
940	17.055%, 3/01/30 (Alternative Minimum Tax) (IF) (5)	3/17 at 100.00	Aa2	959,458

	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A:
1,650	5.000%, 12/01/16 (4)	No Opt. Call	N/R	824,489
54,000	5.000%, 12/01/31 (4)	12/16 at 100.00	N/R	26,983,260

	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore, Series 2003A:
820	5.625%, 10/01/23	10/14 at 100.00	B3	768,988
10,640	5.750%, 10/01/33	10/14 at 100.00	B3	9,507,796

1,000	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Bowie State University Project, Series 2003, 6.000%, 6/01/23	6/14 at 100.00	Ba2	1,000,620

1,800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2012B, 5.500%, 11/15/51 (UB)	11/21 at 100.00	AA+	1,919,178

1,135	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Tender Option Bond Trust 4424, 22.318%, 11/15/43 (IF) (5)	11/21 at 100.00	AA+	1,509,981

1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.125%, 7/01/45	7/20 at 100.00	BBB–	1,534,785
132,970	Total Maryland			103,864,155

	Massachusetts – 0.8%

12,275	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax) (11)	9/14 at 100.00	Caa3	9,022,125

4,080	Boston Industrial Development Financing Authority, Massachusetts, Subordinate Revenue Bonds, Crosstown Center Project, Series 2002, 8.000%, 9/01/35 (Alternative Minimum Tax) (4)	9/14 at 100.00	N/R	1,335,098

Nuveen Investments	69

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$2,000	Massachusetts Development Finance Agency, Education Facility Revenue Bonds, Academy of the Pacific Rim Project, Series 2006A, 5.125%, 6/01/31 – ACA Insured	6/16 at 100.00	N/R	$1,941,200

165	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2000A, 8.375%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	165,335

920	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	918,169

17,580	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB+	17,379,764

1,960	Massachusetts Development Finance Agency, Revenue Bonds, Boston Architectural College, Series 2006, 5.000%, 1/01/37 – ACA Insured	1/17 at 100.00	N/R	1,944,104

2,500	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A, 6.000%, 1/01/33	1/23 at 100.00	BBB–	2,572,900

5,186	Massachusetts Development Finance Agency, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012A, 6.000%, 2/15/43 (4), (7)	7/14 at 103.00	D	2,549,219

4,082	Massachusetts Development Finance Agency, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012B, 0.000%, 2/15/43 (4), (7)	1/14 at 16.06	D	41

5,926	Massachusetts Development Finance Agency, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012C, 0.000%, 2/15/43 (4)	7/14 at 103.00	D	59

3,500	Massachusetts Development Finance Agency, Revenue Bonds, The Sabis International Charter School, Series 2009A, 8.000%, 4/15/39	10/19 at 100.00	BBB	4,061,890

	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A:
5,950	6.250%, 1/15/28 (4)	1/18 at 100.00	N/R	16,720
5,300	6.500%, 1/15/38 (4)	1/18 at 100.00	N/R	14,893

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E:
3,500	5.000%, 8/15/25 – RAAI Insured	8/15 at 100.00	N/R	3,501,470
400	5.000%, 8/15/35 – RAAI Insured	8/15 at 100.00	N/R	371,272

2,500	Massachusetts Housing Finance Agency, Housing Bonds, Tender Option Bond Trust 2010-64W, 19.979%, 6/01/41 (IF) (5)	6/20 at 100.00	AA–	2,849,200

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
1,605	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	7/14 at 100.00	N/R	1,605,401
1,505	5.000%, 1/01/21 – AMBAC Insured	7/14 at 100.00	N/R	1,505,000
4,000	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	7/14 at 100.00	N/R	4,001,280
11,135	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/14 at 100.00	N/R	10,996,481
96,069	Total Massachusetts			66,751,621

	Michigan – 2.6%

	Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Series 2008:
3,835	6.000%, 11/01/28	11/18 at 100.00	BBB–	3,893,791
5,105	6.000%, 11/01/37	11/18 at 100.00	BBB–	5,142,930

1,050	Chandler Park Academy, Michigan, Public School Academy Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/30	11/15 at 100.00	BBB	992,408

1,955	Concord Academy, Boyne City, Michigan, Certificates of Participation, Series 2007, 5.600%, 11/01/36	11/17 at 100.00	N/R	1,592,250

70	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007:
$5,455	5.000%, 11/01/26	11/16 at 100.00	BB–	$4,460,881
3,750	5.250%, 11/01/31	11/16 at 100.00	BB–	2,913,788
3,840	5.250%, 11/01/36	11/16 at 100.00	BB–	2,844,595

	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds, Series 2013:
3,575	6.000%, 10/01/33	10/23 at 100.00	N/R	2,918,022
4,110	6.000%, 10/01/43	10/23 at 100.00	N/R	3,241,639

4,710	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Tender Option Bond Trust 4697, 16.362%, 5/01/29 – AGM Insured (IF) (5)	No Opt. Call	AA	6,926,997

2,500	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Tender Option Bonds Trust 11784, 18.612%, 5/01/27 – AGM Insured (IF)	No Opt. Call	AA	3,464,200

	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005:
1,890	5.650%, 11/01/25	11/15 at 100.00	B	1,543,979
500	5.750%, 11/01/30	11/15 at 100.00	B	383,565
2,425	5.750%, 11/01/35	11/15 at 100.00	B	1,777,064

5,955	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21	11/14 at 100.00	B–	5,490,331

1,000	Detroit, Michigan, General Obligation Bonds, Series 2002, 5.125%, 4/01/22 – NPFG Insured (4)	4/14 at 100.00	AA–	911,190

	Detroit, Michigan, General Obligation Bonds, Series 2003A:
3,000	5.250%, 4/01/22 – SYNCORA GTY Insured (4)	4/14 at 100.00	Caa3	2,178,150
1,025	5.250%, 4/01/23 – SYNCORA GTY Insured (4)	4/14 at 100.00	Caa3	702,935

1,055	Doctor Charles Drew Academy, Michigan Certificates of Participation, Series 2006, 5.700%, 11/01/36	11/16 at 102.00	N/R	791,271

3,500	Flint International Academy, Michigan, Public School Academy Revenue Bonds, Series 2007, 5.750%, 10/01/37	10/17 at 100.00	BBB–	3,504,095

	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A:
11,825	4.875%, 8/15/27	8/17 at 100.00	N/R	11,852,671
14,145	5.000%, 8/15/38	8/17 at 100.00	N/R	14,065,222

1,000	Gaylord Hospital Finance Authority, Michigan, Revenue Bonds, Otsego Memorial Hospital, Series 2004, 6.200%, 1/01/25 (Pre-refunded 1/01/15)	1/15 at 100.00	N/R (6)	1,039,800

2,700	Kentwood Economic Development Corporation, Michigan, Limited Obligation Revenue Bonds, Holland Home Obligated Group, Refunding Series 2012, 5.625%, 11/15/41	5/22 at 100.00	BB+	2,700,351

1,000	Merritt Academy, Michigan, Certificates of Participation, Series 2004, 7.250%, 12/01/24	12/14 at 102.00	N/R	1,013,720

1,900	Merritt Academy, Michigan, Certificates of Participation, Series 2006, 6.250%, 12/01/36	12/14 at 102.00	N/R	1,803,157

	Michigan Finance Authority, Limited Obligation Revenue Bonds, Michigan Technical Academy, Series 2011:
1,815	5.700%, 10/01/21	No Opt. Call	N/R	1,800,607
2,140	7.100%, 10/01/31	10/21 at 100.00	N/R	2,146,869
7,000	7.450%, 10/01/41	10/21 at 100.00	N/R	7,049,840

1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011, 7.000%, 10/01/36	10/21 at 100.00	BB+	1,053,000

Nuveen Investments	71

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$1,495	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 7.000%, 5/01/31	5/18 at 100.00	BBB–	$1,549,642

1,170	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 8.000%, 10/01/40	10/21 at 100.00	BBB–	1,315,092

6,260	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope Academy Project, Series 2011, 8.125%, 4/01/41	4/21 at 100.00	BB	6,820,959

400	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old Redford Academy Project, Series 2010A, 6.500%, 12/01/40	12/20 at 100.00	BB	389,616

	Michigan Finance Authority, Publmic School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Series 2011:
1,500	7.750%, 7/15/26	7/21 at 100.00	B	1,511,910
9,000	8.000%, 7/15/41	7/21 at 100.00	B	9,021,870

3,775	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.200%, 10/01/42 – AGM Insured (Alternative Minimum Tax) (UB) (5)	7/15 at 100.00	AA	3,795,347

980	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	12/17 at 100.00	N/R	928,050

1,505	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/15 at 100.00	BBB	1,523,617

1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Richfield Public School Academy, Series 2007, 5.000%, 9/01/36	9/17 at 100.00	BBB–	897,000

3,535	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R	3,449,771

	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Dr. Joseph F. Pollack Academic Center of Excellence Project, Series 2010:
255	7.250%, 4/01/20	No Opt. Call	BB	272,825
1,140	8.000%, 4/01/30	4/20 at 100.00	BB	1,226,879
500	8.000%, 4/01/40	4/20 at 100.00	BB	535,820

10,275	Michigan State Hospital Finance Authority, Revenue Bonds, Hills and Dales General Hospital, Series 2005A, 6.750%, 11/15/38	11/15 at 102.00	N/R	10,505,777

	Michigan State Hospital Finance Authority, Revenue Bonds, Presbyterian Villages of Michigan Obligated Group, Series 2005:
2,250	5.250%, 11/15/25	5/15 at 100.00	BB+	2,215,553
11,200	5.500%, 11/15/35	5/15 at 100.00	BB+	10,463,488

14,715	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Thermal LLC Project, Series 2013, 8.500%, 12/01/30 (Alternative Minimum Tax)	12/23 at 100.00	N/R	14,520,615

8,400	Michigan Strategic Fund, Solid Waste Facility Limited Obligation Revenue Bonds, Canton Renewables, LLC, Sauk Trail Hills Project, Series 2014, 6.750%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	N/R	8,401,512

10,900	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	10,430,319

	Renaissance Public School Academy, Michigan, Public School Academy Revenue Bonds, Series 2012A:
965	5.500%, 5/01/27	5/22 at 100.00	BBB–	923,544
1,315	6.000%, 5/01/37	5/22 at 100.00	BBB–	1,264,333

1,500	Saline Economic Development Corporation, Michigan, Limited Obligation Revenue and Refunding Bonds, Evangelical Homes of Michigan, Series 2012, 5.250%, 6/01/32	6/22 at 100.00	BB+	1,468,230

72	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Summit Academy North, Michigan, Revenue Bonds, Public School Academy Series 2005:
$560	5.000%, 11/01/15	No Opt. Call	BB	$566,132
1,705	5.250%, 11/01/20	11/15 at 100.00	BB	1,696,663
615	6.750%, 5/01/21	No Opt. Call	BB	648,413
4,795	5.350%, 11/01/25	11/15 at 100.00	BB	4,481,982
3,685	5.500%, 11/01/30	11/15 at 100.00	BB	3,315,358
1,615	7.750%, 5/01/31	5/21 at 100.00	BB	1,731,345
6,900	5.500%, 11/01/35	11/15 at 100.00	BB	5,956,701
3,460	8.000%, 5/01/41	5/21 at 100.00	BB	3,730,157

2,295	Summit Academy, Michigan, Revenue Bonds, Public School Academy Series 2005, 6.375%, 11/01/35	11/15 at 100.00	BB	2,237,396
224,425	Total Michigan			217,995,234

	Minnesota – 1.0%

1,000	Baytown Township, Minnesota, Lease Revenue Bonds, Saint Croix Preparatory Academy Project, Series 2008A, 7.000%, 8/01/38	8/16 at 102.00	BB	1,044,080

12,970	Bloomington Port Authority, Minnesota, Recovery Zone Facility Revenue Bonds, Radisson Blu MOA, LLC Project, Series 2010, 9.000%, 12/01/35	12/20 at 100.00	N/R	13,852,349

1,940	Chaska, Minnesota, Lease Revenue Bonds, World Learner School Project, Series, 8.000%, 12/01/43	12/21 at 100.00	BB+	2,210,300

	Falcon Heights, Minnesota, Lease Revenue Bonds, Kaleidoscope Charter School Revenue Bonds, Series 2007A:
425	6.000%, 11/01/27	11/15 at 100.00	N/R	428,328
1,550	6.000%, 11/01/37	11/15 at 100.00	N/R	1,554,836

1,000	Faribault, Minnesota, Housing Revenue Bonds, Faribault Senior Living LLC Project, Series 2010, 7.000%, 5/01/45	5/18 at 102.00	N/R	1,028,520

2,275	International Falls, Minnesota, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1999, 6.850%, 12/01/29 (Alternative Minimum Tax)	6/14 at 100.00	B3	2,281,507

	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A:
1,000	7.750%, 1/01/33	1/21 at 100.00	N/R	1,001,580
1,000	8.500%, 1/01/41	1/21 at 100.00	N/R	1,029,680

600	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Series 2006, 5.200%, 2/01/22	8/14 at 100.00	N/R	600,414

1,500	Oak Park Heights, Minnesota, Senior Housing Revenue Bonds, Oakgreen Commons Project, Series 2010, 7.000%, 8/01/45	8/20 at 100.00	N/R	1,603,620

1,525	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Series 2004A, 6.750%, 12/01/33 (Pre-refunded 6/01/14)	6/14 at 102.00	N/R (6)	1,563,918

1,695	Saint Paul Housing & Redevelopment Authority , Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A, 5.500%, 9/01/43	9/20 at 101.00	BB+	1,663,388

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A, 5.000%, 7/01/44	No Opt. Call	BB+	900,970

455	Saint Paul Port Authority, Minnesota, Great Northern Project Tax Increment Revenue Bonds, Series 2, 6.000%, 3/01/30	3/16 at 100.00	N/R	460,005

	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005A:
2,700	5.750%, 5/01/25	5/15 at 100.00	BB+	2,762,937
2,800	5.875%, 5/01/30	5/15 at 100.00	BB+	2,858,016

Nuveen Investments	73

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$8,300	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30	5/15 at 100.00	N/R	$8,482,932

11,300	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (Alternative Minimum Tax)	10/22 at 100.00	BBB–	9,675,625

1,000	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Lutheran Home, Refunding Series 2013, 5.125%, 1/01/39	1/23 at 100.00	N/R	940,630

	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Hmong Academy, Series 2006A:
400	5.750%, 9/01/26	9/14 at 102.00	BB+	404,356
500	6.000%, 9/01/36	9/14 at 102.00	BB+	504,765

1,300	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	1,308,658

2,185	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2005A, 6.250%, 12/01/33	6/14 at 102.00	N/R	2,153,339

	St. Paul Housing and Redevelopment Authority, Minnesota, Collateralized Multifamily Housing Revenue Bonds, Marian Center Project, Series 2007A:
845	5.300%, 11/01/30	11/14 at 101.00	N/R	845,718
1,225	5.375%, 5/01/43	5/15 at 100.00	N/R	1,210,361

	Stillwater, Minnesota, Multifamily Housing Revenue Bonds, Orleans Homes LP, Series 2007:
1,500	5.250%, 2/01/27 (Alternative Minimum Tax)	2/15 at 102.00	N/R	1,439,265
800	5.500%, 2/01/42 (Alternative Minimum Tax)	2/15 at 102.00	N/R	734,080

	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A:
1,485	5.500%, 11/01/32	5/19 at 102.00	N/R	1,543,524
3,000	5.750%, 11/01/39	5/19 at 102.00	N/R	3,132,450
6,100	6.000%, 5/01/47	5/19 at 102.00	N/R	6,440,685

	Winsted, Minnesota, Health Care Revenue Bonds, Saint Mary’s Care Center Project, Series 2010A:
1,000	6.250%, 9/01/30	9/17 at 100.00	N/R	1,008,410
3,250	6.875%, 9/01/42	9/17 at 100.00	N/R	3,291,925
79,625	Total Minnesota			79,961,171

	Mississippi – 0.0%

1,559	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34 (Alternative Minimum Tax)	10/19 at 101.00	N/R	1,444,578

	Missouri – 0.7%

	Belton, Missouri, Town Center Project Tax Increment Revenue Bonds, Series 2006:
250	5.500%, 3/01/20	3/16 at 100.00	N/R	255,895
600	5.625%, 3/01/25	3/16 at 100.00	N/R	601,818

	Cottleville, Missouri, Certificates of Participation, Series 2006:
200	5.125%, 8/01/26 (Pre-refunded 8/01/14)	8/14 at 100.00	N/R (6)	202,520
600	5.250%, 8/01/31 (Pre-refunded 8/01/14)	8/14 at 100.00	N/R (6)	607,746

	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006:
590	5.000%, 6/01/20	6/16 at 100.00	N/R	583,510
3,000	5.000%, 6/01/28	6/16 at 100.00	N/R	2,503,140

74	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$1,475	Hanley Road Corridor Transportation Development District, Missouri, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	$1,581,775

1,300	Hanley/Eager Road Transportation Development District, Missouri, Revenue Bonds, Refunding Series 2012A, 6.000%, 3/01/42	3/16 at 101.00	N/R	1,324,245

7,685	Hawk Ridge Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2006A, 5.000%, 2/01/30	2/17 at 100.00	N/R	4,678,090

	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A:
1,270	5.150%, 6/01/16	6/14 at 102.00	N/R	1,297,127
3,000	5.400%, 6/01/24	6/14 at 102.00	N/R	3,062,730

18,500	Lakeside 370 Levee District, Saint Charles, Missouri, Levee District Improvement Bonds, Series 2008, 7.000%, 4/01/28 (12)	4/16 at 100.00	N/R	11,564,350

1,500	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A, 5.125%, 8/15/26	8/17 at 100.00	BBB–	1,534,500

	Lees Summit Industrial Development Authority, Missouri, Special Assessment and Sales Tax Revenue Bonds, Summit Fair Community Improvement District Project, Series 2012:
1,455	5.000%, 5/01/35	5/20 at 100.00	N/R	1,459,496
2,365	6.000%, 5/01/42	5/20 at 100.00	N/R	2,367,341

1,660	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A, 5.375%, 5/01/28	5/23 at 100.00	N/R	1,690,112

	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A:
1,295	5.250%, 6/15/25	6/15 at 103.00	N/R	1,235,067
3,400	5.350%, 6/15/32	6/15 at 103.00	N/R	3,087,744

8,965	Saint Louis Land Clearance for Redevelopment Authority, Missouri, Tax-Exempt Recovery Zone Facilities Improvement, Special Revenue Bonds, Kiel Opera House Project, Series 2010B, 7.000%, 9/01/35	9/20 at 100.00	N/R	8,980,151

1,664	Saint Louis, Missouri, Tax Increment Bonds, 410 North Jefferson Lofts Project, Series 2007, 5.500%, 9/01/27	9/14 at 100.00	N/R	1,404,932

1,861	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, City Hospital Tax Increment District, Series 2007, 6.000%, 8/23/26	8/14 at 100.00	N/R	1,666,414

2,587	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	7/14 at 100.00	N/R	1,864,761

1,327	Saint Louis, Missouri, Tax-Exempt Revenue Notes, City Block 1859, Grand Avenue/Cozens/Evans Redevelopment Project, Series 2008-A, 6.500%, 12/11/29	9/14 at 100.00	N/R	1,184,945

1,289	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Gaslight Square East Project, Series 2006, 5.500%, 1/22/28	7/14 at 100.00	N/R	1,104,776

2,205	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Printers Lofts Project, Series 2006, 6.000%, 8/21/26 (13)	No Opt. Call	N/R	1,001,004

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
500	5.100%, 11/01/19	11/14 at 100.00	N/R	504,965
1,000	5.375%, 11/01/24	11/14 at 100.00	N/R	1,003,810

1,890	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.375%, 11/01/23	11/14 at 100.00	N/R	1,896,823

Nuveen Investments	75

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$1,350	Strother Interchange Transportation Development District, Missouri, Revenue Bonds, Lees Summit, Series 2006, 5.000%, 5/01/24	5/16 at 100.00	N/R	$1,354,374
74,783	Total Missouri			61,604,161

	Montana – 0.1%

7,000	Montana Board of Investments, Exempt Facility Revenue Bonds, Stillwater Mining Company, Series 2000, 8.000%, 7/01/20 (Alternative Minimum Tax)	7/14 at 100.00	B+	7,020,860

	Nebraska – 0.1%

10,745	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A	11,266,670

	Nevada – 0.9%

4,250	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust Series 11823, 20.474%, 1/01/36 (IF)	1/20 at 100.00	A+	6,752,910

1,035	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Tender Option Bond Trust 11823, 18.399%, 1/01/18 (IF)	No Opt. Call	A+	1,323,165

1,535	Henderson, Nevada, Limited Obligation Improvement Bonds, Local Improvement District T-17, Madeira Canyon, Series 2005, 5.000%, 9/01/25	3/18 at 100.00	N/R	1,561,663

3,610	Henderson, Nevada, Limited Obligation Improvement Bonds, Local Improvement District T-18, Inspirada Series 2006, 5.300%, 9/01/35	9/14 at 100.00	N/R	2,860,997

5,000	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB–	5,678,500

	Las Vegas, Nevada, Local Improvement and Refunding Bonds, Special Improvement District 808 and 810 Summerlin Village 23B, Series 2007:
4,610	5.875%, 6/01/21	6/14 at 100.00	N/R	4,752,265
11,770	6.125%, 6/01/31	6/14 at 100.00	N/R	11,904,884

320	Las Vegas, Nevada, Special Improvement District 607 Providence, Local Improvement Refunding Bonds, Series 2013, 5.000%, 6/01/24	6/23 at 103.00	N/R	334,854

	Mesquite Special Improvement District 07-01, Nevada, Anthem at Mesquite Local Improvement Bonds, Series 2007:
485	6.000%, 8/01/27	4/15 at 102.00	N/R	488,356
2,420	6.150%, 8/01/37	4/15 at 102.00	N/R	2,364,897

1,900	North Las Vegas, Nevada, General Obligation Bonds, Wastewater Reclamation System Series 2006, 4.500%, 10/01/36 – NPFG Insured	10/16 at 100.00	AA–	1,635,995

2,375	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Series 2007C, 5.400%, 6/01/27	6/17 at 100.00	N/R	1,235,950

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
1,785	6.500%, 9/01/20	9/18 at 100.00	N/R	1,940,152
2,000	6.750%, 9/01/27	9/18 at 100.00	N/R	2,074,040

	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A:
6,090	6.500%, 6/15/20	6/18 at 100.00	B2	6,514,473
25,590	6.750%, 6/15/28	6/18 at 100.00	B2	26,324,177
74,775	Total Nevada			77,747,278

76	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Hampshire – 0.0%

	Manchester Housing and Redevelopment Authority, New Hampshire, Revenue Bonds, Series 2000B:
$320	0.000%, 1/01/20 – ACA Insured	No Opt. Call	Caa1	$206,806
510	0.000%, 1/01/21 – ACA Insured	No Opt. Call	A	304,195
330	0.000%, 1/01/22 – ACA Insured	No Opt. Call	Caa1	181,220
185	0.000%, 1/01/23 – ACA Insured	No Opt. Call	Caa1	93,564

200	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	BBB	202,938
1,545	Total New Hampshire			988,723

	New Jersey – 2.1%

6,422	Bayonne Medical Center Inc., New Jersey, Revenue Bonds, Bond Anticipation Notes, Series 2006, 8.050%, 12/31/49 (14)	No Opt. Call	N/R	—

8,155	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 5.375%, 11/01/35 (Alternative Minimum Tax)	11/16 at 100.00	BB	7,761,032

1,000	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	943,200

	New Jersey Economic Development Authority, Charter School Revenue Bonds, Lady Liberty Academy Charter School Project, Series 2013A:
2,390	5.500%, 8/01/33	8/23 at 100.00	BB	2,213,307
4,120	5.650%, 8/01/43	8/23 at 100.00	BB	3,728,229
2,395	5.750%, 8/01/47	8/23 at 100.00	BB	2,151,931

10,015	New Jersey Economic Development Authority, Revenue Bonds, American Airlines Inc., Series 1991, 7.100%, 11/01/31 (Alternative Minimum Tax) (7)	No Opt. Call	N/R	—

5,500	New Jersey Economic Development Authority, Revenue Bonds, Gloucester Marine Terminal Project, Refunding Series 2006A, 6.625%, 1/01/37	1/16 at 100.00	N/R	5,587,230

20,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Refunding Series 2012, 5.750%, 9/15/27 (Alternative Minimum Tax)	9/22 at 100.00	B	20,635,000

795	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1998, 5.500%, 4/01/28 (Alternative Minimum Tax)	4/14 at 100.00	B	795,087

11,425	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	B	11,592,148

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B:
3,000	5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	B	3,095,670
5,125	5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	B	5,288,436

5,580	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2003, 5.500%, 6/01/33 (Alternative Minimum Tax)	6/23 at 101.00	B	5,703,206

1,500	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.875%, 6/01/42	6/20 at 100.00	Baa3	1,624,845

2,400	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (6)	3,131,832

Nuveen Investments	77

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018:
$5,000	18.742%, 7/01/38 – AGC Insured (IF) (5)	7/19 at 100.00	AA	$6,320,000
1,250	18.742%, 7/01/38 – AGC Insured (IF) (5)	7/19 at 100.00	AA	1,580,000
1,815	18.717%, 7/01/38 – AGC Insured (IF) (5)	7/19 at 100.00	AA	2,293,488

1,365	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.250%, 7/01/35	7/21 at 100.00	BB+	1,438,901

26,290	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	26,388,850

2,500	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (Alternative Minimum Tax)	12/22 at 100.00	A	2,584,500

1,535	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Trust 11853, 21.551%, 6/01/16 – AGC Insured (IF)	No Opt. Call	AA	1,927,960

42,515	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax) (UB)	6/18 at 100.00	AA	45,236,810

23,860	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	B2	18,744,893
195,952	Total New Jersey			180,766,555

	New Mexico – 0.4%

980	Bernalillo County, New Mexico, Multifamily Housing Revenue Bonds, Valencia Retirement Apartments Project, Series 2001A, 5.450%, 6/01/34 – AMBAC Insured (Alternative Minimum Tax)	6/14 at 100.00	N/R	946,092

1,365	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	10/23 at 100.00	N/R	1,419,777

	Cabezon Public Improvement District, Rio Rancho, New Mexico, Special Levy Revenue Bonds, Series 2005:
1,505	6.000%, 9/01/24	9/15 at 102.00	N/R	1,557,826
1,490	6.300%, 9/01/34	9/15 at 102.00	N/R	1,520,843

3,000	Jicarilla Apache Nation, New Mexico, Revenue Bonds, Series 2002A, 5.500%, 9/01/23	No Opt. Call	N/R	2,945,280

	Mariposa East Public Improvement District, New Mexico, General Obligation Bonds, Series 2006:
1,210	5.500%, 9/01/16 (4)	No Opt. Call	N/R	1,015,650
1,655	5.750%, 9/01/21 (4)	9/16 at 100.00	N/R	1,358,192
9,050	6.000%, 9/01/32 (4)	9/16 at 100.00	N/R	7,413,127

2,000	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	10/23 at 100.00	N/R	2,076,020

5,245	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, Haverland Carter Lifestyle Group, Series 2013, 5.000%, 7/01/42	7/22 at 100.00	BBB–	4,896,050

	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008:
1,190	7.625%, 10/01/23	10/18 at 100.00	N/R	1,166,712
3,400	7.750%, 10/01/38	10/18 at 100.00	N/R	3,279,096

4,880	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2014, 7.250%, 10/01/43	No Opt. Call	N/R	5,016,006
36,970	Total New Mexico			34,610,671

78	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York – 2.6%

	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
$19,430	0.000%, 7/15/32	No Opt. Call	BBB–	$7,363,970
3,470	0.000%, 7/15/35	No Opt. Call	BBB–	1,064,492
1,750	6.375%, 7/15/43	1/20 at 100.00	BBB–	1,915,270

1,125	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Medaille College, Series 2012, 5.250%, 4/01/35	1/23 at 100.00	BB+	1,127,239

500	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.100%, 5/01/31	5/16 at 100.00	BBB–	502,545

	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
2,000	6.500%, 12/01/21	12/18 at 100.00	Ba1	2,156,260
3,000	6.250%, 12/01/37	12/18 at 100.00	Ba1	3,048,660

	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005:
4,960	7.625%, 8/01/25 (Alternative Minimum Tax)	8/16 at 101.00	N/R	5,449,552
5,600	8.000%, 8/01/28	8/16 at 101.00	N/R	6,197,800
14,300	7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	15,749,732

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
2,425	5.625%, 10/01/17 (15)	No Opt. Call	N/R	944,635
12,570	5.750%, 10/01/27 (16)	10/17 at 100.00	N/R	4,896,518
28,560	5.750%, 10/01/37 (16)	10/17 at 100.00	N/R	11,125,262
61,500	5.875%, 10/01/46 (17)	10/17 at 102.00	N/R	23,956,708

	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
1,000	5.000%, 1/01/26 – AMBAC Insured	1/17 at 100.00	Ba1	1,010,500
1,880	5.000%, 1/01/31 – AMBAC Insured	1/17 at 100.00	Ba1	1,888,498
1,045	5.000%, 1/01/36 – AMBAC Insured	1/17 at 100.00	Ba1	1,044,237

4,275	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA	5,040,738

20,395	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	6/14 at 100.00	BB	19,955,896

2,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)	6/14 at 100.00	BB	2,010,240

8,500	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, JFK Airport – American Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)	8/14 at 100.00	N/R	9,003,540

	New York City Industrial Development Agency, New York, Special Facility Revenue Bonds, JetBlue Airways Corporation Project, Series 2006:
1,635	5.000%, 5/15/20 (Alternative Minimum Tax)	5/14 at 100.00	B	1,635,033
6,445	5.125%, 5/15/30 (Alternative Minimum Tax)	5/14 at 100.00	B	6,300,181

2,245	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 4413, 22.159%, 6/15/19 (IF) (5)	No Opt. Call	AA+	2,949,750

	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 4417:
2,000	22.603%, 6/15/18 (WI/DD, Settling 5/08/14) (IF)	No Opt. Call	AA+	2,753,800
1,320	22.236%, 6/15/21 (IF) (5)	No Opt. Call	AA+	1,817,508

Nuveen Investments	79

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$375	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484, 18.253%, 6/15/15 (IF)	No Opt. Call	AA+	$496,110

10,000	New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Series 2012FF, 5.000%, 6/15/45 (UB)	6/22 at 100.00	AA+	10,705,300

	New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Tender Option Bond Trust 1217:
1,970	22.509%, 6/15/43 (IF) (5)	6/21 at 100.00	AA+	2,622,484
2,265	22.523%, 6/15/45 (IF) (5)	6/22 at 100.00	AA+	3,063,752
400	22.498%, 6/15/45 (IF) (5)	6/22 at 100.00	AA+	541,060
1,600	22.498%, 6/15/47 (IF) (5)	6/23 at 100.00	AA+	2,190,400

	New York Liberty Development Corporation, Liberty Revenue Bonds, Secured by Port Authority Consolidated Bonds, Tender Option Bonds Trust 1190:
2,170	22.468%, 12/15/41 (IF) (5)	12/21 at 100.00	AA–	2,829,203
3,750	18.111%, 12/15/41 (IF) (5)	12/21 at 100.00	AA–	4,660,950
2,000	18.111%, 12/15/41 (IF) (5)	12/21 at 100.00	AA–	2,485,840

	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Tender Option Bond Trust PT4704:
1,000	18.500%, 1/15/44 (IF) (5)	1/20 at 100.00	AA+	1,201,360
1,875	18.500%, 1/15/44 (IF) (5)	1/20 at 100.00	AA+	2,252,550

970	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 4417, 22.580%, 6/15/18 (WI/DD, Settling 5/08/14) (IF)	No Opt. Call	AA+	1,324,942

1,665	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2009, Trust 2977, 14.019%, 11/01/35 (Alternative Minimum Tax) (IF)	5/18 at 100.00	AA–	2,067,747

16,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2008, 5.250%, 11/01/35 (Alternative Minimum Tax) (UB)	5/18 at 100.00	AA–	17,288,800

5,020	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A, 5.000%, 12/01/23	6/17 at 100.00	BB	5,129,085

95	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	7/14 at 100.00	N/R	94,798

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
1,000	5.000%, 6/01/26	6/16 at 100.00	BB–	947,350
3,230	5.000%, 6/01/34	6/16 at 100.00	B	2,673,340
7,760	5.125%, 6/01/42	6/16 at 100.00	B	6,249,206

3,200	Westchester County Local Development Corp, New York, Pace University Revenue Bonds, Series 2014A, 5.500%, 5/01/42	5/24 at 100.00	BB+	3,363,296

4,000	Westchester Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2005, 5.125%, 6/01/45	6/15 at 100.00	BB+	3,213,520

1,000	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	7/14 at 100.00	B+	1,000,450
285,275	Total New York			217,310,107

	North Carolina – 0.3%

1,500	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (6)	1,722,765

80	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina (continued)

$3,410	Charlotte, North Carolina, Special Facility Refunding Revenue Bonds, Charlotte/Douglas International Airport, US Airways, Inc. Project, Series 1998, 5.600%, 7/01/27 (Alternative Minimum Tax)	7/14 at 100.00	N/R	$3,418,900

1,565	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Tender Option Bond Trust 11963, 19.152%, 1/15/19 (IF)	No Opt. Call	AA–	2,003,075

8,000	Gaston County Industrial Facilities and Pollution Control Financing Authority, North Carolina, National Gypsum Company Project Exempt Facilities Revenue Bonds, Series 2005, 5.750%, 8/01/35 (Alternative Minimum Tax)	8/15 at 100.00	N/R	7,806,640

2,108	Hillsborough, North Carolina, Special Assessment Revenue Bonds, Series 2013, 7.750%, 2/01/24	2/23 at 100.00	N/R	2,189,411

5,250	North Carolina Capital Facilities Finance Agency, Solid Waste Facilities Revenue Bonds, Liberty Tire Services of North Carolina LLC, Series 2004A, 6.750%, 7/01/29	7/16 at 100.00	N/R	5,250,786

1,000	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 6.125%, 6/01/35	6/18 at 100.00	BBB	1,066,330

	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Presbyterian Homes, Series 2006:
2,800	5.400%, 10/01/27	10/16 at 100.00	N/R	2,814,336
1,155	5.600%, 10/01/36	10/16 at 100.00	N/R	1,153,475
26,788	Total North Carolina			27,425,718

	North Dakota – 0.1%

10,130	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013, 7.750%, 9/01/38	9/23 at 100.00	N/R	10,398,749

	Ohio – 3.5%

2,500	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Tender Option Bond Trust 3352, 18.121%, 5/01/35 (IF)	5/22 at 100.00	AA–	3,028,600

1,140	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006, 5.000%, 12/01/35	12/16 at 102.00	N/R	1,087,127

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
59,465	5.875%, 6/01/30	6/17 at 100.00	B	49,820,962
65,150	5.750%, 6/01/34	6/17 at 100.00	B	53,559,164
17,875	6.000%, 6/01/42	6/17 at 100.00	B+	14,688,245
23,050	5.875%, 6/01/47	6/17 at 100.00	B	18,990,434

24,970	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B	21,508,409

2,645	County of Greene, Ohio $6,260,000 Greene Town Center Improvement Revenue Bonds, Series 2009, 8.000%, 12/01/34	12/19 at 100.00	N/R	2,875,988

6,000	Hamilton County, Ohio, Healthcare Facilities Revenue Bonds, Christ Hospital Project, Series 2012, 5.000%, 6/01/42	No Opt. Call	BBB+	6,221,820

	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A:
745	5.000%, 12/01/22	12/16 at 100.00	N/R	750,006
2,250	5.000%, 12/01/32	12/16 at 100.00	N/R	2,061,135

6,330	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2014A, 6.250%, 12/01/33	6/23 at 100.00	N/R	6,431,533

Nuveen Investments	81

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$15,115	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB–	$15,840,369

2,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	2,689,600

1,745	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 3260, 19.685%, 5/01/29 (IF)	5/19 at 100.00	A+	2,677,877

	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
1,860	5.000%, 2/15/27	2/23 at 100.00	BB+	1,813,556
3,420	5.000%, 2/15/44	2/23 at 100.00	BB+	3,016,303

18,650	Ohio Air Quality Development Authority, Revenue Refunding Bonds, AK Steel Holding Corporation, Series 2012A, 6.750%, 6/01/24 (Alternative Minimum Tax)	2/22 at 100.00	B–	17,963,494

15,520	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1998, 5.650%, 3/01/33 (Alternative Minimum Tax)	9/14 at 100.00	B–	15,540,331

7,302	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1999, 6.050%, 8/01/34 (Alternative Minimum Tax)	8/14 at 100.00	B–	7,311,566

	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, APEX Environmental LLC, Series 2004A:
3,240	7.125%, 8/01/25 (Alternative Minimum Tax) (4)	8/14 at 102.00	N/R	2,357,813
11,000	7.250%, 8/01/34 (Alternative Minimum Tax) (4)	8/16 at 100.00	N/R	7,808,460

1,004	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, Liberty Waste Transportation LLC, Series 2004A, 7.000%, 8/01/21 (Alternative Minimum Tax) (4)	8/16 at 100.00	N/R	422,366

	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
2,240	5.750%, 12/01/32	12/22 at 100.00	N/R	2,223,469
17,000	6.000%, 12/01/42	12/22 at 100.00	N/R	16,861,110

11,300	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	8/14 at 100.00	B–	11,314,803

1,670	Summit County Port Authority, Ohio, Development Revenue Bonds, Garfield Heights Inc. Project, Series 2004A, 5.250%, 5/15/23	5/14 at 102.00	BBB+	1,687,969

2,005	Toledo-Lucas County Port Authority, Ohio, Special Assessment Revenue Bonds, Crocker Park Public Improvement Project, Series 2003, 5.375%, 12/01/35	12/14 at 101.00	BB	2,008,970

	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A:
11,750	6.100%, 7/01/17 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	386,575
18,400	6.350%, 7/01/27 (Alternative Minimum Tax) (4)	7/17 at 102.00	N/R	605,360

5,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007B, 7.250%, 7/01/27 (4)	7/17 at 102.00	N/R	50
362,841	Total Ohio			293,553,464

	Oklahoma – 1.4%

8,200	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	9,034,760

3,460	Okeene Municipal Hospital and Schallmo Authority, Oklahoma, Revenue Bonds, Series 2006, 7.000%, 1/01/35	1/16 at 101.00	N/R	3,515,810

82	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

	Sayre Memorial Hospital Authority, Oklahoma, Hospital and Sales Tax Revenue Bonds, Series 2007:
$2,110	6.000%, 7/01/27	7/17 at 100.00	N/R	$1,348,480
3,540	6.000%, 7/01/37	7/17 at 100.00	N/R	2,207,898

	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc Project, Series 2010A:
7,510	7.250%, 11/01/40	5/20 at 100.00	N/R	8,150,303
10,760	7.250%, 11/01/45	5/20 at 100.00	N/R	11,648,884

31,112	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1995, 6.250%, 6/01/20	6/14 at 100.00	N/R	31,215,914

19,000	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2000B, 5.500%, 6/01/35 (Alternative Minimum Tax)	6/23 at 100.00	N/R	19,201,970

2,750	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2001A, 5.500%, 12/01/35 (Alternative Minimum Tax)	6/23 at 100.00	N/R	2,779,233

10,705	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2001B, 5.500%, 12/01/35 (Alternative Minimum Tax)	6/23 at 100.00	N/R	10,818,794

14,555	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2004A, 7.750%, 6/01/35 (Mandatory put 12/01/14)	No Opt. Call	N/R	14,998,054

	Weatherford Hospital Authority, Oklahoma, Sales Tax Revenue Bonds, Series 2006:
2,085	6.000%, 5/01/25	5/16 at 103.00	N/R	2,148,405
3,640	6.000%, 5/01/31	5/16 at 103.00	N/R	3,669,630
119,427	Total Oklahoma			120,738,135

	Oregon – 0.3%

3,000	Cow Creek Band of the Umpqua Tribe of Indians, Oregon, Revenue Bonds, Series 2006C, 5.625%, 10/01/26	10/16 at 100.00	N/R	2,797,800

	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Refunding Bonds, Cascade Healthcare Community, Inc., Series 2008:
900	8.000%, 1/01/28	1/19 at 100.00	A2	1,077,291
2,670	8.250%, 1/01/38	1/19 at 100.00	A2	3,197,779

4,715	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Refunding Series 2014A, 5.000%, 5/01/40	5/22 at 100.00	BBB	4,876,772

	Oregon Health, Housing, Educational and Cultural Facilities Authority, Revenue Bonds, Oregon Coast Aquarium Project, Series 2005A:
500	4.850%, 10/01/20	10/14 at 100.00	N/R	489,995
130	5.000%, 10/01/21	7/14 at 100.00	N/R	126,308
735	5.350%, 10/01/31	10/14 at 100.00	N/R	649,689

1,600	Oregon State Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.375%, 9/01/40	9/20 at 100.00	BB+	1,689,728

1,940	Oregon State Facilities Authority, Revenue Bonds, Trillium Charter School Project, Refunding Series 2007A, 7.000%, 11/01/37	No Opt. Call	N/R	1,985,338

8,270	Oregon State Solid Waste Disposal Facilities Economic Development Revenue Bonds, USG Corporation Project, Series 192 of 1999, 6.400%, 12/01/29 (Alternative Minimum Tax)	6/14 at 100.00	B–	8,280,834

2,480	Port of Saint Helens, Oregon, Pollution Control Revenue Bonds, Boise Cascade Project, Series 1997, 5.650%, 12/01/27	No Opt. Call	N/R	2,487,093

850	Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds, Series 2006C, 5.000%, 1/01/21	No Opt. Call	N/R	852,814
27,790	Total Oregon			28,511,441

Nuveen Investments	83

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania – 3.1%

$3,825	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.875%, 5/01/30	11/19 at 100.00	BB–	$4,131,995

7,500	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.550%, 12/01/27	12/21 at 100.00	BB–	8,122,725

5,335	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	No Opt. Call	BB–	4,800,860

305	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Waynesburg College, Refunding Series 2006, 4.800%, 5/01/36 – RAAI Insured	5/16 at 100.00	BBB+	306,443

	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011:
500	6.750%, 11/01/31	11/21 at 100.00	BBB–	540,390
2,500	7.000%, 11/01/40	11/21 at 100.00	BBB–	2,726,400

1,900	Allegheny County Higher Education Building Authority, Pennsylvania, University Revenue Bonds, Robert Morris University, Series 2008A, 6.000%, 10/15/38	10/18 at 100.00	Baa3	1,986,165

1,505	Allegheny County Industrial Development Authority, Pennsylvania, , Charter School Revenue Bonds, Propel Charter School-Sunrise, Series 2013, 6.000%, 7/15/38	7/23 at 100.00	BB+	1,384,525

11,000	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/42	5/22 at 100.00	Baa2	11,039,600

4,805	Berks County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, One Douglassville Properties Project, Series 2007A, 6.125%, 11/01/34 (Alternative Minimum Tax)	11/17 at 101.00	N/R	4,597,232

2,110	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital and Medical Center Project, Tender Option Bonds 3374, 22.272%, 5/01/20 (WI/DD, Settling 5/08/14) (IF)	No Opt. Call	AA	2,666,597

	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A:
1,295	4.875%, 3/15/27	3/17 at 100.00	BBB	1,288,201
1,000	5.000%, 3/15/37	3/17 at 100.00	BBB	961,720

	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005:
925	5.125%, 10/15/15	No Opt. Call	N/R	932,271
4,925	5.500%, 10/15/25	10/15 at 102.00	N/R	4,834,676
12,180	5.750%, 10/15/37	10/15 at 102.00	N/R	11,754,431

5,000	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Charter School Project, Series 2012A, 5.375%, 10/15/42	10/22 at 100.00	BBB–	4,692,250

	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue Bonds, University Student Housing, LLC Project at West Chester University Series 2013A:
1,100	5.000%, 8/01/35	8/23 at 100.00	Baa3	1,088,560
1,075	5.000%, 8/01/45	8/23 at 100.00	Baa3	1,032,269

	Fulton County, Pennsylvania, Industrial Development Authority Hospital Revenue Bonds, Fulton County Medical Center Project, Series 2006:
7,475	5.875%, 7/01/31	7/16 at 100.00	N/R	7,535,099
4,455	5.900%, 7/01/40	7/16 at 100.00	N/R	4,472,419

1,000	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc., Series 2012, 5.000%, 4/01/27	4/22 at 100.00	BB+	1,005,810

84	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$4,125	Latrobe Industrial Development Authority, Pennsylvania, College Revenue Bonds, Saint Vincent College Project, Series 2013, 5.000%, 5/01/43	5/23 at 100.00	Baa1	$4,035,364

500	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.300%, 12/15/26	12/14 at 100.00	N/R	501,600

6,695	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33	7/24 at 100.00	N/R	6,728,609

1,450	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 19.309%, 8/01/38 (IF) (5)	8/20 at 100.00	AA	2,006,162

	Montgomery County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, Whitemarsh Continuing Care, Series 2005:
750	6.000%, 2/01/21	2/15 at 100.00	N/R	765,623
10,500	6.250%, 2/01/35	2/15 at 100.00	N/R	10,614,133

	Mount Lebanon School District, Allegheny County, Pennsylvania, General Obligation Bonds, Tender Option Bonds Trust 1192:
945	18.176%, 2/15/31 (IF) (5)	8/23 at 100.00	Aa1	1,478,415
1,340	18.207%, 2/15/32 (IF) (5)	8/23 at 100.00	Aa1	2,060,826
1,410	18.192%, 2/15/33 (IF) (5)	8/23 at 100.00	Aa1	2,129,396
1,480	18.223%, 2/15/34 (IF) (5)	8/23 at 100.00	Aa1	2,201,352

1,595	Clarion University Foundation Inc, Pennsylvania, Student Housing Revenue Bond, Student Housing Project at Clarion University, Series 2014A, 5.000%, 7/01/45 (WI/DD, Settling 5/07/14)	7/24 at 100.00	Baa3	1,570,134

1,190	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23	6/14 at 100.00	N/R	1,029,369

1,000	Northampton County Industrial Development Authority, Pennsylvania, Revenue Bonds, Morningstar Senior Living, Inc., Series 2012, 5.000%, 7/01/36	No Opt. Call	BBB–	984,130

5,500	Northampton County Industrial Development Authority, Pennsylvania, Tax Increment Financing Revenue Bonds, Route 33 Project, Series 2013, 7.000%, 7/01/32	7/23 at 100.00	N/R	5,728,085

935	Northumberland County Industrial Development Authority, Pennsylvania, Facility Revenue Bonds, NHS Youth Services Inc., Series 2002, 7.500%, 2/15/29	2/15 at 100.00	N/R	674,341

49,050	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	6/14 at 100.00	B–	49,114,256

3,120	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997A, 6.250%, 11/01/27 (Alternative Minimum Tax)	11/14 at 100.00	N/R	3,120,593

7,050	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)	11/14 at 100.00	N/R	7,050,564

1,000	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB	1,028,710

2,070	Pennsylvania Economic Development Financing Authority, Special Facilities Revenue Bonds, US Airways Group Inc. Project, Series 2010B, 8.000%, 5/01/29	5/20 at 100.00	B–	2,361,580

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Tender Option Bond Trust 3252:
1,205	21.609%, 2/15/19 (IF)	No Opt. Call	AA–	1,810,043
750	21.103%, 2/15/19 (IF)	No Opt. Call	AA–	1,102,965

Nuveen Investments	85

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	$1,000,060

5,580	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36	1/15 at 100.00	N/R	3,304,919

2,050	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Nueva Esperanza, Inc. – Esperanza Academy Charter School, Series 2013, 8.000%, 1/01/33	1/23 at 100.00	N/R	2,134,522

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006:
300	5.800%, 5/01/16	No Opt. Call	BB+	309,798
1,380	6.050%, 5/01/23	5/16 at 100.00	BB+	1,394,600
985	6.250%, 5/01/33	5/16 at 100.00	BB+	988,940

1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Russell Byers Charter School, Series 2007A, 5.250%, 5/01/37	5/17 at 100.00	BBB–	933,030

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Tacony Academy Charter School, Series of 2014:
1,000	6.875%, 6/15/33	6/23 at 100.00	BB+	1,025,920
6,070	7.375%, 6/15/43	6/23 at 100.00	BB+	6,344,607

4,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2007A, 5.000%, 7/01/34	7/17 at 100.00	BB+	3,720,920

3,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2007B, 5.500%, 7/01/26	7/17 at 100.00	BB+	3,009,240

	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A:
1,555	5.625%, 7/01/36	No Opt. Call	BB+	1,536,433
28,355	5.625%, 7/01/42	7/22 at 100.00	BB+	27,287,715

90	Scranton Parking Authority, Pennsylvania , Guaranteed Revenue Bonds, Series 2007, 5.000%, 6/01/22 – RAAI Insured	6/17 at 100.00	N/R	81,030

550	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	9/14 at 100.00	AA–	514,333

5,405	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	5,254,525

7,215	Scranton, Pennsylvania, General Obligation Bonds, Series 2012C, 7.250%, 9/01/22	No Opt. Call	N/R	6,664,712

1,250	Scranton, Pennsylvania, General Obligation Bonds, Series 2013A, 7.250%, 9/01/23	No Opt. Call	N/R	1,147,088

1,355	Scranton, Pennsylvania, General Obligation Notes, Series 2012B, 8.500%, 9/01/22	No Opt. Call	N/R	1,317,277

465	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 6.875%, 8/01/31	8/21 at 100.00	BBB+	543,306
257,980	Total Pennsylvania			258,509,863

	Rhode Island – 0.4%

11,050	Rhode Island Health & Educational Building Corporation, Health Facilities Revenue Bonds, Tockwotton Home, Series 2011, 8.375%, 1/01/46	1/21 at 100.00	N/R	12,512,578

8,020	Rhode Island Health & Educational Building Corporation, Public Schools Financing Program Revenue Bonds, Pooled Series 2009E, 6.000%, 5/15/29 – AGC Insured	5/19 at 100.00	A3	8,717,018

86	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Rhode Island (continued)

	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A:
$1,370	5.500%, 9/01/28	9/23 at 100.00	BBB	$1,436,130
2,500	6.000%, 9/01/33	9/23 at 100.00	BBB	2,653,825

2,450	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Tender Option Bond Trust 3189, 18.168%, 10/01/26 (IF)	10/16 at 100.00	AA+	2,574,068

1,550	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Series 2008A, 6.750%, 12/01/28 (Alternative Minimum Tax)	12/17 at 100.00	A	1,682,928
26,940	Total Rhode Island			29,576,547

	South Carolina – 0.6%

816	Connector 2000 Association Inc., South Carolina, Senior Lien Toll Road Revenue Bonds, Series 2011A, 0.000%, 1/01/16	No Opt. Call	N/R	668,811

5,229	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007A, 7.750%, 11/01/39 (4)	11/17 at 100.00	N/R	2,598,552

14,058	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007B, 7.700%, 11/01/17 (4)	No Opt. Call	N/R	6,981,906

3,815	Lancaster County, South Carolina, Special Assessment Revenue Bonds, Sun City Carolina Lakes Improvement District, Series 2006, 5.450%, 12/01/37	12/15 at 100.00	N/R	3,815,496

2,210	Lancaster County, South Carolina, Special Source Revenue Bonds, Bailes Ridge Project, Series 2006, 5.750%, 5/01/20	5/16 at 101.00	N/R	2,268,720

	Myrtle Beach, South Carolina, Tax Increment Bonds, Air Force Base Redevelopment Project, Series 2006:
2,515	5.250%, 10/01/26	11/16 at 100.00	N/R	2,390,432
4,465	5.300%, 10/01/35	11/16 at 100.00	N/R	4,015,017

2,000	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Midland Valley Preparatory School Project, Series 2014, 7.750%, 11/15/45	11/24 at 100.00	N/R	2,004,160

195	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Midland Valley Preparatory School Project, Taxable Series 2014B, 8.000%, 11/15/19	No Opt. Call	N/R	195,534

	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, York Preparatory Academy Project, Series 2014A:
1,370	7.000%, 11/01/33	11/24 at 100.00	N/R	1,412,086
9,250	7.250%, 11/01/45	11/24 at 100.00	N/R	9,520,376

	South Carolina JOBS Economic Development Authority, First Mortgage Revenue Bonds, Lutheran Homes, Series 2007:
2,100	5.500%, 5/01/28	5/17 at 100.00	N/R	2,137,714
1,000	5.625%, 5/01/42	5/17 at 100.00	N/R	1,005,200

15,700	South Carolina JOBS Economic Development Authority, Solid Waste Recycling Facilities Revenue Bonds, Viva Recycling of South Carolina, LLC Project, Series 2012, 8.125%, 1/01/28 (Alternative Minimum Tax)	1/22 at 100.00	N/R	14,901,812
64,723	Total South Carolina			53,915,816

	South Dakota – 0.1%

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Tender Option Bond Trust 1018:
1,250	19.309%, 11/01/40 (IF) (5)	11/19 at 100.00	A+	1,558,850
250	19.309%, 11/01/40 (IF) (5)	11/19 at 100.00	A+	311,770

Nuveen Investments	87

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Dakota (continued)
$2,905	19.301%, 11/01/40 (IF) (5)	11/19 at 100.00	A+	$3,622,448
4,405	Total South Dakota			5,493,068

	Tennessee – 1.4%

	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Tender Option Bond 1268:
2,545	18.395%, 1/01/40 (IF) (5)	1/23 at 100.00	A+	3,360,113
2,500	18.404%, 1/01/45 (IF) (5)	1/23 at 100.00	AAA	3,270,900
865	18.358%, 1/01/45 (WI/DD, Settling 5/01/14) (IF)	1/23 at 100.00	A+	1,131,342

4,730	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	BBB+	4,816,417

	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Serenity Towers Apartments, Series 2014A:
4,565	5.875%, 3/01/44	3/24 at 100.00	A	4,603,574
4,160	6.125%, 3/01/49	3/24 at 100.00	A	4,186,790

76,300	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	85,895,488

12,240	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place, Series 2007A, 6.300%, 7/01/37	7/17 at 100.00	N/R	9,204,725
107,905	Total Tennessee			116,469,349

	Texas – 5.4%

225	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Arlington Classics Academy, Series 2010A, 7.000%, 8/15/28	8/20 at 100.00	BB+	236,741

26,850	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Second Tier Series 2006B, 5.750%, 1/01/34	1/17 at 100.00	BB	27,075,003

7,430	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Third Tier Series 2001C, 9.750%, 1/01/26	7/14 at 100.00	N/R	7,456,154

8,395	Austin, Texas, Estancia Hill Country Public Improvement District, Area 1Special Assessment Revenue Bonds, Series 2013, 6.000%, 11/01/28	11/23 at 100.00	N/R	8,681,437

	Beasley Higher Education Finance Corporation, Texas, Education Revenue Bonds, FOCUS Learning Academy Charter School, Series 2011:
1,565	7.500%, 8/15/31	8/21 at 100.00	BB+	1,615,878
3,525	7.750%, 8/15/41	8/21 at 100.00	BB+	3,652,711

1,330	Bexar County Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Dymaxion & Marbach Park Apartments, Series 2000A, 6.100%, 8/01/30 – NPFG Insured	8/14 at 100.00	Baa1	1,342,928

6,080	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003B, 6.300%, 7/01/32 (Alternative Minimum Tax) (4)	7/14 at 100.00	C	167,200

3,400	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003D, 5.400%, 10/01/29 (Mandatory put 10/01/14) (4)	No Opt. Call	C	93,500

12,725	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax) (4)	10/14 at 100.00	C	349,938

8,350	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax) (4)	9/14 at 100.00	C	229,625

40,000	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax) (4)	7/18 at 100.00	CCC	1,100,000

88	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010:
$2,225	0.000%, 1/01/28	No Opt. Call	Baa2	$1,152,617
4,000	0.000%, 1/01/29	No Opt. Call	Baa2	1,955,080

20,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.750%, 1/01/41	1/21 at 100.00	Baa3	22,664,800

2,335	Central Texas Regional Mobility Authority, Revenue Bonds, Subordinate Lien Refunding Series 2013, 5.000%, 1/01/42	1/23 at 100.00	Baa3	2,286,852

	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A:
80	7.750%, 2/15/18	No Opt. Call	B+	80,226
7,500	9.000%, 2/15/38	2/18 at 100.00	B+	7,606,350

29,135	Dallas-Fort. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2000-A2, 9.000%, 5/01/29 (Alternative Minimum Tax) (7)	No Opt. Call	N/R	—

63,620	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax) (7)	No Opt. Call	N/R	1

52,460	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2000A-3, 9.125%, 5/01/99 (Alternative Minimum Tax) (7)	No Opt. Call	N/R	1

2,430	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+	2,459,719

5,050	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H. Wood Jr. Public Charter District, Inspire Academies, Series 2013A, 6.500%, 8/15/43	8/23 at 100.00	BBB–	5,267,453

4,760	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2004A, 7.125%, 9/01/34	9/14 at 100.00	N/R	4,802,792

	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2013A:
1,000	6.625%, 9/01/31	9/23 at 100.00	N/R	1,063,920
6,285	6.375%, 9/01/42	9/23 at 100.00	N/R	6,424,904

2,530	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	4/14 at 100.00	BB+	2,533,188

	Hackberry, Texas, Combination Special Assessment and Contract Revenue Road and Utility Bonds, Hidden Cove Improvements Series 2009-2A:
890	8.625%, 9/01/29	9/19 at 100.00	N/R	952,692
8,665	9.000%, 9/01/38	9/19 at 100.00	N/R	9,216,094

2,500	Harris County Cultural Education Facilities Finance Corporation, Texas, First Mortgage Revenue Bonds, Brazos Presbyterian Homes, Inc. Project, Series 2013B, 7.000%, 1/01/43	1/23 at 100.00	BB+	2,679,000

3,606	Harris County, Texas, Lease Purchase Agreement Bonds, Murworth Project II Series 2000, 6.750%, 5/01/20	5/14 at 100.00	N/R	3,606,991

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
1,875	0.000%, 11/15/23 – NPFG Insured	No Opt. Call	AA–	1,136,663
16,030	0.000%, 11/15/25 – NPFG Insured	No Opt. Call	AA–	8,540,944
4,920	0.000%, 11/15/26	No Opt. Call	AA–	2,482,238
5,000	0.000%, 11/15/27 – NPFG Insured	No Opt. Call	AA–	2,363,650

Nuveen Investments	89

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)
$12,075	0.000%, 11/15/28 – NPFG Insured	No Opt. Call	AA–	$5,310,102
10,525	0.000%, 11/15/29 – NPFG Insured	No Opt. Call	AA–	4,321,670
2,785	0.000%, 11/15/30 – NPFG Insured	No Opt. Call	AA–	1,059,275
5,000	0.000%, 11/15/31 – NPFG Insured	No Opt. Call	AA–	1,769,550
1,375	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	AA–	457,270
180	0.000%, 11/15/33	11/31 at 88.44	AA–	55,811
2,075	0.000%, 11/15/34 – NPFG Insured	11/31 at 83.17	AA–	594,820
35	0.000%, 11/15/35	11/31 at 78.18	AA–	9,352
4,160	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	AA–	1,038,960
1,525	0.000%, 11/15/37 – NPFG Insured	11/31 at 69.08	AA–	357,933
1,930	0.000%, 11/15/38 – NPFG Insured	11/31 at 64.91	AA–	423,172
1,130	0.000%, 11/15/39 – NPFG Insured	11/31 at 60.98	AA–	231,752
10,045	0.000%, 11/15/40 – NPFG Insured	11/31 at 57.27	AA–	1,936,274
5,460	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	AA–	970,843

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G:
95	5.250%, 11/15/22 – NPFG Insured	5/14 at 100.00	AA–	95,064
2,960	5.250%, 11/15/30 – NPFG Insured	5/14 at 100.00	AA–	2,960,829
1,705	5.375%, 11/15/41 – NPFG Insured	5/14 at 100.00	AA–	1,705,477
1,840	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	AA–	356,831

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3:
100	0.000%, 11/15/31 – NPFG Insured	11/24 at 66.52	AA–	35,663
605	0.000%, 11/15/32 – NPFG Insured	11/24 at 62.70	AA–	201,622
1,420	0.000%, 11/15/33 – NPFG Insured	11/24 at 59.10	AA–	441,790
215	0.000%, 11/15/34 – NPFG Insured	11/24 at 55.69	AA–	61,767
555	0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	AA–	148,490
10,000	0.000%, 11/15/38 – NPFG Insured	11/24 at 43.83	AA–	2,148,700
17,675	0.000%, 11/15/39	11/24 at 41.26	AA–	3,523,158

125	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Junior Lien Series 1998B, 0.000%, 11/15/22 – NPFG Insured	No Opt. Call	AA–	78,954

42,450	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Junior Lien Series 2001B, 5.250%, 11/15/40 – NPFG Insured	5/14 at 100.00	AA–	42,461,462

	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A:
30	5.250%, 11/15/30 – NPFG Insured	5/14 at 100.00	AA–	30,008
1,180	0.000%, 11/15/34 – NPFG Insured	11/30 at 78.27	AA–	360,785
26,805	0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	AA–	6,336,970
750	0.000%, 11/15/40 – NPFG Insured	11/30 at 54.04	AA–	155,400

3,685	Health Facilities Development District of Central Texas, Revenue Bonds, Lutheran Social Services of the South Inc., Series 2004A, 6.875%, 2/15/32	8/14 at 100.00	N/R	3,686,806

8,410	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	8/16 at 100.00	N/R	7,739,303

6,395	Hidalgo Willacy Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Heritage Square Apartments Project, Series 2003A, 7.000%, 1/01/39	1/16 at 100.00	N/R	6,495,913

	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 2001E:
4,350	7.000%, 7/01/29	7/14 at 100.00	B	4,351,392
7,000	6.750%, 7/01/29 (Alternative Minimum Tax)	7/14 at 100.00	B	7,002,380

2,540	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Airport Improvement Project, Series 1997C, 6.125%, 7/15/27 (Alternative Minimum Tax)	7/14 at 100.00	B	2,541,397

90	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$7,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Refunding Series 2011, 6.625%, 7/15/38 (Alternative Minimum Tax)	7/21 at 100.00	B	$7,634,270

11,320	Jefferson County Industrial Development Corporation, Texas, Hurricane Ike Disaster Area Revenue Bonds, Port of Beaumont Petroleum Transload Terminal, LLC Project, Series 2012, 8.250%, 7/01/32	7/22 at 100.00	N/R	11,857,813

4,580	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007A, 5.450%, 8/15/36	8/14 at 100.00	N/R	4,534,246

	Little Elm, Texas, Special Assessment Revenue Bonds, Valencia Public Improvement District Phases 2-5 Major Improvement Project:
2,765	7.150%, 9/01/27	3/18 at 103.00	N/R	2,825,858
1,475	7.400%, 9/01/28	3/20 at 103.00	N/R	1,513,527

	Little Elm. Texas, Valencia Public Improvement District Phase I Special Assessment Revenue Bonds, Series 2014:
870	6.900%, 9/01/32	3/18 at 103.00	N/R	889,314
1,215	7.150%, 9/01/37	3/18 at 103.00	N/R	1,241,742

3,000	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, AEP Texas Central Company Project, Remarketing, Series 2008-2, 4.000%, 6/01/30	6/23 at 100.00	A–	2,949,210

1,500	Newark Cultural Education Facilities Finance Corporation, Texas, Lease Revenue Bonds, A.W. Brown-Fellowship Leadership Academy, Series 2012A, 6.000%, 8/15/42	2/15 at 103.00	BBB–	1,556,190

11,090	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Tender Option Bond Trust 1015, 20.661%, 1/01/38 (IF) (5)	1/18 at 100.00	A3	16,713,850

18,240	Port Corpus Christi Authority, Nueces County, Texas, Pollution Control Revenue Bonds, Celanese Project, Refunding Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	5/14 at 100.00	BB–	18,264,259

9,400	Red River Authority, Texas, Pollution Control Revenue Bonds, Hoechst Celanese Corporation Project, Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	5/14 at 100.00	BB–	9,420,398

14,375	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc., Series 2012, 7.250%, 12/15/47	12/21 at 100.00	N/R	14,569,925

4,500	Red River Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, MRC Crestview Project, Series 2011A, 8.000%, 11/15/46	11/21 at 100.00	N/R	5,186,700

3,300	Red River Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, MRC Crossings Project, Series 2014A, 7.750%, 11/15/44	11/24 at 100.00	N/R	3,368,838

5,945	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28 (4)	11/15 at 100.00	CCC	163,488

1,000	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003A, 5.800%, 7/01/22 (4)	7/14 at 100.00	C	27,500

2,900	San Antonio Convention Center Hotel Finance Corporation, Texas, Contract Revenue Empowerment Zone Bonds, Series 2005A, 5.000%, 7/15/39 – AMBAC Insured (Alternative Minimum Tax)	7/15 at 100.00	BBB	2,885,384

2,075	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, C.C. Young Memorial Home Project, Series 2009A, 8.000%, 2/15/38	2/20 at 100.00	N/R	2,285,882

1,350	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Charter School Revenue Bonds, Trinity Basin Preparatory Project, Series 2009A, 7.750%, 6/01/39	12/19 at 100.00	BB+	1,472,162

100	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A, 5.250%, 12/15/22	No Opt. Call	A–	113,357

Nuveen Investments	91

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
$4,180	5.000%, 12/15/28	No Opt. Call	A3	$4,382,646
2,000	5.000%, 12/15/29	No Opt. Call	A3	2,085,260
1,750	5.000%, 12/15/30	No Opt. Call	A3	1,814,418
3,015	5.000%, 12/15/31	No Opt. Call	A3	3,115,098
20,000	5.000%, 12/15/32	No Opt. Call	A3	20,606,400

1,900	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	2,173,866

	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013:
6,665	7.000%, 12/31/38 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	7,757,394
3,660	6.750%, 6/30/43 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	4,162,115

	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
8,550	7.500%, 6/30/32	6/20 at 100.00	Baa3	10,201,347
2,715	7.500%, 6/30/33	6/20 at 100.00	Baa3	3,234,461
10,400	7.000%, 6/30/40	6/20 at 100.00	Baa3	12,089,376

3,445	Texas Public Finance Authority Charter School Finance Corporation, Charter School Revenue Bonds, School of Excellence Education Project, Series 2004A, 7.000%, 12/01/34	12/14 at 100.00	BB+	3,449,789

5,500	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.125%, 11/01/40	11/20 at 100.00	BB+	6,098,620

980	Trinity River Authority of Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003, 6.250%, 5/01/28 (Alternative Minimum Tax) (4)	5/14 at 100.00	C	26,950

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A:
3,610	5.250%, 11/01/32	11/17 at 100.00	Baa2	3,645,595
5,400	5.375%, 11/01/37	11/17 at 100.00	Baa2	5,441,904
757,731	Total Texas			452,493,387

	Utah – 0.6%

540	Bountiful, Davis County, Utah, Hospital Revenue Refunding Bonds, South Davis Community Hospital Project, Series 1998, 5.750%, 12/15/18	6/14 at 100.00	N/R	540,994

2,300	Carbon County, Utah, Solid Waste Disposal Facility Revenue Bonds, Sunnyside Cogeneration Associates, Series 1999A, 7.100%, 8/15/23 (Alternative Minimum Tax)	No Opt. Call	N/R	2,507,874

890	Provo, Utah, Charter School Revenue Bonds, Freedom Academy Foundation, Series 2007, 5.500%, 6/15/37	6/17 at 100.00	N/R	809,873

	Spanish Fork City, Utah, Charter School Revenue Bonds, American Leadership Academy, Series 2006:
1,145	5.550%, 11/15/26	11/16 at 100.00	N/R	1,114,738
9,195	5.700%, 11/15/36	11/16 at 100.00	N/R	8,629,783

4,500	Utah County, Utah, Charter School Revenue Bonds, Lakeview Academy, Series 2007A, 5.625%, 7/15/37	7/15 at 102.00	BBB–	4,568,715

2,000	Utah State Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology) Series 2012, 6.550%, 7/15/42	7/22 at 100.00	BB+	2,044,400

92	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah (continued)

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Entheos Academy, Improvement & Refunding Series 2013A:
$1,730	6.500%, 10/15/33	10/18 at 100.00	BB+	$1,808,629
2,650	6.750%, 10/15/43	10/18 at 100.00	BB+	2,769,224

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A:
1,930	6.250%, 6/15/28	6/17 at 100.00	N/R	1,930,367
2,975	6.500%, 6/15/38	6/17 at 100.00	N/R	2,975,536

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Oquirrh Mountain Charter School, Series 2010:
2,080	8.000%, 7/15/30	7/18 at 102.00	N/R	2,256,758
3,910	8.000%, 7/15/41	7/18 at 102.00	N/R	4,227,140

5,145	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Summit Academy High School, Series 2011A, 8.500%, 5/15/41	5/21 at 100.00	N/R	5,663,976

	Utah State Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Series 2007A:
1,375	5.750%, 7/15/22	7/15 at 102.00	N/R	1,378,053
1,530	5.875%, 7/15/27	7/15 at 102.00	N/R	1,505,719
3,475	6.000%, 7/15/37	7/15 at 102.00	N/R	3,352,437

3,300	Utah State Charter School Finance Authority, Revenue Bonds, Summit Academy Project, Series 2007A, 5.800%, 6/15/38	12/17 at 100.00	BBB–	3,336,201
50,670	Total Utah			51,420,417

	Virgin Islands – 0.0%

1,240	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	1,364,794

	Virginia – 0.8%

100	Bell Creek Community Development Authority, Virginia, Special Assessment Bonds, Series 2003A, 6.750%, 3/01/22	9/14 at 100.00	N/R	100,166

	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B:
2,315	6.250%, 3/01/18 (18)	3/15 at 101.00	N/R	1,493,314
5,652	6.600%, 3/01/25 (19)	9/14 at 102.00	N/R	3,646,953
3,377	6.750%, 3/01/34 (20)	3/16 at 100.00	N/R	2,179,482

	Chesterfield County Health Center Commission, Virginia, Mortgage Revenue Bonds, Lucy Corr Village, Series 2005:
3,750	5.375%, 12/01/28	12/15 at 100.00	N/R	2,751,488
11,500	5.625%, 12/01/39	12/15 at 100.00	N/R	7,829,430

11,300	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2013, 7.250%, 3/01/43	3/23 at 100.00	N/R	11,440,459

	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Revenue Bonds, Vinson Hall LLC, Series 2013A:
5,600	5.000%, 12/01/42	12/23 at 100.00	N/R	5,540,920
4,000	5.000%, 12/01/47	12/23 at 100.00	N/R	3,932,800

260	Giles County Industrial Development Authority, Virginia, Exempt Facility Revenue Bonds, Hoechst Celanese Corporation Project, Series 1995, 5.950%, 12/01/25 (Alternative Minimum Tax)	6/14 at 100.00	BB–	260,101

Nuveen Investments	93

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$4,350	Norfolk Economic Development Authority, Virginia, Empowerment Zone Facility Revenue Bonds, BBL Old Dominion University LLC Project, Series 2006A, 6.000%, 11/01/36 (Alternative Minimum Tax)	11/16 at 102.00	N/R	$3,747,177

6,175	Park Center Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2007, 6.000%, 4/15/47	5/14 at 100.00	N/R	6,174,568

	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Series 2007:
1,236	6.350%, 9/01/28	9/17 at 100.00	N/R	1,297,120
8,360	6.450%, 9/01/37	9/17 at 100.00	N/R	8,733,358

17,350	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B, 0.000%, 7/01/42	No Opt. Call	BBB–	3,496,199

2,340	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2006, 5.250%, 6/15/37	6/16 at 100.00	Baa1	2,366,068

725	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.150%, 9/01/24	9/16 at 100.00	N/R	729,379

5,625	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B–	4,034,194
94,015	Total Virginia			69,753,176

	Washington – 1.4%

1,595	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009, 5.500%, 6/01/34 (UB) (5)	6/19 at 100.00	AA	1,739,682

	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B:
2,500	19.502%, 6/01/39 (IF) (5)	6/19 at 100.00	AA	3,305,600
750	19.502%, 6/01/39 (IF) (5)	6/19 at 100.00	AA	991,680

1,050	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	1,105,335

	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007:
1,615	5.500%, 6/01/27 (Alternative Minimum Tax)	6/17 at 100.00	N/R	1,462,124
2,310	5.600%, 6/01/37 (Alternative Minimum Tax)	6/17 at 100.00	N/R	1,979,716

2,010	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+	2,525,565

6,800	Port of Seattle Industrial Development Corporation, Washington, Special Facilities Revenue Refunding Bonds, Delta Air Lines, Inc. Project, Series 2012, 5.000%, 4/01/30 (Alternative Minimum Tax)	4/23 at 100.00	BB–	6,607,084

2,020	Snohomish County Housing Authority, Washington, Revenue Bonds, Westwood Crossing Apartments, Series 2007, 5.250%, 5/01/37 (Alternative Minimum Tax)	5/17 at 100.00	N/R	1,788,710

7,670	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	4/15 at 100.00	N/R	7,678,974

1,615	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012, 5.000%, 12/01/42	12/21 at 100.00	Baa3	1,635,268

	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 4730:
1,510	18.286%, 10/01/42 (IF) (5)	10/22 at 100.00	AA	1,953,200
630	18.244%, 10/01/42 (IF) (5)	10/22 at 100.00	AA	815,069

94	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Childrens Hospital, Tender Option Bond Trust 1180:
$1,750	17.895%, 10/01/40 (IF) (5)	10/20 at 100.00	AA	$2,072,000
3,685	17.889%, 10/01/40 (IF) (5)	10/20 at 100.00	AA	4,362,782

2,500	Washington State Health Care Facilities Authority, Revenue Bonds, Children’s Hospital and Regional Medical Center, Tender Option Bond Trust 1180, 17.795%, 10/01/40 (IF) (5)	10/20 at 100.00	AA	2,960,000

	Washington State Health Care Facilities Authority, Revenue Bonds, Group Health Cooperative of Puget Sound, Series 2006:
1,600	5.000%, 12/01/23 – RAAI Insured	12/16 at 100.00	BBB–	1,629,632
1,810	5.000%, 12/01/25 – RAAI Insured	12/16 at 100.00	BBB–	1,831,123
3,550	4.500%, 12/01/26 – RAAI Insured	12/16 at 100.00	BBB–	3,499,555
27,180	4.750%, 12/01/31 – RAAI Insured	12/16 at 100.00	BBB–	26,421,134
2,380	5.000%, 12/01/36 – RAAI Insured	12/16 at 100.00	BBB–	2,341,920

1,125	Washington State Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Tender Option Bond Trust 1095, 17.619%, 8/15/42 (IF) (5)	8/22 at 100.00	AA–	1,372,995

	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health & Services Project, Tender Option Bond Trust 4679:
1,875	18.940%, 10/01/39 (IF) (5)	4/20 at 100.00	AA	2,366,550
1,520	19.139%, 10/01/39 (IF) (5)	4/20 at 100.00	AA	1,918,149

14,235	Washington State Housing Finance Commission, Multifamily Revenue Bonds, Greentree Village Homes Project, Series 2008, 5.264%, 2/01/26	No Opt. Call	N/R	12,839,916

	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella Project, Series 2012A:
2,130	6.500%, 10/01/32	No Opt. Call	N/R	2,133,941
18,225	6.750%, 10/01/47	No Opt. Call	N/R	18,317,218

2,660	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community Refunding, Series 2012, 5.000%, 1/01/48	No Opt. Call	BBB–	2,529,101
118,300	Total Washington			120,184,023

	West Virginia – 0.6%

7,975	Berkeley, Hardy and Jefferson Counties, West Virginia, as Joint Issuers, Commercial Development Revenue Bonds, Scattered Site Housing Projects, Series 2010, 5.750%, 12/01/44	No Opt. Call	N/R	7,783,999

3,325	Kanawha County Commission, West Virginia, Student Housing Revenue Bonds, West Virginia State University Foundation Inc, Series 2013, 6.500%, 7/01/33	7/23 at 100.00	Ba1	3,495,639

365	Ohio County Commission, West Virginia, Special District Excise Tax Revenue Bonds, Fort Henry Economic Development, Series 2006B, 5.625%, 3/01/36	3/16 at 100.00	BBB	372,942

1,675	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Tax Increment Financing District 1, The Highlands Project, Series 2008A, 6.500%, 6/01/34	6/18 at 100.00	N/R	1,775,835

	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008:
13,165	6.500%, 10/01/38	10/18 at 100.00	N/R	13,274,401
22,436	6.750%, 10/01/43	10/18 at 100.00	N/R	22,822,004
48,941	Total West Virginia			49,524,820

	Wisconsin – 1.5%

450	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16 (Pre-refunded 12/01/14)	12/14 at 101.00	N/R (6)	474,494

Nuveen Investments	95

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$8,990	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2006, 7.000%, 12/01/26	12/18 at 102.00	N/R	$8,798,423

300	Milwaukee Redevelopment Authority, Wisconsin, Academy of Learning and Leadership Charter School, Series 2007A, 5.500%, 8/01/22 (4)	8/15 at 102.00	N/R	89,892

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Thomas Jefferson Classical Academy of Mooresboro, North Carolina, Series 2011:
660	7.000%, 7/01/31	7/19 at 100.00	BBB–	703,342
500	7.125%, 7/01/42	7/19 at 100.00	BBB–	531,520

	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2012:
2,475	5.500%, 4/01/32	No Opt. Call	BB+	2,476,460
4,250	5.750%, 4/01/42	No Opt. Call	BB+	4,271,208

1,000	Public Finance Authority, Wisconsin, Charter School Revenue Bonds, Explore Knowledge Foundation Las Vegas Project, Series 2012A, 6.000%, 7/15/42	7/22 at 100.00	BBB–	1,024,610

	Public Finance Authority, Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc. of North Carolina, Series 2012A:
1,100	6.000%, 10/01/32	10/22 at 100.00	N/R	1,115,158
3,275	6.200%, 10/01/42	10/22 at 100.00	N/R	3,313,285

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mile Bluff Medical Center, Inc., Series 2014:
1,650	5.500%, 5/01/34 (WI/DD, Settling 5/01/14)	5/24 at 100.00	N/R	1,642,080
2,635	5.750%, 5/01/39 (WI/DD, Settling 5/01/14)	5/24 at 100.00	N/R	2,619,427

2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Tender Option Bond Trust 1191, 18.177%, 4/15/35 (IF) (5)	4/23 at 100.00	A	3,070,400

1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39	6/20 at 100.00	Baa2	1,327,190

2,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Tender Option Bond Trust 2009-15W, 19.199%, 8/15/37 (IF) (5)	2/20 at 100.00	AA–	3,492,170

955	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 3592, 18.975%, 4/01/17 (IF) (5)	No Opt. Call	AA–	1,202,154

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A:
1,000	5.750%, 5/01/35	5/21 at 100.00	A	1,103,400
3,925	6.000%, 5/01/41	5/21 at 100.00	A	4,374,962

500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ThedaCare, Inc., Series 2009A, 5.500%, 12/15/38	12/19 at 100.00	AA–	530,440

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Health, Tender Option Bond Trust 2113:
9,750	15.927%, 8/15/30 (IF)	8/16 at 100.00	A–	10,622,040
3,535	16.419%, 8/15/31 (IF)	8/16 at 100.00	A–	3,920,315
3,750	16.430%, 8/15/34 (IF)	8/16 at 100.00	A–	4,047,000

	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012A:
2,480	8.375%, 6/01/37	No Opt. Call	N/R	2,897,830
42,905	8.625%, 6/01/47	6/22 at 100.00	N/R	50,515,918

96	Nuveen Investments

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$15,340	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012B, 8.375%, 6/01/20		6/14 at 100.00	N/R	$15,380,037
117,900	Total Wisconsin				129,543,755
$9,268,046	Total Municipal Bonds (cost $7,808,695,378)				8,034,259,838

Shares	Description (1)				Value

	COMMON STOCKS – 2.9%

	Airlines – 2.9%

6,932,694	American Airlines Group Inc. (21)				$243,129,579

	Containers & Packaging – 0.0%

10,846	Rock-Tenn Company (22)				1,036,986
	Total Common Stocks (cost $174,449,817)				244,166,565

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$65	Las Vegas Monorail Company, Senior Interest Bonds (7), (23)	5.500%	7/15/19	N/R	$11,709

18	Las Vegas Monorail Company, Senior Interest Bonds (7), (23)	3.000%	7/15/55	N/R	2,411
$83	Total Corporate Bonds (cost $4,970)				14,120
	Total Long-Term Investments (cost $7,983,150,165)				8,278,440,523
	Floating Rate Obligations – (2.0)%				(166,542,000)
	Other Assets Less Liabilities – 3.8% (24)				314,493,888
	Net Assets – 100%				$8,426,392,411

Investments in Derivatives as of April 30, 2014

Credit Default Swaps outstanding:

Counterparty	Reference Entity	Buy/Sell Protection (25)	Current Credit Spread (26)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation) (24)
Goldman Sachs	Texas Competitive Electric Holdings Company LLC	Buy	47-51%	$2,000,000	5.000%	9/20/14	$1,857,043	$732,043

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (27)	Termination Date	Unrealized Appreciation (Depreciation) (24)
Barclays PLC	$100,000,000	Receive	3-Month USD-LIBOR	2.670%	Semi-Annually	6/26/14	6/26/42	$14,893,146

Nuveen Investments	97

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.

(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	On June 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on the security, and therefore reduced the security’s interest rate of accrual from 7.250% to 1.813%.

(9)	On May 1, 2012, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.80% to 4.35%.

(10)	Principal Amount (000) rounds to less than $1,000.

(11)	On September 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.500% to 5.200%.

(12)	On October 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 7.000% to 3.150%.

(13)	On February 8, 2011, the Fund’s Adviser directed the Fund’s custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records. Effective March 1, 2011, the Fund’s Adviser directed the Fund’s custodian to resume accruing income at an annual interest rate of 4.50%.

(14)	On March 5, 2007, Bayonne Medical Center (“Bayonne”) received an “event of default notice” resulting from their failure to pay a $5,000,000 bank line of credit. As senior creditors of Bayonne, the Adviser, on behalf of the Fund, issued an event of default notice to Bayonne on March 15, 2007, under default provisions of the debt agreements. Under such notice, Bayonne became obligated to increase the interest rate it paid on the debt from 8.050% annually to 10.750% annually and the Fund’s Adviser instructed the custodian to reflect such change in the Fund’s records. On April 30, 2007, the Adviser concluded that Bayonne was not likely able to meet its interest obligations and directed the Fund’s custodian to cease accruing additional income and to “write-off” any remaining recorded balances on the Fund’s records.

(15)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.625% to 2.250%.

(16)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.750% to 2.300%.

(17)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.

(18)	On September 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.250% to 4.688%.

(19)	On September 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.600% to 4.950%.

(20)	On September 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.750% to 5.063%.

(21)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(22)	Common stock received as part of the bankruptcy settlement for Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, coupon 7.450%, Maturity 3/01/24.

(23)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(24)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(25)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(26)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(27)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.

WI/DD	Investment, or portion of investment purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

98	Nuveen Investments

Nuveen Short Duration High Yield Municipal Bond Fund

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 100.1%

	MUNICIPAL BONDS – 100.1%

	Alabama – 3.4%

$9,920	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1993, 6.450%, 12/01/23 (Alternative Minimum Tax)	7/14 at 100.00	B3	$9,948,371

3,035	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1994, 6.450%, 12/01/23 (Alternative Minimum Tax)	7/14 at 100.00	B3	3,043,680

145	Bessemer Governmental Utility Services Corporation, Alabama, Water Supply Revenue Bonds, Series 2008A, 3.750%, 6/01/17	No Opt. Call	A2	151,908

555	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30	11/15 at 100.00	Baa2	555,799

1,000	Courtland Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 2005A, 5.000%, 6/01/25	6/15 at 100.00	BBB	1,019,140

3,000	Fairfield Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, US Steel Corporation Project, Series 2011, 5.375%, 6/01/15	No Opt. Call	BB–	3,070,830

	Jefferson County Public Building Authority, Alabama, Lease Revenue Warrants, Series 2006:
45	5.125%, 4/01/18 – AMBAC Insured	4/16 at 100.00	B1	43,610
100	5.125%, 4/01/21 – AMBAC Insured	4/16 at 100.00	B1	93,141

	Jefferson County, Alabama, General Obligation Refunding Warrants, Series 2003A:
500	5.000%, 4/01/22 – NPFG Insured	10/14 at 100.00	AA–	500,035
5,500	5.000%, 4/01/23 – NPFG Insured	10/14 at 100.00	AA–	5,499,725

	Jefferson County, Alabama, General Obligation Warrants, Series 2004A:
500	5.000%, 4/01/18 – NPFG Insured	4/15 at 100.00	AA–	500,435
1,000	5.000%, 4/01/20 – NPFG Insured	4/15 at 100.00	AA–	1,000,450

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
3,715	5.250%, 1/01/15	7/14 at 100.00	BBB	3,735,321
300	5.250%, 1/01/16	7/14 at 100.00	BBB	301,641
525	5.250%, 1/01/18 – AGM Insured	7/14 at 100.00	AA	526,034
150	5.250%, 1/01/19 – AGM Insured	7/14 at 100.00	AA	150,258
5,315	5.250%, 1/01/20	7/14 at 100.00	BBB	5,322,705
150	5.500%, 1/01/22 – AGM Insured	7/14 at 100.00	AA	150,150
1,785	5.250%, 1/01/23	7/14 at 100.00	BBB	1,785,125
1,000	5.000%, 1/01/24	7/14 at 100.00	BBB	999,920

	Jefferson County, Alabama, Sewer Revenue Warrants, Subordinate Lien Series 2013D:
1,300	5.000%, 10/01/21	No Opt. Call	BBB–	1,416,480
1,000	5.000%, 10/01/22	No Opt. Call	BBB–	1,086,500
40,540	Total Alabama			40,901,258

	Alaska – 0.1%

	Alaska Railroad Corporation, Capital Grant Receipts Bonds, Section 5307 and 5309 Formula Funds, Series 2007:
490	5.000%, 8/01/18 – FGIC Insured	8/17 at 100.00	AA–	539,823
230	5.000%, 8/01/21 – FGIC Insured	8/17 at 100.00	AA–	254,109
720	Total Alaska			793,932

Nuveen Investments	99

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona – 1.8%

$2,680	Arizona Health Facilities Authority, Health Care Facilities Revenue Bonds, The Beatitudes Campus Project, Series 2006, 5.100%, 10/01/22	10/16 at 100.00	N/R	$2,608,040

75	Downtown Phoenix Hotel Corporation, Arizona, Senior Revenue Bonds, Series 2005A, 5.250%, 7/01/23 – FGIC Insured	1/16 at 100.00	BB+	76,422

350	Florence Town Inc., Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional School Project – Queen Creek and Casa Grande Campuses, Series 2013, 4.000%, 7/01/18	No Opt. Call	BB	349,986

150	Glendale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Senior Lien Series 2012A, 3.000%, 7/01/18	No Opt. Call	AA+	157,352

1,000	Phoenix Industrial Development Authority, Arizona, Airport Facilities Refunding Bonds, America West Airlines, Inc. Project, Series 1998, 6.300%, 4/01/23 (Alternative Minimum Tax)	10/14 at 100.00	B3	1,002,190

675	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Candeo Schools, Inc. Project, Series 2013, 6.000%, 7/01/23	No Opt. Call	BB+	717,977

	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Project, Series 2014A:
700	4.750%, 7/01/19 (WI/DD, Settling 5/01/14)	No Opt. Call	N/R	697,424
1,250	5.750%, 7/01/24 (WI/DD, Settling 5/01/14)	No Opt. Call	N/R	1,247,038

360	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 5.200%, 7/01/22	7/21 at 100.00	BB	362,974

1,170	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, LEAD Charter School Project, Series 2014, 6.250%, 3/01/24	No Opt. Call	N/R	1,188,814

1,330	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2014A , 7.500%, 2/01/25	2/24 at 100.00	N/R	1,348,181

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Charter Schools Refunding Project, Series 2013Q:
1,235	4.000%, 7/01/19	No Opt. Call	Baa3	1,255,415
745	4.500%, 7/01/20	No Opt. Call	Baa3	766,441

960	Quail Creek Community Facilities District, Arizona, General Obligation Bonds, Series 2006, 5.150%, 7/15/16	No Opt. Call	N/R	1,012,752

55	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/21	No Opt. Call	A–	62,539

3,000	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.700%, 4/01/22	10/14 at 100.00	A–	3,048,000

3,280	University Medical Center Corporation, Arizona, Hospital Revenue Bonds, Series 2005, 5.000%, 7/01/35	7/15 at 100.00	BBB+	3,307,585

987	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 5.750%, 7/01/22	7/16 at 100.00	N/R	1,010,945

	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2013A:
1,000	5.000%, 8/01/19	No Opt. Call	Baa1	1,109,820
500	5.000%, 8/01/20	No Opt. Call	Baa1	554,850
21,502	Total Arizona			21,884,745

100	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California – 10.8%

$475	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Sharp HealthCare, Series 2009B, 6.375%, 8/01/34 (Pre-refunded 8/01/14)	8/14 at 100.00	AA– (4)	$482,472

280	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.300%, 10/01/23 – AMBAC Insured	No Opt. Call	BBB+	303,215

200	Anaheim Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged Redevelopment Project Areas, Series 2007A, 5.000%, 2/01/16 – AGM Insured	No Opt. Call	AA	214,740

3,125	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2002A, 5.250%, 9/01/17	9/14 at 100.00	Ba2	3,147,656

1,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 4740, 3.441%, 4/01/36 (IF) (5)	10/26 at 100.00	AA	1,026,240

1,455	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 4.500%, 6/01/21	6/17 at 100.00	BBB+	1,429,843

	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
18,795	5.250%, 6/01/21	12/18 at 100.00	B2	18,865,481
5,000	5.450%, 6/01/28	12/18 at 100.00	B+	4,553,150

500	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein Academies Project, Series 2013A , 6.000%, 8/01/23	No Opt. Call	BB	517,525

150	California Municipal Finance Authority, Certificates of Participation, Community Hospitals of Central California Obligated Group, Series 2009, 4.250%, 2/01/15	No Opt. Call	Baa1	153,717

920	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Literacy First Project, Series 2010A, 5.500%, 9/01/22	9/20 at 100.00	BBB–	975,375

1,125	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A, 4.750%, 8/01/22	No Opt. Call	BB+	1,151,933

1,525	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education – Multiple Projects, Series 2014A, 6.000%, 6/01/23	6/22 at 102.00	N/R	1,550,513

50	California Municipal Finance Authority, Revenue Bonds, Biola University, Refunding Series 2008A, 5.000%, 10/01/18	No Opt. Call	Baa1	56,144

165	California Municipal Finance Authority, Revenue Bonds, Biola University, Series 2013, 5.000%, 10/01/22	No Opt. Call	Baa1	188,301

500	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 4.000%, 7/01/15	No Opt. Call	Baa2	513,545

600	California School Finance Authority, Educational Facility Revenue Bonds, Partnerships to Uplift Communities Valley Project, Series 2014, 5.350%, 8/01/24	2/24 at 100.00	BB	609,060

1,300	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2013, 5.900%, 7/01/23	No Opt. Call	BB+	1,342,939

880	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Irvine Unified School District Solar Projects, Series 2010, 5.250%, 1/01/16	No Opt. Call	N/R	893,200

2,845	California Statewide Community Development Authority, Infrastructure Program Revenue Bonds, Series 2006A, 5.125%, 9/02/25	9/14 at 100.00	N/R	2,904,034

1,325	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/24	7/15 at 100.00	B–	1,263,613

2,490	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.000%, 7/01/22	7/15 at 100.00	B–	2,373,319

830	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005H, 5.250%, 7/01/25	7/15 at 100.00	B–	790,575

Nuveen Investments	101

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$300	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006, 5.000%, 11/01/21	11/16 at 100.00	N/R	$307,947

2,530	Emeryville Public Financing Authority, California, Revenue Bonds, Redevelopment Projects, Series 2001A, 5.125%, 9/01/31 – NPFG Insured	9/14 at 100.00	AA–	2,532,176

550	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 – NPFG Insured	7/14 at 100.00	AA–	550,077

1,020	Fresno, California, Airport Revenue Bonds, Refunding Series 2013B, 5.000%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	Baa1	1,130,762

14,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 4.500%, 6/01/27	6/17 at 100.00	B	12,291,298

	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A:
150	5.500%, 9/01/17 – SYNCORA GTY Insured	No Opt. Call	N/R	165,713
590	5.000%, 9/01/22 – SYNCORA GTY Insured	9/17 at 100.00	N/R	608,969

855	Huntington Beach, California, Special Tax Bonds, Community Facilities District 2003-1 Huntington Center, Refunding Series 2013, 4.000%, 9/01/20	No Opt. Call	N/R	919,467

100	Indian Wells Redevelopment Agency, California, Tax Allocation Bonds, Consolidated Whitewater Project Area, Refunding Series 2003A, 4.000%, 9/01/16 – AMBAC Insured	No Opt. Call	AA–	104,886

230	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.000%, 8/15/19	8/18 at 100.00	BBB–	244,761

95	Industry Public Facilities Authority, California, Tax Allocation Revenue Bonds Series 2007, 4.000%, 5/01/16 – NPFG Insured	5/14 at 100.00	AA–	95,457

	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007:
845	5.000%, 6/01/21	6/17 at 100.00	B	806,840
2,310	4.625%, 6/01/21	6/17 at 100.00	B	2,155,900

635	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series 2013B, 5.000%, 9/01/20	No Opt. Call	N/R	698,259

	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A:
130	4.250%, 11/15/16	No Opt. Call	A	139,526
405	5.250%, 11/15/19	No Opt. Call	A	461,242
500	5.250%, 11/15/21	No Opt. Call	A	561,425

1,190	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Gateways Redevelopment Project, Series 2009A, 5.250%, 9/01/20	9/19 at 100.00	N/R	1,201,912

1,965	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Redevelopment Project 2, Series 2003A, 0.000%, 12/01/17 – AMBAC Insured	No Opt. Call	N/R	1,745,824

	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Refunding Junior Lien Series 2014B:
1,730	4.750%, 9/01/23	No Opt. Call	N/R	1,784,755
1,325	5.200%, 9/01/28	9/24 at 100.00	N/R	1,382,691

250	Palm Springs Financing Authority, California, Lease Revenue Bonds, Convention Center Project, Refunding Series 2004A, 5.250%, 11/01/20 – NPFG Insured	11/14 at 102.00	AA–	258,625

650	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 5.500%, 11/01/19	No Opt. Call	Ba1	695,416

1,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Ba1	1,036,170

102	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,580	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A , 4.000%, 9/01/18	No Opt. Call	N/R	$2,756,627

2,475	Perris, California, Special Tax Bonds, Community Facilities District 2001-2, Refunding Series 2014A, 4.375%, 9/01/24	9/23 at 100.00	N/R	2,585,977

	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Junior Lien Series 2014:
10	1.250%, 10/01/15	No Opt. Call	N/R	9,895
20	1.800%, 10/01/16	10/15 at 102.00	N/R	19,788
35	2.150%, 10/01/17	10/15 at 102.00	N/R	34,411
50	2.500%, 10/01/18	10/15 at 102.00	N/R	49,003
70	3.050%, 10/01/19	10/15 at 102.00	N/R	68,722
85	3.450%, 10/01/20	10/15 at 102.00	N/R	83,162
105	3.850%, 10/01/21	10/15 at 102.00	N/R	103,411
135	4.150%, 10/01/22	10/15 at 102.00	N/R	133,009
155	4.400%, 10/01/23	10/15 at 102.00	N/R	153,126
175	4.550%, 10/01/24	10/15 at 102.00	N/R	172,690
205	4.650%, 10/01/25	10/15 at 102.00	N/R	202,071
230	4.800%, 10/01/26	10/15 at 102.00	N/R	228,146
260	4.900%, 10/01/27	10/15 at 102.00	N/R	257,301
290	5.050%, 10/01/28	10/15 at 102.00	N/R	288,744
325	5.100%, 10/01/29	10/15 at 102.00	N/R	323,284
360	5.200%, 10/01/30	10/15 at 102.00	N/R	358,808
395	5.250%, 10/01/31	10/15 at 102.00	N/R	393,542
440	5.350%, 10/01/32	10/15 at 102.00	N/R	440,044
480	5.400%, 10/01/33	10/15 at 102.00	N/R	480,312

140	Riverside County, California, Community Facilities District 05-8, Scott Road, Special Tax Bonds Series 2013, 4.000%, 9/01/21	No Opt. Call	N/R	148,646

	Roseville Natural Gas Financing Authority, California, Gas Revenue Bonds, Series 2007:
70	5.000%, 2/15/16	No Opt. Call	A	74,943
50	5.000%, 2/15/18	No Opt. Call	A	55,193
125	5.000%, 2/15/20	No Opt. Call	A	138,440

	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
2,500	6.500%, 12/01/22	No Opt. Call	BB	2,883,275
4,000	7.000%, 12/01/26	No Opt. Call	BB	4,568,840

100	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/16	9/15 at 102.00	Baa1	106,499

1,425	San Fernando Redevelopment Agency, California, Tax Allocation Bonds, Civic Center Redevelopment Project 3, Series 2006, 4.500%, 9/15/17	9/16 at 100.00	BBB+	1,478,694

655	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A, 5.250%, 1/15/30 – NPFG Insured	7/14 at 100.00	AA–	654,993

65	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 1993, 6.000%, 8/01/15 – NPFG Insured	No Opt. Call	AA–	68,746

	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2005A:
160	5.000%, 8/01/17 – NPFG Insured	8/15 at 100.00	AA–	166,968
100	5.000%, 8/01/18 – NPFG Insured	8/15 at 100.00	AA–	103,884

520	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2005B, 5.000%, 8/01/14 – AMBAC Insured	No Opt. Call	BBB	525,699

Nuveen Investments	103

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$250	Saugus Union School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2002-1, Refunding Series 2013, 5.000%, 9/01/21	No Opt. Call	N/R	$286,175

13,930	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 1.621%, 11/01/38	No Opt. Call	A	11,302,800

200	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2008 Series 2008A, 4.000%, 8/01/19	8/16 at 102.00	AA	212,012

125	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Refunding Series 2011, 5.000%, 7/01/21 – AGM Insured	No Opt. Call	AA	143,231

100	Stockton-East Water District, California, Certificates of Participation, Series 2002A Refunding, 5.000%, 4/01/20 – FGIC Insured	4/14 at 100.00	AA–	100,160

500	Successor Agency to the Richmond Community Development Agency, California, Tax Allocation Refunding Bonds, Series 2014A, 5.000%, 9/01/25 – BAM Insured	9/24 at 100.00	AA	556,975

	Successor Agency to the San Francisco City and County Redevelopment Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series 2014A:
360	5.000%, 8/01/23	No Opt. Call	BBB+	408,416
400	5.000%, 8/01/24	No Opt. Call	BBB+	451,632
350	5.000%, 8/01/25	8/24 at 100.00	BBB+	389,858

805	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006, 5.100%, 9/01/16	9/14 at 102.00	N/R	822,187

1,460	Temecula Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project 1, Series 2002, 5.250%, 8/01/36 – NPFG Insured	8/14 at 100.00	AA–	1,460,759

7,360	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 4.750%, 6/01/23	6/15 at 100.00	B+	7,078,406

340	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 5.375%, 12/01/20	No Opt. Call	A	382,439

1,040	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/21	7/17 at 100.00	Baa1	1,099,342

8,260	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.000%, 9/01/25	9/22 at 102.00	N/R	8,505,900
133,160	Total California			130,503,873

	Colorado – 2.5%

490	Central Marksheffel Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2004, 7.250%, 12/01/29	12/14 at 100.00	N/R	491,039

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Cheyenne Mountain Charter Academy, Series 2007A:
25	5.000%, 6/15/15	No Opt. Call	A	25,956
75	5.000%, 6/15/16	No Opt. Call	A	79,931

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 6.750%, 8/01/28	8/18 at 100.00	N/R	516,575

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2014A, 5.000%, 1/15/29	1/24 at 100.00	A	529,340

2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012B, 5.000%, 12/01/25	No Opt. Call	BBB+	2,086,660

535	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012C, 5.000%, 12/01/21	No Opt. Call	BBB+	588,013

104	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,000	Colorado Health Facilities Authority, Health Care Facilities Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2013, 6.375%, 8/01/24	No Opt. Call	N/R	$1,007,450

50	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A, 5.000%, 12/01/18 – RAAI Insured	12/17 at 100.00	N/R	54,033

840	Denver Health and Hospitals Authority, Colorado, Healthcare Revenue Bonds, Series 2009A, 6.250%, 12/01/33	12/19 at 100.00	BBB+	924,479

175	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007A-1, 5.250%, 9/01/16 – NPFG Insured	No Opt. Call	AA–	190,421

525	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007B-1, 5.500%, 9/01/24 – NPFG Insured	9/15 at 100.00	AA–	551,408

270	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007C-1, 5.500%, 9/01/24 – NPFG Insured	No Opt. Call	AA–	283,581

3,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007CD-2, 1.810%, 9/01/39 (Mandatory put 9/01/17)	3/17 at 100.00	AA–	3,024,840

220	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.000%, 12/01/22 – RAAI Insured	12/17 at 100.00	N/R	222,889

435	High Plains Metropolitan District, Colorado, General Obligation Bonds, Series 2005B, 4.375%, 12/01/15	No Opt. Call	BBB–	446,880

4,660	North Range Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.500%, 12/15/27	12/17 at 100.00	N/R	4,683,906

1,500	One Horse Business Improvement District, Lakewood, Colorado, Sales Tax Sharing Revenue Bonds, Refunding Series 2004, 6.000%, 6/01/24	6/14 at 100.00	N/R	1,502,040

2,500	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2005, 5.250%, 12/01/20	12/15 at 101.00	BBB	2,605,900

1,500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/18	No Opt. Call	N/R	1,631,925

100	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding & Improvement Series 2010B, 3.000%, 12/01/17 – AGM Insured	No Opt. Call	AA	103,004

5,155	Prairie Center Metropolitan District 3, Colorado, Limited Property Tax Revenue Bonds, Series 2006A, 5.250%, 12/15/21	12/16 at 100.00	N/R	5,215,210

1,500	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.125%, 11/15/23	No Opt. Call	A	1,807,575

1,000	Rendezvous Residential Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 5.200%, 12/01/17	No Opt. Call	N/R	936,580

250	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.000%, 12/01/16 – RAAI Insured	No Opt. Call	N/R	258,943

85	Wyndham Hill Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005, 6.250%, 12/01/25	12/15 at 100.00	N/R	80,299
28,890	Total Colorado			29,848,877

	Connecticut – 0.5%

2,500	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (Alternative Minimum Tax)	10/14 at 101.00	Ba3	2,583,650

75	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2005, 4.375%, 7/01/18 – RAAI Insured	7/15 at 100.00	N/R	76,547

Nuveen Investments	105

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut (continued)

$1,850	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1992A, 6.450%, 11/15/22 (Alternative Minimum Tax)	5/14 at 100.00	Ba1	$1,852,553

1,000	Mohegan Tribe of Indians of Connecticut, Gaming Authority Priority Distribution Payment Public Improvement Bonds, Series 2001, 6.250%, 1/01/31	7/14 at 100.00	B	1,000,290
5,425	Total Connecticut			5,513,040

	Delaware – 0.1%

830	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013, 5.000%, 7/01/21	No Opt. Call	BBB–	879,128

	Florida – 13.1%

1,000	Arborwood Community Development District, Florida, Capital Improvement Revenue Bonds, Master Infrastructure Projects, Series 2005A-2, 5.350%, 5/01/36	No Opt. Call	N/R	977,130

1,625	Aventura Isles Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2013, 5.250%, 11/01/24	No Opt. Call	N/R	1,712,198

900	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/27	No Opt. Call	N/R	951,300

1,430	Bellalago Educational Facilities Benefit District, Florida, Capital Improvement Bonds, Series 2004A, 5.850%, 5/01/22 (Pre-refunded 6/02/14)	6/14 at 100.00	N/R (4)	1,431,258

420	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Refunding Bonds, Health First, Inc. Project, Series 2013A, 5.000%, 4/01/19	No Opt. Call	A–	476,641

2,475	Brevard County, Florida, Industrial Development Revenue Bonds, TUFF Florida Tech Project, Series 2009, 6.500%, 11/01/29	11/19 at 100.00	BB+	2,713,095

	Broward County, Florida, Fuel System Revenue Bonds, Fort Lauderdale Fuel Facilities LLC Project, Series 2013A:
160	5.000%, 4/01/20 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA	180,192
580	5.000%, 4/01/21 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA	650,557
605	5.000%, 4/01/22 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA	682,113

	Capital Projects Finance Authority, Florida, Student Housing Revenue Bonds, Capital Projects Loan Program, Series 2001F-1:
120	5.500%, 10/01/17 – NPFG Insured	8/14 at 100.00	AA–	120,008
200	5.125%, 10/01/21 – NPFG Insured	8/14 at 100.00	AA–	197,562

7,705	Capital Trust Agency, Florida, Fixed Rate Air Cargo Revenue Refunding Bonds, Aero Miami FX, LLC Project, Series 2010A, 5.350%, 7/01/29	7/20 at 100.00	Baa3	8,389,048

	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1:
65	6.000%, 6/01/16	No Opt. Call	A+	72,203
95	5.500%, 6/01/16 – AGC Insured	No Opt. Call	AA	104,701

425	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1, 4.000%, 6/01/16	No Opt. Call	A+	454,601

	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1:
50	5.000%, 6/01/15	No Opt. Call	A+	52,575
130	5.000%, 6/01/16	No Opt. Call	A+	141,744
285	4.250%, 6/01/17	No Opt. Call	A+	313,289
265	4.000%, 6/01/17 – AGM Insured	No Opt. Call	AA	289,889

50	Citrus County Hospital Board, Florida, Revenue Bonds, Citrus Memorial Hospital, Refunding Series 2002, 6.375%, 8/15/32	8/14 at 100.00	Caa3	49,998

106	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$4,780	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University, Refunding Series 2013A, 4.500%, 6/01/23	No Opt. Call	BBB–	$4,834,157

3,000	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, Series 2014A, 7.000%, 5/15/24	No Opt. Call	N/R	3,125,190

12,000	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, TEMPS 70 Series 2014B-2, 6.500%, 5/15/20	5/15 at 100.00	N/R	12,049,678

1,150	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2013, 4.125%, 11/01/23	No Opt. Call	N/R	1,106,312

3,075	Escambia County, Florida, Environmental Improvement Revenue Bonds, International Paper Company Projects, Series 2003A, 5.750%, 11/01/27 (Alternative Minimum Tax)	5/14 at 100.00	BBB	3,076,538

400	Escambia County, Florida, Environmental Improvement Revenue Bonds, International Paper Company Projects, Series 2006A, 4.750%, 12/01/30 (Alternative Minimum Tax)	5/14 at 100.00	BBB	399,992

2,565	Escambia County, Florida, Environmental Improvement Revenue Bonds, International Paper Company Projects, Series 2006B, 5.000%, 8/01/26 (Alternative Minimum Tax)	8/14 at 100.00	BBB	2,566,206

1,270	Estancia at Wiregrass Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2013, 6.375%, 11/01/26	No Opt. Call	N/R	1,347,356

1,970	Fiddlers Creek Community Development District 1, Collier County, Florida, Special Assessment Revenue Bonds, Refunding Series 2013A, 3.625%, 5/01/18	No Opt. Call	N/R	1,998,132

1,780	Fiddlers Creek Community Development District 1, Collier County, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 4.000%, 5/01/21	No Opt. Call	N/R	1,696,144

50	Florida Citizens Property Insurance Corporation, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/22	No Opt. Call	A+	58,034

4,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.625%, 12/15/31	12/21 at 101.00	N/R	4,275,800

1,500	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A, 6.500%, 6/15/21	No Opt. Call	BB–	1,527,930

4,355	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2013A, 6.375%, 12/15/25	6/23 at 100.00	N/R	4,498,235

50	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University, Refunding Series 2011, 4.250%, 4/01/17	No Opt. Call	Baa1	53,491

500	Florida Municipal Loan Council, Infrastructure Improvement Revenue Bonds, 9B Design-Build-Finance Project, Series 2012, 1.750%, 8/15/16	No Opt. Call	A	507,010

1,325	Flow Way Community Development District, Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/27	11/24 at 100.00	N/R	1,378,716

920	Gateway Services Community Development District, Fort Myers Lee County, Florida, Special Assessment Refunding Bonds, Series 2013, 5.250%, 5/01/23	No Opt. Call	N/R	965,264

50	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.250%, 6/01/15	No Opt. Call	BBB+	52,175

	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Refunding Series 2013:
380	2.875%, 5/01/19	No Opt. Call	A–	378,959
390	3.000%, 5/01/20	No Opt. Call	A–	384,696
405	3.250%, 5/01/21	No Opt. Call	A–	398,654

4,000	Jacksonville, Florida, Economic Development Commission Health Care Facilities Revenue Bonds, Florida Proton Therapy Institute Project, Series 2007A, 6.250%, 9/01/27	9/17 at 100.00	N/R	4,347,880

200	Lake Powell Residential Golf Community Development District, Bay County, Florida, Special Assessment Revenue Refunding Bonds, Series 2012, 5.250%, 11/01/22	No Opt. Call	N/R	204,398

Nuveen Investments	107

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$5,210	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Refunding Series 2014, 5.125%, 5/01/24	No Opt. Call	N/R	$5,310,084

5,000	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.250%, 6/15/27	6/17 at 100.00	BB	5,036,900

	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Shell Point/Alliance Obligated Group, Shell Point Village/Alliance Community Project, Series 2007:
2,000	5.000%, 11/15/16	No Opt. Call	BB+	2,132,040
3,250	5.000%, 11/15/22	5/17 at 100.00	BB+	3,344,023
2,075	5.000%, 11/15/29	5/17 at 100.00	BB+	2,087,741

790	Manatee County School Board, Florida, Certificates of Participation, Series 2011A, 4.500%, 7/01/18	No Opt. Call	A–	860,508

15,310	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 4.200%, 12/15/25 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	14,951,285

	Mediterra South Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012:
295	4.000%, 5/01/19	No Opt. Call	BBB+	301,375
305	4.200%, 5/01/20	No Opt. Call	BBB+	314,336

4,035	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Infrastructure Project, Refunding Series 2014B, 4.250%, 5/01/24 (WI/DD, Settling 5/20/14)	5/23 at 100.00	N/R	4,035,000

3,530	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Refunding Series 2014A, 4.250%, 5/01/24 (WI/DD, Settling 5/20/14)	5/23 at 100.00	N/R	3,530,000

370	Mirabella Community Development District, Hillsborough County, Florida, Capital Improvement Revenue Bonds, Series 2013, 6.000%, 11/01/26	11/24 at 100.00	N/R	381,929

675	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 4.875%, 5/01/22	No Opt. Call	N/R	688,622

1,100	Orange County Health Facilities Authority, Florida, Revenue Bonds, Orlando Lutheran Towers, Refunding Series 2005, 5.375%, 7/01/20	7/15 at 100.00	N/R	1,119,338

1,305	Orlando Community Redevelopment Agency, Florida, Tax Increment Revenue Bonds, Conroy Road District, Refunding Series 2012, 5.000%, 4/01/19	No Opt. Call	A–	1,461,222

750	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center, Series 2013A, 5.000%, 11/01/21	No Opt. Call	BBB+	841,440

1,650	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Entrance Fee Series 2014C, 6.000%, 6/01/21 (WI/DD, Settling 5/21/14)	No Opt. Call	N/R	1,681,317

2,320	Park Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 13A-2, 7.400%, 11/01/19	No Opt. Call	N/R	2,389,809

	Parklands Lee Community Development District, Florida, Special Assessment Bonds, Series 2013A-1:
145	3.125%, 5/01/20	No Opt. Call	A–	143,177
145	3.250%, 5/01/21	No Opt. Call	A–	141,524
155	3.375%, 5/01/22	No Opt. Call	A–	150,967

560	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012, 4.875%, 5/01/22	No Opt. Call	N/R	568,641

108	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,710	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 3.500%, 5/01/19	No Opt. Call	N/R	$1,736,556

1,770	Pinellas County Educational Facilities Authority, Florida, Revenue Bonds, Eckerd College Project, Series 2006, 5.250%, 10/01/29 – ACA Insured	10/16 at 100.00	N/R	1,785,930

1,750	Plantation Health Facilities Authority, Revenue Refunding Bonds, Covenant Village of Florida, Inc., Series 1998, 5.125%, 12/01/22	6/14 at 100.00	BBB+	1,751,435

1,305	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/27 – NPFG Insured	7/17 at 100.00	AA–	1,352,267

330	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2014, 6.125%, 11/01/27	11/24 at 100.00	N/R	334,155

8,345	Sarasota County Health Facility Authority, Florida, Revenue Bonds, Sarasota-Manatee Jewish Housing Council, Inc., Series 2007, 5.625%, 7/01/27	7/17 at 100.00	N/R	8,271,645

	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A:
1,340	5.750%, 10/01/22	10/17 at 100.00	BBB–	1,467,782
8,035	5.500%, 10/01/24	10/17 at 100.00	BBB–	8,737,259
5,050	5.250%, 10/01/27	10/17 at 100.00	BBB–	5,407,187

	Stonegate Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013:
1,020	3.500%, 5/01/18	No Opt. Call	N/R	1,023,152
1,185	4.000%, 5/01/25	5/23 at 100.00	N/R	1,168,398

1,085	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2013, 5.500%, 5/01/24	5/23 at 100.00	N/R	1,096,740

500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.000%, 7/01/25	1/24 at 100.00	BBB+	540,160

220	University of Central Florida, Certificates of Participation, Athletic Association, Series 2005A, 5.000%, 10/01/14 – FGIC Insured	No Opt. Call	AA–	223,469

680	Venetian Parc Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Area One Project, Series 2013, 6.000%, 11/01/27	No Opt. Call	N/R	722,112

90	Westchase East Community Development District, Florida, Special Assessment Bonds, Series 2007-2, 4.000%, 5/01/18 – NPFG Insured	5/17 at 100.00	AA–	90,214
154,090	Total Florida			158,370,788

	Georgia – 1.0%

1,750	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B, 5.600%, 1/01/30	7/15 at 100.00	A–	1,827,105

605	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/26	12/14 at 100.00	BB–	590,897

1,200	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013B, 5.750%, 10/01/24	10/23 at 100.00	N/R	1,242,276

560	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project, Series 2013A, 5.250%, 4/01/23	No Opt. Call	N/R	545,210

	Fulton County Residential Care Facilities Elderly Authority, Georgia, First Mortgage Revenue Bonds, Lenbrook Project, Series 2006A:
1,400	5.000%, 7/01/17	No Opt. Call	N/R	1,488,354
2,500	5.000%, 7/01/27	7/17 at 100.00	N/R	2,459,600

2,500	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2012B, 3.000%, 7/01/18	7/14 at 100.00	N/R	2,241,050

Nuveen Investments	109

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B:
$430	5.000%, 3/15/20	No Opt. Call	A	$476,849
330	5.000%, 3/15/21	No Opt. Call	A	366,171
825	5.000%, 3/15/22	No Opt. Call	A	911,295

240	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.125%, 9/15/17	No Opt. Call	A	264,758

125	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.000%, 10/01/19	No Opt. Call	Baa2	139,299

67	Savannah Economic Development Authority, Georgia, Pollution Control Revenue Bonds, International Paper Company Projects, Refunding Series 2003A, 5.100%, 8/01/14	No Opt. Call	BBB	67,245
12,532	Total Georgia			12,620,109

	Guam – 2.2%

	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A:
750	4.125%, 11/01/15	No Opt. Call	BBB+	778,785
500	5.000%, 11/01/16	No Opt. Call	BBB+	538,400
500	5.000%, 11/01/17	No Opt. Call	BBB+	544,260

2,200	Guam Education Financing Foundation, Certificates of Participation, Guam Public School Facilities Project, Series 2006B, 4.500%, 10/01/26 – ACA Insured	10/16 at 100.00	N/R	2,064,128

1,000	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A, 6.000%, 12/01/20	No Opt. Call	B+	1,054,910

1,030	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 6.000%, 7/01/25	7/15 at 100.00	A–	1,051,579

	Guam Government, General Obligation Bonds, 2009 Series A:
1,445	6.000%, 11/15/19	No Opt. Call	BB–	1,565,686
5,500	6.750%, 11/15/29	11/19 at 100.00	BB–	5,916,678

	Guam Government, General Obligation Bonds, Series 2007A:
3,000	5.000%, 11/15/23	11/17 at 100.00	BB–	3,043,140
2,265	5.125%, 11/15/27	11/17 at 100.00	BB–	2,277,320

	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A:
175	5.000%, 12/01/15	No Opt. Call	BBB+	184,378
2,000	5.375%, 12/01/24	12/19 at 100.00	BBB+	2,158,860

660	Guam International Airport Authority, Revenue Bonds, Series 2013B, 5.000%, 10/01/18	No Opt. Call	BBB	744,236

3,250	Guam International Airport Authority, Revenue Bonds, Series 2013C, 5.000%, 10/01/21 – AGM Insured (Alternative Minimum Tax) (5)	No Opt. Call	AA	3,626,738

1,000	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/24 – AGM Insured	No Opt. Call	AA	1,148,400

350	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.250%, 7/01/20	No Opt. Call	A–	391,321
25,625	Total Guam			27,088,819

	Hawaii – 0.6%

890	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 5.000%, 7/01/20	No Opt. Call	BB+	913,683

300	Hawaii Housing Finance and Development Corporation, Multifamily Housing Revenue Bonds, Wilikina Apartments Project, Series 2012A, 4.250%, 5/01/22	No Opt. Call	BB	297,390

4,075	Hawaii State Department of Transportation, Special Facility Revenue Bonds, Continental Airlines Inc., Series 1997, 5.625%, 11/15/27	5/14 at 100.00	B	4,075,122

110	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Hawaii (continued)

$1,500	Kuakini Health System, Hawaii, Special Purpose Revenue Bonds, Series 2002A, 6.375%, 7/01/32	7/14 at 100.00	BB+	$1,502,250
6,765	Total Hawaii			6,788,445

	Idaho – 0.2%

1,000	Canyon County School District 131 Nampa, Idaho, General Obligation Bonds, Series 2006, 5.000%, 7/30/21 – NPFG Insured	No Opt. Call	AA–	1,068,530

25	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006, 5.250%, 9/01/26	9/16 at 100.00	BB+	25,094

1,275	Nez Pierce County, Idaho, Pollution Control Revenue Bonds, Potlach Corporation Project, Refunding Series 1996, 6.000%, 10/01/24	10/14 at 100.00	BB+	1,275,574
2,300	Total Idaho			2,369,198

	Illinois – 4.7%

3,800	Belleville, Illinois, Tax Increment Revenue Bonds, Frank Scott Parkway Redevelopment Project, Series 2007A, 5.000%, 5/01/26	11/17 at 100.00	N/R	3,742,772

1,000	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	1/15 at 102.00	N/R	920,790

4,545	CenterPoint Intermodal Center Program, Illinois, Trust Series 2004 Class A Certificates, 3.840%, 6/15/23	12/14 at 100.00	N/R	4,552,136

630	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Revenues, Refunding Series 2004A, 5.000%, 12/01/20 – NPFG Insured	12/14 at 100.00	AA–	645,996

1,200	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 188 West Randolph/Wells Redevelopment Project, Note Series 2014, 6.835%, 3/15/33	9/14 at 100.00	N/R	1,200,012

929	Chicago, Illinois, Special Assessment Bonds, Lakeshore East Project, Series 2003, 6.750%, 12/01/32	6/14 at 100.00	N/R	942,043

300	Governors State University Board of Trustees, Illinois, Certificates of Participation, Capital Improvement Projects, Series 2008, 4.125%, 1/01/21	No Opt. Call	AA	307,797

1,885	Hillside, Cook County, Illinois, Senior Lien Tax Increment Revenue Bonds, Mannheim Redevelopment Project, Series 2008, 6.550%, 1/01/20	1/18 at 102.00	N/R	1,951,635

345	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 6.125%, 5/15/27	5/20 at 100.00	BBB–	369,467

350	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/21	12/16 at 100.00	BBB+	360,791

315	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A, 7.250%, 5/15/20	5/15 at 100.00	N/R	319,001

	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A:
130	5.000%, 2/15/15	No Opt. Call	BB–	131,911
2,000	5.375%, 2/15/25	2/15 at 100.00	BB–	1,969,300

	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A:
100	5.000%, 4/01/19	4/16 at 100.00	Baa3	101,716
5,765	5.000%, 4/01/22	4/16 at 100.00	Baa3	5,787,772
1,000	5.000%, 4/01/26	4/16 at 100.00	Baa3	979,750

500	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 5.000%, 10/01/22	No Opt. Call	BBB–	530,825

2,900	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A, 5.500%, 5/15/26	5/17 at 100.00	N/R	2,957,565

Nuveen Investments	111

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,000	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	$1,241,640

25	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Series 1999B, 4.000%, 5/15/16 – AGM Insured	No Opt. Call	AA	26,116

3,595	Illinois Finance Authority, Revenue Refunding Bonds, Resurrection Health Care Corporation, Series 2009, 6.125%, 5/15/25	5/19 at 100.00	BBB+	3,996,490

510	Illinois Finance Authority, Revenue Refunding Bonds, Swedish Covenant Hospital, Refunding Series 2010A, 5.000%, 8/15/17	No Opt. Call	BBB+	555,344

1,135	Illinois Medical District Office Building, Illinois, Certificates of Participation, Series 2002, 5.000%, 6/01/22 – NPFG Insured	6/14 at 100.00	AA–	1,135,738

10,000	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/29 (WI/DD, Settling 5/08/14)	5/24 at 100.00	A–	10,822,000

120	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/19	No Opt. Call	A–	136,112

380	Illinois State, General Obligation Bonds, Series 2013, 4.000%, 7/01/18	No Opt. Call	A–	416,233

491	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 2 – Cambridge Lakes Project, Series 2005-2, 6.000%, 3/01/35	3/15 at 102.00	N/R	495,507

3,000	Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds, Evans Road Series 2013B, 7.000%, 12/01/33	12/23 at 100.00	N/R	3,075,720

	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013:
1,585	5.250%, 11/01/17	No Opt. Call	BB+	1,648,638
1,510	5.750%, 11/01/19	No Opt. Call	BB+	1,600,721

2,865	Wheeling, Illinois, Tax Increment Revenue Bonds, North Milwaukee/Lake-Cook TIF Project, Series 2005, 6.000%, 1/01/25	1/15 at 100.00	N/R	2,866,375

1,225	Yorkville, Illinois, Special Tax Bonds, Special Service Area 2003-100 Raintree Village Project, Series 2013, 4.000%, 3/01/20	No Opt. Call	N/R	1,193,346
55,135	Total Illinois			56,981,259

	Indiana – 1.3%

	Carmel, Indiana, Revenue Bonds, Barrington of Carmel Project, Series 2012A:
1,500	6.000%, 11/15/22	No Opt. Call	N/R	1,571,865
1,550	7.000%, 11/15/27	No Opt. Call	N/R	1,658,237

1,380	Indiana Finance Authority, Educational Facilities Revenue Bonds, CFM-Northwest Indiana, LLC Project, Refunding Series 2013A, 6.250%, 7/01/23	No Opt. Call	BB	1,435,490

1,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Charter Facilities Management Indianapolis LLC Project, Series 2013A, 6.250%, 7/01/23	No Opt. Call	BB	1,040,210

365	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21	10/19 at 100.00	BB–	370,767

835	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.000%, 12/01/19	No Opt. Call	BB–	889,860

500	Indiana Finance Authority, Revenue Bonds, Marquette Project, Series 2012, 5.000%, 3/01/19	No Opt. Call	BBB	533,995

5,030	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Methodist Hospitals Inc., Series 2001, 5.500%, 9/15/31	9/14 at 100.00	BBB	5,032,616

2,600	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 5.875%, 1/01/24 (Alternative Minimum Tax)	No Opt. Call	N/R	2,782,832
14,760	Total Indiana			15,315,872

112	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa – 2.7%

$1,000	Coralville, Iowa, Urban Renewal Revenue Bonds, Refunding Series 2007C, 5.000%, 6/01/18	6/17 at 100.00	Ba1	$983,130

3,800	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	3,921,068

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
11,280	5.000%, 12/01/19	No Opt. Call	BB–	11,444,124
13,580	5.500%, 12/01/22	12/18 at 100.00	BB–	13,826,749

	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Refunding Series 2010:
550	5.000%, 9/01/15	No Opt. Call	BB	564,207
745	5.000%, 9/01/16	No Opt. Call	BB	773,906
730	5.000%, 9/01/17	No Opt. Call	BB	763,982

	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Series 2012:
125	3.000%, 9/01/16	No Opt. Call	BB	124,134
60	4.000%, 9/01/17	No Opt. Call	BB	60,826
31,870	Total Iowa			32,462,126

	Kansas – 0.7%

500	Kansas Independent College Finance Authority, Revenue Anticipation Notes, Private Education Short-Term Loan Program, Series 2013A, 4.500%, 5/01/14	No Opt. Call	N/R	500,005

	Kansas Power Pool, Electric Utility Revenue Bonds, Clay Center Projects, Series 2013A:
100	3.000%, 12/01/18	No Opt. Call	Baa1	104,426
310	4.000%, 12/01/20	No Opt. Call	Baa1	331,179

500	Kansas State Independent College Finance Authority, Revenue Anticipation Notes, Ottawa University, Private Education Short-Term Loan Program, Series 2013C, 4.250%, 5/01/14	No Opt. Call	N/R	500,010

	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc, Refunding & Improvement Series 2007:
3,305	5.250%, 5/15/22	5/17 at 100.00	N/R	3,401,142
500	5.375%, 5/15/27	5/17 at 100.00	N/R	507,115

3,000	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007A, 5.000%, 5/15/24	5/17 at 100.00	N/R	3,019,560

25	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.200%, 4/01/20	No Opt. Call	BBB	27,986

145	Wichita, Kansas, Hospital Facilities Revenue Bonds, Via Christi Health System, Inc., Refunding Series 2009X, 4.750%, 11/15/24 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	170,920
8,385	Total Kansas			8,562,343

	Louisiana – 0.5%

1,250	Beauregard Parish, Louisiana, Revenue Bonds, Boise Cascade Corporation Project, Series 2002, 6.800%, 2/01/27	8/14 at 100.00	B3	1,253,575

135	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 5.000%, 7/01/19	No Opt. Call	A+	155,079

2,520	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Touro Infirmary, Series 1999A, 5.625%, 8/15/29	8/14 at 100.00	BBB	2,521,033

310	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Series 2007, 5.000%, 7/01/14 – CIFG Insured	No Opt. Call	N/R	312,093

Nuveen Investments	113

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$1,740	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A, 6.625%, 12/15/23	No Opt. Call	N/R	$1,805,111

200	Louisiana Public Facilities Authority, Revenue Bonds, The Oaks of Alexandria, L.L.C. – Louisiana State University at Alexandria Student housing Project, Series 2006, 4.000%, 10/01/17 – NPFG Insured	10/16 at 100.00	AA–	212,324
6,155	Total Louisiana			6,259,215

	Maine – 0.9%

	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013:
1,000	5.000%, 7/01/26	7/23 at 100.00	Baa1	1,090,920
1,000	5.000%, 7/01/27	7/23 at 100.00	Baa1	1,082,860

8,550	Rumford, Maine, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Series 2001, 6.875%, 10/01/26 (Alternative Minimum Tax)	10/14 at 100.00	B3	8,574,453
10,550	Total Maine			10,748,233

	Maryland – 0.6%

2,115	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Series 2007A, 5.250%, 4/01/27	4/17 at 100.00	N/R	2,019,402

1,000	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore, Series 2003A, 5.625%, 10/01/23	10/14 at 100.00	B3	937,790

4,135	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Bowie State University Project, Series 2003, 6.000%, 6/01/23	6/14 at 100.00	Ba2	4,137,564
7,250	Total Maryland			7,094,756

	Massachusetts – 1.3%

750	Massachusetts Development Finance Agency, Revenue Bonds, Boston Architectural College, Series 2006, 5.000%, 1/01/27 – ACA Insured	1/17 at 100.00	N/R	755,183

	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A:
1,015	4.250%, 1/01/21	No Opt. Call	BBB–	1,044,658
1,040	4.500%, 1/01/22	No Opt. Call	BBB–	1,073,998
1,080	4.700%, 1/01/23	No Opt. Call	BBB–	1,114,873

	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center Issue, Series 2014F:
100	5.000%, 7/15/19	No Opt. Call	BBB–	110,770
300	5.000%, 7/15/21	No Opt. Call	BBB–	326,463
335	5.000%, 7/15/22	No Opt. Call	BBB–	360,584
325	5.000%, 7/15/23	No Opt. Call	BBB–	348,221
315	5.000%, 7/15/24	7/23 at 100.00	BBB–	333,267

350	Massachusetts Development Finance Agency, Revenue Bonds, The Sabis International Charter School, Series 2009A, 5.700%, 4/15/15	No Opt. Call	BBB	359,996

2,250	Massachusetts Development Finance Authority, Revenue Bonds, Eastern Nazarene College, Series 1999, 5.625%, 4/01/29	10/14 at 100.00	BB+	2,251,148

100	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010A, 5.500%, 1/01/22	1/20 at 100.00	AA	111,917

200	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Simmons College Issue, Series 2007H, 5.250%, 10/01/21 – SYNCORA GTY Insured	No Opt. Call	BBB+	225,334

114	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$715	Massachusetts Industrial Finance Agency, Revenue Bonds, Dexter School, Series 2007, 5.000%, 5/01/20	5/17 at 100.00	BBB+	$772,343

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
610	5.500%, 1/01/19 – AMBAC Insured (Alternative Minimum Tax)	7/14 at 100.00	N/R	610,360
1,295	5.000%, 1/01/21 – AMBAC Insured	7/14 at 100.00	N/R	1,295,000
210	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	7/14 at 100.00	N/R	210,067
4,790	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/14 at 100.00	N/R	4,730,412
15,780	Total Massachusetts			16,034,594

	Michigan – 1.8%

	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1998A:
1,000	4.750%, 7/01/18 – NPFG Insured	7/14 at 100.00	AA–	996,760
1,255	4.750%, 7/01/25 – NPFG Insured	7/14 at 100.00	AA–	1,161,791

250	Detroit, Michigan, General Obligation Bonds, Series 1999A, 5.000%, 4/01/17 – AGM Insured (6)	10/14 at 100.00	AA	250,008

1,000	Detroit, Michigan, General Obligation Bonds, Series 2001A-1, 5.375%, 4/01/18 – NPFG Insured (6)	10/14 at 100.00	AA–	983,830

	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Second Lien Series 2005B:
505	5.000%, 7/01/14 – NPFG Insured	No Opt. Call	AA–	506,040
115	5.000%, 7/01/15 – NPFG Insured	No Opt. Call	AA–	115,368
2,000	5.500%, 7/01/22 – NPFG Insured	No Opt. Call	AA–	2,016,200

	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Remarketed Series 1998A:
195	5.250%, 7/01/19 – NPFG Insured	7/17 at 100.00	AA–	195,973
240	5.250%, 7/01/23 – AGC Insured	7/17 at 100.00	AA	240,571

	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2003A:
1,245	5.500%, 7/01/15 – AGM Insured (5)	No Opt. Call	AA	1,254,275
105	5.000%, 7/01/15 – AGM Insured	7/14 at 100.00	AA	104,910

310	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series 2006C, 5.000%, 7/01/17 – FGIC Insured	7/16 at 100.00	AA–	310,964

240	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2003B, 5.000%, 7/01/34 – NPFG Insured	7/14 at 100.00	AA–	231,994

	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2006A:
70	5.250%, 7/01/19 – NPFG Insured	7/16 at 100.00	AA–	70,244
405	5.250%, 7/01/22 – NPFG Insured	7/16 at 100.00	AA–	402,979
65	5.250%, 7/01/23 – NPFG Insured	7/16 at 100.00	AA–	64,738

900	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 1997A, 6.000%, 7/01/14 – NPFG Insured	No Opt. Call	AA–	902,124

100	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2003A, 5.000%, 7/01/26 – NPFG Insured	7/14 at 100.00	AA–	98,471

500	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2004A, 5.250%, 7/01/14 – NPFG Insured	No Opt. Call	AA–	501,030

2,250	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2006A, 5.000%, 7/01/23 – AGM Insured	No Opt. Call	AA	2,253,285

Nuveen Investments	115

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$350	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2001C, 5.750%, 7/01/21 – BHAC Insured	No Opt. Call	AA+	$370,325

	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2004B:
215	5.000%, 7/01/16 – NPFG Insured	No Opt. Call	AA–	215,740
940	5.000%, 7/01/17 – NPFG Insured	7/16 at 100.00	AA–	942,923

215	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011, 6.000%, 10/01/21	No Opt. Call	BB+	224,391

485	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old Redford Academy Project, Series 2010A, 5.250%, 12/01/20	No Opt. Call	BB	481,251

1,735	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Series 2011, 7.750%, 7/15/26	7/21 at 100.00	B	1,748,776

1,000	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Thermal LLC Project, Series 2013, 8.500%, 12/01/30 (Alternative Minimum Tax)	12/23 at 100.00	N/R	986,790

2,000	Michigan Strategic Fund, Solid Waste Facility Limited Obligation Revenue Bonds, Canton Renewables, LLC ? Sauk Trail Hills Project, Series 2014, 5.750%, 1/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R	2,010,380

170	Summit Academy North, Michigan, Revenue Bonds, Public School Academy Series 2005, 5.000%, 11/01/15	No Opt. Call	BB	171,862

175	Taylor, Wayne County, Michigan, General Obligation Bonds, Refunding Series 2005, 5.000%, 9/01/14 – NPFG Insured	No Opt. Call	AA–	177,172

2,035	Wayne Charter County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A, 5.000%, 12/01/30 – NPFG Insured	6/14 at 100.00	AA–	2,036,140
22,070	Total Michigan			22,027,305

	Minnesota – 0.6%

1,330	Cloquet, Minnesota, Pollution Control Revenue Bonds, Potlatch Corporation, Refunding Series 1996, 5.900%, 10/01/26	10/14 at 100.00	BB+	1,330,585

2,460	International Falls, Minnesota, Pollution Control Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1997, 5.650%, 12/01/22	6/14 at 100.00	N/R	2,467,036

550	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Charter School, Series 2013A, 5.000%, 7/01/23	No Opt. Call	BB	555,203

150	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2004, 5.750%, 2/01/27	8/14 at 100.00	N/R	150,008

1,000	Saint Paul Housing & Redevelopment Authority , Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A, 5.000%, 9/01/27	9/22 at 100.00	BB+	991,290

2,205	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/25	11/15 at 100.00	BBB–	2,278,691
7,695	Total Minnesota			7,772,813

	Mississippi – 0.1%

1,000	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, South Central Regional Medical Center, Refunding & Improvement Series 2006, 5.250%, 12/01/21	12/16 at 100.00	BBB	1,040,590

116	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri – 0.6%

$1,000	Kansas City Industrial Development Authority, Missouri, Health Care Facilities First Mortgage Revenue Bonds, The Bishop Spenser Place, Incorporated, Series 2004A, 6.500%, 1/01/35	7/14 at 100.00	N/R	$1,007,370

	Kansas City Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Plaza Library Project, Refunding Series 2014:
1,125	3.375%, 3/01/20 (WI/DD, Settling 5/06/14)	No Opt. Call	N/R	1,119,769
1,150	3.750%, 3/01/21 (WI/DD, Settling 5/06/14)	No Opt. Call	N/R	1,146,792

500	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	6/14 at 102.00	N/R	510,455

740	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 4.800%, 5/01/16	5/14 at 100.00	N/R	740,163

	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A:
660	4.000%, 5/01/20	No Opt. Call	N/R	662,878
1,135	5.000%, 5/01/24	5/23 at 100.00	N/R	1,154,760

665	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A, 5.000%, 12/15/22 – NPFG Insured	12/16 at 100.00	AA–	716,385

470	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.375%, 11/01/23	11/14 at 100.00	N/R	471,697
7,445	Total Missouri			7,530,269

	Montana – 0.2%

2,500	Montana Board of Investments, Exempt Facility Revenue Bonds, Stillwater Mining Company, Series 2000, 8.000%, 7/01/20 (Alternative Minimum Tax)	7/14 at 100.00	B+	2,507,450

	Nebraska – 0.1%

	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A:
160	5.250%, 12/01/18	No Opt. Call	A	181,938
150	5.250%, 12/01/19	No Opt. Call	A	171,800
765	5.250%, 12/01/21	No Opt. Call	A	869,315
1,075	Total Nebraska			1,223,053

	Nevada – 1.8%

	Clark County, Nevada, Local Improvement Bonds, Special Improvement District 142 Mountain’s Edge, Refunding 2012:
950	5.000%, 8/01/21	No Opt. Call	BBB–	1,004,844
1,820	4.000%, 8/01/22	No Opt. Call	BBB–	1,794,138
2,550	4.000%, 8/01/23	No Opt. Call	BBB–	2,468,528

100	Henderson, Nevada, Limited Obligation Improvement Bonds, Local Improvement District T-18, Inspirada Series 2006, 5.150%, 9/01/21	9/14 at 101.00	N/R	92,421

	Henderson, Nevada, Limited Obligation Refunding Bonds, Local Improvement District T-12, Lake Las Vegas NorthShore, Series 2013:
650	3.000%, 8/01/15	No Opt. Call	N/R	657,183
1,700	4.000%, 8/01/16	No Opt. Call	N/R	1,765,348
1,765	4.000%, 8/01/17	No Opt. Call	N/R	1,847,849
1,835	4.000%, 8/01/18	No Opt. Call	N/R	1,923,686

90	Henderson, Nevada, Limited Obligation Refunding Bonds, Local Improvement District T-13 Cornerstone, Series 2013, 4.000%, 3/01/17	No Opt. Call	N/R	90,306

Nuveen Investments	117

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

	Las Vegas, Nevada, Special Improvement District 607 Providence, Local Improvement Refunding Bonds, Series 2013:
$580	4.000%, 6/01/18	No Opt. Call	N/R	$590,353
730	4.000%, 6/01/19	No Opt. Call	N/R	739,534
530	4.000%, 6/01/20	No Opt. Call	N/R	532,311

1,770	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/27 – NPFG Insured	5/16 at 100.00	AA–	1,759,964

535	North Las Vegas, Nevada, General Obligation Bonds, Water and Sewer Series 2005B, 4.000%, 8/01/16 – AMBAC Insured	8/15 at 100.00	BB–	538,424

6,455	North Las Vegas, Nevada, Local Improvement Bonds, Aliante Special Improvement District 60, Refunding Series 2006A, 4.625%, 12/01/22 – AMBAC Insured	6/16 at 100.00	BBB+	6,606,241
22,060	Total Nevada			22,411,130

	New Hampshire – 0.1%

75	Manchester Housing and Redevelopment Authority, New Hampshire, Meals and Rooms Tax Revenue Bonds, Series 2000A, 6.750%, 1/01/15 – ACA Insured	7/14 at 100.00	Caa1	74,913

	Manchester Housing and Redevelopment Authority, New Hampshire, Revenue Bonds, Series 2000B:
180	0.000%, 1/01/17 – ACA Insured	No Opt. Call	Caa1	149,683
900	0.000%, 1/01/19 – ACA Insured	No Opt. Call	Caa1	630,180

50	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006, 5.250%, 6/01/14	No Opt. Call	BBB	50,137
1,205	Total New Hampshire			904,913

	New Jersey – 6.2%

2,755	Camden County Improvement Authority, New Jersey, Healthcare Revenue Bonds, Cooper Health System, Series 2005B, 5.250%, 2/15/27	2/15 at 100.00	BBB	2,775,800

	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A:
200	5.250%, 6/01/20 – NPFG Insured	6/15 at 100.00	AA–	205,814
4,405	5.250%, 6/01/21 – NPFG Insured	6/15 at 100.00	AA–	4,520,719

1,120	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.000%, 1/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB–	1,257,547

1,315	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 4.000%, 7/01/22	No Opt. Call	BBB–	1,350,032

1,000	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group, Series 1998, 5.125%, 7/01/25	7/14 at 100.00	BBB–	999,090

500	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	549,615

	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Tender Option Bond Trust 1151:
250	2.673%, 9/01/25 (IF) (5)	3/25 at 100.00	A	233,330
1,000	3.993%, 9/01/27 (IF) (5)	3/23 at 100.00	A	942,480

1,300	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Refunding Series 2012, 5.750%, 9/15/27 (Alternative Minimum Tax)	9/22 at 100.00	B	1,341,275

118	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
$2,085	4.875%, 9/15/19 (Alternative Minimum Tax)	No Opt. Call	B	$2,120,362
7,220	5.125%, 9/15/23 (Alternative Minimum Tax)	9/14 at 100.00	B	7,332,415

150	New Jersey Economic Development Authority, Transportation Sublease Revenue Bonds, Light Rail Transit System, Refunding Series 2008A, 5.000%, 5/01/19	No Opt. Call	A1	173,712

	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
3,335	5.000%, 7/01/20	No Opt. Call	BB+	3,546,472
500	5.000%, 7/01/21	No Opt. Call	BB+	524,830
6,750	6.000%, 7/01/26	7/21 at 100.00	BB+	7,240,185

1,000	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A, 5.000%, 7/01/23	No Opt. Call	BBB+	1,131,540

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008:
280	5.750%, 7/01/15	No Opt. Call	BBB–	288,232
2,555	6.000%, 7/01/18	No Opt. Call	BBB–	2,789,575

10,070	New Jersey Health Care Facilities Financing Authority, Trinitas Hospital Obligated Group, Series 2007A, 5.250%, 7/01/23	7/17 at 100.00	BBB–	10,563,027

30,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Second Subordinate Capital Appreciation Series 2007-1C, 0.000%, 6/01/41	6/17 at 25.35	A–	7,080,600

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
7,791	4.500%, 6/01/23	6/17 at 100.00	BB	7,572,696
11,660	4.625%, 6/01/26	6/17 at 100.00	B+	10,308,956
97,241	Total New Jersey			74,848,304

	New Mexico – 0.7%

1,465	Bernalillo County, New Mexico, Multifamily Housing Revenue Bonds, Valencia Retirement Apartments Project, Series 2001A, 5.450%, 6/01/34 – AMBAC Insured (Alternative Minimum Tax)	6/14 at 100.00	N/R	1,414,311

2,270	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico San Juan Project, Series 2010A, 5.200%, 6/01/40 (Mandatory put 6/01/20)	No Opt. Call	BBB	2,537,156

605	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 5.750%, 10/01/23	No Opt. Call	N/R	634,179

2,335	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, FHA/HFA Risk Sharing Program: Sandpiper Apartments Project, Series 2002A, 6.050%, 7/01/28 (Alternative Minimum Tax)	No Opt. Call	AA–	2,431,295

1,325	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2014, 5.750%, 10/01/23	No Opt. Call	N/R	1,361,954
8,000	Total New Mexico			8,378,895

	New York – 4.7%

100	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 6.000%, 12/01/19	No Opt. Call	B	103,259

Nuveen Investments	119

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Build NYC Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A:
$485	4.000%, 4/01/19	No Opt. Call	BBB–	$500,399
525	4.000%, 4/01/21	No Opt. Call	BBB–	531,300
545	4.000%, 4/01/22	No Opt. Call	BBB–	544,482

3,250	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A, 5.000%, 5/01/24	No Opt. Call	BB+	3,484,293

8,250	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008, 6.500%, 12/01/21	12/18 at 100.00	Ba1	8,894,573

	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005:
1,705	7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	1,804,657
10,150	7.625%, 8/01/25 (Alternative Minimum Tax)	8/16 at 101.00	N/R	11,151,805
2,060	8.000%, 8/01/28	8/16 at 101.00	N/R	2,279,905

115	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006A, 5.000%, 12/01/16	No Opt. Call	BB	118,625

	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
170	5.000%, 1/01/19 – AMBAC Insured	1/17 at 100.00	Ba1	177,208
75	5.000%, 1/01/20 – AMBAC Insured	1/17 at 100.00	Ba1	77,636
175	5.000%, 1/01/21 – AMBAC Insured	1/17 at 100.00	Ba1	179,447
635	5.000%, 1/01/22 – AMBAC Insured	1/17 at 100.00	Ba1	647,744
175	5.000%, 1/01/23 – AMBAC Insured	1/17 at 100.00	Ba1	177,982
1,000	5.000%, 1/01/26 – AMBAC Insured	1/17 at 100.00	Ba1	1,010,500

2,195	New York City Industrial Development Agency, New York, Special Facility Revenue Bonds, JetBlue Airways Corporation Project, Series 2006, 5.000%, 5/15/20 (Alternative Minimum Tax)	5/14 at 100.00	B	2,195,044

	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital Health Center Project, Series 2014A:
1,000	5.000%, 7/01/19	No Opt. Call	BB	1,035,830
1,250	4.625%, 7/01/22	7/19 at 100.00	BB	1,257,638

	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
745	5.000%, 12/01/20	No Opt. Call	BBB	828,954
1,000	6.500%, 12/01/28	12/15 at 100.00	BBB	1,044,660

75	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	6/14 at 100.00	AA–	75,464

185	Rockland County, New York, General Obligation Bonds, Various Purpose Series 2010B, 2.000%, 9/01/15	No Opt. Call	BBB–	187,072

	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A:
3,270	5.250%, 12/01/16	No Opt. Call	BB	3,382,357
8,600	5.000%, 12/01/23	6/17 at 100.00	BB	8,786,878

6,065	Suffolk County Industrial Development Agency, New York, Continuing Care Retirement Community Revenue Bonds, Jefferson’s Ferry Project, Series 2006, 5.000%, 11/01/28	11/16 at 100.00	BBB–	6,259,141

100	Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2008A, 5.000%, 6/01/18	No Opt. Call	BBB+	101,582

120	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$500	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/26	6/16 at 100.00	BB–	$473,675
54,400	Total New York			57,312,110

	North Carolina – 1.1%

12,130	Charlotte, North Carolina, Special Facility Refunding Revenue Bonds, Charlotte/Douglas International Airport, US Airways, Inc. Project, Series 1998, 5.600%, 7/01/27 (Alternative Minimum Tax)	7/14 at 100.00	N/R	12,161,659

1,110	North Carolina, Certificates of Participation, Winston Salem State University Housing Project, Series 2004, 4.500%, 6/01/21 – AMBAC Insured	6/14 at 100.00	N/R	1,110,566
13,240	Total North Carolina			13,272,225

	North Dakota – 0.0%

490	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 5.000%, 7/01/22	No Opt. Call	BBB+	549,212

	Ohio – 6.3%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
3,000	5.375%, 6/01/24	6/17 at 100.00	B–	2,613,720
26,000	5.125%, 6/01/24	6/17 at 100.00	B–	22,471,020

2,550	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.500%, 11/01/22	11/20 at 100.00	A–	2,897,183

	Hamilton County, Ohio, Healthcare Facilities Revenue Bonds, Christ Hospital Project, Series 2012:
1,650	5.000%, 6/01/21	No Opt. Call	BBB+	1,859,699
5,000	5.250%, 6/01/26	No Opt. Call	BBB+	5,528,950

655	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A, 5.000%, 12/01/22	12/16 at 100.00	N/R	659,402

2,425	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2014A, 5.375%, 12/01/23	6/23 at 100.00	N/R	2,485,795

170	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.000%, 4/01/20	No Opt. Call	BBB–	186,939

	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
2,445	5.000%, 2/15/20	No Opt. Call	BB+	2,572,556
1,000	5.000%, 2/15/21	No Opt. Call	BB+	1,038,400

2,000	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009B, 5.800%, 12/01/38	12/19 at 100.00	Baa1	2,158,300

4,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2006A, 0.000%, 12/01/23	No Opt. Call	BBB–	4,162,600

8,725	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	9,808,994

1,550	Ohio Air Quality Development Authority, Revenue Refunding Bonds, AK Steel Holding Corporation, Series 2012A, 6.750%, 6/01/24 (Alternative Minimum Tax)	2/22 at 100.00	B–	1,492,945

2,000	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1998, 5.650%, 3/01/33 (Alternative Minimum Tax)	9/14 at 100.00	B–	2,002,620

265	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1999, 6.050%, 8/01/34 (Alternative Minimum Tax)	8/14 at 100.00	B–	265,347

Nuveen Investments	121

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$4,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 0.000%, 12/01/33	No Opt. Call	BBB–	$4,187,480

9,325	Toledo-Lucas County Port Authority, Ohio, Special Assessment Revenue Bonds, Crocker Park Public Improvement Project, Series 2003, 5.250%, 12/01/23	6/14 at 100.00	BB	9,507,117
76,760	Total Ohio			75,899,067

	Oklahoma – 1.1%

140	Oklahoma Development Finance Authority, Hospital Revenue Bonds, Great Plains Regional Medical Center, Series 2007, 4.500%, 12/01/14	No Opt. Call	BB+	141,936

1,300	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc Project, Series 2010A, 6.875%, 11/01/23	5/15 at 100.00	N/R	1,327,833

10,000	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1995, 6.250%, 6/01/20	6/14 at 100.00	N/R	10,033,400

2,000	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2004A, 7.750%, 6/01/35 (Mandatory put 12/01/14)	No Opt. Call	N/R	2,060,880
13,440	Total Oklahoma			13,564,049

	Oregon – 0.2%

840	Oregon State Facilities Authority, Revenue Bonds, College Housing Northwest Projects, Refunding Series 2013, 4.000%, 10/01/21	No Opt. Call	BBB–	844,150

1,205	Oregon State Facilities Authority, Revenue Bonds, Trillium Charter School Project, Refunding Series 2007A, 6.875%, 11/01/27	11/21 at 100.00	N/R	1,230,594

305	Port of Saint Helens, Oregon, Pollution Control Revenue Bonds, Boise Cascade Project, Series 1997, 5.650%, 12/01/27	No Opt. Call	N/R	305,872
2,350	Total Oregon			2,380,616

	Pennsylvania – 7.9%

	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
390	6.500%, 5/01/17	No Opt. Call	BB–	419,032
1,350	6.750%, 11/01/24	11/19 at 100.00	BB–	1,457,055

2,200	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A, 4.750%, 2/15/26	2/16 at 100.00	Baa3	2,208,844

355	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, West Penn Allegheny Health System, Series 2007A, 5.000%, 11/15/17	No Opt. Call	Caa2	344,581

1,000	Allegheny County Industrial Development Authority, Pennsylvania, , Charter School Revenue Bonds, Propel Charter School-Sunrise, Series 2013, 5.250%, 7/15/23	No Opt. Call	BB+	962,470

2,315	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, United States Steel Corporation, Series 2005, 5.500%, 11/01/16	No Opt. Call	BB–	2,427,301

7,000	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23	7/15 at 101.00	N/R	7,194,810

1,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (Mandatory put 4/02/18)	No Opt. Call	BBB–	999,790

250	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, Duquesne Light Company Project, Series 1999B, 4.750%, 8/01/20 (Mandatory put 5/01/18)	No Opt. Call	A1	274,455

122	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$190	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 4.875%, 3/15/27	3/17 at 100.00	BBB	$189,003

2,890	Butler County Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, AK Steel Corporation Project, Series 2012-A, 6.250%, 6/01/20 (Alternative Minimum Tax)	No Opt. Call	B–	2,767,320

150	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2008A, 5.000%, 7/01/21	7/18 at 100.00	AA	161,397

515	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/22	No Opt. Call	BBB	563,714

270	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2013, 4.000%, 7/01/19	No Opt. Call	BBB–	280,919

	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013:
1,000	5.000%, 5/01/20	No Opt. Call	BBB	1,067,570
1,000	5.000%, 5/01/22	No Opt. Call	BBB	1,043,100

1,065	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Series 2002, 6.000%, 11/15/35	5/14 at 100.00	B+	1,064,872

1,000	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2003C, 5.250%, 12/15/15 – FGIC Insured	No Opt. Call	Baa1	1,053,890

3,120	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33	7/24 at 100.00	N/R	3,135,662

6,000	Montgomery County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, Whitemarsh Continuing Care, Series 2005, 6.125%, 2/01/28	2/15 at 100.00	N/R	6,073,080

1,000	Clarion University Foundation Inc, Pennsylvania, Student Housing Revenue Bond, Student Housing Project at Clarion University, Series 2014A, 5.000%, 7/01/34 (WI/DD, Settling 5/07/14)	7/24 at 100.00	Baa3	1,003,880

5,810	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	6/14 at 100.00	B–	5,817,611

8,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997A, 6.250%, 11/01/27 (Alternative Minimum Tax)	10/14 at 100.00	N/R	8,001,520

10,750	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)	11/14 at 100.00	N/R	10,750,860

4,100	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	BBB+	4,594,829

200	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A, 5.250%, 6/01/28	6/14 at 100.00	N/R	200,044

1,000	Pennsylvania Economic Development Financing Authority, Special Facilities Revenue Bonds, US Airways Group Inc. Project, Series 2010A, 7.500%, 5/01/20	No Opt. Call	B–	1,123,920

175	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Delaware Valley College of Science and Agriculture Project, Series 2012 LL1, 5.000%, 11/01/19	No Opt. Call	Baa3	191,272

3,320	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Nueva Esperanza, Inc. – Esperanza Academy Charter School, Series 2013, 6.375%, 1/01/23	No Opt. Call	N/R	3,432,083

Nuveen Investments	123

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Russell Byers Charter School, Series 2007A, 5.150%, 5/01/27	5/17 at 100.00	BBB–	$973,220

55	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Seventeenth Series 2003, 5.375%, 7/01/17 – AGM Insured	No Opt. Call	AA	62,147

70	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/19 – AGM Insured	No Opt. Call	AA	80,814

8,825	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2007B, 5.000%, 7/01/17	No Opt. Call	BB+	9,188,855

10,690	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012B, 6.250%, 7/01/23	No Opt. Call	BB+	11,057,308

100	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2008F, 5.000%, 9/01/17 – BHAC Insured	No Opt. Call	AA+	112,102

180	Reading, Berks County, Pennsylvania, General Obligation Bonds, Refunding Series 2011A, 5.250%, 11/15/19 – AGM Insured	No Opt. Call	A2	204,271

150	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 4.250%, 9/15/18 – FGIC Insured	9/14 at 100.00	AA–	145,620

1,000	Scranton, Pennsylvania, General Obligation Bonds, Series 2003B, 4.350%, 9/01/20 – AMBAC Insured	9/14 at 100.00	N/R	858,220

465	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital, Series 2010, 5.000%, 7/01/20	No Opt. Call	BBB+	512,323

3,265	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005, 5.000%, 12/01/26 – RAAI Insured	12/15 at 100.00	BBB–	3,299,185

370	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2013, 5.000%, 12/01/20	No Opt. Call	BBB–	405,305
93,585	Total Pennsylvania			95,704,254

	Puerto Rico – 0.4%

	Puerto Rico Government Development Bank, Senior Note Revenue Bonds, Senior Lien, Series 2006B:
235	5.000%, 12/01/16	No Opt. Call	BB	212,750
500	5.000%, 12/01/17	12/16 at 100.00	BB	421,770

300	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Inter-American University of Puerto Rico Project, Series 2004, 4.000%, 10/01/20 – NPFG Insured	10/14 at 100.00	AA–	298,647

775	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 2011A, 5.000%, 7/01/21	No Opt. Call	A–	760,562

315	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 4.000%, 7/01/16 – FGIC Insured	No Opt. Call	BB+	268,846

270	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/19 – FGIC Insured	No Opt. Call	BB+	202,505

480	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2007M, 5.750%, 7/01/17	No Opt. Call	BB+	438,715

124	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Puerto Rico (continued)

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A:
$300	5.500%, 7/01/15 – NPFG Insured	No Opt. Call	AA–	$302,394
175	5.500%, 7/01/16 – NPFG Insured	No Opt. Call	AA–	178,749

	Puerto Rico, General Obligation Bonds, Public Improvement Refunding Series 2007A:
575	5.250%, 7/01/15	No Opt. Call	BB+	560,522
635	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	AA–	654,215

140	University of Puerto Rico, University System Revenue Bonds, Series 2006P, 5.000%, 6/01/16	No Opt. Call	BB+	119,154

	University of Puerto Rico, University System Revenue Bonds, Series 2006Q:
215	5.000%, 6/01/15	No Opt. Call	BB+	198,662
270	5.000%, 6/01/21	6/16 at 100.00	BB+	178,165
5,185	Total Puerto Rico			4,795,656

	Rhode Island – 0.2%

100	East Providence, Rhode Island, General Obligation Bonds, Series 2003, 4.000%, 5/15/21 – NPFG Insured	5/14 at 100.00	AA–	100,030

85	Rhode Island Health & Educational Building Corporation, Public Schools Financing Program Revenue Bonds, Pooled Series 2009E, 5.000%, 5/15/17 – AGC Insured	No Opt. Call	A3	91,669

1,115	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 5.000%, 9/01/23	No Opt. Call	BBB	1,180,595

110	Rhode Island Housing and Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Series 2007-55B, 4.550%, 10/01/22 (Alternative Minimum Tax)	10/16 at 100.00	AA+	113,040

560	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42	6/14 at 100.00	BBB–	559,966
1,970	Total Rhode Island			2,045,300

	South Carolina – 1.3%

6,800	Richland County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Refunding Series 2014A, 3.875%, 4/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB	6,972,788

	South Carolina Jobs and Economic Development Authority, Health Facilities Revenue Bonds, The Lutheran Homes of South Carolina Inc., Series 2013:
1,870	5.000%, 5/01/21	No Opt. Call	N/R	1,971,541
1,170	5.000%, 5/01/22	No Opt. Call	N/R	1,221,737
1,000	5.000%, 5/01/23	No Opt. Call	N/R	1,040,430

965	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, York Preparatory Academy Project, Series 2014A, 5.750%, 11/01/23	No Opt. Call	N/R	966,399

155	South Carolina Jobs-Economic Authority, Student Housing Revenue Bonds, Coastal Housing Foundation, LLC Project, Series 2009A, 5.500%, 4/01/20	No Opt. Call	A	166,021

3,155	York County, South Carolina, Celanese, Series 1994, 5.700%, 1/01/24 (Alternative Minimum Tax)	7/14 at 100.00	BB–	3,156,262
15,115	Total South Carolina			15,495,178

	South Dakota – 0.0%

115	Heartland Consumers Power District, South Dakota, Electric System Revenue Refunding Bonds, Series 1992, 6.000%, 1/01/17 – AGM Insured	No Opt. Call	AA	123,800

160	Rapid City, South Dakota, Airport Revenue Refunding Bonds, Passenger Facility Charge Supported, Series 2011A, 5.000%, 12/01/20	12/19 at 100.00	Baa3	175,642
275	Total South Dakota			299,442

Nuveen Investments	125

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee – 1.3%

$3,000	Chattanooga Health, Educational, and Housing Facility Board, Tennessee, Revenue Refunding Bonds, CDFI Phase I, LLC Project, Series 2005A, 5.000%, 10/01/25	10/15 at 100.00	BBB	$3,026,460

	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006:
765	5.000%, 12/15/19 – SYNCORA GTY Insured	No Opt. Call	A	862,660
740	5.000%, 12/15/21 – SYNCORA GTY Insured	No Opt. Call	A	820,379

1,000	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Appalachian Christian Village Project, Refunding Series 2013, 4.000%, 2/15/23	No Opt. Call	BBB–	951,390

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
770	5.250%, 9/01/21	No Opt. Call	A	871,917
255	5.250%, 9/01/24	No Opt. Call	A	286,350

5,456	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	6,142,147

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:
190	5.000%, 2/01/17	No Opt. Call	A	206,465
700	5.000%, 2/01/18	No Opt. Call	A	769,678
925	5.000%, 2/01/20	No Opt. Call	A	1,028,757
745	5.000%, 2/01/21	No Opt. Call	A	825,348
14,546	Total Tennessee			15,791,551

	Texas – 7.8%

	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A:
1,500	5.250%, 1/01/19 – SYNCORA GTY Insured	1/17 at 100.00	BBB–	1,589,865
3,000	5.250%, 1/01/24 – SYNCORA GTY Insured	1/17 at 100.00	BBB–	3,102,330

1,000	Austin, Texas, Estancia Hill Country Public Improvement District, Area 1Special Assessment Revenue Bonds, Series 2013, 4.500%, 11/01/18	No Opt. Call	N/R	1,021,830

460	Bexar County Health Facilities Development Corporation, Texas, Revenue Bonds, Army Retirement Residence Foundation Project, Series 2010, 4.250%, 7/01/15	No Opt. Call	BBB	471,845

505	Bexar County, Texas, Health Facilities Development Corporation Revenue Bonds, Army Retirement Residence, Series 2007, 5.000%, 7/01/27	7/17 at 100.00	BBB	515,868

120	Brazos River Authority, Texas, Collateralized Revenue Bonds, CenterPoint Energy Inc., Refunding Series 2004B, 4.250%, 12/01/17 – FGIC Insured	6/14 at 100.00	A1	120,434

95	Brazos River Authority, Texas, Revenue Refunding Bonds, Houston Industries Inc., Series 1998D, 4.900%, 10/01/15 – NPFG Insured	No Opt. Call	AA–	100,381

65	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010, 5.750%, 1/01/18	No Opt. Call	Baa2	73,544

1,395	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H. Wood Jr. Public Charter District, Inspire Academies, Series 2013A, 5.250%, 8/15/23	No Opt. Call	BBB–	1,451,065

1,580	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB+	1,592,640

105	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/18	No Opt. Call	Baa3	116,571

3,900	Harris County Industrial Development Corporation, Texas, Airport Facilities Revenue Bonds, Continental Airlines Inc. Project, Refunding Series 1998, 5.375%, 7/01/19 (Alternative Minimum Tax)	7/14 at 100.00	B	3,864,549

126	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G, 5.250%, 11/15/21 – NPFG Insured	5/14 at 100.00	AA–	$1,002,680

	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Junior Lien Series 1998B:
40	0.000%, 11/15/17 – NPFG Insured	No Opt. Call	AA–	33,195
13,075	0.000%, 11/15/21 – NPFG Insured	No Opt. Call	AA–	8,719,064

2,275	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Junior Lien Series 2001B, 5.250%, 11/15/40 – NPFG Insured	5/14 at 100.00	AA–	2,275,614

170	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A, 5.250%, 11/15/30 – NPFG Insured	5/14 at 100.00	AA–	170,048

	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Senior Lien Series 1998A:
135	5.000%, 11/15/25 – NPFG Insured	5/14 at 100.00	AA–	135,041
120	5.000%, 11/15/28 – NPFG Insured	5/14 at 100.00	AA–	120,035

5,500	Health Facilities Development District of Central Texas, Revenue Bonds, Legacy at Willow Bend Project, Series 2006A, 5.625%, 11/01/26	11/16 at 100.00	N/R	5,593,500

5,400	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 2001E, 6.750%, 7/01/29 (Alternative Minimum Tax)	7/14 at 100.00	B	5,401,836

3,870	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Series 1997B, 6.125%, 7/15/27 (Alternative Minimum Tax)	7/14 at 100.00	B	3,872,129

	Little Elm, Texas, Special Assessment Revenue Bonds, Valencia Public Improvement District Phases 2 -5 Major Improvement Project:
4,055	6.650%, 9/01/21	3/16 at 103.00	N/R	4,123,854
2,945	6.900%, 9/01/24	3/17 at 103.00	N/R	3,002,899

	Little Elm. Texas, Valencia Public Improvement District Phase I Special Assessment Revenue Bonds, Series 2014:
860	6.400%, 9/01/23	3/18 at 103.00	N/R	879,427
805	6.650%, 9/01/28	3/18 at 103.00	N/R	823,032

	Lufkin Health Facilities Development Corporation, Texas, Health System Revenue Bonds, Memorial Health System of East Texas, Refunding Series 2009:
1,000	5.500%, 2/15/18	No Opt. Call	BBB–	1,100,610
340	5.750%, 2/15/19	No Opt. Call	BBB–	381,912

25	Lufkin Health Facilities Development Corporation, Texas, Health System Revenue Bonds, Memorial Health System of East Texas, Series 2007, 4.750%, 2/15/17	No Opt. Call	BBB–	26,615

1,900	Port Corpus Christi Authority, Nueces County, Texas, Pollution Control Revenue Bonds, Celanese Project, Refunding Series 2002A., 6.450%, 11/01/30	5/14 at 100.00	BB–	1,902,546

3,750	Port Corpus Christi Authority, Nueces County, Texas, Pollution Control Revenue Bonds, Celanese Project, Refunding Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	5/14 at 100.00	BB–	3,754,988

1,890	Port of Bay City Authority, Matagorda County, Texas, Revenue Bonds, Hoechst Celanese Corporation Project, Series 1996, 6.500%, 5/01/26 (Alternative Minimum Tax)	11/14 at 100.00	BB–	1,898,524

1,350	Red River Authority, Texas, Pollution Control Revenue Bonds, AEP Texas North Company, Public Service Company of Oklahoma and AEP Texas Central Company Oklaunion Project, Refunding Series 2007, 4.450%, 6/01/20 – NPFG Insured	No Opt. Call	AA–	1,461,578

1,855	Red River Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, MRC Crossings Project, Series 2014B-1, 6.125%, 11/15/20	11/15 at 100.00	N/R	1,862,086

550	Red River Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, MRC Crossings Project, Series 2014B-2, 5.000%, 11/15/19	5/15 at 100.00	N/R	551,425

Nuveen Investments	127

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007:
$10	5.250%, 8/01/17	No Opt. Call	A	$11,078
245	5.500%, 8/01/20	No Opt. Call	A	281,630
580	5.500%, 8/01/22	No Opt. Call	A	671,043

	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D:
355	5.625%, 12/15/17	No Opt. Call	A–	390,876
19,170	6.250%, 12/15/26	No Opt. Call	A–	23,178,255

	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A:
665	5.250%, 12/15/18	No Opt. Call	A–	752,301
40	5.250%, 12/15/20	No Opt. Call	A–	45,200

	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
200	5.000%, 12/15/19	No Opt. Call	A3	221,484
5,000	5.000%, 12/15/22	No Opt. Call	A3	5,538,300
92,900	Total Texas			94,203,727

	Utah – 1.7%

17,500	Salt Lake County, Utah, Research Facility Revenue Bonds, Huntsman Cancer Foundation, Series 2013A-1, 5.000%, 12/01/33 (Mandatory put 12/15/20)	12/18 at 100.00	N/R	18,375,700

	Spanish Fork City, Utah, Charter School Revenue Bonds, American Leadership Academy, Series 2006:
1,505	5.550%, 11/15/21	11/16 at 100.00	N/R	1,518,951
500	5.550%, 11/15/26	11/16 at 100.00	N/R	486,785

400	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Entheos Academy, Improvement & Refunding Series 2013A, 3.625%, 10/15/18	No Opt. Call	BB+	405,660

310	Utah State Charter School Finance Authority, Revenue Bonds, George Washington Academy Project, Series 2008A, 6.375%, 7/15/18	7/16 at 102.00	BB+	322,781
20,215	Total Utah			21,109,877

	Vermont – 0.1%

1,300	Vermont Economic Development Authority, Mortgage Revenue Bonds, Wake Robin Corporation Project, Refunding Series 2006A, 5.250%, 5/01/26	5/16 at 100.00	N/R	1,322,204

500	Vermont Economic Development Authority, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc. Project, Series 2013, 4.750%, 4/01/36 (Mandatory put 4/02/18) (Alternative Minimum Tax)	No Opt. Call	B+	491,915
1,800	Total Vermont			1,814,119

	Virgin Islands – 0.6%

1,250	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2003, 5.000%, 10/01/26 – RAAI Insured	10/14 at 100.00	BBB+	1,257,763

50	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 5.125%, 10/01/19	No Opt. Call	Baa3	55,646

30	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	31,301

128	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virgin Islands (continued)

	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2010A:
$1,000	4.750%, 7/01/15	No Opt. Call	BBB–	$1,006,950
1,225	4.750%, 7/01/16	No Opt. Call	BBB–	1,232,950
1,300	4.750%, 7/01/17	No Opt. Call	BBB–	1,295,008
2,380	5.000%, 7/01/18	No Opt. Call	BBB–	2,386,497
7,235	Total Virgin Islands			7,266,115

	Virginia – 0.8%

960	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/20	No Opt. Call	Baa1	1,080,259

700	Industrial Development Authority of the County of Prince William, Virginia, Residential Care Facility Revenue Bonds, Westminster at Lake, First Mortgage, Series 2006, 5.125%, 1/01/26	1/17 at 100.00	N/R	630,917

	Fredericksburg Economic Development Authority, Virginia, Mary Washington Healthcare Obligated Group, Revenue and Refunding Bonds, Series 2014:
1,000	5.000%, 6/15/26 (WI/DD, Settling 5/28/14)	6/24 at 100.00	Baa1	1,093,300
2,000	5.000%, 6/15/27 (WI/DD, Settling 5/28/14)	6/24 at 100.00	Baa1	2,167,540

	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Series 2007:
355	5.800%, 9/01/17	No Opt. Call	N/R	377,397
2,717	6.250%, 9/01/24	9/17 at 100.00	N/R	2,878,308

1,785	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Central Virginia CSB, Series 2008B, 6.500%, 8/01/28	2/18 at 100.00	N/R	1,904,702
9,517	Total Virginia			10,132,423

	Washington – 1.1%

325	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	4/15 at 100.00	N/R	325,380

800	Tukwila, Washington, Special Assessment Bonds, Local Improvement District 33 Series 2013, 4.500%, 1/15/23	1/15 at 100.00	BBB	802,296

1,000	Washington Higher Education Facilities Authority Revenue Bonds, Whitworth University Project, Series 2012, 5.000%, 10/01/27	4/22 at 100.00	Baa1	1,066,570

100	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24	7/19 at 100.00	BBB	111,843

910	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Project, Refunding Series 2013A, 5.000%, 1/01/23	No Opt. Call	N/R	940,986

85	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights Project, Refunding 2013, 4.000%, 7/01/18	No Opt. Call	A–	90,329

2,285	Washington State Housing Finance Commission, Revenue Bonds, Rockwood Retirement Communities Project, Series 2014A, 6.000%, 1/01/24	No Opt. Call	N/R	2,314,865

2,925	Washington State Housing Finance Commission, Revenue Bonds, Rockwood Retirement Communities Project, TEMPS 50 Series 2014B-3, 5.125%, 1/01/20	1/15 at 100.00	N/R	2,916,605

2,700	Washington State Housing Finance Commission, Revenue Bonds, Rockwood Retirement Communities Project, TEMPS 65 Series 2014B-2, 5.375%, 1/01/20	1/15 at 100.00	N/R	2,703,267

Nuveen Investments	129

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments April 30, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$2,350	Washington State Housing Finance Commission, Revenue Bonds, Rockwood Retirement Communities Project, TEMPS 80 Series 2014B-1, 5.875%, 1/01/21	1/15 at 100.00	N/R	$2,351,222
13,480	Total Washington			13,623,363

	West Virginia – 0.2%

2,220	Kanawha County Commission, West Virginia, Student Housing Revenue Bonds, West Virginia State University Foundation Inc, Series 2013, 5.750%, 7/01/23	No Opt. Call	Ba1	2,329,446

	Wisconsin – 2.0%

1,830	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R	2,011,133

870	Hudson Housing Authority, Wisconsin, Multifamily Housing Revenue Bonds, Cedar Ridge Apartments Project, Series 2013A, 4.250%, 6/01/23	No Opt. Call	N/R	850,721

6,510	Kaukauna, Wisconsin, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2005A, 5.250%, 6/01/29 (Alternative Minimum Tax)	6/15 at 100.00	BBB	6,592,612

465	Public Finance Authority of Wisconsin, Revenue Bonds, Carolina International School, Series 2013A, 6.000%, 8/01/23	No Opt. Call	BB+	482,321

520	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2012, 5.000%, 4/01/22	No Opt. Call	BB+	529,854

780	Public Finance Authority, Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc. of North Carolina, Series 2012A, 5.500%, 10/01/22	No Opt. Call	N/R	819,624

3,500	Public Finance Authority, Wisconsin, Senior Airport Facilities Revenue and Refunding Bonds, TrIPS Obligated Group, Series 2012B, 5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	BBB–	3,849,964

465	Wisconsin Center District, Junior Dedicated Tax Revenue Bonds, Refunding Series 2013A, 3.000%, 12/15/20	No Opt. Call	Baa1	469,683

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mile Bluff Medical Center, Inc., Series 2014:
645	5.000%, 5/01/23 (WI/DD, Settling 5/01/14)	No Opt. Call	N/R	655,752
1,250	5.000%, 5/01/26 (WI/DD, Settling 5/01/14)	5/24 at 100.00	N/R	1,250,000

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013:
200	5.000%, 8/15/21	No Opt. Call	A–	224,506
200	5.000%, 8/15/22	No Opt. Call	A–	223,560

5,825	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Upland Hills Health Inc., Series 2006A, 5.125%, 5/15/29	5/16 at 100.00	BBB+	5,956,760

25	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/21	8/16 at 100.00	A–	26,588
23,085	Total Wisconsin			23,943,078

	Wyoming – 0.1%

1,230	Sweetwater County, Wyoming, Hospital Revenue Refunding Bonds, Memorial Hospital Project, Series 2013A, 5.000%, 9/01/23	No Opt. Call	BBB	1,368,892
$1,215,593	Total Municipal Bonds (cost $1,194,314,549)			1,212,565,032

130	Nuveen Investments

Shares	Description (1)			Value

	COMMON STOCKS – 0.0%

	Airlines – 0.0%

11,715	American Airlines Group Inc. (7)			$410,845
	Total Common Stocks (cost $363,969)			410,845
	Total Long-Term Investments (cost $1,194,678,518)			1,212,975,877

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.2%

	California - 0.2%

$2,000	California Municipal Finance Authority, Revenue Bonds, Northbay Healthcare Group, Variable Rate Demand Obligation Series 2013A, 2.200%, 11/01/27 (8)	11/15 at 100.00	N/R	$2,006,220
	Total Short-Term Investments (cost $2,000,000)			2,006,220
	Total Investments (cost $1,196,678,518) – 100.3%			1,214,982,097
	Other Assets Less Liabilities – (0.3)% (9)			(3,738,914)
	Net Assets – 100%			$1,211,243,183

Investments in Derivatives as of April 30, 2014

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (10)	Termination Date	Unrealized Appreciation (Depreciation) (9)
Morgan Stanley	$9,000,000	Receive	USD-BMA Index	2.135%	Quarterly	8/05/14	8/05/21	$(190,032)
Morgan Stanley	14,250,000	Receive	USD-BMA Index	2.615	Quarterly	8/05/14	8/05/24	(426,432)
JPMorgan	57,200,000	Receive	USD-BMA Index	1.565	Quarterly	2/20/15	2/20/19	(343,238)
	$80,450,000							$(959,702)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.

(6)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(8)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(9)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(10)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.

WI/DD	Investment, or portion of investment purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-BMA	United States Dollar-Bond Market Association.

See accompanying notes to financial statements.

Nuveen Investments	131

Statement of

Assets and Liabilities	April 30, 2014

	High Yield	Short Duration High Yield
Assets
Long-term investments, at value (cost $7,983,150,165 and $1,194,678,518, respectively)	$8,278,440,523	$1,212,975,877
Short-term investments, at value (cost $—and $2,000,000, respectively)	—	2,006,220
Cash	149,882,743	14,898,692
Unrealized appreciation on:
Credit default swaps	732,043	—
Interest rate swaps	14,893,146	—
Credit default swaps premiums paid	1,125,000	—
Receivable for:
Interest	173,079,394	20,064,416
Investments sold	87,058,315	4,940,000
Shares sold	59,324,077	17,012,270
Other assets	789,230	4,894
Total assets	8,765,324,471	1,271,902,369
Liabilities
Floating rate obligations	166,542,000	—
Unrealized depreciation on interest rate swaps	—	959,702
Payable for:
Dividends	11,129,623	667,268
Investments purchased	128,054,213	55,039,817
Shares redeemed	26,701,405	3,168,009
Accrued expenses:
Management fees	3,336,570	498,005
Trustees fees	431,192	10,738
12b-1 distribution and service fees	1,407,574	89,839
Other	1,329,483	225,808
Total liabilities	338,932,060	60,659,186
Net assets	$8,426,392,411	$1,211,243,183
Class A Shares
Net assets	$3,017,069,184	$354,642,084
Shares outstanding	183,438,999	35,873,610
Net asset value (“NAV”) per share	$16.45	$9.89
Offering price per share (NAV per share plus maximum sales charge of 4.20% and 2.50%, respectively, of offering price)	$17.17	$10.14
Class B Shares
Net assets	$9,619,537	N/A
Shares outstanding	585,376	N/A
NAV and offering price per share	$16.43	N/A
Class C Shares(1)
Net assets	$73,770,146	$11,279,230
Shares outstanding	4,489,340	1,141,811
NAV and offering price per share	$16.43	$9.88
Class C2 Shares(2)
Net assets	$1,420,873,779	$43,627,086
Shares outstanding	86,464,870	4,411,978
NAV and offering price per share	$16.43	$9.89
Class I Shares
Net assets	$3,905,059,765	$801,694,783
Shares outstanding	237,420,947	81,071,454
NAV and offering price per share	$16.45	$9.89
Net assets consist of:
Capital paid-in	$9,495,843,708	$1,195,632,338
Undistributed (Over-distribution of) net investment income	11,164,016	2,712,907
Accumulated net realized gain (loss)	(1,391,530,860)	(4,445,939)
Net unrealized appreciation (depreciation)	310,915,547	17,343,877
Net assets	$8,426,392,411	$1,211,243,183
Authorized shares – per class	Unlimited	Unlimited
Par value per share	$0.01	$0.01

N/A – Fund does not offer share class.

(1)	Class C Shares were established and commenced operations on February 10, 2014.

(2)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.

See accompanying notes to financial statements.

132	Nuveen Investments

Statement of

Operations	Year Ended April 30, 2014

	High Yield	Short Duration High Yield
Investment Income	$546,453,416	$26,512,745
Expenses
Management fees	38,412,674	3,080,856
12b-1 service fees – Class A	5,347,297	404,125
12b-1 distribution and service fees – Class B	129,069	N/A
12b-1 distribution and service fees – Class C(1)	74,817	11,113
12b-1 distribution and service fees – Class C2(2)	10,942,548	192,436
Shareholder servicing agent fees and expenses	3,411,537	187,327
Interest expense	4,896,482	—
Custodian fees and expenses	1,133,061	122,333
Trustees fees and expenses	208,073	17,688
Professional fees	1,210,009	68,514
Shareholder reporting expenses	462,230	26,268
Federal and state registration fees	487,645	205,877
Other expenses	130,033	11,023
Total expenses before fee waiver/expense reimbursement	66,845,475	4,327,560
Fee waiver/expense reimbursement	—	(241,424)
Net expenses	66,845,475	4,086,136
Net investment income (loss)	479,607,941	22,426,609
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(82,080,203)	(4,461,893)
Swaps	(101,389)	—
Change in net unrealized appreciation (depreciation) of:
Investments	(467,105,679)	17,669,633
Swaps	9,563,722	(959,702)
Net realized and unrealized gain (loss)	(539,723,549)	12,248,038
Net increase (decrease) in net assets from operations	$(60,115,608)	$34,674,647

N/A – Fund does not offer share class.

(1)	Class C Shares were established and commenced operations on February 10, 2014.

(2)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.

See accompanying notes to financial statements.

Nuveen Investments	133

Statement of

Changes in Net Assets

	High Yield		Short Duration High Yield
	Year Ended 4/30/14	Year Ended 4/30/13	Year Ended 4/30/14	For the period 2/01/13 (commencement of operations) through 4/30/13
Operations
Net investment income (loss)	$479,607,941	$490,372,143	$22,426,609	$191,543
Net realized gain (loss) from:
Investments	(82,080,203)	(9,485,775)	(4,461,893)	(2,683)
Swaps	(101,389)	(85,585,217)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(467,105,679)	573,041,707	17,669,633	633,946
Swaps	9,563,722	76,199,090	(959,702)	—
Net increase (decrease) in net assets from operations	(60,115,608)	1,044,541,948	34,674,647	822,806
Distributions to Shareholders
From net investment income:
Class A	(165,809,454)	(171,001,738)	(6,857,941)	(100,495)
Class B	(731,671)	(1,513,973)	N/A	N/A
Class C(1)	(362,312)	—	(27,738)	—
Class C2(2)	(82,312,108)	(87,403,077)	(735,972)	(10,048)
Class I	(222,874,105)	(224,015,932)	(12,053,138)	(111,669)
Decrease in net assets from distributions to shareholders	(472,089,650)	(483,934,720)	(19,674,789)	(222,212)
Fund Share Transactions
Proceeds from sale of shares	4,425,347,741	4,715,783,350	1,323,869,619	142,743,232
Proceeds from shares issued to shareholders due to reinvestment of distributions	338,211,794	323,290,149	16,871,904	113,268
	4,763,559,535	5,039,073,499	1,340,741,523	142,856,500
Cost of shares redeemed	(5,196,363,232)	(2,668,557,714)	(287,282,906)	(672,386)
Net increase (decrease) in net assets from Fund share transactions	(432,803,697)	2,370,515,785	1,053,458,617	142,184,114
Net increase (decrease) in net assets	(965,008,955)	2,931,123,013	1,068,458,475	142,784,708
Net assets at the beginning of period	9,391,401,366	6,460,278,353	142,784,708	—
Net assets at the end of period	$8,426,392,411	$9,391,401,366	$1,211,243,183	$142,784,708
Undistributed (Over-distribution of) net investment income at the end of period	$11,164,016	$7,131,601	$2,712,907	$(20,276)

N/A – Fund does not offer share class.

(1)	Class C Shares were established and commenced operations on February 10, 2014.

(2)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.

See accompanying notes to financial statements.

134	Nuveen Investments

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Nuveen Investments	135

Financial

Highlights

High Yield

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/99)
2014	$17.41	$1.00	$(.97)	$.03	$(.99)	$—	$(.99)	$16.45
2013	16.17	1.02	1.23	2.25	(1.01)	—	(1.01)	17.41
2012	14.22	1.09	1.92	3.01	(1.06)	—	(1.06)	16.17
2011	15.53	1.08	(1.33)	(.25)	(1.06)	—	(1.06)	14.22
2010	12.73	1.06	2.83	3.89	(1.09)	—	(1.09)	15.53
Class B (6/99)
2014	17.39	.88	(.97)	(.09)	(.87)	—	(.87)	16.43
2013	16.16	.90	1.21	2.11	(.88)	—	(.88)	17.39
2012	14.21	.98	1.92	2.90	(.95)	—	(.95)	16.16
2011	15.51	.97	(1.33)	(.36)	(.94)	—	(.94)	14.21
2010	12.72	.95	2.83	3.78	(.99)	—	(.99)	15.51
Class C (2/14)
2014(f)	15.91	.10	.61	.71	(.19)	—	(.19)	16.43
Class C2 (6/99)(g)
2014	17.39	.92	(.98)	(.06)	(.90)	—	(.90)	16.43
2013	16.16	.93	1.22	2.15	(.92)	—	(.92)	17.39
2012	14.21	1.01	1.93	2.94	(.99)	—	(.99)	16.16
2011	15.51	.99	(1.32)	(.33)	(.97)	—	(.97)	14.21
2010	12.73	.98	2.82	3.80	(1.02)	—	(1.02)	15.51
Class I (6/99)
2014	17.41	1.03	(.97)	.06	(1.02)	—	(1.02)	16.45
2013	16.17	1.06	1.22	2.28	(1.04)	—	(1.04)	17.41
2012	14.22	1.12	1.92	3.04	(1.09)	—	(1.09)	16.17
2011	15.52	1.10	(1.31)	(.21)	(1.09)	—	(1.09)	14.22
2010	12.73	1.09	2.82	3.91	(1.12)	—	(1.12)	15.52

136	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

.56%	$3,017,069	.90%		.84%		6.29%		30%
14.24	3,162,448	.85		.82		6.01		13
21.93	2,382,456	.85		.83		7.18		16
(1.78)	1,700,469	.88		.85		7.12		31
31.50	2,158,475	.89		.86		7.27		11

(.22)	9,620	1.65		1.59		5.52		30
13.34	22,249	1.60		1.57		5.30		13
21.07	35,000	1.61		1.59		6.49		16
(2.46)	47,700	1.63		1.60		6.38		31
30.40	73,920	1.64		1.61		6.58		11

4.45	73,770	1.66	*	1.60	*	4.84	*	30

(.01)	1,420,874	1.46		1.40		5.76		30
13.57	1,780,581	1.40		1.37		5.46		13
21.31	1,376,916	1.40		1.38		6.64		16
(2.33)	1,059,268	1.43		1.40		6.59		31
30.73	1,166,535	1.44		1.41		6.71		11

.75	3,905,060	.70		.64		6.48		30
14.44	4,426,124	.65		.62		6.20		13
22.17	2,665,906	.65		.63		7.38		16
(1.52)	1,711,647	.68		.65		7.32		31
31.66	1,498,640	.69		.66		7.43		11

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.
(d)	Each Ratio of Expenses Including Interest to Average Net Assets includes the effect of the interest expense and fees paid on Fund borrowings for each share class as follows:

Ratios of Borrowings Expense to Average Net Assets
Year Ended April 30:
2014	.05%
2013	.01
2012	.01
2011	.01
2010	.01

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	137

Financial Highlights (continued)

Short Duration High Yield

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended April 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (2/13)
2014	$10.12	$.37	$(.27)	$.10	$(.33)	$—	$(.33)	$9.89
2013(d)	10.00	.05	.12	.17	(.05)	—	(.05)	10.12
Class C (2/14)
2014(f)	9.71	.06	.17	.23	(.06)	—	(.06)	9.88
Class C2 (2/13)(g)
2014	10.12	.33	(.29)	.04	(.27)	—	(.27)	9.89
2013(d)	10.00	.04	.12	.16	(.04)	—	(.04)	10.12
Class I (2/13)
2014	10.12	.40	(.29)	.11	(.34)	—	(.34)	9.89
2013(d)	10.00	.05	.13	.18	(.06)	—	(.06)	10.12

138	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

1.06%	$354,642	.86%		3.80%		.82%		3.84%		28%
1.72	66,924	1.35	*	1.76	*	.82	*	2.30	*	0	**

2.35	11,279	1.62	*	3.29	*	1.62	*	3.29	*	28

.50	43,627	1.41		3.32		1.37		3.37		28
1.63	4,844	2.20	*	1.07	*	1.37	*	1.90	*	0	**

1.24	801,695	.66		4.07		.62		4.12		28
1.75	71,017	1.43	*	1.49	*	.62	*	2.30	*	0	**

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period February 1, 2013 (commencement of operations) through April 30, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.
*	Annualized.
**	Rounds to less than 1%.

See accompanying notes to financial statements.

Nuveen Investments	139

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Municipal Trust (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen High Yield Municipal Bond Fund (“High Yield”) and Nuveen Short Duration High Yield Municipal Bond Fund (“Short Duration High Yield”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Agreement and Plan of Merger

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen Fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen Funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen Fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Nuveen Funds (the “Board”) will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser. If approved by the Board, the new agreements will be presented to the Nuveen Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Investment Objectives and Principal Investment Strategies

Each Fund’s investment objective is to provide high current income exempt from regular federal income taxes. Capital appreciation is a secondary objective when consistent with each Fund’s primary objective.

Under normal market conditions, each Fund invests at least 80% of the sum its net assets and the amount of any borrowings for investment purposes, in municipal bonds that pay interest that is exempt from regular federal personal income tax. These municipal bonds include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal personal income tax. Each Fund may invest without limit in securities that generate income subject to the alternative minimum tax. Under normal market conditions, each Fund invests at least 65% of its net assets in low- to medium-quality bonds rated BBB/Baa or lower at the time of purchase by at least one independent rating agency, or if unrated, judged by the Sub-Adviser to be of comparable quality. Below investment grade municipal bonds (those rated BB/Ba or lower) are commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 10% of its net assets in defaulted municipal bonds (i.e., bonds on which the issuer has not paid principal or interest on time). Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. Each Fund’s investments in inverse floaters are designed to increase each Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished. Each Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. Each Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.

High Yield is a long-term bond fund and, as such, will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years. The Fund invests significantly in lower-quality long-term municipal bonds and may employ effective leverage through investments in inverse floaters. The Fund may invest in inverse floating rate securities that create effective leverage of up to

140	Nuveen Investments

30% of the Fund’s total investment exposure. Short Duration High Yield, under normal market conditions, will generally maintain an investment portfolio with a weighted average effective duration of less than 4.5 years. The Fund invests significantly in lower-quality municipal bonds and may employ effective leverage through investments in inverse floaters.

Each Fund may utilize the following derivatives: futures contracts; options on futures contracts; swap agreements, including interest rate swaps, total return swaps and credit default swaps, and options on swap agreements. The Funds may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in each Fund’s portfolio. Short Duration may also use derivatives for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. Short Duration’s use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Class C and C2 Shares

Effective at the close of business on February 10, 2014, Class C Shares of the Funds were renamed to Class C2 Shares, and are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment. Class C2 Shares are not available for new accounts or for additional investment into existing accounts. On February 10, 2014, the Funds began offering a new form of Class C Shares.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of April 30, 2014, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	High Yield	Short Duration High Yield
Outstanding when-issued/delayed delivery purchase commitments	$91,198,978	$30,245,682

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million $250,000 or more for High Yield and Short Duration High Yield are sold at net asset value (“NAV”) without an up-front sales charge but may be subject

Nuveen Investments	141

Notes to Financial Statements (continued)

to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. High Yield issued Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C2 Shares will be issued upon the exchange of Class C2 Shares from another Nuveen municipal bond fund or for the purposes of dividend reinvestment, but are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C and C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis.

As of April 30, 2014, the Funds were invested in swap contracts that are subject to netting agreements and further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of municipal bonds, other fixed income securities and swap contracts are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

142	Nuveen Investments

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

High Yield	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$8,031,518,534	$2,741,304	$8,034,259,838
Common Stocks	244,166,565	—	—	244,166,565
Corporate Bonds	—	—	14,120	14,120
Investments in Derivatives:
Credit Default Swaps**	—	732,043	—	732,043
Interest Rate Swaps**	—	14,893,146	—	14,893,146
Total	$244,166,565	$8,047,143,723	$2,755,424	$8,294,065,712

Short Duration High Yield
Long-Term Investments*:
Municipal Bonds	$—	$1,212,565,032	$—	$1,212,565,032
Common Stocks	410,845	—	—	410,845
Short-Term Investments*:
Municipal Bonds	—	2,006,220	—	2,006,220
Investments in Derivatives:
Interest Rate Swaps**	—	(959,702)	—	(959,702)
Total	$410,845	$1,213,611,550	$—	$1,214,022,395
*	Refer to the Fund’s Portfolio of Investments for state and industry classifications and breakdown of Municipal Bonds and Corporate Bonds classified as Level 3, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/

Nuveen Investments	143

Notes to Financial Statements (continued)

Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”).

An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” The Fund’s Statement of Assets and Liabilities shows only the inverse floaters and not the underlying bonds as an asset, and does not reflect the short-term floating rate certificates as liabilities. Also, the Fund reflects in “Investment Income” only the net amount of earnings on its inverse floater investment (net of the interest paid to the holders of the short-term floating rate certificates and the expenses of the trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

144	Nuveen Investments

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended April 30, 2014, were as follows:

	High Yield	Short Duration High Yield
Average floating rate obligations outstanding	$167,555,197	$—
Average annual interest rate and fees	0.63%	—%

As of April 30, 2014, the total amount of floating rate obligations issued by each Fund’s self-deposited inverse floaters and externally-deposited inverse floaters was as follows:

	High Yield	Short Duration High Yield
Floating rate obligations: self deposited inverse floaters	$166,542,000	$—
Floating rate obligations: externally-deposited inverse floaters	1,682,318,000	6,750,000
Total	$1,848,860,000	$6,750,000

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of April 30, 2014, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

	High Yield	Short Duration High Yield
Maximum exposure to Recourse Trusts	$1,588,038,000	$6,750,000

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swaps

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap transactions involve a Fund’s agreement with a counterparty to pay or receive, in the future, a fixed or variable rate payment in exchange for the counterparty receiving or paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that a Fund is to receive. Swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.” Income received or paid by a Fund is recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of a swap contract and are equal to the difference between a Fund’s basis in the swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of “Interest rate swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

Nuveen Investments	145

Notes to Financial Statements (continued)

During the fiscal year ended April 30, 2014, High Yield continued to invest in and Short Duration High Yield entered into forward interest rate swap contracts to reduce the duration of their portfolios.

The average notional amount of interest rate swap contracts outstanding during the fiscal year ended April 30, 2014, was as follows:

	High Yield	Short Duration High Yield
Average notional amount of interest rate swap contracts outstanding*	$100,000,000	$41,480,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Credit Default Swaps

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily and recognized with the daily change in the market value of the contract as a component of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities and is recorded as a realized loss upon payment. Credit default swap contracts are valued daily. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain or loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss. Changes in the value of a credit default swap during the reporting period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps,” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. The maximum potential amount of future payments a Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the fiscal year ended April 30, 2014, High Yield continued to invest in credit default swap contracts to manage credit risk.

The average notional amount of credit default swap contracts outstanding during the fiscal year ended April 30, 2014, was as follows:

High Yield
Average notional amount of credit default swap contracts outstanding*	$2,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all swap contracts held by the Funds as of April 30, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure		Location	Value	Location	Value
High Yield
Credit	Swaps	Unrealized appreciation on credit default swaps**	$732,043	—	$—
Interest rate	Swaps	Unrealized appreciation on interest rate swaps	14,893,146	—	—
Short Duration High Yield
Interest rate	Swaps	—	—	Unrealized depreciation on interest rate swaps	(959,702)
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and not reflected in the cumulative unrealized appreciation (depreciation) presented above.

146	Nuveen Investments

The following tables present the Funds’ swap contracts subject to netting agreements as of the end of the reporting period, and collateral delivered related to those swap contracts.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
High Yield
	Barclays PLC	$14,893,146	$—	$—	$14,893,146	$(14,893,146)	$—
Short Duration High Yield
	Morgan Stanley	$—	$(616,464)	$—	$(616,464)	$508,762	$(107,702)
	JPMorgan	—	(343,238)	—	(343,238)	326,407	(16,831)
Total		$—	$(959,702)	$—	$(959,702)	$835,169	$(124,533)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

Fund	Counterparty	Gross Unrealized Appreciation on Credit Default Swaps***	Gross Unrealized (Depreciation) on Credit Default Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Credit Default Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
High Yield
	Goldman Sachs	$732,043	$—	$—	$732,043	$(732,043)	$—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the fiscal year ended April 30, 2014, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
High Yield
	Credit	Swaps	$—	$315,860
	Interest rate	Swaps	(101,389)	9,247,862
Total			$(101,389)	$9,563,722
Short Duration High Yield	Interest rate	Swaps	$—	$(959,702)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	147

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	High Yield
	Year Ended 4/30/14		Year Ended 4/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	90,686,933	$1,437,062,169	83,227,749	$1,414,103,925
Class A – automatic conversion of Class B Shares	35,366	565,170	134,897	2,280,367
Class B – exchanges	3,321	53,387	16,943	285,492
Class C(1)	4,525,471	73,265,941	—	—
Class C2(2)	13,117,464	208,059,803	29,734,439	504,278,019
Class I	170,620,639	2,706,341,271	164,318,215	2,794,835,547
Shares issued to shareholders due to reinvestment of distributions:
Class A	8,596,954	136,302,597	7,391,621	126,114,340
Class B	39,417	623,914	70,136	1,190,389
Class C(1)	16,909	276,518	—	—
Class C2(2)	3,891,582	61,586,297	3,500,895	59,654,894
Class I	8,789,512	139,422,468	7,990,918	136,330,526
	300,323,568	4,763,559,535	296,385,813	5,039,073,499
Shares redeemed:
Class A	(97,555,508)	(1,549,705,349)	(56,382,324)	(962,818,893)
Class B	(701,559)	(11,203,392)	(838,778)	(14,222,250)
Class B – automatic conversion to Class A Shares	(35,406)	(565,170)	(135,059)	(2,280,367)
Class C(1)	(53,040)	(861,675)	—	—
Class C2(2)	(32,945,197)	(519,804,613)	(16,050,199)	(273,672,024)
Class I	(196,274,529)	(3,114,223,033)	(82,899,202)	(1,415,564,180)
	(327,565,239)	(5,196,363,232)	(156,305,562)	(2,668,557,714)
Net increase (decrease)	(27,241,671)	$(432,803,697)	140,080,251	$2,370,515,785

	Short Duration High Yield
	Year Ended 4/30/14		For the period 2/01/13 (commencement of operations) through 4/30/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	41,159,647	$400,119,554	6,630,023	66,801,133
Class C(1)	1,196,205	11,727,611	—	—
Class C2(2)	4,754,674	45,951,275	487,924	4,905,230
Class I	89,158,306	866,071,179	7,047,337	71,036,869
Shares issued to shareholders due to reinvestment of distributions:
Class A	678,860	6,597,424	8,484	85,736
Class C(1)	1,733	17,074	—	—
Class C2(2)	60,780	589,914	878	8,872
Class I	994,898	9,667,492	1,845	18,660
	138,005,103	1,340,741,523	14,176,491	142,856,500
Shares redeemed:
Class A	(12,579,284)	(121,870,444)	(24,120)	(243,114)
Class C(1)	(56,127)	(551,438)	—	—
Class C2(2)	(882,223)	(8,505,208)	(10,055)	(101,457)
Class I	(16,098,537)	(156,355,816)	(32,395)	(327,815)
	(29,616,171)	(287,282,906)	(66,570)	(672,386)
Net increase (decrease)	108,388,932	$1,053,458,617	14,109,921	$142,184,114
(1)	Class C Shares were established and commenced operations on February 10, 2014.
(2)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.

148	Nuveen Investments

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended April 30, 2014, were as follows:

	High Yield	Short Duration High Yield
Purchases	$2,324,982,940	$1,248,885,526
Sales and maturities	2,868,161,570	156,987,413

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of April 30, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	High Yield	Short Duration High Yield
Cost of investments	$7,781,634,545	$1,196,398,517
Gross unrealized:
Appreciation	692,595,699	21,879,944
Depreciation	(362,331,450)	(3,296,364)
Net unrealized appreciation (depreciation) of investments	$330,264,249	$18,583,580

Permanent differences, primarily due to taxable market discount, paydowns and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of net assets as of April 30, 2014, the Funds’ tax year end, as follows:

	High Yield	Short Duration High Yield
Capital paid-in	$—	$—
Undistributed (Over-distribution of) net investment income	(3,485,876)	(18,637)
Accumulated net realized gain (loss)	3,485,876	18,637

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of April 30, 2014, the Funds’ tax year end, were as follows:

	High Yield	Short Duration High Yield
Undistributed net tax-exempt income[1]	$7,737,494	$5,497,424
Undistributed net ordinary income[2]	4,373,421	34,289
Undistributed net long-term capital gains	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period April 1, 2014 through April 30, 2014, and paid on May 1, 2014.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Nuveen Investments	149

Notes to Financial Statements (continued)

The tax character of distributions paid during the Funds’ tax years ended April 30, 2014 and April 30, 2013, was designated for purposes of the dividends paid deduction as follows:

2014	High Yield	Short Duration High Yield
Distributions from net tax-exempt income[3]	$464,816,408	$16,522,431
Distributions from net ordinary income[2]	10,973,072	12,869
Distributions from net long-term capital gains	—	—

2013	High Yield	Short Duration High Yields
Distributions from net tax-exempt income	$472,225,182	$49,171
Distributions from net ordinary income[2]	1,997,075	—
Distributions from net long-term capital gains	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended April 30, 2014, as Exempt Interest Dividends.

As of April 30, 2014, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	High Yield	Short Duration High Yield
Expiration:
April 30, 2015	$273,441	$—
April 30, 2016	25,595,622	—
April 30, 2017	277,191,907	—
April 30, 2018	755,760,482	—
April 30, 2019	36,220,059	—
Not subject to expiration	281,090,592	3,176,233
Total	$1,376,132,103	$3,176,233

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

	High Yield	Short Duration High Yield
Post-October capital losses[4]	$11,575,681	$1,055,983
Late-year ordinary losses[5]	—	—
[4]	Capital losses incurred from November 1, 2013 through April 30, 2014, the Funds’ tax year end.
[5]	Ordinary losses incurred from January 1, 2014 through April 30, 2014 and specified losses incurred from November 1, 2013 through April 30, 2014.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For net assets over $2 billion	.3250

150	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2014, the complex-level fee rate for each of these Funds was .1661%.

The Adviser has agreed to waive fees and/or reimburse expenses of Short Duration High Yield through April 30, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .650% of the average daily net assets of any class of Fund shares.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended April 30, 2014, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	High Yield	Short Duration High Yield
Sales charges collected (Unaudited)	$6,822,021	$831,083
Paid to financial intermediaries (Unaudited)	6,152,794	796,899

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended April 30, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	High Yield	Short Duration High Yield
Commission advances (Unaudited)	$4,875,449	$958,713

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C and C2 Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended April 30, 2014, the Distributor retained such 12b-1 fees as follows:

	High Yield	Short Duration High Yield
12b-1 fees retained (Unaudited)	$2,250,601	$118,567

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Notes to Financial Statements (continued)

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended April 30, 2014, as follows:

	High Yield	Short Duration High Yield
CDSC retained (Unaudited)	$1,073,579	$145,599

8. Borrowing Arrangements

High Yield has entered into a committed 364-day unsecured line of credit (“Borrowings”) with its custodian bank to provide the Fund with a source of liquidity to meet temporary demands of the Fund. As of April 30, 2014, the maximum commitment amount on the Borrowings was $1 billion.

Interest on the Borrowings is calculated at a rate per annum equal to the higher of (i) 1.25% plus the Federal Funds Rate as in effect on that day, or (ii) 1.25% plus the Overnight London Inter-Bank Offered Rate (LIBOR) as in effect on that day. The Fund also accrues a .12% per annum commitment fee on the unused portion of the Borrowings, which will be expensed over the 364-day period.

During the current fiscal period, the Fund increased its Borrowings maximum commitment amount from $850 million to $1 billion. The Fund incurred one-time closing fees of .01% on the increase to the maximum commitment amount, which was expensed through July 24, 2013. All other terms of the Borrowings remained unchanged.

On July 24, 2013, the Fund renewed the Borrowings with its custodian bank through July 23, 2014. The Fund incurred one-time closing fees of .10% on the maximum commitment amount, which will be expensed over the 364-day period.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the Borrowings are recognized as a component of “Interest expense” on the Statement of Operations.

As of April 30, 2014, the Fund did not have any Borrowings outstanding. During the fiscal year ended April 30, 2014, the average daily balance outstanding interest rate on these Borrowings were $95,526,316 and 1.36%, respectively.

9. Subsequent Events

Class B Shares

Effective at the close of business on June 23, 2014, Class B Shares of High Yield converted to Class A Shares and are no longer available through an exchange from other Nuveen mutual funds.

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Additional

Fund Information (Unaudited)

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800)257-8787

Quarterly Form N-Q Portfolio of Investments Information Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

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Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper High Yield Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Yield Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Short-Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 1 and 7.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

154	Nuveen Investments

S&P Municipal Yield Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that are non-rated or whose ratings are BB+ by S&P and BA-1 by Moody’s Investors Service, Inc. or lower. This index does not contain bonds that are pre-refunded or escrowed to maturity. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	155

Annual Investment Management Agreement

Approval Process (Unaudited)

I. The Approval Process

The Board of Trustees of each Fund (each, a “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund’s advisory agreement (each, an “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (each, an “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (each, a “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by

156	Nuveen Investments

each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain equity and fixed income teams of the Sub-Adviser in September 2013 and met with the Sub-Adviser’s municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the open-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters).

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end funds, including, among other things: the continued focus on enhancing the product line through the development of new funds, including the development of alternative strategies

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reflecting trends in the industry; the enhanced support provided to the Board by providing comprehensive in-depth presentations to the Open-End Funds Committee; and the development of a new class of shares for certain funds.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under the respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but

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would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B. The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund’s performance and the applicable investment team. In considering each Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014 (or for such shorter periods available for the Nuveen Short Duration High Yield Municipal Bond Fund (the “Short Duration Fund”), which did not exist for part of the foregoing time frame). This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•

The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, the Board considered a fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was

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within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[i] While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted that the Nuveen High Yield Municipal Bond Fund had demonstrated generally favorable performance in comparison to peers, performing in the first quartile over various periods. In addition, the Board noted that Short Duration Fund was relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

2. The New Advisory Agreements

With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction. Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements) below or in line with their respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to

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municipal funds, such other clients of a Fund Adviser may include: municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Adviser.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

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4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction (i) not to increase contractual management fee rates for any Nuveen fund and (ii) not to raise expense cap levels for any Nuveen fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E. Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which include fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

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In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.
Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2. The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F. Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase contractual management fee rates for any fund and (ii) not to raise expense cap levels for any fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•	The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•	The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II. Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the “Interim Investment Management Agreement”) between the respective Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each

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Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

i	The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

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Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Med, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	201
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	201
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, member and President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	201
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	201

166	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	201
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	201
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	201
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	201
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	201

Nuveen Investments	167

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	201

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	201
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	201
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	201

168	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	201
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	201
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	201
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	201
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	201
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	201
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	201

Nuveen Investments	169

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	108

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

170	Nuveen Investments

Notes

Nuveen Investments	171

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen
Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset
Management, NWQ Investment Management Company, Santa Barbara
Asset Management, Tradewinds Global Investors, Winslow Capital
Management, and Gresham Investment Management. In total, Nuveen
Investments managed approximately $225 billion as of March 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen

Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-HYM-0414D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE AUDITOR BILLED TO THE FUNDS

Fiscal Year Ended April 30, 2014	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen All-American Municipal Bond Fund	35,177	0	0	0
Nuveen Limited Term Municipal Bond Fund	41,740	0	0	0
Nuveen High Yield Municipal Bond Fund	89,084	0	0	0
Nuveen Inflation Protected Municipal Bond Fund	25,813	0	0	0
Nuveen Intermediate Duration Municipal Bond Fund	43,195	0	620	0
Nuveen Short Duration High Yield Municipal Bond Fund	44,598	0	0	0

Total	$279,607	$0	$620	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen All-American Municipal Bond Fund	0%	0%	0%	0%
Nuveen Limited Term Municipal Bond Fund	0%	0%	0%	0%
Nuveen High Yield Municipal Bond Fund	0%	0%	0%	0%
Nuveen Inflation Protected Municipal Bond Fund	0%	0%	0%	0%
Nuveen Intermediate Duration Municipal Bond Fund	0%	0%	0%	0%
Nuveen Short Duration High Yield Municipal Bond Fund	0%	0%	0%	0%

April 30, 2013	to Funds [1]	Billed to Funds [2]	Billed to Funds [3]	Billed to Funds [4]
Fund Name
Nuveen All-American Municipal Bond Fund	36,730	0	600	0
Nuveen Limited Term Municipal Bond Fund	39,595	0	600	0
Nuveen High Yield Municipal Bond Fund	74,583	0	600	0
Nuveen Inflation Protected Municipal Bond Fund	25,043	0	600	0
Nuveen Intermediate Duration Municipal Bond Fund	41,486	0	600	0
Nuveen Short Duration High Yield Municipal Bond Fund	26,235	0	0	0

Total	$243,672	$0	$3,000	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen All-American Municipal Bond Fund	0%	0%	0%	0%
Nuveen Limited Term Municipal Bond Fund	0%	0%	0%	0%
Nuveen High Yield Municipal Bond Fund	0%	0%	0%	0%
Nuveen Inflation Protected Municipal Bond Fund	0%	0%	0%	0%
Nuveen Intermediate Duration Municipal Bond Fund	0%	0%	0%	0%
Nuveen Short Duration High Yield Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended April 30, 2014	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Municipal Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended April 30, 2013	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Municipal Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended April 30, 2014	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen All-American Municipal Bond Fund	0	0	0	0
Nuveen Limited Term Municipal Bond Fund	0	0	0	0
Nuveen High Yield Municipal Bond Fund	0	0	0	0
Nuveen Inflation Protected Municipal Bond Fund	0	0	0	0
Nuveen Intermediate Duration Municipal Bond Fund	620	0	0	620
Nuveen Short Duration High Yield Municipal Bond Fund	0	0	0	0

Total	$620	$0	$0	$620

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended April 30, 2013	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen All-American Municipal Bond Fund	600	0	0	600
Nuveen Limited Term Municipal Bond Fund	600	0	0	600
Nuveen High Yield Municipal Bond Fund	600	0	0	600
Nuveen Inflation Protected Municipal Bond Fund	600	0	0	600
Nuveen Intermediate Duration Municipal Bond Fund	600	0	0	600
Nuveen Short Duration High Yield Municipal Bond Fund	0	0	0	0

Total	$3,000	$0	$0	$3,000

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Trust

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: July 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: July 7, 2014

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: July 7, 2014